                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay
                                                              California Tax Free Fund versus Lehman
                                                              Brothers Municipal Bond Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and
                                                              Analysis                                         5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 3.32%, 5 Years 3.71%, Since Inception 5.01%

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
PERIOD END                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                       -----------------------      ---------------------         ----------------
10/1/91                                             $      9550                  $    10000                   $   10000
12/91                                                      9748                       10335                       10051
12/92                                                     10516                       11247                       10349
12/93                                                     11852                       12628                       10632
12/94                                                     11943                       11975                       10908
12/95                                                     12700                       14066                       11192
12/96                                                     13526                       14689                       11563
12/97                                                     14491                       16038                       11758
12/98                                                     15263                       17077                       11947
12/99                                                     14227                       16513                       12267
12/00                                                     16010                       18441                       12674
6/01                                                      16109                       18973                       12913

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 2.94%, 5 Years 4.09%, Since Inception 5.33% Class C Total Returns: 1 Year 6.94%, 5 Years 4.43%, Since Inception 5.33%

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
PERIOD END                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                       -----------------------      ---------------------         ----------------
10/1/91                                              $    10000                   $   10000                    $  10000
12/91                                                     10207                       10335                       10051
12/92                                                     11011                       11247                       10349
12/93                                                     12410                       12628                       10632
12/94                                                     12497                       11975                       10908
12/95                                                     13259                       14066                       11192
12/96                                                     14079                       14689                       11563
12/97                                                     15050                       16038                       11758
12/98                                                     15813                       17077                       11947
12/99                                                     14716                       16513                       12267
12/00                                                     16521                       18441                       12674
6/01                                                      16603                       18973                       12913

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 1/3/95 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2001, the Federal Reserve responded to the rapidly slowing economy by aggressively lowering the targeted federal funds rate in six successive moves--for a cumulative reduction of 2.75%. By the end of the first half of 2001, indications of a possible economic recovery began to emerge, as consumer confidence rebounded, weekly jobless claims declined, and durable-goods orders increased.

For the first half of 2001, municipal bonds outperformed U.S. Treasuries, with the Lehman Brothers Municipal Bond Index(1) returning 2.88%, compared to 1.95% for the Lehman Brothers Treasury Index.(2) Within the municipal market, however, performance was mixed:

- While long-term interest rates were volatile, yields on 10-year municipal bonds rose just two basis points(3) and 30-year municipal yields rose just six basis points over the first six months of 2001.

- Shorter maturities reacted more favorably to the Federal Reserve's easing campaign, with two-year municipal yields falling 95 basis points over the six-month period.

- In total, the municipal yield curve steepened 101 basis points between two-year and 30-year maturities, ending the period with a yield spread between these issues of 2.12%. As of June 30, 2001, the municipal yield curve was at its steepest level since November 1994.

- With the yields of long-term insured municipal bonds at 93% of U.S. Treasury yields as of June 30, 2001, municipals continued to appear attractive relative to U.S. Treasuries.

The supply of new municipal issues increased during the first six months of 2001--quite dramatically when compared with the same period in 2000. Retail and institutional demand also increased moderately during the first half of the year, as investors viewed the municipal market as a relatively "safe haven" compared to U.S. equities.

California faced an extremely challenging period during the first six months of 2001, mostly due to energy shortages that captured widespread media attention. The state had failed to increase new capacity as consumption rose during the 1990s. Deregulation forced utilities to provide power at fixed rates, even though purchases on the spot market could fluctuate. When market prices surged, the result was disastrous.

-------
(1) See footnote on page 4 for more information about the Lehman Brothers Municipal Bond Index.

(2) The Lehman Brothers Treasury Index is an unmanaged index that is composed of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) A basis point is one one-hundredth of one percent. Thus, 100 basis points equals 1%.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/91                                                                             2.07%
12/92                                                                             7.88%
12/93                                                                            12.71%
12/94                                                                            -4.88%
12/95                                                                            15.18%
12/96                                                                             3.44%
12/97                                                                             7.90%
12/98                                                                             5.33%
12/99                                                                            -6.79%
12/00                                                                            12.53%
6/01                                                                              0.62%

See footnore * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

PERIOD END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/91                                                                             2.07%
12/92                                                                             7.88%
12/93                                                                            12.71%
12/94                                                                            -4.88%
12/95                                                                            14.91%
12/96                                                                             3.10%
12/97                                                                             7.63%
12/98                                                                             5.07%
12/99                                                                            -6.94%
12/00                                                                            12.27%
6/01                                                                              0.49%

Class B returns reflect the historical performance of the Class shares through 12/94. Class C shares returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

To keep electricity flowing through the state, California authorized its Department of Water Resources (DWR) to purchase power on behalf of utilities that no longer had the financial capability to do so on their own. As of June 12, 2001, the DWR had spent more than $6 billion to purchase power. Meanwhile, spiraling wholesale energy costs in California led to the bankruptcy of Pacific Gas & Electric, the largest utility in the state.

Standard & Poor's lowered California's state credit rating from AA to A+ in April.(4) Moody's followed suit in May, lowering the ratings on the state's general-obligation and lease-revenue bonds. In late June, the state closed on a

-------
(4) Debt rated AA by Standard & Poor's differs from the highest-rated issues only in small degree. According to Standard & Poor's, the obligors capacity to meet its financial commitment on the obligation is very strong. Debt rated A by Standard & Poor's is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories. However, Standard & Poor's believes the obligor's capacity to meet its financial commitment on the obligation is still strong. Ratings may be modified by a plus or minus sign to show relative standing within the major rating categories. When applied to Fund investments, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

$4.3 billion bridge loan from a consortium of banks led by J.P. Morgan Chase. The loan gives the state the financial flexibility to continue to cover power costs until its mammoth $13 billion permanent financing comes through in October. With the state's credit deteriorating and massive municipal supply expected in the market over the near term, California municipal issues underperformed the rest of the municipal market. We expect credit spreads in the state to remain under pressure until the state's permanent financing deal is priced.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay California Tax Free Fund returned 0.62% for Class A shares and 0.49% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.15% return of the average Lipper(5) California municipal debt fund as well as the 2.88% return of the Lehman Brothers Municipal Bond Index for the semiannual period.

PORTFOLIO MANAGEMENT DECISIONS

Throughout the first half of the year, the Fund benefited from an emphasis on essential-service revenue bonds, such as those issued to finance transportation facilities, water and sewer utilities, and higher education. These issues continue to be supported by solid revenue streams, and in the current economic environment, we expect the bonds to maintain their value better than lower-rated issues.

The Fund's emphasis on the longer end of the municipal yield curve detracted from performance, as interest rates declined, the yield curve steepened, and shorter-maturity bonds outperformed longer-term issues. By June 30, 2001, the municipal yield curve was at its steepest level in seven years, leading us to believe that the yields available on shorter-maturity bonds were unattractive. We expect the municipal yield curve to flatten to a more traditional pattern once the market becomes convinced that the easing cycle has ended.

A portfolio overweight in zero-coupon bonds, such as those for the Escondido School District, and in discount securities, such as Los Angeles Parking Facility 4.75% of 5/01/24, also detracted from Fund performance when less-bullish interest-rate sentiment caused yield spreads to widen.

The Fund's underweighted position in hospitals and other high-yield securities hurt performance, as credit spreads generally contracted at the end of 2000. Health care issues, which tended to underperform the Lehman Brothers Municipal Bond Index for the last two years, outperformed the Index during the first six months of 2001. Congress increased its funding for Medicare patients, and many hospitals streamlined their operations by shedding unprofitable physician practices and reducing overhead expenses. Given these changes and

-------


(5) See footnote and table on page 10 for more information about Lipper Inc.

other improving fundamentals, we began to selectively increase the Fund's exposure to health care credits during the reporting period.

LOOKING AHEAD

It remains to be seen whether recent signs of recovery are reliable indicators of renewed economic vigor or mere fleeting upticks to be followed by additional weakness. In light of aggressive Federal Reserve easing and recent tax cuts, however, we are cautiously optimistic that economic growth will rebound in the second half of the year. If it does, there's a possibility that the Fed may tighten in 2002 to keep inflation in check.

State economic forecasts, which appeared conservative just a year ago, now appear overly optimistic in light of the sluggish economy. Many states, including California, are adjusting their revenue forecasts. In May, California Governor Gray Davis cut $1.3 billion from the original fiscal-year 2002 proposal, and the Department of Finance reduced revenue estimates by $4.6 billion. During the previous five years, state budget surpluses had surged as a result of stronger than expected revenues. This had allowed many states to build up "rainy day" funds and other reserves to cushion any revenue shortfalls. Unless the economic slump is more protracted than currently forecast, we expect most state credit ratings to remain stable and state governments to continue to reduce expenses in line with lower revenue estimates.

Earlier this year, the Board of Trustees of The MainStay Funds approved a Plan of Liquidation and Dissolution for MainStay California Tax Free Fund, effective June 12, 2001. In the Board's opinion, liquidating the Fund is in the best interests of its shareholders. As a result, at the end of the semiannual period, the Fund had liquidated some of its holdings and increased liquidity. It is anticipated that the closing of the Fund and the redemption of all outstanding shares will take place no later than July 27, 2001. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay California Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Fund's dividend remained stable. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/01
Class A            8.19%         4.67%       5.50%
Class B            7.94%         4.43%       5.33%
Class C            7.94%         4.43%       5.33%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                          SINCE INCEPTION
                  1 YEAR       5 YEARS    THROUGH 6/30/01
Class A            3.32%        3.71%          5.01%
Class B            2.94%        4.09%          5.33%
Class C            6.94%        4.43%          5.33%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                         SINCE INCEPTION
                  1 YEAR      5 YEARS    THROUGH 6/30/01
Class A         78 out of    75 out of       36 out of
                112 funds    80 funds        39 funds
Class B         88 out of    79 out of       69 out of
                112 funds    80 funds        70 funds
Class C         88 out of    n/a             91 out of
                112 funds                    97 funds
Average Lipper
CA municipal
debt fund       8.67%        5.56%           6.16%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

                NAV 6/30/01  INCOME    CAPITAL GAINS
Class A            $9.43     $0.1986    $0.0000
Class B            $9.41     $0.1866    $0.0000
Class C            $9.41     $0.1866    $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (1/3/95) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/1/91 through 6/30/01.

MainStay California Tax Free Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                 ----------------------------
LONG-TERM MUNICIPAL BONDS (87.0%)+

CALIFORNIA (69.6%)
California Educational
 Facilities
 Authority Revenue
 Pooled College & University
 Projects, Series B
 6.30%, due 4/1/21 (b)..........  $ 500,000       $   523,480
California State General
 Obligation
 5.75%, due 12/1/29.............  1,000,000         1,033,360
California State Public Works
 Board
 Lease Revenue
 Department of Corrections
 State Prisons
 Series A
 5.00%, due 12/1/19 (c).........  1,000,000         1,004,150
California Statewide Community
 Development Authority
 Certificate
 Participation
 Catholic HealthCare West
 6.50%, due 7/1/20..............  1,000,000         1,025,860
California Statewide Community
 Development Authority Revenue
 L A Orthopaedic Hospital
 Foundation
 5.375%, due 6/1/16.............    500,000           511,955
Escondido California Union High
 School District
 (zero coupon), due 11/1/12.....  1,350,000           799,403
Los Angeles California
 Parking Revenue
 Series A
 4.75, due 5/1/24...............  1,000,000           926,960
Mendocino County California
 Certificates Participation
 County Public Facilities Corp.
 5.25%, due 6/1/30..............  1,000,000           988,950
Moreland California School
 District
 Capital Appreciation
 Series H
 (zero coupon), due 8/1/24......  1,745,000           453,211
Northern California
 Transmission Revenue Project
 Series A
 6.50%, due 5/1/16..............  1,000,000         1,046,310
Oakland California
 General Obligation, Measure K
 Series C
 5.90%, due 12/15/22 (b)........  1,000,000         1,058,190
Pomona California Public
 Financing
 Authority Revenue
 Water Facilities Project
 Series AC
 5.50%, due 5/1/29..............    500,000           512,370
-------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

-------------------------------------------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
CALIFORNIA (CONTINUED)
San Francisco California City &
 County Certificates
 Participation
 San Bruno Jail No. 3
 5.25%, due 10/1/26............. $  500,000        $  497,535
San Marino California Unified
 School District, Series B
 5.00%, due 6/1/23..............  1,000,000           990,110
Santa Clara California
 Unified School District
 5.50%, due 7/1/25..............  1,000,000         1,028,280
Santa Clara Valley California
 Transportation Authority
 Sales Tax Revenue
 Series A
 5.00%, due 6/1/23..............    250,000           243,655
Santa Monica-Malibu
 Unified School District
 5.25%, due 8/1/17 (c)..........  1,000,000         1,048,280
                                                  -----------
                                                   13,692,059
                                                  -----------

FLORIDA (2.8%)
Tampa Florida Utility Tax &
 Special Revenue
 6.00%, due 10/1/09 (c).........    500,000           561,275
                                                  -----------

PUERTO RICO (9.1%)
Puerto Rico Commonwealth
 Infrastructure Financing
 Authority
 Power Revenue
 Series A
 5.00%, due 7/1/13..............    500,000           517,325
 5.50%, due 10/1/17.............    500,000           529,500
Puerto Rico Electric Power
 Authority
 Power Revenue
 Series U
 6.00%, due 7/1/14 (c)..........    705,000           754,061
                                                  -----------
                                                    1,800,886
                                                  -----------

VIRGIN ISLANDS (5.5%)
Virgin Islands Public Finance
 Authority
 Revenue, Gross Receipts Taxes
 Series A
 6.50%, due 10/1/24.............  1,000,000         1,077,890
                                                  -----------
Total Long-Term Municipal Bonds
 (Cost $16,538,051).............                   17,132,110
                                                  -----------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM MUNICIPAL BONDS (13.7%)

California Housing Finance
  Agency
  MultiFamily Housing
  Series A
  3.10%, due 2/1/26 (a)(d)......  $1,000,000      $ 1,000,000
Irvine Ranch California Water
 District Various
 3.10%, due 9/1/26 (c)(d).......    800,000           800,000
Newport Beach California Revenue
 Various - Hoag Memorial
 Presbyterian Hospital
 3.00%, due 10/1/22 (d).........    900,000           900,000
                                                  -----------
Total Short-Term Municipal Bonds
 (Cost $2,700,000)..............                    2,700,000
                                                  -----------
Total Investments
 (Cost $19,238,051) (e).........      100.7%       19,832,110(f)
Liabilities in Excess of Cash
 and other Assets...............       (0.7)         (132,951)
                                  ----------      -----------
Net Assets......................      100.0%      $19,699,159
                                  ==========      ===========

                       CONTRACTS         UNREALIZED
                         LONG         APPRECIATION (g)
                       -------------------------------
FUTURES CONTRACTS (0.0%)(h)

Municipal Bond
 September 2001
 (30 Year)...........      7               $9,453
                                           ------
Total Futures Contracts
 (Settlement Value
 $702,188)...........                      $9,453
                                           ======

-------

(a) Interest on this security is subject to alternative minimum tax.
(b)  Segregated as collateral for futures contracts.
(c) Prerefunding securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issuer's call date.
(d) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At June 30, 2001, net unrealized appreciation was
     $594,059, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $670,718 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $76,659.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2001.
(h)  Less than one tenth of a percent.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $19,238,051)..............................................       $19,832,110
Cash........................................................            17,028
Receivables:
  Investment securities sold................................           801,489
  Interest..................................................           248,764
                                                                   -----------
        Total assets........................................        20,899,391
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           536,470
  Fund shares redeemed......................................           529,824
  Transfer agent............................................            12,472
  Shareholder communication.................................            11,723
  NYLIFE Distributors.......................................             6,989
  Custodian.................................................             4,908
  Variation margin on futures contracts.....................             3,784
  Manager...................................................             3,623
  Trustees..................................................               181
Accrued expenses............................................            23,006
Dividend payable............................................            67,252
                                                                   -----------
        Total liabilities...................................         1,200,232
                                                                   -----------
Net assets..................................................       $19,699,159
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    11,210
  Class B...................................................             8,670
  Class C...................................................             1,024
Additional paid-in capital..................................        20,855,901
Accumulated undistributed net investment income.............            52,717
Accumulated net realized loss on investments................        (1,833,875)
Net unrealized appreciation on investments and futures
  contracts.................................................           603,512
                                                                   -----------
Net assets..................................................       $19,699,159
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $10,576,880
                                                                   ===========
Shares of beneficial interest outstanding...................         1,121,026
                                                                   ===========
Net asset value per share outstanding.......................       $      9.43
Maximum sales charge (4.50% of offering price)..............              0.44
                                                                   -----------
Maximum offering price per share outstanding................       $      9.87
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 8,158,934
                                                                   ===========
Shares of beneficial interest outstanding...................           866,961
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.41
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   963,345
                                                                   ===========
Shares of beneficial interest outstanding...................           102,367
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.41
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 712,765
                                                              ---------
Expenses:
  Manager...................................................     61,636
  Transfer agent............................................     30,954
  Service--Class A..........................................     16,442
  Service--Class B..........................................     13,101
  Service--Class C..........................................      1,275
  Distribution--Class B.....................................     13,104
  Distribution--Class C.....................................      1,274
  Professional..............................................     12,046
  Custodian.................................................      8,376
  Shareholder communication.................................      8,229
  Recordkeeping.............................................      6,000
  Registration..............................................      2,942
  Trustees..................................................        379
  Miscellaneous.............................................     10,867
                                                              ---------
    Total expenses before reimbursement.....................    186,625
Expense reimbursement from Manager..........................    (19,040)
                                                              ---------
    Net expenses............................................    167,585
                                                              ---------
Net investment income.......................................    545,180
                                                              ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    167,003
  Futures transactions......................................    (75,053)
                                                              ---------
Net realized gain on investments............................     91,950
                                                              ---------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (499,627)
  Futures transactions......................................      9,922
                                                              ---------
Net unrealized loss on investments..........................   (489,705)
                                                              ---------
Net realized and unrealized loss on investments.............   (397,755)
                                                              ---------
Net increase in net assets resulting from operations........  $ 147,425
                                                              =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $   545,180     $ 1,026,015
  Net realized gain (loss) on investments...................        91,950        (753,889)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      (489,705)      2,525,926
                                                               -----------     -----------
  Net increase in net assets resulting from operations......       147,425       2,798,052
                                                               -----------     -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (270,059)       (565,957)
    Class B.................................................      (203,058)       (422,047)
    Class C.................................................       (19,912)        (37,445)
                                                               -----------     -----------
      Total dividends to shareholders.......................      (493,029)     (1,025,449)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       605,676         596,705
    Class B.................................................     1,081,313       1,082,499
    Class C.................................................        58,501         280,771
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       101,041         251,943
    Class B.................................................        96,373         222,241
    Class C.................................................        14,151          35,709
                                                               -----------     -----------
                                                                 1,957,055       2,469,868
  Cost of shares redeemed:
    Class A.................................................    (3,271,113)     (1,523,416)
    Class B.................................................    (3,316,651)     (2,183,321)
    Class C.................................................      (206,432)       (316,641)
                                                               -----------     -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (4,837,141)     (1,553,510)
                                                               -----------     -----------
      Net increase (decrease) in net assets.................    (5,182,745)        219,093
NET ASSETS:
Beginning of period.........................................    24,881,904      24,662,811
                                                               -----------     -----------
End of period...............................................   $19,699,159     $24,881,904
                                                               ===========     ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    52,717     $       566
                                                               ===========     ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                       This page intentionally left blank


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

            Financial Highlights selected per share data and ratios


                                                                                  Class A
                                                ---------------------------------------------------------------------------
                                                Six months
                                                  ended                           Year ended December 31,
                                                 June 30,       -----------------------------------------------------------
                                                  2001+          2000         1999         1998         1997         1996
                                                ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period....       $  9.57        $  8.89      $  9.98      $  9.93      $  9.78      $  9.95
                                                 -------        -------      -------      -------      -------      -------
Net investment income.....................          0.22           0.41         0.41         0.44         0.48         0.49
Net realized and unrealized gain (loss) on
  investments.............................         (0.16)          0.68        (1.07)        0.08         0.27        (0.16)
                                                 -------        -------      -------      -------      -------      -------
Total from investment operations..........          0.06           1.09        (0.66)        0.52         0.75         0.33
                                                 -------        -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income..............         (0.20)         (0.41)       (0.41)       (0.46)       (0.48)       (0.50)
  From net realized gain on investments...            --             --        (0.02)       (0.01)       (0.12)          --
                                                 -------        -------      -------      -------      -------      -------
Total dividends and distributions.........         (0.20)         (0.41)       (0.43)       (0.47)       (0.60)       (0.50)
                                                 -------        -------      -------      -------      -------      -------
Net asset value at end of period..........       $  9.43        $  9.57      $  8.89      $  9.98      $  9.93      $  9.78
                                                 =======        =======      =======      =======      =======      =======
Total investment return (a)...............          0.62%         12.53%       (6.79%)       5.33%        7.90%        3.44%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................          4.54%++        4.44%        4.27%        4.42%        4.88%         5.0%
    Net expenses..........................          1.24%++        1.24%        1.24%        1.24%        1.24%        1.24%
    Expenses (before reimbursement).......          1.40%++        1.40%        1.31%        1.40%        1.26%         1.3%
Portfolio turnover rate...................            20%            61%         123%         104%         108%          79%
Net assets at end of period (in 000's)....       $10,577        $13,322      $13,048      $19,204      $18,199      $18,098

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF, AND SHOULD BE
              READ IN CONJUNCTION WITH, THE FINANCIAL STATEMENTS.

                             Class B                                                     Class C
    ----------------------------------------------------------   -------------------------------------------------------
    Six months                                                   Six months                                 September 1*
      ended                 Year ended December 31,                ended       Year ended     Year ended      through
     June 30,    ---------------------------------------------    June 30,    December 31,   December 31,   December 31,
      2001+       2000      1999      1998      1997     1996      2001+          2000           1999           1998
    ----------   -------   -------   -------   ------   ------   ----------   ------------   ------------   ------------
     $  9.55     $  8.87   $  9.95   $  9.90   $ 9.75   $ 9.91    $  9.55        $ 8.87         $ 9.95         $ 9.95
     -------     -------   -------   -------   ------   ------    -------        ------         ------         ------
        0.21        0.38      0.38      0.42     0.45     0.45       0.21          0.38           0.38           0.13
       (0.16)       0.68     (1.05)     0.07     0.27    (0.16)     (0.16)         0.68          (1.05)          0.02
     -------     -------   -------   -------   ------   ------    -------        ------         ------         ------
        0.05        1.06     (0.67)     0.49     0.72     0.29       0.05          1.06          (0.67)          0.15
     -------     -------   -------   -------   ------   ------    -------        ------         ------         ------
       (0.19)      (0.38)    (0.39)    (0.43)   (0.45)   (0.45)     (0.19)        (0.38)         (0.39)         (0.14)
          --          --     (0.02)    (0.01)   (0.12)      --         --            --          (0.02)         (0.01)
     -------     -------   -------   -------   ------   ------    -------        ------         ------         ------
       (0.19)      (0.38)    (0.41)    (0.44)   (0.57)   (0.45)     (0.19)        (0.38)         (0.41)         (0.15)
     -------     -------   -------   -------   ------   ------    -------        ------         ------         ------
     $  9.41     $  9.55   $  8.87   $  9.95   $ 9.90   $ 9.75    $  9.41        $ 9.55         $ 8.87         $ 9.95
     =======     =======   =======   =======   ======   ======    =======        ======         ======         ======
        0.49%      12.27%    (6.94%)    5.07%    7.63%    3.10%      0.49%        12.27%         (6.94%)         1.51%

        4.29%++     4.19%     4.02%     4.17%    4.63%     4.7%      4.29%++       4.19%          4.02%          4.17%++
        1.49%++     1.49%     1.49%     1.49%    1.49%    1.49%      1.49%++       1.49%          1.49%          1.49%++
        1.65%++     1.65%     1.56%     1.65%    1.51%     1.6%      1.65%++       1.65%          1.56%          1.65%++
          20%         61%      123%      104%     108%      79%        20%           61%           123%           104%
     $ 8,159     $10,449   $10,573   $11,040   $7,288   $5,089    $   963        $1,111         $1,042         $   --(b)

  THE NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF, AND SHOULD BE
              READ IN CONJUNCTION WITH, THE FINANCIAL STATEMENTS.

MainStay California Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund"). The Board of Trustees of The MainStay Funds approved a Plan of Liquidation and Dissolution relating to the Fund, effective June 12, 2001. The Fund is expected to liquidate no later than July 27, 2001.

The Fund previously offered three classes of shares. Class A shares, whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options for futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their

MainStay California Tax Free Fund

contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the

Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001 the Manager earned $61,636 and reimbursed the Fund $19,040.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay California Tax Free Fund

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $398 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemptions of Class B shares of $8,531, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $30,954.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $2,556,684 which represents 24.2% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $281 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for Federal income tax purposes, capital loss carryforwards of $1,926,294, were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                  AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
      2007..................................................  $  757
      2008..................................................   1,169
                                                              ------
                                                              $1,926
                                                              ======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $4,757 and $11,855, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                           YEAR ENDED
                                                    JUNE 30, 2001*                        DECEMBER 31, 2000
                                           ---------------------------------      ----------------------------------
                                           CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                           -------      -------      -------      -------      -------      --------
Shares sold..............................     64          113            6           65          117           30
Shares issued in reinvestment of
  dividends and distributions............     11           10            1           27           25            4
                                            ----         ----          ---         ----         ----          ---
                                              75          123            7           92          142           34
Shares redeemed..........................   (346)        (350)         (21)        (168)        (240)         (35)
                                            ----         ----          ---         ----         ----          ---
Net decrease.............................   (271)        (227)         (14)         (76)         (98)          (1)
                                            ====         ====          ===         ====         ====          ===

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                                                           [MAINSTAY FUNDS LOGO]


Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured. No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MSCT10-08/01

[RECYCLE LOGO]

MAINSTAY(R)
CALIFORNIA TAX FREE FUND

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Capital Appreciation Fund
versus S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -31.81%, 5 Years 10.15%, 10 Years 16.01% [LINE GRAPH]

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
                                                    -----------------            --------------             ----------------
12/90                                                      9450                       10000                       10000
12/91                                                     15910                       13040                       10298
12/92                                                     17661                       14032                       10603
12/93                                                     20135                       15441                       10893
12/94                                                     19829                       15645                       11177
12/95                                                     26924                       21518                       11467
12/96                                                     32083                       26454                       11847
12/97                                                     39815                       35280                       12048
12/98                                                     55440                       45363                       12242
12/99                                                     69243                       54907                       12570
12/00                                                     61510                       49910                       12995
6/01                                                      50711                       46566                       13241

CLASS B SHARES Total Returns: 1 Year -31.93%, 5 Years 10.37%, 10 Years 16.18% [LINE GRAPH]

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
                                                    -----------------            --------------             ----------------
12/90                                                     10000                       10000                       10000
12/91                                                     16836                       13040                       10298
12/92                                                     18688                       14032                       10603
12/93                                                     21307                       15441                       10893
12/94                                                     20983                       15645                       11177
12/95                                                     23349                       21518                       11467
12/96                                                     33610                       26454                       11847
12/97                                                     41492                       35280                       12048
12/98                                                     57322                       45363                       12242
12/99                                                     71024                       54907                       12570
12/00                                                     62611                       49910                       12995
6/01                                                      51464                       46566                       13241

CLASS C SHARES Total Returns: 1 Year -29.04%, 5 Years 10.65%, 10 Years 16.18% [LINE GRAPH]

                                                    MAINSTAY CAPITAL
                                                    APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)+
                                                    -----------------            --------------             ----------------
12/90                                                     10000                       10000                       10000
12/91                                                     16836                       13040                       10298
12/92                                                     18688                       14032                       10603
12/93                                                     21307                       15441                       10893
12/94                                                     20983                       15645                       11177
12/95                                                     23349                       21518                       11467
12/96                                                     33610                       26454                       11847
12/97                                                     41492                       35280                       12048
12/98                                                     57322                       45363                       12242
12/99                                                     71024                       54907                       12570
12/00                                                     62626                       49910                       12995
6/01                                                      51479                       46566                       13241

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis
During the first six months of 2001, the equity markets faced several macroeconomic challenges. The economy has been stalling and weaknesses have appeared overseas. The Federal Reserve has been aggressively lowering interest rates to stimulate the economy, but so far, signs of success have been limited. Corporate profits have declined significantly during the first half of the year, spurring a continuing string of earnings disappointments. Growth companies, which typically are able to advance through economic slowdowns, have struggled to maintain their prior levels of sales and earnings growth.

Political risks have also escalated during the first half of the year--no doubt as a result of George Bush's narrow presidential victory and a change in senate majority leadership. Investors have continued to focus on a number of concerns, including energy policy, health care debates, tax reform, and mid-East relations. As long as these issues remain unresolved, we anticipate continued market volatility.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Capital Appreciation Fund returned -17.56% for Class A shares and -17.80% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -16.22% return of the average Lipper(1) large-cap growth fund over the same period. All share classes also underperformed the -6.70% return of the S&P 500 Index(2) for the first six months of 2001.

Despite lagging its peers, the Fund benefited by reducing its technology exposure. The Fund's decision to reduce its weighting in utilities and independent power companies also had a positive impact on performance, as these sectors felt the effects of energy shortfalls in California and Brazil. The Fund has seen mixed results from increasing its financial holdings throughout the first half of the year and from a changing mix of consumer-staple stocks in the second quarter of 2001. Also during the second quarter, the Fund lowered its exposure to large-cap drug companies in favor of new health care services and specialty-pharmaceutical names, which we believe will have a positive impact on performance going forward.

STRONG AND WEAK PERFORMERS

Three of the Fund's best-performing stocks were Bed Bath & Beyond, Harley-Davidson, and AOL Time Warner. Bed Bath & Beyond, a specialty home retailer, continued to show strong sales and earnings gains, despite a slowing economy. Harley-Davidson still can't produce enough motorcycles to keep up with demand for its premium brand. At the end of the reporting period, earnings and sales at the company were at record levels. AOL Time Warner's business model

6
-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17
6/01                                                                            -17.56

CLASS B AND CLASS C SHARES
[LINE GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/00                                                                           -11.82
6/01                                                                            -17.80

appears to include enough subscription revenues to deliver on-target earnings in 2001. AOL Time Warner has also benefited from less exposure to advertising than other media companies, which helped reduce the impact of the economic downturn on the stock's performance.

Not all of the Fund's holdings provided positive results. Corning, a leader in fiber optics and telecommunications equipment, rose rapidly in January, but suffered during the sharp decline in demand for telecommunications equipment. As the company revised earnings estimates downward, the stock fell more than 70% from its price at the beginning of the year. The Fund has been selling the stock to put its assets to more productive use.

                                                                               7
                                                                               -

EMC, a technology storage leader, took a similar but less-severe path when the huge drop-off in technology spending caused the company's stock price to plummet. The Fund has been selling the stock throughout the first half of the year. Cisco Systems, a leading network company, also did well in January, but then took a dramatic tumble. To stem the negative impact on the portfolio, we trimmed the Fund's position in Cisco during the second quarter of 2001.

SIGNIFICANT PURCHASES AND SALES

Among the new stocks we added to the Fund's portfolio in the first half of the year were UnitedHealth Group, Pfizer, and Fannie Mae. Each of these was among the Fund's top-30 holdings by size, and the net impact of the purchases has been positive. The Fund had negative results from FleetBoston Financial and Advanced Micro Devices, both of which were purchased during the second quarter.

Although the Fund has sold securities in all sectors, most sales have had a positive impact on performance in light of the general market decline. The largest sales included Genentech, Guidant, Schering Plough, and Applied Biosystems, all of which positively impacted performance during the reporting period.

SECTOR WEIGHTINGS

The Fund has remained overweighted in health care stocks throughout the first half of 2001, because we believe health care companies are likely to provide steady growth. The sector underperformed, however, due to a combination of health care legislation concerns and declining earnings among major drug companies and medical-device manufacturers. As of June 30, 2001, the Fund was also overweighted in consumer-cyclical stocks--including Harley-Davidson, Bed Bath & Beyond, and Kohl's--each of which had excellent sales and earnings. Although the Fund chooses stocks based on their individual merits, as a group, consumer-cyclical stocks significantly outperformed the market.

The Fund remained underweighted in the energy sector. As of June 30, 2001, the Fund had no exposure to the telecommunications-services sector. Given the problems telecommunications companies have faced, this positioning has had a generally positive impact on the Fund's performance.

LOOKING AHEAD

We began the year with the Fund defensively positioned in health care, utilities, and consumer staples. Although our caution proved correct, these defensive stocks did not perform as we had anticipated. Going forward, we believe investors will see continued market volatility, with stocks trading in a range and rotating sector leadership until we get a clearer indication of where the economy and corporate profits are headed.

We continue to target companies where we have a high degree of confidence in sales and earnings estimates. Since the bull market appears to be over, we are more focused on our selling discipline and less inclined to give companies the benefit of the doubt. In a stalled economy, it will take longer for troubled companies to recover. As a result, we believe it's prudent for the Fund to exit quickly from positions that show signs of fundamental deterioration.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital. Dividend income, if any, will remain a secondary objective.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 6/30/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/01
    Class A               -27.84%      11.40%     16.67%         13.48%
    Class B               -28.35%      10.64%     16.18%         13.16%
    Class C               -28.32%      10.65%     16.18%         13.17%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/01
    Class A               -31.81%      10.15%     16.01%         13.05%
    Class B               -31.93%      10.37%     16.18%         13.16%
    Class C               -29.04%      10.65%     16.18%         13.17%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/01
    Class A              329 out of  177 out of     n/a         111 out of
                         785 funds   286 funds                  211 funds
    Class B              346 out of  191 out of  15 out of       20 out of
                         785 funds   286 funds   88 funds        56 funds
    Class C              344 out of     n/a         n/a         349 out of
                         785 funds                              505 funds
    Average Lipper
    large-cap growth
    fund                  -30.71%      11.59%     13.38%       12.24%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

                NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A        $35.83      $0.0000      $0.0000
    Class B        $33.98      $0.0000      $0.0000
    Class C        $33.99      $0.0000      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

10
-

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.

                                                                              11
                                                                               -

-------
+ Percentages indicated are based on Fund net assets.
MainStay Capital Appreciation Fund

                                 SHARES             VALUE
--------------------------------------------------------------
COMMON STOCKS (97.5%)+

BANKS (2.9%)
FleetBoston Financial
 Corp........................     721,000       $   28,443,450
Mellon Financial Corp. ......     692,600           31,859,600
Washington Mutual, Inc.......     574,000           21,553,700
                                                --------------
                                                    81,856,750
                                                --------------

BROADCAST/MEDIA (2.3%)
Clear Channel Communications,
 Inc. (a)....................   1,026,960           64,390,392
                                                --------------

COMMUNICATIONS--EQUIPMENT (2.8%)
Cisco Systems, Inc. (a)......   2,636,100           47,977,020
Corning, Inc.................     793,900           13,266,069
Nokia Corp. PLC ADR (b)......     752,700           16,589,508
                                                --------------
                                                    77,832,597
                                                --------------

COMPUTER SOFTWARE & SERVICES (6.5%)
Electronic Data Systems
 Corp........................     234,700           14,668,750
Microsoft Corp. (a)..........   1,438,500          105,010,500
Oracle Corp. (a).............   3,327,200           63,216,800
                                                --------------
                                                   182,896,050
                                                --------------
COMPUTER SYSTEMS (3.0%)
EMC Corp. (a)................   1,053,900           30,615,795
Sun Microsystems, Inc. (a)...   3,526,200           55,431,864
                                                --------------
                                                    86,047,659
                                                --------------

ELECTRIC POWER COMPANIES (2.6%)
AES Corp. (The) (a)..........   1,699,300           73,154,865
                                                --------------

ELECTRICAL EQUIPMENT (3.8%)
General Electric Co..........   2,176,200          106,089,750
                                                --------------
ELECTRONICS--SEMICONDUCTORS (4.9%)
Advanced Micro Devices, Inc.
 (a).........................     635,600           18,356,128
Analog Devices, Inc. (a).....     812,100           35,123,325
Intel Corp...................   1,725,300           50,465,025
Texas Instruments Inc........   1,052,700           33,160,050
                                                --------------
                                                   137,104,528
                                                --------------

ENTERTAINMENT (5.3%)
AOL Time Warner Inc. (a).....   1,622,700           86,003,100
Viacom, Inc. Class B (a).....   1,207,022           62,463,389
                                                --------------
                                                   148,466,489
                                                --------------
FINANCE (6.1%)
Citigroup Inc. ..............   1,790,300           94,599,452

--------------------------------------------------------------
                                 SHARES             VALUE
FINANCE (CONTINUED)
Fannie Mae...................     534,200       $   45,487,130
MBNA Corp. ..................     922,800           30,406,260
                                                --------------
                                                   170,492,842
                                                --------------

FOOD & HEALTH CARE DISTRIBUTORS (0.9%)
Cardinal Health, Inc.........     370,800           25,585,200
                                                --------------

HEALTH CARE--DRUGS (5.9%)
Andrx Group (a)..............     136,500           10,510,500
Elan Corp., PLC ADR (a)(b)...     236,500           14,426,500
IVAX Corp. (a)...............     931,000           36,309,000
King Pharmaceuticals, Inc.
 (a).........................     254,000           13,652,500
Merck & Co., Inc.............     383,700           24,522,267
Pfizer, Inc..................   1,679,000           67,243,950
                                                --------------
                                                   166,664,717
                                                --------------

HEALTH CARE--HMOS (2.7%)
UnitedHealth Group Inc.......   1,232,500           76,106,875
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (4.8%)
Baxter International Inc.....   1,557,200           76,302,800
Medtronic, Inc...............   1,292,800           59,481,728
                                                --------------
                                                   135,784,528
                                                --------------

HEALTH CARE--MISCELLANEOUS (5.6%)
Allergan, Inc................     516,600           44,169,300
Amgen Inc. (a)...............   1,077,700           65,394,836
Bristol-Myers Squibb Co. ....     645,100           33,738,730
HCA-The Healthcare Co........     330,600           14,939,814
                                                --------------
                                                   158,242,680
                                                --------------

HOUSEHOLD PRODUCTS (3.6%)
Colgate-Palmolive Co.........     999,900           58,984,101
Kimberly-Clark Corp..........     775,500           43,350,450
                                                --------------
                                                   102,334,551
                                                --------------

INDEPENDENT POWER PRODUCER (0.5%)
Calpine Corp. (a)............     378,000           14,288,400
                                                --------------

INSURANCE (4.1%)
American International Group,
 Inc.........................     839,127           72,164,922
Marsh & McLennan Cos.,
 Inc.........................     431,600           43,591,600
                                                --------------
                                                   115,756,522
                                                --------------

INVESTMENT BANK/BROKERAGE (1.0%)
Goldman Sachs Group, Inc.
 (The).......................     316,800           27,181,440
                                                --------------

LEISURE TIME (3.6%)
Harley-Davidson, Inc.........   2,167,100          102,027,068
                                                --------------

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                 SHARES             VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FINANCE (CONTINUED)
MANUFACTURING (4.8%)
Illinois Tool Works Inc......     214,100       $   13,552,530
Tyco International Ltd. .....   2,239,134          122,032,803
                                                --------------
                                                   135,585,333
                                                --------------

NATURAL GAS DISTRIBUTORS & PIPELINES
 (2.3%)
El Paso Corp. ...............     624,600           32,816,484
Enron Corp. .................     681,900           33,413,100
                                                --------------
                                                    66,229,584
                                                --------------

OIL & GAS SERVICES (0.2%)
Transocean Sedco Forex
 Inc.........................     165,300            6,818,625
                                                --------------

PERSONAL LOANS (5.1%)
Household International,
 Inc.........................   1,309,500           87,343,650
Providian Financial Corp.....     929,700           55,038,240
                                                --------------
                                                   142,381,890
                                                --------------
RETAIL (10.1%)
Bed Bath & Beyond Inc. (a)...   2,240,000           69,888,000
Best Buy Co., Inc. (a).......     225,900           14,349,168
Costco Wholesale Corp. (a)...     392,100           16,107,468
CVS Corp.....................     643,200           24,827,520
Home Depot, Inc. (The).......     802,050           37,335,427
Kohl's Corp. (a).............   1,255,900           78,782,607
Lowe's Cos., Inc.............     184,800           13,407,240
Safeway Inc. (a).............     631,200           30,297,600
                                                --------------
                                                   284,995,030
                                                --------------

SPECIALIZED SERVICES (2.1%)
Omnicom Group Inc............     677,000           58,222,000
                                                --------------
Total Common Stocks
 (Cost $2,227,149,673).......                    2,746,536,365
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENTS (3.4%)

COMMERCIAL PAPER (1.8%)
American Express Credit Corp.
 3.75%, due 7/6/01...........  $30,000,000          29,981,244
Deutsche Bank Financial Inc.
 3.92%, due 7/2/01...........  19,935,000           19,930,653
                                                --------------
Total Commercial Paper
 (Cost $49,911,897)..........                       49,911,897
                                                --------------
                                 SHARES             VALUE
--------------------------------------------------------------
INVESTMENT COMPANY (1.6%)
Merrill Lynch Premier
 Institutional Fund..........  45,796,012       $   45,796,012
                                                --------------
Total Investment Company
 (Cost $45,796,012)..........                       45,796,012
                                                --------------
Total Short-Term Investments
 (Cost $95,707,909)..........                       95,707,909
                                                --------------
Total Investments
 (Cost $2,322,857,582) (c)...       100.9%       2,842,244,274(d)
Liabilities in Excess of
 Cash, and Other Assets......        (0.9)         (25,665,765)
                                    -----          -----------
Net Assets...................       100.0%      $2,816,578,509
                                    -----          -----------
                                    -----          -----------

-------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At June 30, 2001, net unrealized appreciation was $519,386,692, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $681,848,608 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $162,461,916.

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $2,322,857,582)...........................................       $2,842,244,274
Cash........................................................                2,312
Receivables:
  Investment securities sold................................            9,490,000
  Dividends.................................................            1,641,237
  Fund shares sold..........................................            1,382,443
                                                                   --------------
        Total assets........................................        2,854,760,266
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           30,608,173
  Fund shares redeemed......................................            2,659,347
  NYLIFE Distributors.......................................            1,976,683
  Transfer agent............................................            1,313,109
  Manager...................................................            1,234,643
  Custodian.................................................               32,919
  Trustees..................................................               25,762
Accrued expenses............................................              331,121
                                                                   --------------
        Total liabilities...................................           38,181,757
                                                                   --------------
Net assets..................................................       $2,816,578,509
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      139,558
  Class B...................................................              675,273
  Class C ..................................................                6,463
Additional paid-in capital..................................        2,297,206,905
Accumulated net investment loss.............................          (16,637,849)
Accumulated undistributed net realized gain on
  investments...............................................           15,801,467
Net unrealized appreciation on investments..................          519,386,692
                                                                   --------------
Net assets..................................................       $2,816,578,509
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  500,101,596
                                                                   ==============
Shares of beneficial interest outstanding...................           13,955,755
                                                                   ==============
Net asset value per share outstanding.......................       $        35.83
Maximum sales charge (5.50% of offering price)..............                 2.09
                                                                   --------------
Maximum offering price per share outstanding................       $        37.92
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,294,509,733
                                                                   ==============
Shares of beneficial interest outstanding...................           67,527,320
                                                                   ==============
Net asset value and offering price per share outstanding....       $        33.98
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   21,967,180
                                                                   ==============
Shares of beneficial interest outstanding...................              646,290
                                                                   ==============
Net asset value and offering price per share outstanding....       $        33.99
                                                                   ==============

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   8,359,067
  Interest..................................................        810,695
                                                              -------------
    Total income............................................      9,169,762
                                                              -------------
Expenses:
  Manager...................................................     10,912,934
  Distribution--Class B.....................................      9,317,231
  Distribution--Class C.....................................         88,443
  Transfer agent............................................      3,793,158
  Service--Class A..........................................        653,989
  Service--Class B..........................................      3,105,744
  Service--Class C..........................................         29,481
  Shareholder communication.................................        228,954
  Recordkeeping.............................................        164,720
  Custodian.................................................        140,813
  Professional..............................................        106,781
  Trustees..................................................         50,058
  Registration..............................................         42,928
  Miscellaneous.............................................         67,981
                                                              -------------
    Total expenses before waiver............................     28,703,215
Fees waived by Manager......................................     (2,895,604)
                                                              -------------
    Net expenses............................................     25,807,611
                                                              -------------
Net investment loss.........................................    (16,637,849)
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................     (2,581,390)
Net change in unrealized appreciation on investments........   (603,935,202)
                                                              -------------
Net realized and unrealized loss on investments.............   (606,516,592)
                                                              -------------
Net decrease in net assets resulting from operations........  $(623,154,441)
                                                              =============

-------

     Dividends recorded net of foreign withholding taxes of
(a)  $28,183.

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2001*        2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (16,637,849)   $  (48,984,383)
  Net realized gain (loss) on investments...................     (2,581,390)      274,604,293
  Net change in unrealized appreciation on investments......   (603,935,202)     (691,170,914)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......   (623,154,441)     (465,551,004)
                                                              --------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --       (83,009,166)
    Class B.................................................             --      (432,611,129)
    Class C.................................................             --        (4,143,624)
                                                              --------------   --------------
      Total distributions to shareholders...................             --      (519,763,919)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     87,953,641       569,943,906
    Class B.................................................    128,114,628       532,006,687
    Class C.................................................      3,022,373        15,345,534
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --        79,749,998
    Class B.................................................             --       418,831,439
    Class C.................................................             --         3,353,535
                                                              --------------   --------------
                                                                219,090,642     1,619,231,099
  Cost of shares redeemed:
    Class A.................................................    (73,497,806)     (493,029,672)
    Class B.................................................   (225,890,416)     (708,057,464)
    Class C.................................................     (3,404,312)       (6,751,551)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (83,701,892)      411,392,412
                                                              --------------   --------------
      Net decrease in net assets............................   (706,856,333)     (573,922,511)
NET ASSETS:
Beginning of period.........................................  3,523,434,842     4,097,357,353
                                                              --------------   --------------
End of period...............................................  $2,816,578,509   $3,523,434,842
                                                              ==============   ==============
Accumulated net investment loss at end of period............  $ (16,637,849)   $           --
                                                              ==============   ==============

-------
* Unaudited.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                                              17
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                         -----------------------------------------------------------------
                                                         Six months
                                                           ended                    Year ended December 31,
                                                          June 30,    ----------------------------------------------------
                                                           2001+        2000       1999       1998       1997       1996
                                                         ----------   --------   --------   --------   --------   --------
Net asset value at beginning of period..................  $  43.46    $  57.12   $  48.74   $  36.60   $  30.56   $  25.90
                                                          --------    --------   --------   --------   --------   --------
Net investment loss (a).................................     (0.09)      (0.33)     (0.24)     (0.14)     (0.16)     (0.08)
Net realized and unrealized gain (loss) on
 investments............................................     (7.54)      (6.16)     12.22      14.42       7.48       5.05
                                                          --------    --------   --------   --------   --------   --------
Total from investment operations........................     (7.63)      (6.49)     11.98      14.28       7.32       4.97
                                                          --------    --------   --------   --------   --------   --------
Less distributions:
 From net realized gain on investments..................        --       (7.17)     (3.60)     (2.14)     (1.28)     (0.31)
                                                          --------    --------   --------   --------   --------   --------
Net asset value at end of period........................  $  35.83    $  43.46   $  57.12   $  48.74   $  36.60   $  30.56
                                                          ========    ========   ========   ========   ========   ========
Total investment return (b).............................    (17.56%)    (11.17%)    24.90%     39.24%     24.10%     19.16%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss..................................     (0.47%)++    (0.59%)    (0.47%)    (0.34%)    (0.48%)     (0.3%)
   Expenses.............................................      1.27%++     1.19%      1.19%      1.23%      1.09%       1.1%
   Net Expenses (after waiver)..........................      1.08%++     0.99%      1.00%      1.04%      1.09%       1.1%
Portfolio turnover rate.................................        24%         38%        41%        29%        35%        16%
Net assets at end of period (in 000's)..................  $500,102    $590,366   $587,633   $394,848   $216,292   $126,958

-------
 * Class C shares were first offered on September 1, 1998.
 + Unaudited.
 ++ Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                                     Class C
    ---------------------------------------------------------------------------   ----------------------------------------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended       Year ended     Year ended
     June 30,    --------------------------------------------------------------    June 30,    December 31,   December 31,
      2001+         2000         1999         1998         1997         1996        2001+          2000           1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ------------   ------------
    $   41.34    $    55.15   $    47.54   $    36.02   $    30.25   $    25.77    $ 41.35       $ 55.15        $ 47.54
    ----------   ----------   ----------   ----------   ----------   ----------    -------       -------        -------
        (0.22)        (0.72)       (0.61)       (0.45)       (0.34)       (0.22)     (0.22)        (0.72)         (0.61)
        (7.14)        (5.92)       11.82        14.11         7.39         5.01      (7.14)        (5.91)         11.82
    ----------   ----------   ----------   ----------   ----------   ----------    -------       -------        -------
        (7.36)        (6.64)       11.21        13.66         7.05         4.79      (7.36)        (6.63)         11.21
    ----------   ----------   ----------   ----------   ----------   ----------    -------       -------        -------
           --         (7.17)       (3.60)       (2.14)       (1.28)       (0.31)        --         (7.17)         (3.60)
    ----------   ----------   ----------   ----------   ----------   ----------    -------       -------        -------
    $   33.98    $    41.34   $    55.15   $    47.54   $    36.02   $    30.25    $ 33.99       $ 41.35        $ 55.15
    ==========   ==========   ==========   ==========   ==========   ==========    =======       =======        =======
       (17.80%)      (11.85%)      23.90%       38.15%       23.45%       18.56%    (17.80%)      (11.82%)        23.90%
        (1.22%)++      (1.34%)      (1.22%)      (1.09%)      (1.00%)       (0.8%)    (1.22%)++     (1.34%)       (1.22%)
         2.02%++       1.94%        1.94%        1.98%        1.61%         1.6%      2.02%++       1.94%          1.94%
         1.83%++       1.74%        1.75%        1.79%        1.61%         1.6%      1.83%++       1.74%          1.75%
           24%           38%          41%          29%          35%          16%        24%           38%            41%
    $2,294,510   $2,905,828   $3,486,486   $2,753,012   $1,869,664   $1,342,578    $21,967       $27,241        $23,238

        Class C
     -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $36.15
        ------
         (0.10)
         13.63
        ------
         13.53
        ------
         (2.14)
        ------
        $47.54
        ======
         37.66%
         (1.09%)++
          1.98%++
          1.79%++
            29%
        $1,600

                                                                              19
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

20
-

Notes to Financial Statements unaudited

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to

                                                                              21
                                                                               -

MainStay Capital Appreciation Fund

separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2001 the Manager earned $10,912,934 and waived $2,895,604 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the

22
-

Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $24,395 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $11,308, $1,064,739 and $2,208, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $3,793,158.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $31,980 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $164,720 for the six months ended June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $717,285 and $854,209, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the

                                                                              23
                                                                               -

MainStay Capital Appreciation Fund

average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                     JUNE 30, 2001*               DECEMBER 31, 2000
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................   2,306     3,508       81     10,070      9,825     292
Shares issued in reinvestment of
  distributions..............................      --        --       --      1,863     10,287      83
                                               ------    ------      ---     ------    -------    ----
                                                2,306     3,508       81     11,933     20,112     375
Shares redeemed..............................  (1,933)   (6,266)     (94)    (8,638)   (13,048)   (137)
                                               ------    ------      ---     ------    -------    ----
Net increase (decrease)......................     373    (2,758)     (13)     3,295      7,064     238
                                               ======    ======      ===     ======    =======    ====

-------
* Unaudited.

24
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                                                                              25
                                                                               -

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSCA10-08/01
                                                                04

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Capital Appreciation Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston Convertible
                                                              Bond Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           29

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Convertible Fund versus Credit Suisse
First Boston Convertible Bond Index
and Inflation

CLASS A SHARES Total Returns: 1 Year -8.95%, 5 Years 9.80%, 10 Years 13.77%

                                  [LINE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
PERIOD-END                                                FUND                     BOND INDEX*              INFLATION (CPI)+
--------------------                              --------------------         -------------------          ----------------
12/90                                             $        9450               $       10000               $       10000
12/91                                                     14030                       12913                       10298
12/92                                                     15869                       15184                       10603
12/93                                                     19752                       18003                       10893
12/94                                                     19488                       17153                       11177
12/95                                                     24109                       21131                       11467
12/96                                                     27033                       23647                       11847
12/97                                                     30106                       27585                       12048
12/98                                                     30476                       30801                       12242
12/99                                                     40809                       41122                       12570
12/00                                                     43765                       38589                       12995
6/01                                                      43225                       37312                       13241

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -9.12%, 5 Years 10.01%, 10 Years 13.92% Class C Total Returns: 1 Year -5.29%, 5 Years 10.29%, 10 Years 13.92%

                                  [LINE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
PERIOD-END                                                FUND                     BOND INDEX*              INFLATION (CPI)+
-------------------------                         --------------------         -------------------          ----------------
12/90                                             $       10000               $       10000               $       10000
12/91                                                     14847                       12913                       10298
12/92                                                     16793                       15184                       10603
12/93                                                     20902                       18003                       10893
12/94                                                     20622                       17153                       11177
12/95                                                     25369                       21131                       11467
12/96                                                     28259                       23647                       11847
12/97                                                     31275                       27585                       12048
12/98                                                     31440                       30801                       12242
12/99                                                     41783                       41122                       12570
12/00                                                     44503                       38589                       12995
6/01                                                      43785                       37312                       13241

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Credit Suisse First Boston Convertible Bond Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P and have an issue size of greater than $100 million. Total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
In the first half of 2001, the convertible market was influenced by the strength of bonds and the general weakness of equities. The Lehman Brothers Aggregate Bond Index(1) gained 3.62% during the first six months of the year, which had a positive impact on the returns of convertible securities. The S&P 500 Index,(2) on the other hand, declined 6.70% and the Nasdaq Composite Index(3) dropped 12.53% during the first six months of 2001. Since stocks exert more influence on the performance of convertibles than do bonds, it is not surprising that as a whole, convertible returns were negative over the reporting period.

Two competing forces helped to shape the markets during the first half of the year. On the one hand, a slowing economy caused many companies--particularly those in technology-related industries--to revise their earnings estimates downward. On the other hand, the Federal Reserve was concerned that the rapidly slowing economy could push the nation into recession, and it moved aggressively to lower interest rates throughout the reporting period. In six separate easing moves, the Fed lowered the targeted federal funds rate from 6.50% at the beginning of January to 3.75% at the end of June 2001.

The initial easing on January 3, 2001, was well received by the stock market and helped raise stock prices in general. As the economy continued to slow, however, the euphoria faded, and equity prices began a steep decline that lasted until the beginning of April. Continuing Federal Reserve easing helped stocks rally somewhat in April, but prices remained range bound in May and June as investors reevaluated economic prospects and earnings expectations. Throughout all of this, the strength of the bond market helped convertibles hold up reasonably well, with relatively stable yields and credit spreads that provided a measure of downside protection for investors.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Convertible Fund returned -1.23% for Class A shares and -1.61% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -5.11% return of the average Lipper(4) convertible securities fund over the same period. All share classes also outperformed the Credit Suisse First Boston Convertible Bond Index,(5) which returned -3.31% for the first six-months of 2001.

The Fund's outperformance of its peers may have been due to its overweighted positions among value stocks, which generally outperformed growth stocks during the reporting period. The Fund also benefited from selected investments in high-yield convertibles and strong performance among a few of its larger holdings.


-------

(1) The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, Mortgage-Backed Securities, and Asset-Backed Securities Indices. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.


(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.


(3) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.


(4) See footnote and table on page 9 for more information about Lipper Inc.


(5) See footnote on page 4 for more information about the Credit Suisse First Boston Convertible Bond Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
--------------------                                                        --------------
12/91                                                                            48.47%
12/92                                                                            13.11%
12/93                                                                            24.47%
12/94                                                                            -1.34%
12/95                                                                            23.72%
12/96                                                                            12.13%
12/97                                                                            11.36%
12/98                                                                             1.23%
12/99                                                                            33.91%
12/00                                                                             7.24%
6/01                                                                             -1.23%

Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote * on page 9 for more information on performance.



CLASS B AND CLASS C SHARES

                            [PERFORMANCE BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
---------------------                                                       --------------
12/91                                                                            48.47%
12/92                                                                            13.11%
12/93                                                                            24.47%
12/94                                                                            -1.34%
12/95                                                                            23.02%
12/96                                                                            11.39%
12/97                                                                            10.67%
12/98                                                                             0.53%
12/99                                                                            32.90%
12/00                                                                             6.51%
6/01                                                                             -1.61%

Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote * on page 9 for more information on performance.

STRONG AND WEAK PERFORMERS

One of the value stocks that performed well during the first half of 2001 was Canadian National Railway, which benefited from strong management, a very low valuation, and strong quarterly earnings. The stock appreciated 24% during the first half of 2001.(6)

The Fund bought Titan convertibles at around $30, just slightly more than the value of its stable defense operations. This allowed the Fund to participate in the company's Surebeam division at a very low cost. The convertible was



-------


(6) Unless otherwise indicated, returns reflect performance for the six-month period ending 6/30/01.

yielding 10% and Surebeam helped the Fund's Titan holdings rise 53% from their purchase price in during the reporting period.

Cendant, like a phoenix rising from the ashes, saw its stock rise 102% during the first six months of 2001. Having resolved its earlier accounting-related litigation problems, the company is making accretive acquisitions that have resulted in positive earnings surprises. We continue to hold the company's convertible issue for its earnings momentum and favorable risk/reward profile, but sold the Fund's stock position in April.

We passed on an Efficient Networks high-yield convertible offering when we felt the common stock was overvalued, but after the market corrected, we reevaluated the security. We felt the company was well-positioned in the DSL-equipment market and that the convertible's yield more than compensated for the risk. We bought the bonds at about 50 cents on the dollar. When Siemens subsequently bought Efficient Networks, the bonds traded up to what we believe is about 95% of their intrinsic value.

On the negative side, the Fund suffered from setbacks in the technology and telecommunications sectors. XO Communications, a local telecom company with a competitive strategy and compelling business plan, declined with the industry as a whole in the first quarter. As the company's ability to raise necessary capital came into question, we sold the Fund's position at a loss for the first half of the year. Since the price continued to drop, however, we believe the sale was prudent.

The Fund's convertible position in At Home, which provides high-speed Internet access for cable companies, was also a disappointment. Despite high demand and strong subscriber growth, the company's Internet portal, Excite, was experiencing cash difficulties. We believe that the company has solid assets and that its problems can be overcome, so we continue to hold the position, even though it detracted from performance during the first six months of 2001.

SECTOR WEIGHTING CHANGES

During the reporting period, the Fund decreased its energy holdings from 10% to 5% of net assets. The combination of rising oil and natural gas prices helped energy stocks perform well, but we were concerned that the spike in prices would stimulate drilling activity and eventually lower commodity prices. Reducing the Fund's energy holdings contributed positively to the Fund's performance, since the sector had poor results in June.

LOOKING AHEAD

If the Federal Reserve continues its bias toward easing interest rates, it may have a positive impact on both stocks and bonds, which would be good for the convertible market. Instead of trying to predict macroeconomic conditions, however, we continue to focus on convertibles that offer an attractive risk/reward profile, seeking securities that may provide greater upside potential than downside risk in most market environments.

We believe that concentrating on securities with high current yields and lower-than-average risk may provide attractive risk-adjusted returns over full market cycles. Regardless of what the economy or the markets may bring, the Fund will continue to seek capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Edward Silverstein
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 6/30/01
Class A            -3.66%      11.05%      14.42%         10.61%
Class B            -4.34%      10.29%      13.92%         10.29%
Class C            -4.34%      10.29%      13.92%         10.29%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                     SINCE INCEPTION
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/01
Class A            -8.95%       9.80%       13.77%         10.20%
Class B            -9.12%      10.01%       13.92%         10.29%
Class C            -5.29%      10.29%       13.92%         10.29%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                             SINCE INCEPTION
                   1 YEAR        5 YEARS        10 YEARS     THROUGH 6/30/01
Class A         20 out of      14 out of      n/a              11 out of
                68 funds       36 funds                        28 funds
Class B         21 out of      20 out of      5 out of          2 out of
                68 funds       36 funds       16 funds          6 funds
Class C         21 out of      n/a            n/a              26 out of
                68 funds                                       52 funds
Average Lipper
convertible
securities
fund            -10.65%        10.65%         12.33%           9.63%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

         NAV 6/30/01    INCOME    CAPITAL GAINS
Class A     $12.10      $0.1921      $0.0000
Class B     $12.11      $0.1455      $0.0000
Class C     $12.11      $0.1455      $0.0000

-------


* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.

MainStay Convertible Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
CONVERTIBLE SECURITIES (77.8%)+
CONVERTIBLE BONDS (55.5%)
ADVERTISING & MARKETING SERVICES (1.2%)
Getty Images, Inc.
 5.00%, due 3/15/07............  $ 4,665,000       $  3,662,025
Lamar Advertising Co.
 5.25%, due 9/15/06............    4,250,000          4,972,500
                                                   ------------
                                                      8,634,525
                                                   ------------
AUTO PARTS & EQUIPMENT (0.2%)
Tower Automotive, Inc.
 5.00%, due 8/1/04.............    2,000,000          1,662,500
                                                   ------------

BANKS (4.0%)
European Bank for
 Reconstruction & Development
 0.75%, due 7/2/01 (d).........    5,590,000          5,436,275
Mitsubishi Bank Ltd.
 International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02...........    6,850,000          6,850,000
UBS AG Stamford Connecticut
 Branch
 Series NDQ
 0.25%, due 4/12/08 (c)........    5,000,000          5,300,000
 Series SPX
 1.00%, due 4/12/06 (c)........   10,000,000         10,500,000
                                                   ------------
                                                     28,086,275
                                                   ------------
BIOTECHNOLOGY (2.7%)
Affymetrix, Inc.
 5.00%, due 10/1/06............    8,290,000          6,010,250
COR Therapeutics, Inc.
 5.00%, due 3/1/07.............    1,250,000          1,290,625
Gilead Sciences, Inc.
 5.00%, due 12/15/07...........    1,400,000          1,956,500
Human Genome Sciences, Inc.
 3.75%, due 3/15/07............    2,670,000          2,162,700
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07............    9,140,000          7,540,500
                                                   ------------
                                                     18,960,575
                                                   ------------
BROADCAST/MEDIA (1.4%)
Clear Channel Communications,
 Inc.
 1.50%, due 12/1/02............    5,000,000          4,812,500
News America Holdings, Inc.
 (zero coupon), due 2/28/21
 (c)(e)........................   10,160,000          5,041,900
                                                   ------------
                                                      9,854,400
                                                   ------------
CABLE TV (2.2%)
Adelphia Communications Corp.
 6.00%, due 2/15/06............    4,500,000          4,381,875
Cox Enterprises, Inc.
 2.00%, 2/15/21 (c)............    5,300,000          5,379,500

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
CABLE TV (CONTINUED)
Mediacom Communications Corp.
 5.25%, due 7/1/06.............  $ 5,420,000       $  5,995,875
                                                   ------------
                                                     15,757,250
                                                   ------------
CHEMICALS (0.5%)
Aventis S.A.
 3.25%, due 10/22/03 (d).......  E 3,831,300          3,225,403
                                                   ------------

COMMUNICATIONS--EQUIPMENT (1.3%)
American Tower Corp.
 5.00%, due 2/15/10............  $ 5,590,000          4,430,075
Aspect Communications Corp.
 (zero coupon), due 8/10/18....    2,400,000            492,000
Comverse Technology, Inc.
 1.50%, due 12/1/05............    2,000,000          1,675,000
Corning, Inc.
 (zero coupon), due 11/8/15....    3,875,000          2,184,530
Tekelec, Inc.
 3.25%, due 11/2/04............      425,000            674,156
                                                   ------------
                                                      9,455,761
                                                   ------------
COMPUTER SOFTWARE & SERVICES (1.3%)
i2 Technologies, Inc.
 5.25%, due 12/15/06...........      720,000            631,800
Manugistics Group, Inc.
 5.00%, due 11/1/07............    1,190,000          1,060,587
Mercury Interactive Corp.
 4.75%, due 7/1/07.............    4,030,000          3,526,250
RadiSys Corp.
 5.50%, due 8/15/07............    2,100,000          1,459,500
Rational Software Corp.
 5.00%, due 2/1/07.............    1,665,000          1,783,631
Siebel Systems, Inc.
 5.50%, due 9/15/06............      245,000            527,669
                                                   ------------
                                                      8,989,437
                                                   ------------
ELECTRICAL EQUIPMENT (0.1%)
ASE Test Ltd.
 1.00%, due 7/1/04 (c).........    1,000,000          1,068,750
                                                   ------------

ELECTRONICS--COMPONENTS (3.6%)
Arrow Electronics, Inc.
 (zero coupon), due 2/21/21....   10,785,000          4,556,663
Cypress Semiconductor Corp.
 4.00%, due 2/1/05.............    4,975,000          4,589,438
Lattice Semiconductor Corp.
 4.75%, due 11/1/06............    1,700,000          2,335,375
SCI Systems, Inc.
 3.00%, due 3/15/07............    4,800,000          3,852,000
SPX Corp.
 (zero coupon), due 2/6/21.....    5,960,000          4,045,350
TranSwitch Corp.
 4.50%, due 9/12/05............    3,060,000          2,249,100

-------
+ Percentages indicated are based on Funds net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10

Portfolio of Investments June 30, 2001 unaudited

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
CONVERTIBLE BONDS (CONTINUED)
ELECTRONICS--COMPONENTS (CONTINUED)
TriQuint Semiconductor, Inc.
 4.00%, due 3/1/07.............  $ 5,200,000       $  3,731,000
                                                   ------------
                                                     25,358,926
                                                   ------------
ELECTRONICS--SEMICONDUCTORS (3.9%)
Adaptec, Inc.
 4.75%, due 2/1/04.............    3,374,000          2,935,380
Advanced Energy Industries,
 Inc.
 5.25%, due 11/15/06...........    1,535,000          1,634,775
Brooks Automation, Inc.
 4.75%, due 6/1/08 (c).........    6,130,000          5,677,913
Cymer, Inc.
 7.25%, due 8/6/04.............    3,750,000          3,740,625
EMCORE Corp.
 5.00%, due 5/15/06 (c)........    4,170,000          3,784,275
General Semiconductor, Inc.
 3.75%, due 12/15/06...........    1,410,000          1,300,725
GlobeSpan, Inc.
 5.25%, due 5/15/06 (c)........    2,240,000          1,691,200
Kulicke & Soffa Industries,
 Inc.
 4.75%, due 12/15/06...........    2,300,000          2,187,875
Photronics, Inc.
 6.00%, due 6/1/04.............      735,000            770,831
SONICblue, Inc.
 5.75%, due 10/1/03............    5,665,000          3,873,443
                                                   ------------
                                                     27,597,042
                                                   ------------
ENTERTAINMENT (0.3%)
America Online, Inc.
 (zero coupon), due 12/6/19....    3,700,000          2,007,250
                                                   ------------
FINANCE (1.2%)
Belgelec Finance S.A.
 1.50%, due 8/4/04 (d).........  E 1,173,480          1,097,819
Hutchinson Whampoa
 International Ltd.
 2.00%, due 1/12/04 (c)........  $ 2,500,000          2,331,250
JMH Finance Ltd.
 4.75%, due 9/6/07 (c).........    5,000,000          5,212,500
                                                   ------------
                                                      8,641,569
                                                   ------------
FINANCIAL--MISCELLANEOUS (2.7%)
Franklin Resources, Inc.
 (zero coupon), due 5/11/31
 (c)(e)........................    9,190,000          5,272,763
Morgan Stanley Dean Witter &
 Co.
 (zero coupon), due 8/17/05....    7,000,000          6,650,000
Stilwell Financial, Inc.
 (zero coupon), due 4/30/31
 (c)(e)........................    8,450,000          6,770,563
                                                   ------------
                                                     18,693,326
                                                   ------------
FOOD (1.2%)
Safeway, Inc.
 1.00%, due 11/15/05...........    9,000,000          8,167,500
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
FOOD & HEALTHCARE DISTRIBUTORS (1.7%)
AmeriSource Health Corp.
 5.00%, due 12/1/07............  $ 5,795,000       $  7,403,113
Fleming Companies, Inc.
 5.25%, due 3/15/09 (c)........    3,555,000          4,808,138
                                                   ------------
                                                     12,211,251
                                                   ------------
HEALTH CARE--DRUGS (3.2%)
Cell Therapeutics, Inc.
 5.75%, due 6/15/08 (c)........    3,400,000          3,349,000
CV Therapeutics, Inc.
 4.75%, due 3/7/07.............    4,930,000          5,256,613
Medarex, Inc.
 4.50%, due 7/1/06.............    2,880,000          2,876,400
Roche Holdings AG
 (zero coupon), due 1/19/15
 (c)(e)........................    4,500,000          3,341,250
Teva Pharmaceutical Finance
 Ltd.
 1.50%, due 10/15/05...........    7,450,000          7,571,063
                                                   ------------
                                                     22,394,326
                                                   ------------
HEALTH CARE--HOSPITAL MANAGEMENT (2.2%)
Province Healthcare Co.
 4.50%, due 11/20/05...........    8,875,000          9,762,500
Universal Health Services, Inc.
 0.426%, due 6/23/20...........    9,600,000          5,712,000
                                                   ------------
                                                     15,474,500
                                                   ------------
HEALTH CARE--MISCELLANEOUS (1.0%)
ALZA Corp.
 (zero coupon), due 7/14/14
 (e)...........................    5,495,000          6,964,912
                                                   ------------

HEALTH CARE--SERVICES (1.1%)
Health Management Associates,
 Inc.
 0.25%, due 8/16/20............   10,550,000          7,714,687
                                                   ------------

INSURANCE--PROPERTY & CASUALTY (0.6%)
First American Corp.
 4.50%, due 4/15/08 (c)........    4,115,000          4,015,417
                                                   ------------

INTERNET SOFTWARE & SERVICES (0.8%)
At Home Corp.
 4.75%, due 12/15/06...........   10,340,000          3,476,825
Internet Capital Group, Inc.
 5.50%, due 12/21/04...........    3,500,000          1,242,500
Juniper Networks, Inc.
 4.75%, due 3/15/07............    1,220,000            876,875
                                                   ------------
                                                      5,596,200
                                                   ------------
INVESTMENT BANK/BROKERAGE (1.7%)
Lehman Brothers Holdings, Inc.
 0.25%, due 7/8/03.............    6,500,000          5,533,125
Merrill Lynch & Co., Inc.
 (zero coupon), due 5/23/31....    6,600,000          3,374,250
 1.00%, due 7/20/06............    4,000,000          3,235,000
                                                   ------------
                                                     12,142,375
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
CONVERTIBLE BONDS (CONTINUED)
MANUFACTURING--DIVERSIFIED (2.0%)
Danaher Corp.
 (zero coupon), due 1/22/21
 (e)...........................  $ 6,770,000       $  3,994,300
Tyco International Ltd.
 (zero coupon), due 11/17/20
 (e)(f)........................   12,800,000          9,776,000
                                                   ------------
                                                     13,770,300
                                                   ------------
METALS--PROCESSORS & FABRICATORS (0.4%)
Shaw Group, Inc. (The)
 (zero coupon), due 5/1/21
 (c)(e)........................    4,740,000          2,660,325
                                                   ------------

MISCELLANEOUS (0.1%)
Calpine Corp.
 (zero coupon), due 4/30/21
 (c)...........................    1,020,000            966,450
                                                   ------------

OIL & GAS--DRILLING (1.1%)
Global Marine, Inc.
 (zero coupon), due 6/23/20....    5,000,000          2,387,500
 (zero coupon), due 6/23/20
 (c)...........................    5,000,000          2,387,500
Weatherford International, Inc.
 (zero coupon), due 6/30/20....    4,900,000          3,019,625
                                                   ------------
                                                      7,794,625
                                                   ------------
OIL & GAS--WELL EQUIPMENT & SERVICES (1.4%)
Nabors Industries, Inc.
 (zero coupon), due 6/20/20....    4,475,000          2,780,094
Pride International, Inc.
 (zero coupon), due 4/24/18....   16,960,000          7,314,000
                                                   ------------
                                                     10,094,094
                                                   ------------
OIL--INTEGRATED DOMESTIC (0.2%)
Kerr-McGee Corp.
 7.50%, due 5/15/14............    1,274,000          1,283,555
                                                   ------------

PERSONAL LOANS (0.6%)
Countrywide Credit Industries,
 Inc.
 (zero coupon), due 2/8/31
 (c)(e)........................    5,825,000          4,070,219
                                                   ------------

POLLUTION CONTROL (0.8%)
Waste Management, Inc.
 4.00%, due 2/1/02.............    5,745,000          5,694,731
                                                   ------------
PUBLISHING (0.3%)
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (e)...........................    4,000,000          2,140,000
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.2%)
New World Capital Finance Co.
 Ltd.
 3.00%, due 6/9/04 (d).........  $ 1,000,000       $  1,077,720
                                                   ------------

SPECIALIZED SERVICES (2.7%)
Cendant Corp.
 (zero coupon), due 2/13/21
 (c)...........................    8,325,000          6,139,687
 3.00%, due 2/15/02............   10,350,000         10,220,625
Omnicom Group, Inc.
 (zero coupon), due 2/7/31
 (e)...........................    2,800,000          2,852,500
                                                   ------------
                                                     19,212,812
                                                   ------------
SPECIALTY PRINTING (0.5%)
World Color Press, Inc.
 6.00%, due 10/1/07............    3,550,000          3,825,125
                                                   ------------

TECHNOLOGY (1.7%)
Lehman Brothers Technology
 0.25%, due 1/5/06.............   13,500,000         11,896,875
                                                   ------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.2%)
China Mobile Ltd.
 2.25%, due 11/3/05............    2,000,000          2,012,500
CIENA Corp.
 3.75%, due 2/1/08.............    2,655,000          2,021,119
CoreComm Ltd.
 6.00%, due 10/1/06............    1,500,000            200,625
ITC/DeltaCom, Inc.
 4.50%, due 5/15/06............    6,500,000          3,120,000
MRV Communications, Inc.
 5.00%, due 6/15/03............    1,425,000          1,255,781
                                                   ------------
                                                      8,610,025
                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.7%)
Amdocs Ltd.
 2.00%, due 6/1/08 (c).........    3,830,000          3,597,825
Nextel Communications, Inc.
 5.25%, due 1/15/10............    2,250,000          1,372,500
                                                   ------------
                                                      4,970,325
                                                   ------------
TELEPHONE (1.5%)
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21
 (c)...........................   10,860,000          5,932,275
 4.25%, due 9/15/05 (c)........    4,525,000          4,445,812
                                                   ------------
                                                     10,378,087
                                                   ------------
Total Convertible Bonds
 (Cost $407,968,901)...........                     391,119,425
                                                   ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    SHARES            VALUE
                                 ------------------------------
CONVERTIBLE PREFERRED STOCKS (22.3%)

AEROSPACE/DEFENSE (1.2%)
Titan Capital Trust
 5.75%.........................      224,950       $  8,182,556
                                                   ------------

AUTO PARTS & EQUIPMENT (0.4%)
Tower Automotive Capital Trust
 6.75%.........................      116,000          2,914,500
                                                   ------------

BANKS--MAJOR REGIONAL (0.6%)
National Australia Bank Ltd.
 7.875% (g)....................      130,800          4,074,420
                                                   ------------

BANKS--SAVINGS & LOANS (0.6%)
Washington Mutual, Inc.
 5.375% (c)(h).................       74,600          3,963,125
                                                   ------------
BROADCAST/MEDIA (1.6%)
Comcast Corp.
 2.00% (i).....................       19,200          1,008,000
Cox Communications, Inc.
 7.75% (j).....................       71,800          4,218,968
Emmis Communications Corp.
 6.25%, Series A...............      122,900          5,892,440
                                                   ------------
                                                     11,119,408
                                                   ------------
CABLE TV (0.4%)
UnitedGlobalCom, Inc.
 7.00%, Series D (k1)..........      283,250          3,877,126
                                                   ------------

COMPUTER SOFTWARE & SERVICES (0.9%)
Electronic Data Systems Corp.
 7.625%........................      115,100          6,065,770
                                                   ------------
ELECTRIC POWER COMPANIES (1.2%)
AES Trust III
 6.75%.........................       83,000          5,727,000
Dominion Resources, Inc.
 9.50% (l).....................       41,600          2,404,480
                                                   ------------
                                                      8,131,480
                                                   ------------
FINANCE (0.5%)
Heller Financial, Inc.
 7.00%, Series MEDS (m)........      120,000          3,468,000
                                                   ------------

FINANCIAL--MISCELLANEOUS (1.6%)
Cummins Capital Trust I
 7.00% (c).....................       54,300          2,769,300
MetLife Capital Trust I
 8.00%.........................       35,000          3,403,750

                                    SHARES            VALUE
                                 ------------------------------
FINANCIAL--MISCELLANEOUS (CONTINUED)
PPL Capital Funding Trust I
 7.75% (n).....................      190,000       $  4,826,000
                                                   ------------
                                                     10,999,050
                                                   ------------
FOOD (0.4%)
Suiza Capital Trust II
 5.50%.........................       77,400          3,183,075
                                                   ------------

FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Owens & Minor, Inc.
 5.375%, Series A (o)..........       36,600          1,852,875
                                                   ------------

INDEPENDENT POWER PRODUCERS (1.5%)
Calpine Capital Trust II
 5.50%.........................       16,500          1,326,187
Calpine Capital Trust III
 5.00%.........................       81,600          4,579,800
NRG Energy, Inc.
 6.50% (p).....................      195,300          4,511,430
                                                   ------------
                                                     10,417,417
                                                   ------------
INSURANCE--LIFE & HEALTH (0.6%)
Lincoln National Corp.
 7.75%.........................      164,000          4,149,200
                                                   ------------

INSURANCE--PROPERTY & CASUALTY (1.3%)
ACE Ltd.
 8.25%.........................      116,400          9,376,020
                                                   ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The)
 6.625%........................       33,000          1,178,430
El Paso Energy Capital Trust I
 4.75%.........................       59,200          3,892,400
                                                   ------------
                                                      5,070,830
                                                   ------------
OIL & GAS--DRILLING (0.9%)
Weatherford International, Inc.
 5.00%.........................      134,600          6,662,700
                                                   ------------

OIL--INTEGRATED DOMESTIC (0.2%)
Kerr-McGee Corp.
 5.50%.........................       30,600          1,490,220
                                                   ------------

PAPER & FOREST PRODUCTS (1.8%)
Georgia-Pacific Group
 7.50% (q).....................       85,000          3,217,250
International Paper Co.
 5.25%.........................      223,400          9,689,975
                                                   ------------
                                                     12,907,225
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                    SHARES            VALUE
                                 ------------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
PUBLISHING--NEWSPAPERS (1.1%)
Tribune Co.
 2.00% (r).....................       40,350       $  4,796,405
 6.25%.........................      125,000          2,818,750
                                                   ------------
                                                      7,615,155
                                                   ------------
RAILROADS (2.3%)
Canadian National Railway Co.
 5.25%.........................      199,400         11,226,220
Union Pacific Capital Trust
 6.25%.........................      107,300          5,123,575
                                                   ------------
                                                     16,349,795
                                                   ------------
RESTAURANTS (0.3%)
Wendy's Financing I
 5.00%, Series A...............       37,500          1,986,750
                                                   ------------

STEEL (0.1%)
WHX Corporation
 $3.75, Series B...............      123,200            628,320
                                                   ------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.6%)
Qwest Trends Trust
 5.75% (c).....................       79,800          4,319,175
                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.2%)
DECS Trust V
 7.25%.........................      242,700          3,761,850
DECS Trust VI
 6.25%.........................      150,000          1,050,000
McLeodUSA, Inc.
 6.75%, Series A...............        2,200            323,125
Network Plus Corp.
 7.50% (k2)....................      100,000            850,000
Nextel Communications, Inc.
 (zero coupon).................        6,200          2,473,800
                                                   ------------
                                                      8,458,775
                                                   ------------
UTILITIES--ELECTRIC & GAS (0.0%) (b)
Alliant Energy Resources, Inc.
 7.25% (c)(r)..................        9,500            364,563
                                                   ------------
Total Convertible Preferred
 Stocks
 (Cost $169,855,038)...........                     157,627,530
                                                   ------------
Total Convertible Securities
 (Cost $577,823,939)...........                     548,746,955
                                                   ------------
                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
CORPORATE BOND (0.2%)
BANKS--SAVINGS & LOANS (0.2%)
Westfed Holdings, Inc.
 15.50%, due 9/15/99 (s).......  $ 4,550,000       $  1,440,000
                                                   ------------
Total Corporate Bond
 (Cost $3,660,000).............                       1,440,000
                                                   ------------
                                    SHARES
                                 ------------
COMMON STOCKS (14.7%)

ADVERTISING & MARKETING SERVICES (0.2%)
Lamar Advertising Co. (a)......       35,000          1,540,000
                                                   ------------

BROADCAST/MEDIA (0.1%)
Emmis Communications Corp.
 Class A.......................       17,950            551,963
Pegasus Communications
 Corp. ........................          180              4,050
                                                   ------------
                                                        556,013
                                                   ------------
CABLE TV (0.0%) (b)
UnitedGlobalCom, Inc. (a)......       22,041            190,655
                                                   ------------

CHEMICALS (0.2%)
RPM, Inc. .....................      177,078          1,629,118
                                                   ------------

COMMUNICATION & CONSUMER SERVICES (0.4%)
Powerwave Technologies, Inc.
 (a)...........................       36,000            522,000
Vivendi Universal S.A.
 ADR (t).......................       39,182          2,272,556
                                                   ------------
                                                      2,794,556
                                                   ------------
COMMUNICATIONS--EQUIPMENT (0.9%)
Cisco Systems, Inc. (a)........      161,700          2,942,940
Nokia Corp.
 ADR (t).......................       86,000          1,895,440
QUALCOMM, Inc. (a).............       22,000          1,286,560
                                                   ------------
                                                      6,124,940
                                                   ------------
COMPUTER SOFTWARE & SERVICES (2.0%)
Manugistics Group, Inc. (a)....       17,800            446,780
Microsoft Corp. (a)............       58,000          4,210,800
Oracle Corp. (a)...............      174,100          3,307,900
PeopleSoft, Inc. (a)...........       34,100          1,678,743
Peregrine Systems, Inc. (a)....       80,900          2,346,100
Rational Software Corp. (a)....       68,000          1,907,400
Vitria Technology, Inc. (a)....       25,000             86,000
                                                   ------------
                                                     13,983,723
                                                   ------------
COMPUTER SYSTEMS (0.4%)
Compaq Computer Corp. .........       30,000            464,700
EMC Corp. (a)..................       71,100          2,065,455


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    SHARES            VALUE
                                 ------------------------------
COMMON STOCKS (CONTINUED)
COMPUTER SYSTEMS (CONTINUED)
Unisys Corp. (a)...............       12,713       $    187,008
                                                   ------------
                                                      2,717,163
                                                   ------------
COMPUTERS--NETWORKING (0.1%)
ONI Systems Corp. (a)..........       11,200            312,480
                                                   ------------

COMPUTERS--PERIPHERALS (0.0%) (b)
Certicom Corp. (a).............       40,000            108,800
                                                   ------------

CONGLOMERATES (0.1%)
Textron, Inc. .................       14,000            770,560
                                                   ------------

ELECTRIC POWER COMPANIES (0.2%)
Montana Power Co. (The)........      130,700          1,516,120
                                                   ------------

ELECTRONICS--COMPONENTS (0.5%)
Bookham Technology PLC
 ADR (a)(t)....................      199,000            577,100
Cirrus Logic, Inc. (a).........       69,800          1,607,494
Cypress Semiconductor Corp.
 (a)...........................       58,800          1,402,380
                                                   ------------
                                                      3,586,974
                                                   ------------
ELECTRONICS--SEMICONDUCTORS (0.7%)
ASE Test Ltd. (a)..............       61,600            787,864
ASM International N.V. (a).....       85,200          1,691,220
Marvell Technology Group Ltd.
 (a)...........................       40,900          1,100,210
Photronics, Inc. (a)...........       10,000            256,600
SONICblue, Inc. (a)............      208,300            687,390
Trikon Technologies, Inc.
 (a)...........................       40,000            560,001
                                                   ------------
                                                      5,083,285
                                                   ------------
EXCHANGE TRADED FUND (1.2%)
Nasdaq-100 Shares (a)..........       49,700          2,268,805
S&P 500 Depository Receipt.....       52,800          6,475,920
                                                   ------------
                                                      8,744,725
                                                   ------------
FINANCE (0.0%) (b)
AMC Financial, Inc. (a)(s).....       26,157             24,849
                                                   ------------
FINANCIAL--MISCELLANEOUS (0.6%)
Citigroup, Inc. ...............       82,170          4,341,863
                                                   ------------

HEALTH CARE--MEDICAL PRODUCTS (1.0%)
Boston Scientific Corp. (a)....      290,000          4,930,000
Medtronic, Inc. ...............       50,000          2,300,500
                                                   ------------
                                                      7,230,500
                                                   ------------
HEALTH CARE--SERVICES (0.6%)
Beverly Enterprises, Inc.
 (a)...........................      381,000          4,076,700
                                                   ------------

                                    SHARES            VALUE
                                 ------------------------------
INSURANCE--PROPERTY & CASUALTY (0.5%)
St. Paul Companies, Inc.
 (The).........................       70,000       $  3,548,300
                                                   ------------

INTERNET SOFTWARE & SERVICES (0.1%)
chinadotcom Corp. (a)..........       50,000            134,000
Portal Software, Inc. (a)......       68,100            281,253
                                                   ------------
                                                        415,253
                                                   ------------
MACHINERY--DIVERSIFIED (0.5%)
Ingersoll-Rand Co. ............       85,279          3,513,495
                                                   ------------

MANUFACTURING--DIVERSIFIED (0.1%)
Danaher Corp. .................       17,800            996,800
                                                   ------------

OIL & GAS--DRILLING (0.3%)
Grant Prideco, Inc. (a)........      130,000          2,273,700
                                                   ------------

REAL ESTATE--INVESTMENT/MANAGEMENT (1.3%)
FelCor Lodging Trust, Inc. ....      285,900          6,690,060
Highwoods Properties, Inc. ....      101,300          2,699,645
                                                   ------------
                                                      9,389,705
                                                   ------------
RESTAURANTS (0.3%)
Wendy's International, Inc. ...       85,000          2,170,900
                                                   ------------

RETAIL STORES--FOOD CHAINS (0.8%)
Kroger Co. (The) (a)...........      210,000          5,250,000
                                                   ------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.4%)
America Movil S.A. ............       20,000            417,200
Crown Castle International
 Corp. (a).....................          995             16,318
Ditech Communications Corp.
 (a)...........................       55,000            408,100
MRV Communications, Inc. (a)...       84,300            788,205
Telefonaktiebolaget Ericsson AB
 ADR (t).......................      152,500            826,550
                                                   ------------
                                                      2,456,373
                                                   ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.6%)
AT&T Corp. ....................      179,500          3,949,000
McLeodUSA, Inc. (a)............        3,199             14,683
Network Plus Corp. (a).........       69,615            188,656
                                                   ------------
                                                      4,152,339
                                                   ------------
TELEPHONE (0.2%)
Citizens Communications Co.
 (a)...........................       51,500            619,545
Telephonos de Mexico S.A. de
 C.V. ADR (t)..................       20,000            701,800
                                                   ------------
                                                      1,321,345
                                                   ------------
TOYS (0.4%)
Mattel, Inc. ..................      149,000          2,819,080
                                                   ------------
Total Common Stocks
 (Cost $114,898,520)...........                     103,640,314
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                    SHARES            VALUE
                                 ------------------------------
PREFERRED STOCK (0.5%)

METALS--MISCELLANEOUS (0.5%)
Freeport McMoRan Copper & Gold,
 Inc.
 7.00%, Series Silver
 (k3)(u).......................      330,000       $  3,283,500
                                                   ------------
Total Preferred Stock
 (Cost $4,219,875).............                       3,283,500
                                                   ------------
                                  PRINCIPAL
                                    AMOUNT
                                 ------------
SHORT-TERM INVESTMENTS (6.1%)

COMMERCIAL PAPER (1.8%)
General Electric Capital Corp.
 3.75%, due 7/10/01............  $ 7,991,658          7,991,658
UBS Finance Delaware LLC
 4.14%, due 7/2/01.............      462,396          4,623,936
                                                   ------------
                                                     12,615,594
                                                   ------------
Total Commercial Paper
 (Cost $12,615,594)............                      12,615,594
                                                   ------------
                                    SHARES
                                 ------------
INVESTMENT COMPANY (4.3%)
Merrill Lynch Premier
 Institutional Fund............   30,645,164         30,645,164
                                                   ------------
Total Investment Company
 (Cost $30,645,164)............                      30,645,164
                                                   ------------
Total Short-Term Investments
 (Cost $43,260,758)............                      43,260,758
                                                   ------------
Total Investments
 (Cost $743,863,092) (v).......         99.3%       700,371,527(w)
                                                   ------------
Cash and Other Assets,
 Less Liabilities..............          0.7          5,032,739
                                 ------------      ------------
Net Assets.....................        100.0%      $705,404,266
                                 ============      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Eurobond--bond denominated in U.S. dollars or other
     currencies and sold to investors outside the country
     whose currency is used.
(e)  LYON--Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(f)  Yankee bond.
(g)  Capital Unit--each unit consists of $25 principal amount of 7.875%. Perpetual Capital Securities and a purchase
     contract to make Optional Unit Exchanges.
(h)  Unit Preferred--each unit reflects 1 preferred share
     plus 1 warrant to acquire 1.2081 shares of common stock.
(i)  ZONES--Zero-premium Option Note Exchangeable Security.
(j)  PRIZES--Participating Redeemable Indexed Zero-premium
     Exchangeable Securities.
(k1) Depositary Shares--each share represents 0.05 shares of
     7.00%. Series D Senior Cumulative convertible preferred
     stock.
(k2) Depositary Shares--each share represents 0.10 shares of
     Series A cumulative convertible preferred stock.
(k3) Depositary Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(l)  PIES Units (Premium Income Equity Security Units)--each unit reflects a Senior note plus 1 purchase contract to
     acquire shares of common stock.
(m)  MEDS Units (Mandatory Enhanced Dividend Securities
     Units)--each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock.
(n)  PEPS Units (Premium Equity Participating Security
     Units)--each unit reflects a Trust Preferred Security
     plus 1 purchase contract to acquire shares of common
     stock.
(o)  TECONS--Term Convertible Security.
(p)  Corporate Units--each unit reflects $25 principal amount of NRG Energy, Inc. 6.50% senior debentures plus 1
     purchase contract to acquire shares of common stock.
(q)  PEPS Units (Premium Equity Participating Security
     Units)--each unit reflects a Senior Deferrable note plus
     1 purchase contract to acquire shares of common stock.
(r)  PHONES--Participation Hybrid Option Note Exchangeable
     Security.
(s)  Issue in default.
(t)  ADR--American Depositary Receipt.
(u)  Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(v)  The cost for federal income tax purposes is
     $747,279,654.
(w)  At June 30, 2001 net unrealized depreciation was
     $46,908,127, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $32,554,419 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $79,462,546.
  E  Security denominated in Euro.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $743,863,092).............................................       $700,371,527
Cash........................................................             61,130
Receivables:
  Investment securities sold................................         23,208,661
  Dividends and interest....................................          3,670,962
  Fund shares sold..........................................            915,125
Unrealized appreciation on foreign currency forward
  contracts.................................................            500,647
                                                                   ------------
        Total assets........................................        728,728,052
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         18,499,771
  Fund shares redeemed......................................            724,573
  NYLIFE Distributors.......................................            528,223
  Manager...................................................            407,191
  Transfer agent............................................            285,778
  Trustees..................................................              5,174
  Custodian.................................................              5,104
Accrued expenses............................................            107,977
Dividend payable............................................          2,759,995
                                                                   ------------
        Total liabilities...................................         23,323,786
                                                                   ------------
Net assets..................................................       $705,404,266
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     62,477
  Class B...................................................            510,064
  Class C...................................................             10,153
Additional paid-in capital..................................        769,455,484
Accumulated distribution in excess of net investment
  income....................................................           (724,270)
Accumulated net realized loss on investments................        (21,550,361)
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................            631,853
Net unrealized depreciation on investments..................        (43,491,565)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            500,431
                                                                   ------------
Net assets..................................................       $705,404,266
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 75,583,726
                                                                   ============
Shares of beneficial interest outstanding...................          6,247,745
                                                                   ============
Net asset value per share outstanding.......................       $      12.10
Maximum sales charge (5.50% of offering price)..............               0.90
                                                                   ------------
Maximum offering price per share outstanding................       $      12.80
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $617,526,630
                                                                   ============
Shares of beneficial interest outstanding...................         51,006,394
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.11
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 12,293,910
                                                                   ============
Shares of beneficial interest outstanding...................          1,015,279
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.11
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  5,992,508
  Interest..................................................     9,207,496
                                                              ------------
    Total income............................................    15,200,004
                                                              ------------
Expenses:
  Manager...................................................     2,554,595
  Distribution--Class B.....................................     2,351,560
  Distribution--Class C.....................................        36,770
  Transfer agent............................................       846,798
  Service--Class A..........................................        90,984
  Service--Class B..........................................       783,731
  Service--Class C..........................................        12,297
  Shareholder communication.................................        73,703
  Recordkeeping.............................................        48,631
  Custodian.................................................        41,269
  Professional..............................................        33,355
  Registration..............................................        20,861
  Trustees..................................................        11,149
  Miscellaneous.............................................        24,463
                                                              ------------
    Total expenses..........................................     6,930,166
                                                              ------------
Net investment income.......................................     8,269,838
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (3,464,289)
  Foreign currency transactions.............................       631,853
                                                              ------------
Net realized loss on investments and foreign currency
  transactions..............................................    (2,832,436)
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (17,278,844)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......        66,555
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (17,212,289)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (20,044,725)
                                                              ------------
Net decrease in net assets resulting from operations........  $(11,774,887)
                                                              ============

-------

(a)  Dividends recorded net of foreign withholding taxes of $8,884.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                 Six months        Year ended
                                                                    ended         December 31,
                                                               June 30, 2001*         2000
                                                              -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................    $   8,269,838     $  22,010,185
  Net realized gain (loss) on investments and foreign
    currency transactions...................................       (2,832,436)       61,406,990
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      (17,212,289)      (37,841,202)
                                                                -------------     -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (11,774,887)       45,575,973
                                                                -------------     -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (1,173,605)       (2,349,195)
    Class B.................................................       (7,484,278)      (19,939,589)
    Class C.................................................         (124,386)         (179,818)
  From net realized gain on investments:
    Class A.................................................               --        (9,977,966)
    Class B.................................................               --       (93,837,619)
    Class C.................................................               --        (1,162,494)
  In excess of net investment income:
    Class A.................................................               --           (22,149)
    Class B.................................................               --          (187,995)
    Class C.................................................               --            (1,695)
  In excess of net realized gain on investments:
    Class A.................................................               --        (1,719,047)
    Class B.................................................               --       (16,166,746)
    Class C.................................................               --          (200,279)
                                                                -------------     -------------
      Total dividends and distributions to shareholders.....       (8,782,269)     (145,744,592)
                                                                -------------     -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       18,004,985        45,004,104
    Class B.................................................       29,477,041        81,859,016
    Class C.................................................        5,515,374         9,125,387
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................          695,784        13,229,831
    Class B.................................................        4,705,578       118,850,473
    Class C.................................................           58,521         1,190,438
                                                                -------------     -------------
                                                                   58,457,283       269,259,249
Cost of shares redeemed:
    Class A.................................................      (11,856,475)      (22,634,805)
    Class B.................................................      (53,931,219)     (115,863,678)
    Class C.................................................         (913,193)       (2,166,393)
                                                                -------------     -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................       (8,243,604)      128,594,373
                                                                -------------     -------------
      Net increase (decrease) in net assets.................      (28,800,760)       28,425,754
NET ASSETS:
Beginning of period.........................................      734,205,026       705,779,272
                                                                -------------     -------------
End of period...............................................    $ 705,404,266     $ 734,205,026
                                                                =============     =============
Accumulated distribution in excess of net investment income
  at end of period..........................................    $    (724,270)    $    (211,839)
                                                                =============     =============

-------


 *   Unaudited.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2001+          2000         1999         1998         1997         1996
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $ 12.45        $ 14.53      $ 12.49      $ 13.53      $ 13.81      $ 13.45
                                                       -------        -------      -------      -------      -------      -------
Net investment income...............................      0.18           0.56         0.55         0.57         0.60         0.57
Net realized and unrealized gain (loss) on
 investments........................................     (0.35)          0.42         3.55        (0.38)        0.91         1.02
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................      0.01           0.01        (0.00)(b)    (0.02)        0.03         0.02
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................     (0.16)          0.99         4.10         0.17         1.54         1.61
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.........................     (0.19)         (0.57)       (0.52)       (0.57)       (0.60)       (0.62)
 From net realized gain on investments..............        --          (2.13)       (1.54)       (0.64)       (1.22)       (0.63)
 In excess of net investment income.................        --          (0.00)(b)       --           --           --           --
 In excess of net realized gain on
   investments......................................        --          (0.37)          --           --           --           --
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................     (0.19)         (3.07)       (2.06)       (1.21)       (1.82)       (1.25)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $ 12.10        $ 12.45      $ 14.53      $ 12.49      $ 13.53      $ 13.81
                                                       =======        =======      =======      =======      =======      =======
Total investment return (a).........................     (1.23%)         7.24%       33.91%        1.23%       11.36%       12.13%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income............................      3.02%++        3.63%        3.84%        3.74%        4.10%         4.4%
   Expenses.........................................      1.29%++        1.24%        1.29%        1.40%        1.45%         1.5%
Portfolio turnover rate.............................       106%           245%         374%         347%         273%         296%
Net assets at end of period (in 000's)..............   $75,584        $70,915      $46,254      $42,376      $64,246      $56,621

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                        Class C
    -----------------------------------------------------------------   --------------------------------------------------------
    Six months                                                          Six months                                 September 1*
      ended                    Year ended December 31,                    ended       Year ended     Year ended       through
     June 30,    ----------------------------------------------------    June 30,    December 31,   December 31,   December 31,
      2001+        2000       1999       1998       1997       1996       2001+          2000           1999           1998
    ----------   --------   --------   --------   --------   --------   ----------   ------------   ------------   -------------
     $  12.46    $  14.53   $  12.49   $  13.52   $  13.80   $  13.45    $  12.46      $  14.53       $  12.49       $  12.64
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
         0.14        0.45       0.44       0.46       0.51       0.48        0.14          0.45           0.44           0.26
        (0.35)       0.43       3.55      (0.37)      0.91       1.02       (0.35)         0.43           3.55           0.47
         0.01        0.01      (0.00)(b)  (0.02)      0.03       0.02        0.01          0.01          (0.00)(b)       0.02
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.20)       0.89       3.99       0.07       1.45       1.52       (0.20)         0.89           3.99           0.75
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.15)      (0.46)     (0.41)     (0.46)     (0.51)     (0.54)      (0.15)        (0.46)         (0.41)         (0.26)
           --       (2.13)     (1.54)     (0.64)     (1.22)     (0.63)         --         (2.13)         (1.54)         (0.64)
           --       (0.00)(b)       --       --         --         --          --         (0.00)(b)         --             --
           --       (0.37)        --         --         --         --          --         (0.37)            --             --
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.15)      (2.96)     (1.95)     (1.10)     (1.73)     (1.17)      (0.15)        (2.96)         (1.95)         (0.90)
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
     $  12.11    $  12.46   $  14.53   $  12.49   $  13.52   $  13.80    $  12.11      $  12.46       $  14.53       $  12.49
     ========    ========   ========   ========   ========   ========    ========      ========       ========       ========
        (1.61%)      6.51%     32.90%      0.53%     10.67%     11.39%      (1.61%)        6.51%         32.90%          6.06%
         2.27%++     2.88%      3.09%      2.99%      3.47%       3.8%       2.27%++       2.88%          3.09%          2.99%++
         2.04%++     1.99%      2.04%      2.15%      2.08%       2.1%       2.04%++       1.99%          2.04%          2.15%++
          106%        245%       374%       347%       273%       296%       1.06%          245%           374%           347%
     $617,527    $655,343   $658,197   $656,831   $841,540   $797,243    $ 12,294      $  7,946       $  1,329       $     --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited

no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

MainStay Convertible Fund

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at June 30, 2001:

                                                            CONTRACT        CONTRACT
                                                             AMOUNT          AMOUNT      UNREALIZED
                                                              SOLD         PURCHASED    APPRECIATION
                                                         ---------------   ----------   ------------
Foreign Currency Sale Contract
------------------------------
Japanese Yen vs. U.S. Dollar, expiring 8/15/01........   (yen)19,600,000   $6,300,123     $500,647
                                                                                          ========

-------
(yen) Japanese Yen.

PURCHASED OPTIONS. The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act if 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

MainStay Convertible Fund

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. For the six months ended June 30, 2001 the Manager earned $2,554,595.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $20,646 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,350, $241,989 and $2,958, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $846,798.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $7,846 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $48,631 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes approximately $10,769,846 of qualifying realized capital gains that arose after October 31, 2000 as if they arose on January 1, 2001.

MainStay Convertible Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $701,847 and $703,224, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                           YEAR ENDED
                                                     JUNE 30, 2001*                        DECEMBER 31, 2000
                                            ---------------------------------      ----------------------------------
                                            CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                            -------      -------      -------      -------      -------      --------
Shares sold...........................       1,459        2,394         446         2,925        5,367          597
Shares issued in reinvestment of
  dividends and distributions.........          59          400           5         1,062        9,547           96
                                             -----       ------         ---        ------       ------         ----
                                             1,518        2,794         451         3,987       14,914          693
Shares redeemed.......................        (964)      (4,391)        (74)       (1,477)      (7,603)        (146)
                                             -----       ------         ---        ------       ------         ----
Net increase (decrease)...............         554       (1,597)        377         2,510        7,311          547
                                             =====       ======         ===        ======       ======         ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSC10- 08/01
                                                    05

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay
                                                              Equity Index Fund versus S&P 500 Index and
                                                              Inflation                                        3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Equity Index Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -17.85%, 5 Years 12.91%, 10 Years 13.69%

[LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
Period-end                                                FUND                   S&P 500 INDEX*             INFLATION (CPI)+
-----------                                       ---------------------          --------------             ----------------
12/90                                                 $    9700                    $  10000                    $  10000
12/91                                                     12417                       13040                       10298
12/92                                                     13186                       14032                       10603
12/93                                                     14376                       15441                       10893
12/94                                                     14447                       15645                       11177
12/95                                                     19636                       21518                       11467
12/96                                                     23963                       26454                       11847
12/97                                                     31694                       35280                       12048
12/98                                                     40471                       45363                       12242
12/99                                                     48562                       54907                       12570
12/00                                                     43845                       49910                       12995
6/01                                                      40738                       46566                       13241

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

* "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

U.S. equity markets were highly volatile in the first six months of 2001, with sharply divergent performance between the first and second quarters. During the first quarter, the S&P 500 Index(1) declined 11.86%, as evidence of a major U.S. economic slowdown emerged. The economy grew at its slowest pace in five and a half years, and corporate profits fell for the first time since 1998. Both the Nasdaq Composite Index(2) and the S&P 500 Index struggled as technology-sector valuations collapsed. The technology correction, along with a general slowdown in capital expenditures and consumer spending, broadened with an impact on stocks in most industries.

During the second quarter, performance dramatically improved, providing some long-awaited relief for weary equity investors. The S&P 500 Index and the Nasdaq Composite Index rebounded to experience their first positive results since the first quarter of 2000, with total returns of 5.85% and 17.43%, respectively. These market gains were driven primarily by the Federal Reserve's aggressive monetary easing. A renewed general optimism about future corporate earnings also helped to buoy investor enthusiasm.

The overall trend that prevailed in 2000--of small-cap stocks outpacing their mid-cap and large-cap counterparts--continued through the first half of 2001. Also, value-oriented stocks continued to outperform growth-oriented stocks by a wide margin for the semiannual period, as measured by the Russell 3000(R) Growth and Russell 3000(R) Value Indices.(3) Interestingly, growth stocks managed to finally dethrone value stocks in the second quarter, but not by enough to alter the six-month results, which favored the value style.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Equity Index Fund returned -7.09% for Class A shares, excluding all sales charges. The Fund underperformed the -6.97% return of the average Lipper(4) S&P 500 Index objective fund and the -6.70% return of the S&P 500 Index over the same period. Investors should expect the Fund to lag the Index somewhat, since a hypothetical index does not incur any real-world expenses.

KEY INDUSTRIES AND SECURITIES

The industries that provided the greatest positive contribution to the return of the S&P 500 Index for the first half of 2001, taking both total returns and weightings into account, were computer software, entertainment, money centers, retail stores, and long-distance telecommunications. On the basis of total return alone, the leading industry was office equipment and supplies,

-------
(1) See footnote on page 3 for more information about the S&P 500(R) Index.

(2) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.

(3) The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price- to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization. An investment cannot be made directly into an index.


(4) See footnote and table on page 7 for more information about Lipper Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[PERFORMANCE BAR GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/91                                                                            28.01%
12/92                                                                             6.19%
12/93                                                                             9.01%
12/94                                                                             0.50%
12/95                                                                            35.91%
12/96                                                                            22.04%
12/97                                                                            32.26%
12/98                                                                            27.69%
12/99                                                                            19.99%
12/00                                                                            -9.71%
6/01                                                                             -7.09%

See footnote * on page 7 for more information on performance followed by engineering and construction, auto parts and equipment, toys, and entertainment.

Taking both returns and weightings into account, the companies that made the greatest positive contributions to the return of the S&P 500 Index included Microsoft (+68.3%),(5) AOL Time Warner (+52.3%), IBM (+32.9%), Bank of America (+30.9%), and Dell Computer (+50.0%). On the basis of total return alone, the best-performing companies were J.C. Penney (+142.4%), Compuware (+123.8%), Kmart (+115.9%), Best Buy (+114.9%), and Advanced Micro Devices (+109.1%).

Electronics, health care, computer systems, drugs, and communications were the industries with the greatest negative impact on the return of the Index, taking both total returns and weightings into account. The five companies with the greatest negative impact on the Index, taking both weightings and total returns into account, were Oracle (-34.6%), Merck & Co. (-31.7%), Nortel Networks (-71.7%), EMC (-55.3%), and Cisco Systems (-52.4). Measured by total return alone, the worst performers in the S&P 500 Index over the reporting period were Applera Corp.-Applied Biosystem Group (-71.6%), Nortel Networks (-71.7%), Applied Micro Circuits (-77.1%), Palm Inc. (-78.6%), and Network Appliances (-78.7%).

The Fund's investments were affected by Standard & Poor's adjustments to the constituents of the Index. These adjustments usually occur as a result of corporate actions, such as mergers, acquisitions, spin-offs, and similar events. S&P 500 Index additions and deletions were rather moderate--with only 13 changes throughout the semiannual period, following a record 58 changes in the year 2000.




-------
(5) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/01.

LOOKING AHEAD

The Federal Reserve reduced the targeted federal funds rate six times during the first six months of 2001. The U.S. equity markets responded favorably to this easing campaign, especially rallying after the surprise intermeeting rate cuts in January and April. Many investors believe that it will take approximately six months to a year for these interest-rate cuts to tangibly benefit the corporate bottom line. This has resulted in a guarded optimism as investors begin their return to the equity markets.

Whether the positive equity-market performance experienced in the second quarter of the year can be sustained remains to be seen. Investors appear to be pinning most of their hopes on improved corporate profitability and earnings between the end of this year and the middle of 2002.

As index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/01
    Class A               -15.31%      13.60%     14.04%         14.61%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/01
    Class A               -17.85%      12.91%     13.69%         14.27%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 6/30/01
    Equity Index Fund    99 out of    52 out of  15 out of     13 out of
                         156 funds    58 funds   15 funds       13 funds
    Average Lipper S&P
    500 Index
    objective fund        -15.16%      13.96%     14.67%         15.32%

  FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED 6/30/01

                        NAV 6/30/01          INCOME          CAPITAL GAINS
    Class A                $39.73           $0.0000             $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

     MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 6/30/01.

MainStay Equity Index Fund

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (99.5%)+

AEROSPACE/DEFENSE (1.2%)
Boeing Co. (The)........................     82,367       $    4,579,605
General Dynamics Corp. .................     18,906            1,471,076
Goodrich Co. ...........................      9,727              369,432
Lockheed Martin Corp. ..................     40,745            1,509,602
Northrop Grumman Corp. .................      8,102              648,970
Rockwell International Corp. ...........     17,636              672,284
United Technologies Corp. ..............     44,657            3,271,572
                                                          --------------
                                                              12,522,541
                                                          --------------
AIRLINES (0.2%)
AMR Corp. (a)...........................     14,316              517,237
Delta Air Lines, Inc. ..................     11,750              517,940
Southwest Airlines Co. .................     70,984            1,312,494
US Airways Group, Inc. (a)..............      6,430              156,249
                                                          --------------
                                                               2,503,920
                                                          --------------
ALUMINUM (0.4%)
Alcan Inc. .............................     30,228            1,270,181
Alcoa Inc. .............................     82,048            3,232,691
                                                          --------------
                                                               4,502,872
                                                          --------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ...............      7,067              100,351
Delphi Automotive Systems Corp. ........     54,274              864,585
Genuine Parts Co. ......................     17,005              535,658
Goodyear Tire & Rubber Co. (The)........     15,080              422,240
Visteon Corp. ..........................     12,585              231,312
                                                          --------------
                                                               2,154,146
                                                          --------------
AUTOMOBILES (0.7%)
Ford Motor Co. .........................    172,784            4,241,847
General Motors Corp. ...................     52,095            3,352,313
                                                          --------------
                                                               7,594,160
                                                          --------------
BANKS--MAJOR REGIONAL (4.3%)
AmSouth Bancorp.........................     35,991              665,474
Bank of New York Co., Inc. (The)........     70,295            3,374,160
Bank One Corp. .........................    109,552            3,921,962
BB&T Corp. .............................     37,557            1,378,342
Comerica, Inc. .........................     16,842              970,099
FifthThird Bancorp......................     54,341            3,263,177
FleetBoston Financial Corp. ............    102,896            4,059,247
Huntington Bancshares, Inc. ............     23,605              385,942
KeyCorp.................................     40,408            1,052,628
Mellon Financial Corp. .................     45,086            2,073,956
National City Corp. ....................     57,899            1,782,131
NorthernTrust Corp. ....................     21,031            1,314,438
PNC Financial Services Group, Inc.
 (The)..................................     27,390            1,801,988
Regions Financial Corp. ................     22,923              733,536
SouthTrust Corp. .......................     32,180              836,680
State Street Corp. .....................     30,780            1,523,302
SunTrust Banks, Inc. ...................     28,173            1,825,047
Synovus Financial Corp. ................     26,242              823,474

                                            SHARES            VALUE
                                          ------------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
Union Planters Corp. ...................     13,055       $      569,198
U.S. Bancorp............................    179,876            4,099,374
Wachovia Corp. .........................     19,876            1,414,177
Wells Fargo Co. ........................    161,072            7,478,573
                                                          --------------
                                                              45,346,905
                                                          --------------
BANKS--MONEY CENTER (2.0%)
Bank of America Corp. ..................    151,301            9,082,599
First Union Corp. ......................     92,920            3,246,625
JP Morgan Chase & Co. ..................    187,482            8,361,697
                                                          --------------
                                                              20,690,921
                                                          --------------
BANKS--SAVINGS & LOANS (0.5%)
Charter One Financial, Inc. ............     20,087              640,775
Golden West Financial Corp. ............     15,255              979,981
Washington Mutual, Inc. ................     82,788            3,108,690
                                                          --------------
                                                               4,729,446
                                                          --------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos., Inc. ..............     85,532            3,523,918
Brown-Forman Corp. Class B..............      6,510              416,249
Coors (Adolph) Co. Class B..............      3,448              173,021
                                                          --------------
                                                               4,113,188
                                                          --------------
BEVERAGES--SOFT DRINKS (1.7%)
Coca-Cola Co. (The) (c).................    235,530           10,598,850
Coca-Cola Enterprises Inc. .............     39,662              648,474
Pepsi Bottling Group, Inc. (The)........     13,400              537,340
PepsiCo, Inc. ..........................    138,193            6,108,130
                                                          --------------
                                                              17,892,794
                                                          --------------
BROADCAST/MEDIA (0.8%)
Clear Channel Communications, Inc.(a)...     55,457            3,477,154
Comcast Corp. Special Class A (a).......     89,181            3,870,455
Univision Communications Inc.
 Class A (a)............................     19,800              847,044
                                                          --------------
                                                               8,194,653
                                                          --------------
BUILDING MATERIALS (0.2%)
Masco Corp. ............................     42,307            1,055,983
Sherwin-Williams Co. (The)..............     15,823              351,271
Vulcan Materials Co. ...................      9,746              523,847
                                                          --------------
                                                               1,931,101
                                                          --------------
CHEMICALS (1.0%)
Air Products & Chemicals, Inc. .........     22,077            1,010,023
Dow Chemical Co. (The)..................     85,164            2,831,703
Du Pont (E.I.) de Nemours & Co. ........     98,897            4,770,791
Eastman Chemical Co. ...................      7,379              351,462
Hercules, Inc. (a)......................      9,783              110,548
Praxair, Inc. ..........................     15,222              715,434
Rohm & Haas Co. ........................     20,799              684,287
                                                          --------------
                                                              10,474,248
                                                          --------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ...................     10,677       $      545,061
Engelhard Corp. ........................     12,087              311,723
FMC Corp. (a)...........................      2,866              196,493
Jabil Circuit Inc. (a)..................     18,100              558,566
PPG Industries, Inc. ...................     15,968              839,438
                                                          --------------
                                                               2,451,281
                                                          --------------
CHEMICALS--SPECIALTY (0.0%) (b)
Great Lakes Chemical Corp. .............      5,278              162,826
Sigma-Aldrich Corp. ....................      7,310              282,312
                                                          --------------
                                                                 445,138
                                                          --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (2.7%)
ADC Telecommunications, Inc. (a)........     73,666              486,196
Andrew Corp. (a)........................      7,776              143,467
Avaya Inc. (a)..........................     26,555              363,804
Cabletron Systems, Inc. (a).............     17,556              401,155
Cisco Systems, Inc. (a).................    691,037           12,576,873
Comverse Technology, Inc. (a)...........     15,666              902,675
Corning Inc. ...........................     87,179            1,456,761
JDS Uniphase Corp. (a)..................    122,593            1,563,061
Lucent Technologies Inc. ...............    323,269            2,004,268
Network Appliance, Inc. (a).............     29,933              410,082
Nortel Networks Corp. ..................    302,158            2,746,616
QUALCOMM, Inc. (a)......................     71,565            4,185,121
Scientific-Atlanta, Inc. ...............     15,254              619,312
Tellabs, Inc. (a).......................     38,941              754,676
                                                          --------------
                                                              28,614,067
                                                          --------------
COMPUTER SOFTWARE & SERVICES (7.1%)
Adobe Systems Inc. .....................     22,754            1,069,438
Autodesk, Inc. .........................      5,731              213,766
Automatic Data Processing, Inc. ........     59,869            2,975,489
BMC Software, Inc. (a)..................     22,926              516,752
BroadVision, Inc. (a)...................     25,500              127,500
Citrix Systems, Inc. (a)................     17,116              597,349
Computer Associates International,
 Inc. ..................................     55,079            1,982,844
Computer Sciences Corp. (a).............     16,038              554,915
Compuware Corp. (a).....................     34,755              486,223
Concord EFS, Inc. (a)...................     22,700            1,180,627
Electronic Data Systems Corp. ..........     44,430            2,776,875
Equifax Inc. ...........................     13,599              498,811
First Data Corp. .......................     37,464            2,407,062
Fiserv, Inc. (a)........................     11,800              754,964
Intuit Inc. (a).........................     19,300              771,807
Mercury Interactive Corp. (a)...........      7,578              453,922
Microsoft Corp. (a)(c)..................    508,167           37,096,191
Novell, Inc. (a)........................     31,809              180,993
Oracle Corp. (a)........................    526,372           10,001,068
Parametric Technology Corp. (a).........     26,606              372,218
Paychex, Inc. ..........................     35,471            1,418,840
PeopleSoft, Inc. (a)....................     26,410            1,300,165
Sabre Holdings Corp. (a)................     12,435              621,750

                                            SHARES            VALUE
                                          ------------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Sapient Corp. (a).......................     11,220       $      109,395
Siebel Systems, Inc. (a)................     42,788            2,006,757
VERITAS Software Corp. (a)..............     37,487            2,494,010
Yahoo! Inc. (a).........................     52,368            1,046,836
                                                          --------------
                                                              74,016,567
                                                          --------------
COMPUTER SYSTEMS (4.5%)
Apple Computer, Inc. (a)................     31,075              722,494
Compaq Computer Corp. ..................    160,404            2,484,658
Dell Computer Corp. (a).................    245,455            6,418,648
EMC Corp. (a)...........................    207,484            6,027,410
Gateway Inc. (a)........................     30,675              504,604
Hewlett-Packard Co. ....................    183,540            5,249,244
International Business Machines
 Corp. .................................    164,078           18,540,814
Lexmark International Group, Inc. (a)...     12,102              813,859
NCR Corp. (a)...........................      9,154              430,238
Palm, Inc. (a)..........................     53,638              325,583
Sun Microsystems, Inc. (a)..............    309,604            4,866,975
Unisys Corp. (a)........................     29,582              435,151
                                                          --------------
                                                              46,819,678
                                                          --------------
CONGLOMERATES (0.1%)
Textron Inc. ...........................     13,797              759,387
                                                          --------------

CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp. .............................      2,804              133,358
                                                          --------------

CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ........................      5,192              208,563
Pactiv Corp. (a)........................     16,225              217,415
Temple-Inland, Inc. ....................      4,903              261,281
                                                          --------------
                                                                 687,259
                                                          --------------
COSMETICS/PERSONAL CARE (0.4%)
Alberto-Culver Co. Class B..............      5,318              223,569
Avon Products, Inc. ....................     22,690            1,050,093
Gillette Co. (The)......................     99,723            2,890,970
International Flavors & Fragrances
 Inc. ..................................      9,893              248,611
                                                          --------------
                                                               4,413,243
                                                          --------------
ELECTRIC POWER COMPANIES (2.3%)
Allegheny Energy, Inc. .................     11,600              559,700
Ameren Corp. ...........................     13,096              559,199
American Electric Power Co., Inc. ......     30,705            1,417,650
Cinergy Corp. ..........................     15,318              535,364
CMS Energy Corp. .......................     12,432              346,231
Consolidated Edison, Inc. ..............     20,249              805,910
Constellation Energy Group, Inc. .......     15,429              657,275
Dominion Resources, Inc. ...............     22,717            1,366,016
DTE Energy Co. .........................     15,609              724,882
Duke Energy Corp. ......................     72,748            2,837,900
Edison International Inc. (a)...........     31,727              353,756



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC POWER COMPANIES (CONTINUED)
Entergy Corp. ..........................     21,265       $      816,363
Exelon Corp. ...........................     30,226            1,938,091
FirstEnergy Corp. ......................     21,846              702,567
FPL Group, Inc. ........................     16,843            1,014,117
GPU, Inc. ..............................     11,672              410,271
Mirant Corp. (a)........................     32,088            1,103,827
Niagara Mohawk Holdings, Inc. (a).......     15,313              270,887
PG&E Corp. (a)..........................     37,218              416,842
Pinnacle West Capital Corp. ............      8,070              382,518
PPL Corp. ..............................     13,773              757,515
Progress Energy Inc. ...................     19,549              878,141
Public Service Enterprise Group, Inc. ..     20,396              997,364
Reliant Energy, Inc. ...................     28,017              902,428
Southern Co. (The)......................     64,103            1,490,395
TXU Corp. ..............................     24,461            1,178,776
Xcel Energy Inc. .......................     32,366              920,813
                                                          --------------
                                                              24,344,798
                                                          --------------
ELECTRICAL EQUIPMENT (5.0%)
American Power Conversion Corp. (a).....     18,503              291,422
Cooper Industries, Inc. ................      9,017              356,983
Emerson Electric Co. ...................     40,802            2,468,521
General Electric Co. (c)................    937,784           45,716,970
Grainger (W.W.), Inc. ..................      8,935              367,765
Molex, Inc. ............................     18,600              679,458
Power-One, Inc. (a).....................      7,000              116,480
Sanmina Corp. (a).......................     28,746              672,944
Solectron Corp. (a).....................     60,809            1,112,805
Symbol Technologies, Inc. ..............     20,850              462,870
Thomas & Betts Corp. ...................      5,569              122,907
                                                          --------------
                                                              52,369,125
                                                          --------------
ELECTRONICS--DEFENSE (0.1%)
Raytheon Co. ...........................     32,256              856,397
                                                          --------------

ELECTRONICS--INSTRUMENTATION (0.2%)
Agilent Technologies Inc. (a)...........     43,153            1,402,473
PerkinElmer, Inc. ......................      9,354              257,516
Tektronix, Inc. (a).....................      9,084              246,630
                                                          --------------
                                                               1,906,619
                                                          --------------
ELECTRONICS--SEMICONDUCTORS (4.5%)
Advanced Micro Devices, Inc. (a)........     32,517              939,091
Altera Corp. (a)........................     37,990            1,101,710
Analog Devices, Inc. (a)................     33,758            1,460,033
Applied Materials, Inc. (a).............     76,871            3,774,366
Applied Micro Circuits Corp. (a)........     28,000              481,600
Broadcom Corp. Class A (a)..............     24,584            1,051,212
Conexant Systems, Inc. (a)..............     23,067              206,450
Intel Corp. ............................    634,920           18,571,410
KLA-Tencor Corp. (a)....................     17,839            1,043,046

                                            SHARES            VALUE
                                          ------------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Linear Technology Corp. ................     29,623       $    1,309,929
LSI Logic Corp. (a).....................     34,126              641,569
Maxim Integrated Products, Inc. (a).....     30,567            1,351,367
Micron Technology, Inc. (a).............     56,332            2,315,245
Motorola, Inc. .........................    206,864            3,425,668
National Semiconductor Corp. (a)........     16,281              474,103
Novellus Systems, Inc. (a)..............     13,400              760,986
QLogic Corp. ...........................      8,700              560,715
Teradyne, Inc. (a)......................     16,535              547,308
Texas Instruments, Inc. ................    164,049            5,167,544
Vitesse Semiconductor Corp. (a).........     17,000              357,680
Xilinx, Inc. (a)........................     31,408            1,295,266
                                                          --------------
                                                              46,836,298
                                                          --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. (a).........................      7,300              329,595
                                                          --------------

ENTERTAINMENT (3.5%)
AOL Time Warner, Inc. (a)...............    418,323           22,171,119
Viacom, Inc. Class B (a)................    168,076            8,697,933
Walt Disney Co. (The)...................    196,024            5,663,134
                                                          --------------
                                                              36,532,186
                                                          --------------
FINANCIAL--MISCELLANEOUS (6.0%)
AFLAC Inc. .............................     50,186            1,580,357
Ambac Financial Group, Inc. ............     10,000              582,000
American Express Co. ...................    126,357            4,902,652
American General Corp. .................     47,412            2,202,287
Citigroup Inc. .........................    474,735           25,084,997
Fannie Mae..............................     94,467            8,043,865
Franklin Resources, Inc. ...............     25,089            1,148,324
Freddie Mac.............................     66,025            4,621,750
MBIA Inc. ..............................     14,109              785,589
MBNA Corp. .............................     80,860            2,664,337
MetLife, Inc. (a).......................     72,500            2,246,050
Moody's Corp. ..........................     15,547              520,825
Morgan Stanley Dean Witter & Co. .......    105,236            6,759,308
Stilwell Financial, Inc. ...............     21,359              716,808
T. Rowe Price Group Inc. ...............     11,515              430,546
USA Education Inc. .....................     15,511            1,132,303
                                                          --------------
                                                              63,421,998
                                                          --------------
FOOD (1.4%)
Campbell Soup Co. ......................     40,183            1,034,712
ConAgra Foods, Inc. ....................     50,957            1,009,458
General Mills, Inc. ....................     27,256            1,193,268
Heinz (H.J.) Co. .......................     33,259            1,359,961
Hershey Foods Corp. ....................     12,930              797,910
Kellogg Co. ............................     39,037            1,132,073
Quaker Oats Co. (The)...................     12,416            1,132,960
Ralston-Ralston Purina Group............     29,570              887,691
Sara Lee Corp. .........................     74,318            1,407,583
Unilever N.V. (d) ......................     54,176            3,227,264
Wrigley (Wm.) Jr. & Co. ................     21,386            1,001,934
                                                          --------------
                                                              14,184,814
                                                          --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
FOOD & HEALTH CARE DISTRIBUTORS (0.6%)
Cardinal Health, Inc. ..................     42,139       $    2,907,591
McKesson HBOC, Inc. ....................     27,161            1,008,216
SUPERVALU, Inc. ........................     11,562              202,913
SYSCO Corp. ............................     63,650            1,728,098
                                                          --------------
                                                               5,846,818
                                                          --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. .....................     38,009              575,836
Homestake Mining Co. ...................     25,255              195,726
Newmont Mining Corp. ...................     18,230              339,260
Placer Dome Inc. .......................     31,698              310,641
                                                          --------------
                                                               1,421,463
                                                          --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The)..............      7,686              303,290
Snap-on Inc. ...........................      5,672              137,035
Stanley Works (The).....................      8,416              352,462
                                                          --------------
                                                                 792,787
                                                          --------------
HEALTH CARE--DIVERSIFIED (3.7%)
Abbott Laboratories.....................    145,738            6,996,881
Allergan, Inc. .........................     12,350            1,055,925
American Home Products Corp. ...........    123,456            7,214,769
Bristol-Myers Squibb Co. ...............    183,451            9,594,487
Johnson & Johnson.......................    285,880           14,294,004
                                                          --------------
                                                              39,156,066
                                                          --------------
HEALTH CARE--DRUGS (5.6%)
Forest Laboratories, Inc. (a)...........     16,600            1,178,600
King Pharmaceuticals, Inc. (a)..........     15,824              850,540
Lilly (Eli) & Co. ......................    106,072            7,849,328
Merck & Co., Inc. ......................    216,540           13,839,071
Pfizer Inc. ............................    596,035           23,871,202
Pharmacia Corp. ........................    122,289            5,619,180
Schering-Plough Corp. ..................    138,816            5,030,692
Watson Pharmaceuticals, Inc. (a)........      9,752              601,113
                                                          --------------
                                                              58,839,726
                                                          --------------
HEALTH CARE--HMOS (0.3%)
Aetna Inc. (a)..........................     13,617              352,272
Humana Inc. (a).........................     16,121              158,792
UnitedHealth Group Inc. (a).............     30,240            1,867,320
Wellpoint Health Networks Inc. (a)......      6,005              565,911
                                                          --------------
                                                               2,944,295
                                                          --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.4%)
HCA-The Healthcare Corp. ...............     50,727            2,292,353
Tenet Healthcare Corp. (a)..............     30,111            1,553,427
                                                          --------------
                                                               3,845,780
                                                          --------------
HEALTH CARE--MEDICAL PRODUCTS (1.3%)
Applera Corp.--Applied Biosystems
 Group..................................     19,981              534,492
Bard (C.R.), Inc. ......................      4,822              274,613
Bausch & Lomb Inc. .....................      5,108              185,114

                                            SHARES            VALUE
                                          ------------------------------
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Baxter International Inc. ..............     55,940       $    2,741,060
Becton, Dickinson & Co. ................     24,343              871,236
Biomet, Inc. ...........................     16,360              786,262
Boston Scientific Corp. (a).............     38,423              653,191
Guidant Corp. (a).......................     29,296            1,054,656
Medtronic, Inc. ........................    113,655            5,229,266
St. Jude Medical, Inc. (a)..............      8,001              480,060
Stryker Corp. ..........................     18,500            1,014,725
                                                          --------------
                                                              13,824,675
                                                          --------------
HEALTH CARE--MISCELLANEOUS (0.9%)
Amgen Inc. (a)..........................     98,139            5,955,074
Biogen, Inc. (a)........................     14,173              770,444
Chiron Corp. (a)........................     18,200              928,200
HealthSouth Corp. (a)...................     37,213              594,292
Manor Care, Inc. (a)....................      9,885              313,849
MedImmune, Inc. (a).....................     20,080              947,776
Quintiles Transnational Corp. (a).......     11,224              283,406
                                                          --------------
                                                               9,793,041
                                                          --------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Inc. ...........................      4,125              159,637
Dana Corp. .............................     14,556              339,737
Eaton Corp. ............................      6,621              464,132
Navistar International Corp. (a)........      5,963              167,739
PACCAR Inc. ............................      7,292              374,955
                                                          --------------
                                                               1,506,200
                                                          --------------
HOMEBUILDING (0.1%)
Centex Corp. ...........................      5,772              235,209
KB Home.................................      3,949              119,141
Pulte Homes, Inc. ......................      3,989              170,051
                                                          --------------
                                                                 524,401
                                                          --------------
HOTEL/MOTEL (0.4%)
Carnival Corp. .........................     55,428            1,701,640
Harrah's Entertainment, Inc. (a)........     11,226              396,278
Hilton Hotels Corp. ....................     35,098              407,143
Marriott International, Inc. Class A....     22,884            1,083,328
Starwood Hotels & Resorts Worldwide,
 Inc. ..................................     18,500              689,680
                                                          --------------
                                                               4,278,069
                                                          --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ..................     18,999              418,548
Maytag Corp. ...........................      7,454              218,104
Whirlpool Corp. ........................      6,339              396,188
                                                          --------------
                                                               1,032,840
                                                          --------------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co. (The)........................     22,420              758,917
Colgate-Palmolive Co. ..................     53,009            3,127,001
Kimberly-Clark Corp. ...................     50,650            2,831,335
Procter & Gamble Co. (The)..............    122,324            7,804,271
                                                          --------------
                                                              14,521,524
                                                          --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
HOUSEWARES (0.1%)
Fortune Brands, Inc. ...................     15,328       $      587,982
Newell Rubbermaid, Inc. ................     25,384              637,138
Tupperware Corp. .......................      5,617              131,607
                                                          --------------
                                                               1,356,727
                                                          --------------
INSURANCE BROKERS (0.3%)
Aon Corp. ..............................     24,734              865,690
Marsh & McLennan Cos., Inc. ............     26,172            2,643,372
                                                          --------------
                                                               3,509,062
                                                          --------------
INSURANCE--LIFE (0.4%)
Conseco, Inc. ..........................     31,441              429,170
John Hancock Financial Service, Inc. ...     20,400              821,304
Jefferson-Pilot Corp. ..................     14,713              710,932
Lincoln National Corp. .................     18,332              948,681
Torchmark Corp. ........................     12,168              489,275
UNUMProvident Corp. ....................     23,180              744,542
                                                          --------------
                                                               4,143,904
                                                          --------------
INSURANCE--MULTI-LINE (2.1%)
American International Group, Inc. .....    220,080           18,926,880
CIGNA Corp. ............................     14,598            1,398,780
Hartford Financial Services Group, Inc.
 (The)..................................     22,455            1,535,922
                                                          --------------
                                                              21,861,582
                                                          --------------
INSURANCE--PROPERTY & CASUALTY (0.9%)
Allstate Corp. (The)....................     69,505            3,057,525
Chubb Corp. (The).......................     16,546            1,281,157
Cincinnati Financial Corp. .............     15,544              613,988
Loews Corp. ............................     19,084            1,229,582
MGIC Investment Corp. ..................     10,210              741,654
Progressive Corp. (The).................      6,910              934,163
SAFECO Corp. ...........................     12,278              362,201
St. Paul Cos., Inc. (The)...............     20,325            1,030,274
                                                          --------------
                                                               9,250,544
                                                          --------------
INVESTMENT BANK/BROKERAGE (0.9%)
Bear Stearns Cos., Inc. (The)...........     10,095              595,302
Lehman Brothers Holdings Inc. ..........     23,748            1,846,407
Merrill Lynch & Co., Inc. ..............     79,200            4,692,600
Schwab (Charles) Corp. (The)............    130,988            2,004,117
                                                          --------------
                                                               9,138,426
                                                          --------------
LEISURE TIME (0.1%)
Brunswick Corp. ........................      8,456              203,198
Harley-Davidson, Inc. ..................     28,735            1,352,843
                                                          --------------
                                                               1,556,041
                                                          --------------
MACHINERY--DIVERSIFIED (0.3%)
Caterpillar Inc. .......................     32,574            1,630,329
Deere & Co. ............................     22,253              842,276
Ingersoll-Rand Co. .....................     15,396              634,315

                                            SHARES            VALUE
                                          ------------------------------
MACHINERY--DIVERSIFIED (CONTINUED)
Thermo Electron Corp. (a)...............     17,045       $      375,331
Timken Co. (The)........................      5,928              100,420
                                                          --------------
                                                               3,582,671
                                                          --------------
MANUFACTURING--DIVERSIFIED (1.8%)
Crane Co. ..............................      5,822              180,482
Danaher Corp. ..........................     13,496              755,776
Dover Corp. ............................     19,473              733,158
Honeywell International Inc. ...........     75,786            2,651,752
Illinois Tool Works, Inc. ..............     28,634            1,812,532
ITT Industries, Inc. ...................      8,454              374,090
Johnson Controls, Inc. .................      8,209              594,906
Millipore Corp. ........................      4,337              268,807
Pall Corp. .............................     11,880              279,536
Parker-Hannifin Corp. ..................     11,013              467,392
Sealed Air Corp. (a)....................      8,082              301,055
Tyco International Ltd. ................    183,306            9,990,177
                                                          --------------
                                                              18,409,663
                                                          --------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper & Gold, Inc.
 Class B (a)............................     15,477              171,021
Inco Ltd. (a)...........................     17,489              301,860
Phelps Dodge Corp. .....................      7,562              313,823
                                                          --------------
                                                                 786,704
                                                          --------------
MISCELLANEOUS (0.9%)
AES Corp. (The) (a).....................     50,305            2,165,630
American Greetings Corp. Class A........      6,231               68,541
Archer-Daniels-Midland Co. .............     60,977              792,701
Calpine Corp. (a).......................     28,200            1,065,960
Cintas Corp. ...........................     16,016              740,740
Minnesota Mining & Manufacturing Co. ...     37,601            4,290,274
TRW, Inc. ..............................     11,605              475,806
                                                          --------------
                                                               9,599,652
                                                          --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.1%)
Dynegy Inc. Class A.....................     30,700            1,427,550
El Paso Corp. ..........................     47,132            2,476,315
Enron Corp. ............................     70,877            3,472,973
KeySpan Corp. ..........................     12,795              466,762
Kinder Morgan, Inc. ....................     10,800              542,700
NICOR, Inc. ............................      4,448              173,383
NiSource Inc. ..........................     19,470              532,115
ONEOK, Inc. ............................      5,748              113,236
Peoples Energy Corp. ...................      3,420              137,484
Sempra Energy...........................     19,678              537,996
Williams Cos., Inc. (The)...............     45,858            1,511,021
                                                          --------------
                                                              11,391,535
                                                          --------------
OFFICE EQUIPMENT & SUPPLIES (0.2%)
Pitney Bowes Inc. ......................     23,856            1,004,815
Xerox Corp. ............................     64,226              614,643
                                                          --------------
                                                               1,619,458
                                                          --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS DRILLING (0.0%) (b)
Rowan Cos., Inc. (a)....................      8,922       $      197,176
                                                          --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.4%)
Anadarko Petroleum Corp. ...............     23,552            1,272,515
Apache Corp. ...........................     11,655              591,491
Burlington Resources Inc. ..............     20,517              819,654
Devon Energy Corp. .....................     12,100              635,250
EOG Resources, Inc. ....................     11,100              394,605
Unocal Corp. ...........................     23,439              800,442
                                                          --------------
                                                               4,513,957
                                                          --------------
OIL & WELL--EQUIPMENT & SERVICES (0.7%)
Baker Hughes Inc. ......................     31,549            1,056,891
Halliburton Co. ........................     41,958            1,493,705
McDermott International, Inc. ..........      5,754               67,034
Nabors Industries, Inc. (a).............     13,900              517,080
Noble Drilling Corp. (a)................     12,500              409,375
Schlumberger Ltd. ......................     54,320            2,859,948
Transocean Sedco Forex Inc. ............     30,043            1,239,274
                                                          --------------
                                                               7,643,307
                                                          --------------
OIL--INTEGRATED DOMESTIC (0.7%)
Amerada Hess Corp. .....................      8,371              676,377
Ashland Inc. ...........................      6,829              273,843
Conoco, Inc. Class B....................     59,489            1,719,232
Kerr-McGee Corp. .......................      9,028              598,286
Occidental Petroleum Corp. .............     34,995              930,517
Phillips Petroleum Co. .................     24,350            1,387,950
Sunoco, Inc. ...........................      8,488              310,915
Tosco Corp. ............................     13,879              611,370
USX-Marathon Group......................     29,807              879,604
                                                          --------------
                                                               7,388,094
                                                          --------------
OIL--INTEGRATED INTERNATIONAL (4.7%)
Chevron Corp. ..........................     60,836            5,505,658
Exxon Mobil Corp. ......................    325,731           28,452,603
Royal Dutch Petroleum Co. ADR (d).......    202,248           11,784,991
Texaco Inc. ............................     52,250            3,479,850
                                                          --------------
                                                              49,223,102
                                                          --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ....................      5,376              189,074
Georgia-Pacific Group...................     21,444              725,879
International Paper Co. ................     45,675            1,630,597
Louisiana-Pacific Corp. ................     10,031              117,664
Mead Corp. (The)........................      9,930              269,500
Potlatch Corp. .........................      2,715               93,423
Westvaco Corp. .........................      9,744              236,682
Weyerhaeuser Co. .......................     20,327            1,117,375
Willamette Industries, Inc. ............     10,457              517,622
                                                          --------------
                                                               4,897,816
                                                          --------------

                                            SHARES            VALUE
                                          ------------------------------
PERSONAL LOANS (0.6%)
Capital One Financial Corp. ............     18,738       $    1,124,280
Countrywide Credit Industries, Inc. ....     10,955              502,616
Household International, Inc. ..........     44,689            2,980,756
Providian Financial Corp. ..............     27,300            1,616,160
                                                          --------------
                                                               6,223,812
                                                          --------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ......................     28,512            1,330,940
                                                          --------------

POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc. (a).......     18,211              340,181
Waste Management, Inc. .................     59,201            1,824,575
                                                          --------------
                                                               2,164,756
                                                          --------------
PUBLISHING (0.2%)
Harcourt General Inc. ..................      7,044              409,890
McGraw-Hill Cos., Inc. (The)............     18,573            1,228,604
Meredith Corp. .........................      4,918              176,114
                                                          --------------
                                                               1,814,608
                                                          --------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc. ..................      8,553              510,700
Gannett Co., Inc. ......................     24,955            1,644,534
Knight-Ridder, Inc. ....................      7,197              426,782
New York Times Co. (The) Class A........     15,831              664,902
Tribune Co. ............................     28,664            1,146,847
                                                          --------------
                                                               4,393,765
                                                          --------------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp. .....     37,475            1,130,621
CSX Corp. ..............................     20,239              733,461
Norfolk Southern Corp. .................     36,880              763,416
Union Pacific Corp. ....................     23,660            1,299,171
                                                          --------------
                                                               3,926,669
                                                          --------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ...............     11,875              331,312
McDonald's Corp. .......................    124,410            3,366,535
Starbucks Corp. (a).....................     35,238              810,474
Tricon Global Restaurants, Inc. (a).....     13,977              613,590
Wendy's International, Inc. ............     11,048              282,166
                                                          --------------
                                                               5,404,077
                                                          --------------
RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The).........................     80,932            2,347,028
Limited Inc. (The)......................     40,376              667,012
TJX Cos., Inc. (The)....................     26,660              849,654
                                                          --------------
                                                               3,863,694
                                                          --------------
RETAIL STORES--DEPARTMENT (0.5%)
Dillard's, Inc. Class A.................      9,050              138,194
Federated Department Stores, Inc. (a)...     19,187              815,448
Kohl's Corp. (a)........................     31,502            1,976,120
May Department Stores Co. (The).........     28,451              974,731



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
RETAIL STORES--DEPARTMENT (CONTINUED)
Nordstrom, Inc. ........................     12,956       $      240,334
Penney (J.C.) Co., Inc. ................     25,095              661,504
                                                          --------------
                                                               4,806,331
                                                          --------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. ................      3,709               79,929
Walgreen Co. ...........................     96,277            3,287,860
                                                          --------------
                                                               3,367,789
                                                          --------------
RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. ......................     38,835            1,164,662
Kroger Co. (The) (a)....................     78,093            1,952,325
Safeway, Inc. (a).......................     47,494            2,279,712
Winn-Dixie Stores, Inc. ................     13,938              364,200
                                                          --------------
                                                               5,760,899
                                                          --------------
RETAIL STORES--GENERAL MERCHANDISE (2.4%)
Kmart Corp. (a).........................     46,410              532,323
Sears, Roebuck & Co. ...................     31,700            1,341,227
Target Corp. ...........................     84,927            2,938,474
Wal-Mart Stores, Inc. ..................    422,385           20,612,388
                                                          --------------
                                                              25,424,412
                                                          --------------
RETAIL STORES--SPECIALTY (2.1%)
AutoZone, Inc. (a)......................     10,785              404,438
Bed Bath & Beyond Inc. (a)..............     26,870              838,344
Best Buy Co., Inc. (a)..................     19,787            1,256,870
Big Lots Inc. (a).......................     10,678              146,075
Circuit City Stores--Circuit City
 Group..................................     19,625              353,250
Costco Wholesale Corp. (a)..............     42,580            1,749,186
CVS Corp. ..............................     37,327            1,440,822
Dollar General Corp. ...................     31,781              619,730
Home Depot, Inc. (The)..................    219,350           10,210,743
Lowe's Cos., Inc. ......................     36,276            2,631,824
Office Depot, Inc. (a)..................     30,516              316,756
RadioShack Corp. .......................     17,856              544,608
Staples, Inc. (a).......................     43,321              692,703
Tiffany & Co. ..........................     14,078              509,905
Toys "R" Us, Inc. (a)...................     18,722              463,369
                                                          --------------
                                                              22,178,623
                                                          --------------
SHOES (0.1%)
NIKE, Inc. Class B......................     25,722            1,080,067
Reebok International Ltd. (a)...........      5,416              173,041
                                                          --------------
                                                               1,253,108
                                                          --------------
SPECIALIZED SERVICES (0.7%)
Block (H&R), Inc. ......................      8,703              561,779
Cendant Corp. (a).......................     80,407            1,567,936
Convergys Corp. (a).....................     16,265              492,016
Ecolab Inc. ............................     12,526              513,190
IMS Health Inc. ........................     27,865              794,153

                                            SHARES            VALUE
                                          ------------------------------
SPECIALIZED SERVICES (CONTINUED)
Interpublic Group of Cos., Inc. (The)...     35,410       $    1,039,284
National Service Industries, Inc. ......      3,951               89,174
Omnicom Group Inc. .....................     17,464            1,501,904
Robert Half International Inc. (a)......     16,900              420,641
TMP Worldwide Inc. (a)..................     10,100              597,011
                                                          --------------
                                                               7,577,088
                                                          --------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...........................      6,922              200,046
Donnelley (R.R.) & Sons Co. ............     11,756              349,153
                                                          --------------
                                                                 549,199
                                                          --------------
STEEL (0.1%)
Allegheny Technologies Inc. ............      7,961              144,015
Nucor Corp. ............................      7,343              358,999
USX--U.S. Steel Group...................      8,489              171,053
Worthington Industries, Inc. ...........      8,270              112,472
                                                          --------------
                                                                 786,539
                                                          --------------
TELECOMMUNICATIONS--LONG DISTANCE (1.7%)
AT&T Corp. .............................    325,795            7,167,490
AT&T Wireless Group (a).................     49,900              815,865
Global Crossing Ltd. (a)................     84,082              726,468
Nextel Communications, Inc. Class A
 (a)....................................     72,192            1,263,360
Sprint Corp. (FON Group)................     83,689            1,787,597
Sprint Corp. (PCS Group) (a)............     88,452            2,136,116
WorldCom, Inc. (a)......................    272,556            3,870,296
                                                          --------------
                                                              17,767,192
                                                          --------------
TELEPHONE (3.9%)
ALLTEL Corp. ...........................     29,689            1,818,748
BellSouth Corp. ........................    177,141            7,133,468
CenturyTel, Inc. .......................     13,385              405,565
Citizens Communications Co. (a).........     25,200              303,156
Qwest Communications International,
 Inc. ..................................    157,305            5,013,311
SBC Communications Inc. ................    317,998           12,739,000
Verizon Communications Inc. ............    255,508           13,669,678
                                                          --------------
                                                              41,082,926
                                                          --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. ....................      5,203              262,491
V.F. Corp. .............................     11,100              403,818
                                                          --------------
                                                                 666,309
                                                          --------------
TOBACCO (1.0%)
Philip Morris Cos., Inc. ...............    207,684           10,539,963
UST Inc. ...............................     15,672              452,294
                                                          --------------
                                                              10,992,257
                                                          --------------
TOYS (0.1%)
Hasbro, Inc. ...........................     16,397              236,937
Mattel, Inc. ...........................     40,510              766,449
                                                          --------------
                                                               1,003,386
                                                          --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                            SHARES            VALUE
                                          ------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a).........................     28,976       $    1,164,835
Ryder System, Inc. .....................      5,773              113,151
                                                          --------------
                                                               1,277,986
                                                          --------------
Total Common Stocks
 (Cost $879,034,353)....................                   1,043,786,174(e)
                                                          --------------
                                          PRINCIPAL
                                            AMOUNT
                                          ----------
SHORT-TERM INVESTMENTS (0.6%)

U.S. GOVERNMENT (0.6%)
United States Treasury Bills
 3.40%, due 9/20/01 (c).................  $4,700,000           4,663,629
 3.74%, due 7/12/01 (c).................   2,000,000           1,997,494
                                                          --------------
Total Short-Term Investments
 (Cost $6,661,123)......................                       6,661,123
                                                          --------------
Total Investments
 (Cost $885,695,476) (f)................      100.1        1,050,447,297(g)
Liabilities in Excess of Cash and
 Other Assets...........................       (0.1)            (829,372)
                                          ----------      --------------
Net Assets..............................      100.0%      $1,049,617,925
                                          ==========      ==============

                         CONTRACTS      UNREALIZED
                           LONG      DEPRECIATION(h)
                         ----------------------------
FUTURES CONTRACTS (-0.1%)

Standard & Poor's 500
 Index September
 2001..................     19          $(132,233)
                                        ---------
Total Futures Contracts
 (Settlement Value
 $5,850,575)(e)........                 $(132,233)
                                        =========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  ADR--American Depositary Receipt
(e)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents approximately 100% of net assets.
(f)  The cost for federal income tax purposes is $886,380,572.
(g)  At June 30, 2001, net unrealized appreciation was
     $164,066,725, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $269,554,151 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $105,487,426.
(h)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     June 30, 2001.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $885,695,476).............................................       $1,050,447,297
Receivables:
  Fund shares sold..........................................              891,843
  Dividends and interest....................................              890,327
  Investment securities sold................................              396,721
  Variation margin receivable on futures contracts..........               71,993
                                                                   --------------
        Total assets........................................        1,052,698,181
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            1,125,401
  Investment securities purchased...........................              829,782
  Manager...................................................              433,945
  Transfer agent............................................              224,563
  NYLIFE Distributors.......................................              211,679
  Custodian.................................................               95,717
  Trustees..................................................                9,409
Accrued expenses............................................              149,760
                                                                   --------------
        Total liabilities...................................            3,080,256
                                                                   --------------
Net assets..................................................       $1,049,617,925
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $      264,167
Additional paid-in capital..................................          863,316,202
Accumulated undistributed net investment income.............            1,909,349
Accumulated undistributed net realized gain on
  investments...............................................           19,508,619
Net unrealized appreciation on investments and futures
  transactions..............................................          164,619,588
                                                                   --------------
Net assets applicable to outstanding shares.................       $1,049,617,925
                                                                   ==============
Shares of beneficial interest outstanding...................           26,416,725
                                                                   ==============
Net asset value per share outstanding.......................       $        39.73
Maximum sales charge (3.00% of offering price)..............                 1.23
                                                                   --------------
Maximum offering price per share outstanding................       $        40.96
                                                                   ==============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  6,439,059
  Interest..................................................       322,994
                                                              ------------
    Total income............................................     6,762,053
                                                              ------------
Expenses:
  Manager...................................................     2,657,347
  Distribution..............................................     1,328,673
  Transfer agent............................................       741,399
  Shareholder communication.................................        98,714
  Custodian.................................................        95,476
  Recordkeeping.............................................        66,298
  Professional..............................................        45,414
  Trustees..................................................        16,859
  Registration..............................................        15,253
  Miscellaneous.............................................        31,505
                                                              ------------
    Total expenses..........................................     5,096,938
                                                              ------------
Net investment income.......................................     1,665,115
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................     3,677,833
  Futures transactions......................................    (2,917,633)
                                                              ------------
Net realized gain on investments............................       760,200
                                                              ------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (84,412,203)
  Futures transactions......................................       177,062
                                                              ------------
Net unrealized loss on investments..........................   (84,235,141)
                                                              ------------
Net realized and unrealized loss on investments.............   (83,474,941)
                                                              ------------
Net decrease in net assets resulting from operations........  $(81,809,826)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $34,849.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2001*        2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income..................................... $    1,665,115    $    3,154,413
  Net realized gain on investments..........................        760,200        55,332,236
  Net change in unrealized appreciation on investments and
    futures transactions....................................    (84,235,141)     (181,579,221)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (81,809,826)     (123,092,572)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................             --        (3,044,747)
  From net realized gain on investments.....................             --       (38,279,137)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......             --       (41,323,884)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     93,863,905       307,578,444
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............             --        40,231,817
                                                              --------------   --------------
                                                                 93,863,905       347,810,261
  Cost of shares redeemed...................................    (99,063,686)     (300,784,410)
                                                              --------------   --------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................     (5,199,781)       47,025,851
                                                              --------------   --------------
    Net decrease in net assets..............................    (87,009,607)     (117,390,605)
NET ASSETS:
Beginning of period.........................................  1,136,627,532     1,254,018,137
                                                              --------------   --------------
End of period............................................... $1,049,617,925    $1,136,627,532
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period.................................................... $    1,909,349    $      244,234
                                                              ==============   ==============

-------
* Unaudited.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                          Six months
                                            ended                        Year ended December 31,
                                           June 30,     ---------------------------------------------------------
                                            2001+          2000          1999        1998       1997       1996
                                          ----------    ----------    ----------   --------   --------   --------
Net asset value at beginning of
  period................................  $   42.76     $    47.36    $    39.47   $  30.91   $  23.37   $  19.15
                                          ----------    ----------    ----------   --------   --------   --------
Net investment income...................       0.06           0.12          0.20       0.21       0.30       0.30
Net realized and unrealized gain (loss)
  on investments........................      (3.09)        (4.72)          7.69       8.35       7.24       3.92
                                          ----------    ----------    ----------   --------   --------   --------
Total from investment operations........      (3.03)        (4.60)          7.89       8.56       7.54       4.22
                                          ----------    ----------    ----------   --------   --------   --------
Less dividends and distributions:
From net investment income..............         --         (0.12)         (0.20)     (0.21)     (0.30)     (0.54)
From net realized gain on investments...         --         (1.44)         (0.99)     (0.43)     (0.41)     (0.82)
                                          ----------    ----------    ----------   --------   --------   --------
Total dividends and distributions.......         --         (1.56)         (1.19)     (0.64)     (0.71)     (1.36)
                                          ----------    ----------    ----------   --------   --------   --------
Reverse share split.....................         --           1.56          1.19       0.64       0.71       1.36
                                          ----------    ----------    ----------   --------   --------   --------
Net asset value at end of period........  $   39.73     $    42.76    $    47.36   $  39.47   $  30.91   $  23.37
                                          ==========    ==========    ==========   ========   ========   ========
Total investment return (a).............      (7.09%)        (9.71%)       19.99%     27.69%     32.26%     22.04%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............       0.31%++        0.26%         0.50%      0.68%      1.25%       1.8%
    Net expenses........................       0.96%++        0.92%         0.94%      0.96%      0.80%       0.8%
    Expenses (before reimbursement).....       0.96%++        0.92%         0.94%      0.99%      0.99%       1.0%
Portfolio turnover rate.................          1%             9%            3%         4%         3%         3%
Net assets at end of period (in
  000's)................................  $1,049,618    $1,136,628    $1,254,018   $797,120   $435,689   $225,750

-------

(a)  Total return is calculated exclusive of sales charge and is not annualized.
 +   Unaudited.
++   Annualized.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the

Notes to Financial Statements unaudited

Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Equity Index Fund

The Fund went ex-dividend on December 19, 2000, and also underwent a reverse share split on that day. The reverse share split rate was 0.9631 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through January 1, 2001, Monitor Capital Advisors LLC served as subadvisor to the Fund under a Sub-Advisory Agreement with MainStay Management. As of January 2, 2001, the Fund is advised by NYLIM directly, without a subadvisor, and Monitor Capital Advisors LLC was merged into NYLIM on February 28, 2001.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $2,657,347.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by the Distributor was $99,047 for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $741,399.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $11,551 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $66,298 for the six months ended June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $20,340 and $10,166, respectively.

MainStay Equity Index Fund

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                                         SIX MONTHS ENDED          YEAR ENDED
                                                          JUNE 30, 2001*        DECEMBER 31, 2000
                                                         ----------------       -----------------
Shares sold............................................        2,293                   6,677
Shares issued in reinvestment of dividends and
  distributions........................................           --                     989
                                                              ------                 -------
                                                               2,293                   7,666
Shares redeemed........................................       (2,457)                 (6,548)
Reduction of shares due to reverse share split.........           --                  (1,016)
                                                              ------                 -------
Net increase (decrease)................................         (164)                    102
                                                              ======                 =======

-------
* Unaudited.

NOTE 7--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the day exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit, equal to the net asset value of a Fund share when purchased plus the value of all dividends and distributions paid during that 10-year period (including cumulative reinvested dividends and distributions attributable to such share) ("Guarantee Share"), is less than the public offering price initially paid for the share including any sales charge paid ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                                                         [MAINSTAY FUNDS LOGO]
Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSEI10- 08/01
                                                              06
[RECYCLE LOGO]



MainStay(R)
Equity Index Fund

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers Government Bond Index
                                                              and Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            10
                                                              Notes to Financial Statements                   16
                                                              The MainStay(R) Funds                           24

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 4.33%, 5 Years 5.50%, 10 Years 5.77% [LINE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX*          INFLATION (CPI)+
Period-end
----------                                         -------------------       ----------------------          ---------------
12/90                                                    $ 9550                      $10000                      $10000
12/91                                                     10830                       11532                       10288
12/92                                                     11243                       12366                       10603
12/93                                                     11904                       13684                       10893
12/94                                                     11565                       13221                       11177
12/95                                                     13459                       15646                       11467
12/96                                                     13724                       16080                       11847
12/97                                                     14977                       17622                       12048
12/98                                                     16222                       19357                       12242
12/99                                                     15766                       18826                       12570
12/00                                                     17689                       21432                       12995
6/01                                                      18008                       21918                       13241

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 3.58%, 5 Years 5.43%, 10 Years 5.79% Class C Total Returns: 1 Year 7.58%, 5 Years 5.75%, 10 Years 5.79% [LINE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
Period-end                                                FUND               GOVERNMENT BOND INDEX*          INFLATION (CPI)+
----------                                         -------------------       ----------------------          ----------------
12/90                                                    $10000                      $10000                      $10000
12/91                                                     11340                       11532                       10288
12/92                                                     11773                       12366                       10603
12/93                                                     12465                       13684                       10893
12/94                                                     12110                       13221                       11177
12/95                                                     14011                       15646                       11467
12/96                                                     14186                       16080                       11847
12/97                                                     15397                       17622                       12048
12/98                                                     16555                       19357                       12242
12/99                                                     15959                       18826                       12570
12/00                                                     17794                       21432                       12995
6/01                                                      18046                       21918                       13241

----------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Government Bond Index includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Global economies ended the first six months of 2001 in a transitional period, as they moved from contraction to recovery. Following the brisk pace of investment over the past decade, especially for technology-related companies, many businesses began to wonder whether additional capital spending could propel them to higher rates of return. In light of global economic conditions and the current cost of capital, many companies with excess productive capacity concluded that the answer was no.

As capital spending slowed, economic conditions weakened, prompting the Federal Reserve to take aggressive action to ease monetary policy. From January through June 2001, the Federal Reserve lowered the targeted federal funds rate six times, for a total reduction of 2.75%. This action, combined with the continuing government buyback of Treasury securities, helped strengthen bond prices throughout the first six months of 2001.

The hazy economic outlook has caused investors to carefully evaluate whether the recovery has traction. Since bonds tend to trade on the concepts of durability and robustness, rather than the stock market's concept of growth potential, bonds may tend to outperform under these conditions. In short, a qualitative recognition that a recovery is underway may be sufficient for bonds to perform well, whereas stocks often require quantitative measures of asset growth potential. With mixed market signals, quantifying growth potential has been difficult, helping strengthen bond performance relative to stocks.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Government Fund returned 1.81% for Class A shares and 1.41% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.89% return of the average Lipper(1) general U.S. government fund over the same period. All share classes also underperformed the 2.27% return of the Lehman Brothers Government Bond Index(2) for the first six months of 2001.

During the reporting period, Federal Reserve easing caused the yield curve to steepen, with the yield spread between two-year and 30-year Treasuries widening by 22 basis points. Since inflation was contained and the supply of Treasury securities was dwindling, we concluded that the yield curve had overcompensated. To take advantage of the situation, we implemented a flattening bias in the Fund's portfolio by moving incrementally into securities with longer maturities. The Fund has already benefited from this position, as the yield spread between 10-year and 30-year Treasuries collapsed from 50 basis points in early May to 34 basis points at the end of June.

Mortgage-backed securities recaptured our attention during the reporting period as their yield advantages over competing products increased. As of

--------------
(1) See footnote and table on page 7 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the Lehman Brothers Government Bond Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

Period-end                                                                    Total Return %
----------                                                                    --------------
12/91                                                                             13.4%
12/92                                                                             3.81%
12/93                                                                             5.88%
12/94                                                                            -2.85%
12/95                                                                            16.38%
12/96                                                                             1.97%
12/97                                                                             9.12%
12/98                                                                             8.32%
12/99                                                                            -2.81%
12/00                                                                            12.20%
6/01                                                                              1.81%

Returns reflect the historical performance of the Class B shares through 12/94. See footnote* on page 7 for more informance on performance.

CLASS B AND CLASS C SHARES
[BAR GRAPH]

Period-end                                                                   Total Return %
----------                                                                   --------------
12/91                                                                             13.4%
12/92                                                                             3.81%
12/93                                                                             5.88%
12/94                                                                            -2.85%
12/95                                                                            15.69%
12/96                                                                             1.25%
12/97                                                                             8.54%
12/98                                                                             7.52%
12/99                                                                            -3.60%
12/00                                                                            11.49%
6/01                                                                              1.41%

Class C share returns the historical performance of the Class B shares through 8/98. See footnote* on page 7 for more information on performance.


June 30, 2001, mortgage-backed securities offered yields 100 basis points(3) over federal agency securities of similar duration. We added exposure to mortgage-backed securities at the end of the reporting period, anticipating positive performance going forward--particularly if the Federal Reserve's new policy of gradualism keeps the Treasury market range-bound.

We have also continued to find value in asset-backed securities and have been opportunistically adding exposure to this sector during the first half of 2001. At the end of June 2001, the Fund was invested approximately 28% in U.S.

-------------

(3) A basis point is one one-hundredth of one percent. Thus, 100 basis points equals 1%.

Treasuries, 19% in agency securities, 32% in mortgage-backed securities, 8% in asset-backed securities, with the balance of net assets in cash.

LOOKING AHEAD

With aggressive easing by the Federal Reserve and with the economy showing signs of recovery, we believe that a flatter yield curve is inevitable. While the Fed may cut interest rates another 25 basis points, we believe they may then step back to allow the economy to absorb the full impact of successive rate cuts and a scheduled tax rebate.

Accordingly, we foresee short-term rates drifting higher and corporate profitability reversing its downward trend. In such an environment, we would also anticipate lower volatility, with yield emerging as the primary driver of relative returns. For this reason, we expect to favor mortgage-backed and asset-backed securities over lower-yielding Treasuries. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Fund's dividend remained stable. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/01
Class A           9.24%    6.48%     6.26%          6.60%
Class B           8.58%    5.75%     5.79%          6.29%
Class C           8.58%    5.75%     5.79%          6.29%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/01
Class A           4.33%    5.50%     5.77%          6.28%
Class B           3.58%    5.43%     5.79%          6.29%
Class C           7.58%    5.75%     5.79%          6.29%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/01
Class A          101 out of   56 out of       n/a           56 out of
                 165 funds    118 funds                    102 funds
Class B          137 out of   92 out of    47 out of        23 out of
                 165 funds    118 funds    48 funds         28 funds
Class C          137 out of      n/a          n/a          123 out of
                 165 funds                                 150 funds
Average Lipper
general U.S.
government fund    9.52%        6.41%        6.94%         7.02%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $8.10       $0.2376      $0.0000
    Class B     $8.09       $0.2058      $0.0000
    Class C     $8.09       $0.2058      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.

MainStay Government Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM INVESTMENTS (89.8%)+
ASSET-BACKED SECURITIES (8.0%)

AUTO LEASES (1.0%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04............  $4,340,000       $  4,479,618
                                                  ------------
ELECTRIC POWER COMPANIES (5.6%)
Connecticut RRB Special Purpose
 Trust
 Series 2001-1 Class A5
 6.21%, due 12/30/11...........   9,245,000          9,067,958
Massachusetts RRB Special
 Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13.............   8,875,000          8,833,909
Peco Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10...........   7,330,000          7,302,439
                                                  ------------
                                                    25,204,306
                                                  ------------
HOME EQUITY LOANS (0.3%)
Southern Pacific Secured
 Assets Corp.
 Series 1997-1 Class A1
 4.005%, due 4/25/27 (d).......   1,561,084          1,556,713
                                                  ------------

STUDENT LOANS (0.0%) (A)
Nellie Mae, Inc.
 Series 1996-1 Class A1
 4.15%, due 12/15/04...........      86,604             86,604
                                                  ------------

UTILITIES--ELECTRIC & GAS (1.1%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16............   4,790,000          4,762,218
                                                  ------------
Total Asset-Backed Securities
 (Cost $36,216,360)............                     36,089,459
                                                  ------------
MORTGAGE-BACKED SECURITIES (2.8%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (2.8%)
Fannie Mae Grantor Trust
 Series 2001-T2 Class B
 6.022%, due 11/25/10..........   8,125,000          7,950,069

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED
 MORTGAGE OBLIGATIONS) (CONTINUED)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35............  $4,475,000       $  4,464,663
                                                  ------------
Total Mortgage-Backed
 Securities
 (Cost $12,436,514)............                     12,414,732
                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (79.0%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.6%)
 7.00%, due 3/15/10............   6,765,000          7,160,482
                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (19.2%)
 5.125%, due 2/13/04...........  23,380,000         23,491,289
 5.75%, due 2/15/08 (e)........  16,590,000         16,485,483
 6.25%, due 2/1/11.............   8,030,000          7,921,193
 6.625%, due 11/15/30..........   8,600,000          8,658,050
 7.125%, due 2/15/05...........  27,825,000         29,495,335
                                                  ------------
                                                    86,051,350
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (20.0%)
 5.50%, due 8/1/14-8/1/15......  18,468,487         17,871,215
 6.00%, due 5/1/29.............   4,612,107          4,447,086
 6.50%, due 9/20/31 TBA (b)....  18,000,000         17,620,380
 7.00%, due 12/1/29-4/1/30.....  25,546,104         25,672,769
 7.50%, due 10/1/29-1/1/30.....  14,967,337         15,287,718
 7.50%, due 8/13/31 TBA (b)....   8,680,000          8,841,361
                                                  ------------
                                                    89,740,529
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (11.0%)
 6.50%, due 8/15/28-2/15/29
 (c)...........................  33,912,792         33,549,823
 7.50%, due 12/15/28 (c).......  15,041,696         15,452,936
                                                  ------------
                                                    49,002,759
                                                  ------------
UNITED STATES TREASURY BONDS (20.7%)
 5.375%, due 2/15/31 (e).......  16,790,000         15,908,525
 6.25%, due 8/15/23-5/15/30
 (e)...........................  11,735,000         12,254,877
 8.75%, due 8/15/20 (e)........  27,070,000         35,846,635
 11.25%, due 2/15/15 (e).......  18,905,000         28,627,652
                                                  ------------
                                                    92,637,689
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY NOTES (6.5%)
 5.875%, due 2/15/04 (e).......  $12,345,000      $ 12,755,718
 6.25%, due 2/15/07 (e)........    7,450,000         7,861,464
 7.00%, due 7/15/06 (e)........    7,695,000         8,348,536
                                                  ------------
                                                    28,965,718
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $344,800,621)...........                    353,558,527
                                                  ------------
Total Long-Term Investments
 (Cost $393,453,495)...........                    402,062,718
                                                  ------------
SHORT-TERM INVESTMENTS (15.2%)

COMMERCIAL PAPER (4.1%)
American Express Credit Corp.
 3.75%, due 7/3/01.............    5,215,000         5,213,370
American General Corp.
 3.76%, due 7/6/01.............    6,000,000         5,996,239
General Electric Capital Corp.
 3.75%, due 7/10/01............    6,975,000         6,967,727
UBS Finance (De) LLC
 4.14%, due 7/2/01.............      235,000           234,946
                                                  ------------
Total Commercial Paper
 (Cost $18,412,282)............                     18,412,282
                                                  ------------

FEDERAL AGENCIES (7.2%)
Federal Home Loan Bank
 (Discount Note)
 3.82%, due 7/11/01............     2,500,000        2,497,073
Federal Home Loan Mortgage
 Corp.
 (Discount Note)
 3.71%, due 7/17/01............     5,000,000        4,991,230
Federal National Mortgage
 Association
 (Discount Note)
 3.79%, due 7/9/01.............    20,000,000       19,981,026
 3.82%, due 7/18/01............     5,000,000        4,990,434
                                                  ------------
Total Federal Agencies
 (Cost $32,459,763)............                     32,459,763
                                                  ------------
                                    SHARES            VALUE
                                 -----------------------------
INVESTMENT COMPANY (3.9%)
Merrill Lynch Premier
 Institutional Fund............    17,270,160     $ 17,270,160
                                                  ------------
Total Investment Company
 (Cost 17,270,160).............                     17,270,160
                                                  ------------
Total Short-Term Investments
 (Cost $68,142,205)............                     68,142,205
                                                  ------------
Total Investments
 (Cost $461,595,700) (f).......         105.0%     470,204,923(g)
Liabilities in Excess of
 Cash and Other Assets.........          (5.0)     (22,571,239)
                                        -----       ----------
Net Assets.....................         100.0%    $447,633,684
                                       ======     ============

-------
(a) Less than one tenth of a percent.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(c) Segregated or partially segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at June 30, 2001.
(e) Represents securities out on loan or a portion of which is out on loan. (See
    Note 2)
(f) The cost for federal income tax purposes is $461,697,814.
(g) At June 30, 2001 net unrealized appreciation was $8,507,109, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,533,079 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $2,025,970.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $461,595,700).............................................       $ 470,204,923
Collateral held for securities loaned, at value (Note 2)....         126,984,919
Cash........................................................               2,925
Receivables:
  Interest..................................................           6,058,237
  Fund shares sold..........................................           1,754,873
  Investment securities sold................................             621,247
                                                                   -------------
        Total assets........................................         605,627,124
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................         126,984,919
Payables:
  Investment securities purchased...........................          26,850,306
  Fund shares redeemed......................................           1,444,699
  NYLIFE Distributors.......................................             329,376
  Manager...................................................             214,822
  Transfer agent............................................             162,553
  Trustees..................................................               3,317
  Custodian.................................................               2,970
Accrued expenses............................................              71,039
Dividends payable...........................................           1,929,439
                                                                   -------------
        Total liabilities...................................         157,993,440
                                                                   -------------
Net assets..................................................       $ 447,633,684
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      60,254
  Class B...................................................             484,385
  Class C...................................................               8,615
Additional paid-in capital..................................         578,645,426
Accumulated distribution in excess of net investment
  income....................................................          (2,686,415)
Accumulated net realized loss on investments................        (137,487,804)
Net unrealized appreciation on investments..................           8,609,223
                                                                   -------------
Net assets..................................................       $ 447,633,684
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  48,804,594
                                                                   =============
Shares of beneficial interest outstanding...................           6,025,396
                                                                   =============
Net asset value per share outstanding.......................       $        8.10
Maximum sales charge (4.50% of offering price)..............                0.38
                                                                   -------------
Maximum offering price per share outstanding................       $        8.48
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 391,859,969
                                                                   =============
Shares of beneficial interest outstanding...................          48,438,468
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.09
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   6,969,121
                                                                   =============
Shares of beneficial interest outstanding...................             861,460
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.09
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $14,028,103
                                                              -----------
Expenses:
  Distribution--Class B.....................................    1,482,340
  Distribution--Class C.....................................       22,872
  Manager...................................................    1,349,044
  Transfer agent............................................      523,362
  Service--Class A..........................................       60,085
  Service--Class B..........................................      493,996
  Service--Class C..........................................        8,021
  Shareholder communication.................................       40,293
  Recordkeeping.............................................       35,634
  Professional..............................................       30,857
  Custodian.................................................       23,780
  Registration..............................................       21,771
  Trustees..................................................        7,328
  Miscellaneous.............................................       10,976
                                                              -----------
    Total expenses..........................................    4,110,359
                                                              -----------
Net investment income.......................................    9,917,744
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    6,045,462
Net change in unrealized appreciation on investments........   (9,482,937)
                                                              -----------
Net realized and unrealized loss on investments.............   (3,437,475)
                                                              -----------
Net increase in net assets resulting from operations........  $ 6,480,269
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2001*        2000
                                                              ---------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $  9,917,744     $  23,549,660
  Net realized gain (loss) on investments...................      6,045,462        (6,584,353)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (9,482,937)       31,771,480
                                                               ------------     -------------
  Net increase in net assets resulting from operations......      6,480,269        48,736,787
                                                               ------------     -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (1,415,166)       (2,137,813)
    Class B.................................................    (10,021,314)      (21,371,126)
    Class C.................................................       (161,029)          (59,353)
  Return of capital:
    Class A.................................................             --           (22,657)
    Class B.................................................             --          (226,522)
    Class C.................................................             --              (625)
                                                               ------------     -------------
      Total dividends and distributions to shareholders.....    (11,597,509)      (23,818,096)
                                                               ------------     -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     76,034,436        90,226,767
    Class B.................................................     36,997,961        45,443,891
    Class C.................................................      5,428,963         4,592,034
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      1,842,414         1,940,671
    Class B.................................................      6,625,391        16,937,221
    Class C.................................................        106,200            49,174
                                                               ------------     -------------
                                                                127,035,365       159,189,758
Cost of shares redeemed:
    Class A.................................................    (87,131,694)      (69,947,530)
    Class B.................................................    (50,731,167)     (164,977,885)
    Class C.................................................     (3,528,046)         (219,616)
                                                               ------------     -------------
      Decrease in net assets derived from capital share
       transactions.........................................    (14,355,542)      (75,955,273)
                                                               ------------     -------------
      Net decrease in net assets............................    (19,472,782)      (51,036,582)
NET ASSETS:
Beginning of period.........................................    467,106,466       518,143,048
                                                               ============     =============
End of period...............................................   $447,633,684     $ 467,106,466
                                                               ============     =============
Accumulated distribution in excess of net investment
  income....................................................   $ (2,686,415)    $          --
                                                               ============     =============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                           -----------------------------------------------------------------
                                                           Six months
                                                             ended                    Year ended December 31,
                                                            June 30,    ----------------------------------------------------
                                                             2001+        2000       1999       1998       1997       1996
                                                           ----------   --------   --------   --------   --------   --------
Net asset value at beginning of period...............       $   8.19    $   7.75   $   8.46   $   8.27   $   8.06   $   8.41
                                                            --------    --------   --------   --------   --------   --------
Net investment income................................           0.21        0.46(a)     0.42      0.43       0.50       0.50
Net realized and unrealized gain (loss) on
 investments.........................................          (0.06)       0.45      (0.65)      0.24       0.21      (0.35)
                                                            --------    --------   --------   --------   --------   --------
Total from investment operations.....................           0.15        0.91      (0.23)      0.67       0.71       0.15
                                                            --------    --------   --------   --------   --------   --------
Less dividends and distributions:
 From net investment income..........................          (0.24)      (0.46)     (0.42)     (0.43)     (0.50)     (0.50)
 Return of capital...................................             --       (0.01)     (0.06)     (0.05)        --         --
                                                            --------    --------   --------   --------   --------   --------
Total dividends and distributions....................          (0.24)      (0.47)     (0.48)     (0.48)     (0.50)     (0.50)
                                                            --------    --------   --------   --------   --------   --------
Net asset value at end of period.....................       $   8.10    $   8.19   $   7.75   $   8.46   $   8.27   $   8.06
                                                            ========    ========   ========   ========   ========   ========
Total investment return (b)..........................           1.81%      12.20%     (2.81%)     8.32%      9.12%      1.97%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income.............................           5.07%++     5.89%      5.17%      5.20%      6.23%       6.3%
   Expenses..........................................           1.16%++     1.16%      1.13%      1.12%      1.09%       1.0%
Portfolio turnover rate..............................             71%        324%       255%       371%       338%       307%
Net assets at end of period (in 000's)...............       $ 48,805    $ 58,674   $ 34,116   $ 22,189   $ 17,114   $ 16,413

-------

 *  Class C shares were first offered on September 1, 1998.
 +  Unaudited.
++  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                        Class C
    -----------------------------------------------------------------   --------------------------------------------------------
    Six months                                                          Six months                                 September 1,*
      ended                    Year ended December 31,                    ended       Year ended     Year ended       through
     June 30,    ----------------------------------------------------    June 30,    December 31,   December 31,   December 31,
      2001+        2000       1999       1998       1997       1996       2001+          2000           1999           1998
    ----------   --------   --------   --------   --------   --------   ----------   ------------   ------------   -------------
     $   8.18    $   7.73   $   8.44   $   8.25   $   8.04   $   8.41    $   8.18      $   7.73       $  8.44       $   8.43
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
         0.18        0.40(a)    0.36       0.37       0.45       0.46        0.18          0.40(a)       0.36           0.12
        (0.06)       0.46      (0.66)      0.24       0.21      (0.37)      (0.06)         0.46         (0.66)          0.03
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
         0.12        0.86      (0.30)      0.61       0.66       0.09        0.12          0.86         (0.30)          0.15
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.21)      (0.41)     (0.36)     (0.37)     (0.45)     (0.46)      (0.21)        (0.41)        (0.36)         (0.12)
           --       (0.00)(c)  (0.05)     (0.05)        --         --          --         (0.00)(c)     (0.05)         (0.02)
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.21)      (0.41)     (0.41)     (0.42)     (0.45)     (0.46)      (0.21)        (0.41)        (0.41)         (0.14)
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
     $   8.09    $   8.18   $   7.73   $   8.44   $   8.25   $   8.04    $   8.09      $   8.18       $  7.73       $   8.44
     ========    ========   ========   ========   ========   ========    ========      ========       ========       ========
         1.41%      11.49%     (3.60%)     7.52%      8.54%      1.25%       1.41%        11.49%        (3.60%)         1.75%
         4.32%++     5.14%      4.42%      4.45%      5.67%      5.7%        4.32%++       5.14%         4.42%          4.45%++
         1.91%++     1.91%      1.88%      1.87%      1.65%      1.6%        1.91%++       1.91%         1.88%          1.87%++
           71%        324%       255%       371%       338%       307%         71%          324%           255%           371%
     $391,860    $403,374   $483,495   $590,592   $636,491   $782,970    $  6,969      $  5,059       $    532       $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures

Notes to Financial Statements unaudited


approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 2001, the Fund had portfolio securities on loan with a market value of $119,654,929 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

MainStay Government Fund



Net income earned by the Fund for securities lending transactions amounted to $130,205, net of broker fees and rebates, for the six months ended June 30, 2001, which is included as interest income on the Statement of Operations.

Investments made with cash and non-cash collateral at June 30, 2001:

                                                                SHARES         VALUE
                                                              -----------   ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    1,257,057   $  1,257,057
Cash with Security Lending Agent............................                      13,453
                                                                            ------------
                                                                               1,270,510
                                                                            ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Autobahn Funding Corp.
  4.00%, due 7/25/01........................................  $ 9,398,000      9,373,064
Beethoven Funding Corp.
  4.03%, due 7/9/01.........................................   11,000,000     10,990,173
Fountain Square Commercial Funding Corp.
  4.35%, due 7/2/01.........................................    3,080,000      3,079,628
Galleon Capital Corp.
  4.06%, due 7/6/01.........................................   16,000,000     15,991,000
Three Crowns Funding LLC
  3.96%, due 7/13/01........................................   16,395,000     16,373,413
                                                                            ------------
                                                                              55,807,278
                                                                            ------------
MASTER NOTE
Bank of America Securities
  4.25%, due 7/2/01.........................................   20,000,000     20,000,000
                                                                            ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  4.10%, due 7/2/01
  (Collateralized by
  $4,160,000 Commercial Mortgage Acceptance Corp.
    7.24%, due 9/15/23 Market Value $4,322,925
  $15,580,000 GMAC Commercial Mortgage Corp.
    7.09%, due 1/15/13 Market Value $13,812,904
  $1,327,900 Structured Asset Mortgage Investments Inc.
    6.75%, due 5/25/29 Market Value $1,208,605).............   18,964,538     18,964,538

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
Credit Suisse First Boston Corp.
  4.17%, due 7/2/01
  (Collateralized by
  $5,091,000 AMB Property
    7.20%, due 7/15/08 Market Value $5,091,000
  $3,868,078 Avalonbay Communities
    8.25%, due 7/15/08 Market Value $3,998,015
  $853,680 Sprint Capital Corp.
    7.625%, due 6/10/02 Market Value $853,680
  $400,466 Sprint Capital Corp.
    4.2681%, due 6/10/02 Market Value $400,468).............  $10,000,000   $ 10,000,000
Deutsche Bank Alex Brown Inc.
  4.20%, due 7/2/01
  (Collateralized by
  $1,721,885 Citigroup, Inc.
    6.75%, due 12/1/05 Market Value $1,721,885
  $17,180,583 Commercial Mortgage Asset Trust
    7.80%, due 7/17/13 Market Value $17,180,583
  $231,063 Cyprus Minerals Co.
    10.125%, due 4/1/02 Market Value $242,334
  $297,090 Gulf Canada Resources Co.
    8.375%, due 11/15/05 Market Value $299,887).............   19,000,000     19,000,000
                                                                            ------------
                                                                              47,964,538
                                                                            ------------
Total investments made with cash collateral.................                $125,042,326
                                                                            ============

Non-cash collateral received and held by the Fund at June 30, 2001:

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
Federal National Mortgage Corp.
  7.125%, due 3/15/07.......................................      225,000   $    245,742
United States Treasury Bonds
  5.25%, due 11/15/28.......................................       97,000         89,240
  5.50%, due 8/15/28........................................      135,000        130,655
  6.25%, due 8/15/23........................................       90,000         95,737
  7.50%, due 11/15/16.......................................      200,000        234,875
  7.625%, due 2/15/07.......................................      290,000        304,863
  7.875%, due 2/15/21.......................................      105,000        131,775
  8.75%, due 8/15/20........................................      370,000        501,581
United States Treasury Note
  6.25%, due 1/31/02........................................      200,000        208,125
                                                                            ------------
Total non-cash collateral...................................                $  1,942,593
                                                                            ============
Total collateral............................................                $126,984,919
                                                                            ============

MainStay Government Fund




FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the Fund's total net assets but resulted in a reduction in cost of securities for $1,006,650 and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the six months ended June 30, 2001, the Manager earned $1,349,044. It was not necessary for the Manager to waive part of its fee during the period.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay Government Fund



The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,942 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $27,399, $95,575 and $741, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $523,362.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $5,110 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $35,634 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $143,430,529 were available, as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                        AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  --------
2002........................................................       $ 91,253
2004........................................................         13,291
2005........................................................          1,897
2007........................................................         30,060
2008........................................................          6,930
                                                                   --------
                                                                   $143,431
                                                                   ========

In addition, the Fund intends to elect to treat for federal income tax purposes $623 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of U.S. Government securities were $271,031 and $330,507, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $39,344 and $15,863, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                    YEAR ENDED
                                                   JUNE 30, 2001*                  DECEMBER 31, 2000
                                             ---------------------------      ---------------------------
                                             CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                             -------   -------   -------      -------   -------   -------
Shares sold................................    9,234    4,495      660        11,327      5,714     572
Shares issued in reinvestment of dividends
  and distributions........................      225      808       13           245      2,154       6
                                             -------   ------     ----        ------    -------     ---
                                               9,459    5,303      673        11,572      7,868     578
Shares redeemed............................  (10,596)  (6,182)    (430)       (8,813)   (21,061)    (28)
                                             -------   ------     ----        ------    -------     ---
Net increase (decrease)....................   (1,137)    (879)     243         2,759    (13,193)    550
                                             =======   ======     ====        ======    =======     ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

                                                          [MAINSTAY FUNDS LOGO]
Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSG10-08/01
                                                              07

[RECYCLE LOGO]


MainStay(R)
Government Fund

SEMIANNUAL REPORT

UNAUDITED

JUNE 30, 2001

[MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston High Yield Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              The MainStay(R) Funds                           39

                       This page intentionally left blank


2
-

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001


                                                                               3
                                                                               -

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse First Boston High Yield Index and Inflation

CLASS A SHARES Total Returns: 1 Year -10.89%, 5 Years 4.46%, 10 Years 10.42 [CLASS A SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
                                                  CORPORATE BOND FUND          HIGH YIELD INDEX*            INFLATION (CPI)(+)
                                                  -------------------      --------------------------       ----------------
12/90                                                     9550                       10000                        10000
12/91                                                    12632                       14376                        10298
12/92                                                    15366                       16771                        10603
12/93                                                    18694                       19941                        10893
12/94                                                    18973                       19750                        11177
12/95                                                    22821                       23186                        11467
12/96                                                    26548                       26063                        11847
12/97                                                    29788                       29355                        12048
12/98                                                    30405                       29526                        12242
12/99                                                    33546                       30494                        12570
12/00                                                    31370                       29009                        12995
6/01                                                     31811                       30248                        13241

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -12.09%, 5 Years 4.32%, 10 Years 10.44% Class C Total Returns: 1 Year -8.39%, 5 Years 4.66%, 10 Years 10.44% [Class B AND C SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
                                                  CORPORATE BOND FUND          HIGH YIELD INDEX*            INFLATION (CPI)(+)
                                                  -------------------      --------------------------       ----------------
12/90                                                    10000                       10000                        10000
12/91                                                    13227                       14376                        10298
12/92                                                    16090                       16771                        10603
12/93                                                    19574                       19941                        10893
12/94                                                    19867                       19750                        11177
12/95                                                    23784                       23186                        11467
12/96                                                    27488                       26063                        11847
12/97                                                    30663                       29355                        12048
12/98                                                    31064                       29526                        12242
12/99                                                    34020                       30494                        12570
12/00                                                    31572                       29009                        12995
6/01                                                     31870                       30248                        13241

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.


4
-

Portfolio Management Discussion and Analysis

The first half of 2001 was marked by volatility in the high-yield market. Strong gains in the first quarter of the year were offset by losses in the second. In early January, the Federal Reserve cut the targeted federal funds rate by 50 basis points, sparking a rally as the yield curve steepened and attracting money into the high-yield market. In the remainder of the first half of 2001, the Federal Reserve lowered the targeted federal funds rate five additional times, for a cumulative reduction of 2.75% over the six-month period.

Enthusiasm was short-lived, however, as default rates remained at high levels and the telecommunications sector--the largest component of the high-yield market--suffered dramatic reversals in the second quarter of 2001.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay High Yield Corporate Bond Fund returned 1.40% for Class A shares and 0.95% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.65% return of the average Lipper(1) high current yield fund over the same period. All share classes also underperformed the 4.27% return of the Credit Suisse First Boston High Yield Index(2) for the first six months of 2001.

The Fund's performance relative to its peer group was due to an overweighted position in the international cable sector and to negative credit events in two of the Fund's larger holdings. On the other hand, the Fund's underweighted position in telecommunications contributed positively to performance, and several of the Fund's holdings were acquired by stronger credits.

STRONG AND WEAK PERFORMERS

Merger and acquisition activity had a positive impact on several of the Fund's best-performing securities. The Fund's investment in Digital Island, a provider of web hosting and caching services, rose sharply on its acquisition by Cable & Wireless. The Fund's position in Efficient Networks, a designer and manufacturer of DSL modems, outperformed the market when it was acquired by Siemens. Both companies were purchased by investment-grade firms, allowing the Fund to sell its positions at substantial gains.

Other top-performers were in the health care and financial-services sectors. Magellan Healthcare, a provider of mental-health benefits services, continued to rebound on strong earnings and better-than-anticipated debt reduction. Alaris Medical, a distressed maker of infusion pumps, traded higher as it obtained contracts for its recently announced Medley pump. Conseco, an insurance-products and consumer-loan company, rallied as it improved liquidity and stabilized its earnings through successful asset sales. Finally, BF Saul, a

---------------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston High Yield Index.

                                                                               5
                                                                               -

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[CLASS A SHARES BAR GRAPH]

Period end                                             Total Return %
----------                                             --------------
12/91                                                      32.27
12/92                                                      21.65
12/93                                                      21.65
12/94                                                       1.50
12/95                                                      20.28
12/96                                                      16.33
12/97                                                      12.20
12/98                                                       2.07
12/99                                                      10.33
12/00                                                      -6.48
6/01                                                        1.40

Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[CLASS B AND CLASS C SHARES BAR GRAPH]

Period end                                             Total Return %
----------                                             --------------
12/91                                                      32.27
12/92                                                      21.65
12/93                                                      21.65
12/94                                                       1.50
12/95                                                      19.71
12/96                                                      15.58
12/97                                                      11.55
12/98                                                       1.31
12/99                                                       9.51
12/00                                                      -7.20
6/01                                                        0.95

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 10 for more information on performance.

mortgage-property REIT affiliated with Chevy Chase Bank, moved higher with the overall market.

Two of the Fund's positions had a notably negative impact on performance. UIH Australia--the Fund's largest position as of June 30, 2001, and a wholly-owned subsidiary of United Global Communications--was the Fund's worst performing security in the first half of the year. As equity valuations for international cable companies declined, UIH Australia's primary asset raised fresh equity at a lower-than-expected valuation. This reduced the asset coverage on the bonds, which are secured by the equity. FRI-MRD, an operating subsidiary of Prandium Restaurants, was another poor performer. The company sold its El Torito


6
-
restaurant chain and was unable to reduce overhead following the sale. Other poor performers in the Fund were concentrated in the telecommunications sector.

SIGNIFICANT PURCHASES AND SALES

During the reporting period, the Fund decreased its weighting in media, international cable, and distressed investments, and reduced its exposure to telecommunications and restaurants. In the primary market, the Fund purchased CanWest, a Canadian publisher and broadcaster, as well as Quebecor, a Canadian publisher and cable operator. We also added to the Fund's position in ONO, a cable operator in Spain. Among distressed investments, we added to the Fund's position in Crown Cork & Seal and Algoma Steel. The Fund's exposure to busted converts(3) declined moderately, but we added LSI Logic, a manufacturer of specialty semiconductors, which helped to offset our sale of Digital Island and Efficient Networks.

The Fund sold its position in CD Radio, a provider of digital satellite radio, on concerns that technology delays would increase costs, weakening the economics of the company's business model. We also sold the Fund's remaining position in Advantica, the owner of the Denny's chain, as the company's prospects were declining. The Fund reduced its exposure to telecom during the second-quarter rally, selling its positions in Exodus Communications and FLAG Telecom Holdings.

LOOKING AHEAD

At mid-year, the market appears to be divided between lower-quality telecommunications credits and everything else. The high-yield market has been purging itself of problem credits for the past three years, working off much of the weak issuance between 1996 and 1998. While year-to-date returns do not suggest a good showing by the asset class, the high-yield market is up approximately 8% if you exclude the volatile telecommunications sector.

Factors likely to impact the high-yield market over the second half of 2001 include the economy, default rates, and recovery values. The outlook for the economy remains mixed, but many believe recent economic indicators suggest the market will bottom out in the third or fourth quarter. Should the economy stabilize, default rates are likely to peak in the third or fourth quarter of the year. Although past performance is no guarantee of future results, historically the high-yield market has tended to outperform as default rates begin to decline.

One disturbing trend has been recovery rates on high-yield defaults, which have continued to decline as the types of defaulting issuers have changed. While telecommunications issues have been responsible for much of the pain in the high-yield market, at the end of the reporting period, the telecom sector accounted for roughly 10% of the high-yield market, compared to the 20%

-------------
(3) A busted convert is a convertible security that trades like a regular income instrument because the price of the common stock to which the security converts has dropped to a level that renders the convertible feature valueless.

                                                                               7
                                                                               -
share of market the sector once held. This lower weighting may act as a buffer in the high-yield market until the economy rebounds.

The Fund remains overweighted in single-B issuers, which we believe are likely to outperform in a rally. We have underweighted the Fund in cyclicals, which may underperform in a recession. Even so, we may consider adding cyclical issues if their values reach levels that we find compelling. Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
Matthew Philo
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.


8
-

   TARGETED DIVIDEND POLICY

   MainStay High Yield Corporate Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Federal Reserve reduced the targeted federal funds rate six times, for a total of 2.75%. This easing prompted a rally in higher-tier credits necessitating a dividend cut effective July 31, 2001. Prior to the dividend cut, the Fund had begun to earn less than it was paying in dividends. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.


                                                                               9
                                                                               -

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/01
Class A              -6.69%    5.42%     10.93%         8.77%
Class B              -7.47%    4.66%     10.44%         8.46%
Class C              -7.47%    4.66%     10.44%         8.46%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                    SINCE INCEPTION
                     1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/01
Class A              -10.89%    4.46%     10.42%         8.44%
Class B              -12.09%    4.32%     10.44%         8.46%
Class C               -8.39%    4.66%     10.44%         8.46%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/01
Class A              249 out of   24 out of       n/a            5 out of
                     368 funds    143 funds                    104 funds
Class B              255 out of   33 out of    1 out of          3 out of
                     368 funds    143 funds    53 funds         33 funds
Class C              255 out of      n/a          n/a           54 out of
                     368 funds                                 266 funds
Average Lipper high
current yield fund     -5.33%       2.84%        7.80%         6.94%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $5.83       $0.3648      $0.0000
    Class B     $5.82       $0.3366      $0.0000
    Class C     $5.82       $0.3366      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.


10
-

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.


                                                                              11
                                                                               -

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LONG-TERM BONDS (84.0%)+
ASSET-BACKED SECURITIES (2.5%)

ELECTRIC POWER COMPANIES (1.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............  $  19,080,000      $   19,529,715
 Series 1999-B
 9.67%, due 1/2/29............     20,000,000          20,950,000
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02..........      6,212,031           6,338,073
 Series C-94
 10.33%, due 7/23/02..........      1,288,588           1,314,734
                                                   --------------
                                                       48,132,522
                                                   --------------
ENTERTAINMENT (0.2%)
United Artists Theatre
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15............      8,013,122           6,811,154
                                                   --------------

INDEPENDENT POWER PRODUCERS (0.9%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......     29,970,000          29,723,646
                                                   --------------
Total Asset-Backed Securities
 (Cost $82,355,504)...........                         84,667,322
                                                   --------------

CONVERTIBLE BONDS (3.5%)
CABLE TV (0.3%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)........     15,370,000          10,908,212
                                                   --------------

ELECTRONICS--SEMICONDUCTORS (1.2%)
LSI Logic Corp.
 4.00%, due 2/15/05...........     30,580,000          25,343,175
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05...........     17,250,000          14,015,625
                                                   --------------
                                                       39,358,800
                                                   --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (d)........      2,270,000           2,021,850
TVX Gold, Inc.
 5.00%, due 3/28/02...........      3,750,000           2,325,000
                                                   --------------
                                                        4,346,850
                                                   --------------
HOTEL/MOTEL (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04..........      3,663,000           3,612,634
                                                   --------------
-----------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.


                                  PRINCIPAL
                                   AMOUNT              VALUE
                                  -------------------------------

INTERNET SOFTWARE & SERVICES (1.1%)
At Home Corp.
 4.75%, due 12/15/06..........  $  45,749,000      $   15,383,101
Internet Capital Group, Inc.
 5.50%, due 12/21/04..........     23,080,000           8,193,400
Juniper Networks, Inc.
 4.75%, due 3/15/07...........     15,215,000          10,935,781
                                                   --------------
                                                       34,512,282
                                                   --------------
PAPER & FOREST PRODUCTS (0.3%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (d)........      9,880,000           9,880,662
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.4%)
COLT Telecom Group PLC
 2.00%, due 12/16/06 (c)......  E   6,798,000           3,575,397
 2.00%, due 4/3/07 (c)........     17,230,000           8,934,456
                                                   --------------
                                                       12,509,853
                                                   --------------
Total Convertible Bonds
 (Cost $137,352,259)..........                        115,129,293
                                                   --------------

CORPORATE BONDS (58.1%)

ADVERTISING & MARKETING SERVICES (0.8%)
Key3Media Group, Inc.
 11.25%, due 6/15/11..........  $  27,570,000          27,018,600
                                                   --------------

ALUMINUM (0.3%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06..........        750,000             682,500
Ormet Corp.
 11.00%, due 8/15/08 (c)......     12,885,000          10,114,725
                                                   --------------
                                                       10,797,225
                                                   --------------
AUTO PARTS & EQUIPMENT (0.3%)
GenTek, Inc.
 11.00%, due 8/1/09...........     13,410,000          10,996,200
                                                   --------------

BANKS (1.1%)
B.F. Saul Real Estate
 Investment Trust Series B
 9.75%, due 4/1/08............     37,695,000          36,611,269
RB Asset, Inc.
 Series A
 8.00%, due 1/15/06
 8.50%, beginning 1/15/02
 (e)..........................        913,677              66,241
                                                   --------------
                                                       36,677,510
                                                   --------------
BROADCAST/MEDIA (2.1%)
Big City Radio, Inc.
 11.25%, due 3/15/05..........     11,480,000           4,649,400
LIN Television Corp.
 8.00%, due 1/15/08 (c).......      1,530,000           1,476,450
Maxwell Communications Corp.,
 PLC
 Facility A (f)(g)(h).........      9,973,584             199,472
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c)(g)...     22,550,000           3,044,250

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

Portfolio of Investments June 30, 2001 unaudited


                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

BROADCAST/MEDIA (CONTINUED)
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.....  $  21,840,000      $   12,230,400
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (g)......    135,325,000          43,304,000
 Series D
 14.00%, due 5/15/06 (g)......     16,330,000           5,225,600
                                                   --------------
                                                       70,129,572
                                                   --------------
CABLE TV (5.2%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03....     43,290,000          13,961,025
Adelphia Communications Corp.
 Series B
 8.375%, due 2/1/08...........      4,095,000           3,746,925
 Series B
 9.875%, due 3/1/07...........      6,925,000           6,855,750
Charter Communications
 Holdings, LLC
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05....     46,395,000          31,316,625
 (zero coupon), due 5/15/11
 11.75%, beginning 5/15/06
 (c)..........................     48,940,000          28,385,200
 8.625%, due 4/1/09...........      1,645,000           1,562,750
 10.00%, due 4/1/09...........      5,990,000           6,079,850
 10.00%, due 5/15/11 (c)......     14,160,000          14,372,400
Diamond Cable Communications
 PLC
 13.25%, due 9/30/04..........     11,200,000           8,960,000
Ono Finance PLC
 14.00%, due 2/15/11
 (c)(i1)......................         40,495          34,420,750
Supercanal Holdings S.A.
 11.50%, due 5/15/05 (c)(g)...      3,845,000             576,750
Telewest Communications PLC
 11.00%, due 10/1/07..........     11,035,000           9,296,987
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03....     40,870,000          13,691,450
                                                   --------------
                                                      173,226,462
                                                   --------------
CHEMICALS (0.6%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03..........     23,690,000          19,781,150
                                                   --------------

CHEMICALS--SPECIALTY (0.4%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09..........      6,160,000           3,572,800
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........     11,130,000          10,017,000
                                                   --------------
                                                       13,589,800
                                                   --------------


                                  PRINCIPAL
                                   AMOUNT              VALUE
                               ----------------------------------
COMMUNICATIONS--EQUIPMENT (0.4%)
CellNet Data Systems, Inc.
 (zero coupon), due 10/1/07
 14.00%, beginning 10/1/02
 (g)..........................  $   8,390,000      $       10,487
Lucent Technologies, Inc.
 6.45%, due 3/15/29...........     14,830,000           8,557,429
 7.25%, due 7/15/06...........      5,085,000           3,806,967
                                                   --------------
                                                       12,374,883
                                                   --------------
COMPUTER SOFTWARE & SERVICES (0.1%)
Globix Corp.
 12.50%, due 2/1/10...........      8,235,000           2,388,150
                                                   --------------

COMPUTER SYSTEMS (0.2%)
Unisys Corp.
 8.125%, due 6/1/06...........      6,950,000           6,758,875
                                                   --------------

CONSUMER PRODUCTS (0.5%)
American Greetings Corp.
 11.75%, due 7/15/08 (c)......     18,770,000          18,206,900
                                                   --------------

CONTAINERS--METAL & GLASS (0.7%)
Crown Cork & Seal Company,
 Inc.
 6.75%, due 4/15/03...........     10,130,000           4,659,800
 7.125%, due 9/1/02...........     17,235,000           9,996,300
 7.375%, due 12/15/26.........     20,700,000           7,452,000
                                                   --------------
                                                       22,108,100
                                                   --------------
COSMETICS/PERSONAL CARE (0.8%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........     26,275,000          25,749,500
                                                   --------------

ELECTRIC POWER COMPANIES (8.8%)
AES Corp. (The)
 7.375%, due 6/15/14..........     22,775,000          22,490,312
 8.75%, due 12/15/02..........      5,700,000           5,757,000
 8.875%, due 2/15/11..........      7,000,000           6,842,500
Avista Corp.
 9.75%, due 6/1/08 (c)........      9,295,000           9,921,288
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........     26,645,000          26,112,100
CMS Energy Corp.
 8.00%, due 7/1/01............     27,780,000          27,780,000
 8.375%, due 7/1/13...........     17,000,000          17,266,458
 8.50%, due 4/15/11...........     10,125,000           9,834,007
 8.90%, due 7/15/08...........      7,455,000           7,413,714
 9.875%, due 10/15/07.........      5,980,000           6,233,540
Edison International
 6.875%, due 9/15/04 (g)......     16,795,000          13,436,000
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11..........     15,800,000          15,402,788
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (c).....     26,275,000          26,226,812

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

MainStay High Yield Corporate Bond Fund


                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

ELECTRIC POWER COMPANIES (CONTINUED)
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08 (c)......  $  16,165,000      $   16,299,299
 10.00%, due 10/1/09..........     31,900,000          34,325,070
Western Resources, Inc.
 6.25%, due 8/15/18...........     33,360,000          32,080,644
 6.875%, due 8/1/04...........     14,700,000          14,233,216
                                                   --------------
                                                      291,654,748
                                                   --------------
ELECTRONICS--COMPONENTS (1.0%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09........     28,470,000          28,185,300
Thomas & Betts Corp.
 6.625%, due 5/7/08...........      7,050,000           5,391,565
                                                   --------------
                                                       33,576,865
                                                   --------------
ENTERTAINMENT (0.5%)
Marvel Enterprises, Inc.
 12.00%, due 6/15/09..........     37,427,000          17,777,825
                                                   --------------

FINANCE (0.1%)
Alamosa Delaware, Inc.
 12.50%, due 2/1/11 (c).......      5,370,000           4,833,000
                                                   --------------
FINANCIAL--MISCELLANEOUS (0.3%)
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07
 (c)(e).......................     21,217,703           9,547,966
                                                   --------------

FOOD (0.2%)
Chiquita Brands International,
 Inc.
 10.25%, due 11/1/06 (g)......      9,825,000           6,656,437
                                                   --------------

FOOD & HEALTH CARE DISTRIBUTORS (0.0%) (B)
Owens & Minor, Inc.
 8.50%, due 7/15/11 (c).......        860,000             866,450
                                                   --------------
GOLD & PRECIOUS METALS MINING (0.6%)
Newmont Mining Corp.
 8.625%, due 5/15/11..........     18,545,000          18,311,352
                                                   --------------

HEALTH CARE--DRUGS (0.8%)
MedPartners, Inc.
 7.375%, due 10/1/06..........     26,586,000          26,187,210
                                                   --------------
HEALTH CARE--HMOS (1.4%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02...........     24,245,000          24,245,000
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........     21,085,000          22,139,250
                                                   --------------
                                                       46,384,250
                                                   --------------


                                  PRINCIPAL
                                   AMOUNT              VALUE
                                  -------------------------------
HEALTH CARE--HOSPITAL MANAGEMENT (2.2%)
HCA--The Healthcare Co.
 7.50%, due 11/15/95..........  $  54,125,000      $   45,465,000
Magellan Health Services, Inc.
 9.00%, due 2/15/08...........     26,625,000          25,094,063
 9.375%, due 11/15/07 (c).....      3,300,000           3,353,625
                                                   --------------
                                                       73,912,688
                                                   --------------
HEALTH CARE--MEDICAL PRODUCTS (1.3%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....     32,560,000          11,558,800
Alaris Medical Systems, Inc.
 9.75%, due 12/1/06...........     19,000,000          14,630,000
dj Orthopedics, LLC
 12.625%, due 6/15/09.........     18,660,000          18,566,700
                                                   --------------
                                                       44,755,500
                                                   --------------
HEALTH CARE--SERVICES (1.6%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........     66,929,000          53,543,200
                                                   --------------

HOMEBUILDING (0.2%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09 (d)(e)...      9,417,871           7,440,118
 14.50%, due 2/15/09 (c)(e)...            353                 279
                                                   --------------
                                                        7,440,397
                                                   --------------
HOSPITALS/NURSING HOMES/HEALTH CARE (1.3%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (g)......     23,920,000          11,960,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (f)..........................     52,015,000          22,886,600
Manor Care, Inc.
 8.00%, due 3/1/08............      7,110,000           7,145,550
Multicare Companies, Inc.
 (The) 9.00%, due 8/1/07
 (g)(h).......................     35,130,000           1,756,500
Unilab Corp.
 12.75%, due 10/1/09..........        770,000             894,163
                                                   --------------
                                                       44,642,813
                                                   --------------
HOTEL/MOTEL (1.0%)
MeriStar Hospitality Corp.
 8.75%, due 8/15/07...........      1,460,000           1,452,700
Hilton Hotels Corp.
 7.625%, due 5/15/08..........     12,700,000          12,385,840
 8.25%, due 2/15/11...........      5,215,000           5,185,264
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........     15,400,000          14,101,287
                                                   --------------
                                                       33,125,091
                                                   --------------
INDEPENDENT POWER PRODUCERS (0.8%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08............     26,685,000          26,016,781
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

INDUSTRIAL COMPONENTS (0.0%) (B)
Morris Material Handling, Inc.
 9.50%, due 4/1/08 (g)(h).....  $  18,470,000      $      369,400
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (g)..........................      2,585,000              38,775
 9.875%, due 6/1/08 (g).......        650,000             247,813
                                                   --------------
                                                          655,988
                                                   --------------
INSURANCE--LIFE & HEALTH (0.5%)
Conseco, Inc.
 8.75%, due 2/9/04............     17,185,000          16,239,825
                                                   --------------

INTERNET SOFTWARE & SERVICES (0.1%)
PSINet, Inc.
 Series B
 10.00%, due 2/15/05 (g)(h)...      2,700,000             162,000
 11.00%, due 8/1/09 (g)(h)....     21,125,000           1,267,500
 11.50%, due 11/1/08 (g)(h)...     15,305,000             918,300
                                                   --------------
                                                        2,347,800
                                                   --------------
LEISURE TIME (4.1%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........     35,917,000          35,647,623
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36..........      2,670,000           2,347,565
El Comandante Capital Corp.
 11.75%, due 12/15/03.........     17,186,051          12,030,236
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06...........     10,604,000          11,134,200
 13.00%, due 8/1/06 (c).......      7,335,000           7,481,700
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07...........     10,030,000           9,227,600
 Series B
 9.50%, due 8/1/07............      6,735,000           6,196,200
Las Vegas Sands, Inc.
 12.25%, due 11/15/04.........     18,661,000          19,967,270
Mandalay Resort Group
 9.50%, due 8/1/08............      7,878,000           8,242,358
Penn National Gaming, Inc.
 11.125%, due 3/1/08 (c)......      4,535,000           4,716,400
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(f)...      7,567,000           6,053,600
 13.00%, due 9/15/01..........     16,273,000           4,068,250
Treasure Bay Gaming & Resorts
 10.00%, due 11/1/03 (f)(g)...      1,565,195              78,260
Windsor Woodmont Black Hawk
 Resort Corp.
 Series B
 13.00%, due 3/15/05..........      8,500,000           7,915,625
                                                   --------------
                                                      135,106,887
                                                   --------------
MANUFACTURING--DIVERSIFIED (0.9%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07............     47,880,000          29,206,800
                                                   --------------

-
                                  PRINCIPAL
                                   AMOUNT              VALUE
                                 --------------------------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.2%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)......  $  10,425,000      $    5,733,750
                                                   --------------

OIL--INTEGRATED DOMESTIC (0.6%)
DevX Energy, Inc.
 12.50%, due 7/1/08...........     18,799,000          18,611,010
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (1.6%)
Baytex Energy Ltd.
 10.50%, due 2/15/11 (c)......     13,955,000          14,234,100
Energy Corporation of America
 Series A
 9.50%, due 5/15/07...........     26,007,000          20,480,513
Mission Resources Corp.
 10.875%, due 4/1/07 (c)......     10,530,000          10,345,725
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....     24,460,000           7,338,000
                                                   --------------
                                                       52,398,338
                                                   --------------
OIL & GAS--WELL EQUIPMENT & SERVICES (0.1%)
R&B Falcon Corp.
 9.50%, due 12/15/08..........      3,685,000           4,274,725
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........      3,850,000           3,542,000
                                                   --------------

PUBLISHING (1.5%)
General Media, Inc.
 15.00%, due 3/29/04 (i2).....         27,091          20,318,250
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........     12,955,000          12,469,188
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10..........     28,635,000          15,749,250
                                                   --------------
                                                       48,536,688
                                                   --------------
PUBLISHING--NEWSPAPERS (0.5%)
CanWest Media, Inc.
 10.625%, due 5/15/11 (c).....     17,830,000          18,097,450
                                                   --------------

REAL ESTATE (1.8%)
Crescent Real Estate Equities
 L.P.
 7.00%, due 9/15/02...........      2,995,000           2,986,740
 7.50%, due 9/15/07...........     61,475,000          55,832,640
                                                   --------------
                                                       58,819,380
                                                   --------------
REAL ESTATE--INVESTMENT/MANAGEMENT (2.8%)
Blum CB Corp.
 11.25%, due 6/15/11 (c)......     25,180,000          24,739,350
Felcor Lodging L.P.
 9.50%, due 9/15/08...........     20,745,000          20,848,725
Golden State Holdings, Inc.
 7.125%, due 8/1/05...........      8,830,000           8,656,923
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11...........     11,040,000          10,988,532

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

MainStay High Yield Corporate Bond Fund


                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

REAL ESTATE--INVESTMENT/MANAGEMENT
 (CONTINUED)
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........  $  19,830,000      $   19,036,800
 10.50%, due 1/15/09..........      7,335,000           7,335,000
                                                   --------------
                                                       91,605,330
                                                   --------------
RESTAURANTS (1.5%)
FRI-MRD Corp.
 14.00%, due 1/24/02
 (c)(f)(g)....................     19,000,000          12,350,000
 15.00%, due 1/24/02
 (c)(f)(g)....................     55,050,000          37,434,000
                                                   --------------
                                                       49,784,000
                                                   --------------
SHIPPING (0.7%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06..........     17,175,000          18,205,500
 9.25%, due 12/1/06...........      4,300,000           4,568,750
                                                   --------------
                                                       22,774,250
                                                   --------------
SPECIALIZED SERVICES (0.2%)
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05..........      8,310,000           6,315,600
                                                   --------------

SPECIALTY PRINTING (1.5%)
American Color Graphics, Inc.
 12.75%, due 8/1/05...........     14,260,000          13,974,800
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06
 (c)..........................     43,825,000          23,446,375
 11.125%, due 7/15/11 (c).....     13,485,000          13,451,288
                                                   --------------
                                                       50,872,463
                                                   --------------
TECHNOLOGY (0.0%) (B)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (f)(j)(k)....................      1,219,291              91,447
 10.00%, due 8/1/01
 (f)(j)(k)....................      1,236,740             473,053
                                                   --------------
                                                          564,500
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (2.5%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11 (c).......      6,380,000           6,392,160
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05...     25,195,000          11,589,700
Celcaribe S.A.
 14.50%, due 3/15/04..........      2,340,000           1,719,900
Colo.com, Inc.
 13.875%, due 3/15/10
 (c)(i3)......................         15,895           2,265,038
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05..........     16,915,000           6,089,400
Loral Space & Communications
 Ltd.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02
 (i4).........................         48,890          17,600,400
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03...     20,410,000           4,286,100
 12.75%, due 8/1/10...........     54,320,000          15,752,800


                                  PRINCIPAL
                                   AMOUNT              VALUE
                                 --------------------------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS
 (CONTINUED)
PageMart Nationwide, Inc.
 15.00%, due 2/1/05 (g).......  $  19,425,000      $    1,942,500
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (g)(h).......................     30,445,000           1,522,250
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...     30,785,000          15,123,131
                                                   --------------
                                                       84,283,379
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03......      3,840,000           1,670,400
                                                   --------------

TEXTILES--APPAREL MANUFACTURERS (0.1%)
TPE International Finance Co.
 B.V.
 7.0231%, due 5/15/02
 (d)(g)(h)(l).................      4,800,000           2,735,021
                                                   --------------

TOBACCO (0.5%)
Standard Commercial
 Tobacco Co., Inc.
 8.875%, due 8/1/05...........     18,545,000          17,640,931
                                                   --------------

TOYS (0.6%)
Hasbro, Inc.
 5.60%, due 11/1/05...........     12,390,000          10,534,585
 6.15%, due 7/15/08...........      9,805,000           8,258,957
                                                   --------------
                                                       18,793,542
                                                   --------------
Total Corporate Bonds
 (Cost $2,332,247,261)........                      1,929,645,557
                                                   --------------

FOREIGN BONDS (4.5%)

BROADCAST/MEDIA (0.7%)
Central European Media
 Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04 (g)......  DM 25,792,000           3,480,386
Diamond Holdings PLC
 10.00%, due 2/1/08...........  L  10,000,000           9,036,062
Maxwell Communications Corp.,
 PLC
 Facility B (f)(g)(h).........      1,131,066              31,814
SBS Broadcasting S.A.
 12.00%, due 6/15/08 (c)(m)...  E  10,755,000           8,923,048
                                                   --------------
                                                       21,471,310
                                                   --------------
CABLE TV (0.1%)
Ono Finance PLC
 13.00%, due 5/1/09...........  E   1,700,000           1,093,803
Telewest Communications PLC
 Series GBP
 9.875%, due 2/1/10...........  L     887,000           1,007,331

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

CABLE TV (CONTINUED)
United Pan-Europe
 Communications N.V.
 11.25%, due 2/1/10...........  E  $7,180,000      $    2,249,070
                                                   --------------
                                                        4,350,204
                                                   --------------
PUBLISHING (3.4%)
IPC Media Ltd.
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03
 (m)..........................  L  42,825,000          44,569,234
 9.625%, due 3/15/08..........      9,855,000          12,889,784
Regional Independent Media
 Group PLC
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03....     33,125,000          36,803,494
TDL Infomedia Group PLC
 12.125%, due 10/15/09........     12,250,000          19,494,499
                                                   --------------
                                                      113,757,011
                                                   --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.1%)
Global TeleSystems Europe B.V.
 11.00%, due 12/1/09 (g)......  E  27,710,000           3,284,288
                                                   --------------

TELECOMMUNICATIONS--LONG DISTANCE (0.2%)
NTL Communications Corp.
 9.875%, due 11/15/09.........  E  10,515,000           5,430,200
                                                   --------------
Total Foreign Bonds
 (Cost $218,714,925)..........                        148,293,013
                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (3.0%)

AUTO PARTS & EQUIPMENT (0.1%)
Global Motorsport Group, Inc.
 Bank debt, Tranche B
 8.625%, due 10/31/05
 (f)(l).......................  $   4,851,328           4,633,018
                                                   --------------

CABLE TV (0.3%)
Charter Communications
 Operating, LLC
 Bank debt, Term Loan
 6.91%, due 3/18/08 (f)(l)....     10,000,000           9,912,500
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/02
 (f)(g)(h)(l).................      1,433,218             716,609
                                                   --------------
                                                       10,629,109
                                                   --------------
CHEMICALS (0.1%)
United Industries Corp.
 Bank debt, Revolver
 7.57%, due 1/20/05 (f)(l)....        429,537             396,248
 Bank debt, Term Loan A
 7.57%, due 1/20/05 (f)(l)....      1,584,943           1,462,110
                                                   --------------
                                                        1,858,358
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
ENTERTAINMENT (0.9%)
Carmike Cinemas, Inc.
 Bank debt, Revolver
 9.08%, due 11/10/02
 (f)(g)(l)....................  $  18,476,734      $   17,060,178
United Artists Theatre
 Circuit, Inc.
 Bank debt, Term Loan
 8.06%, due 2/2/05 (f)(l).....     11,692,318          11,210,010
                                                   --------------
                                                       28,270,188
                                                   --------------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.5%)
Genesis Health Ventures, Inc.
 Bank debt, Revolver
 7.24%, due 9/30/03 (f)(l)....      2,984,541           2,020,534
 Bank debt, Term Loan B
 7.49%, due 9/30/04 (f)(l)....      6,243,845           4,245,815
 Bank debt, Term Loan C
 7.74%, due 6/1/05 (f)(l).....      6,212,997           4,224,838
Multicare Companies, Inc.
 (The)
 Bank debt, Term Loan B
 9.51%, due 9/30/04
 (f)(g)(h)(l).................      5,738,421           4,189,047
 Bank debt, Term Loan C
 10.35%, due 6/1/05
 (f)(g)(h)(l).................      1,902,987           1,389,180
 Bank debt, Revolver
 10.75%, due 9/30/03
 (f)(g)(h)(l).................      1,622,680           1,176,443
                                                   --------------
                                                       17,245,857
                                                   --------------
MANUFACTURING--SPECIALIZED (0.2%)
Foamex L.P.
 Bank debt, Revolver
 7.92%, due 12/30/06
 (f)(l)(n)....................      8,619,944           7,757,950
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt, Term Loan E
 7.5935%, due 10/1/03
 (f)(l).......................      3,862,228           3,871,884
                                                   --------------

PUBLISHING (0.1%)
Ziff Davis Media, Inc.
 Bank debt, Term Loan B1
 7.51%, due 3/31/07 (f)(l)....        191,944             171,214
 Bank debt, Term Loan B2
 8.28%, due 3/31/07 (f)(l)....      1,850,134           1,650,320
                                                   --------------
                                                        1,821,534
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.7%)
GT Group Telecom Services
 Corp.
 Term Loan B
 8.6875%, due 6/30/08
 (f)(l).......................     12,103,256           9,531,314
 Term Loan A
 10.00%, due 6/30/08 (f)(l)...     16,936,744          13,337,686
                                                   --------------
                                                       22,869,000
                                                   --------------
Total Loan Assignments &
 Participations
 (Cost $97,073,676)...........                         98,956,898
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              17
                                                                               -

MainStay High Yield Corporate Bond Fund


                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
U.S. GOVERNMENT (0.4%)
UNITED STATES TREASURY BOND (0.4%)
 5.25%, due 2/15/29 (o).......  $  13,170,000      $   12,042,253
                                                   --------------
Total U.S. Government
 (Cost $11,586,378)...........                         12,042,253
                                                   --------------
YANKEE BONDS (12.0%)

AIR FREIGHT (0.3%)
Pegasus Shipping (Hellas) Ltd.
 Series A
 11.875%, due 11/15/04 (g)....     31,410,000          11,307,600
                                                   --------------

BROADCAST/MEDIA (0.1%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04 (g)......      7,285,000           2,331,200
                                                   --------------

CABLE TV (4.0%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........     11,680,000          10,720,768
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07..........     41,130,000          30,024,900
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07.........     37,830,000          25,724,400
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07..........        285,000             306,375
 10.125%, due 9/1/12..........     18,560,000          19,720,000
 11.00%, due 12/1/15..........      7,185,000           8,065,163
Telewest Communications PLC
 9.875%, due 2/1/10...........        415,000             348,600
United Pan-Europe
 Communications N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.....     46,170,000           7,387,200
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...     47,265,000           7,562,400
 Series B
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05.....      2,400,000             360,000
 Series B
 10.875%, due 8/1/09..........     14,080,000           4,963,200
 Series B
 11.25%, due 2/1/10...........     35,400,000          13,275,000
 Series B
 11.50%, due 2/1/10...........      7,625,000           2,859,375
                                                   --------------
                                                      131,317,381
                                                   --------------
CHEMICALS (1.1%)
Marsulex, Inc.
 9.625%, due 7/1/08...........      6,355,000           6,100,800
Octel Developments PLC
 10.00%, due 5/1/06...........     30,930,000          31,548,600
                                                   --------------
                                                       37,649,400
                                                   --------------


                                  PRINCIPAL
                                   AMOUNT              VALUE
                                 --------------------------------
CONSUMER PRODUCTS (0.0%) (B)
Semi-Tech Corp.
 11.50%, due 8/15/03 (g)(h)...  $   4,175,000      $       26,093
                                                   --------------

FINANCE (0.0%) (B)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06..........      1,000,000             780,000
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.8%)
Normandy Yandal Operations
 Ltd.
 8.875%, due 4/1/08...........     30,897,000          26,880,390
                                                   --------------

LEISURE TIME (0.4%)
Royal Caribbean Cruises Ltd.
 7.50%, due 10/15/27..........     16,850,000          13,322,166
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.4%)
Gulf Canada Resources Ltd.
 9.625%, due 7/1/05...........      1,060,000           1,093,125
Triton Energy Ltd.
 8.875%, due 10/1/07..........     12,130,000          12,433,250
                                                   --------------
                                                       13,526,375
                                                   --------------
SPECIALIZED SERVICES (0.1%)
Intertek Testing Services Ltd.
 12.00%, due 11/1/07
 (c)(f)(j)....................      6,842,842           3,421,421
                                                   --------------

STEEL (0.2%)
Algoma Steel, Inc.
 12.375%, due 7/15/05 (g).....     41,741,000           8,348,200
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (3.0%)
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06...........     97,458,000          83,813,880
Rogers Cantel, Inc.
 9.375%, due 6/1/08...........     10,000,000           9,825,000
Telesystem International
 Wireless, Inc.
 Series B
 (zero coupon), due 6/30/07
 13.25%, beginning 6/30/02....     17,765,000           3,730,650
 Series C
 (zero coupon), due 11/1/07
 10.50%, beginning 11/1/02....      3,545,000             744,450
360networks, Inc.
 13.00%, due 5/1/08 (g).......     19,340,000             290,100
                                                   --------------
                                                       98,404,080
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.5%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.....      6,050,000           1,391,500
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....     23,255,000           4,185,900
 9.375%, due 5/15/09..........     26,410,000           8,451,200
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07 (g)......      9,145,000           1,463,200
                                                   --------------
                                                       15,491,800
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
YANKEE BONDS (CONTINUED)
TRANSPORTATION--SHIPPING (1.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (f)(k)(p)....................  $  28,340,400      $   24,134,685
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08..........      9,725,000           5,494,625
 10.50%, due 7/1/03...........      2,735,000           2,393,125
 Series B
 10.75%, due 10/15/06.........      7,820,000           5,395,800
                                                   --------------
                                                       37,418,235
                                                   --------------
Total Yankee Bonds
 (Cost $602,921,349)..........                        400,224,341
                                                   --------------
Total Long-Term Bonds
 (Cost $3,482,251,352)........                      2,788,958,677
                                                   --------------
                                   SHARES
                                -------------
COMMON STOCKS (4.1%)

CABLE TV (0.3%)
Charter Communications, Inc.
 (a) Class A (a)..............        381,520           8,908,492
                                                   --------------
DISTRIBUTORS (0.0%) (B)
TLC Beatrice International
 Holdings, Inc. (a)...........         25,000              25,000
                                                   --------------

ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
 (a)..........................      1,095,385           2,848,000
United Artists Theatre
 Circuit, Inc. (a)(f).........        371,083             742,166
                                                   --------------
                                                        3,590,166
                                                   --------------
FINANCE (0.0%) (B)
AMC Financial, Inc. (a).......      1,412,162           1,341,554
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.2%)
Placer Dome, Inc..............        663,915           6,506,367
                                                   --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Magellan Health Services, Inc.
 (a)..........................        519,735           6,652,608
                                                   --------------

HEALTH CARE--SERVICES (0.9%)
Apria Healthcare Group, Inc.
 (a)..........................        987,340          28,484,759
                                                   --------------
LEISURE TIME (0.2%)
Capital Gaming International,
 Inc. (a).....................         66,333                 663
Equus Gaming Co., L.P.
 Class A (a)..................        114,319              85,739
Pinnacle Entertainment, Inc.
 (a)..........................        988,000           7,261,800
                                                   --------------
                                                        7,348,202
                                                   --------------


                                   SHARES              VALUE
                                 --------------------------------
MACHINERY--DIVERSIFIED (0.5%)
Harnischfeger Industries, Inc.
 (a)..........................        945,278      $   15,597,087
                                                   --------------

MANUFACTURING--DIVERSIFIED (0.0%) (B)
Colorado Prime Corp.
 (a)(f)(k)(p).................        332,373               3,324
                                                   --------------

OIL--INTEGRATED DOMESTIC (0.2%)
Sunoco, Inc...................        220,000           8,058,600
                                                   --------------

PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
 (q)..........................      1,011,265           7,736,177
                                                   --------------

PUBLISHING (0.1%)
Medianews Group, Inc. (a).....         28,000           2,590,000
                                                   --------------

REAL ESTATE (0.1%)
Metropolis Realty Trust,
 Inc..........................        159,025           1,590,250
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.3%)
@Track Communications, Inc.
 (a)..........................      5,784,123           9,543,803
Celcaribe, S.A. (a)(c)........        751,212           1,126,818
International Wireless
 Communications Holdings, Inc.
 (a)..........................        483,446               4,834
                                                   --------------
                                                       10,675,455
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.2%)
Call-Net Enterprises, Inc.
 Series B (a)(q)..............      2,356,995           1,180,361
ICO Global Communications
 Holdings Ltd. (a)............      2,340,567           3,744,907
 Class A (a)(f)(h)............      1,578,948           3,157,896
                                                   --------------
                                                        8,083,164
                                                   --------------
TELEPHONE (0.6%)
BellSouth Corp................        163,050           6,566,024
SBC Communications, Inc.......        162,815           6,522,369
Verizon Communications,
 Inc..........................        122,560           6,556,960
                                                   --------------
                                                       19,645,353
                                                   --------------
TEXTILES--APPAREL MANUFACTURERS (0.0%) (B)
Hosiery Corp. of America, Inc.
 (a)..........................         17,400               1,740
                                                   --------------
Total Common Stocks
 (Cost $221,327,321)..........                        136,838,298
                                                   --------------

PREFERRED STOCKS (4.0%)

BROADCAST/MEDIA (1.7%)
Paxson Communications Corp.
 12.50% (j)...................         57,234          54,945,072
                                                   --------------

ENTERTAINMENT (0.0%) (B)
Alliance Entertainment Corp.
 Series A1 (a)................            447             447,000
 Series A2 (a)................            503             503,000
                                                   --------------
                                                          950,000
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              19
                                                                               -

MainStay High Yield Corporate Bond Fund


                                   SHARES              VALUE
                                   --------------------------
PREFERRED STOCKS (CONTINUED)

FINANCIAL--MISCELLANEOUS (0.3%)
North Atlantic Trading Co.,
 Inc.
 12.00% (j)...................        144,829      $    1,991,396
Pacific & Atlantic (Holdings)
 Inc.
 7.50%, Class A (f)(j)(r).....      1,160,157           6,380,864
                                                   --------------
                                                        8,372,260
                                                   --------------
MANUFACTURING--DIVERSIFIED (0.1%)
Colorado Prime Corp.
 (f)(k)(p)....................          7,820           2,041,145
                                                   --------------
PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A
 (c)(f)(q)(r).................        219,308           3,517,916
                                                   --------------

REAL ESTATE--INVESTMENT/MANAGEMENT (1.0%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c)..........         33,433          33,265,835
                                                   --------------

TECHNOLOGY (0.0%) (B)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (f)(j)(k)(r)......          9,204                  92
                                                   --------------

TELECOMMUNICATIONS--LONG DISTANCE (0.8%)
ICG Holdings, Inc.
 14.25% (h)(j)(k)(p)..........         33,954                 340
Nextel Communications, Inc.
 13.00%, Series D (j).........         45,591          28,266,135
                                                   --------------
                                                       28,266,475
                                                   --------------
TRANSPORTATION--SHIPPING (0.0%) (B)
Ermis Maritime
 Holdings Ltd. (f)(j)(k)(p)...        435,930               4,359
                                                   --------------
Total Preferred Stocks
 (Cost $211,776,745)..........                        131,363,154
                                                   --------------

RIGHTS (0.0%) (B)

HOMEBUILDING (0.0%) (B)
Amatek Industries Property
 Ltd.
 Common Rights (a)............          6,000                 300
 Preferred Rights (a).........      1,422,154             711,077
                                                   --------------
Total Rights
 (Cost $727,503)..............                            711,377
                                                   --------------

WARRANTS (0.1%)

BROADCAST/MEDIA (0.0%) (B)
UIH Australia/Pacific Inc.
 expire 5/15/06 (a)...........         24,315              24,315
                                                   --------------


                                   SHARES              VALUE
                                   ------------------------------

FINANCE (0.0%) (B)
ASAT Finance LLC
 expire 11/1/06 (a)(c)........          8,680      $      434,000
                                                   --------------

FINANCIAL--MISCELLANEOUS (0.0%) (B)
North Atlantic Trading Co.,
 Inc.
 expire 6/15/07 (a)(c)........             66                   1
                                                   --------------

HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(f).........      1,461,802           2,192,703
                                                   --------------

LEISURE TIME (0.0%) (B)
HF Holdings, Inc.
 expire 7/15/02 (a)...........         68,380              68,380
Windsor Woodmont Black Hawk
 Resort Corp.
 expire 3/15/10 (a)(c)........          8,500              43,563
                                                   --------------
                                                          111,943
                                                   --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.0%)
 (B)
Petro Stopping Centers
 Holdings L.P.
 expire 6/1/02 (a)(c).........         24,460             244,600
                                                   --------------

SPECIALIZED SERVICES (0.0%) (B)
Intertek Testing Services Ltd.
 (a)(f).......................            691             155,475
                                                   --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%)
 (B)
Colo.com, Inc.
 expire 3/15/10 (a)(c)........         21,680                 216
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c)........         28,380                 283
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)........         14,230             167,203
                                                   --------------
                                                          167,702
                                                   --------------
TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (B)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)...........        587,902               5,879
                                                   --------------
Total Warrants
 (Cost $22,432,763)...........                          3,336,618
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM INVESTMENTS (7.8%)

COMMERCIAL PAPER (5.8%)
American Express Credit Corp.
 3.75%, due 7/3/01............  $  21,740,000          21,733,204
Deutsche Bank Financial, Inc.
 3.92%, due 7/2/01............     30,000,000          29,993,458

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


20
-

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                 --------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
 3.75%, due 7/10/01...........  $  30,000,000      $   29,968,718
Prudential Funding LLC
 3.70%, due 7/20/01...........     30,000,000          29,938,276
UBS Finance Delaware LLC
 4.14%, due 7/2/01............     53,720,000          53,707,643
Wells Fargo & Co.
 3.70%, due 7/30/01...........     27,965,000          27,878,695
                                                   --------------
Total Commercial Paper
 (Cost $193,219,994)..........                        193,219,994
                                                   --------------
                                   SHARES
                                -------------
INVESTMENT COMPANY (1.8%)
Merrill Lynch Premier
 Institutional Fund...........     60,006,814          60,006,814
                                                   --------------
Total Investment Company
 (Cost $60,006,814)...........                         60,006,814
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM BONDS (0.2%)

ELECTRIC POWER COMPANIES (0.2%)
Southern California Edison Co.
 6.50%, due 6/1/49 (g)........  $   4,610,000           3,273,100
 6.6305%, due 2/2/02 (g)......      2,280,000           1,527,600
                                                   --------------
                                                        4,800,700
                                                   --------------
TEXTILES--APPAREL MANUFACTURERS (0.0%) (B)
Alpargatas S.A.I.C.
 Series 10
 11.75%, due 8/18/98
 (c)(g)(s)....................        800,000                 400
                                                   --------------
Total Short-Term Bonds
 (Cost $6,489,196)............                          4,801,100
                                                   --------------
Total Short-Term Investments
 (Cost $259,716,004)..........                        258,027,908
                                                   --------------
Total Investments
 (Cost $4,198,231,688) (t)....          100.0%      3,319,236,032(u)
Liabilities in Excess of
 Cash and Other Assets........           (0.0)(b)      (1,119,094)
                                         ----         -----------
Net Assets....................          100.0%     $3,318,116,938
                                        =====      ==============

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(f)  Restricted security.
(g)  Issue in default.
(h)  Issuer in bankruptcy.
(i1) 40,495 Units--each unit reflects $1,000 principal amount of 14.00% Senior Notes plus one dollar equity value certificate.
(i2) 27,091 Units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 0.1923 shares of Series A preferred stock.
(i3) 15,895 Units--each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(i4) 48,890 Units--each unit reflects $1,000 principal amount of 12.50% Senior Notes plus 1 warrant to acquire
     0.6628 shares of common stock.
(j) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k)  Illiquid security.
(l)  Floating rate. Rate shown is the rate in effect at June
     30, 2001.
(m)  Partially segregated for forward contracts.
(n)  Multiple tranche facilities.
(o)  Partially segregated for unfunded loan commitment.
(p)  Fair valued security.
(q)  Canadian security.
(r)  Convertible security.
(s) The company defaulted on the payment of principal to its creditors on maturity date.
(t) The cost for federal income tax purposes is $4,205,393,986.
     At June 30, 2001, net unrealized depreciation was
(u) $886,157,954, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,177,217 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $967,335,171.
(v) The following abbreviations are used in the above portfolio:
     DM--Security denominated in Deutsche Mark.
     E---Security denominated in Euro.
     L---Security denominated in Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              21
                                                                               -

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  4,198,231,688)............................................       $3,319,236,032
Cash........................................................                3,263
Receivables:
  Investment securities sold................................           92,247,148
  Dividends and interest....................................           70,545,826
  Fund shares sold..........................................           10,171,867
Unrealized appreciation on foreign currency forward
  contracts.................................................              702,700
                                                                   --------------
        Total assets........................................        3,492,906,836
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          132,653,603
  Fund shares redeemed......................................            4,243,940
  NYLIFE Distributors.......................................            2,360,543
  Manager...................................................            1,555,431
  Transfer agent............................................              793,290
  Custodian.................................................               29,253
  Trustees..................................................               22,173
Accrued expenses............................................              669,068
Dividend payable............................................           32,462,597
                                                                   --------------
        Total liabilities...................................          174,789,898
                                                                   --------------
Net assets..................................................       $3,318,116,938
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    1,029,501
  Class B...................................................            4,419,370
  Class C...................................................              251,471
Additional paid-in capital..................................        4,470,238,219
Accumulated distribution in excess of net investment
  income....................................................          (39,616,210)
Accumulated net realized loss on investments................         (239,052,225)
Accumulated net realized loss on foreign currency
  transactions..............................................             (761,522)
Net unrealized depreciation on investments..................         (878,995,656)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................              603,990
                                                                   --------------
Net assets..................................................       $3,318,116,938
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  599,707,436
                                                                   ==============
Shares of beneficial interest outstanding...................          102,950,127
                                                                   ==============
Net asset value per share outstanding.......................       $         5.83
Maximum sales charge (4.50% of offering price)..............                 0.27
                                                                   --------------
Maximum offering price per share outstanding................       $         6.10
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,572,055,542
                                                                   ==============
Shares of beneficial interest outstanding...................          441,936,923
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.82
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  146,353,960
                                                                   ==============
Shares of beneficial interest outstanding...................           25,147,128
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.82
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


22
-

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 186,030,658
  Dividends (a).............................................      9,005,675
                                                              -------------
    Total income............................................    195,036,333
                                                              -------------
Expenses:
  Manager...................................................     10,125,555
  Distribution--Class B.....................................     10,008,380
  Distribution--Class C.....................................        515,596
  Service--Class A..........................................        712,182
  Service--Class B..........................................      3,334,575
  Service--Class C..........................................        172,223
  Transfer agent............................................      2,557,939
  Professional..............................................        371,981
  Shareholder communication.................................        267,767
  Custodian.................................................        210,800
  Recordkeeping.............................................        181,911
  Registration..............................................         56,482
  Trustees..................................................         50,231
  Miscellaneous.............................................         36,624
                                                              -------------
    Total expenses before waiver............................     28,602,246
Fees waived by Manager......................................       (720,509)
                                                              -------------
    Net expenses............................................     27,881,737
                                                              -------------
Net investment income.......................................    167,154,596
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (168,605,291)
  Foreign currency transactions.............................       (761,522)
                                                              -------------
Net realized loss on investments and foreign currency
  transactions..............................................   (169,366,813)
                                                              -------------
Net change in unrealized depreciation on:
  Security transactions.....................................     21,901,825
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      8,073,321
                                                              -------------
Net unrealized gain on investments and foreign currency
  transactions..............................................     29,975,146
                                                              -------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (139,391,667)
                                                              -------------
Net increase in net assets resulting from operations........  $  27,762,929
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $51,144.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              23
                                                                               -

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2001*        2000
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 167,154,596    $  384,245,392
  Net realized loss on investments and foreign currency
    transactions............................................   (169,366,813)      (46,721,213)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     29,975,146      (588,513,134)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     27,762,929      (250,988,955)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (34,545,444)      (52,208,902)
    Class B.................................................   (147,199,290)     (320,551,315)
    Class C.................................................     (7,769,914)      (10,903,447)
  In excess of net investment income:
    Class A.................................................             --        (1,732,306)
    Class B.................................................             --       (10,635,980)
    Class C.................................................             --          (361,779)
  In excess of net realized gain on investments and foreign
    currency transactions:
    Class A.................................................             --        (3,395,928)
    Class B.................................................             --       (19,692,948)
    Class C.................................................             --          (793,420)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....   (189,514,648)     (420,276,025)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    382,903,272       476,173,677
    Class B.................................................    261,274,371       424,564,744
    Class C.................................................     74,512,813        89,533,009
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................     15,779,091        34,900,061
    Class B.................................................     76,769,229       224,409,082
    Class C.................................................      3,148,779         6,001,215
                                                              --------------   --------------
                                                                814,387,555     1,255,581,788
  Cost of shares redeemed:
    Class A.................................................   (222,748,627)     (335,283,516)
    Class B.................................................   (254,668,191)     (772,400,692)
    Class C.................................................    (29,899,926)      (34,717,533)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................    307,070,811)      113,180,047
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    145,319,092      (558,084,933)
NET ASSETS:
Beginning of period.........................................  3,172,797,846     3,730,882,779
                                                              --------------   --------------
End of period...............................................  $3,318,116,938   $3,172,797,846
                                                              ==============   ==============
Accumulated distribution in excess of net investment income
  at end of period..........................................  $ (39,616,210)   $  (12,730,065)
                                                              ==============   ==============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


24
-

                       This page intentionally left blank


                                                                              25
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                 -------------------------------------------------------------------------------
                                                 Six months
                                                   ended                             Year ended December 31,
                                                  June 30,       ---------------------------------------------------------------
                                                   2001+           2000          1999          1998          1997         1996
                                                 ----------      --------      --------      --------      --------     --------
Net asset value at beginning of period.....       $   6.10       $   7.41      $   7.54      $   8.16      $   8.27     $   7.92
                                                  --------       --------      --------      --------      --------     --------
Net investment income......................           0.34           0.80          0.79          0.75          0.74         0.72
Net realized and unrealized gain (loss) on
 investments...............................          (0.25)         (1.25)        (0.06)        (0.57)         0.23         0.52
Net realized and unrealized gain (loss) on
 foreign currency transactions.............           0.01           0.02          0.02         (0.01)        (0.00)(b)    (0.00)(b)
                                                  --------       --------      --------      --------      --------     --------
Total from investment operations...........           0.10          (0.43)         0.75          0.17          0.97         1.24
                                                  --------       --------      --------      --------      --------     --------
Less dividends and distributions:
 From net investment income................          (0.37)         (0.80)        (0.80)        (0.74)        (0.74)       (0.71)
 From net realized gain on investments.....             --             --         (0.03)        (0.03)        (0.34)       (0.18)
 In excess of net investment income........             --          (0.03)        (0.05)        (0.01)           --           --
 In excess of net realized gain on
   investments.............................             --          (0.05)           --         (0.01)           --           --
                                                  --------       --------      --------      --------      --------     --------
Total dividends and distributions..........          (0.37)         (0.88)        (0.88)        (0.79)        (1.08)       (0.89)
                                                  --------       --------      --------      --------      --------     --------
Net asset value at end of period...........       $   5.83       $   6.10      $   7.41      $   7.54      $   8.16     $   8.27
                                                  ========       ========      ========      ========      ========     ========
Total investment return (a)................           1.40%         (6.48%)       10.33%         2.07%        12.20%       16.33%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...................          10.53%++       11.35%        10.36%         9.40%         8.79%         9.0%
   Net expenses............................           1.03%++        1.03%         1.00%         1.00%         1.01%         1.0%
   Expenses (before waiver)................           1.07%++        1.07%         1.04%         1.04%         1.01%         1.0%
Portfolio turnover rate....................             30%            54%           83%          128%          128%         118%
Net assets at end of period (in 000's).....       $599,707       $456,770      $369,275      $278,181      $238,841     $116,805

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


26
-

                                       Class B                                                       Class C
    -----------------------------------------------------------------------------    ----------------------------------------
    Six months                                                                       Six months
      ended                           Year ended December 31,                          ended       Year ended     Year ended
     June 30,     ---------------------------------------------------------------     June 30,    December 31,   December 31,
      2001+          2000         1999         1998         1997          1996         2001+          2000           1999
    ----------    ----------   ----------   ----------   ----------    ----------    ----------   ------------   ------------
    $    6.09     $     7.40   $     7.53   $     8.15   $     8.26    $     7.92    $    6.09      $   7.40       $  7.53
    ----------    ----------   ----------   ----------   ----------    ----------    ----------     --------       -------
         0.31           0.74         0.73         0.69         0.69          0.67         0.31          0.74          0.73
        (0.25)         (1.25)       (0.06)       (0.57)        0.23          0.52        (0.25)        (1.25)        (0.06)
         0.01           0.02         0.02        (0.01)       (0.00)(b)      (0.00)(b)      0.01        0.02          0.02
    ----------    ----------   ----------   ----------   ----------    ----------    ----------     --------       -------
         0.07          (0.49)        0.69         0.11         0.92          1.19         0.07         (0.49)         0.69
    ----------    ----------   ----------   ----------   ----------    ----------    ----------     --------       -------
        (0.34)         (0.74)       (0.75)       (0.68)       (0.69)        (0.67)       (0.34)        (0.74)        (0.75)
           --             --        (0.03)       (0.03)       (0.34)        (0.18)          --            --         (0.03)
           --          (0.03)       (0.04)       (0.01)          --            --           --         (0.03)        (0.04)
           --          (0.05)          --        (0.01)          --            --           --         (0.05)           --
    ----------    ----------   ----------   ----------   ----------    ----------    ----------     --------       -------
        (0.34)         (0.82)       (0.82)       (0.73)       (1.03)        (0.85)       (0.34)        (0.82)        (0.82)
    ----------    ----------   ----------   ----------   ----------    ----------    ----------     --------       -------
    $    5.82     $     6.09   $     7.40   $     7.53   $     8.15    $     8.26    $    5.82      $   6.09       $  7.40
    ==========    ==========   ==========   ==========   ==========    ==========    ==========     ========       =======
         0.95%         (7.20%)       9.51%        1.31%       11.55%        15.58%        0.95%        (7.20%)        9.51%
         9.78%++       10.60%        9.61%        8.65%        8.18%          8.4%        9.78%++      10.60%         9.61%
         1.78%++        1.78%        1.75%        1.75%        1.62%          1.6%        1.78%++       1.78%         1.75%
         1.82%++        1.82%        1.79%        1.79%        1.62%          1.6%        1.82%++       1.82%         1.79%
           30%            54%          83%         128%         128%          118%          30%           54%           83%
    $2,572,056    $2,609,320   $3,294,427   $3,309,389   $3,380,439    $2,441,180    $ 146,354      $106,709       $67,181

        Class C
     -------------
     September 1*
        through
      December 31
         1998
     -------------
        $  7.43
        -------
           0.27
           0.15
          (0.01)
        -------
           0.41
        -------
          (0.27)
          (0.03)
             --
          (0.01)
        -------
          (0.31)
        -------
        $  7.53
        =======
           5.58%
           8.65%++
           1.75%++
           1.79%++
            128%
        $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              27
                                                                               -

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular


28
-

Notes to Financial Statements unaudited


trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued


                                                                              29
                                                                               -

MainStay High Yield Corporate Bond Fund


interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2001:

                                                               Contract        Contract
                                                                Amount          Amount         Unrealized
                                                                 Sold         Purchased       Appreciation
                                                              -----------    ------------    --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 9/25/01......................  E41,060,000    $ 35,059,081       $299,587
Pound Sterling vs. U.S. Dollar, expiring 9/26/01............  L76,897,800    $108,195,205        403,113
                                                                                                --------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                                    $702,700
                                                                                                ========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater,


30
-
respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At June 30, 2001 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2001:

                                                              Principal                                      Percent
                                           Date(s) of          Amount/                         6/30/01          of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
Carmike Cinemas, Inc.
  Bank debt, Revolver
  9.08%, due 11/10/02.................       6/12/01           $ 18,476,734   $ 16,439,209   $ 17,060,178      0.5%
Charter Communications Operating, LLC
  Bank debt, Term Loan
  8.91%, due 3/18/08..................   5/11/01-5/18/01         10,000,000      9,957,448      9,912,500      0.3
Colorado Prime Corp.
  Common Stock........................   5/6/97-11/10/99            332,373          3,324          3,324      0.0(a)
  Preferred Stock.....................   5/6/97-11/10/99              7,820     24,924,148      2,041,145      0.1
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (b)...............   6/23/98-4/1/01           1,219,291        199,016         91,447      0.0(a)
  10.00%, due 8/1/01 (b)..............   6/23/98-4/1/01           1,236,740        629,228        473,053      0.0(a)
  Preferred Stock
  Series A-1 (b)......................   6/18/98-2/24/00              9,204             92             92      0.0(a)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.................   3/17/98-2/9/01          28,340,400     24,533,396     24,134,685      0.7
  Preferred Stock (b).................    3/9/98-2/6/01             435,930              0(c)        4,359     0.0(a)
Foamex L.P.
  Bank debt, Revolver
  7.92%, due 12/30/06.................   1/6/00-6/14/01           8,619,944      8,453,770      7,757,950      0.2
FRI-MRD Corp.
  14.00%, due 1/24/02.................       7/2/98              19,000,000     19,248,317     12,350,000      0.4
  15.00%, due 1/24/02.................  8/12/97-12/22/99         55,050,000     54,929,153     37,434,000      1.1
Genesis Health Ventures, Inc.
  Bank debt, Revolver
  7.24%, due 9/30/03..................   2/15/00-5/10/01          2,984,541      2,001,778      2,020,534      0.1
  Bank debt, Term Loan B
  7.49%, due 9/30/04..................  12/20/99-5/24/00          6,243,845      4,574,127      4,245,815      0.1
  Bank debt, Term Loan C
  7.74%, due 6/1/05...................  12/20/99-5/24/00          6,212,997      4,457,477      4,224,838      0.1
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  8.625%, due 10/31/05................      12/15/98              4,851,328      4,851,328      4,633,018      0.1


                                                                              31
                                                                               -

MainStay High Yield Corporate Bond Fund

                                                              Principal                                      Percent
                                           Date(s) of          Amount/                         6/30/01          of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
GT Group Telecom Services Corp.
  Term Loan B
  8.6875%, due 6/30/08................       1/30/01           $ 12,103,256   $  9,145,045   $  9,531,314      0.3%
  Term Loan A
  10.00%, due 6/30/08.................       1/30/01             16,936,744     12,683,330     13,337,686      0.4
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04............   8/23/99-6/30/00         52,015,000     21,236,593     22,886,600      0.7
  Warrants, Class A...................   8/18/99-6/27/00          1,461,802      4,409,277      2,192,703      0.1
ICO Global Communications
  Holdings Ltd.
  Common Stock
  Class A.............................       5/10/00              1,578,948     16,500,007      3,157,896      0.1
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (b).............   11/8/96-5/1/01           6,842,842      6,678,576      3,421,421      0.1
  Warrants............................       11/8/96                    691        223,440        155,475      0.0(a)
Maxwell Communications Corp., PLC
  Facility A..........................  4/29/94-11/22/94          9,973,584              0(c)      199,472     0.0(a)
  Facility B..........................  4/29/94-11/22/94          1,131,066              0(c)       31,814     0.0(a)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.51%, due 9/30/04..................  12/20/99-5/24/00          5,738,421      3,899,996      4,189,047      0.1
  Bank debt, Term Loan C
  10.35%, due 6/1/05..................  12/20/99-5/24/00          1,902,987      1,281,401      1,389,180      0.1
  Bank debt, Revolver
  10.75%, due 9/30/03.................       2/15/00              1,622,680        940,513      1,176,443      0.0(a)
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (b)..................   5/21/98-5/5/00           1,160,157     10,326,121      6,380,864      0.2
Paperboard Industries
  International, Inc.
  Convertible Preferred Stock
  5.00%, Class A......................       5/5/98                 219,308      3,643,057      3,517,916      0.1
President Casinos, Inc.
  12.00%, due 9/15/01.................       12/3/98              7,567,000      7,567,000      6,053,600      0.1
Stone Container Corp.
  Bank debt, Term Loan E
  7.5935%, due 10/1/03................       7/16/97              3,862,228      3,828,528      3,871,884      0.1
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/02.................       5/26/00              1,433,218      1,139,864        716,609      0.0(a)
Treasure Bay Gaming & Resorts
  10.00%, due 11/1/03.................       5/1/96               1,565,195      1,565,195         78,260      0.0(a)
United Artists Theatre Circuit, Inc.
  Bank debt, Term Loan
  8.06%, due 2/2/05...................       5/9/01              11,692,318     11,691,753     11,210,010      0.4
  Common Stock........................       2/1/01                 371,083        339,579        742,166      0.1


32
-

                                                              Principal                                      Percent
                                           Date(s) of          Amount/                         6/30/01          of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
United Industries Corp.
  Bank debt, Revolver
  7.57%, due 1/20/05..................   3/26/01-5/30/01       $    429,537   $    429,537   $    396,248      0.0%(a)
  Bank debt, Term Loan A
  7.57%, due 1/20/05..................       3/26/01              1,584,943      1,433,184      1,462,110      0.1
Ziff Davis Media, Inc
  Bank debt, Term Loan B1
  7.51%, due 3/31/07..................       6/5/01                 191,944        169,383        171,214      0.0(a)
  Bank debt, Term Loan B2
  8.28%, due 3/31/07..................       6/5/01               1,850,134      1,632,568      1,650,320      0.1
                                                                              ------------   ------------      ---
                                                                              $295,965,758   $224,307,190      6.8%
                                                                              ============   ============      ===

---------------
(a) Less than one tenth of a percent.
(b) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(c) Less than one dollar.

COMMITMENTS AND CONTINGENCIES. As of June 30, 2001, the Fund had unfunded loan commitments pursuant to the following loan agreements:

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such


                                                                              33
                                                                               -

MainStay High Yield Corporate Bond Fund


amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change, which amounted to $4,270,190, had no impact on the Fund's total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by the Fund on December 31, 2000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.


34
-

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has


                                                                              35
                                                                               -

MainStay High Yield Corporate Bond Fund


voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $500 million. For the six months ended June 30, 2001 the Manager earned $10,125,555 and waived $720,509 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $152,289 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $7,388, $1,577,260 and $50,349, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $2,557,939.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000


36
-
for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $37,542 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $181,911 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $16,525,356 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund has elected to treat for federal income tax purposes approximately $45,168,874 of qualifying realized capital gains and foreign exchange gains that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $1,117,798 and $912,089, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.


                                                                              37
                                                                               -

MainStay High Yield Corporate Bond Fund


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              SIX MONTHS ENDED                  YEAR ENDED
                                               JUNE 30, 2001*                DECEMBER 31, 2000
                                         ---------------------------   -----------------------------
                                         CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
                                         -------   -------   -------   -------   --------   --------
Shares sold............................   61,310    42,060    11,954    67,130     59,778    12,639
Shares issued in reinvestment of
  dividends and distributions..........    2,548    12,397       502     5,161     33,184       897
                                         -------   -------   -------   -------   --------    ------
                                          63,858    54,457    12,456    72,291     92,962    13,536
Shares redeemed........................  (35,813)  (41,160)   (4,845)  (47,196)  (109,391)   (5,076)
                                         -------   -------   -------   -------   --------    ------
Net increase (decrease)................   28,045    13,297     7,611    25,095    (16,429)    8,460
                                         =======   =======   =======   =======   ========    ======

-------
* Unaudited.


38
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.


                                                                              39
                                                                               -

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSHY10-08/01
                                                               08

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Salomon Smith Barney
                                                              Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           27

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay International
Bond Fund versus Salomon Smith Barney
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year -8.01%, 5 Years 0.11%, Since Inception
3.40%
[Class A Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
PERIOD-END                                                                  FUND                              INDEX*
----------                                                      ---------------------------       -----------------------------
9/13/94                                                                 $   9550                           $  10000
12/94                                                                       9569                              10256
12/95                                                                      11356                              12261
12/96                                                                      12935                              12761
12/97                                                                      13171                              12218
12/98                                                                      14700                              14392
12/99                                                                      13492                              13661
12/00                                                                      12749                              13302
6/01                                                                       12553                              12401

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -9.23%, 5 Years -0.08%, Since Inception 3.40% Class C Total Returns: 1 Year -5.40%, 5 Years 0.32%, Since Inception 3.40% [Class B and Class C Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
PERIOD-END                                                                  FUND                              INDEX*
----------                                                      ---------------------------       -----------------------------
9/13/94                                                                 $  10000                            $ 10000
12/94                                                                      10020                              10256
12/95                                                                      11819                              12261
12/96                                                                      13371                              12761
12/97                                                                      13525                              12218
12/98                                                                      14985                              14392
12/99                                                                      13645                              13661
12/00                                                                      12796                              13302
6/01                                                                       12553                              12401

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

The first six months of 2001 represented a challenging period for international bonds. Aggressive easing moves by the U.S. Federal Reserve captured the attention of bond investors around the globe, as the world looked to the United States for signs of an economic recovery. The economic slowdown that prompted the Federal Reserve action appears to be spreading to Europe, where bond markets were relatively weak. Although the Japanese economy and currency were also weak, Japanese bonds performed well over the six-month period in local currency terms.

Emerging markets showed relatively strong performance over the first half of 2001, despite turmoil in Argentina and Turkey. Many currencies were volatile throughout the first six months of the year, with the Japanese yen declining 8% and the euro dropping 10%, both against the U.S. dollar.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay International Bond Fund returned -1.54% for Class A shares and -1.90% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -3.04% return of the average Lipper(1) international income fund over the same period. All share classes also outperformed the -6.78% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(2) for the first six months of 2001.

The Fund's strength relative to its peers during the reporting period resulted from its focus on U.S. dollar related obligations, emerging-market debt, and extensive currency hedging.

STRATEGIC POSITIONING

The Fund maintained a duration that was near market level or slightly longer through most of the first six months of 2001. We reduced the Fund's duration slightly at the end of the reporting period when we lowered the Fund's exposure to emerging-market debt, but overall, duration was not a major contributor to the Fund's relative performance.

In response to the Federal Reserve's surprise rate cut in early January 2001, we elected to increase the Fund's exposure to the U.S. bond market in two ways. First, we added holdings in both investment-grade and noninvestment-grade U.S. dollar-denominated emerging-market debt, which had a positive impact on the Fund's performance. We also increased the Fund's exposure in non-U.S. markets such as Australia that tend to closely track the performance of U.S. bonds. This move also had a positive impact on the Fund's performance for the first half of 2001.

-------


(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[CLASS A SHARES BAR GRAPH]

PERIOD-END                                                             TOTAL RETURN %
----------                                                            ----------------
12/94                                                                             0.20%
12/95                                                                            18.68%
12/96                                                                            13.90%
12/97                                                                             1.83%
12/98                                                                            11.61%
12/99                                                                            -8.22%
12/00                                                                            -5.50%
6/01                                                                             -1.54%

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote * on page 9 for more information on performance.


CLASS B AND CLASS C SHARES

[CLASS B AND CLASS C SHARES BAR GRAPH]

PERIOD-END                                                             TOTAL RETURN %
----------                                                            ----------------
12/94                                                                             0.20%
12/95                                                                            17.96%
12/96                                                                            13.13%
12/97                                                                             1.15%
12/98                                                                            10.79%
12/99                                                                            -8.94%
12/00                                                                            -6.22%
6/01                                                                             -1.90%

Class C share returns reflect the historical performance of the Class B shares through 8/31/98. See footnote * on page 9 for more information on performance.

During the reporting period, the best-performing developed market was Japan, with a 3.6% total return in local currency terms. Although the yen fell significantly against the dollar, the Fund pursued an aggressive hedging strategy that helped minimize the impact of currency translations. We started the reporting period with 22% of the portfolio invested in Japanese bonds and sold the bulk of the Fund's Japanese holdings in June, temporarily leaving the proceeds in cash.

The worst-performing market over the first six months of 2001 was Europe, which also suffered from currency weakness. Fortunately, the Fund's currency hedging helped to partially offset currency-related difficulties.

Emerging-market U.S. dollar-denominated debt was by far the best performing portion of the Fund's portfolio, with the J.P. Morgan Emerging Market Bond Index
(EMBI)(3) up more than 5% for the reporting period, despite setbacks in Argentina and Turkey.

As of June 30, 2001, the Fund had allocated approximately 56% of its assets in Europe and the U.K., 19% in emerging-market debt, 9% in Japanese yen debt, and 7% in Canadian dollar debt. The balance was allocated to in U.S. dollar short-term cash investments.

LOOKING AHEAD

Strategically, currency movements continue to influence international investment decisions. With the Federal Reserve at or near the end of its easing cycle, we expect growth to resume in the United States, which could help other markets see economic improvement. The Japanese economy remains weak, despite several measures to stimulate fiscal improvements. Europe is also showing signs of slower growth, which we believe will move the central bank to ease interest rates, prompting a rally in continental European bonds.

Japan is unlikely to raise interest rates in the near future, but with two-year notes yielding only 0.06% as of June 30, 2001, the country's bonds do not represent value. As usual, higher potential is likely to come where there is higher risk--in the emerging markets. We will continue to monitor the investment landscape, seeking opportunistic entry points in both government and corporate emerging-market debt.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

-------

(3) The J.P. Morgan Emerging Markets Bond Index--the EMBI--is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar denominated Brady bonds. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

   TARGETED DIVIDEND POLICY

   MainStay International Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Fund's dividend remained stable. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                       SINCE INCEPTION
                    1 YEAR   5 YEARS   THROUGH 6/30/01
    Class A         -3.68%     1.04%        4.10%
    Class B         -4.45%     0.32%        3.40%
    Class C         -4.45%     0.32%        3.40%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                       SINCE INCEPTION
                    1 YEAR   5 YEARS   THROUGH 6/30/01
    Class A         -8.01%     0.11%        3.40%
    Class B         -9.23%    -0.08%        3.40%
    Class C         -5.40%     0.32%        3.40%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                            SINCE INCEPTION
                     1 YEAR      5 YEARS    THROUGH 6/30/01
    Class A         24 out of   18 out of        9 out of
                    51 funds    32 funds        25 funds
    Class B         26 out of   21 out of       11 out of
                    51 funds    32 funds        22 funds
    Class C         26 out of   n/a             43 out of
                    51 funds                    47 funds
    Average Lipper
    international
    income fund     -0.98%      2.71%           4.16%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $7.62       $0.2784      $0.0000
    Class B     $7.62       $0.2400      $0.0000
    Class C     $7.62       $0.2400      $0.0000

-------

* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/01.

MainStay International Bond Fund

                                 PRINCIPAL
                                  AMOUNT              VALUE
                              --------------------------------
LONG-TERM BONDS (92.2%)+
BRADY BONDS (4.4%)

BRAZIL (1.7%)
Republic of Brazil
 Series 30 year
 6.00%, due 4/15/24.........   $      300,000      $   198,000
 Series 20 year
 8.00%, due 4/15/14.........          153,926          113,521
                                                   -----------
                                                       311,521
                                                   -----------

BULGARIA (2.7%)
Republic of Bulgaria
 Series PDI
 6.3125%, due 7/28/11 (c)...   $      616,000          483,560
                                                   -----------

Total Brady Bonds (Cost
 $788,858)..................                           795,081
                                                   -----------
CORPORATE BONDS (25.9%)

AUSTRIA (5.9%)
Oesterreichische
 Kontrollbank AG
 1.80%, due 3/22/10.........  Y   123,000,000        1,066,717
                                                   -----------

BRAZIL (1.1%)
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07.......   $      250,000          191,642
                                                   -----------

CHILE (1.4%)
HQI Transelec de Chile S.A.
 7.875%, due 4/15/11 (b)....   $      250,000          250,881
                                                   -----------
FRANCE (1.7%)
Axa S.A.
 7.125%, due 12/15/20.......   L      220,000          315,399
                                                   -----------

GERMANY (2.3%)
DePfa Deutsche
 Pfandbriefbank AG
 Series G3
 5.00%, due 2/3/05..........   E      490,000          418,149
                                                   -----------
MEXICO (3.4%)
Bepensa S.A. de C.V.
 Series REGS
 9.75%, due 9/30/04.........   $      170,000          171,569
Petroleos Mexicanos
 Series EMTN
 8.00%, due 10/7/03.........   E      500,000          434,578
                                                   -----------
                                                       606,147
                                                   -----------

                                 PRINCIPAL
                                  AMOUNT              VALUE
                              ---------------------------------

NETHERLANDS (2.0%)
TuranAlem Finance B.V.
 11.50%, due 6/28/04 (b)....   $      370,000      $   366,300
                                                   -----------

THAILAND (1.6%)
Total Access Communication
 Public Company Ltd.
 Series REGS
 8.375%, due 11/4/06........   $      315,000          288,489
                                                   -----------

UNITED STATES (6.5%)
Bayerische VBK New York
 4.50%, due 6/24/02.........   E      267,000          226,221
Ford Motor Credit Co.
 Series INTL
 1.20%, due 2/7/05..........  Y    35,000,000          284,214
Household Finance Corp.
 Series INTL
 5.875%, due 3/31/08........   E      800,000          669,336
                                                   -----------
                                                     1,179,771
                                                   -----------

Total Corporate Bonds (Cost
 $4,905,245)................                         4,683,495
                                                   -----------

GOVERNMENTS & FEDERAL AGENCIES (60.0%)

ARGENTINA (1.2%)
Republic of Argentina
 Series BGL4
 11.00%, due 10/9/06........   $      250,000          208,750
                                                   -----------

AUSTRALIA (1.5%)
Australian Government
 Series 803
 9.50%, due 8/15/03.........   A$     500,000          274,696
                                                   -----------

AUSTRIA (3.6%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03.........   E      778,000          658,455
                                                   -----------

BRAZIL (3.4%)
Republic of Brazil
 14.50%, due 10/15/09.......   $      600,000          621,000
                                                   -----------

CANADA (6.5%)
Canadian Government
 5.50%, due 6/1/10..........   C$   1,000,000          642,330
 6.00%, due 9/1/05..........          800,000          536,004
                                                   -----------
                                                     1,178,334
                                                   -----------

-----------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited




                                 PRINCIPAL
                                  AMOUNT              VALUE
                              --------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
FINLAND (2.8%)

Finnish Government
 5.75%, due 2/23/11.........   E      586,000      $   510,890
                                                   -----------

GERMANY (6.4%)
Bundesobligation
 Series 125
 5.00%, due 11/12/02........   E      400,000          341,670
Republic of Deutschland
 Series 00
 6.25%, due 1/4/30..........          900,000          816,005
                                                   -----------
                                                     1,157,675
                                                   -----------

ITALY (13.4%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05........   E    2,051,000        1,770,719
 5.50%, due 11/1/10.........          755,000          643,494
                                                   -----------
                                                     2,414,213
                                                   -----------

RUSSIA (3.9%)
Russian Federation
 Series REGS
 5.00%, due 3/31/30.........   $      880,000          415,360
 12.75%, due 6/24/28........          300,000          295,500
                                                   -----------
                                                       710,860
                                                   -----------

SPAIN (5.4%)
Bonos Y Obligacion del
 Estado
 4.50%, due 7/30/04.........   E      555,000          469,520
 5.15%, due 7/30/09.........          612,000          513,715
                                                   -----------
                                                       983,235
                                                   -----------
UNITED KINGDOM (10.8%)
United Kingdom Treasury
 Bonds
 5.75%, due 12/7/09.........   L      960,000        1,384,159
 6.75%, due 11/26/04........          235,000          343,226
 7.50%, due 12/7/06.........          143,000          219,509
                                                   -----------
                                                     1,946,894
                                                   -----------

VENEZUELA (1.1%)
Republic of Venezuela
 13.625%, due 8/15/18.......   $      200,000          194,000
                                                   -----------
Total Governments & Federal
 Agencies (Cost
 $11,811,033)...............                        10,859,002
                                                   -----------

                                 PRINCIPAL
                                  AMOUNT              VALUE
                              -------------------------------
LOAN PARTICIPATION (1.1%)
ALGERIA (1.1%)

Republic of Algeria
 Series YEN
 1.125%, due 3/4/10 (c).....  Y    35,000,000      $   200,650
                                                   -----------

Total Loan Participation
 (Cost $214,272)............                           200,650
                                                   -----------

YANKEE BOND (0.8%)

MEXICO (0.8%)
Innova S. de R.L.
 12.875%, due 4/1/07........   $      150,000          135,750
                                                   -----------

Total Yankee Bond (Cost
 $140,410)..................                           135,750
                                                   -----------

Total Long-Term Bonds (Cost
 $17,859,818)...............                        16,673,978
                                                   -----------
                                 NOTIONAL
                                  AMOUNT
                              ---------------
PURCHASED OPTIONS (1.0%)

UNITED STATES (1.0%)
U.S. Dollar Call/Euro Put
 Strike price E 0.87
 Expire 9/12/01 (a)(d)......        3,000,000          107,700
U.S. Dollar Call/Japanese
 Yen Put
 Strike price Y 120
 Expire 10/2/01 (a)(d)......        1,800,000           66,240
U.S. Dollar Call/Japanese
 Yen Put
 Strike price Y 128.5
 Expire 8/15/01 (a)(d)......        2,710,000            9,973
                                                   -----------

Total Purchased Options
 (Cost $117,931)............                           183,913
                                                   -----------
                                 PRINCIPAL
                                  AMOUNT
                              --------------
SHORT-TERM INVESTMENTS (2.7%)

COMMERCIAL PAPER (0.5%)
UBS Finance Delaware LLC
 4.14%, due 7/2/01..........   $      100,000           99,977
                                                   -----------

Total Commercial Paper (Cost
 $99,977)...................                            99,977
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund


                                  SHARES              VALUE
                              --------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

INVESTMENT COMPANY (2.2%)
Merrill Lynch Premier
 Institutional Fund.........          395,000      $   395,000
                                                   -----------

Total Investment Company
 (Cost $395,000)............                           395,000
                                                   -----------

Total Short-Term Investments
 (Cost $494,977)............                           494,977
                                                   -----------

Total Investments (Cost
 $18,472,726) (e)...........             95.9%      17,352,868(f)
Cash and Other Assets, Less
 Liabilities................              4.1          743,021
                                         ----      -----------
Net Assets..................            100.0%     $18,095,889
                                         ====      ===========

                                 NOTIONAL
                                  AMOUNT
                              ---------------
WRITTEN CALL OPTION (-0.1%)

UNITED STATES (-0.1%)
U.S. Dollar Call/Euro Put
 Strike price E 0.80
 Expire 8/31/01 (a)(d)......      (4,000,000)      $   (13,400)
Japanese Yen Call/U.S.
 Dollar Put
 Strike price Y 114.52
 Expire 10/2/01 (a)(d)......      (1,800,000)           (3,798)
                                                   -----------

Total Written Call Option
 (Premium $50,840)..........                       $   (17,198)
                                                   ===========

-------
(a) Non-income producing security.
(b) May be sold to institutional investors only.
(c) Floating rate. Rate shown is the rate in effect at June 30, 2001.
(d) Fair valued security.
(e) The cost for federal income tax purposes is $18,501,384.
(f) At June 30, 2001 net unrealized depreciation for securities was $1,148,516, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $190,495, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,339,011.
(g) The following abbreviations are used in the above portfolio:

     A$-- Australian Dollar
     C$-- Canadian Dollar
      E-- Euro
      Y-- Japanese Yen
      L-- Pound Sterling
      $-- U.S. Dollar


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $18,472,726)..............................................       $17,352,868
Cash denominated in foreign currencies (identified cost
  $116,778).................................................           116,525
Cash........................................................           508,361
Receivables:
  Interest..................................................           319,268
  Fund shares sold..........................................            28,523
Unrealized appreciation on foreign currency forward
  contracts.................................................           953,085
                                                                   -----------
        Total assets........................................        19,278,630
                                                                   -----------
LIABILITIES:
Written call option, at value (premium received $50,840)
  (Note 2)..................................................            17,198
Payables:
  Investment securities purchased...........................           466,547
  Transfer agent............................................            23,977
  NYLIFE Distributors.......................................             9,060
  Fund shares redeemed......................................             6,941
  Manager...................................................             6,681
  Custodian.................................................             4,739
  Trustees..................................................               193
Accrued expenses............................................            42,942
Unrealized depreciation on foreign currency forward
  contracts.................................................           501,767
Dividend payable............................................           102,696
                                                                   -----------
        Total liabilities...................................         1,182,741
                                                                   -----------
Net assets..................................................       $18,095,889
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    12,082
  Class B...................................................            11,280
  Class C...................................................               380
Additional paid-in capital..................................        22,045,845
Accumulated distribution in excess of net investment
  income....................................................          (787,697)
Accumulated net realized loss on investments................        (1,496,737)
Accumulated net realized loss on foreign currency
  transactions..............................................        (1,041,123)
Net unrealized depreciation on investments..................        (1,086,216)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           438,075
                                                                   -----------
Net assets..................................................       $18,095,889
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 9,207,610
                                                                   ===========
Shares of beneficial interest outstanding...................         1,208,159
                                                                   ===========
Net asset value per share outstanding.......................       $      7.62
Maximum sales charge (4.50% of offering price)..............              0.36
                                                                   -----------
Maximum offering price per share outstanding................       $      7.98
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 8,598,624
                                                                   ===========
Shares of beneficial interest outstanding...................         1,127,971
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.62
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   289,655
                                                                   ===========
Shares of beneficial interest outstanding...................            37,996
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.62
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $   656,496
                                                              -----------
Expenses:
  Manager...................................................       88,972
  Transfer agent............................................       71,625
  Distribution--Class B.....................................       33,931
  Distribution--Class C.....................................          933
  Service--Class A..........................................       20,154
  Service--Class B..........................................       11,311
  Service--Class C..........................................          311
  Professional..............................................       19,785
  Registration..............................................       16,678
  Custodian.................................................       11,116
  Shareholder communication.................................       11,057
  Recordkeeping.............................................        6,002
  Trustees..................................................          422
  Miscellaneous.............................................       13,252
                                                              -----------
    Total expenses before waiver............................      305,549
Fees waived by Manager......................................      (38,131)
                                                              -----------
    Net expenses............................................      267,418
                                                              -----------
Net investment income.......................................      389,078
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (249,367)
  Option transactions.......................................       62,907
  Foreign currency transactions.............................   (1,041,123)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,227,583)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................     (124,851)
  Written call option transactions..........................       31,666
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      419,535
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      326,350
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................     (901,233)
                                                              -----------
Net decrease in net assets resulting from operations........  $  (512,155)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    389,078    $   694,668
  Net realized loss on investments and foreign currency
    transactions............................................     (1,227,583)    (2,836,738)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........        326,350        645,808
                                                               ------------    -----------
  Net decrease in net assets resulting from operations......       (512,155)    (1,496,262)
                                                               ------------    -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on
    foreign currency transactions:
    Class A.................................................       (553,630)            --
    Class B.................................................       (278,067)            --
    Class C.................................................         (7,972)            --
  Return of capital
    Class A.................................................             --       (899,903)
    Class B.................................................             --       (647,462)
    Class C.................................................             --         (8,416)
                                                               ------------    -----------
      Total dividends and distributions to shareholders.....       (839,669)    (1,555,781)
                                                               ------------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      6,703,664      6,999,476
    Class B.................................................        396,060      1,183,793
    Class C.................................................        175,047        186,196
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................        293,532        429,612
    Class B.................................................        208,142        565,507
    Class C.................................................          5,844          7,363
                                                               ------------    -----------
                                                                  7,782,289      9,371,947
  Cost of shares redeemed:
    Class A.................................................    (12,811,536)    (2,301,270)
    Class B.................................................     (1,097,283)    (4,662,105)
    Class C.................................................       (109,333)        (1,809)
                                                               ------------    -----------
      Net increase (decrease) in net assets derived from
       capital share transactions...........................     (6,235,863)     2,406,763
                                                               ------------    -----------
      Net decrease in net assets............................     (7,587,687)      (645,280)
NET ASSETS:
Beginning of period.........................................     25,683,576     26,328,856
                                                               ------------    -----------
End of period...............................................   $ 18,095,889    $25,683,576
                                                               ============    ===========
Accumulated distribution in excess of net investment income
  at end of period..........................................   $   (787,697)   $  (173,104)
                                                               ============    ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                   -------------------------------------------------------------------------
                                                     Six
                                                    months
                                                    ended                          Year ended December 31,
                                                   June 30,      -----------------------------------------------------------
                                                    2001+         2000         1999         1998         1997         1996
                                                   --------      -------      -------      -------      -------      -------
Net asset value at beginning of period.......      $  8.02       $  9.07      $ 10.57      $ 10.10      $ 10.95      $ 10.43
                                                   -------       -------      -------      -------      -------      -------
Net investment income........................         0.13          0.25(a)      0.36         0.54         0.80         0.72
Net realized and unrealized gain (loss) on
  investments................................        (0.08)        (0.05)       (0.89)        0.58        (0.94)        0.27
Net realized and unrealized gain (loss) on
  foreign currency transactions..............        (0.17)        (0.71)       (0.33)        0.02         0.33         0.41
                                                   -------       -------      -------      -------      -------      -------
Total from investment operations.............        (0.12)        (0.51)       (0.86)        1.14         0.19         1.40
                                                   -------       -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net realized
    gain on foreign currency transactions....        (0.28)           --        (0.04)       (0.58)       (0.76)       (0.73)
  From net realized gain on investments......           --            --           --        (0.09)       (0.28)       (0.15)
  In excess of net realized gain on
    investments and foreign currency
    transactions.............................           --            --        (0.09)          --           --           --
  Return of capital..........................           --         (0.54)       (0.51)          --           --           --
                                                   -------       -------      -------      -------      -------      -------
Total dividends and distributions............        (0.28)        (0.54)       (0.64)       (0.67)       (1.04)       (0.88)
                                                   -------       -------      -------      -------      -------      -------
Net asset value at end of period.............      $  7.62       $  8.02      $  9.07      $ 10.57      $ 10.10      $ 10.95
                                                   =======       =======      =======      =======      =======      =======
Total investment return (b)..................        (1.54%)       (5.50%)      (8.22%)      11.61%        1.83%       13.90%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income....................         3.34%++       3.17%        3.80%        5.17%        5.35%         5.4%
    Net expenses.............................         1.83%++       1.86%        1.61%        1.59%        1.56%         1.5%
    Expenses (before waiver).................         2.13%++       2.16%        1.91%        1.89%        1.86%         1.8%
Portfolio turnover rate......................          108%          197%         281%         287%         179%          59%
Net assets at end of period (in 000's).......      $ 9,208       $15,907      $12,326      $15,542      $12,263      $11,965

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                    Class C
    ----------------------------------------------------------   -----------------------------------------------------
      Six                                                          Six
     months                                                       months                                  September 1*
     ended                 Year ended December 31,                ended      Year ended     Year ended      through
    June 30,   -----------------------------------------------   June 30,   December 31,   December 31,   December 31,
     2001+      2000      1999      1998      1997      1996      2001+         2000           1999           1998
    --------   -------   -------   -------   -------   -------   --------   ------------   ------------   ------------
    $  8.01    $  9.08   $ 10.59   $ 10.12   $ 10.98   $ 10.45   $  8.01      $  9.08        $ 10.59        $ 10.13
    -------    -------   -------   -------   -------   -------   -------      -------        -------        -------
       0.10       0.21(a)    0.29     0.46      0.74      0.64      0.10         0.21(a)        0.29           0.16
      (0.08)     (0.05)    (0.90)     0.58     (0.96)     0.27     (0.08)       (0.05)         (0.90)          0.53
      (0.17)     (0.73)    (0.33)     0.02      0.34      0.42     (0.17)       (0.73)         (0.33)          0.02
    -------    -------   -------   -------   -------   -------   -------      -------        -------        -------
      (0.15)     (0.57)    (0.94)     1.06      0.12      1.33     (0.15)       (0.57)         (0.94)          0.71
    -------    -------   -------   -------   -------   -------   -------      -------        -------        -------
      (0.24)        --     (0.03)    (0.50)    (0.70)    (0.65)    (0.24)          --          (0.03)         (0.16)
         --         --        --     (0.09)    (0.28)    (0.15)       --           --             --          (0.09)
         --         --     (0.09)       --        --        --        --           --          (0.09)            --
         --      (0.50)    (0.45)       --        --        --        --        (0.50)         (0.45)            --
    -------    -------   -------   -------   -------   -------   -------      -------        -------        -------
      (0.24)     (0.50)    (0.57)    (0.59)    (0.98)    (0.80)    (0.24)       (0.50)         (0.57)         (0.25)
    -------    -------   -------   -------   -------   -------   -------      -------        -------        -------
    $  7.62    $  8.01   $  9.08   $ 10.59   $ 10.12   $ 10.98   $  7.62      $  8.01        $  9.08        $ 10.59
    =======    =======   =======   =======   =======   =======   =======      =======        =======        =======
      (1.90%)    (6.22%)   (8.94%)   10.79%     1.15%    13.13%    (1.90%)      (6.22%)        (8.94%)         7.05%
       2.59%++    2.42%     3.05%     4.42%     4.69%      4.8%     2.59%++      2.42%          3.05%          4.42%++
       2.58%++    2.61%     2.36%     2.34%     2.22%      2.1%     2.58%++      2.61%          2.36%          2.34%++
       2.88%++    2.91%     2.66%     2.64%     2.52%      2.4%     2.88%++      2.91%          2.66%          2.64%++
        108%       197%      281%      287%      179%       59%      108%         197%           281%           287%
    $ 8,599    $ 9,546   $13,955   $18,797   $20,870   $19,020   $   290      $   231        $    48        $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economical instability, less publicly available information, and changes in tax or currency laws or monetary policy.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

Notes to Financial Statements unaudited

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

MainStay International Bond Fund

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2001:

                                                       CONTRACT         CONTRACT        UNREALIZED
                                                        AMOUNT           AMOUNT       APPRECIATION/
                                                         SOLD           PURCHASED     (DEPRECIATION)
                                                    ---------------   -------------   --------------
Foreign Currency Sale Contracts
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  9/24/01.........................................  A$      588,628   $     300,000     $   1,705
Canadian Dollar vs. U.S. Dollar, expiring
  7/16/01.........................................  C$    5,303,000   $   3,448,615       (44,636)
Euro vs. U.S. Dollar, expiring 7/10/01............  E     7,787,000   $   7,264,807       673,698
Euro vs. U.S. Dollar, expiring 7/10/01............  E     3,323,884   $   2,950,000       136,583
Pound Sterling vs. U.S. Dollar, expiring
  7/10/01.........................................  L     1,701,000   $   2,483,843        92,514
Pound Sterling vs. Euro, expiring 9/11/01.........  L       202,463   E     330,000        (5,028)
                                                       CONTRACT         CONTRACT
                                                        AMOUNT           AMOUNT
                                                       PURCHASED          SOLD
                                                    ---------------   -------------
Foreign Currency Buy Contracts
-------------------------------
Canadian Dollar vs. U.S. Dollar, expiring
  7/16/01.........................................  C$    3,910,000   $   2,527,054        48,585
Euro vs. U.S. Dollar, expiring 7/10/01............  E       608,016   $     543,974       (29,334)
Euro vs. U.S. Dollar, expiring 7/10/01............  E     6,541,672   $   5,933,145      (396,112)
Euro vs. U.S. Dollar, expiring 7/10/01............  E       500,000   $     434,000       (10,788)
Japanese Yen vs. U.S. Dollar, expiring 9/28/01....  Y   126,800,000   $   1,033,583        (7,040)
Pound Sterling vs. U.S. Dollar, expiring
  7/10/01.........................................  L       422,200   $     602,373        (8,829)
                                                                                        ---------
Net unrealized appreciation on foreign currency
  forward contracts...............................                                      $ 451,318
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2001 was as follows:

                                                               NOTIONAL
                                                                AMOUNT       PREMIUM
                                                              -----------   ---------
Options outstanding at December 31, 2000....................   (2,435,000)  $ (15,584)
Options--written............................................  (15,345,000)   (132,778)
Options--buybacks...........................................    9,545,000      81,938
Options--expired............................................    2,435,000      15,584
                                                              -----------   ---------
Options outstanding at June 30, 2001........................   (5,800,000)  $ (50,840)
                                                              ===========   =========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax

MainStay International Bond Fund

purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on any Fund's total net assets but resulted in a reduction in cost of securities of $164,002, and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by each Fund on December 31, 2000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2001:

             CURRENCY                 COST     VALUE
---------------------------------  ---------  --------
Euro                 E     68,215   $ 58,534  $ 57,751
Pound Sterling       L     41,791     58,244    58,774
                                    --------  --------
                                    $116,778  $116,525
                                    ========  ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has

MainStay International Bond Fund

agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reaches $50 million in net assets. For the six months ended June 30, 2001, the Manager earned $88,972 and waived $38,131 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager paid the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $227 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class B shares of $19 and $5,338, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $71,625.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with net asset value of $5,984,400 which represents 65.0% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $327 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,002 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $1,251,891 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                   AMOUNT
AVAILABLE THROUGH                                             (000's)
-----------------                                             --------
     2007...................................................   $  403
     2008...................................................      849
                                                               ------
                                                               $1,252
                                                               ======

In addition, the fund elected to treat for federal income tax purposes $190,866 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000's):

During the six months ended June 30, 2001, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $24,679 and $28,840, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the six months ended June 30, 2001.

MainStay International Bond Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                                      SIX MONTHS ENDED                 YEAR ENDED
                                                       JUNE 30, 2001*               DECEMBER 31, 2000
                                                 ---------------------------   ---------------------------
                                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------   -------   -------   -------
Shares sold....................................     847       50        22       854       141       23
Shares issued in reinvestment of dividends and
  distributions................................      37       27         1        53        69        1
                                                 ------     ----       ---      ----      ----       --
                                                    884       77        23       907       210       24
Shares redeemed................................  (1,659)    (140)      (14)     (282)     (555)      --(a)
                                                 ------     ----       ---      ----      ----       --
Net increase (decrease)........................    (775)     (63)        9       625      (345)      24
                                                 ======     ====       ===      ====      ====       ==

-------

 *   Unaudited.
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

--------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSIB10-08/01
                                                    09

[RECYCLE LOGO]


                                                           [MAINSTAY FUNDS LOGO]

 MainStay(R)
 International Bond Fund

 SEMIANNUAL REPORT
 UNAUDITED
 JUNE 30, 2001


 [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE Index--Class A, Class B,
                                                              and Class C Shares                               3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           26

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES Total Returns: 1 Year -28.06%, 5 Years 1.18%, Since Inception
2.25%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
Period-end                                                                  FUND                    INTERNATIONAL EAFE INDEX*
----------                                                     -----------------------------        -------------------------
9/13/94                                                                 $  9450.00                         $ 10000.00
12/94                                                                      9233.00                            9586.00
12/95                                                                      9718.00                           10661.00
12/96                                                                     10669.00                           11306.00
12/97                                                                     11151.00                           11507.00
12/98                                                                     13400.00                           13808.00
12/99                                                                     17090.00                           17532.00
12/00                                                                     13447.00                           15048.00
6/01                                                                      11634.00                           12810.00

CLASS B SHARES Total Returns: 1 Year -28.12%, 5 Years 1.25%, Since Inception
2.40%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
Period-end                                                                  FUND                    INTERNATIONAL EAFE INDEX*
----------                                                     -----------------------------        -------------------------
9/13/94                                                                 $ 10000.00                         $ 10000.00
12/94                                                                      9770.00                            9586.00
12/95                                                                     10187.00                           10661.00
12/96                                                                     11109.00                           11306.00
12/97                                                                     11529.00                           11507.00
12/98                                                                     13759.00                           13808.00
12/99                                                                     17418.00                           17532.00
12/00                                                                     13637.00                           15048.00
6/01                                                                      11751.00                           12810.00

CLASS C SHARES Total Returns: 1 Year -25.18%, 5 Years 1.60%, Since Inception
2.38%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
Period-end                                                                  FUND                    INTERNATIONAL EAFE INDEX*
----------                                                     -----------------------------        -------------------------
9/13/94                                                                 $ 10000.00                         $ 10000.00
12/94                                                                      9770.00                            9586.00
12/95                                                                     10187.00                           10661.00
12/96                                                                     11109.00                           11306.00
12/97                                                                     11529.00                           11507.00
12/98                                                                     13759.00                           13808.00
12/99                                                                     17418.00                           17532.00
12/00                                                                     13637.00                           15048.00
6/01                                                                      11738.00                           12810.00


-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

During the first half of 2001, weakness and volatility were evident in most international equity markets. When Japan's new prime minister, Junichiro Koizumi, took office, he promptly introduced radical economic reform measures. Over the long run, this may be positive for Japanese equities, but over the short term, we believe the measures may put additional strain on an already fragile economy.

The European economy, which had been serving as an investor oasis, decelerated unexpectedly during the second quarter of 2001. Asian markets outside of Japan have also seen a substantial drop-off in business activity. Many observers believe that until the U.S. economy shows clear signs of a solid recovery, the rest of the world will find it difficult to grow.

Much of the volatility and decline in international equity markets has been focused in the telecommunications, media, and technology sectors. With earnings expectations in these sectors falling faster than stock prices, valuations appear to be stretched, even after substantial declines.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay International Equity Fund returned -13.48% for Class A shares, -13.83% for Class B shares, and -13.93% for Class C shares, excluding all sales charges. All share classes outperformed the -14.29% return of the average Lipper(1) international fund over the same period. All share classes also outperformed the -14.87% return of the MSCI EAFE Index Index(2) for the first six months of 2001.

Some of the Fund's outperformance can be attributed to its new, bottom-up investment approach, implemented during the second quarter of 2001. The portfolio was restructured to reduce holdings from over 200 stocks to about 80 issues. In addition, we positioned the Fund more defensively, which we believe was prudent in an uncertain global economy.

STRONG AND WEAK PERFORMERS

The security that added the most value to the Fund in the first half of 2001 was issued by Hong Kong Electric, a regulated electric utility. The stock, which was the Fund's largest holding as of June 30, 2001, advanced on the company's strong and highly visible earnings. Groupe Danone, a global food and beverage company with operations in both developed and emerging markets, was also a significant positive contributor to the Fund's performance. The shares benefited from a flight-to-quality shift into defensive names. We continue to hold the position, believing it still has potential.

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/94                                                                            -2.30%
12/95                                                                             5.25%
12/96                                                                             9.78%
12/97                                                                             4.52%
12/98                                                                            20.17%
12/99                                                                            27.54%
12/00                                                                           -21.52%
6/01                                                                            -13.48%

Returns reflect the historical performance of the Class B shares through 12/31/94. See footnote * on page 9 for more information on performance.

CLASS B SHARES

[BAR GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/94                                                                            -2.30%
12/95                                                                             4.27%
12/96                                                                             9.05%
12/97                                                                             3.78%
12/98                                                                            19.34%
12/99                                                                            26.60%
12/00                                                                           -21.71%
6/01                                                                            -13.83%

See footnote * on page 9 for more information on performance.

Novartis AG, which manufactures pharmaceuticals and nutrition products, detracted from the Fund's performance when the company failed to receive regulatory approval for a new gastrointestinal medicine. We continue to hold the shares, since we believe the setback is temporary and the stock's risk/reward profile remains compelling. Nokia also took a toll on the Fund's performance when the telecommunications-equipment sector as a whole declined significantly. We have confidence in the company's ability to recover and have used the lower prices to accumulate more shares for the Fund. We anticipate a turnaround for the strongest names in the telecommunications sector in 2002.

CLASS C SHARES

[BAR GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/94                                                                            -2.30%
12/95                                                                             4.27%
12/96                                                                             9.05%
12/97                                                                             3.78%
12/98                                                                            19.34%
12/99                                                                            26.60%
12/00                                                                           -21.71%
6/01                                                                            -13.93%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

STRATEGIC POSITIONING

The Fund selects stocks on a bottom-up basis, individually evaluating securities for their growth potential. As a result of this bottom-up selection process, at the end of June 2001, the Fund was significantly overweighted in defensive sectors, such as consumer staples, pharmaceuticals, and utilities, with a small but overweighted position in financial stocks. The Fund benefited from its underweighted positions in telecommunications services, information technology, and industrials, all of which showed weakness during the reporting period.

The Fund's bottom-up selection process also led to regional variations in the Fund's holdings. We found the investment potential in Japanese stocks generally less compelling than the potential of issues in Europe and the rest of Asia. As a result, the Fund ended the semiannual period underweighted in Japanese equities relative to its benchmark.

LOOKING AHEAD

We do not anticipate a major rebound in business activity in the near term. As a result, we expect to maintain the Fund's overweighted position in defensive sectors until the global economic outlook brightens. At the same time, we remain alert and willing to take advantage of opportunities that may arise in challenged sectors, such as technology and media, should prices correct to a point where values appear compelling.

Whatever the global economy or individual markets may bring, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting of primarily non-U.S. equity securities. Current income will remain a secondary objective.

Rupal Bhansali
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/01
Class A           -23.88%        2.34%          3.10%
Class B           -24.34%        1.62%          2.40%
Class C           -24.42%        1.60%          2.38%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                           SINCE INCEPTION
                   1 YEAR       5 YEARS    THROUGH 6/30/01
Class A           -28.06%        1.18%          2.25%
Class B           -28.12%        1.25%          2.40%
Class C           -25.18%        1.60%          2.38%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                            SINCE INCEPTION
                   1 YEAR       5 YEARS     THROUGH 6/30/01
Class A          289 out of    217 out of       170 out of
                 710 funds     323 funds        218 funds
Class B          302 out of    241 out of       152 out of
                 710 funds     323 funds        191 funds
Class C          310 out of    n/a              480 out of
                 710 funds                      540 funds
Average Lipper
international
fund              -24.08%        4.26%          4.76%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

                NAV 6/30/01     INCOME      CAPITAL GAINS
Class A            $9.50        $0.0000        $0.0000
Class B            $9.22        $0.0000        $0.0000
Class C            $9.21        $0.0000        $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 6/30/01.

MainStay International Equity Fund

                                      SHARES           VALUE
                                    ---------------------------
COMMON STOCK (85.3%)+

AUSTRALIA (1.4%)
AMP, Ltd. (insurance).............      26,000      $   290,540
Commonwealth Bank of Australia
 (banking)........................      14,360          249,169
National Australia Bank, Ltd.
 (banking)........................      41,225          734,213
                                                    -----------
                                                      1,273,922
                                                    -----------
BELGIUM (1.9%)
Electrabel, S.A.
 (utilities-electrical & gas).....       2,215          437,299
Fortis AG (insurance).............      54,445        1,313,650
                                                    -----------
                                                      1,750,949
                                                    -----------
FINLAND (1.9%)
Nokia Oyj Class A (electrical &
 electronics) (c).................      76,118        1,725,093
                                                    -----------

FRANCE (14.2%)
Air Liquide, S.A. (chemicals).....           1              144
Aventis, S.A. (health & personal
 care)............................      11,626          928,151
AXA, S.A. (insurance).............      15,336          436,892
BNP Paribas, S.A. (banking).......       5,185          451,251
Dexia (business & public
 services)........................     203,710        3,211,210
Groupe Danone, S.A. (food &
 household products)..............      24,870        3,412,994
L'Oreal, S.A. (health & personal
 care)............................       9,475          611,640
Pernod-Ricard, S.A. (beverages &
 tobacco).........................       3,500          245,344
Sanofi-Synthelabo, S.A. (health &
 personal care)...................      16,090        1,055,685
Societe Generale, S.A. Class A
 (banking)........................       5,680          336,367
Suez S.A. (business & public
 services)........................      27,623          888,651
Suez, S.A. Strip (business &
 public services) (a)(d)..........      14,450              122
Total Fina Elf, S.A. (energy
 sources) (c).....................      11,123        1,557,522
Total Fina Elf, S.A. Strip
 (energy sources) (a)(d)..........       3,780               32
                                                    -----------
                                                     13,136,005
                                                    -----------
GERMANY (4.6%)
Allianz AG Registered
 (insurance)......................       2,450          719,112
Bayerische Motoren Werke (BMW) AG
 (automobiles)....................      38,725        1,275,316
E.On AG (utilities-electrical &
 gas).............................      17,700          920,065
Henkel KGaA (multi-industry)......      10,608          615,178
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)......................       1,100          308,712
RWE AG (utilities-electrical &
 gas).............................      11,655          461,780
                                                    -----------
                                                      4,300,163
                                                    -----------

                                      SHARES           VALUE
                                    ---------------------------
HONG KONG (6.5%)
Hang Seng Bank, Ltd. (banking)....      50,000      $   512,828
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas).....   1,152,000        4,430,834
Yue Yuen Industrial Holdings, Ltd.
 (recreation & other consumer
 goods)...........................     520,000        1,033,348
                                                    -----------
                                                      5,977,010
                                                    -----------
IRELAND (1.3%)
Allied Irish Banks PLC
 (banking)........................      61,098          682,775
CRH PLC (building materials &
 components)......................      28,624          479,813
                                                    -----------
                                                      1,162,588
                                                    -----------
ITALY (1.0%)
ENI S.p.A. (energy sources).......      78,985          962,906
                                                    -----------

JAPAN (7.5%)
Canon, Inc. (data processing &
 reproduction)....................      68,000        2,747,929
Honda Motor Co., Ltd.
 (automobiles)....................      19,000          834,834
Nissan Motor Co., Ltd.
 (automobiles)....................      44,000          303,754
Sankyo Co., Ltd. (health &
 personal care)...................      43,000          775,741
Sony Corp. (appliances & household
 durables)........................      10,500          690,350
Sumitomo Mitsui Banking Corp.
 (banking)........................         800            6,607
Takeda Chemical Industries, Ltd.
 (health & personal care).........      13,000          604,557
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal care)....      33,000          926,079
                                                    -----------
                                                      6,889,851
                                                    -----------
NETHERLANDS (7.1%)
Heineken N.V. (beverages &
 tobacco).........................       7,396          298,232
ING Groep N.V. (financial
 services)........................      13,180          861,409
Koninklijke Ahold N.V.
 (merchandising)..................       8,800          275,652
Royal Dutch Petroleum Co. (energy
 sources).........................      19,318        1,111,783
TNT Post Group N.V. (business &
 public services).................     140,890        2,940,179
Unilever (CVA) N.V. (food &
 household products)..............      18,444        1,105,516
                                                    -----------
                                                      6,592,771
                                                    -----------
SINGAPORE (2.1%)
DBS Group Holdings, Ltd.
 (banking)........................     164,000        1,206,146
Singapore Press Holdings, Ltd.
 (broadcasting & publishing)......      68,000          746,432
                                                    -----------
                                                      1,952,578
                                                    -----------
SPAIN (2.3%)
Banco Popular Espanol, S.A.
 (banking)........................      37,409        1,307,669
Iberdrola, S.A.
 (utilities-electrical & gas).....      33,437          428,861
Repsol, S.A. (energy sources).....      21,180          349,653
                                                    -----------
                                                      2,086,183
                                                    -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                      SHARES           VALUE
                                    ---------------------------
SWEDEN (4.3%)
AstraZeneca AB Series A (health &
 personal care)...................      16,295      $   752,968
Nordea AB FDR (banking)...........     564,548        3,202,229
                                                    -----------
                                                      3,955,197
                                                    -----------
SWITZERLAND (9.8%)
Credit Suisse Group Registered
 (banking)........................       3,395          558,121
Nestle S.A. Registered (food &
 household products)..............       8,242        1,751,568
Novartis AG Registered (health &
 personal care)...................      85,475        3,093,266
Roche Holdings AG Genusscheine
 (health & personal care).........      11,700          842,920
Swiss Re Registered (insurance)...         232          463,613
UBS AG Registered (banking).......       7,569        1,084,293
Zurich Financial Services AG
 (insurance)......................       3,745        1,276,987
                                                    -----------
                                                      9,070,768
                                                    -----------
UNITED KINGDOM (18.7%)
Abbey National PLC (banking)......      27,930          489,042
Amvescap PLC (financial
 services)........................      25,800          448,118
Bass PLC (leisure & tourism)......      55,061          575,359
BG Group PLC (utilities-electrical
 & gas)...........................      68,911          271,607
Boots Co. PLC (merchandising).....      48,715          411,759
BP Amoco PLC (energy sources).....      80,664          663,087
Diageo PLC (beverages &
 tobacco).........................      51,978          570,191
GlaxoSmithKline PLC (health &
 personal care)...................      67,589        1,901,131
Kingfisher PLC (merchandising)....     176,312          954,040
Lloyds TSB Group PLC (banking)....     214,243        2,143,817
Prudential PLC (insurance)........     239,073        2,894,941
Reckitt Benckiser PLC (food &
 household products)..............      33,530          483,352
Rentokil Initial PLC (business &
 public services).................     331,885        1,124,892
Rio Tinto PLC Registered (metals-
 nonferrous)......................      33,870          601,147
Sainsbury (J.) PLC
 (merchandising)..................      34,475          214,911
Tesco PLC (merchandising).........     118,650          428,017
Vodafone Group PLC
 (telecommunications).............     785,753        1,740,495
WPP Group PLC (business & public
 services)........................     142,806        1,405,887
                                                    -----------
                                                     17,321,793
                                                    -----------
UNITED STATES (0.7%)
Pharmacia Corp. SDR (health &
 personal care)...................      14,305          666,271
                                                    -----------
Total Common Stocks
 (Cost $77,991,839)...............                   78,824,048
                                                    -----------
                                     NOTIONAL
                                      AMOUNT           VALUE
                                    ---------------------------
PURCHASED OPTION (0.0%) (b)

UNITED STATES (0.0%) (b)
U.S. Dollar Call/Japanese Yen Put
 Strike price Y128.5
 Expire 8/15/01 (a)(g)............   9,975,000      $    36,708
                                                    -----------
Total Purchased Option
 (Cost $120,698)..................                       36,708
                                                    -----------
                                    PRINCIPAL
                                      AMOUNT
                                    ----------
SHORT-TERM INVESTMENTS (4.9%)

COMMERCIAL PAPER (2.7%)
UNITED STATES (2.7%)
UBS Finance Corp.
 4.14%, due 7/2/01
 (financial services).............  $2,500,000        2,499,425
                                                    -----------
                                      SHARES
                                    ----------
INVESTMENT COMPANY (2.2%)
UNITED STATES (2.2%)
Merrill Lynch Premier
 Institutional Fund (investment
 company).........................   2,000,000        2,000,000
                                                    -----------
Total Short-Term Investments
 (Cost $4,499,425)................                    4,499,425
                                                    -----------
Total Investments
 (Cost $82,611,962) (e)...........        90.2%      83,360,181(f)
Cash and Other Assets,
 Less Liabilities.................         9.8        9,062,329
                                    ----------      -----------
Net Assets........................       100.0%     $92,422,510
                                    ==========      ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated for forward foreign
     currency contracts.
(d)  Strip securities represent a secondary class of shares
     traded in the foreign market.
(e)  The cost for federal income tax purposes is $83,355,568.
(f)  At June 30, 2001 net unrealized appreciation for
     securities was $4,613, based on cost for federal income
     tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $5,708,546 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $5,703,933.
(g)  The following abbreviation is used in the above
     portfolio:
     Y--Japanese Yen.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

The table below sets forth the diversification of International Equity Fund investments excluding currency options by industry.

                                       VALUE      PERCENT+
                                    ----------------------
INDUSTRY DIVERSIFICATION
Appliances & Household Durables...  $   690,349      0.7%
Automobiles.......................    2,413,904      2.6
Banking...........................   12,964,526     14.0
Beverages & Tobacco...............    1,113,767      1.2
Broadcasting & Publishing.........      746,432      0.8
Building Materials & Components...      479,813      0.5
Business & Public Services........    9,570,942     10.4
Chemicals.........................          144      0.0*
Data Processing & Reproduction....    2,747,929      3.0
Electrical & Electronics..........    1,725,093      1.9
Energy Sources....................    4,644,982      5.0
Financial Services................    3,808,953      4.1
Food & Household Products.........    6,753,430      7.3
Health & Personal Care............   12,158,412     13.2
Insurance.........................    7,704,446      8.3
Investment Bank/Broker............    2,000,000      2.2
Leisure & Tourism.................      575,359      0.6
Merchandising.....................    2,284,379      2.5
Metals-Nonferrous.................      601,147      0.7
Multi-Industry....................      615,178      0.7
Recreation & Other Consumer
 Goods............................    1,033,348      1.1
Telecommunications................    1,740,495      1.9
Utilities-Electrical & Gas........    6,950,445      7.5
                                    -----------    -----
                                     83,323,473     90.2
Cash and Other Assets,
 Less Liabilities.................    9,099,037      9.8
                                    -----------    -----
Net Assets........................  $92,422,510    100.0%
                                    ===========    =====

-------
+ Percentages indicated are based on Fund net assets.

* Less than one tenth of a percent
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $82,611,962)..............................................       $ 83,360,181
Cash denominated in foreign currencies (identified cost
  $3,353,632)...............................................          3,316,391
Receivables:
  Fund shares sold..........................................          6,313,926
  Investment securities sold................................          4,809,199
  Dividends and interest....................................            279,723
Unrealized appreciation on foreign currency forward
  contracts.................................................            723,797
                                                                   ------------
  Total assets..............................................         98,803,217
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          5,594,766
  Custodian.................................................            195,542
  Transfer agent............................................             81,770
  Manager...................................................             72,199
  Fund shares redeemed......................................             60,609
  NYLIFE Distributors.......................................             34,795
  Professional..............................................             21,045
  Trustees..................................................                846
Accrued expenses............................................             45,253
Unrealized depreciation on foreign currency forward
  contracts.................................................            273,882
                                                                   ------------
  Total liabilities.........................................          6,380,707
                                                                   ------------
Net assets..................................................       $ 92,422,510
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     36,069
  Class B...................................................             61,408
  Class C...................................................              1,682
Additional paid-in capital..................................         97,753,388
Accumulated net investment loss.............................           (702,107)
Accumulated undistributed net realized loss on
  investments...............................................         (6,356,881)
Accumulated net realized gain on foreign currency
  transactions..............................................            506,030
Net unrealized appreciation on investments and purchased
  options...................................................            748,230
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            374,691
                                                                   ------------
Net assets..................................................       $ 92,422,510
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 34,251,255
                                                                   ============
Shares of beneficial interest outstanding...................          3,606,896
                                                                   ============
Net asset value per share outstanding.......................       $       9.50
Maximum sales charge (5.50% of offering price)..............               0.55
                                                                   ------------
Maximum offering price per share outstanding................       $      10.05
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 56,621,921
                                                                   ============
Shares of beneficial interest outstanding...................          6,140,808
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.22
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,549,334
                                                                   ============
Shares of beneficial interest outstanding...................            168,217
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.21
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,220,319
  Interest..................................................        53,552
                                                              ------------
    Total income............................................     1,273,871
                                                              ------------
Expenses:
  Manager...................................................       456,580
  Transfer agent............................................       256,545
  Distribution--Class B.....................................       229,539
  Distribution--Class C.....................................         2,246
  Service--Class A..........................................        36,883
  Service--Class B..........................................        76,513
  Service--Class C..........................................           749
  Custodian.................................................        34,313
  Shareholder communication.................................        24,213
  Professional..............................................        21,683
  Registration..............................................        19,683
  Recordkeeping.............................................        16,762
  Trustees..................................................         1,504
  Miscellaneous.............................................        25,943
                                                              ------------
    Total expenses..........................................     1,203,156
                                                              ------------
Net investment income.......................................        70,715
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (6,746,817)
  Option transactions.......................................       280,843
  Foreign currency transactions.............................       506,030
                                                              ------------
Net realized loss on investments and foreign currency
  transactions..............................................    (5,959,944)
                                                              ------------
Net change in unrealized appreciation on:
  Security transactions.....................................    (7,679,111)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       282,175
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................    (7,396,936)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (13,356,880)
                                                              ------------
Net decrease in net assets resulting from operations........  $(13,286,165)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $176,788.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................   $     70,715    $ (1,277,808)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................     (5,959,944)      4,745,893
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     (7,396,936)    (30,988,810)
                                                               ------------    ------------
  Net decrease in net assets resulting from operations......    (13,286,165)    (27,520,725)
                                                               ------------    ------------
Dividends and distributions to shareholders:
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................             --      (2,597,705)
    Class B.................................................             --      (5,943,819)
    Class C.................................................             --         (40,329)
                                                               ------------    ------------
      Total dividends and distributions to shareholders.....             --      (8,581,853)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     95,251,221     153,384,255
    Class B.................................................     10,731,835      34,733,568
    Class C.................................................      6,423,068       2,000,314
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --       2,503,118
    Class B.................................................             --       5,756,582
    Class C.................................................             --          36,178
                                                               ------------    ------------
                                                                112,406,124     198,414,015
  Cost of shares redeemed:
    Class A.................................................    (87,001,224)   (151,468,538)
    Class B.................................................    (14,810,538)    (38,146,245)
    Class C.................................................     (5,490,432)     (1,540,503)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................      5,103,930       7,258,729
                                                               ------------    ------------
      Net decrease in net assets............................     (8,182,235)    (28,843,849)
NET ASSETS:
Beginning of period.........................................    100,604,745     129,448,594
                                                               ------------    ------------
End of period...............................................   $ 92,422,510    $100,604,745
                                                               ============    ============
Accumulated net investment loss at end of period............   $   (702,107)   $   (772,822)
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                      ---------------------------------------------------------------------------
                                                      Six months
                                                        ended                           Year ended December 31,
                                                       June 30,       -----------------------------------------------------------
                                                        2001+          2000         1999         1998         1997         1996
                                                      ----------      -------      -------      -------      -------      -------
Net asset value at beginning of period..............   $ 10.98        $ 15.23      $ 12.21      $ 10.33      $ 10.48      $ 10.05
                                                       -------        -------      -------      -------      -------      -------
Net investment income (loss)........................      0.03(a)       (0.08)(a)    (0.07)        0.01         0.80         0.29
Net realized and unrealized gain (loss) on
 investments........................................     (1.60)         (3.07)        3.54         2.13         0.03         0.07
Net realized and unrealized gain (loss) on foreign
 currency transactions..............................      0.09          (0.12)       (0.13)       (0.06)       (0.36)        0.62
                                                       -------        -------      -------      -------      -------      -------
Total from investment operations....................     (1.48)         (3.27)        3.34         2.08         0.47         0.98
                                                       -------        -------      -------      -------      -------      -------
Less dividends and distributions:
 From net realized gain on investments and foreign
   currency transactions............................        --          (0.98)       (0.29)       (0.20)       (0.62)       (0.52)
 In excess of net investment income.................        --             --        (0.03)          --           --           --
 In excess of net realized gain on investments......        --             --           --           --           --        (0.03)
                                                       -------        -------      -------      -------      -------      -------
Total dividends and distributions...................        --          (0.98)       (0.32)       (0.20)       (0.62)       (0.55)
                                                       -------        -------      -------      -------      -------      -------
Net asset value at end of period....................   $  9.50        $ 10.98      $ 15.23      $ 12.21      $ 10.33      $ 10.48
                                                       =======        =======      =======      =======      =======      =======
Total investment return (c).........................    (13.48%)       (21.32%)      27.54%       20.17%        4.52%        9.78%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).....................      0.66%++       (0.56%)      (0.14%)       0.08%        0.19%        (0.1%)
   Expenses.........................................      2.11%++        2.15%        1.94%        2.01%        2.01%         2.0%
Portfolio turnover rate.............................        56%            30%          38%          54%          43%          19%
Net assets at end of period (in 000's)..............   $34,251        $29,730      $34,407      $24,115      $17,452      $17,475

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B
    ---------------------------------------------------------------------------
    Six months
      ended                           Year ended December 31,
     June 30,       -----------------------------------------------------------
      2001+          2000         1999         1998         1997         1996
    ----------      -------      -------      -------      -------      -------
     $ 10.70        $ 14.95      $ 12.08      $ 10.22      $ 10.38      $  9.97
     -------        -------      -------      -------      -------      -------
       (0.00)(a)(b)   (0.17)(a)    (0.09)       (0.08)        0.72         0.24
       (1.57)         (2.98)        3.41         2.10         0.03         0.07

        0.09          (0.12)       (0.13)       (0.05)       (0.37)        0.59
     -------        -------      -------      -------      -------      -------
       (1.48)         (3.27)        3.19         1.97         0.38         0.90
     -------        -------      -------      -------      -------      -------

          --          (0.98)       (0.29)       (0.11)       (0.54)       (0.46)
          --             --        (0.03)          --           --           --
          --             --           --           --           --        (0.03)
     -------        -------      -------      -------      -------      -------
          --          (0.98)       (0.32)       (0.11)       (0.54)       (0.49)
     -------        -------      -------      -------      -------      -------
     $  9.22        $ 10.70      $ 14.95      $ 12.08      $ 10.22      $ 10.38
     =======        =======      =======      =======      =======      =======
      (13.83%)       (21.71%)      26.60%       19.34%        3.78%        9.05%

       (0.09%)++      (1.31%)      (0.89%)      (0.67%)      (0.49%)       (0.8%)
        2.86%++        2.90%        2.69%        2.76%        2.69%         2.7%
          56%            30%          38%          54%          43%          19%
     $56,622        $70,182      $94,698      $75,516      $63,241      $52,709

                           Class C
    ------------------------------------------------------
    Six months                                September 1*
      ended        Year ended     Year ended    through
     June 30,     December 31,   December 31, December 31,
      2001+           2000           1999        1998
    ----------    ------------   -------------------------
     $ 10.70        $ 14.95        $ 12.08      $ 10.60
     -------        -------        -------      -------
       (0.00)(a)(b)   (0.17)(a)      (0.09)       (0.09)
       (1.58)         (2.98)          3.41         1.72

        0.09          (0.12)         (0.13)       (0.04)
     -------        -------        -------      -------
       (1.49)         (3.27)          3.19         1.59
     -------        -------        -------      -------

          --          (0.98)         (0.29)       (0.11)
          --             --          (0.03)          --
          --             --             --           --
     -------        -------        -------      -------
          --          (0.98)         (0.32)       (0.11)
     -------        -------        -------      -------
     $  9.21        $ 10.70        $ 14.95      $ 12.08
     =======        =======        =======      =======
      (13.93%)       (21.71%)        26.60%       15.07%

       (0.09%)++      (1.31%)        (0.89%)      (0.67%)++
        2.86%++        2.90%          2.69%        2.76% ++
          56%            30%            38%          54%
     $ 1,549        $   692        $   343      $    11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements unaudited

no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Equity Fund

Foreign currency forward contracts open at June 30, 2001:

                                                            Contract     Contract      Unrealized
                                                             Amount       Amount     Appreciation/
                                                              Sold      Purchased    (Depreciation)
                                                           -----------  ----------   --------------
Foreign Currency Sale Contracts
-------------------------------
Euro vs. U.S. Dollar, expiring 7/10/01...................  E 8,522,000  $5,621,722     $ 722,658
                                                            Contract     Contract
                                                             Amount       Amount
                                                            Purchased      Sold
                                                           -----------  ----------
Foreign Currency Buy Contracts
------------------------------
Swiss Franc vs. U.S. Dollar expiring 7/10/01.............  CF1,662,000  $2,437,822      (101,320)
Euro vs. U.S. Dollar expiring 7/10/01....................  E   210,000  $  176,610         1,139
Euro vs. U.S. Dollar expiring 7/10/01....................  E 3,118,000  $2,691,167       (52,014)
Euro vs. U.S. Dollar expiring 7/10/01....................  E 3,617,929  $3,182,852      (120,548)
                                                                                       ---------
Net unrealized appreciation on foreign currency forward
  contracts:.............................................                              $ 449,915
                                                                                       =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the six months ended June 30, 2001 was as follows:

                                                               Notional
                                                                Amount      Premium
                                                              -----------   --------
Options outstanding at December 31, 2000....................  (12,280,000)  $(78,592)
Options--expired............................................   12,280,000     78,592
                                                              -----------   --------
Options outstanding at June 30, 2001........................            0   $      0
                                                              ===========   ========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends which exceed net investment income for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

MainStay International Equity Fund

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at June 30, 2001:

             CURRENCY                        COST        VALUE
-----------------------------------       ----------   ----------
Euro                  E   1,597,995       $1,375,973   $1,352,857
Japanese Yen          Y   2,751,097           22,194       22,058
Pounds Sterling       L     756,553        1,069,809    1,064,010
New Zealand
  Dollars             N$         97               41           39
Norwegian Krone       NK        204               22           22
Singapore Dollars     S$    720,597          395,173      395,498
Swedish Krone         SK         85                8            8
Swiss Francs          CF    866,214          490,412      481,899
                                          ----------   ----------
                                          $3,353,632   $3,316,391
                                          ==========   ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $456,580.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay International Equity Fund

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $9,515 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $30,685, $39,119 and $4,182, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $256,545.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $6,611,787 which represents 19.3% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $998 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $16,762 for the six months ended June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $48,227 and $56,614, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     Six months ended                 Year ended
                                                      June 30, 2001*               December 31, 2000
                                               ----------------------------   ---------------------------
                                               Class A   Class B   Class C    Class A   Class B   Class C
                                               -------   -------   --------   -------   -------   -------
Shares sold..................................   9,372     1,099       667      11,935    2,634      168
Shares issued in reinvestment of dividends
  and distributions..........................      --        --        --         232      549        4
                                               ------    ------      ----     -------   ------     ----
                                                9,372     1,099       667      12,167    3,183      172
Shares redeemed..............................  (8,474)   (1,518)     (564)    (11,717)  (2,956)    (130)
                                               ------    ------      ----     -------   ------     ----
Net increase (decrease)......................     898      (419)      103         450      227       42
                                               ======    ======      ====     =======   ======     ====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSIE10-08/01
                                                    10

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]


    MainStay(R)
    International Equity Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2001


    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              Portfolio Management Discussion and Analysis     3
                                                              Yields and Lipper Rankings                       5
                                                              Portfolio of Investments                         6
                                                              Financial Statements                             9
                                                              Notes to Financial Statements                   14
                                                              The MainStay(R) Funds                           18

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

Portfolio Management Discussion and Analysis

In the United States, economic growth decelerated sharply in the first half of 2001, but aggressive easing by the Federal Reserve helped avert a recession. Individual consumption stayed at healthy levels and the housing market remained robust. To date, these two aspects of the economy have offset the collapse in capital spending--particularly technology spending--and the weakness in manufacturing as firms cut back production to pare down inventories.

In response to the deteriorating economic environment, the Federal Reserve cut the targeted federal funds rate six times during the first six months of 2001, for a total reduction of 2.75%. The moves included two surprise rate cuts between scheduled meetings. As of June 30, 2001, the targeted federal funds rate stood at 3.75%. While the Fed was cutting interest rates, Congress was cutting taxes. After considerable debate, new tax legislation passed--including $38 billion in rebates that taxpayers should receive in the third quarter of this year.

In the money markets, easing monetary policy brought additional liquidity, helping to calm earlier dislocations in the commercial-paper market. As the targeted federal funds rate steadily declined, yield spreads narrowed between the highest-rated money market issues and those in the second-highest rating category. Supplies of commercial paper continued to shrink as corporate issuers took advantage of lower interest rates to replace short-term commercial paper with longer-term debt. As the economy slowed, however, some companies faced downgrades and were forced to draw on their bank lines to pay off maturing commercial paper.

PERFORMANCE REVIEW

For the seven-day period ended June 30, 2001, MainStay Money Market Fund provided a current yield of 3.54% and an effective yield of 3.60% for Class A, Class B, and Class C shares. For the six months ended June 30, 2001, the Fund returned 2.37% for Class A, Class B, and Class C shares, exceeding the 2.23% return of the average Lipper(1) money market fund over the same period.

STRATEGIC POSITIONING

Throughout the first six months of 2001, the Fund maintained an average maturity somewhat longer than the average money market fund. This strategy proved effective as yields on money market instruments declined sharply with aggressive Federal Reserve easing. For example, the yield on the three-month Treasury bill fell 225 basis points(2) from 5.89% to 3.64%, while the Federal Reserve's successive easing moves reduced the targeted federal funds rate by 275 basis points.


-------

(1) See footnote and table on page 6 for more information about Lipper Inc.

(2) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.

Throughout the semiannual period, the Fund's investments centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and higher-yielding asset-backed securities, including asset-backed commercial paper. By industry, the Fund mainly invested in securities of finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. The Fund also invested in securities issued by government-sponsored agencies, such as Fannie Mae.

During the period, we remained focused on buying only high-quality instruments, with all securities purchased for the portfolio rated A-1/P-1 or deemed by the subadvisor to be of comparable quality because they were issued by government-sponsored agencies. These are first-tier securities, or generally those money market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD

Recent economic reports have been stronger than anticipated. As we look ahead, we see a slowdown in European economic growth and a recession in Japan as just two of many economic downside risks. Even so, we believe the U.S. economy should benefit in the months ahead from the monetary and fiscal stimulation already set in motion by Federal Reserve easing and congressional tax cuts.

The Federal Reserve has intimated that in the months ahead, the pace of monetary easing may slow. If this occurs, we are prepared to reduce the Fund's average maturity for the near term. We also intend to remain focused on high-quality, liquid investments, as the Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Claude Athaide
Portfolio Manager
MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields and Lipper Rankings as of 6/30/01

   FUND SEC YIELDS*

             7-DAY EFFECTIVE YIELD  7-DAY CURRENT YIELD
    Class A          3.60%                 3.54%
    Class B          3.60%                 3.54%
    Class C          3.60%                 3.54%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/01
    Class A         129 out of   100 out of   n/a               99 out of
                    375 funds    259 funds                     213 funds
    Class B         129 out of   100 out of   66 out of         43 out of
                    375 funds    259 funds    145 funds         90 funds
    Class C         129 out of   n/a          n/a              124 out of
                    375 funds                                  310 funds
    Average Lipper
    money market
    fund            5.26%        4.96%        4.54%            5.40%

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE MAINSTAY MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 3.33%. The current yield is based on the 7-day period ending 6/30/01. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (100.1%)+

ASSET-BACKED SECURITY (0.2%)
Ford Credit Auto Owner Trust
 Series 2001-A Class A2
 5.494%, due 10/15/01 (c)...  $1,304,299       $  1,304,299
                                               ------------

CERTIFICATES OF DEPOSIT (6.9%)
Bank of America Corp.
 3.94%, due 11/6/01
   (b)(c)...................   6,000,000          6,006,099
Bayerische Hypo-und
 Vereinsbank AG
 3.80%, due 9/11/01 (c).....   6,000,000          5,999,995
Bayerische Landesbank
 5.17%, due 8/7/01 (c)......   5,000,000          5,000,090
Bayerische Landesbank
 Girozentrale
 4.64%, due 4/19/02 (c).....   6,000,000          6,015,489
Bayerische Landesbank New
 York
 4.57%, due 10/2/01 (c).....   6,000,000          6,000,291
Commerzbank AG New York
 6.825%, due 9/5/01 (c).....  10,000,000         10,005,079
Lloyds TSB Bank PLC New York
 3.75%, due 12/17/01 (c)....   6,000,000          6,003,819
                                               ------------
                                                 45,030,862
                                               ------------
COMMERCIAL PAPER (70.8%)
Abbey National North America
 3.58%, due 9/17/01.........   5,300,000          5,259,417
 3.75%, due 9/11/01.........   4,200,000          4,168,937
 4.60%, due 8/6/01..........   5,600,000          5,574,955
ABN-AMRO North America
 Finance, Inc.
 3.82%, due 3/1/02..........   6,000,000          5,845,927
 5.17%, due 7/18/01.........   5,000,000          4,988,511
AIG Funding, Inc.
 3.69%, due 9/17/01.........   6,000,000          5,952,645
 3.83%, due 8/2/01..........   6,000,000          5,980,212
Allianz of America, Inc.
 3.95%, due 7/24/01.........   6,000,000          5,985,517
 3.97%, due 7/27/01 (a).....   7,000,000          6,980,701
American Express Credit
 Corp.
 3.67%, due 3/11/02.........   4,300,000          4,189,533
 4.00%, due 7/13/01.........   5,000,000          4,993,889
 4.01%, due 7/10/01.........   6,000,000          5,994,653
American General Finance
 Corp.
 3.66%, due 12/28/01........   4,000,000          3,927,207
 3.69%, due 7/19/01.........   5,000,000          4,991,287
 3.91%, due 7/25/01.........   4,000,000          3,990,008
 3.95%, due 7/17/01.........   5,900,000          5,890,290
ANZ (DE), Inc.
 3.70%, due 8/13/01.........   4,000,000          3,982,733
 3.73%, due 9/13/01.........   6,000,000          5,954,618
Atlantis One Funding Corp.
 3.64%, due 9/24/01 (a).....   4,000,000          3,966,027
 3.98%, due 7/25/01 (a).....   4,450,000          4,438,685
-----------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
BellSouth Corp.
 3.79%, due 8/17/01 (a).....  $5,000,000       $  4,975,786
 3.80%, due 8/10/01 (a).....   5,475,000          5,452,461
Caisse Centrale Desjardins
 du Quebec
 4.04%, due 8/1/01..........   5,000,000          4,983,167
 4.67%, due 7/5/01..........   5,000,000          4,998,047
Chevron USA, Inc.
 3.71%, due 7/11/01.........   1,240,000          1,238,850
Commerzbank U.S. Finance,
 Inc.
 3.62%, due 9/7/01..........   4,700,000          4,668,335
Deutsche Bank Financial,
 Inc.
 3.79%, due 8/3/01..........   5,000,000          4,983,155
 5.15%, due 7/6/01..........   4,500,000          4,497,425
 6.11%, due 8/30/01.........   5,000,000          4,949,932
Dexia Delaware LLC
 3.58%, due 9/20/01.........   5,000,000          4,960,222
 3.79%, due 9/5/01..........   6,000,000          5,958,942
Ford Motor Credit Co.
 3.77%, due 8/14/01.........   5,000,000          4,977,485
 3.84%, due 8/8/01..........   6,000,000          5,976,320
General Electric Capital
 Corp.
 3.68%, due 3/12/02.........   6,000,000          5,844,827
 4.10%, due 11/9/01.........   6,000,000          5,911,167
 4.49%, due 9/21/01.........   5,000,000          4,949,487
Goldman Sachs Group, Inc.
 (The)
 3.92%, due 8/9/01..........   6,000,000          5,975,173
 4.40%, due 10/4/01.........   5,000,000          4,942,556
Halifax PLC
 3.66%, due 10/15/01........   5,000,000          4,946,625
 3.70%, due 10/12/01........   6,000,000          5,937,100
 3.91%, due 9/12/01.........   5,475,000          5,432,099
Harvard University
 3.58%, due 9/20/01.........   6,000,000          5,952,267
 3.76%, due 9/7/01..........   6,000,000          5,958,013
IBM Corp.
 3.68%, due 7/17/01.........   6,000,000          5,990,800
KFW International Finance,
 Inc.
 3.71%, due 7/26/01.........   4,525,000          4,513,808
 5.20%, due 7/9/01..........   8,300,000          8,291,631
Lloyds TSB Bank PLC
 4.85%, due 7/6/01..........   5,000,000          4,997,306
Metlife Funding, Inc.
 3.54%, due 9/27/01.........   5,000,000          4,957,225
Minnesota Mining &
 Manufacturing Co
 3.73%, due 8/21/01.........   6,000,000          5,968,917
 3.83%, due 7/30/01.........   6,000,000          5,982,127
 3.84%, due 7/19/01.........   6,000,000          5,989,120
National Rural Utilities
 Cooperative Finance Corp.
 6.09%, due 8/16/01.........   3,400,000          3,374,118
 6.20%, due 7/20/01.........   5,000,000          4,984,500
Nationwide Building Society
 3.66%, due 12/21/01........   5,800,000          5,698,577
 4.48%, due 9/19/01.........   5,000,000          4,950,844
 4.65%, due 7/3/01..........   6,000,000          5,999,225

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Pemex Capital, Inc.
 3.98%, due 7/3/01..........  $3,975,000       $  3,974,560
Pfizer, Inc.
 3.68%, due 7/20/01.........   6,000,000          5,988,960
 3.70%, due 7/24/01.........   6,000,000          5,986,433
Prudential PLC
 3.56%, due 9/28/01 (a).....   6,000,000          5,947,787
Prudential Funding LLC
 3.73%, due 8/27/01.........   6,000,000          5,965,187
 5.22%, due 7/13/01.........   4,000,000          3,993,620
Quebec (Province of)
 4.73%, due 8/10/01.........   6,000,000          5,969,255
Receivables Capital Corp.
 3.93%, due 7/11/01 (a).....   5,200,000          5,194,891
Rio Tinto America, Inc.
 3.91%, due 8/3/01 (a)......   4,875,000          4,858,057
 4.65%, due 7/5/01 (a)......   5,000,000          4,998,062
Salomon Smith Barney
 Holdings, Inc.
 3.76%, due 8/22/01.........   4,675,000          4,650,098
 3.82%, due 7/2/01..........   5,725,000          5,725,000
 3.82%, due 8/6/01..........   4,200,000          4,184,402
Sanpaolo IMI U.S. Financial
 Co.
 3.96%, due 12/3/01.........   6,000,000          5,898,360
 4.61%, due 7/12/01.........   6,000,000          5,992,317
Santander Central Hispano
 Finance (Delaware), Inc.
 3.93%, due 8/8/01..........   4,000,000          3,983,843
 4.76%, due 9/6/01..........   5,000,000          4,956,367
SBC Communications, Inc.
 3.68%, due 7/23/01 (a).....   4,000,000          3,991,413
 3.83%, due 8/28/01 (a).....   6,000,000          5,963,615
Societe Generale N.A., Inc.
 4.12%, due 10/17/01........   5,000,000          4,938,772
 4.62%, due 7/11/01.........   6,000,000          5,993,070
Svenska Handelsbanken, Inc.
 3.67%, due 8/20/01.........   5,000,000          4,975,024
 4.10%, due 10/22/01........   6,000,000          5,923,467
 4.43%, due 10/9/01.........   6,000,000          5,926,905
Swiss Re Financial Products
 Corp.
 3.70%, due 11/9/01 (a).....   5,000,000          4,933,194
 4.30%, due 7/2/01 (a)......   6,000,000          6,000,000
UBS Finance Delaware LLC
 3.65%, due 8/23/01.........   5,000,000          4,973,639
 4.58%, due 8/7/01..........   5,000,000          4,977,100
 4.60%, due 8/1/01..........   4,000,000          3,984,667
USAA Capital Corp.
 3.65%, due 8/15/01.........   8,100,000          8,063,381
Unilever Capital Corp.
 3.83%, due 7/23/01 (a).....   4,000,000          3,991,063

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
United Parcel Service, Inc.
 4.50%, due 7/31/01.........  $5,000,000       $  4,981,875
Verizon Global Funding Corp.
 3.92%, due 7/27/01 (a).....   4,375,000          4,363,090
                                               ------------
                                                465,470,865
                                               ------------
CORPORATE BONDS (2.4%)
Lilly (Eli) and Co.
 4.70%, due 3/22/02
   (a)(c)...................   5,000,000          5,000,000
Salomon Smith Barney
 Holdings, Inc.
 6.65%, due 7/15/01 (c).....   6,000,000          6,003,447
Wells Fargo & Co.
 4.09%, due 9/15/01
   (b)(c)...................   5,000,000          5,002,450
                                               ------------
                                                 16,005,897
                                               ------------
FEDERAL AGENCIES (8.5%)
Federal Home Loan Bank
 6.505%, due 11/27/01 (c)...   6,000,000          6,054,494
Federal National Mortgage
 Association
 3.55%, due 9/20/01.........   6,000,000          5,952,667
 3.64%, due 3/15/02.........   6,000,000          5,844,693
 3.70%, due 9/6/01..........   6,500,000          6,455,908
 3.75%, due 2/25/02.........   5,758,000          5,615,250
 6.02%, due 12/20/01 (c)....  10,000,000         10,082,173
Freddie Mac
 3.53%, due 8/21/01.........   4,000,000          3,980,389
 3.60%, due 11/16/01........   6,000,000          5,917,800
 3.68%, due 9/13/01.........   6,000,000          5,955,227
                                               ------------
                                                 55,858,601
                                               ------------
MEDIUM-TERM NOTES (7.2%)
American Express Credit
 Corp.
 4.364%, due 5/1/02
   (b)(c)...................   5,000,000          5,002,993
Australia and New Zealand
 Banking Group, Ltd.
 4.286%, due 11/2/01
   (b)(c)...................   5,000,000          4,999,831
Chase Manhattan Corp.
 4.959%, due 1/3/02
   (b)(c)...................  11,700,000         11,706,546
Donaldson, Lufkin &
 Jenrette, Inc.
 4.388%, due 11/30/01
   (b)(c)...................   4,000,000          4,005,443
 5.01%, due 1/9/02 (b)(c)...   6,500,000          6,509,104
Merrill Lynch & Co.
 3.99%, due 9/14/01
   (b)(c)...................   5,000,000          5,000,295
Prudential Funding LLC
 5.009%, due 10/18/01
   (a)(b)(c)................   5,000,000          5,003,741
Wells Fargo & Co.
 3.89%, due 7/16/01
   (b)(c)...................   5,000,000          4,999,961
                                               ------------
                                                 47,227,914
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

                                                AMORTIZED
                                SHARES             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

INVESTMENT COMPANY (4.1%)
Merrill Lynch Premier
 Institutional Fund
 4.03%, due 12/31/01 (b)....  27,158,801       $ 27,158,801
                                               ------------

Total Short-Term Investments
 (Amortized Cost
 $658,057,239) (d)..........       100.1%       658,057,239
Liabilities in Excess of
 Cash and Other Assets......        (0.1)          (885,575)
                                  ------       ------------
Net Assets..................       100.0%      $657,171,664
                                  ======       ============

-------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 2001
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Money Market Fund investments by industry.

                              AMORTIZED
                                 COST          PERCENT +
                            ----------------------------
INDUSTRY DIVERSIFICATION

Auto Finance............... $ 10,953,805           1.7%
Auto Leases................    1,304,299           0.2
Banks #....................  207,911,095          31.6
Commercial Services
 Specialized...............    4,981,875           0.8
Computer Systems...........    5,990,800           0.9
Conglomerates..............    5,844,827           0.9
Consumer Financial
 Services..................   15,122,727           2.3
Diversified Financial
 Services..................   19,219,272           2.9
Education..................   11,910,280           1.8
Federal Agencies...........   55,858,601           8.5
Finance....................   58,898,868           9.0
Financial - Diversified....    8,063,381           1.2
Governments - Foreign......    5,969,255           0.9
Health Care - Medical
 Products..................   16,975,393           2.6
Insurance..................   14,962,547           2.3
Insurance - Life &
 Health....................    9,874,993           1.5
Investment
 Bank/Brokerage............   46,995,517           7.1
Investment Company.........   27,158,801           4.1
Manufacturing -
 Diversified...............   17,940,163           2.7
Special Purpose Finance....   87,374,374          13.3
Telecommunication
 Services..................   14,318,119           2.2
Telephone..................   10,428,247           1.6
                            ------------         -----
                             658,057,239         100.1
Liabilities in Excess of
 Cash and Other Assets.....     (885,575)         (0.1)
                            ------------         -----
Net Assets................. $657,171,664         100.0%
                            ============         =====

-------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (amortized cost
  $658,057,239).............................................       $658,057,239
Cash........................................................             32,272
Receivables:
  Investments securities sold...............................         13,000,000
  Fund shares sold..........................................          1,949,233
  Interest..................................................          1,680,943
                                                                   ------------
        Total assets........................................        674,719,687
                                                                   ------------
LIABILITIES:
Payables:
  Investments securities purchased..........................         10,611,955
  Fund shares redeemed......................................          4,199,404
  Transfer agent............................................            338,478
  Manager...................................................            142,633
  Shareholder communication.................................             46,069
  Trustees..................................................              6,483
  Custodian.................................................              5,409
Accrued expenses............................................             27,023
Dividend payable............................................          2,170,569
                                                                   ------------
        Total liabilities...................................         17,548,023
                                                                   ------------
Net assets..................................................       $657,171,664
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  2,062,044
  Class B...................................................          4,317,541
  Class C...................................................            192,147
Additional paid-in capital..................................        650,608,813
Accumulated net realized loss on investments................             (8,881)
                                                                   ------------
Net assets..................................................       $657,171,664
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $206,205,698
                                                                   ============
Shares of beneficial interest outstanding...................        206,204,439
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $431,751,183
                                                                   ============
Shares of beneficial interest outstanding...................        431,754,095
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 19,214,783
                                                                   ============
Shares of beneficial interest outstanding...................         19,214,708
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $16,531,697
                                                              -----------
Expenses:
  Manager...................................................    1,453,058
  Transfer agent............................................    1,052,633
  Shareholder communication.................................       52,678
  Recordkeeping.............................................       43,924
  Registration..............................................       41,512
  Custodian.................................................       33,292
  Professional..............................................       31,000
  Trustees..................................................        8,905
  Miscellaneous.............................................       12,814
                                                              -----------
    Total expenses before reimbursement.....................    2,729,816
Expense reimbursement from Manager..........................     (585,153)
                                                              -----------
    Net expenses............................................    2,144,663
                                                              -----------
Net investment income.......................................   14,387,034
                                                              -----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................          (14)
                                                              -----------
Net increase in net assets resulting from operations........  $14,387,020
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2001*        2000
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  14,387,034    $   33,436,343
  Net realized loss on investments..........................            (14)             (286)
                                                              -------------    --------------
  Net increase in net assets resulting from operations......     14,387,020        33,436,057
                                                              -------------    --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (4,325,347)       (9,528,758)
    Class B.................................................     (9,777,749)      (23,564,044)
    Class C.................................................       (283,938)         (343,541)
                                                              -------------    --------------
      Total dividends to shareholders.......................    (14,387,034)      (33,436,343)
                                                              -------------    --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................    314,847,989       897,691,391
    Class B.................................................    282,476,142       614,050,642
    Class C.................................................     27,581,453        30,948,970
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      3,425,800         8,258,948
    Class B.................................................      7,947,687        22,107,678
    Class C.................................................        203,137           283,622
                                                              -------------    --------------
                                                                636,482,208     1,573,341,251
  Cost of shares redeemed:
    Class A.................................................   (279,787,992)     (927,565,917)
    Class B.................................................   (266,947,852)     (686,274,364)
    Class C.................................................    (17,933,363)      (24,023,046)
                                                              -------------    --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     71,813,001       (64,522,076)
                                                              -------------    --------------
      Net increase (decrease) in net assets.................     71,812,987       (64,522,362)
NET ASSETS:
Beginning of period.........................................    585,358,677       649,881,039
                                                              -------------    --------------
End of period...............................................  $ 657,171,664    $  585,358,677
                                                              =============    ==============

-------
 *  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                               Class A
                                            ------------------------------------------------------------------------------
                                              Six
                                             months
                                             ended                            Year ended December 31,
                                            June 30,      ----------------------------------------------------------------
                                             2001+          2000          1999          1998          1997          1996
                                            --------      --------      --------      --------      --------      --------
Net asset value at beginning of
  period..............................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            --------      --------      --------      --------      --------      --------
Net investment income.................          0.02          0.06          0.05          0.05          0.05          0.05
                                            --------      --------      --------      --------      --------      --------
Less dividends from net investment
  income..............................         (0.02)        (0.06)        (0.05)        (0.05)        (0.05)        (0.05)
                                            --------      --------      --------      --------      --------      --------
Net asset value at end of period......      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ========      ========      ========      ========      ========      ========
Total investment return (a)...........          2.37%         5.87%         4.65%         5.01%         5.08%         4.91%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.............          4.70%++       5.71%         4.56%         4.90%         4.97%          4.8%
    Net expenses......................          0.70%++       0.70%         0.70%         0.70%         0.70%          0.7%
    Expenses (before reimbursement)...          0.89%++       0.89%         0.85%         0.93%         0.95%          1.0%
Net assets at end of period (in
  000's)..............................      $206,206      $167,720      $189,336      $149,751      $ 80,925      $ 53,890

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                                      Class C
    ---------------------------------------------------------------   -----------------------------------------------------
      Six                                                               Six
     months                                                            months                                  September 1*
     ended                   Year ended December 31,                   ended      Year ended     Year ended      through
    June 30,   ----------------------------------------------------   June 30,   December 31,   December 31,   December 31,
     2001+       2000       1999       1998       1997       1996      2001+         2000           1999           1998
    --------   --------   --------   --------   --------   --------   --------   ------------   ------------   ------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00       $   1.00       $   1.00
    --------   --------   --------   --------   --------   --------   --------     --------       --------       --------
        0.02       0.06       0.05       0.05       0.05       0.05       0.02         0.06           0.05           0.02
    --------   --------   --------   --------   --------   --------   --------     --------       --------       --------
       (0.02)     (0.06)     (0.05)     (0.05)     (0.05)     (0.05)     (0.02)       (0.06)         (0.05)         (0.02)
    --------   --------   --------   --------   --------   --------   --------     --------       --------       --------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00       $   1.00       $   1.00
    ========   ========   ========   ========   ========   ========   ========     ========       ========       ========
        2.37%      5.87%      4.65%      5.01%      5.08%      4.91%      2.37%        5.87%          4.65%          1.60%
        4.70%++    5.71%      4.56%      4.90%      4.97%       4.8%      4.70%++      5.71%          4.56%          4.90%++
        0.70%++    0.70%      0.70%      0.70%      0.70%       0.7%      0.70%++      0.70%          0.70%          0.70%++
        0.89%++    0.89%      0.85%      0.93%      0.95%       1.0%      0.89%++      0.89%          0.85%          0.93%++
    $431,751   $408,275   $458,391   $424,174   $336,622   $317,483   $ 19,215     $  9,364       $  2,154       $     18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in securities of foreign issuers that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Notes to Financial Statements unaudited

DIVIDENDS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the

MainStay Money Market Fund

Fund. For the six months ended June 30, 2001, the Manager earned $1,453,058 and reimbursed the Fund $585,153.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that the Distributor received from shareholders the proceeds from contingent deferred sales charges for the six months ended June 30, 2001, in the amount of $524,626.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $1,052,633.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $7,391 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $43,924 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $8,782 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                        AMOUNT
                     -----------------                        ------
     2002...................................................  $2,344
     2003...................................................   4,151
     2004...................................................   1,118
     2006...................................................     968
     2008...................................................     201
                                                              ------
                                                              $8,782
                                                              ======

In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $85 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                             SIX MONTHS
                                               ENDED                          YEAR ENDED
                                           JUNE 30, 2001*                  DECEMBER 31, 2000
                                   ------------------------------   -------------------------------
                                   CLASS A    CLASS B    CLASS C     CLASS A     CLASS B    CLASS C
                                   --------   --------   --------   ----------   --------   -------
Shares sold......................   314,846    282,470    27,581       897,691    614,050    30,949
Shares issued in reinvestment of
  dividends......................     3,426      7,948       203         8,259     22,108       284
                                   --------   --------   -------    ----------   --------   -------
                                    318,272    290,418    27,784       905,950    636,158    31,233
Shares redeemed..................  (279,788)  (266,948)  (17,933)     (927,566)  (686,274)  (24,023)
                                   --------   --------   -------    ----------   --------   -------
Net increase (decrease)..........    38,484     23,470     9,851       (21,616)   (50,116)    7,210
                                   ========   ========   =======    ==========   ========   =======

-------
 *  Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSMM10-08/01
                                                    12

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay New York Tax
                                                              Free Fund versus Lehman Brothers Municipal
                                                              Bond Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           26

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay New York
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 4.81%, 5 Years 4.54%, Since Inception 5.58%

[LINE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
Period-end                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                        ---------------------       ---------------------         ----------------
10/1/91                                                  $ 9550                      $10000                      $10000
12/91                                                      9749                       10335                       10051
12/92                                                     10628                       11247                       10349
12/93                                                     11916                       12628                       10632
12/94                                                     11353                       11975                       10908
12/95                                                     13167                       14066                       11192
12/96                                                     13569                       14689                       11563
12/97                                                     14708                       16038                       11758
12/98                                                     15499                       17077                       11947
12/99                                                     14690                       16513                       12267
12/00                                                     16606                       18441                       12674
6/01                                                      16983                       18973                       12913

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 4.42%, 5 Years 4.89%, Since Inception 5.90% Class C Total Returns: 1 Year 8.42%, 5 Years 5.22%, Since Inception 5.90%

[LINE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
Period-end                                              FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
----------                                        ---------------------       ---------------------         ----------------
10/1/91                                                  $10000                      $10000                      $10000
12/91                                                     10208                       10335                       10051
12/92                                                     11128                       11247                       10349
12/93                                                     12477                       12628                       10632
12/94                                                     11888                       11975                       10908
12/95                                                     13751                       14066                       11192
12/96                                                     14145                       14689                       11563
12/97                                                     15297                       16038                       11758
12/98                                                     16062                       17077                       11947
12/99                                                     15177                       16513                       12267
12/00                                                     17142                       18441                       12674
6/01                                                      17492                       18973                       12913

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B share performance includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 1/3/95 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first half of 2001, the Federal Reserve responded to the rapidly slowing economy by aggressively lowering the targeted federal funds rate in six successive moves--for a cumulative reduction of 2.75%. By the end of the first half of 2001, indications of a possible economic recovery began to emerge, as consumer confidence rebounded, weekly jobless claims declined, and durable-goods orders increased.

For the first half of 2001, municipal bonds outperformed U.S. Treasuries, with the Lehman Brothers Municipal Bond Index(1) returning 2.88%, compared to 1.95% for the Lehman Brothers Treasury Index.(2) Within the municipal market, however, performance was mixed:

- While long-term interest rates were volatile, yields on 10-year municipal bonds rose just two basis points(3) and 30-year municipal yields rose just six basis points over the first six months of 2001.

- Shorter maturities reacted more favorably to the Federal Reserve's easing campaign, with two-year municipal yields falling 95 basis points over the six-month period.

- In total, the municipal yield curve steepened 101 basis points between two-year and 30-year maturities, ending the period with a yield spread between these issues of 2.12%. As of June 30, 2001, the municipal yield curve was at its steepest level since November 1994.

- With the yields of long-term insured municipal bonds at 93% of U.S. Treasury yields as of June 30, 2001, municipals continued to appear attractive relative to U.S. Treasuries.

Over the first six months of the year, the supply of new-issue New York municipal paper increased 15.5% to $10.5 billion. Even with the increase in supply, insatiable retail demand drove New York credit-quality spreads to their narrowest levels in seven years. Part of the demand resulted from high net-worth investors who allocated assets away from volatile equity markets, seeking a "safe haven" in New York municipals.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay New York Tax Free Fund returned 2.27% for Class A shares and 2.04% for Class B shares and Class C shares, excluding all sales charges. All share classes underperformed the 2.57% return of the average Lipper(4) New York municipal debt fund as well as the 2.88% return of the Lehman Brothers Municipal Bond Index during the six-month period.

-------
(1) See footnote on page 4 for more information about the Lehman Brothers Municipal Bond Index.

(2) The Lehman Brothers Treasury Index is an unmanaged index that is composed of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) A basis point is one one-hundredth of one percent. Thus, 100 basis points equals 1%.

(4) See footnote and table on page 10 for more information about Lipper Inc.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/91                                                                             2.08%
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.97
12/96                                                                             3.06
12/97                                                                             8.39
12/98                                                                             5.38
12/99                                                                            -5.22
12/00                                                                            13.04
6/01                                                                              2.27

See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

Period-end                                                                  Total Return %
----------                                                                  --------------
12/91                                                                             2.08%
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.67
12/96                                                                             2.86
12/97                                                                             8.14
12/98                                                                             5.00
12/99                                                                            -5.51
12/00                                                                            12.95
6/01                                                                              2.04

Class B share returns reflect the historical performance of the Class A shares through 12/94. Class C share returns reflect the historical performance of the Class A shares through 12/94 and Class B shares through 8/98. See footnote * on page 10 for more information on performance.

STRATEGIC MANAGEMENT DECISIONS

Throughout the first half of the year, the Fund benefited from an emphasis on essential-service revenue bonds, such as those issued to finance transportation facilities, water and sewer utilities, and higher education. These issues continue to be supported by solid revenue streams, and in the current economic environment, we expect the bonds to maintain their value better than lower-rated issues.

The Fund's overweighted position in tobacco-backed securities also contributed positively to performance. These securities appreciated considerably, as the pool of investors expanded and credit spreads tightened significantly.

The Fund's emphasis on the longer end of the municipal yield curve detracted from performance, as interest rates declined, the yield curve steepened, and shorter-maturity bonds outperformed. By June 30, 2001, the municipal yield curve was at its steepest level in seven years, leading us to believe that the yields available on shorter-maturity bonds were unattractive. We expect the municipal yield curve to flatten to a more traditional pattern once the market becomes convinced that the easing cycle has ended.

An overweighted position in high-coupon callable bonds also detracted from Fund performance. These securities lagged the price performance of short-maturity issues as the Federal Reserve continued to ease interest rates.

The Fund's underweighted position in hospitals and other high-yield securities hurt performance, as credit spreads generally contracted at the end of 2000. Health care issues, which tended to underperform the Lehman Brothers Municipal Bond Index for the last two years, outperformed the Index during the first six months of 2001. Congress increased its funding for Medicare patients, and many hospitals streamlined their operations by shedding unprofitable physician practices and reducing overhead expenses. Given these changes and other improving fundamentals, we selectively increased the Fund's exposure to health care credits during the reporting period. We also reduced the Fund's duration during June as part of our increasingly defensive posture.

LOOKING AHEAD

It remains to be seen whether recent signs of recovery are reliable indicators of renewed economic vigor or mere fleeting upticks to be followed by additional weakness. In light of aggressive Federal Reserve easing and recent tax cuts, however, we are cautiously optimistic that economic growth will rebound in the second half of the year. If it does, there's a possibility that the Fed may tighten in 2002 to keep inflation in check.

New York State's budget director announced that final tax returns for 2000 should be healthy, but that withholding-tax collections were close to $75 million behind cash-flow projections. In New York City, Comptroller Alan Hevesi stated that the City faces its biggest budget gaps at a time when the economy is slowing and resources to cover the shortfalls are lacking. Mayor Rudolph Giuliani reportedly expects the City to collect $631 million, or 11.7%, less from personal income taxes in the next fiscal year than in the one that ended on June 30, 2001. Indeed, the mayor expects Wall Street bonuses to fall by as much as 75% in 2001. While New York has diversified its economy over the past decade, a prolonged downturn in both the technology and finance sectors could cause significant deficits in the state's budget.

Like other states, New York has built up reserves and "rainy day" funds to cushion the blow during uncertain economic times. Since we anticipate a rebound in economic activity later this year, we remain optimistic that the state will weather the current storm.

We expect municipal issue supply to increase significantly going forward. If the New York Metropolitan Transportation Authority's plans to refund all of its outstanding debt materialize, the market could see as much as $10 billion in new supply later this year. We believe the relative pricing of New York municipal bonds will require substantial adjustment as this new supply is absorbed.

Earlier this year, the Board of Trustees of The MainStay Funds approved a Plan of Liquidation and Dissolution for MainStay New York Tax Free Fund, effective June 12, 2001. In the Board's opinion, liquidating the Fund is in the best interests of its shareholders. As a result, at the end of the semiannual period, the Fund had liquidated some of its holdings and increased liquidity. It is anticipated that the closing of the Fund and the redemption of all outstanding shares will take place no later than July 27, 2001. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY
   MainStay New York Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Fund's dividend remained stable. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                        SINCE INCEPTION
                    1 YEAR   5 YEARS    THROUGH 6/30/01
    Class A         9.75%     5.51%          6.08%
    Class B         9.42%     5.22%          5.90%
    Class C         9.42%     5.22%          5.90%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                        SINCE INCEPTION
                    1 YEAR   5 YEARS    THROUGH 6/30/01
    Class A         4.81%     4.54%          5.58%
    Class B         4.42%     4.89%          5.90%
    Class C         8.42%     5.22%          5.90%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                             SINCE INCEPTION
                      1 YEAR      5 YEARS    THROUGH 6/30/01
    Class A         57 out of    55 out of        27 out of
                    106 funds    78 funds         36 funds
    Class B         74 out of    63 out of        54 out of
                    106 funds    78 funds         67 funds
    Class C         74 out of    n/a              58 out of
                    106 funds                     93 funds
    Average Lipper
    NY municipal
    debt fund         9.88%        5.53%         6.06%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

                    NAV 6/30/01   INCOME    CAPITAL GAINS
    Class A            $9.81      $0.2202      $0.0000
    Class B            $9.74      $0.2070      $0.0000
    Class C            $9.74      $0.2070      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (1/3/95) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/1/91 through 6/30/01.

MainStay New York Tax Free Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LONG-TERM MUNICIPAL BONDS (88.6%)+

NEW YORK (80.3%)
Dutchess County New York
 Industrial Development Agency
 Revenue Bard College Civic
 Facility
 5.50%, due 8/1/20..............  $ 250,000       $   253,173
Long Island Power Authority
 New York Electric System
 Revenue
 5.50%, due 12/1/12.............    750,000           820,950
Metropolitan Transportation
 Authority New York
 Dedicated Tax Fund
 Series A
 5.875%, due 4/1/25.............    500,000           535,245
Nassau County New York
 Interim Financial Authority
 Sales Tax Secured
 Series A
 5.75%, due 11/15/12............    750,000           826,163
New York City General Obligation
 Series A
 6.00%, due 5/15/30 (b).........  1,000,000         1,074,770
New York City Municipal Water
 Finance Authority, Water &
 Sewer Systems Revenue
 Series B
 6.00%, due 6/15/33.............    100,000           110,191
 6.00%, due 6/15/33 (c).........    150,000           172,416
New York City Transitional
 Finance Authority Revenue
 Future Tax Secured
 Series B
 6.00%, due 11/15/24 (b)........    600,000           650,694
New York City Trust
 Cultural Resources Revenue
 Series A
 5.75%, due 7/1/29..............    500,000           527,850
New York Counties Tobacco Trust
 I Tobacco Settlement Pass
 Through Bond-Flex Amortization
 6.50%, due 6/1/35..............    600,000           635,724
New York State Dormitory
 Authority Lease Revenue Court
 Facilities 5.75%, due
 5/15/30........................    250,000           264,630
New York State Dormitory
 Authority New York University
 Series A
 5.75%, due 7/1/27..............    500,000           548,435

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
New York State Dormitory
 Authority Revenue Mental Health
 Services Facilitates
 Improvement
 Series F
 4.50%, due 8/15/28.............  $ 350,000       $   305,347
 Series B
 6.00%, due 2/15/25.............    500,000           537,740
NEW YORK (CONTINUED)
City University
 System-Consolidated
 Series A
 5.25%, due 7/1/30..............    750,000           748,335
Columbia University
 Series A
 5.00%, due 7/1/25..............    500,000           488,050
State University
 Series C
 5.75%, due 5/15/17.............    500,000           551,445
New York State Energy Research &
 Development Authority Electric
 Facilities Revenue Con Edison
 Co. New York Inc. Project A
 7.125%, due 12/1/29 (a)........    500,000           552,370
 7.15%, due 12/1/20 (a).........    180,000           188,622
 7.50%, due 1/1/26 (a)..........    500,000           502,950
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series B
 7.50%, due 3/15/11.............    600,000           602,244
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14
 (c)............................  1,500,000           813,495
New York State Medical Care
 Facilities Finance Agency
 Revenue
 7.35%, due 2/15/29.............    595,000           612,850
 8.875%, due 8/15/07............     30,000            31,164
New York State Urban Development
 Corporation Revenue
 Services Contracts, Series C
 5.75%, due 1/1/16..............    450,000           481,347
Triborough Bridge & Tunnel
 Authority of New York,
 General Purpose Revenue
 Series Y
 6.125%, due 1/1/21.............    750,000           856,882
                                                  -----------
                                                   13,693,082
FLORIDA (3.3%)
Tampa Florida Utility & Tax
 Special Revenue
 6.00%, due 10/1/09 (c).........    500,000           561,275
                                                  -----------
PUERTO RICO (5.0%)
Puerto Rico Commonwealth
 Series A
 6.25%, due 7/1/10 (c)..........    350,000           363,825

-------
(+) Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

PUERTO RICO (CONTINUED)
Puerto Rico Electric Power
 Authority
 Series HH
 5.25%, due 7/1/29..............  $ 500,000       $   504,845
                                                  -----------
                                                      868,670
                                                  -----------
Total Long-Term Municipal Bonds
 (Cost $14,471,751).............                   15,123,027
                                                  -----------
SHORT-TERM MUNICIPAL BONDS (14.1%)

Jay Street Development Corp.
 New York Facilities
 Lease Revenue
 Series A-2
 3.15%, due 5/1/20 (d)..........    800,000           800,000
New York Sate Energy
 Research & Development
 Pollution Control Revenue
 Electric & Gas
 Series C
 3.15%, due 6/1/29 (c)(d).......    800,000           800,000
New York State Job
 Development Authority
 State Guaranteed
 Series B1-B21
 3.20%, due 3/1/05 (a)(d).......    800,000           800,000
                                                  -----------
Total Short-Term Municipal Bond
 (Cost $2,400,000)..............                    2,400,000
                                                  -----------
Total Investments
 (Cost $16,871,751)(e)..........      102.7%       17,523,027(f)
Liabilities in Excess of
 Cash and Other Assets..........       (2.7)         (461,872)
                                  ----------      -----------
Net Assets......................      100.0%      $17,061,155
                                  ==========      ===========

                       CONTRACTS        UNREALIZED
                         LONG         APPRECIATION(g)
                       ------------------------------
FUTURES CONTRACTS (0.0%)(h)

Municipal Bond
 September 2001
 (30 Year)...........         5           $5,937
                                          ------
Total Futures
 Contracts
 (Settlement Value
 $501,563)...........                     $5,937
                                          ======

-------
(a)  Interest on this security is subject to alternative minimum tax.
(b)  Segregated or partially segregated as collateral for futures contracts.
(c) Prerefunding securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issuer's call date.
(d) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f) At June 30, 2001, net unrealized appreciation was $651,276, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $716,782 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $65,506.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at June 30, 2001.
(h)  Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $16,871,751)..............................................       $17,523,027
Cash........................................................            92,690
Receivables:
  Interest..................................................           236,180
  Investment securities sold................................           210,161
                                                                   -----------
    Total assets............................................        18,062,058
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           536,470
  Fund shares redeemed......................................           336,343
  Transfer agent............................................            12,465
  Shareholder communication.................................            10,930
  Variation margin on future contracts......................             8,629
  NYLIFE Distributors.......................................             5,527
  Custodian.................................................             4,380
  Manager...................................................               680
  Trustees..................................................               161
Accrued expenses............................................            22,746
Dividend payable............................................            62,572
                                                                   -----------
    Total liabilities.......................................         1,000,903
                                                                   -----------
Net assets..................................................       $17,061,155
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    11,024
  Class B...................................................             6,192
  Class C...................................................               218
Additional paid-in capital..................................        17,448,344
Accumulated distribution in excess of net investment
  income....................................................           (10,341)
Accumulated net realized loss on investments................        (1,051,495)
Net unrealized appreciation on investments and futures
  contracts.................................................           657,213
                                                                   -----------
Net assets..................................................       $17,061,155
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $10,814,907
                                                                   ===========
Shares of beneficial interest outstanding...................         1,102,366
                                                                   ===========
Net asset value per share outstanding.......................       $      9.81
Maximum sales charge (4.50% of offering price)..............              0.46
                                                                   -----------
Maximum offering price per share outstanding................       $     10.27
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 6,033,429
                                                                   ===========
Shares of beneficial interest outstanding...................           619,166
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.74
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   212,819
                                                                   ===========
Shares of beneficial interest outstanding...................            21,840
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.74
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $  559,522
                                                              ----------
Expenses:
  Manager...................................................      49,931
  Transfer agent............................................      31,017
  Service--Class A..........................................      15,302
  Service--Class B..........................................       9,196
  Service--Class C..........................................         467
  Professional..............................................      11,924
  Distribution--Class B.....................................       9,200
  Distribution--Class C.....................................         467
  Custodian.................................................       7,984
  Shareholder communication.................................       7,813
  Recordkeeping.............................................       6,000
  Registration..............................................       2,229
  Trustees..................................................         325
  Miscellaneous.............................................      10,807
                                                              ----------
    Total expenses before reimbursement.....................     162,662
Expense reimbursement from Manager..........................     (28,987)
                                                              ----------
    Net expenses............................................     133,675
                                                              ----------
Net investment income.......................................     425,847
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................      49,039
  Futures transactions......................................     (60,712)
                                                              ----------
Net realized loss on investments............................     (11,673)
                                                              ----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................      20,738
  Futures transactions......................................       6,406
                                                              ----------
Net unrealized gain on investment...........................      27,144
                                                              ----------
Net realized and unrealized gain on investments.............      15,471
                                                              ----------
Net increase in net assets resulting from operations........  $  441,318
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2001*        2000
                                                              ---------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................    $   425,847     $   883,326
  Net realized loss on investments..........................        (11,673)       (333,466)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................         27,144       1,749,312
                                                                -----------     -----------
  Net increase in net assets resulting from operations......        441,318       2,299,172
                                                                -----------     -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (273,697)       (572,151)
    Class B.................................................       (154,252)       (306,766)
    Class C.................................................         (8,239)         (4,845)
                                                                -----------     -----------
      Total dividends to shareholders.......................       (436,188)       (883,762)
                                                                -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      1,046,513         744,827
    Class B.................................................      1,257,624       1,062,426
    Class C.................................................        321,540         264,878
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         96,321         247,560
    Class B.................................................         79,331         171,539
    Class C.................................................          4,918           3,584
                                                                -----------     -----------
                                                                  2,806,247       2,494,814
  Cost of shares redeemed:
    Class A.................................................     (2,411,517)     (2,774,418)
    Class B.................................................     (2,428,701)     (1,587,624)
    Class C.................................................       (362,379)        (66,503)
                                                                -----------     -----------
      Decrease in net assets derived from capital share
       transactions.........................................     (2,396,350)     (1,933,731)
                                                                -----------     -----------
      Net decrease in net assets............................     (2,391,220)       (518,321)
NET ASSETS:
Beginning of period.........................................     19,452,375      19,970,696
                                                                -----------     -----------
End of period...............................................    $17,061,155     $19,452,375
                                                                ===========     ===========
Accumulated distribution in excess of net investment
  income....................................................    $   (10,341)    $        --
                                                                ===========     ===========

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                            Class A
                                                 --------------------------------------------------------------
                                                  Six months
                                                    ended                   Year ended December 31,
                                                   June 30,     -----------------------------------------------
                                                    2001+        2000      1999      1998      1997      1996
                                                 ------------   -------   -------   -------   -------   -------
Net asset value at beginning of period.........    $  9.81      $  9.11   $ 10.08   $ 10.09   $  9.91   $ 10.12
                                                   -------      -------   -------   -------   -------   -------
Net investment income..........................       0.21         0.46      0.45      0.45      0.49      0.50
Net realized and unrealized gain (loss) on
  investments..................................       0.01         0.70     (0.96)     0.08      0.32     (0.21)
                                                   -------      -------   -------   -------   -------   -------
Total from investment operations...............       0.22         1.16     (0.51)     0.53      0.81      0.29
                                                   -------      -------   -------   -------   -------   -------
Less dividends and distributions:
  From net investment income...................      (0.22)       (0.46)    (0.45)    (0.46)    (0.49)    (0.50)
  From net realized gain on investments........         --           --     (0.01)    (0.08)    (0.14)       --
                                                   -------      -------   -------   -------   -------   -------
Total dividends and distributions..............      (0.22)       (0.46)    (0.46)    (0.54)    (0.63)    (0.50)
                                                   -------      -------   -------   -------   -------   -------
Net asset value at end of period...............    $  9.81      $  9.81   $  9.11   $ 10.08   $ 10.09   $  9.91
                                                   =======      =======   =======   =======   =======   =======
Total investment return (a)....................       2.27%       13.04%    (5.22%)    5.38%     8.39%     3.06%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income......................       4.36%++      4.85%     4.63%     4.43%     4.88%      5.0%
    Net expenses...............................       1.24%++      1.24%     1.24%     1.24%     1.24%     1.24%
    Expenses (before reimbursement)............       1.53%++      1.53%     1.47%     1.57%     1.41%      1.4%
Portfolio turnover rate........................         22%          92%       77%      157%      212%      114%
Net assets at end of period (in 000's).........    $10,815      $12,079   $12,952   $15,499   $13,814   $15,572

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                      Class C
    ---------------------------------------------------------   -----------------------------------------------------------
     Six months                                                  Six months                                   September 1*
       ended                Year ended December 31,                ended        Year ended     Year ended       through
      June 30,     ------------------------------------------     June 30,     December 31,   December 31,    December 31,
       2001+        2000     1999     1998     1997     1996       2001+           2000           1999            1998
    ------------   ------   ------   ------   ------   ------   ------------   ------------   ------------   --------------
       $ 9.75      $ 9.04   $10.01   $10.03   $ 9.84   $10.02      $ 9.75         $ 9.04         $10.01          $10.11
       ------      ------   ------   ------   ------   ------      ------         ------         ------          ------
         0.19        0.43     0.42     0.43     0.45     0.45        0.19           0.43           0.42            0.13
         0.01        0.71    (0.96)    0.06     0.33    (0.18)       0.01           0.71          (0.96)          (0.01)
       ------      ------   ------   ------   ------   ------      ------         ------         ------          ------
         0.20        1.14    (0.54)    0.49     0.78     0.27        0.20           1.14          (0.54)           0.12
       ------      ------   ------   ------   ------   ------      ------         ------         ------          ------
        (0.21)      (0.43)   (0.42)   (0.43)   (0.45)   (0.45)      (0.21)         (0.43)         (0.42)          (0.14)
           --          --    (0.01)   (0.08)   (0.14)      --          --             --          (0.01)          (0.08)
       ------      ------   ------   ------   ------   ------      ------         ------         ------          ------
        (0.21)      (0.43)   (0.43)   (0.51)   (0.59)   (0.45)      (0.21)         (0.43)         (0.43)          (0.22)
       ------      ------   ------   ------   ------   ------      ------         ------         ------          ------
       $ 9.74      $ 9.75   $ 9.04   $10.01   $10.03   $ 9.84      $ 9.74         $ 9.75         $ 9.04          $10.01
       ======      ======   ======   ======   ======   ======      ======         ======         ======          ======
         2.04%      12.95%   (5.51%)   5.00%    8.14%    2.86%       2.04%         12.95%         (5.51%)          1.18%
         4.11%++     4.60%    4.38%    4.18%    4.63%     4.7%       4.11%++        4.60%          4.38%           4.18%++
         1.49%++     1.49%    1.49%    1.49%    1.49%    1.49%       1.49%++        1.49%          1.49%           1.49%++
         1.78%++     1.78%    1.72%    1.82%    1.66%     1.6%       1.78%++        1.78%          1.72%           1.82%++
           22%         92%      77%     157%     212%     114%         22%            92%            77%            157%
       $6,033      $7,122   $6,980   $8,217   $5,585   $4,100      $  213         $  251         $   38          $   --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay New York Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund"). The Board of Trustees of The MainStay Funds approved a Plan of Liquidation and Dissolution relating to the Fund, effective June 12, 2001. The Fund is expected to liquidate no later than July 27, 2001.

The Fund currently offers three classes of shares. Class A shares whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements unaudited

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

MainStay New York Tax Free Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and non taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, the Manager earned $49,931 and reimbursed the Fund $28,987.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay-Shields, the Manager paid the Subadvisor a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $2,365 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $7,756 and $253, respectively, for the six months ended June 30, 2001.

MainStay New York Tax Free Fund

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $31,017.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with net asset value of $4,899,991 which represents 45.3% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $230 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $937,666 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000's)
                     -----------------                        -------
     2007...................................................   $285
     2008...................................................    653
                                                               ----
                                                               $938
                                                               ====

In addition, the Fund intends to elect to treat for federal income tax purposes $102,625 of qualifying capital losses that arose during the year after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $4,258 and $8,004, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                             SIX MONTHS ENDED                             YEAR ENDED
                                              JUNE 30, 2001*                           DECEMBER 31, 2000
                                    -----------------------------------       -----------------------------------
                                    CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                    -------       -------       -------       -------       -------       -------
Shares sold.......................    107           128            33            79           113           29
Shares issued in reinvestment of
  dividends and distributions.....     10             8             1            27            18           --(a)
                                     ----          ----          ----          ----          ----           --
                                      117           136            34           106           131           29
Shares redeemed...................   (246)         (248)          (38)         (297)         (172)          (7)
                                     ----          ----          ----          ----          ----           --
Net increase (decrease)...........   (129)         (112)           (4)         (191)          (41)          22
                                     ====          ====          ====          ====          ====           ==

-------

(a)  Less than one thousand.
 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management, LLC.

                                                           [MAINSTAY FUNDS LOGO]


Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSNT10-08/01

[RECYCLE LOGO]

MAINSTAY(R)
NEW YORK TAX FREE FUND

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers Municipal Bond
                                                              Index and Inflation-- Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           28

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 4.66%, 5 Years 4.19%, 10 Years 5.32%

[CLASS A SHARES PERFORMANCE LINE GRAPH]

PERIOD                                           MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
 END                                                      FUND                MUNICIPAL BOND INDEX*         INFLATION (CPI)+
------                                           ----------------------       ---------------------         ----------------
12/90                                                   $  9550                     $ 10000                     $ 10000
12/91                                                     10590                       11214                       10298
12/92                                                     11481                       12203                       10603
12/93                                                     12675                       13702                       10893
12/94                                                     11911                       12993                       11177
12/95                                                     13698                       15262                       11467
12/96                                                     14196                       15938                       11847
12/97                                                     15591                       17403                       12048
12/98                                                     16295                       18530                       12242
12/99                                                     15151                       18149                       12570
12/00                                                     16992                       20688                       12995
6/01                                                      17388                       20852                       13241

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 4.33%, 5 Years 4.56%, 10 Years 5.65% Class C Total Returns: 1 Year 8.33%, 5 Years 4.89%, 10 Years 5.65%

[CLASS B AND CLASS C SHARES PERFORMANCE LINE GRAPH]

PERIOD                                           MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
 END                                                      FUND                MUNICIPAL BOND INDEX*         INFLATION (CPI)+
------                                           ----------------------       ---------------------         ----------------
12/90                                                   $ 10000                     $ 10000                     $ 10000
12/91                                                     11089                       11214                       10298
12/92                                                     12022                       12203                       10603
12/93                                                     13272                       13702                       10893
12/94                                                     12473                       12993                       11177
12/95                                                     14326                       15262                       11467
12/96                                                     14804                       15938                       11847
12/97                                                     16217                       17403                       12048
12/98                                                     16922                       18530                       12242
12/99                                                     15708                       18149                       12570
12/00                                                     17554                       20688                       12995
6/01                                                      17441                       20852                       13241

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
During the first half of 2001, the Federal Reserve responded to the rapidly slowing economy by aggressively lowering the targeted federal funds rate in six successive moves--for a cumulative reduction of 2.75%. By the end of the first half of 2001, indications of a possible economic recovery began to emerge, as consumer confidence rebounded, weekly jobless claims declined, and durable-goods orders increased.

For the first half of 2001, municipal bonds outperformed U.S. Treasuries, with the Lehman Brothers Municipal Bond Index(1) returning 2.88%, compared to 1.95% for the Lehman Brothers Treasury Index.(2) Within the municipal market, however, performance was mixed:

- While long-term interest rates were volatile, yields on 10-year municipal bonds rose just two basis points(3) and 30-year municipal yields rose just six basis points over the first six months of 2001.

- Shorter maturities reacted more favorably to the Federal Reserve's easing campaign, with two-year municipal yields falling 95 basis points over the six-month period.

- In total, the municipal yield curve steepened 101 basis points between two-year and 30-year maturities, ending the period with a yield spread between these issues of 2.12%. As of June 30, 2001, the municipal yield curve was at its steepest level since November 1994.

The supply of new municipal issues increased during the first six months of 2001. New-issue volume surged to $134 billion over the six-month period, a 38.9% increase over the first six months of 2000. Refunding volume surged to $38 billion, compared to $13 billion in the first half of 2000, as issuers took advantage of lower interest rates to refinance outstanding higher-coupon debt. New money issuance (i.e., the amount of additional long-term financing excluding refunding issues) increased 16.0% to $96 billion. Some of the new money issuance resulted from bond initiatives previously approved to fund transportation projects, school facilities, and electric power facilities.

Retail and institutional demand increased moderately during the first half of the year, as investors viewed the municipal market as a relatively "safe haven" compared to U.S. equities. Leveraged investors also added to demand, taking advantage of a steeper municipal yield curve by purchasing long-term municipal securities and financing their transactions with short-term municipal paper.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Tax Free Bond Fund returned 2.33% for Class A shares and 2.21% for Class B and Class C shares, excluding all

-------

(1) See footnote on page 3 for more information about the Lehman Brothers Municipal Bond Index.

(2) The Lehman Brothers Treasury Index is an unmanaged index that is composed of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(3) A basis point is one one-hundredth of one percent. Thus, 100 basis points equals 1%.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

                     [CLASS A SHARES PERFORMANCE BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/91                                                                            10.89%
12/92                                                                             8.41%
12/93                                                                            10.39%
12/94                                                                            -6.02%
12/95                                                                            15.00%
12/96                                                                             3.63%
12/97                                                                             9.02%
12/98                                                                             4.98%
12/99                                                                            -6.75%
12/00                                                                            12.15%
6/01                                                                              2.33%

Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

              [CLASS B AND CLASS C SHARES PERFORMANCE BAR GRAPH]

PERIOD-END                                                                  TOTAL RETURN %
----------                                                                  --------------
12/91                                                                            10.89%
12/92                                                                             8.41%
12/93                                                                            10.39%
12/94                                                                            -6.02%
12/95                                                                            14.86%
12/96                                                                             3.33%
12/97                                                                             8.80%
12/98                                                                             4.83%
12/99                                                                            -6.96%
12/00                                                                            11.75%
6/01                                                                              2.21%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 8 for more information on performance.

sales charges. All share classes slightly underperformed the 2.41% return of the average Lipper(4) general municipal debt fund as well as the 2.88% return of the Lehman Brothers Municipal Bond Index for the semiannual period.

STRATEGIC POSITIONING

The Fund's duration strategy helped performance in the first half of 2001. We kept the Fund's duration longer than its benchmark for most of the first five months of the year while the municipal market rallied modestly. We then reduced duration to a shorter-than-benchmark position in June, when economic

---------

(4) See footnote and table on page 8 for more information about Lipper Inc.

data grew increasingly inconclusive and municipal yields were near their low for the reporting period.

Throughout the first half of the year, the Fund benefited from an emphasis on essential-service revenue bonds, such as those issued to finance transportation facilities, water and sewer utilities, and higher education. These issues continue to be supported by solid revenue streams, and in the current economic environment, we expect the bonds to maintain their value better than lower-rated issues.

An overweighted portfolio position in tobacco-backed securities also contributed positively to Fund performance. These securities appreciated considerably, as the pool of investors expanded and credit spreads on new issues tightened significantly. The prerefunding(5) of two Allegheny, Pennsylvania, issues also added to Fund performance by helping provide substantial price appreciation.

The Fund's emphasis on the longer end of the municipal yield curve, on the other hand, detracted from performance, as the yield curve steepened and shorter-maturity bonds outperformed longer-term issues. A modest portfolio overweight in zero-coupon bonds, such as those for the Foothill, California Transportation Corridor, also detracted from Fund performance when yield spreads widened as interest-rate sentiment turned less bullish. We reduced the Fund's overweighted position in zero-coupon bonds by half during June as part of our increasingly defensive posture.

The Fund's underweighted position in hospitals and other high-yield securities hurt performance, as credit spreads generally contracted over the reporting period. Health care issues, which had underperformed the Lehman Brothers Municipal Bond Index for the last two years, generally outperformed the Index during the first six months of 2001. Congress increased its funding for Medicare patients, and many hospitals streamlined their operations by shedding unprofitable physician practices and reducing overhead expenses. Given these changes and other improving fundamentals, we began to selectively increase the Fund's exposure to health care credits during the reporting period.

LOOKING AHEAD

It remains to be seen whether recent signs of recovery are reliable indicators of renewed economic vigor or mere fleeting upticks to be followed by additional weakness. In light of aggressive Federal Reserve easing and recent tax cuts, however, we are cautiously optimistic that economic growth will rebound in the second half of the year. If it does, there's a possibility that the Fed may tighten in 2002 to keep inflation in check.

Given this view, we intend to maintain the Fund's more-defensive posture for the near term. To take advantage of the steep yield curve, we intend to remain underweighted in shorter-term bonds in favor of longer-dated issues. We expect

-------

(5) In a prerefunding a bond issuer floats a second bond to pay off the earlier issue at its first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities that will mature at the first call date. Improvements in credit quality may sometimes make prepayments profitable for investors.

the municipal yield curve to flatten to a more traditional pattern once the market becomes convinced that the easing cycle has ended. We are seeking to avoid adding issues subject to the Alternative Minimum Tax (AMT), since recent tax legislation may increase the number of investors subject to the AMT. Finally, we intend to reduce the Fund's exposure to tobacco-backed securities and to add exposure to the health care sector over the near term.

With the yields of long-term insured municipal bonds at 93% of U.S. Treasury yields as of June 30, 2001, municipals continue to appear relatively attractive for tax-conscious investors. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

   TARGETED DIVIDEND POLICY

   MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Fund's dividend remained stable. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 6/30/01
    Class A            9.59%     5.15%       5.80%          5.86%
    Class B            9.33%     4.89%       5.65%          5.76%
    Class C            9.33%     4.89%       5.65%          5.76%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 6/30/01
    Class A             4.66%     4.19%       5.32%          5.54%
    Class B             4.33%     4.56%       5.65%          5.76%
    Class C             8.33%     4.89%       5.65%          5.76%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                          SINCE INCEPTION
                         1 YEAR     5 YEARS    10 YEARS   THROUGH 6/30/01
    Class A            95 out of   121 out of  n/a        125 out of
                       271 funds   184 funds              159 funds
    Class B            124 out of  145 out of  80 out of  52 out of
                       271 funds   184 funds   84 funds   53 funds
    Class C            124 out of  n/a         n/a        190 out of
                       271 funds                          235 funds
    Average Lipper
    general municipal
    debt fund          9.23%       5.43%       6.49%      6.98%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01   INCOME    CAPITAL GAINS
    Class A     $9.68      $0.2232      $0.0000
    Class B     $9.68      $0.2118      $0.0000
    Class C     $9.68      $0.2118      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.

MainStay Tax Free Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM MUNICIPAL BONDS (93.1%)+

ALABAMA (1.9%)
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16..........  $2,910,000       $    3,150,628
 6.00%, due 10/1/17..........   3,085,000            3,331,337
                                                --------------
                                                     6,481,965
                                                --------------
ALASKA (1.0%)
Northern Tobacco
 Securitization Corp.
 Alaska Tobacco Settlements
 Asset Bonds
 6.50%, due 6/1/31...........   3,250,000            3,373,305
                                                --------------

CALIFORNIA (6.5%)
California Statewide
 Community
 Development Authority
 Certificate Participation
 Catholic Healthcare West
 6.50%, due 7/1/20...........   2,000,000            2,051,720
Foothill-Eastern
 Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/20...  16,000,000            6,017,440
 (zero coupon), due 1/1/28
 (c).........................  24,540,000            5,802,728
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/2/17..........   2,000,000            2,109,780
San Francisco California City
 &
 County Airports Commission
 International Airport
 Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).......   3,240,000            3,489,836
San Francisco California City
 &
 County Certificates
 Participation
 San Bruno Jail No. 3
 5.25%, due 10/1/26..........   1,250,000            1,243,837
Santa Clara Valley California
 Transportation Authority
 Sales Tax Revenue
 Series A
 5.00%, due 6/1/23...........   2,000,000            1,949,240
                                                --------------
                                                    22,664,581
                                                --------------
DELAWARE (0.7%)
Delaware State Economic
 Development Authority
 Pollution Control
 Delmarva Power
 Series C
 4.90%, due 5/1/26 (e).......   2,250,000            2,282,333
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
DISTRICT OF COLUMBIA (0.7%)
District of Columbia Tobacco
 Settlement
 Financing Corp.
 Asset Bonds
 6.75%, due 5/15/40..........  $2,250,000       $    2,345,738
                                                --------------

FLORIDA (1.8%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30..........   2,190,000            2,232,136
Gulf Breeze Florida Revenue
 Capital
 Funding, Series B
 4.50%, due 10/1/27..........   2,500,000            2,187,275
Tampa Florida Utility Tax &
 Special Revenue
 6.00%, due 10/1/08 (e)......   1,500,000            1,677,690
                                                --------------
                                                     6,097,101
                                                --------------
GEORGIA (0.7%)
Effingham County Georgia
 Industrial Development
 Authority
 Pollution Control Revenue
 6.50%, due 6/1/31 (e).......   2,500,000            2,557,925
                                                --------------

ILLINOIS (6.0%)
Chicago Illinois Board of
 Education
 5.875%, due 12/1/14.........   3,130,000            3,393,608
Chicago Illinois Park
 District
 Harbor Facility Revenue
 5.50%, due 1/1/09...........   2,085,000            2,228,197
Chicago Illinois Water
 Revenue
 6.50%, due 11/1/15 (e)......   3,005,000            3,517,954
Illinois Health Facilities
 Authority Revenue
 6.25%, due 11/15/29.........   4,000,000            4,056,040
Illinois Regional
 Transportation
 Authority Series C
 7.10%, due 6/1/25...........   1,500,000            1,679,250
Kankakee Illinois Sewer
 Revenue
 7.00%, due 5/1/16 (e).......   2,000,000            2,174,740
State of Illinois
 First Series
 5.75%, due 6/1/14...........   3,450,000            3,707,474
                                                --------------
                                                    20,757,263
                                                --------------
INDIANA (2.4%)
Indianapolis Indiana Local
 Public
 Improvement Bond Bank
 Series D
 6.75%, due 2/1/20...........   6,000,000            6,393,300

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
Indianapolis Indiana Thermal
 Energy Systems
 Series A
 5.50%, due 10/1/12..........  $2,000,000       $    2,146,600
                                                --------------
                                                     8,539,900
                                                --------------
KANSAS (2.4%)
Burlington Pollution Control
 Revenue
 Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31 (e).......   8,300,000            8,490,817
                                                --------------
KENTUCKY (1.2%)
Kentucky State Property &
 Building
 Common Revenue
 Project No. 68
 5.75%, due 10/1/13..........   2,000,000            2,173,980
 5.75%, due 10/1/14..........   2,000,000            2,161,440
                                                --------------
                                                     4,335,420
                                                --------------
LOUISIANA (5.0%)
Lake Charles Louisiana Harbor
 & Terminal District Port
 Facilities Revenue,
 Truckline Long Co.
 7.75%, due 8/15/22 (e)......  13,250,000           14,122,778
Louisiana State Office
 Facilities Corp.
 Lease Revenue
 Capital Complex Program
 5.50%, due 5/1/13...........   1,000,000            1,071,220
Louisiana State Offshore
 Terminal
 Authority, Deepwater Port
 Revenue
 Series E
 7.60%, due 9/1/10...........   2,135,000            2,184,788
                                                --------------
                                                    17,378,786
                                                --------------
MASSACHUSETTS (5.7%)
Massachusetts Bay
 Transportation
 Authority Assessment
 Series A
 5.75%, due 7/1/18...........   2,500,000            2,650,425
Massachusetts State
 Consolidated
 Loan Series C
 5.50%, due 10/1/09..........   4,000,000            4,357,880
Massachusetts State Health &
 Educational
 Facilities Authority Revenue
 Partners Healthcare Systems
 Series C
 5.75%, due 7/1/32...........   5,000,000            5,013,300

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
MASSACHUSETTS (CONTINUED)
New England Education Loan
 Marketing Corp., Student
 Loan
 Series F
 5.625, due 7/1/04 (b).......  $2,500,000       $    2,621,900
 Series A
 5.70, due 7/1/05 (b)(e).....   4,800,000            5,083,200
                                                --------------
                                                    19,726,705
                                                --------------
MICHIGAN (0.2%)
Kent Hospital Finance
 Authority
 Michigan Revenue Spectrum
 Health
 Series A
 5.25%, due 1/15/08 (e)......     825,000              861,861
                                                --------------

MISSISSIPPI (2.1%)
Mississippi Home Corporation
 Single
 Family Revenue Mortgage
 Series A-2
 4.70%, due 6/1/24 (b).......   1,530,000            1,538,690
 5.45%, due 6/1/24 (b).......   5,600,000            5,805,464
                                                --------------
                                                     7,344,154
                                                --------------
MONTANA (0.7%)
Forsyth Montana Pollution
 Control
 Revenue, Puget Sound
 Power & Light
 6.80%, due 3/1/22 (e).......   2,200,000            2,289,144
                                                --------------

NEBRASKA (0.6%)
Nebraska Investment Finance
 Authority, Single Family
 Housing
 Revenue
 Series C
 6.30%, due 9/1/28 (b).......   1,990,000            2,067,769
                                                --------------

NEVADA (3.3%)
Clark County Nevada Bond Bank
 5.50%, due 7/1/14...........   5,460,000            5,742,883
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19 (e).......   1,925,000            2,014,551
Director State Nevada
 Department
 Business & Industry Capital
 Appreciation--Las Vegas
 Monorail
 (zero coupon), due 1/1/19...   9,325,000            3,588,633
                                                --------------
                                                    11,346,067
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (3.5%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority,
 Atlantic City Electric Co.
 Project A
 7.20%, due 11/1/29 (b)......  $3,000,000       $    3,345,120
New Jersey Economic
 Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14 (c)......   8,000,000            8,722,080
                                                --------------
                                                    12,067,200
                                                --------------
NEW YORK (20.8%)
Dutchess County New York
 Industrial Development
 Agency
 Revenue Bard College Civic
 Facility
 5.50%, due 8/1/20...........   2,350,000            2,379,822
Long Island Power Authority
 New York Electric System
 Revenue
 5.50%, due 12/1/12..........   2,470,000            2,703,662
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue,
 Series A
 5.625%, due 7/1/27..........   9,500,000            9,913,250
 5.75%, due 7/1/21...........   1,000,000            1,061,150
 Dedicated Tax Fund
 Series A
 4.50%, due 4/1/18...........   5,000,000            4,726,350
 Service Contract Capital
 Appreciation Transportation
 Facilities Revenue
 Series 7
 (zero coupon), due 7/1/14...   3,930,000            2,060,971
Nassau County New York
 Interim Financial Authority
 Sales Tax Secured
 Series A
 5.75%, due 11/15/12.........   1,000,000            1,101,550
New York City General
 Obligation
 Series E
 5.875%, due 8/1/13..........  10,000,000           10,646,600
 Series A
 6.00%, due 5/15/21..........     500,000              541,115
 Series A
 7.75%, due
 8/15/07-8/15/15.............      50,000               51,037
 7.75%, due 8/15/07-8/15/16
 (e).........................     115,000              117,452
 Series D
 8.00%, due 8/1/04 (e).......      25,000               25,490

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
NEW YORK (CONTINUED)
New York City General Obligation (Continued)
 8.00%, due 8/1/04...........  $   30,000       $       30,583
 Series F
 8.20%, due 11/15/04 (e).....     105,000              108,718
New York Counties Tobacco
 Trust I
 Tobacco Settlement Pass
 Through
 Bond Flex Amortization
 6.50%, due 6/1/35...........     400,000              423,816
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30..........   2,750,000            2,910,930
New York State Dormitory
 Authority
 Revenue
 Series C
 7.375%, due 5/15/10 (e).....   1,280,000            1,581,171
 7.375%, due 5/15/10.........   4,720,000            5,523,533
 Series B
 7.50%, due 5/15/11 (e)......   1,380,000            1,717,382
 7.50%, due 5/15/11..........   2,870,000            3,417,280
 City University
 System-Consolidated
 Series A
 5.25%, due 7/1/30...........     250,000              249,445
 Columbia University
 Series A
 5.00%, due 7/1/25...........     500,000              488,050
 New York University
 Series A
 5.75%, due 7/1/27...........   2,500,000            2,742,175
 6.00%, due 7/1/18-7/1/19....   7,000,000            7,901,193
 State University
 Series C
 5.75%, due 5/15/17..........   1,070,000            1,180,092
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.25%, due 6/15/10..........     400,000              409,428
 7.50%, due 6/15/12..........   3,050,000            3,140,738
 Series B
 7.50%, due 3/15/11..........     700,000              702,618
New York State Local
 Government
 Assistance Corp. Series C
 (zero coupon), due 4/1/14
 (c).........................   1,130,000              612,833
New York State Thruway
 Authority
 Highway & Bridge Trust Fund
 Series B-1
 5.75%, due 4/1/16...........   2,500,000            2,694,200
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16...........     100,000              104,684

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
Triborough Bridge & Tunnel
 Authority of New York
 General Purpose Revenue
 Series Y
 6.125%, due 1/1/21..........  $  750,000       $      856,882
                                                --------------
                                                    72,124,200
                                                --------------
NORTH CAROLINA (2.7%)
North Carolina Eastern
 Municipal Power Agency,
 Power System Revenue
 Series D
 6.75%, due 1/1/26...........   2,000,000            2,128,320
North Carolina Municipal
 Power
 Agency, Catawba Electrical
 Revenue
 Series B
 6.50%, due 1/1/20...........   7,000,000            7,348,950
                                                --------------
                                                     9,477,270
                                                --------------
OHIO (1.8%)
American Municipal Power
 Ohio Incorporated
 5.25%, due 1/1/12...........   1,460,000            1,538,723
Ohio State Air Quality
 Development
 Authority Revenue, Pollution
 Control Cleveland Co.
 Project
 8.00%, due 12/1/13 (e)......   2,000,000            2,141,940
Ohio State Higher Educational
 Facility
 Commission Revenue
 Higher Educational
 Denison University Project
 5.125%, due 11/1/21.........   2,500,000            2,474,900
                                                --------------
                                                     6,155,563
                                                --------------
PENNSYLVANIA (4.2%)
Allegheny County Port
 Authority
 Special Revenue
 Transportation
 6.25%, due 3/1/16 (c).......   3,750,000            4,283,400
 6.375%, due 3/1/15..........   3,120,000            3,588,062
Philadelphia Pennsylvania
 Gas Works Revenue
 Third Series
 5.125%, due 8/1/31..........   3,700,000            3,557,291
Philadelphia Pennsylvania
 School
 District
 Series A
 5.75%, due 2/1/11...........   3,000,000            3,307,740
                                                --------------
                                                    14,736,493
                                                --------------
PUERTO RICO (2.8%)
Puerto Rico Commonwealth
 5.50%, due 7/1/12 (e).......   5,000,000            5,345,800

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
PUERTO RICO (CONTINUED)
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority
 Special, Series A
 5.50%, due 10/1/17..........  $1,500,000       $    1,588,500
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29...........   2,750,000            2,776,648
                                                --------------
                                                     9,710,948
                                                --------------
SOUTH CAROLINA (2.0%)
Charleston County South
 Carolina
 Public Improvement
 6.125%, due 9/1/11 (e)......   2,425,000            2,738,844
Tobacco Settlement Revenue
 Management Authority South
 Carolina, Series B
 6.375%, due 5/15/28.........   4,000,000            4,113,400
                                                --------------
                                                     6,852,244
                                                --------------
TEXAS (8.1%)
Austin Texas Convention
 Enterprises
 Series B
 5.75%, due 1/1/32...........   4,000,000            4,002,880
Austin Texas Water &
 Wastewater
 System Revenue
 5.75%, due 5/15/15 (e)......   2,900,000            3,091,690
Dallas Fort Worth Texas
 International Airport
 Facilities Improvement
 Revenue
 Series A
 6.00%, due 11/1/28 (b)......   4,000,000            4,182,840
El Paso, Texas Certificates
 Obligation
 5.875%, due 8/15/11.........   1,000,000            1,075,360
Frisco Texas Independent
 School
 District Capital
 Appreciation
 (zero coupon), due
 8/15/27.....................   3,000,000              696,300
Harris County Texas
 Certificates Obligation
 5.125%, due 10/1/13.........   1,000,000            1,023,040
Harris County Texas Health
 Facility
 Development Corporation
 Hospital
 Revenue Memorial Hermann
 Healthcare, Series A
 6.375%, due 6/1/29..........   1,500,000            1,543,290
Houston Texas Water & Sewer
 Systems Revenue
 Participation
 Series C
 6.375%, due 12/1/17 (e).....      75,000               77,651
 6.375%, due 12/1/17.........   1,150,000            1,186,949
San Antonio Texas Electric &
 Gas
 Series 2000
 5.00%, due 2/1/17 (e).......   5,000,000            5,045,700
Spring Texas Independent
 School
 District, Series A
 4.50%, due
 8/15/21-8/15/22.............   3,600,000            3,176,184

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Texas State College
 Student Loan
 5.50%, due 8/1/10 (b).......  $1,760,000       $    1,862,432
Texas State University
 System Revenue Financing
 Series A
 5.00%, due 3/15/13..........   1,000,000            1,013,870
                                                --------------
                                                    27,978,186
                                                --------------
UTAH (0.2%)
Salt Lake County Utah
 Hospital Revenue
 IHC Health Services
 5.125%, due 2/15/33.........     750,000              716,108
                                                --------------

WASHINGTON (2.0%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15..........   6,500,000            7,007,650
                                                --------------

WEST VIRGINIA (0.3%)
Kanawha Mercer Nicholas
 County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (e).........................   2,230,000            1,066,743
                                                --------------

WISCONSIN (1.8%)
Wisconsin State, Series C
 5.75%, due 5/1/11...........   1,045,000            1,145,309
 6.00%, due 5/1/12...........   4,590,000            5,092,513
                                                --------------
                                                     6,237,822
                                                --------------
Total Long-Term Municipal
 Bonds
 (Cost $313,891,845).........                      323,071,261
                                                --------------
CUMULATIVE PREFERRED STOCK (2.6%)

Charter Mac Equity Issuer
 Trust
 Series A-1
 7.10%, due 6/30/09 (a)......   9,000,000            9,275,220
                                                --------------
Total Cumulative Preferred
 Stock
 (Cost $9,029,821)...........                        9,275,220
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (5.1%)
Calcasieu Parish Inc.
 Louisiana Industrial
 Development Board Olin
 Corporation
 Project, Series B
 3.25%, due 2/1/16 (d)(e)....  $  500,000       $      500,000
Clark County Nevada School
 District
 Series B
 3.25%, due 6/15/21 (d)......   1,200,000            1,200,000
Illinois Development Finance
 Authority Revenue
 Olin Corporation Project
 Series D
 3.25%, due 3/1/16 (d)(e)....     600,000              600,000
Illinois Health Facilities
 Authority Revenue
 Elmhurst Memorial Health
 Series A
 3.30%, due 1/1/28 (d).......   5,700,000            5,700,000
Indiana Health Facility
 Financing
 Authority Hospital Revenue
 Clarian Health Obligation
 Series B
 3.30%, due 3/1/30 (d).......   9,600,000            9,600,000
                                                --------------
Total Short-Term Investments
 (Cost $17,600,000)..........                       17,600,000
                                                --------------
Total Investments
 (Cost $340,521,666) (f).....       100.8%         349,946,481(g)
Liabilities in Excess of
 Cash and Other Assets.......        (0.8)          (2,891,715)
                               -----------      --------------
Net Assets...................       100.0%      $  347,054,766
                               ===========      ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       CONTRACTS      UNREALIZED
                         LONG      APPRECIATION (h)
                       ----------------------------
FUTURES CONTRACTS (0.00%) (i)

Municipal Bond
 September 2001
 (30 Year)...........     125          $47,070
                                       -------
Total Futures
 Contracts
 (Settlement Value
 $12,539,063)........                  $47,070
                                       =======

-------
(a)  May be sold to Institutional Investors only.
(b)  Interest on these securities is subject to alternative
     minimum tax.
(c)  Segregated or partially segregated as collateral for
     futures contracts.
(d)  Variable rate securities that may be tendered back to
     the issuer at any time prior to maturity at par.
(e)  Prerefunding Securities--issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(f)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(g)  At June 30, 2001, net unrealized appreciation was
     $9,424,815, based on cost for federal tax purposes. This
     consisted of aggregate gross unrealized appreciation for
     all investments on which there was an excess of market
     value over cost of $12,173,565 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $2,748,750.
(h)  Represents the difference between the value of the
     contract at the time they were opened and the value at
     June 30, 2001.
(i)  Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $340,521,666).............................................       $349,946,481
Cash........................................................            134,773
Receivables:
  Interest..................................................          4,976,129
  Fund shares sold..........................................            682,830
  Investment securities sold................................            494,976
                                                                   ------------
        Total assets........................................        356,235,189
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          7,010,041
  Fund shares redeemed......................................            339,506
  Manager...................................................            169,374
  Variation margin on futures contracts.....................            131,750
  NYLIFE Distributors.......................................            131,545
  Transfer agent............................................             51,648
  Trustees..................................................              2,431
  Custodian.................................................              1,638
Accrued expenses............................................             71,539
Dividends payable...........................................          1,270,951
                                                                   ------------
        Total liabilities...................................          9,180,423
                                                                   ------------
Net assets..................................................       $347,054,766
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     30,786
  Class B...................................................            326,396
  Class C...................................................              1,204
Additional paid-in capital..................................        368,517,053
Accumulated undistributed net investment income.............            254,051
Accumulated net realized loss on investments................        (31,546,609)
Net unrealized appreciation on investments and futures
  contracts.................................................          9,471,885
                                                                   ------------
Net assets..................................................       $347,054,766
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 29,815,868
                                                                   ============
Shares of beneficial interest outstanding...................          3,078,565
                                                                   ============
Net asset value per share outstanding.......................       $       9.68
Maximum sales charge (4.50% of offering price)..............               0.46
                                                                   ------------
Maximum offering price per share outstanding................       $      10.14
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $316,072,958
                                                                   ============
Shares of beneficial interest outstanding...................         32,639,617
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.68
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,165,940
                                                                   ============
Shares of beneficial interest outstanding...................            120,401
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.68
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 9,977,588
                                                              -----------
Expenses:
  Manager...................................................    1,020,418
  Distribution--Class B.....................................      392,780
  Distribution--Class C.....................................        1,245
  Service--Class A..........................................       31,149
  Service--Class B..........................................      392,780
  Service--Class C..........................................        1,245
  Transfer agent............................................      160,208
  Shareholder communication.................................       30,627
  Recordkeeping.............................................       30,157
  Professional..............................................       27,039
  Registration..............................................       16,221
  Custodian.................................................       16,062
  Trustees..................................................        5,434
  Miscellaneous.............................................       18,212
                                                              -----------
    Total expenses..........................................    2,143,577
                                                              -----------
Net investment income.......................................    7,834,011
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................    1,787,201
  Futures transactions......................................     (580,883)
                                                              -----------
Net realized gain on investments............................    1,206,318
                                                              -----------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................   (1,282,216)
  Futures transactions......................................      106,445
                                                              -----------
Net unrealized loss on investments..........................   (1,175,771)
                                                              -----------
Net realized and unrealized gain on investments.............       30,547
                                                              -----------
Net increase in net assets resulting from operations........  $ 7,864,558
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $  7,834,011    $ 16,517,454
  Net realized gain (loss) on investments...................      1,206,318     (10,678,685)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     (1,175,771)     32,083,284
                                                               ------------    ------------
  Net increase in net assets resulting from operations......      7,864,558      37,922,053
                                                               ------------    ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................       (624,416)       (761,964)
    Class B.................................................     (6,933,978)    (15,726,286)
    Class C.................................................        (21,566)        (31,862)
                                                               ------------    ------------
      Total dividends to shareholders.......................     (7,579,960)    (16,520,112)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     32,292,891      29,653,294
    Class B.................................................     11,267,621      12,332,962
    Class C.................................................        418,330       1,017,765
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        550,104         540,425
    Class B.................................................      3,710,223      10,119,834
    Class C.................................................         10,752          20,873
                                                               ------------    ------------
                                                                 48,249,921      53,685,153
Cost of shares redeemed:
    Class A.................................................    (25,537,884)    (22,408,908)
    Class B.................................................    (20,401,010)    (79,960,965)
    Class C.................................................       (396,004)       (444,730)
                                                               ------------    ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      1,915,023     (49,129,450)
                                                               ------------    ------------
      Net increase (decrease) in net assets.................      2,199,621     (27,727,509)
NET ASSETS:
Beginning of period.........................................    344,855,145     372,582,654
                                                               ------------    ------------
End of period...............................................   $347,054,766    $344,855,145
                                                               ============    ============
Accumulated undistributed net investment income at end of
  period....................................................   $    254,051    $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                Class A
                                                   -----------------------------------------------------------------
                                                   Six months
                                                     ended                    Year ended December 31,
                                                    June 30,    ----------------------------------------------------
                                                     2001+        2000       1999       1998       1997       1996
                                                   ----------   --------   --------   --------   --------   --------
Net asset value at beginning of period...........   $   9.68    $   9.08   $  10.20   $  10.19   $   9.84   $  10.02
                                                    --------    --------   --------   --------   --------   --------
Net investment income............................       0.23        0.47       0.45       0.47       0.51       0.54
Net realized and unrealized gain (loss) on
  investments....................................      (0.01)       0.60      (1.12)      0.03       0.35      (0.19)
                                                    --------    --------   --------   --------   --------   --------
Total from investment operations.................       0.22        1.07      (0.67)      0.50       0.86       0.35
                                                    --------    --------   --------   --------   --------   --------
Less dividends:
  From net investment income.....................      (0.22)      (0.47)     (0.45)     (0.48)     (0.51)     (0.53)
  In excess of net investment income.............         --          --         --      (0.01)        --         --
                                                    --------    --------   --------   --------   --------   --------
Total dividends..................................      (0.22)      (0.47)     (0.45)     (0.49)     (0.51)     (0.53)
                                                    --------    --------   --------   --------   --------   --------
Net asset value at end of period.................   $   9.68    $   9.68   $   9.08   $  10.20   $  10.19   $   9.84
                                                    ========    ========   ========   ========   ========   ========
Total investment return (a)......................       2.33%      12.15%     (6.75%)     4.98%      9.02%      3.63%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income........................       4.83%++     5.05%      4.62%      4.61%      5.14%       5.4%
    Expenses.....................................       1.03%++     1.03%      1.02%      1.02%      1.01%       1.0%
Portfolio turnover rate..........................         26%         56%       101%       116%       119%        95%
Net assets at end of period (in 000's)...........   $ 29,816    $ 22,495   $ 13,676   $ 17,868   $ 13,017   $ 16,486

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 Class B                                                        Class C
    -----------------------------------------------------------------   --------------------------------------------------------
    Six months                                                          Six months                                 September 1*
      ended                    Year ended December 31,                    ended       Year ended     Year ended       through
     June 30,    ----------------------------------------------------    June 30,    December 31,   December 31,   December 31,
      2001+        2000       1999       1998       1997       1996       2001+          2000           1999           1998
    ----------   --------   --------   --------   --------   --------   ----------   ------------   ------------   -------------
     $   9.68    $   9.09   $  10.21   $  10.19   $   9.84   $  10.03    $   9.68      $   9.09       $  10.21       $  10.25
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
         0.22        0.45       0.43       0.45       0.49       0.51        0.22          0.45           0.43           0.15
        (0.01)       0.59      (1.12)      0.03       0.35      (0.19)      (0.01)         0.59          (1.12)         (0.04)
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
         0.21        1.04      (0.69)      0.48       0.84       0.32        0.21          1.04          (0.69)          0.11
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.21)      (0.45)     (0.43)     (0.45)     (0.49)     (0.51)      (0.21)        (0.45)         (0.43)         (0.15)
           --          --         --      (0.01)        --         --          --            --             --          (0.00)(b)
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
        (0.21)      (0.45)     (0.43)     (0.46)     (0.49)     (0.51)      (0.21)        (0.45)         (0.43)         (0.15)
     --------    --------   --------   --------   --------   --------    --------      --------       --------       --------
     $   9.68    $   9.68   $   9.09   $  10.21   $  10.19   $   9.84    $   9.68      $   9.68       $   9.09       $  10.21
     ========    ========   ========   ========   ========   ========    ========      ========       ========       ========
         2.21%      11.75%     (6.96%)     4.83%      8.80%      3.33%       2.21%        11.75%         (6.96%)         1.09%
         4.58%++     4.80%      4.37%      4.36%      4.93%       5.2%       4.58%++       4.80%          4.37%          4.36%++
         1.28%++     1.28%      1.27%      1.27%      1.22%       1.2%       1.28%++       1.28%          1.27%          1.27%++
           26%         56%       101%       116%       119%        95%         26%           56%           101%           116%
     $316,073    $321,230   $358,417   $461,420   $482,209   $496,231    $  1,166      $  1,130       $    490       $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market

Notes to Financial Statements unaudited

where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable

MainStay Tax Free Bond Fund

income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $1,020,418.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $4,456 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $65,756 and $347, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001, amounted to $160,208.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The

MainStay Tax Free Bond Fund

Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $3,816 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $30,157 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $31,210,407, were available as shown in the table below, to the extent provided by the regulations, to offset future realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2004...................................................  $ 3,721
     2007...................................................   12,036
     2008...................................................   15,453
                                                              -------
                                                              $31,210
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $1,601,895 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $87,295 and $90,880, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           SIX MONTHS ENDED                             YEAR ENDED
                                            JUNE 30, 2001*                           DECEMBER 31, 2000
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   3,319         1,159           43          3,167         1,321          108
Shares issued in reinvestment of
  dividends.....................      57           384            1             58         1,087            2
                                  ------        ------          ---         ------        ------          ---
                                   3,376         1,543           44          3,225         2,408          110
Shares redeemed.................  (2,622)       (2,100)         (41)        (2,406)       (8,651)         (47)
                                  ------        ------          ---         ------        ------          ---
Net increase (decrease).........     754          (557)           3            819        (6,243)          63
                                  ======        ======          ===         ======        ======          ===

-------

 *  Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

--------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved.  MST10-08/01
                                                                              13

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Tax Free Bond Fund

    SEMIANNUAL REPORT
     UNAUDITED
     JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500 Index and Inflation--
                                                              Class A, Class B, and Class C Shares             3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year and Six-Month Performance           5
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           31

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Total Return Fund versus S&P 500
Index and Inflation

CLASS A SHARES Total Returns: 1 Year -20.47%, 5 Years 8.88%, 10 Years 11.04%

[Class A Line Graph]

                                                  MAINSTAY TOTAL RETURN
PERIOD-END                                                FUND                   S&P 500 INDEX*             INFLATION (CPI)+
----------                                        ---------------------          --------------             ----------------
12/90                                                    $ 9450                      $10000                      $10000
12/91                                                     12931                       13040                       10298
12/92                                                     13399                       14032                       10603
12/93                                                     14806                       15441                       10893
12/94                                                     14449                       15645                       11177
12/95                                                     18591                       21518                       11467
12/96                                                     21049                       26454                       11647
12/97                                                     24888                       35280                       12040
12/98                                                     31591                       45363                       12242
12/99                                                     36790                       54907                       12570
12/00                                                     35144                       49910                       12995
6/01                                                      31711                       46566                       13241

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -20.63%, 5 Years 9.14%, 10 Years 11.23% Class C Total Returns: 1 Year -17.29%, 5 Years 9.42%, 10 Years 11.23% [Class B & C Line Graph]

                                                  MAINSTAY TOTAL RETURN
PERIOD-END                                                FUND                   S&P 500 INDEX*             INFLATION (CPI)+
----------                                        ---------------------          --------------             ----------------
12/90                                                    $10000                      $10000                      $10000
12/91                                                     13684                       13040                       10298
12/92                                                     14179                       14032                       10603
12/93                                                     15667                       15441                       10893
12/94                                                     15290                       15645                       11177
12/95                                                     19566                       21518                       11467
12/96                                                     22057                       26454                       11647
12/97                                                     25949                       35280                       12040
12/98                                                     32684                       45363                       12242
12/99                                                     37784                       54907                       12570
12/00                                                     35859                       49910                       12995
6/01                                                      32248                       46566                       13241

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (12/29/87) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (12/29/87) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first six months of 2001, the equity markets faced several macroeconomic challenges. The economy showed signs of stalling and weakness appeared to be spreading overseas, particularly among technology-related companies. In an effort to keep the slowdown from turning into a recession, the Federal Reserve lowered the targeted federal funds rate six times from January through June 2001, for a cumulative reduction of 2.75%. It may still be too early to say whether these moves will jump-start the economy. In the first half of the year, corporate profits declined significantly, spurring a continuing string of earnings disappointments. Growth companies, which typically are able to advance through economic slowdowns, have struggled to maintain prior levels of sales and earnings growth.

Political risks have also escalated during the first half of the year--no doubt as a result of George Bush's narrow presidential victory and a change in senate majority leadership. Investors continue to focus on a number of concerns, including energy policy, health care debates, tax reform, and mid-East relations. As long as these issues remain unresolved, we anticipate continued market volatility.

Federal Reserve easing had a positive impact on bond prices throughout the first six months of 2001, but the hazy economic outlook has caused income investors to carefully evaluate whether the recovery has traction. Fortunately, the qualitative perception that a recovery is underway has been enough to keep the bond markets strong, while equity investors may wait for quantitative signals that growth potential can be realized.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Total Return Fund returned -9.77% for Class A shares and -10.07% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -2.54% return of the average Lipper(1) balanced fund over the same period. All share classes also underperformed the -6.70% return of the S&P 500 Index(2) for the first six months of 2001.

EQUITY STRATEGY

In the equity portion of the portfolio, our decision to reduce technology exposure had a positive impact on performance. The Fund also benefited by reducing equity weightings in utilities and independent power companies, as both sectors suffered from energy setbacks in California and Brazil. We have seen mixed results from an increase in financial stock holdings throughout the first half of the year and from a change the mix of consumer-staple stocks in

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) see footnote on page 3 for more information about the S&P 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[CLASS A BAR GRAPH]

PERIOD-END                                                                  CLASS A SHARES
----------                                                                  --------------
12/91                                                                            36.84%
12/92                                                                             3.62%
12/93                                                                            10.50%
12/94                                                                            -2.41%
12/95                                                                            28.66%
12/96                                                                            13.22%
12/97                                                                            18.24%
12/98                                                                            26.93%
12/99                                                                            16.46%
12/00                                                                            -4.48%
6/01                                                                             -9.77%

Returns reflect the historical performance of the Class B shares through 12/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

[CLASS B AND CLASS C BAR GRAPH]

PERIOD-END                                                            CLASS B AND CLASS C SHARES
----------                                                            --------------------------
12/91                                                                            36.84%
12/92                                                                             3.62%
12/93                                                                            10.50%
12/94                                                                            -2.41%
12/95                                                                            27.96%
12/96                                                                            12.73%
12/97                                                                            17.65%
12/98                                                                            25.96%
12/99                                                                            15.60%
12/00                                                                            -5.10%
6/01                                                                            -10.07%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

the second quarter of 2001. Also during the second quarter, we lowered the Fund's exposure to large-cap drug companies in favor of new health care services and specialty-pharmaceutical names, which we believe will have a positive impact on the performance of the equity portion of the Fund going forward.

Three of the Fund's best-performing stocks were Bed Bath & Beyond, Harley Davidson, and AOL Time Warner. Bed Bath & Beyond continued to show strong sales and earnings gains, despite a slowing economy. Harley Davidson still can't produce enough motorcycles to keep up with demand for its premium brand.

At the end of the reporting period, earnings and sales at the company were at record levels. AOL Time Warner's business model appears to include enough subscription revenues to deliver on-target earnings in 2001. AOL Time Warner also benefited from less exposure to advertising than other media companies, which helped reduce the impact of the economic downturn on the stock's performance.

Not all of the Fund's equity holdings provided positive results. Corning, a leader in fiber optics and telecommunications equipment, rose rapidly in January, but suffered during the sharp decline in demand for telecommunications equipment. As the company revised earnings estimates downward, the stock fell more than 70% from its price at the beginning of the year.(3) The Fund has been selling the stock to put these assets to more productive use.

EMC Corp., a technology storage leader, took a similar but less-severe path when the huge drop-off in technology spending caused the company's stock price to plummet. The Fund has been selling the stock throughout the first half of the year. Cisco Systems, a leading network company, also did well in January, but then took a dramatic tumble. To stem the negative impact on the portfolio, we trimmed the Fund's position in Cisco during the second quarter of 2001.

Among the new stocks we added to the equity portion of the Fund's portfolio in the first half of the year were United Healthcare, Pfizer, and Fannie Mae, each of which had a positive impact on performance. The Fund had negative results from Fleet Bank and Advanced Micro Devices, both of which were purchased during the second quarter.

The Fund has sold stocks in most sectors. In light of the general market decline, however, most sales have had a positive impact on performance. The largest equity sales included Genentech, Guidant, Schering Plough, and Applied Biosystems, all of which positively impacted performance during the reporting period.

The equity portion of the Fund remains overweighted in health care stocks, which underperformed due to health care legislation concerns and declining earnings among major drug companies and medical-device manufacturers. Although the Fund chooses stocks based on their individual merits, as a group, the Fund's consumer-cyclical stocks, which were overweighted as of June 30, 2001, significantly outperformed the market.

The equity portion of the Fund remained underweighted in the energy sector. As of June 30, 2001, the Fund had no exposure to telecommunications-services stocks, which has had a generally positive impact on the Fund's performance.

-------
(3) Unless otherwise indicated, returns reflect performance for the six-month period ending 6/30/01.

BOND STRATEGIES

Since recent data on where the economy is headed has been inconclusive, investors have been unwilling to commit to a direction for the Treasury market. As a result, we have kept the duration of the bond portion of the portfolio near that of the benchmark.

During the reporting period, Federal Reserve easing caused the yield curve to steepen, with the yield spread between two-year and 30-year Treasuries widening by 22 basis points. Since inflation was contained and the supply of Treasury securities was dwindling, we concluded that the yield curve had overcompensated. To take advantage of the situation, we implemented a flattening bias in the Fund's portfolio by moving incrementally into securities with longer maturities. The Fund has already benefited from this position, as the yield spread between 10-year and 30-year Treasuries collapsed from 50 basis points in early May to 34 basis points at the end of June.

Corporate bonds have recovered somewhat from the dramatic spread widening that occurred last year. While we believe risk premiums remain wide relative to a realistic outlook for corporate profitability, we have allocated the largest percentage of the bond portion of the Fund's portfolio to the corporate market--more than doubling the allocation at the end of 2000. We see positive potential among bonds issued by power generators and companies in consumer staples. We also favor businesses that can participate in the vibrant housing market. We believe the finance sector may be overpriced and have underweighted these securities, noting that yield spreads to comparable industrial issues have moved beyond historical norms.

The high-yield sector was negatively impacted by the slowing economy's effect on manufacturing and telecommunications companies. By the end of the reporting period, the average spread between high-yield bonds and comparable Treasury securities had risen to 800 basis points. If the economy shows evidence of renewed vigor, we believe the high-yield market could rally if spreads were to tighten as they did earlier in the year.

Mortgage-backed securities recaptured our attention during the reporting period as their yield advantages over many competing products increased. As of June 30, 2001, agency mortgage-backed securities offered yields 100 basis points over federal agency debentures of similar duration. We added exposure to mortgage-backed securities at the end of the reporting period, anticipating positive performance going forward--particularly if the Federal Reserve's new policy of gradualism keeps the Treasury market range-bound.

We have also continued to find value in asset-backed securities and have been opportunistically adding exposure to this sector during the first half of 2001. At the end of June 2001, the bond portion of the Fund's portfolio was invested approximately 16% in U.S. Treasuries, 1% in agency securities, 36% in corporate bonds, 30% in mortgage-backed securities, 7% in asset-backed securities, and 10% in floating-rate notes.

LOOKING AHEAD

As we look to the future, we believe investors will see continued market volatility, with stocks trading in a range and sector leadership rotating until we get a clearer indication of where the economy and corporate profits are headed.

In the equity portion of the Fund's portfolio, we continue to target companies where we have a high degree of confidence in sales and earnings estimates. Since the bull market appears to be over, we are more focused on our selling discipline and less inclined to give companies the benefit of the doubt. In an uncertain market, we believe it's prudent for the Fund to exit quickly from positions that show signs of fundamental deterioration.

With aggressive easing by the Federal Reserve and the economy beginning to show signs of recovery, we believe that a flatter yield curve is inevitable. While the Fed may cut rates another 25 basis points, we believe it may then step back to allow the economy to absorb the full impact of successive rate cuts and a scheduled tax rebate.

Accordingly, we foresee short-term rates drifting higher and corporate profitability reversing its downward trend. In such an environment, we would also anticipate lower volatility, with yield emerging as the primary driver of relative returns in the bond portion of the Fund's portfolio. For this reason, we expect to favor mortgage-backed and asset-backed securities over lower-yielding Treasuries.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Gary Goodenough
Christopher Harms
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/01
    Class A          -15.84%       10.12%      11.67%          11.56%
    Class B          -16.45%        9.42%      11.23%          11.23%
    Class C          -16.45%        9.42%      11.23%          11.23%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 6/30/01
    Class A          -20.47%        8.88%      11.04%          11.09%
    Class B          -20.63%        9.14%      11.23%          11.23%
    Class C          -17.29%        9.42%      11.23%          11.23%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                            SINCE INCEPTION
                      1 YEAR       5 YEARS     10 YEARS     THROUGH 6/30/01
    Class A         449  out of  111  out of      n/a          69  out of
                    467  funds   259  funds                   191  funds
    Class B         452  out of  146  out of   26  out of      23  out of
                    467  funds   259  funds    66  funds       46  funds
    Class C         452  out of      n/a          n/a         263  out of
                    467  funds                                385  funds
    Average Lipper
    balanced fund     -2.27%        9.81%       10.80%          11.13%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $19.80      $0.1757      $0.0000
    Class B     $19.84      $0.0966      $0.0000
    Class C     $19.84      $0.0966      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 6/30/01.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (37.2%)+
ASSET-BACKED SECURITIES (3.5%)

AIR FREIGHT (0.1%)
Atlas Air, Inc.
 Pass-Through Certificates
 Series 1999-1 Class C
 8.01%, due 1/2/10...........  $  330,297       $      330,961
 8.77%, due 1/2/11...........     676,160              688,459
                                                --------------
                                                     1,019,420
                                                --------------
AIRPLANES LEASES (0.2%)
AerCo Ltd.
 Series 2A Class A3
 4.44%, due 7/15/23 (f)......   2,400,000            2,400,240
                                                --------------

AUTO LEASES (0.5%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04..........   5,635,000            5,816,278
Capital Auto Receivables
 Asset Trust Series 2001-1
 Class A3
 5.33%, due 4/15/04..........   1,900,000            1,919,038
                                                --------------
                                                     7,735,316
                                                --------------
AUTOMOBILES (0.4%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04 (f)......   5,705,000            5,892,010
                                                --------------
COMMERCIAL & CONSUMER SERVICES (0.3%)
Arran One Ltd.
 Series 2000-A Class B
 4.23%, due 3/15/05 (f)(g)...   4,650,000            4,646,280
                                                --------------

ELECTRIC POWER COMPANIES (1.3%)
AES Eastern Energy L.P.,
 Pass-
 Through Certificates
 Series 1999-B
 9.00%, due 1/2/17...........     855,000              875,152
 9.67%, due 1/2/29...........   1,375,000            1,440,312
Connecticut RRB Special Purpose Trust,
 Series 2000-1 Class A5
 6.21%, due 12/30/11.........   6,560,000            6,434,376
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.........     800,000              779,888
PECO Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10.........   9,355,000            9,319,825
                                                --------------
                                                    18,849,553
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
INDEPENDENT POWER PRODUCER (0.1%)
Tiverton/Rumford Power Associates
 Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......  $1,375,000       $    1,363,698
                                                --------------

LEISURE TIME (0.2%)
Harley Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..........   3,600,000            3,633,156
                                                --------------

UTILITIES--ELECTRIC & GAS (0.4%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2000-1 Class A7
 6.75%, due 6/15/16..........   6,125,000            6,089,475
                                                --------------
Total Asset-Backed Securities
 (Cost $51,400,728)..........                       51,629,148
                                                --------------
CORPORATE BONDS (12.8%)

BANKS--MAJOR REGIONAL (1.3%)
Capital One Bank, Series BKNT
 6.875%, due 2/1/06..........  11,100,000           10,853,469
U.S. Bancorp
 7.50%, due 6/1/26...........   4,700,000            4,945,575
Wells Fargo Co.
 7.20%, due 5/1/03...........   3,135,000            3,261,936
                                                --------------
                                                    19,060,980
                                                --------------
BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Cos., Inc.
 6.80%, due 1/15/31..........   2,115,000            2,097,382
Canandaigua Brands, Inc.
 8.625%, due 8/1/06..........     550,000              556,875
Constellation Brands, Inc.
 8.00%, due 2/15/08 (c)......     740,000              738,150
                                                --------------
                                                     3,392,407
                                                --------------
BROADCAST/MEDIA (0.8%)
News America, Inc.
 7.25%, due 5/18/18..........     775,000              704,632
Time Warner Entertainment Co.
 10.15%, due 5/1/12..........   8,970,000           11,048,259
                                                --------------
                                                    11,752,891
                                                --------------
CABLE TV (0.1%)
CSC Holdings, Inc.
 7.625%, due 4/1/11 (c)......   1,330,000            1,268,829
                                                --------------

CHEMICALS--SPECIALTY (0.1%)
Millennium America, Inc.
 9.25%, due 6/15/08 (c)......     525,000              522,375
                                                --------------
-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
COMMERCIAL & CONSUMER SERVICES (0.2%)
Hertz Corp.
 8.25%, due 6/1/05...........  $2,145,000       $    2,284,211
                                                --------------
COMPUTER SYSTEMS (0.0%) (B)
Unisys Corp.
 8.125%, due 6/1/06..........     340,000              330,650
                                                --------------

CONSTRUCTION & HOUSING (0.5%)
Masco Corp.
 6.75%, due 3/15/06..........   7,290,000            7,342,780
                                                --------------

COSMETICS/PERSONAL CARE (0.4%)
International Flavors &
 Fragrances, Inc.
 6.45%, due 5/15/06 (c)......   5,280,000            5,287,075
                                                --------------

ELECTRIC POWER COMPANIES (2.2%)
AES Corp., (The)
 7.375%, due 6/15/14.........   8,080,000            7,979,000
 8.75%, due 12/15/02.........     430,000              434,300
Avista Corp.
 9.75%, due 6/1/08 (c).......     705,000              752,502
CMS Energy Corp.
 Series B
 6.75%, due 1/15/04..........     910,000              885,317
 8.125%, due 5/15/02.........     930,000              938,993
 8.90%, due 7/15/08..........     135,000              134,252
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)...     270,000              280,800
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11 (c)....     530,000              529,028
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08 (c).....   2,335,000            2,354,399
PSEG Power LLC
 6.875%, due 4/15/06 (c).....  11,475,000           11,556,484
Progress Energy, Inc.
 6.55%, due 3/1/04...........   5,400,000            5,513,130
Western Resources, Inc.
 6.875%, due 8/1/04..........     450,000              435,711
 7.125%, due 8/1/01..........     425,000              378,144
                                                --------------
                                                    32,172,060
                                                --------------
ELECTRONICS--COMPONENTS (0.0%) (B)
Thomas & Betts Corp.
 6.625%, due 5/7/08..........     325,000              248,547
                                                --------------
FINANCE (0.8%)
Associates Corp. of North
 America
 6.10%, due 1/15/05..........   4,285,000            4,328,793

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
FINANCE (CONTINUED)
Boeing Capital Corp.
 6.10%, due 3/1/11...........  $5,600,000       $    5,457,816
General Electric Capital
 Corp.
 Series A
 6.875%, due 11/15/10........   1,774,000            1,842,459
                                                --------------
                                                    11,629,068
                                                --------------
FOOD (0.0%) (B)
Smithfield Foods, Inc.
 7.625%, due 2/15/08.........     305,000              297,375
                                                --------------

FOOD & HEALTH CARE DISTRIBUTION (0.0%) (B)
McKesson HBOC, Inc.
 7.65%, due 3/1/27...........     345,000              304,914
                                                --------------

GOLD & PRECIOUS METALS MINING (0.1%)
Newmont Mining Corp.
 8.625%, due 5/15/11.........   1,565,000            1,545,283
                                                --------------

HEALTHCARE--HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.........      70,000               58,800
HCA-The Healthcare Corp.
 7.875%, due 2/1/11..........     390,000              393,175
 8.75%, due 9/1/10...........     445,000              472,275
Tenet Health Care Corp.
 8.00%, due 1/15/05..........     910,000              933,888
                                                --------------
                                                     1,858,138
                                                --------------
HEAVY DUTY TRUCKS (0.0%) (B)
Navistar International Corp.
 9.375%, due 6/1/06 (c)......     415,000              421,225
                                                --------------

HOMEBUILDING (0.0%) (B)
D.R. Horton, Inc.
 8.00%, due 2/1/09...........     555,000              535,575
                                                --------------

HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Manor Care, Inc.
 8.00%, due 3/1/08...........     765,000              768,825
                                                --------------

HOTEL (0.6%)
Hilton Hotels Corp.
 7.625%, due 5/15/08.........   7,915,000            7,719,207
MGM Mirage, Inc.
 8.375%, due 2/1/11..........     700,000              704,375
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........     835,000              764,583
                                                --------------
                                                     9,188,165
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
INDEPENDENT POWER PRODUCER (0.4%)
Calpine Canada Energy Finance
 ULC 8.50%, due 5/1/08.......  $  675,000       $      658,097
Calpine Corp.
 7.875%, due 4/1/08..........     217,000              207,104
 8.50%, due 2/15/11..........   5,260,000            5,040,079
                                                --------------
                                                     5,905,280
                                                --------------
INSURANCE--LIFE & HEALTH (0.2%)
UnumProvident Corp.
 7.625%, due 3/1/11..........   3,060,000            3,138,030
                                                --------------
LEISURE TIME (0.2%)
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36.........     320,000              281,356
Mandalay Resort Group, Inc.
 9.50%, due 8/1/08...........     460,000              481,275
Park Place Entertainment
 Corp.
 8.875%, due 9/15/08.........     465,000              477,788
Station Casinos, Inc.
 8.375%, due 2/15/08.........   1,165,000            1,169,369
                                                --------------
                                                     2,409,788
                                                --------------
MANUFACTURING--SPECIALIZED (0.1%)
Briggs & Stratton Corp.
 8.875%, due 3/15/11 (c).....     800,000              808,000
                                                --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Burlington Resources, Inc.
 6.68%, due 2/15/11..........   4,565,000            4,545,097
                                                --------------

PAPER & FOREST PRODUCTS (0.6%)
Georgia-Pacific Group
 7.50%, due 5/15/06..........   3,725,000            3,722,243
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........     985,000              906,200
Westvaco Corp.
 7.95%, due 2/15/31..........   4,830,000            4,729,343
                                                --------------
                                                     9,357,786
                                                --------------
POLLUTION CONTROL (0.4%)
Waste Management, Inc.
 7.375%, due 8/1/01..........   1,445,000            1,453,786
 8.00%, due 4/30/04..........   4,220,000            4,399,350
                                                --------------
                                                     5,853,136
                                                --------------
REAL ESTATE (0.1%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07 (f)......     650,000              590,341
                                                --------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.3%)
Felcor Lodging L.P.
 9.50%, due 9/15/08..........   1,130,000            1,135,650

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
REAL ESTATE INVESTMENT/MANAGEMENT (CONTINUED)
GS Escrow Corp.
 7.00%, due 8/1/03...........  $  300,000       $      300,017
 7.125%, due 8/1/05..........   1,820,000            1,784,326
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..........     525,000              522,552
Hospitality Properties Trust
 7.00%, due 3/1/08...........     475,000              444,175
MeriStar Hospitality Corp.
 9.00%, due 1/15/08 (c)......     330,000              332,475
                                                --------------
                                                     4,519,195
                                                --------------
RETAIL STORES--APPAREL (0.2%)
Gap, Inc. (The)
 5.625%, due 5/1/03..........   2,950,000            2,963,865
                                                --------------

RETAIL STORES--GENERAL MERCHANDISE (0.4%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.........   4,935,000            5,120,063
                                                --------------

SHIPPING (0.2%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06.........   2,190,000            2,321,400
                                                --------------

TELECOMMUNICATION CELLULAR/WIRELESS (0.3%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11 (c)......     705,000              706,344
Frontier Corp.
 6.00%, due 10/15/03.........     995,000              805,950
Price Communications Wireless
 Corp.
 Series B
 9.125%, due 12/15/06........   1,015,000            1,050,525
Rogers Wireless
 Communications Inc.
 9.625%, due 5/1/11 (c)......   2,355,000            2,366,775
                                                --------------
                                                     4,929,594
                                                --------------
TELECOMMUNICATION--LONG DISTANCE (1.6%)
Sprint Capital Corp.
 5.875%, due 5/1/04..........   3,195,000            3,165,734
 7.625%, due 1/30/11.........   5,865,000            5,819,077
Worldcom, Inc.
 6.50%, due 5/15/04..........   6,240,000            6,244,181
 8.25%, due 5/15/31..........   8,195,000            8,010,776
                                                --------------
                                                    23,239,768
                                                --------------
TOBACCO (0.0%) (B)
Standard Commercial Tobacco
 Co.
 8.875%, due 8/1/05..........     505,000              480,381
                                                --------------

TOYS (0.0%) (B)
Hasbro, Inc.
 5.60%, due 11/1/05..........     180,000              153,045
 7.95%, due 3/15/03..........     145,000              141,089

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
TOYS (CONTINUED)
Hasbro, Inc.
 8.50%, due 3/15/06..........  $   45,000       $       43,410
                                                --------------
                                                       337,544
                                                --------------
Total Corporate Bonds
 (Cost $185,391,235).........                      186,730,641
                                                --------------
MORTGAGE-BACKED SECURITIES (0.4%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERIZED MORTGAGE OBLIGATIONS) (0.4%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35..........   5,120,000            5,108,173
Salomon Brothers Mortgage
 Securities VII, Inc.
 Series 2000-C1 Class A
 4.36%, due 5/1/13 (c)(f)....     204,645              204,645
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 4.105%, due 9/25/22
 (c)(f)......................     813,077              813,321
                                                --------------
Total Mortgage-Backed
 Securities
 (Cost $5,879,355)...........                        6,126,139
                                                --------------
U.S. GOVERNMENT & FEDERAL AGENCIES (18.9%)

FEDERAL HOME LOAN BANK (0.1%)
 5.125%, due 9/15/03.........   1,070,000            1,079,395
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
 6.25%, due 2/1/11...........   4,865,000            4,799,079
 7.125%, due 6/15/10.........   2,020,000            2,155,138
                                                --------------
                                                     6,954,217
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.4%)
 5.50%, due 8/1/14-8/1/15
 (e).........................  26,881,387           26,012,043
 6.00%, due 5/1/29 (e).......  14,751,081           14,223,287
 6.50%, due 8/13/31-9/20/31
 TBA (d).....................  34,720,000           34,075,282
 7.00%, due 4/1/30...........   2,387,942            2,399,500
 7.00%, due 8/13/31 TBA
 (d).........................  27,910,000           27,997,358
 7.50%, due 8/13/31-8/16/31
 TBA (d).....................  34,000,000           34,632,060
                                                --------------
                                                   139,339,530
                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (2.6%)
 6.00%, due 4/15/29 (e)......  10,021,389            9,705,114

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 7.50%, due 12/15/23-12/15/28
 (e).........................  $28,154,377      $   28,935,702
                                                --------------
                                                    38,640,816
                                                --------------
UNITED STATES TREASURY BONDS (5.4%)
 5.375%, due 2/15/31 (h).....  11,530,000           10,924,675
 6.25%, due 8/15/23 (h)......  19,325,000           20,113,460
 6.875%, due 8/15/25.........   6,100,000            6,838,649
 8.75%, due 8/15/20 (h)......  11,090,000           14,685,600
 11.25%, due 2/15/15 (h).....  15,060,000           22,805,207
 11.625%, due 11/15/02 (h)...   4,100,000            4,503,604
                                                --------------
                                                    79,871,195
                                                --------------
UNITED STATES TREASURY NOTES (0.9%)
 5.75%, due 8/15/10..........   2,255,000            2,307,203
 6.25%, due 2/15/03-2/15/07
 (h).........................   8,950,000            9,332,988
 6.625%, due 5/15/07.........   1,165,000            1,251,466
                                                --------------
                                                    12,891,657
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $276,944,635).........                      278,776,810
                                                --------------
YANKEE BONDS (1.6%)

BROADCAST/MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.........     810,000              803,925
                                                --------------
CABLE TV (0.1%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.........     405,000              371,739
 7.30%, due 10/15/06.........     360,000              351,590
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.........     240,000              255,000
                                                --------------
                                                       978,329
                                                --------------
FOREIGN GOVERNMENT (0.8%)
United Mexican States
 8.375%, due 1/14/11.........   4,985,000            5,018,499
 9.875%, due 2/1/10..........   6,430,000            7,033,005
                                                --------------
                                                    12,051,504
                                                --------------
GOLD & PRECIOUS METALS--MINING (0.0%)(B)
Great Central Mines, Ltd.
 8.875%, due 4/1/08..........     910,000              791,700
                                                --------------

OIL & GAS (0.1%)
Husky Oil, Ltd.
 8.90%, due 8/15/28 (f)......   1,370,000            1,388,050
                                                --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (B)
Triton Energy Ltd.
 8.875%, due 10/1/07.........     365,000              374,125
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
YANKEE BONDS (CONTINUED)
OIL & GAS--WELL EQUIPMENT & SERVICES (0.4%)
Petroleum Geo-Services
 4.4369%, due 3/20/02 (f)....  $6,350,000       $    6,293,485
                                                --------------

TELECOMMUNICATION CELLULAR/WIRELESS (0.1%)
Rogers Cantel, Inc.
 9.375%, due 6/1/08..........     900,000              884,250
                                                --------------
TRANSPORTATION--SHIPPING (0.0%) (B)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08.........     210,000              118,650
 10.75%, due 10/15/06........     650,000              448,500
                                                --------------
                                                       567,150
                                                --------------
Total Yankee Bonds
 (Cost $24,079,772)..........                       24,132,518
                                                --------------
Total Long-Term Bonds
 (Cost $543,695,725).........                      547,395,256
                                                --------------
                                 SHARES
                               -----------
COMMON STOCKS (57.9%)

BANKS--MAJOR REGIONAL (1.3%)
Fleet Boston Financial
 Corp........................     223,200            8,805,240
Mellon Financial Corp. ......     214,100            9,848,600
                                                --------------
                                                    18,653,840
                                                --------------
BANKS--SAVINGS & LOANS (0.5%)
Washington Mutual, Inc. .....     177,000            6,646,350
                                                --------------

BROADCAST/MEDIA (1.3%)
Clear Channel Communications,
 Inc. (a)....................     303,130           19,006,251
                                                --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (1.6%)
Cisco Systems, Inc. (a)......     813,600           14,807,520
Corning, Inc. (a)(h).........     245,000            4,093,950
Nokia Corp. .................     232,300            5,119,892
                                                --------------
                                                    24,021,362
                                                --------------
COMPUTER SOFTWARE & SERVICE (3.9%)
Electronic Data Systems
 Corp. ......................      72,400            4,525,000
Microsoft Corp. (a)..........     447,900           32,696,700
Oracle Corp. (a).............   1,026,900           19,511,100
                                                --------------
                                                    56,732,800
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
COMPUTER SYSTEMS (1.8%)
EMC Corp. (a)................     325,000       $    9,441,250
Sun Microsystems, Inc. (a)...   1,088,400           17,109,648
                                                --------------
                                                    26,550,898
                                                --------------
ELECTRICAL EQUIPMENT (2.2%)
General Electric Co. ........     670,800           32,701,500
                                                --------------

ELECTRONICS--SEMICONDUCTORS (2.9%)
Advanced Micro Devices, Inc.
 (a).........................     197,100            5,692,248
Analog Devices, Inc. (a).....     250,700           10,842,775
Intel Corp. .................     532,500           15,575,625
Texas Instruments Inc. ......     324,900           10,234,350
                                                --------------
                                                    42,344,998
                                                --------------
ENTERTAINMENT (3.0%)
AOL Time Warner, Inc. .......     484,850           25,697,050
Viacom Inc. Class B (a)(h)...     370,699           19,183,673
                                                --------------
                                                    44,880,723
                                                --------------
FINANCIAL--MISCELLANEOUS (3.6%)
Citigroup Inc. ..............     558,493           29,510,770
Fannie Mae...................     166,100           14,143,415
MBNA Corp. ..................     286,200            9,430,290
                                                --------------
                                                    53,084,475
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
Cardinal Health, Inc. .......     114,400            7,893,600
                                                --------------

HEALTH CARE--DIVERSIFIED (1.7%)
Allergan, Inc. ..............     163,700           13,996,350
Bristol-Myers Squibb Co. ....     199,000           10,407,700
                                                --------------
                                                    24,404,050
                                                --------------
HEALTH CARE--DRUGS (3.5%)
Andrx Group. (a).............      43,000            3,311,000
Elan Corp. PLC (a)...........      72,900            4,446,900
Ivax Corp. (a)...............     287,125           11,197,875
King Pharmaceuticals, Inc.
 (a).........................      78,400            4,214,000
Merck & Co., Inc. ...........     118,300            7,560,553
Pfizer, Inc. ................     518,200           20,753,910
                                                --------------
                                                    51,484,238
                                                --------------
HEALTH CARE--HMO (1.6%)
Unitedhealth Group, Inc. ....     384,300           23,730,525
                                                --------------

HEALTH CARE--HOSPITAL MANAGEMENT (0.3%)
HCA--The Healthcare Co. .....     102,100            4,613,899
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (2.9%)
Baxter International Inc. ...     491,400           24,078,600
Medtronic, Inc. .............     400,300           18,417,803
                                                --------------
                                                    42,496,403
                                                --------------
HEALTH CARE--MISCELLANEOUS (1.4%)
Amgen Inc. (a)...............     338,700           20,552,316
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (2.2%)
Colgate-Palmolive Co. .......     309,500       $   18,257,405
Kimberly-Clark Corp. ........     241,100           13,477,490
                                                --------------
                                                    31,734,895
                                                --------------
INDEPENDENT POWER PRODUCER (0.4%)
Calpine Corp. (a)(h).........     144,000            5,443,200
                                                --------------
INSURANCE--MULTI-LINE (1.5%)
American International Group,
 Inc. .......................     259,830           22,345,380
                                                --------------

INSURANCE BROKERS (0.9%)
Marsh & Mclennan Cos.,
 Inc. .......................     138,100           13,948,100
                                                --------------

INVESTMENT BANK/BROKERAGE (0.6%)
Goldman Sachs Group, Inc.
 (h).........................      97,800            8,391,240
                                                --------------

LEISURE TIME (2.1%)
Harley-Davidson, Inc. (h)....     666,700           31,388,236
                                                --------------
MANUFACTURING--DIVERSIFIED (2.8%)
Illinois Tool Works, Inc. ...      66,000            4,177,800
Tyco International Ltd. .....     693,350           37,787,575
                                                --------------
                                                    41,965,375
                                                --------------
MISCELLANEOUS (1.5%)
AES Corp. (a)(h).............     520,100           22,390,305
                                                --------------

NATURAL GAS DISTRIBUTORS & PIPELINES (1.4%)
El Paso Energy Corp. ........     192,500           10,113,950
Enron Corp. .................     211,000           10,339,000
                                                --------------
                                                    20,452,950
                                                --------------
OIL & GAS--WELL EQUIPMENT & SERVICES (0.1%)
Transocean Sedco Forex
 Inc. .......................      51,000            2,103,750
                                                --------------

PERSONAL LOANS (3.0%)
Household International,
 Inc. .......................     407,000           27,146,900
Providian Financial Corp. ...     287,100           16,996,320
                                                --------------
                                                    44,143,220
                                                --------------
RETAIL STORES--DEPARTMENT (1.7%)
Kohl's Corp. (a)(h)..........     390,800           24,514,884
                                                --------------

RETAIL STORES--FOOD CHAINS (0.6%)
Safeway Inc. (a).............     195,400            9,379,200
                                                --------------



                                 SHARES             VALUE
                               -------------------------------
RETAIL STORES--SPECIALTY (3.9%)
Bed Bath & Beyond, Inc.
 (a).........................     767,800           23,955,360
Best Buy Co., Inc. (a).......      69,600            4,420,992
Costco Wholesale Corp. (a)...     121,000       $    4,970,680
CVS Corp. ...................     198,600            7,665,960
Home Depot, Inc. (The).......     249,250           11,602,588
Lowe's Cos., Inc. ...........      57,000            4,135,350
                                                --------------
                                                    56,750,930
                                                --------------
SPECIALIZED SERVICES (1.2%)
Omnicom Group, Inc. .........     209,100           17,982,600
                                                --------------
Total Common Stocks
 (Cost $661,970,439).........                      852,732,493
                                                --------------
PREFERRED STOCKS (0.0%) (b)

PAPER & FOREST PRODUCTS (0.0%) (b)
Paperboard Industries
 International, Inc.
 5.00%, Series A
 (c)(i)(j)(k)................      40,000              641,639
                                                --------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.0%) (b)
Sovereign Real Estate
 Investment Corp. 12.00%,
 Series A (c)................         510              507,450
                                                --------------
Total Preferred Stocks
 (Cost $1,135,528)...........                        1,149,089
                                                --------------
                                PRINCIPAL
                                 AMOUNT
                               -----------
SHORT-TERM INVESTMENTS (11.8%)

COMMERCIAL PAPER (8.4%)
American Express Credit Corp.
 3.75%, due 7/6/01...........  $10,000,000           9,993,748
 3.85%, due 7/3/01...........  10,955,000           10,951,482
American General Corp.
 3.76%, due 7/6/01...........  10,000,000            9,993,731
Deutsche Bank Financial, Inc.
 3.92%, due 7/2/01...........  28,000,000           27,993,894
General Electric Capital
 Corp.
 3.65%, due 7/10/01..........  11,720,000           11,708,114
Pemex Capital, Inc.
 3.77%, due 7/18/01 (e)......  10,000,000            9,981,130
Prudential Funding LLC
 3.70%, due 7/20/01..........  10,000,000            9,979,426
Salomon, Smith Barney
 Holdings, Inc.
 3.80%, due 7/6/01 (e).......  13,000,000           12,991,758
San Paolo IMI US Financial
 Co.
 3.71%, due 7/23/01 (e)......  10,000,000            9,976,275

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
 4.14%, due 7/2/01...........  $9,820,000       $    9,817,741
                                                --------------
Total Commercial Paper
 (Cost $123,387,299).........                      123,387,299
                                                --------------
INVESTMENT COMPANY (3.4%)
Merrill Lynch Premier Fund
 Institutional Fund..........  50,646,581           50,646,581
                                                --------------
Total Investment Company
 (Cost $50,646,581)..........                       50,646,581
                                                --------------
Total Short-Term Investments
 (Cost $174,033,880).........                      174,033,880
                                                --------------
Total Investments
 (Cost $1,380,835,572) (l)...       106.9%       1,575,310,718(m)
Liabilities in Excess of
 Cash and Other Assets.......        (6.9)        (102,263,225)
                               -----------      --------------
Net Assets...................       100.0%      $1,473,047,493
                               ===========      ==============

-------
(a)  Non-income producing securities.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(e)  Segregated or partially segregated as collateral for TBA.
(f)  Floating rate. Rate shown is the rate in effect at June 30, 2001.
(g) Eurobond-bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(h)  Represent securities out on loan or a portion which is out on loan. (See
     Note 2.)
(i)  Restricted Security.
(j)  Canadian Security.
(k)  Convertible Security.
(l)  The cost for federal income tax purposes is $1,380,908,014.
(m) At June 30, 2001 net unrealized appreciation was $194,402,704, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $244,377,629 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $49,974,925.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $1,380,835,572)...........................................       $1,575,310,718
Collateral held for securities loaned, at value (Note 2)....          124,619,335
Cash........................................................                3,354
Receivables:
  Investment securities sold................................           15,547,404
  Dividends and interest....................................            8,031,692
  Fund shares sold..........................................              471,642
                                                                   --------------
      Total assets..........................................        1,723,984,145
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          124,619,335
Payables:
  Investment securities purchased...........................          118,846,288
  NYLIFE Distributors.......................................            1,056,911
  Fund shares redeemed......................................              965,523
  Transfer agent............................................              762,741
  Manager...................................................              744,543
  Custodian.................................................               14,146
  Trustees..................................................               12,371
Accrued expenses............................................              190,631
Dividend payable............................................            3,724,163
                                                                   --------------
      Total liabilities.....................................          250,936,652
                                                                   --------------
Net assets..................................................       $1,473,047,493
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      112,143
  Class B...................................................              626,148
  Class C...................................................                4,313
Additional paid-in capital..................................        1,251,606,558
Accumulated distribution in excess of net investment
  income....................................................             (331,620)
Accumulated undistributed net realized gain on
  investments...............................................           26,554,805
Net unrealized appreciation on investments..................          194,475,146
                                                                   --------------
Net assets..................................................       $1,473,047,493
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  222,078,132
                                                                   ==============
Shares of beneficial interest outstanding...................           11,214,297
                                                                   ==============
Net asset value per share outstanding.......................       $        19.80
Maximum sales charge (5.50% of offering price)..............                 1.15
                                                                   --------------
Maximum offering price per share outstanding................       $        20.95
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,242,411,941
                                                                   ==============
Shares of beneficial interest outstanding...................           62,614,781
                                                                   ==============
Net asset value and offering price per share outstanding....       $        19.84
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    8,557,420
                                                                   ==============
Shares of beneficial interest outstanding...................              431,273
                                                                   ==============
Net asset value and offering price per share outstanding....       $        19.84
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $   3,076,362
  Interest..................................................     19,306,828
                                                              -------------
    Total income............................................     22,383,190
                                                              -------------
Expenses:
  Manager...................................................      4,951,181
  Distribution--Class B.....................................      4,919,540
  Distribution--Class C.....................................         33,652
  Transfer agent............................................      2,173,147
  Service--Class A..........................................        283,239
  Service--Class B..........................................      1,639,596
  Service--Class C..........................................         11,220
  Shareholder communication.................................        118,712
  Recordkeeping.............................................         90,514
  Custodian.................................................         79,560
  Professional..............................................         63,458
  Registration..............................................         27,151
  Trustees..................................................         25,194
  Miscellaneous.............................................         35,703
                                                              -------------
    Total expenses before waiver............................     14,451,867
Fees waived by Manager......................................       (210,819)
                                                              -------------
    Net expenses............................................     14,241,048
                                                              -------------
Net investment income.......................................      8,142,142
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................     10,976,572
Net change in unrealized appreciation on investments........   (188,351,644)
                                                              -------------
Net realized and unrealized loss on investments.............   (177,375,072)
                                                              -------------
Net decrease in net assets resulting from operations........  $(169,232,930)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $11,434.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2001*        2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   8,142,142    $   13,833,811
  Net realized gain on investments..........................     10,976,572       131,624,376
  Net change in unrealized appreciation on investments......   (188,351,644)     (234,569,698)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......   (169,232,930)      (89,111,511)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (2,042,950)       (3,106,204)
    Class B.................................................     (6,196,604)      (10,676,465)
    Class C.................................................        (41,964)          (61,200)
  From net realized gain on investments:
    Class A.................................................             --       (30,682,162)
    Class B.................................................             --      (197,428,577)
    Class C.................................................             --        (1,320,018)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....     (8,281,518)     (243,274,626)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     40,667,765       107,907,060
    Class B.................................................     41,701,787       141,457,148
    Class C.................................................      1,020,893         6,192,422
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      1,170,844        32,141,768
    Class B.................................................      3,261,754       202,697,254
    Class C.................................................         21,381         1,319,957
                                                              --------------   --------------
                                                                 87,844,424       491,715,609
  Cost of shares redeemed:
    Class A.................................................    (25,774,656)      (67,495,076)
    Class B.................................................   (109,078,517)     (279,859,715)
    Class C.................................................     (1,115,438)       (1,487,481)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (48,124,187)      142,873,337
                                                              --------------   --------------
      Net decrease in net assets............................   (225,638,635)     (189,512,800)
NET ASSETS:
Beginning of period.........................................  1,698,686,128     1,888,198,928
                                                              --------------   --------------
End of period...............................................  $1,473,047,493   $1,698,686,128
                                                              ==============   ==============
Accumulated undistributed net investment income (excess
  distribution) at end of period............................  $    (331,620)   $      231,289
                                                              ==============   ==============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                    -----------------------------------------------------------------------
                                                    Six months
                                                      ended                         Year ended December 31,
                                                     June 30,       -------------------------------------------------------
                                                      2001+           2000        1999        1998        1997       1996
                                                    ----------      --------    --------    --------    --------    -------
Net asset value at beginning of period..........     $  22.14       $  27.23    $  24.96    $  21.44    $  20.09    $ 18.53
                                                     --------       --------    --------    --------    --------    -------
Net investment income...........................         0.17           0.38        0.34        0.39        0.40       0.37
Net realized and unrealized gain (loss) on
  investments...................................        (2.33)         (1.62)       3.69        5.29        3.19       2.07
                                                     --------       --------    --------    --------    --------    -------
Total from investment operations................        (2.16)         (1.24)       4.03        5.68        3.59       2.44
                                                     --------       --------    --------    --------    --------    -------
Less dividends and distributions:
  From net investment income....................        (0.18)         (0.39)      (0.34)      (0.39)      (0.40)     (0.37)
  From net realized gain on investments.........           --          (3.46)      (1.42)      (1.77)      (1.84)     (0.51)
                                                     --------       --------    --------    --------    --------    -------
Total dividends and distributions...............        (0.18)         (3.85)      (1.76)      (2.16)      (2.24)     (0.88)
                                                     --------       --------    --------    --------    --------    -------
Net asset value at end of period................     $  19.80       $  22.14    $  27.23    $  24.96    $  21.44    $ 20.09
                                                     ========       ========    ========    ========    ========    =======
Total investment return (a).....................        (9.77)%        (4.48)%     16.46%      26.93%      18.24%     13.22%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.......................         1.69%++        1.42%       1.32%       1.66%       1.86%       1.9%
    Net expenses................................         1.20%++        1.13%       1.13%       1.16%       1.15%       1.1%
    Expenses (before waiver)....................         1.23%++        1.15%       1.16%       1.18%       1.15%       1.1%
Portfolio turnover rate.........................           61%           123%        125%        169%        182%       173%
Net assets at end of period (in 000's)..........     $222,078       $231,649    $203,924    $152,598    $108,329    $68,975

-------
 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Class B                                                       Class C
-------------------------------------------------------------------------------   ----------------------------------------
    Six months                                                                    Six months
      ended                         Year ended December 31,                         ended       Year ended     Year ended
     June 30,    --------------------------------------------------------------    June 30,    December 31,   December 31,
      2001+         2000         1999         1998         1997         1996        2001+          2000           1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ------------   ------------
    $   22.17    $    27.23   $    24.96   $    21.45   $    20.10   $    18.53     $22.17        $27.23         $24.96
    ----------   ----------   ----------   ----------   ----------   ----------     ------        ------         ------
         0.10          0.18         0.15         0.21         0.29         0.27       0.10          0.18           0.15
        (2.33)        (1.60)        3.69         5.28         3.19         2.08      (2.33)        (1.60)          3.69
    ----------   ----------   ----------   ----------   ----------   ----------     ------        ------         ------
        (2.23)        (1.42)        3.84         5.49         3.48         2.35      (2.23)        (1.42)          3.84
    ----------   ----------   ----------   ----------   ----------   ----------     ------        ------         ------
        (0.10)        (0.18)       (0.15)       (0.21)       (0.29)       (0.27)     (0.10)        (0.18)         (0.15)
           --         (3.46)       (1.42)       (1.77)       (1.84)       (0.51)        --         (3.46)         (1.42)
    ----------   ----------   ----------   ----------   ----------   ----------     ------        ------         ------
        (0.10)        (3.64)       (1.57)       (1.98)       (2.13)       (0.78)     (0.10)        (3.64)         (1.57)
    ----------   ----------   ----------   ----------   ----------   ----------     ------        ------         ------
    $   19.84    $    22.17   $    27.23   $    24.96   $    21.45   $    20.10     $19.84        $22.17         $27.23
    ==========   ==========   ==========   ==========   ==========   ==========     ======        ======         ======
       (10.07)%       (5.10)%      15.60%       25.96%       17.65%       12.73%    (10.07)%       (5.10)%        15.60%
         0.94%++       0.67%        0.57%        0.91%        1.36%         1.4%      0.94%++       0.67%          0.57%
         1.95%++       1.88%        1.88%        1.91%        1.65%         1.6%      1.95%++       1.88%          1.88%
         1.98%++       1.90%        1.91%        1.93%        1.65%         1.6%      1.98%++       1.90%          1.91%
           61%          123%         125%         169%         182%         173%        61%          123%           125%
    $1,242,412   $1,457,366   $1,678,696   $1,482,411   $1,198,206   $1,029,878     $8,557        $9,671         $5,579

        Class C
---  -------------
     September 1*
        through
     December 31,
         1998
     -------------
        $21.70
        ------
          0.11
          5.03
        ------
          5.14
        ------
         (0.11)
         (1.77)
        ------
         (1.88)
        ------
        $24.96
        ======
         23.94%
          0.91%++
          1.91%++
          1.93%++
           169%
        $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by

Notes to Financial Statements unaudited

appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Restricted security held at June 30, 2001:

                                                                                            PERCENT
                                              ACQUISITION                       6/30/01        OF
                  SECURITY                       DATE       SHARES     COST      VALUE     NET ASSETS
                  --------                    -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc.
  5.00%, Class A Preferred Stock............    5/4/98      40,000   $665,691   $641,639       0.0%(a)
                                                                     ========   ========    =======

-------
(a)  Less than one tenth of a percent.

MainStay Total Return Fund

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 2001, the Fund had portfolio securities on loan with a market value of $117,779,803 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $179,957, net of broker fees and rebates, for the six months ended June 30, 2001, which is included as interest income on the Statement of Operations.

Investments made with cash and non-cash collateral at June 30, 2001:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    8,452,153      $  8,452,153
Cash with Security Lending Agent............................                         16,118
                                                                               ------------
                                                                                  8,468,271
                                                                               ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Polonius, Inc.
  4.01%, due 7/10/01........................................  $10,200,000        10,189,800
Tannehill Capital Corp LLC
  4.34%, due 9/20/01........................................    4,200,000         4,159,649
Three Crowns Funding LLC
  4.05%, due 7/5/01.........................................   10,118,000        10,113,458
VVR Funding LLC
  4.02%, due 7/24/01........................................    8,000,000         7,979,555
                                                                               ------------
                                                                                 32,442,462
                                                                               ------------
MASTER NOTE
Bank of America Securities
  4.25%, due 7/2/01.........................................   50,000,000        50,000,000
                                                                               ------------
REPURCHASE AGREEMENTS
Deutsche Bank Alex Brown Inc.
  4.20%, due 7/2/01
  (Collateralized by
  $570,836 Avis Group Holdings, Inc.
    11.00%, due 5/1/09 Market Value $570,836
  $1,952,260 Chelsea Property Group
    7.25%, due 10/21/07 Market Value $2,024,362
  $515,714 Cyprus Amax Minerals Co.
    10.125%, due 4/1/02 Market Value $540,870
  $8,414,992 GMAC Commercial Mortgage Securities, Inc.
    7.786%, due 8/15/36 Market Value $8,414,992
  $2,180,880 Ralston Purina Co.
    7.875%, due 6/15/25 Market Value $2,186,905
  $1,764,537 Sprint Capital Corp.
    7.625%, due 6/10/02 Market Value $1,764,537)............   15,000,000        15,000,000

MainStay Total Return Fund

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (Continued)
Morgan (J.P.) Securities Inc.
  4.18%, due 7/2/01
  (Collateralized by
  $10,000 Cash Management Bill
    (zero coupon), due 4/23/99 Market Value $9,910
  $350,000 El Paso CGP Co.
    8.125%, due 9/15/02 Market Value $363,216
  $1,435,000 Marriott International, Inc.
    8.125%, due 4/1/05 Market Value $1,520,024
  $2,000,000 Mattel, Inc.
    6.00%, due 7/15/03 Market Value $1,978,480
  $3,505,000 Raytheon Co.
    6.15%, due 11/1/08 Market Value $3,202,659
  $11,150,000 Union Pacific Corp.
    6.34%, due 11/25/03 Market Value $11,318,477)...........  $17,515,000      $ 17,515,000
                                                                               ------------
                                                                                 32,515,000
                                                                               ------------
Total investments made with cash collateral.................                   $123,425,733
                                                                               ============
Non-cash collateral received and held by the Fund at June
  30, 2001:
United States Treasury Bonds
    3.625%, due 4/15/28.....................................      200,000      $    225,750
    6.25%, due 8/15/23......................................      190,000           202,113
    8.125%, due 8/15/19.....................................      100,000           127,531
    10.375%, due 11/15/12...................................       86,000           109,999
    10.75, due 5/15/03......................................       88,000            99,303
    12.00%, due 8/15/13.....................................      300,000           428,906
                                                                               ------------
Total non-cash collateral...................................                   $  1,193,602
                                                                               ============
Total collateral............................................                   $124,619,335
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change, which amounted to $423,533, had no impact on the Fund's total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by the Fund on December 31, 2000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-

MainStay Total Return Fund

keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the six months ended June 30, 2001 the Manager earned $4,951,181 and waived $210,819 of its fees, pursuant to its voluntary fee breakpoint.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $8,775 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,115, $411,231 and $2,318, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $2,173,147.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $16,815 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $90,514 for the six months ended June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of U.S. Government securities, other than short-term securities, were $452,950 and $548,818, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $470,628 and $457,828, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

MainStay Total Return Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                   JUNE 30, 2001*               DECEMBER 31, 2000
                                             ---------------------------   ---------------------------
                                             CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                             -------   -------   -------   -------   -------   -------
Shares sold...............................    1,948     2,005       49      4,006      5,219     228
Shares issued in reinvestment of dividends
  and distributions.......................       59       166        1      1,448      9,173      60
                                             ------    ------      ---     ------    -------     ---
                                              2,007     2,171       50      5,454     14,392     288
Shares redeemed...........................   (1,254)   (5,279)     (55)    (2,482)   (10,307)    (57)
                                             ------    ------      ---     ------    -------     ---
Net increase (decrease)...................      753    (3,108)      (5)     2,972      4,085     231
                                             ======    ======      ===     ======    =======     ===

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSTR10- 08/01
                                                               14

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Total Return Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay Value Fund versus Russell 1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year 12.85%, 5 Years 8.14%, 10 Years 12.47%

[CLASS A GRAPH]

                                                   MAINSTAY VALUE FUND          INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                   -------------------          ----------------        -------------------------
12/90                                                      9450                       10000                       10000
12/91                                                     13349                       10298                       12461
12/92                                                     15954                       10603                       14182
12/93                                                     18116                       10893                       16752
12/94                                                     18076                       11177                       16418
12/95                                                     23271                       11467                       22715
12/96                                                     28353                       11847                       27630
12/97                                                     34558                       12048                       37350
12/98                                                     31997                       12242                       43168
12/99                                                     34662                       12570                       46363
12/00                                                     38785                       12995                       48813
6/01                                                      39048                       13241                       48987

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 13.57%, 5 Years 8.34%, 10 Years 12.63% Class C Total Returns: 1 Year 17.57%, 5 Years 8.63%, 10 Years 12.63%

[CLASS B AND C GRAPH]

                                                   MAINSTAY VALUE FUND          INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                   -------------------          ----------------        -------------------------
12/90                                                     10000                       10000                       10000
12/91                                                     14126                       10298                       12461
12/92                                                     16883                       10603                       14182
12/93                                                     19170                       10893                       16752
12/94                                                     19128                       11177                       16418
12/95                                                     24486                       11467                       22715
12/96                                                     29656                       11847                       27630
12/97                                                     35969                       12048                       37350
12/98                                                     33058                       12242                       43168
12/99                                                     35539                       12570                       46363
12/00                                                     39467                       12995                       48813
6/01                                                      39599                       13241                       48987

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(*) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity markets showed considerable volatility in the first six months of 2001, with many companies in the technology and communication-services sectors suffering severe stock-price corrections. As the economy slowed during the first half of the year, the stock market reacted as if it were in the throes of a recession. To keep market concerns from becoming reality, the Federal Reserve lowered the targeted federal funds rate six times in the first six months of 2001--for a cumulative reduction of 2.75%.

Despite this aggressive action, disappointing corporate-profit announcements and dim prospects for a rapid economic turnaround caused the stock market to continue its decline. An unprecedented build-out in many industries over the past few years had led to structural excesses. When demand suddenly contracted, the impact on operating margins and earnings was severely negative. While the Federal Reserve's aggressive easing may have avoided an even sharper downturn, economic and corporate-profit data have not yet indicated that the hoped-for recovery is fully underway. During the first six months of 2001, value stocks continued to outperform growth stocks and the equity market as a whole.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Value Fund returned 0.68% for Class A shares and 0.34% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -2.79% return of the average Lipper(1) large-cap value fund over the same period. All share classes also outperformed the -1.26% return of the Russell 1000(R) Value Index(2) for the first six months of 2001.

The Fund outperformed its peers largely as a result of sticking closely to its well-defined value disciplines. During the reporting period, the market favored value equities with solid fundamentals and catalysts for potential improvement.

STRONG AND WEAK PERFORMERS

During the first half of 2001, the largest positive contributor to the Fund's performance was American Standard, a multi-industry manufacturing company. The company's stock rose 22%,(3) as the market responded positively to new management's restructuring efforts. The Fund continues to hold the shares. Tosco, a major refiner and marketer of petroleum products, advanced when the company agreed to be acquired by Phillips Petroleum. When the shares reached our price target in February, we sold them at a gain of 25% from the

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Russell 1000(R) Value Index.

(3) Unless otherwise indicated, returns reflect the performance for the six-month period ending 6/30/01.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS A SHARES

[CLASS A BAR CHART]

PERIOD-END                                                             TOTAL RETURN %
----------                                                             --------------
12/91                                                                      41.26
12/92                                                                      19.52
12/93                                                                      13.55
12/94                                                                      -0.22
12/95                                                                      28.74
12/96                                                                      21.84
12/97                                                                      21.88
12/98                                                                      -7.41
12/99                                                                       8.33
12/00                                                                      11.89
6/01                                                                        0.68

Returns reflect the historical performance of the Class B shares through 12/94. See footnote (*) on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

[CLASS B AND CLASS C BAR CHART]

PERIOD-END                                                            TOTAL RETURN %
----------                                                            --------------
12/91                                                                      41.26
12/92                                                                      19.52
12/93                                                                      13.55
12/94                                                                      -0.22
12/95                                                                      28.01
12/96                                                                      21.11
12/97                                                                      21.29
12/98                                                                      -8.09
12/99                                                                       7.51
12/00                                                                      11.05
6/01                                                                        0.34

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote (*) on page 9 for more information on performance.

beginning of the year. Alcoa, a major global aluminum producer, benefited from solid cost-control measures, sinking global capacity for aluminum products, and anticipation of an aluminum-price rebound in the coming quarters. The stock rose 20% over the first six months of the year. Apple Computer was also a strong performer, advancing with a new product line-up that offset earlier missteps. We sold the Fund's shares in April and June after they hit our price target, realizing gains of 38% to 65% year-to-date. IBM was also a solid contributor to the Fund's performance, with share prices rising 34% during the first half of 2001, largely due to the company's steady earnings in a highly volatile period for most technology stocks.

Negative contributors to performance included El Paso, which dropped 26% in the first half of the year due to weaker natural gas prices, supply concerns, and problems on the West Coast. We believe the recent pullback has brought El Paso to a more realistic valuation given the company's earnings outlook, and the Fund continues to hold the shares. The Fund's decision to own Motorola appears to have been premature, as the stock fell 18% in the first half 2001, along with other semiconductor chip and handset manufacturers. The Fund continues to hold the shares since we believe they still offer good value. McDonald's was another laggard, continuing to suffer from last year's European hoof-and-mouth and mad cow disease scares as well as a weakening global economy. Once again, the Fund has maintained the position based on our belief that the shares are attractive at current valuation levels.

STRATEGIC POSITIONING

The Fund uses a bottom-up approach, selecting stocks based on their individual characteristics and fundamental potential. As of June 30, 2001, this selection process caused the Fund to be overweighted in the basic-materials and capital-goods sectors. We have found stocks in both sectors that represent good value and should benefit from any rebound in economic activity. We have trimmed the Fund's energy holdings but remain overweighted in the energy sector, with an emphasis on large multinational oil concerns. During the reporting period, many of the Fund's refining stocks and exploration and production holdings were sold when they reached our price targets. The Fund is also overweighted in technology compared to its benchmark. We have invested in a number of companies with strong franchises, excellent balance sheets, historically low multiples, and stock prices that fit our valuation parameters.

The Fund remains underweighted in utilities and consumer cyclicals. Utilities seldom outperform in periods of aggressive Federal Reserve easing. As for consumer cyclicals, we are concerned that valuations are too high considering that consumers have yet to feel the full impact of increasing unemployment. In addition, many consumer-cyclical companies have record-high debt levels, which may negatively impact share prices in the coming months.

LOOKING AHEAD

We intend to remain somewhat defensive until we see clearer evidence that the global economy is stabilizing, although more compelling equity valuations could alter our perspective. We are cautiously optimistic that central-bank easing will help strengthen the economy, but worry that structural issues may prevent a number of companies from taking full advantage of additional liquidity. We also see high corporate and consumer debt levels as potential challenges to a swift recovery.

We remain committed to value-based investing and confident in our approach to it. We believe the merits of our discipline were largely proven during the first half of 2001, which showed many major indices posting negative returns while the Fund posted a positive total return.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/01
    Class A              19.42%     9.37%     13.11%         10.92%
    Class B              18.57%     8.63%     12.63%         10.61%
    Class C              18.57%     8.63%     12.63%         10.61%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 6/30/01
    Class A              12.85%     8.14%     12.47%         10.51%
    Class B              13.57%     8.34%     12.63%         10.61%
    Class C              17.57%     8.63%     12.63%         10.61%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 6/30/01
    Class A             13 out of   117 out of     n/a           90 out of
                        297 funds   142 funds                   103 funds
    Class B             19 out of   130 out of  36 out of        27 out of
                        297 funds   142 funds   49 funds         29 funds
    Class C             19 out of      n/a         n/a          116 out of
                        297 funds                               214 funds
    Average Lipper
    large-cap value
    fund                  3.88%       11.90%      13.57%         12.35%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 6/30/01

             NAV (6/30/01)    INCOME    CAPITAL GAINS
    Class A      $19.20       $0.0500      $0.0000
    Class B      $19.17       $0.0142      $0.0000
    Class C      $19.17       $0.0142      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges. Lipper Inc. has reclassified MainStay Value Fund as a large-cap value fund. Rankings shown for the six-month period ended 6/30/01 reflect performance within the Lipper large-cap value fund universe.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 6/30/01.

                       This page intentionally left blank

MainStay Value Fund

                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (90.0%)+
ALUMINUM (1.9%)
Alcoa Inc. .....................      444,056      $ 17,495,807
                                                   ------------

BANKS (12.7%)
Bank of America Corp. ..........      260,600        15,643,818
FleetBoston Financial Corp. ....      750,310        29,599,730
JP Morgan Chase & Co. ..........      548,580        24,466,668
PNC Financial Services Group,
 Inc. (The).....................      378,300        24,888,357
Washington Mutual, Inc. ........      612,150        22,986,232
                                                   ------------
                                                    117,584,805
                                                   ------------
CHEMICALS (0.5%)
Air Products & Chemicals,
 Inc. ..........................      102,200         4,675,650
                                                   ------------
COMPUTER SOFTWARE & SERVICES (0.5%)
Computer Sciences Corp. (a).....      140,400         4,857,840
                                                   ------------
COMPUTER SYSTEMS (5.6%)
Gateway, Inc. (a)...............      910,200        14,972,790
International Business Machines
 Corp. .........................      214,500        24,238,500
Unisys Corp. (a)................      879,900        12,943,329
                                                   ------------
                                                     52,154,619
                                                   ------------
CONGLOMERATES (1.4%)
Textron, Inc. ..................      242,300        13,336,192
                                                   ------------

ELECTRIC POWER COMPANIES (0.9%)
FirstEnergy Corp. ..............      254,800         8,194,368
                                                   ------------
ELECTRONICS--DEFENSE (1.5%)
Raytheon Co. ...................      520,500        13,819,275
                                                   ------------

ELECTRONICS--SEMICONDUCTORS (2.2%)
Advanced Micro Devices, Inc.
 (a)............................      312,800         9,033,664
Intel Corp. ....................      134,700         3,939,975
Motorola, Inc. .................      438,300         7,258,248
                                                   ------------
                                                     20,231,887
                                                   ------------
FINANCE (7.0%)
American General Corp. .........      209,100         9,712,695
Citigroup Inc. .................      823,166        43,496,091
Morgan Stanley Dean Witter &
 Co. ...........................      172,300        11,066,829
                                                   ------------
                                                     64,275,615
                                                   ------------
FOOD (2.6%)
Heinz (H.J.) Co. ...............      332,700        13,604,103
Kraft Foods Inc. Class A (a)....      343,700        10,654,700
                                                   ------------
                                                     24,258,803
                                                   ------------

                                    SHARES            VALUE
                                  -----------------------------
HEALTH CARE--MISCELLANEOUS (0.5%)
Tenet Healthcare Corp. (a)......       91,200      $  4,705,008
                                                   ------------

HOUSEHOLD PRODUCTS (3.9%)
Kimberly-Clark Corp. ...........      395,000        22,080,500
Procter & Gamble Co. (The)......      216,500        13,812,700
                                                   ------------
                                                     35,893,200
                                                   ------------
INSURANCE (6.6%)
Allstate Corp. (The)............      472,000        20,763,280
Chubb Corp. (The)...............      160,700        12,443,001
Hartford Financial Services
 Group, Inc. (The)..............      181,700        12,428,280
Lincoln National Corp. .........      289,000        14,955,750
                                                   ------------
                                                     60,590,311
                                                   ------------
INVESTMENT BANK/BROKERAGE (1.5%)
Goldman Sachs Group, Inc.
 (The)..........................      159,000        13,642,200
                                                   ------------

MACHINERY (2.2%)
Ingersoll-Rand Co. .............      501,700        20,670,040
                                                   ------------

MANUFACTURING (3.5%)
American Standard Cos. Inc.
 (a)............................      533,500        32,063,350
                                                   ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (2.8%)
El Paso Corp. ..................      496,180        26,069,297
                                                   ------------

OIL & GAS SERVICES (2.5%)
Burlington Resources Inc. ......      192,200         7,678,390
Unocal Corp. ...................      441,550        15,078,933
                                                   ------------
                                                     22,757,323
                                                   ------------
OIL--INTEGRATED DOMESTIC (2.5%)
Phillips Petroleum Co. .........      414,500        23,626,500
                                                   ------------

OIL--INTEGRATED INTERNATIONAL (7.3%)
Chevron Corp. ..................      244,800        22,154,400
Exxon Mobil Corp. ..............      364,700        31,856,545
Texaco Inc. ....................      197,100        13,126,860
                                                   ------------
                                                     67,137,805
                                                   ------------
PAPER & FOREST PRODUCTS (2.4%)
International Paper Co. ........      615,200        21,962,640
                                                   ------------

RESTAURANTS (2.6%)
McDonald's Corp. ...............      874,200        23,655,852
                                                   ------------

RETAIL (2.5%)
Sears, Roebuck & Co. ...........      543,000        22,974,330
                                                   ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS (4.0%)
AT&T Corp. .....................      624,850      $ 13,746,700
Sprint Corp. (FON Group)........      707,200        15,105,792
WorldCom, Inc. (a)..............      581,900         8,262,980
                                                   ------------
                                                     37,115,472
                                                   ------------
TELEPHONE (6.8%)
ALLTEL Corp. ...................      303,200        18,574,032
SBC Communications Inc. ........      417,600        16,729,056
Verizon Communications Inc. ....      519,700        27,803,950
                                                   ------------
                                                     63,107,038
                                                   ------------
TOBACCO (1.6%)
Philip Morris Cos., Inc. .......      297,900        15,118,425
                                                   ------------
Total Common Stocks
 (Cost $785,004,385)............                    831,973,652
                                                   ------------
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
SHORT-TERM INVESTMENTS (9.5%)

COMMERCIAL PAPER (6.1%)
American Express Credit Corp.
 3.75%, due 7/3/01..............  $ 7,665,000         7,662,604
General Electric Capital Corp.
 3.75%, due 7/10/01.............   13,175,000        13,161,262
Prudential Funding LLC
 3.70%, due 7/20/01.............   10,000,000         9,979,425
UBS Finance (Delaware) LLC
 4.14%, due 7/2/01..............   15,990,000        15,986,322
Wells Fargo & Co.
 3.70%, due 7/30/01.............   10,000,000         9,969,138
                                                   ------------
Total Commercial Paper
 (Cost $56,758,751).............                     56,758,751
                                                   ------------
                                    SHARES            VALUE
                                  -----------------------------
INVESTMENT COMPANY (3.4%)
Merrill Lynch Premier
 Institutional Fund.............   31,447,795      $ 31,447,795
                                                   ------------
Total Investment Company
 (Cost $31,447,795).............                     31,447,795
                                                   ------------
Total Short-Term Investments
 (Cost $88,206,546).............                     88,206,546
                                                   ------------
Total Investments
 (Cost $873,210,931)(b).........         99.5%      920,180,198(c)
Cash And Other Assets,
 Less Liabilities...............          0.5         4,038,045
                                  -----------      ------------
Net Assets......................        100.0%     $924,218,243
                                  ===========      ============

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $878,377,482.
(c)  At June 30, 2001, net unrealized appreciation was
     $41,802,716, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $74,737,155 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $32,934,439.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $873,210,931).............................................       $920,180,198
Cash........................................................              2,372
Receivables:
  Investment securities sold................................         26,028,242
  Dividends.................................................          1,418,531
  Fund shares sold..........................................            497,932
                                                                   ------------
        Total assets........................................        948,127,275
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         20,612,002
  Fund shares redeemed......................................            696,191
  NYLIFE Distributors.......................................            671,838
  Manager...................................................            452,942
  Transfer agent............................................            410,184
  Trustees..................................................              6,608
  Custodian.................................................              5,951
Accrued expenses............................................            135,957
Dividend payable............................................            917,359
                                                                   ------------
        Total liabilities...................................         23,909,032
                                                                   ------------
Net assets..................................................       $924,218,243
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     65,074
  Class B...................................................            416,505
  Class C...................................................                559
Additional paid-in capital..................................        828,261,870
Accumulated undistributed net investment income.............            871,854
Accumulated undistributed net realized gain on
  investments...............................................         47,633,114
Net unrealized appreciation on investments..................         46,969,267
                                                                   ------------
Net assets..................................................       $924,218,243
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $124,914,298
                                                                   ============
Shares of beneficial interest outstanding...................          6,507,448
                                                                   ============
Net asset value per share outstanding.......................       $      19.20
Maximum sales charge (5.50% of offering price)..............               1.12
                                                                   ------------
Maximum offering price per share outstanding................       $      20.32
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $798,232,904
                                                                   ============
Shares of beneficial interest outstanding...................         41,650,499
                                                                   ============
Net asset value and offering price per share outstanding....       $      19.17
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,071,041
                                                                   ============
Shares of beneficial interest outstanding...................             55,885
                                                                   ============
Net asset value and offering price per share outstanding....       $      19.17
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 8,361,965
  Interest..................................................    1,821,240
                                                              -----------
    Total income............................................   10,183,205
                                                              -----------
Expenses:
  Distribution--Class B.....................................    2,997,969
  Distribution--Class C.....................................        3,260
  Manager...................................................    2,734,651
  Transfer agent............................................    1,277,952
  Service--Class A..........................................      147,464
  Service--Class B..........................................      999,323
  Service--Class C..........................................        1,087
  Shareholder communication.................................       77,815
  Recordkeeping.............................................       59,066
  Custodian.................................................       45,649
  Professional..............................................       41,884
  Registration..............................................       23,403
  Trustees..................................................       14,470
  Miscellaneous.............................................       25,629
                                                              -----------
    Total expenses..........................................    8,449,622
                                                              -----------
Net investment income.......................................    1,733,583
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................   55,595,218
Net change in unrealized appreciation on investments........  (53,898,190)
                                                              -----------
Net realized and unrealized gain on investments.............    1,697,028
                                                              -----------
Net increase in net assets resulting from operations........  $ 3,430,611
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                  ended         December 31,
                                                              June 30, 2001*        2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   1,733,583    $      566,320
  Net realized gain on investments..........................     55,595,218        43,589,953
  Net change in unrealized appreciation on investments......    (53,898,190)       37,151,545
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      3,430,611        81,307,818
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (295,282)         (838,235)
    Class B.................................................       (565,656)         (490,134)
    Class C.................................................           (791)             (441)
  From net realized gain on investments:
    Class A.................................................             --        (4,467,580)
    Class B.................................................             --       (32,824,240)
    Class C.................................................             --           (27,349)
  In excess of net realized gain on investments:
    Class A.................................................             --          (622,391)
    Class B.................................................             --        (4,573,558)
    Class C.................................................             --            (3,640)
  Return of capital:
    Class A.................................................             --          (622,360)
    Class B.................................................             --          (363,907)
    Class C.................................................             --              (327)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....       (861,729)      (44,834,162)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     51,664,585        93,765,367
    Class B.................................................     35,199,537        58,434,822
    Class C.................................................        472,605           430,044
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --         6,293,077
    Class B.................................................             --        37,322,062
    Class C.................................................             --            29,566
                                                              --------------   --------------
                                                                 87,336,727       196,274,938
  Cost of shares redeemed:
    Class A.................................................    (40,473,772)     (107,716,750)
    Class B.................................................    (57,926,320)     (322,230,104)
    Class C.................................................       (175,244)         (347,822)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................    (11,238,609)     (234,019,738)
                                                              --------------   --------------
      Net decrease in net assets............................     (8,669,727)     (197,546,082)
NET ASSETS:
Beginning of period.........................................    932,887,970     1,130,434,052
                                                              --------------   --------------
End of period...............................................  $ 924,218,243    $  932,887,970
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  period....................................................  $     871,854    $           --
                                                              ==============   ==============

-------
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                   ------------------------------------------------------------------------------
                                                     Six
                                                    months
                                                    ended                            Year ended December 31,
                                                   June 30,      ----------------------------------------------------------------
                                                    2001+          2000          1999          1998          1997          1996
                                                   --------      --------      --------      --------      --------      --------
Net asset value at beginning of period.......     $  19.12       $  18.18      $  17.16      $  21.76      $  20.34      $  18.25
                                                   --------      --------      --------      --------      --------      --------
Net investment income (loss).................         0.10           0.15          0.12          0.23          0.27          0.30
Net realized and unrealized gain (loss) on
 investments.................................         0.03           1.96          1.29         (1.92)         4.10          3.66
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations.............         0.13           2.11          1.41         (1.69)         4.37          3.96
                                                   --------      --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income..................        (0.05)         (0.15)        (0.00)(b)     (0.23)        (0.27)        (0.30)
 From net realized gain on investments.......           --          (0.80)        (0.19)        (2.68)        (2.68)        (1.57)
 In excess of net realized gain on
   investments...............................           --          (0.11)        (0.13)           --            --            --
 Return of capital...........................           --          (0.11)        (0.07)           --            --            --
                                                   --------      --------      --------      --------      --------      --------
Total dividends and distributions............        (0.05)         (1.17)        (0.39)        (2.91)        (2.95)        (1.87)
                                                   --------      --------      --------      --------      --------      --------
Net asset value at end of period.............     $  19.20       $  19.12      $  18.18      $  17.16      $  21.76      $  20.34
                                                   ========      ========      ========      ========      ========      ========
Total investment return (a)..................         0.68%         11.89%         8.33%        (7.41%)       21.88%        21.84%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)..............         1.03%++        0.73%         0.70%         1.03%         1.22%          1.6%
   Expenses..................................         1.19%++        1.20%         1.13%         1.09%         1.11%          1.1%
Portfolio turnover rate......................           45%            92%           61%           83%           61%           47%
Net assets at end of period (in 000's).......     $124,914       $113,111      $117,036      $114,925      $124,011      $ 73,259

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      Class B                                                     Class C
    ---------------------------------------------------------------------------   ----------------------------------------
       Six                                                                           Six
      months                                                                        months
      ended                         Year ended December 31,                         ended       Year ended     Year ended
     June 30,    --------------------------------------------------------------    June 30,    December 31,   December 31,
      2001+         2000         1999         1998         1997         1996        2001+          2000           1999
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ------------   ------------
    $    19.12   $    18.09   $    17.15   $    21.74   $    20.32   $    18.25   $    19.12    $    18.09     $    17.15
    ----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------     ----------
          0.03         0.01        (0.01)        0.06         0.15         0.20         0.03          0.01          (0.01)
          0.03         1.95         1.28        (1.91)        4.10         3.64         0.03          1.95           1.28
    ----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------     ----------
          0.06         1.96         1.27        (1.85)        4.25         3.84         0.06          1.96           1.27
    ----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------     ----------
         (0.01)       (0.01)       (0.00)(b)    (0.06)       (0.15)       (0.20)       (0.01)        (0.01)         (0.00)(b)
            --        (0.80)       (0.19)       (2.68)       (2.68)       (1.57)          --         (0.80)         (0.19)
            --        (0.11)       (0.13)          --           --           --           --         (0.11)         (0.13)
            --        (0.01)       (0.01)          --           --           --           --         (0.01)         (0.01)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------     ----------
         (0.01)       (0.93)       (0.33)       (2.74)       (2.83)       (1.77)       (0.01)        (0.93)         (0.33)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------     ----------
    $    19.17   $    19.12   $    18.09   $    17.15   $    21.74   $    20.32   $    19.17    $    19.12     $    18.09
    ==========   ==========   ==========   ==========   ==========   ==========   ==========    ==========     ==========
          0.34%       11.05%        7.51%       (8.09%)      21.29%       21.11%        0.34%        11.05%          7.51%
          0.28%++     (0.02%)      (0.05%)       0.28%        0.70%         1.1%        0.28%++      (0.02%)        (0.05%)
          1.94%++      1.95%        1.88%        1.84%        1.63%         1.6%        1.94%++       1.95%          1.88%
            45%          92%          61%          83%          61%          47%          45%           92%            61%
    $  798,233   $  819,003   $1,012,767   $1,174,554   $1,399,589   $1,019,307   $    1,071    $      774     $      631

        Class C
     --------------

     September 1,*
        through
      December 31,
          1998
     --------------
         $18.16
         ------
           0.03
           1.67
         ------
           1.70
         ------
          (0.03)
          (2.68)
             --
             --
         ------
          (2.71)
         ------
         $17.15
         ======
           9.88%
           0.28%++
           1.84%++
             83%
         $   80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the

MainStay Value Fund

distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the six months ended June 30, 2001 the Manager earned $2,734,651.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940

Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $5,140 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,358, $303,186 and $53, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $1,277,952.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $10,254 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $59,066 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $2,629,216 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

MainStay Value Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $379,452 and $405,462, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                    JUNE 30, 2001*               DECEMBER 31, 2000
                                              ---------------------------   ----------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   --------
Shares sold.................................   2,710     1,841       25      5,116      3,297      24
Shares issued in reinvestment of dividends
  and distributions.........................      --        --       --        342      2,023       1
                                              ------    ------     ----     ------    -------     ---
                                               2,710     1,841       25      5,458      5,320      25
Shares redeemed.............................  (2,119)   (3,027)      (9)    (5,980)   (18,474)    (20)
                                              ------    ------     ----     ------    -------     ---
Net increase (decrease).....................     591    (1,186)      16       (522)   (13,154)      5
                                              ======    ======     ====     ======    =======     ===

-------
 *  Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
- Not FDIC insured. - No bank guarantee. - May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSV10-08/01
                                                             15

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers Aggregate Bond
                                                              Index, a Three-Index Composite, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              The MainStay(R) Funds                           39

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year -3.53%, Since Inception 2.55%

[CLASS A SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
PERIOD-END                                  INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
----------                               ------------------      ---------------       -----------------         -----------
2/28/97                                       $ 9550                 $10000                 $10000                 $10000
12/97                                          10183                  10907                  10131                  10656
12/98                                          10709                  11854                  10294                  11619
12/99                                          10955                  11756                  10569                  11525
12/00                                          10784                  13123                  10920                  11700
6/01                                           11156                  13598                  11126                  11739

CLASS B SHARES Class B Total Returns: 1 Year -4.74%, Since Inception 2.45%

[CLASS B SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
PERIOD-END                                  INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
----------                               ------------------      ---------------       -----------------         -----------
2/28/97                                       $10000                 $10000                 $10000                 $10000
12/97                                          10602                  10907                  10131                  10656
12/98                                          11062                  11854                  10294                  11619
12/99                                          11233                  11756                  10569                  11525
12/00                                          10977                  13123                  10920                  11700
6/01                                           11107                  13598                  11126                  11739

CLASS C SHARES Class C Total Returns: 1 Year -0.74%, Since Inception 2.87%

[CLASS C SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
PERIOD-END                                  INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
----------                               ------------------      ---------------       -----------------         -----------
2/28/97                                       $10000                 $10000                 $10000                 $10000
12/97                                          10602                  10907                  10131                  10656
12/98                                          11062                  11854                  10294                  11619
12/99                                          11233                  11756                  10569                  11525
12/00                                          10977                  13123                  10920                  11700
6/01                                           11307                  13598                  11126                  11739

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. You cannot invest directly in an index.

+ The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers Aggregate Bond Index, the Credit Suisse First Boston High Yield Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The indices represent the U.S. government and domestic investment-grade sector, the U.S. high-yield sector, and the international-bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged. An investment cannot be made directly into an index or this composite.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first six months of 2001 provided mixed results in the domestic high-grade, international, and high-yield corporate bond markets. As the U.S. economy slowed, concerns over a possible recession led the Federal Reserve to aggressively ease interest rates. From the beginning of January to the end of June 2001, the Federal Reserve lowered the targeted federal funds rate six times--for a cumulative reduction of 2.75%. The moves caused the U.S. yield curve to steepen and had a positive impact on bond prices.

On the other hand, the slowing U.S. economy began to take a toll in Europe, where bond markets were relatively weak. Japanese bonds performed well over the first six months of 2001, even though the Japanese economy and currency provided lackluster performance.

In the high-yield bond market, strong gains in the first quarter of 2001 were offset by losses in the second. Default rates remained at high levels, and the telecommunications sector--the largest component of the high-yield market--suffered dramatic reversals in the second quarter of 2001.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Strategic Income Fund returned 3.45% for Class A shares and 3.01% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 1.14% return of the average Lipper(1) multisector income fund over the same period. All share classes also outperformed the 0.34% return of the Fund's Three-Index Composite(2) benchmark for the first six months of 2001.

HIGH-GRADE DOMESTIC BONDS

Since recent data on where the economy is headed has been inconclusive, investors have been unwilling to commit to a direction for the Treasury market. As a result, we have kept the duration of the domestic high-grade portion of the Fund's portfolio near that of its benchmark.

Believing that the U.S. Treasury yield curve had steepened more than necessary during the reporting period, we implemented a flattening bias in the domestic high-grade portion of the Fund's portfolio by moving incrementally into securities with longer maturities. The Fund has already benefited from this position, as the yield spread between 10-year and 30-year Treasuries collapsed from 50 basis points in early May to 34 basis points at the end of June.



-------
(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Three-Index Composite.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS A SHARES

[CLASS A SHARES PERFORMANCE BAR GRAPH]

                                                                                  TOTAL
                                                                                  RETURN
PERIOD-END                                                                          %
----------                                                                        -----
12/97                                                                             6.62
12/98                                                                             5.17
12/99                                                                             2.30
12/00                                                                            -1.57
6/01                                                                              3.45

See footnote * on page 11 for more information on performance.

CLASS B AND CLASS C SHARES

[CLASS B AND CLASS C SHARES PERFORMANCE BAR GRAPH]

                                                                                 TOTAL
                                                                                 RETURN
PERIOD-END                                                                         %
----------                                                                       -----
12/97                                                                             6.02
12/98                                                                             4.35
12/99                                                                             1.54
12/00                                                                            -2.28
6/01                                                                              3.01

See footnote * on page 11 for more information on performance.
Class C share returns reflect the historical performance of the Class B shares through 8/98.

Corporate bonds have recovered somewhat from the dramatic spread widening that occurred in the year 2000. We believe risk premiums remain wide given our assessment of the corporate-profitability outlook. Consequently we have increased corporate bond exposure in the domestic high-grade portion of the Fund's portfolio--more than doubling the allocation at the end of 2000. We see positive potential among bonds issued by power generators and companies in consumer staples. We also favor businesses that can participate in the vibrant housing market. We believe that bonds in the finance sector may be overpriced and that their yield spreads to comparable industrial issues are unattractive on an historical basis. As a result, we have underweighted financial securities.

Overall, the Fund's allocation to mortgage-backed securities remained the same, but we added exposure at the end of the reporting period, anticipating positive performance going forward--particularly if the Federal Reserve's new policy of gradualism keeps the Treasury market range-bound. We have also continued to find value in high-quality asset-backed securities, since these bonds provide attractive yields without prepayment risk.

INTERNATIONAL BONDS

The international-bond portion of the Fund's portfolio maintained a duration that was near market level or slightly longer through most of the first six months of 2001. Although the Fund reduced duration slightly at the end of the reporting period when emerging-market debt exposure was reduced, duration was not a major contributor to the Fund's relative performance.

In response to the Federal Reserve's surprise rate cut in early January 2001, we elected to increase exposure to the U.S. bond market in two ways. First we added holdings in both investment-grade and noninvestment-grade U.S. dollar-denominated emerging-market debt, which had a positive impact on the Fund's performance.

During the reporting period, the best-performing developed market in the international portion of the portfolio was Japan, with an 8.9% total return in local currency terms. Although the yen fell significantly against the dollar, the Fund pursued an aggressive hedging strategy that helped minimize the impact of currency translations. We reduced exposure to Japanese bonds in June, temporarily leaving the proceeds in cash.

The worst-performing international market over the first six months of 2001 was Europe, which also suffered from currency weakness. Fortunately, the Fund's currency hedging helped to partially offset currency-related difficulties.

Emerging-market U.S. dollar-denominated debt was by far the best-performing segment of the international portion of the Fund's portfolio, with the J.P. Morgan Emerging Market Bond Index (EMBI)(3) up more than 5% for the reporting period, despite setbacks in Argentina and Turkey.

As of June 30, 2001, the international-bond portion of the Fund's portfolio had allocated a majority of its assets in Europe and the U.K., with substantial exposure to emerging-market debt, and smaller positions in Japanese yen debt and Canadian dollar debt.



-------
(3) The J.P. Morgan Emerging Markets Bond Index--the EMBI--is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar denominated Brady bonds. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

HIGH-YIELD SECURITIES

During the first half of 2001, the high-yield bond portion of the Fund's portfolio suffered from an overweighted position in the international-cable sector and negative credit events in two of the Fund's larger holdings. On the other hand, the Fund's underweighted position in telecommunications contributed positively to performance, and several of the Fund's holdings were acquired by stronger credits.

Among the bonds that benefited from merger activity were Digital Island, which was acquired by Cable & Wireless, and Efficient Networks, which was bought by Siemans. Since both acquirers were investment-grade companies, the transactions had a positive impact on the Fund's performance.

Other top high-yield performers included Magellan Healthcare, a mental-health benefits services provider that reduced debt and provided strong earnings; Alaris Medical, a distressed infusion-pump company that advanced on new-product contracts; Conseco, an insurance-products and consumer-loan company that advanced on successful asset sales; and BF Saul, a mortgage-property real estate investment trust (REIT) that rose with the market in general.

Weaker performers included UIH Australia, which suffered as equity valuations for international cable companies declined, reducing the asset coverage on bonds secured by a recent equity offering. FRI-MRD, a restaurant company, also suffered when it was unable to reduce overhead after selling its El Torito chain. Other poor performers in the Fund were concentrated in the telecommunications sector, which suffered when lower demand caused capital spending to virtually evaporate.

During the reporting period, the high-yield portion of the Fund's portfolio increased exposure in media, international cable, and distressed investments while reducing its exposure to telecommunications and restaurants. In the primary market, the Fund purchased bonds of two Canadian publishers --CanWest and Quebecor. We also added to the Fund's position in ONO, a cable operator in Spain. Among distressed investments, we added to the Fund's position in Crown Cork & Seal and Algoma Steel. The Fund's exposure to busted converts(4) declined moderately, but we added LSI Logic, a manufacturer of specialty semiconductors. The purchase helped to offset the sales of Digital Island and Efficient Networks.

The Fund sold its position in CD Radio, a provider of digital satellite radio, on concerns that technology delays would increase costs. We also sold the Fund's remaining position in Advantica, on declining company prospects. The Fund reduced its exposure to telecom investments during the first-quarter rally, selling its positions in Exodus Communications and FLAG Telecom Holdings with a negative impact on performance.

-------
(4) A busted convert is a convertible security that trades like a regular income instrument because the price of the common stock to which the security converts has dropped to a level that renders the convertible feature valueless.

STRATEGIC POSITIONING

During the first six months of 2001, the Fund substantially reduced its Treasury exposure and increased its holdings among corporate bonds. The Fund reduced mortgage-backed securities from 12% of the portfolio at the end of 2000 to 9% at the end of June 2001. The Fund's exposure to asset-backed securities and floating-rate notes increased, while exposure to agency securities decreased during the six-month reporting period.

LOOKING AHEAD

The direction of the economy remains uncertain. While it may be too early to see the full impact of Federal Reserve easing, we believe that corporate bonds are likely to benefit from lower interest rates and we continue to seek attractive corporate-bond opportunities in all three portions of the portfolio. European weakness remains a concern, as the international-bond portion of the portfolio is heavily weighted in Europe. If the European Central Bank decides to ease interest rates, however, we believe bonds are likely to benefit. High-yield bonds may benefit when the impact of Federal Reserve rate cuts and recent tax cuts begins to be felt on the corporate bottom line. Even so, the degree and direction of any potential benefits remains to be seen.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                         SINCE INCEPTION
                                   1 YEAR                THROUGH 6/30/01
    Class A                               1.01%                     3.65%
    Class B                               0.26%                     2.87%
    Class C                               0.26%                     2.87%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                         SINCE INCEPTION
                                   1 YEAR                THROUGH 6/30/01
    Class A                              -3.53%                     2.55%
    Class B                              -4.74%                     2.45%
    Class C                              -0.74%                     2.87%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                            SINCE INCEPTION
                          1 YEAR            THROUGH 6/30/01
    Class A         57 out of 121 funds   29 out of  80 funds
    Class B         68 out of 121 funds   45 out of  80 funds
    Class C         68 out of 121 funds   64 out of 105 funds
    Average Lipper
    multisector
    income fund                   0.98%                 2.81%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV (6/30/01)    INCOME    CAPITAL GAINS
    Class A      $8.31        $0.3498      $0.0000
    Class B      $8.30        $0.3126      $0.0000
    Class C      $8.30        $0.3126      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (2/28/97) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 6/30/01.

MainStay Strategic Income Fund


                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
LONG-TERM BONDS (89.7%)+
ASSET-BACKED SECURITIES (5.3%)

AIRPLANE LEASES (0.1%)
AerCo Ltd.
 Series 2A Class A3
 4.44%, due 7/15/25 (d).........  $    100,000      $   100,010
                                                    -----------

AUTO LEASES (1.0%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04.............       700,000          722,519
                                                    -----------
AUTOMOBILES (0.3%)
DaimlerChrysler Auto Trust
 Series 2000-B Class A3
 7.53%, due 5/10/04.............       215,000          222,048
                                                    -----------

COMMERCIAL & CONSUMER SERVICES (0.3%)
Arran One Ltd.
 Series 2000-A Class B
 4.23%, due 3/15/05 (d).........       175,000          174,860
                                                    -----------

ELECTRIC POWER COMPANIES (1.6%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............       470,000          481,078
Connecticut RRB Special Purpose
 Trust
 Series 2001-1 Class A5
 6.21%, due 12/30/11............       255,000          250,117
PECO Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10............       360,000          358,646
                                                    -----------
                                                      1,089,841
                                                    -----------
ENTERTAINMENT (0.4%)
United Artists Theatre Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15..............       354,245          301,109
                                                    -----------

INDEPENDENT POWER PRODUCERS (0.4%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).........       260,000          257,863
                                                    -----------

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
LEISURE TIME (0.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05.............  $    160,000      $   161,473
                                                    -----------

UTILITIES--ELECTRIC & GAS (1.0%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16.............       700,000          695,940
                                                    -----------
Total Asset-Backed Securities
 (Cost $3,655,335)..............                      3,725,663
                                                    -----------

CONVERTIBLE BONDS (2.4%)

CABLE TV (0.2%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)..........       205,000          145,490
                                                    -----------

ELECTRONICS--SEMICONDUCTORS (0.5%)
LSI Logic Corp.
 4.00%, due 2/15/05.............       325,000          269,344
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05.............       150,000          121,875
                                                    -----------
                                                        391,219
                                                    -----------
GOLD & PRECIOUS METALS MINING (0.8%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04 (e).........       350,000          288,313
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (f)..........       285,000          253,845
                                                    -----------
                                                        542,158
                                                    -----------
INTERNET SOFTWARE & SERVICES (0.6%)
At Home Corp.
 4.75%, due 12/15/06............       550,000          184,938
Internet Capital Group, Inc.
 5.50%, due 12/21/04............       285,000          101,175
Juniper Networks, Inc.
 4.75%, due 3/15/07.............       175,000          125,781
                                                    -----------
                                                        411,894
                                                    -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.3%)
COLT Telecom Group PLC
 2.00%, due 4/3/07 (c)..........   E   370,000          191,860
                                                    -----------
Total Convertible Bonds
 (Cost $1,927,531)..............                      1,682,621
                                                    -----------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CORPORATE BONDS (47.2%)

ADVERTISING & MARKETING SERVICES (0.4%)
Key3Media Group, Inc.
 11.25%, due 6/15/11............  $    260,000      $   254,800
                                                    -----------
ALUMINUM (0.4%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............       180,000          163,800
Ormet Corp.
 11.00%, due 8/15/08 (c)........       190,000          149,150
                                                    -----------
                                                        312,950
                                                    -----------
BANKS (2.7%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08..............       380,000          369,075
Capital One Bank
 Series BKNT
 6.875%, due 2/1/06.............       455,000          444,894
U.S. Bancorp
 7.50%, due 6/1/26..............     1,000,000        1,052,250
                                                    -----------
                                                      1,866,219
                                                    -----------
BROADCAST/MEDIA (1.7%)
Big City Radio, Inc.
 11.25%, due 3/15/05............       210,000           85,050
LIN Television Corp.
 8.00%, due 1/15/08 (c).........       125,000          120,625
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.......       250,000          140,000
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07............       195,000          185,738
Time Warner Entertainment Co.
 10.15%, due 5/1/12.............       335,000          412,616
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (g)........       730,000          233,600
                                                    -----------
                                                      1,177,629
                                                    -----------
CABLE TV (3.3%)
Charter Communications Holdings,
 LLC
 (zero coupon), due 5/15/11
 11.75%, beginning 5/15/06
 (c)............................       630,000          365,400
 8.25%, due 4/1/07..............        40,000           37,900
 8.625%, due 4/1/09.............       405,000          384,750
 10.00%, due 5/15/11 (c)........       180,000          182,700
 10.25%, due 1/15/10............        80,000           81,800
CSC Holdings, Inc.
 7.625%, due 4/1/11 (c).........       180,000          171,721
Ono Finance PLC
 13.00%, due 5/1/09.............   E   245,000          157,636
 14.00%, due 2/15/11 (c)(h1)....  $        405          344,250

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CABLE TV (CONTINUED)
Telewest Communications PLC
 11.00%, due 10/1/07............  $    365,000      $   307,513
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03......       855,000          286,425
                                                    -----------
                                                      2,320,095
                                                    -----------
CHEMICALS (0.2%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03............       175,000          146,125
                                                    -----------

CHEMICALS--SPECIALTY (0.4%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09............       160,000           92,800
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........       175,000          157,500
Terra Industries, Inc.
 Series B
 10.50%, due 6/15/05............        50,000           40,750
                                                    -----------
                                                        291,050
                                                    -----------
COMMUNICATIONS--EQUIPMENT (0.2%)
Lucent Technologies, Inc.
 7.25%, due 7/15/06.............       190,000          142,247
                                                    -----------

COMPUTER SOFTWARE & SERVICES (0.1%)
Globix Corp.
 12.50%, due 2/1/10.............       350,000          101,500
                                                    -----------

COMPUTER SYSTEMS (0.3%)
Unisys Corp.
 8.125%, due 6/1/06.............       185,000          179,913
                                                    -----------

CONSTRUCTION & HOUSING (1.0%)
Masco Corp.
 6.75%, due 3/15/06.............       700,000          705,068
                                                    -----------

CONSUMER PRODUCTS (0.3%)
American Greetings Corp.
 11.75%, due 7/15/08 (c)........       235,000          227,950
                                                    -----------

CONTAINERS--METAL & GLASS (0.3%)
Crown Cork & Seal Company, Inc.
 6.75%, due 4/15/03.............       130,000           59,800
 7.125%, due 9/1/02.............       175,000          101,500
 8.00%, due 4/15/23.............       115,000           41,400
                                                    -----------
                                                        202,700
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund



                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CORPORATE BONDS (CONTINUED)
COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08.............  $    175,000      $   171,500
                                                    -----------
ELECTRIC POWER COMPANIES (6.1%)
AES Corp., (The)
 7.375%, due 6/15/14............       500,000          493,750
 8.75%, due 12/15/02............       250,000          252,500
Avista Corp.
 9.75%, due 6/1/08 (c)..........       175,000          186,791
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............       285,000          279,300
CMS Energy Corp.
 8.125%, due 5/15/02............       175,000          176,692
 8.50%, due 4/15/11.............       350,000          339,941
CMS Energy Corp. &
 Atlantic Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)......       500,000          520,000
Edison International
 6.875%, due 9/15/04 (g)........       215,000          172,000
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (c).......       305,000          304,441
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08 (c)........       445,000          448,697
 10.00%, due 10/1/09............        75,000           80,702
PSEG Power LLC
 6.875%, due 4/15/06 (c)........       700,000          704,971
Western Resources, Inc.
 6.25%, due 8/15/18.............       140,000          134,631
 6.875%, due 8/1/04.............       210,000          203,332
                                                    -----------
                                                      4,297,748
                                                    -----------
ELECTRONICS--COMPONENTS (0.7%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09..........       415,000          410,850
Thomas & Betts Corp.
 6.625%, due 5/7/08.............       145,000          110,890
                                                    -----------
                                                        521,740
                                                    -----------
ENTERTAINMENT (0.3%)
Marvel Enterprises, Inc.
 12.00%, due 6/15/09............       380,000          180,500
                                                    -----------

FINANCE (2.4%)
Alamosa Delaware, Inc.
 12.50%, due 2/1/11 (c).........       100,000           90,000
Boeing Capital Corp.
 6.10%, due 3/1/11..............       650,000          633,497

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
FINANCE (CONTINUED)
General Electric Capital Corp.
 Series A
 6.875%, due 11/15/10...........  $     80,000      $    83,087
Osprey Trust/Osprey l, Inc.
 6.375%, due 1/15/03 (c)........     1,000,000          854,385
                                                    -----------
                                                      1,660,969
                                                    -----------
FINANCIAL--MISCELLANEOUS (0.2%)
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07 (c)(i)....       353,627          159,132
                                                    -----------

FOOD (0.2%)
Chiquita Brands International,
 Inc.
 10.00%, due 6/15/09 (g)........       155,000          105,013
 10.25%, due 11/1/06 (g)........        65,000           44,038
                                                    -----------
                                                        149,051
                                                    -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Owens & Minor, Inc.
 8.50%, due 7/15/11 (c).........       230,000          231,725
                                                    -----------

FOREIGN GOVERNMENTS (0.8%)
United Mexican States
 Series A
 9.875%, due 2/1/10.............       535,000          585,172
                                                    -----------

GOLD & PRECIOUS METALS MINING (0.4%)
Newmont Mining Corp.
 8.625%, due 5/15/11............       270,000          266,598
                                                    -----------

HEALTH CARE--DRUGS (0.4%)
MedPartners, Inc.
 7.375%, due 10/1/06............       255,000          251,175
                                                    -----------

HEALTH CARE--HMOS (1.1%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02.............       445,000          445,000
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............       325,000          341,250
                                                    -----------
                                                        786,250
                                                    -----------
HEALTH CARE--HOSPITAL MANAGEMENT (1.1%)
HCA--The Healthcare Co.
 7.50%, due 11/15/95............       455,000          382,200
Magellan Health Services, Inc.
 9.00%, due 2/15/08.............       265,000          249,763
 9.375%, due 11/15/07 (c).......       105,000          106,706
                                                    -----------
                                                        738,669
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CORPORATE BONDS (CONTINUED)
HEALTH CARE--MEDICAL PRODUCTS (0.5%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03......  $    385,000      $   136,675
Alaris Medical Systems, Inc.
 9.75%, due 12/1/06.............       270,000          207,900
                                                    -----------
                                                        344,575
                                                    -----------
HEALTH CARE--SERVICES (0.7%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............       605,000          484,000
                                                    -----------

HOMEBUILDING (0.3%)
Amatek Industries Property Ltd.
 14.50%, due 2/15/09 (f)(i).....       239,556          189,249
 14.50%, due 2/15/09 (c)(i).....           103               81
                                                    -----------
                                                        189,330
                                                    -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (1.4%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (g)........       250,000          125,000
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04 (j)...       330,000          145,200
Manor Care, Inc.
 8.00%, due 3/1/08..............       180,000          180,900
Multicare Companies, Inc. (The)
 9.00%, due 8/1/07 (g)(k).......       280,000           14,000
Unilab Corp.
 12.75%, due 10/1/09............       465,000          539,981
                                                    -----------
                                                      1,005,081
                                                    -----------
HOTEL/MOTEL (1.6%)
Hilton Hotels Corp.
 7.625%, due 5/15/08............       970,000          946,005
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15...........       190,000          173,977
                                                    -----------
                                                      1,119,982
                                                    -----------
INDEPENDENT POWER PRODUCERS (1.4%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20...........       180,000          200,799
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08..............       250,000          243,740
Calpine Corp.
 8.50%, due 2/15/11.............       430,000          412,022
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05.............       135,411          131,535
                                                    -----------
                                                        988,096
                                                    -----------

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
INDUSTRIAL COMPONENTS (0.0%) (b)
Morris Material Handling, Inc.
 9.50%, due 4/1/08 (g)(k).......  $    260,000      $     5,200
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03 (g)...       500,000            7,500
                                                    -----------
                                                         12,700
                                                    -----------
INTERNET SOFTWARE & SERVICES (0.1%)
PSINet, Inc.
 11.00%, due 8/1/09 (g)(k)......       305,000           18,300
 11.50%, due 11/1/08 (g)(k).....       215,000           12,900
                                                    -----------
                                                         31,200
                                                    -----------
LEISURE TIME (1.7%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07...........       395,000          392,038
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36............       135,000          118,697
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06.............       135,000          141,750
 13.00%, due 8/1/06 (c).........        45,000           45,900
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07.............       300,000          276,000
Penn National Gaming, Inc.
 11.125%, due 3/1/08 (c)........       180,000          187,200
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(j).....        35,000           28,000
 13.00%, due 9/15/01............        80,000           20,000
                                                    -----------
                                                      1,209,585
                                                    -----------
MACHINERY--DIVERSIFIED (0.4%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............       450,000          274,500
                                                    -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.3%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)........       400,000          220,000
                                                    -----------

OIL--INTEGRATED DOMESTIC (0.2%)
DevX Energy, Inc.
 12.50%, due 7/1/08.............       166,000          164,340
                                                    -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.8%)
Baytex Energy Ltd.
 10.50%, due 2/15/11 (c)........       140,000          142,800
Energy Corp. of America
 Series A
 9.50%, due 5/15/07.............       270,000          212,625

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CORPORATE BONDS (CONTINUED)
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
Mission Resources Corp.
 10.875%, due 4/1/07 (c)........  $    125,000      $   122,813
Petro Stopping Centers Holdings,
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.......       335,000          100,500
                                                    -----------
                                                        578,738
                                                    -----------
PAPER & FOREST PRODUCTS (1.2%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............       185,000          170,200
Westvaco Corp.
 7.95%, due 2/15/31.............       700,000          685,412
                                                    -----------
                                                        855,612
                                                    -----------
PHOTOGRAPHY/IMAGING (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09............       125,000          101,250
                                                    -----------

PUBLISHING (0.7%)
General Media, Inc.
 15.00%, due 3/29/04 (h2).......            65           48,750
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........       180,000          173,250
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10............       450,000          247,500
                                                    -----------
                                                        469,500
                                                    -----------
PUBLISHING--NEWSPAPERS (0.9%)
CanWest Media, Inc.
 10.625%, due 5/15/11 (c).......       275,000          279,125
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09.............       365,000          350,400
                                                    -----------
                                                        629,525
                                                    -----------
REAL ESTATE (1.0%)
Crescent Real Estate Equities
 L.P.
 7.00%, due 9/15/02.............       120,000          119,669
 7.50%, due 9/15/07.............       630,000          572,177
                                                    -----------
                                                        691,846
                                                    -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (2.1%)
Blum CB Corp.
 11.25%, due 6/15/11 (c)........       270,000          265,275
Felcor Lodging L.P.
 9.50%, due 9/15/08.............       130,000          130,650
Golden State Holdings, Inc.
 7.125%, due 8/1/05.............       445,000          436,278
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11.............       180,000          179,161

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
REAL ESTATE--INVESTMENT/MANAGEMENT (CONTINUED)
LNR Property Corp.
 Series B
 9.375%, due 3/15/08............  $    230,000      $   220,800
 10.50%, due 1/15/09............       105,000          105,000
MeriStar Hospitality Corp.
 9.00%, due 1/15/08 (c).........       170,000          171,275
                                                    -----------
                                                      1,508,439
                                                    -----------
RESTAURANTS (0.3%)
FRI-MRD Corp.
 15.00%, due 1/24/02
 (c)(g)(j)......................       320,000          217,600
                                                    -----------

RETAIL STORES--APPAREL (0.2%)
Gap, Inc. (The)
 5.625%, due 5/1/03.............       115,000          115,541
                                                    -----------

RETAIL STORES--GENERAL MERCHANDISE (1.0%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09............       700,000          726,250
                                                    -----------

SPECIALIZED SERVICES (0.2%)
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............       155,000          117,800
                                                    -----------

SPECIALTY PRINTING (0.9%)
American Color Graphics, Inc.
 12.75%, due 8/1/05.............       230,000          225,400
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06
 (c)............................       460,000          246,100
 11.125%, due 7/15/11 (c).......       140,000          139,650
                                                    -----------
                                                        611,150
                                                    -----------
TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04 (j)(l)(m)....        16,294            1,222
 10.00%, due 8/1/01 (j)(l)(m)...        16,527            6,322
                                                    -----------
                                                          7,544
                                                    -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (1.3%)
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05.....       220,000          101,200
Colo.com
 13.875%, due 3/15/10 (c)(h3)...           400           57,000
Global TeleSystems Europe B.V.
 11.00%, due 12/1/09 (g)........       325,000           38,520
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05............       350,000          126,000
Loral Space & Communications
 Ltd.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02
 (h4)...........................           365          131,400

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS--CELLULAR/WIRELESS (CONTINUED)
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03.....  $    180,000      $    37,800
 12.75%, due 8/1/10.............       200,000           58,000
PageMart Nationwide, Inc.
 15.00%, due 2/1/05 (g).........       180,000           18,000
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (g)(k).........................       195,000            9,750
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....       320,000          157,200
Voice Stream Wireless Corp.
 10.375%, due 11/15/09..........       160,000          182,400
                                                    -----------
                                                        917,270
                                                    -----------
TELECOMMUNICATIONS--LONG DISTANCE (2.1%)
Sprint Capital Corp.
 7.625%, due 1/30/11............       700,000          694,519
WorldCom, Inc.
 8.25%, due 5/15/31.............       815,000          796,679
                                                    -----------
                                                      1,491,198
                                                    -----------
TOYS (0.3%)
Hasbro, Inc.
 6.60%, due 7/15/28.............        35,000           22,984
 7.95%, due 3/15/03.............       160,000          155,684
                                                    -----------
                                                        178,668
                                                    -----------
Total Corporate Bonds
 (Cost $36,821,774).............                     33,189,795
                                                    -----------

FOREIGN BONDS (15.5%)

BRAZIL (1.2%)
Republic of Brazil
 10.125%, due 5/15/27...........  $    275,000          199,650
 11.625%, due 4/15/04...........       615,000          625,762
                                                    -----------
                                                        825,412
                                                    -----------
BULGARIA (0.4%)
Republic of Bulgaria
 6.3125%, due 7/28/11 (d).......  $    384,000          301,440
                                                    -----------

CANADA (0.2%)
Canadian Government
 5.50%, due 6/1/10 (n)..........   C$  206,000          132,320
                                                    -----------
CHILE (0.2%)
HQI Transelec de Chile S.A.
 7.875%, due 4/15/11 (c)........  $    150,000          150,529
                                                    -----------

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
FINLAND (0.5%)
Finnish Government
 5.75%, due 2/23/11.............   E   432,000      $   376,628
                                                    -----------

GERMANY (0.8%)
Bundesobligation
 Series 123
 4.50%, due 5/17/02.............   E   500,000          423,711
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08..............       163,000          141,459
                                                    -----------
                                                        565,170
                                                    -----------
ITALY (1.7%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05............   E   355,000          306,487
 5.50%, due 11/1/10.............       590,000          502,863
 6.50%, due 11/1/27.............       411,000          372,308
                                                    -----------
                                                      1,181,658
                                                    -----------
MALAYSIA (0.5%)
Petroliam Nasional Berhad
 7.625%, due 10/15/26...........  $    400,000          363,382
                                                    -----------

MEXICO (1.8%)
Bepensa, S.A. de C.V.
 9.75%, due 9/30/04 (f).........  $    121,000          122,116
Innova S. de R.L.
 12.875%, due 4/1/07 (e)........       130,000          117,650
United Mexican States
 11.50%, due 5/15/26............       500,000          630,000
Vicap S.A.
 11.375%, due 5/15/07 (e).......       500,000          415,000
                                                    -----------
                                                      1,284,766
                                                    -----------
NETHERLANDS (1.7%)
Astra Overseas Finance B.V.
 5.7186%, due 6/30/05 (d).......  $    546,229          271,069
 6.9045%, due 6/30/05 (c)(d)....        20,612           10,003
Netherlands Government
 3.75%, due 7/15/09 (n).........   E   700,000          539,875
TuranAlem Finance B.V.
 11.50%, due 6/28/04 (c)........  $    390,000          386,100
                                                    -----------
                                                      1,207,047
                                                    -----------
RUSSIA (1.2%)
Ministry of Finance
 Series IV
 3.00%, due 5/14/03.............  $    600,000          495,126
Russian Federation
 5.00%, due 3/31/30.............       400,000          188,800
 8.25%, due 3/31/10.............       225,000          172,406
                                                    -----------
                                                        856,332
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund



                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
FOREIGN BONDS (CONTINUED)
SPAIN (0.5%)
Bonos Y Obligacion del Estado
 5.15%, due 7/30/09.............   E   415,000      $   348,352
                                                    -----------

THAILAND (0.3%)
Total Access Communication
 Public
 Company Ltd.
 8.375%, due 11/4/06 (f)........  $    200,000          183,168
                                                    -----------
UNITED KINGDOM (3.0%)
AES Drax Holdings Ltd.
 9.07%, due 12/31/25............   L   150,000          210,051
Orange PLC
 7.625%, due 8/1/08.............   E   600,000          547,562
United Kingdom Treasury Bonds
 5.75%, due 12/7/09 (n).........   L   488,000          703,614
 7.50%, due 12/7/06.............        97,000          148,897
 9.00%, due 10/13/08............       294,000          500,723
                                                    -----------
                                                      2,110,847
                                                    -----------
UNITED STATES (0.9%)
Household Finance Corp.
 5.875%, due 3/31/08............   E   750,000          627,502
                                                    -----------

VENEZUELA (0.6%)
Republic of Venezuela
 9.25%, due 9/15/27.............  $    293,000          202,170
 13.625%, due 8/15/18...........       200,000          194,000
                                                    -----------
                                                        396,170
                                                    -----------
Total Foreign Bonds
 (Cost $11,799,432).............                     10,910,723
                                                    -----------
LOAN ASSIGNMENTS (0.8%)

ALGERIA (0.1%)
Republic of Algeria
 Term Loan, Tranche 3
 1.125%, due 3/4/10 (d)(j)(n)...  Y 15,000,000           85,993
                                                    -----------
ENTERTAINMENT (0.3%)
Carmike Cinemas, Inc.
 Bank debt, Revolver
 9.08%, due 11/10/02
 (d)(g)(j)......................  $    199,695          184,384
                                                    -----------

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 7.49%, due 9/30/04 (d)(j)......  $     26,054      $    17,717
 Bank debt, Term Loan C
 7.74%, due 6/1/05 (d)(j).......        25,740           17,503
Multicare Companies, Inc. (The)
 Bank debt, Term Loan B
 9.51%, due 9/30/04
 (d)(g)(j)(k)...................        23,351           17,046
 Bank debt, Term Loan C
 10.35%, due 6/1/05
 (d)(g)(j)(k)...................         7,684            5,609
                                                    -----------
                                                         57,875
                                                    -----------
TEXTILES--HOME FURNISHINGS (0.3%)
Synthetic Industries, Inc.
 Bridge Loan
 17.00%, due 6/14/08 (d)(j).....       355,000          209,450
                                                    -----------
Total Loan Assignments
 (Cost $677,785)................                        537,702
                                                    -----------

MORTGAGE-BACKED SECURITY (0.0%) (b)

COMMERCIAL MORTGAGE LOAN
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.0%) (b)
Salomon Brothers
 Mortgage Securities VII, Inc.
 Series 2000-FL1 Class A
 4.36%, due 5/1/13 (c)(d).......         9,218            9,218
                                                    -----------
Total Mortgage-Backed Security
 (Cost $9,218)..................                          9,218
                                                    -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (11.9%)

FEDERAL HOME LOAN BANK (0.2%)
 5.125%, due 9/15/03............       170,000          171,493
                                                    -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.0%)
 5.75%, due 7/15/03.............       680,000          694,620
                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.1%)
 7.125%, due 6/15/10............        45,000           48,011
                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.1%)
 5.50%, due 8/1/14-8/1/15.......     1,060,532        1,026,234
 6.50%, due 8/13/31-9/20/31 TBA
 (o)............................     1,365,000        1,339,627
 7.00%, due 4/1/30..............       115,961          116,522
 7.00%, due 8/13/31 TBA (o).....     1,160,000        1,163,631
 7.50%, due 8/13/31-8/16/31 TBA
 (o)............................     1,325,000        1,349,632
                                                    -----------
                                                      4,995,646
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II
(MORTGAGE PASS-THROUGH SECURITIES) (1.9%)
 6.00%, due 4/15/29.............  $    415,899      $   402,773
 7.50%, due 12/15/23-12/15/28...       939,420          965,929
                                                    -----------
                                                      1,368,702
                                                    -----------
UNITED STATES TREASURY BONDS (1.6%)
 5.375%, due 2/15/31............       515,000          487,963
 6.25%, due 8/15/23.............       205,000          213,364
 6.875%, due 8/15/25............       235,000          263,456
 8.75%, due 8/15/20.............        35,000           46,348
 11.25%, due 2/15/15............        70,000          106,000
                                                    -----------
                                                      1,117,131
                                                    -----------
Total U.S. Government & Federal Agencies
(Cost $8,378,836)...............                      8,395,603
                                                    -----------

YANKEE BONDS (6.6%)

BROADCAST/MEDIA (0.1%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04 (g)........       150,000           48,000
                                                    -----------
CABLE TV (2.7%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09............       190,000          174,396
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07............       395,000          288,350
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07...........       455,000          309,400
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07............       305,000          327,875
 10.125%, due 9/1/12............       250,000          265,625
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.......        50,000            8,000
 10.875%, due 8/1/09............       600,000          211,500
 11.25%, due 2/1/10.............       790,000          296,250
                                                    -----------
                                                      1,881,396
                                                    -----------
CHEMICALS (0.7%)
Octel Developments PLC
 10.00%, due 5/1/06.............       490,000          499,800
                                                    -----------

                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03 (g)(k).....  $    415,000      $     2,594
                                                    -----------

FINANCE (0.2%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06............       225,000          175,500
                                                    -----------

GOLD & PRECIOUS METALS MINING (0.2%)
Normandy Yandal Operations Ltd.
 8.875%, due 4/1/08.............       210,000          182,700
                                                    -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.4%)
Triton Energy Ltd.
 8.875%, due 10/1/07............       250,000          256,250
                                                    -----------

OIL & GAS--WELL EQUIPMENT & SERVICES (0.3%)
Petroleum Geo-Services ASA
 4.4369%, due 3/20/02 (d).......       255,000          252,731
                                                    -----------

STEEL (0.2%)
Algoma Steel, Inc.
 12.375%, due 7/15/05 (g).......       595,000          119,000
                                                    -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.9%)
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06.............       600,000          516,000
Telesystem International
 Wireless, Inc.
 (zero coupon), due 6/30/07
 13.25%, beginning 6/30/02......       490,000          102,900
360networks, Inc.
 13.00%, due 5/1/08 (g).........       220,000            3,300
                                                    -----------
                                                        622,200
                                                    -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.2%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04......       535,000           96,300
 9.375%, due 5/15/09............       220,000           70,400
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07 (g)........        70,000           11,200
                                                    -----------
                                                        177,900
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


                                   PRINCIPAL
                                     AMOUNT            VALUE
                                  -----------------------------
YANKEE BONDS (CONTINUED)
TRANSPORTATION--SHIPPING (0.7%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (j)(l)(m)(p)...................  $    201,200      $   171,342
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08............        55,000           31,075
 10.50%, due 7/1/03.............        90,000           78,750
 Series B
 10.75%, due 10/15/06...........       270,000          186,300
                                                    -----------
                                                        467,467
                                                    -----------
Total Yankee Bonds
 (Cost $6,476,555)..............                      4,685,538
                                                    -----------
Total Long-Term Bonds
 (Cost $69,746,466).............                     63,136,863
                                                    -----------
                                     SHARES
                                  ------------
COMMON STOCKS (0.6%)
FINANCE (0.0%) (b)
AMC Financial, Inc. (a).........        22,040           20,938
                                                    -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.2%)
@Track Communications, Inc.
 (a)............................        83,459          137,707
International Wireless
 Communications Holdings, Inc.
 (a)............................        22,964              230
                                                    -----------
                                                        137,937
                                                    -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
ICO Global Communications
 Holdings Ltd. (a)..............        22,553           36,085
                                                    -----------

TELEPHONE (0.3%)
BellSouth Corp. ................         1,700           68,459
SBC Communications, Inc. .......         1,700           68,102
Verizon Communications, Inc. ...         1,300           69,550
                                                    -----------
                                                        206,111
                                                    -----------
Total Common Stocks
 (Cost $1,061,577)..............                        401,071
                                                    -----------

PREFERRED STOCKS (2.2%)

BROADCAST/MEDIA (0.7%)
Paxson Communications Corp.
 12.50% (m).....................           507          486,298
                                                    -----------



                                     SHARES            VALUE
                                  ------------       ----------
FINANCIAL--MISCELLANEOUS (0.8%)
North Atlantic Trading Co., Inc.
 12.00% (m).....................        30,510      $   419,514
Pacific & Atlantic (Holdings)
 Inc.
 7.50%, Class A (j)(m)(q).......        19,336          106,348
                                                    -----------
                                                        525,862
                                                    -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.6%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)...........           445          442,775
                                                    -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (j)(l)(m)(q)........           123                1
                                                    -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
ICG Holdings, Inc.
 14.25% (k)(l)(m)(p)............           247                2
Nextel Communications, Inc.
 13.00%, Series D (m)...........           147           91,252
                                                    -----------
                                                         91,254
                                                    -----------
TRANSPORTATION--SHIPPING (0.0%) (b)
Ermis Maritime
 Holdings Ltd.
 (a)(j)(l)(m)(p)................         3,096               31
                                                    -----------
Total Preferred Stocks
 (Cost $1,902,390)..............                      1,546,221
                                                    -----------

RIGHTS (0.0%) (b)

HOMEBUILDING (0.0%) (b)
Amatek Industries Property Ltd.
 Common Rights (a)..............           152                8
 Preferred Rights (a)...........        36,189           18,094
                                                    -----------
Total Rights
 (Cost $18,505).................                         18,102
                                                    -----------

WARRANTS (0.0%) (b)

FINANCE (0.0%) (b)
ASAT Finance LLC
 expire 11/1/06 (a)(c)..........           175            8,750
                                                    -----------

HOSPITALS/NURSING HOMES/HEALTH CARE (0.0%) (b)
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(j)...........         6,109            9,163
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     SHARES            VALUE
                                  -----------------------------
WARRANTS (CONTINUED)
OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (b)
Petro Stopping Centers Holdings
 L.P.
 expire 6/1/02 (a)(c)...........           335      $     3,350
                                                    -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%) (b)
Colo.com
 expire 3/15/10 (a)(c)..........           400                4
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)..........           225            2,644
                                                    -----------
                                                          2,648
                                                    -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a).............         5,664               57
                                                    -----------
Total Warrants
 (Cost $58,252).................                         23,968
                                                    -----------
                                   PRINCIPAL
                                     AMOUNT
                                  ------------
SHORT-TERM INVESTMENTS (11.4%)

COMMERCIAL PAPER (11.3%)
American Express Credit Corp.
 3.85%, due 7/3/01..............  $    920,000          919,705
Anz Delaware, Inc.
 3.72%, due 7/18/01.............     1,000,000          998,138
Deutsche Bank Financial, Inc.
 3.92%, due 7/2/01..............     2,000,000        1,999,564
Salomon, Smith Barney Holdings,
 Inc.
 3.75%, due 7/11/01.............     1,040,000        1,038,807
UBS Finance Delaware LLC
 4.14%, due 7/2/01..............     2,950,000        2,949,321
                                                    -----------
Total Commercial Paper
 (Cost $7,905,535)..............                      7,905,535
                                                    -----------

SHORT-TERM BONDS (0.1%)

ELECTRIC POWER COMPANIES (0.0%) (b)
Southern California Edison Co.
 6.50%, due 12/31/01 (g)........        45,000           31,950
                                                    -----------

POLLUTION CONTROL (0.1%)
Waste Management, Inc.
 7.375%, due 8/1/01.............        55,000           55,334
                                                    -----------



                                                        VALUE
                                                    -----------

Total Short-Term Bonds
 (Cost $92,084).................                    $    87,284
                                                    -----------
Total Short-Term Investments
 (Cost $7,997,619)..............                      7,992,819
                                                    -----------
Total Investments
 (Cost $80,784,809) (r).........         103.9%      73,119,044(s)
Liabilities in Excess of
 Cash and Other Assets..........          (3.9)      (2,774,096)
                                  ------------      -----------
Net Assets......................         100.0%     $70,344,948
                                  ============      ===========

-------
 (a)  Non-income producing security.
 (b)  Less than one tenth of a percent.
 (c)  May be sold to institutional investors only.
 (d)  Floating rate. Rate shown is the rate in effect at June
      30, 2001.
 (e)  Yankee bond.
 (f)  Eurobond--bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
 (g)  Issue in default.
(h1)  405 Units--each unit reflects $1,000 principal amount of
      14.00% Senior Notes plus one dollar equity value
      certificate.
(h2)  65 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.1923 shares of Series
      A preferred stock.
(h3)  400 Units--each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share at a future
      date.
(h4)  365 Units--Each unit reflects $1,000 principal amount of
      12.50% Senior Discount Notes plus one warrant to acquire
      0.6628 shares of common stock.
 (i)  CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
 (j)  Restricted security.
 (k)  Issuer in bankruptcy.
 (l)  Illiquid security.
 (m)  PIK ("Payment in Kind")--dividend payment is made with additional securities.
 (n)  Segregated as collateral for forward contracts.
 (o)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
      The actual amount and the maturity date will be
      determined upon settlement.
 (p)  Fair valued security.
 (q)  Convertible security.
 (r)  The cost stated also represents the aggregate cost for federal income tax purposes. .
 (s)  At June 30, 2001, net unrealized depreciation was
      $7,665,765, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $1,247,074 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $8,912,839.
 (t)  The following abbreviations are used in the above
      portfolio:

      C$  --Security denominated in Canadian Dollar.
      E   --Security denominated in Euro.
      Y   --Security denominated in Japanese Yen.
      L   --Security denominated in Pound Sterling.
      $   --Security denominated in U.S. Dollar.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $80,784,809)..............................................       $73,119,044
Cash denominated in foreign currencies (identified cost
  $15,504)..................................................            15,429
Cash........................................................         1,438,863
Receivables:
  Investment securities sold................................         3,068,446
  Dividends and interest....................................         1,390,774
  Fund shares sold..........................................           150,272
Unrealized appreciation on foreign currency forward
  contracts.................................................           701,334
Unamortized organization expense............................            27,739
                                                                   -----------
        Total assets........................................        79,911,901
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         8,476,129
  Fund shares redeemed......................................           338,851
  NYLIFE Distributors.......................................            45,016
  Manager...................................................            36,316
  Transfer agent............................................            24,735
  Custodian.................................................             9,157
  Trustees..................................................               533
Accrued expenses............................................            53,662
Unrealized depreciation on foreign currency forward
  contracts.................................................           126,408
Dividend payable............................................           456,146
                                                                   -----------
        Total liabilities...................................         9,566,953
                                                                   -----------
Net assets..................................................       $70,344,948
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    23,613
  Class B...................................................            57,629
  Class C...................................................             3,500
Additional paid-in capital..................................        83,229,173
Accumulated distribution in excess of net investment
  income....................................................          (277,199)
Accumulated net realized loss on investments................        (4,821,977)
Accumulated net realized loss on foreign currency
  transactions..............................................          (767,613)
Net unrealized depreciation on investments..................        (7,665,765)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           563,587
                                                                   -----------
Net assets..................................................       $70,344,948
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,613,500
                                                                   ===========
Shares of beneficial interest outstanding...................         2,361,315
                                                                   ===========
Net asset value per share outstanding.......................       $      8.31
Maximum sales charge (4.50% of offering price)..............              0.39
                                                                   -----------
Maximum offering price per share outstanding................       $      8.70
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $47,825,902
                                                                   ===========
Shares of beneficial interest outstanding...................         5,762,911
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.30
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,905,546
                                                                   ===========
Shares of beneficial interest outstanding...................           349,984
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.30
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    96,330
  Interest..................................................    3,305,940
                                                              -----------
    Total income............................................    3,402,270
                                                              -----------
Expenses:
  Manager...................................................      208,296
  Distribution--Class B.....................................      176,991
  Distribution--Class C.....................................       10,768
  Transfer agent............................................       83,994
  Service--Class A..........................................       24,204
  Service--Class B..........................................       58,994
  Service--Class C..........................................        3,592
  Shareholder communication.................................       20,670
  Amortization of organization expense......................       20,552
  Professional..............................................       19,998
  Registration..............................................       16,723
  Custodian.................................................       15,802
  Recordkeeping.............................................       13,215
  Trustees..................................................        1,092
  Miscellaneous.............................................       20,546
                                                              -----------
    Total expenses..........................................      695,437
                                                              -----------
Net investment income.......................................    2,706,833
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................     (623,094)
  Foreign currency transactions.............................     (767,613)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,390,707)
                                                              -----------
Net change in unrealized depreciation on:
  Security transactions.....................................     (399,459)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......    1,194,767
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      795,308
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................     (595,399)
                                                              -----------
Net increase in net assets resulting from operations........  $ 2,111,434
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                  Six months      Year ended
                                                                    ended        December 31,
                                                                June 30, 2001*       2000
                                                                --------------   ------------
  INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.....................................   $  2,706,833    $  5,514,725
    Net realized loss on investments and foreign currency
      transactions............................................     (1,390,707)     (2,961,642)
    Net change in unrealized depreciation on investments and
      foreign currency transactions...........................        795,308      (3,948,172)
                                                                 ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations..............................................      2,111,434      (1,395,089)
                                                                 ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................       (807,387)     (1,113,148)
      Class B.................................................     (1,757,967)     (2,736,408)
      Class C.................................................       (106,326)        (55,526)
    In excess of net investment income:
      Class A.................................................             --         (71,635)
      Class B.................................................             --        (176,097)
      Class C.................................................             --          (3,573)
    Return of capital:
      Class A.................................................             --        (296,589)
      Class B.................................................             --        (729,094)
      Class C.................................................             --         (14,795)
                                                                 ------------    ------------
        Total dividends and distributions to shareholders.....     (2,671,680)     (5,196,865)
                                                                 ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................      5,807,333       6,369,624
      Class B.................................................      5,487,380       7,701,428
      Class C.................................................        729,385       2,370,207
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................        516,989       1,165,569
      Class B.................................................      1,045,441       2,687,134
      Class C.................................................         37,653          42,069
                                                                 ------------    ------------
                                                                   13,624,181      20,336,031
    Cost of shares redeemed:
      Class A.................................................     (5,448,297)     (6,796,504)
      Class B.................................................     (5,951,663)    (17,678,330)
      Class C.................................................       (729,820)       (192,901)
                                                                 ------------    ------------
        Increase (decrease) in net assets derived from capital
         share transactions...................................      1,494,401      (4,331,704)
                                                                 ------------    ------------
        Net increase (decrease) in net assets.................        934,155     (10,923,658)
  NET ASSETS:
  Beginning of period.........................................     69,410,793      80,334,451
                                                                 ------------    ------------
  End of period...............................................   $ 70,344,948    $ 69,410,793
                                                                 ============    ============
  Accumulated distribution in excess of net investment income
    at end of period..........................................   $   (277,199)   $   (251,305)
                                                                 ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                      --------------------------------------------------------------------
                                                      Six months                                              February 28*
                                                         ended              Year ended December 31,             through
                                                       June 30,        ---------------------------------      December 31,
                                                         2001+          2000         1999         1998            1997
                                                      -----------      -------      -------      -------      ------------
Net asset value at beginning of period..........        $  8.37        $  9.20      $  9.71      $  9.91        $ 10.00
                                                        -------        -------      -------      -------        -------
Net investment income...........................           0.36           0.73         0.67         0.60           0.54
Net realized and unrealized gain (loss) on
  investments...................................          (0.12)         (0.61)       (0.45)       (0.09)          0.07
Net realized and unrealized gain (loss) on
  foreign currency transactions.................           0.05          (0.26)        0.00(b)     (0.01)          0.05
                                                        -------        -------      -------      -------        -------
Total from investment operations................           0.29          (0.14)        0.22         0.50           0.66
                                                        -------        -------      -------      -------        -------
Less dividends and distributions:
  From net investment income....................          (0.35)         (0.52)       (0.66)       (0.69)         (0.54)
  From net realized gain on investments.........             --             --        (0.03)          --          (0.21)
  In excess of net investment income............             --          (0.03)       (0.04)       (0.01)            --
  Return of capital.............................             --          (0.14)       (0.00)(b)       --             --
                                                        -------        -------      -------      -------        -------
Total dividends and distributions...............          (0.35)         (0.69)       (0.73)       (0.70)         (0.75)
                                                        -------        -------      -------      -------        -------
Net asset value at end of period................        $  8.31        $  8.37      $  9.20      $  9.71        $  9.91
                                                        =======        =======      =======      =======        =======
Total investment return (a).....................           3.45%         (1.57%)       2.30%        5.17%          6.62%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.......................           8.34%++        8.27%        6.97%        6.14%          6.46%++
    Net expenses................................           1.46%++        1.47%        1.34%        1.38%          1.15%++
    Expenses (before reimbursement).............           1.46%++        1.47%        1.34%        1.42%          1.49%++
Portfolio turnover rate.........................             78%           187%         244%         325%           323%
Net assets at end of period (in 000's)..........        $19,613        $18,909      $19,922      $21,603        $18,922

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                     Class C
    --------------------------------------------------------   ---------------------------------------------------------
    Six months                                  February 28*   Six months                                 September 1**
       ended        Year ended December 31,       through        ended       Year ended     Year ended       through
     June 30,     ---------------------------   December 31,    June 30,    December 31,   December 31,    December 31,
       2001+       2000      1999      1998         1997         2001+          2000           1999            1998
    -----------   -------   -------   -------   ------------   ----------   ------------   ------------   --------------
      $  8.36     $  9.19   $  9.70   $  9.91     $ 10.00       $  8.36       $  9.19        $  9.70         $  9.59
      -------     -------   -------   -------     -------       -------       -------        -------         -------
         0.32        0.67      0.60      0.54        0.48          0.32          0.67           0.60            0.21
        (0.12)      (0.61)    (0.45)    (0.11)       0.07         (0.12)        (0.61)         (0.45)           0.10
         0.05       (0.26)     0.00(b)   (0.01)      0.05          0.05         (0.26)          0.00(b)         0.01
      -------     -------   -------   -------     -------       -------       -------        -------         -------
         0.25       (0.20)     0.15      0.42        0.60          0.25         (0.20)          0.15            0.32
      -------     -------   -------   -------     -------       -------       -------        -------         -------
        (0.31)      (0.47)    (0.60)    (0.62)      (0.48)        (0.31)        (0.47)         (0.60)          (0.21)
           --          --     (0.03)       --       (0.21)           --            --          (0.03)             --
           --       (0.03)    (0.03)    (0.01)         --            --         (0.03)         (0.03)          (0.00)(b)
           --       (0.13)    (0.00)(b)      --        --            --         (0.13)         (0.00)(b)          --
      -------     -------   -------   -------     -------       -------       -------        -------         -------
        (0.31)      (0.63)    (0.66)    (0.63)      (0.69)        (0.31)        (0.63)         (0.66)          (0.21)
      -------     -------   -------   -------     -------       -------       -------        -------         -------
      $  8.30     $  8.36   $  9.19   $  9.70     $  9.91       $  8.30       $  8.36        $  9.19         $  9.70
      =======     =======   =======   =======     =======       =======       =======        =======         =======
         3.01%      (2.28%)    1.54%     4.35%       6.02%         3.01%        (2.28%)         1.54%           3.41%
         7.59%++     7.52%     6.22%     5.39%       5.71%++       7.59%++       7.52%          6.22%           5.39%++
         2.21%++     2.22%     2.09%     2.13%       1.90%++       2.21%++       2.22%          2.09%           2.13%++
         2.21%++     2.22%     2.09%     2.17%       2.24%++       2.21%++       2.22%          2.09%           2.13%++
           78%        187%      244%      325%        323%           78%          187%           244%            325%
      $47,826     $47,607   $59,645   $66,273     $43,872       $ 2,906       $ 2,895        $   768         $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited


the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract

MainStay Strategic Income Fund


at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2001:

                                                           Contract      Contract      Unrealized
                                                            Amount        Amount     Appreciation/
                                                             Sold       Purchased    (Depreciation)
                                                         ------------   ----------   --------------
Foreign Currency Sale Contracts
Canadian Dollar vs. U.S. Dollar, expiring 7/16/01......  C$   320,000   $  208,252     $  (2,542)
Euro vs. U.S. Dollar, expiring 7/10/01.................  E  6,740,000   $6,304,091       599,188
Euro vs. U.S. Dollar, expiring 7/10/01.................  E    700,000   $  592,200          (297)
Euro vs. U.S. Dollar, expiring 9/25/01.................  E    431,800   $  368,692         3,151
Japanese Yen vs. U.S. Dollar, expiring 9/28/01.........  Y 10,600,000   $   86,404           588
Pound Sterling vs. U.S. Dollar, expiring 7/10/01.......  L  1,648,100   $2,414,823        97,863
                                                           Contract      Contract
                                                            Amount        Amount
                                                          Purchased        Sold
                                                         ------------   ----------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring 7/16/01......  C$   118,000   $   77,187           544
Euro vs. U.S. Dollar, expiring 7/10/01.................  E  1,431,000   $1,333,329      (122,096)
Pound Sterling vs. U.S. Dollar, expiring 7/10/01.......  L    140,000   $  198,290        (1,473)
                                                                                       ---------
Net unrealized appreciation on foreign currency forward
  contracts............................................                                $ 574,926
                                                                                       =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

MainStay Strategic Income Fund


Restricted securities held at June 30, 2001:

                                                      PRINCIPAL
                                     ACQUISITION       AMOUNT/                   6/30/01     PERCENT OF
            SECURITY                   DATE(S)         SHARES         COST        VALUE      NET ASSETS
---------------------------------    -----------     -----------   ----------   ----------   ----------
Carmike Cinemas, Inc.
  Bank debt, Revolver
  9.08%, due 11/10/02............      6/12/01       $   199,695   $  178,758   $  184,384      0.3%
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (a)..........  5/26/98-4/1/01         16,294        2,660        1,222      0.0(b)
  10.00%, due 8/1/01 (a).........  5/26/98-4/1/01         16,527        8,409        6,322      0.0(b)
  Convertible Preferred Stock
  Series A-1 (a).................  5/20/98-1/15/99           123            1            1      0.0(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04............  12/14/98-2/9/01       201,200      174,236      171,342      0.2
  Preferred Stock (a)............  12/9/98-2/9/01          3,096            0(c)         31     0.0(b)
FRI-MRD Corp.
  15.00%, due 1/24/02............      8/12/97           320,000      318,767      217,600      0.3
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  7.49%, due 9/30/04.............      5/24/00            26,054       17,353       17,717      0.1
  Bank debt, Term Loan C
  7.74%, due 6/1/05..............      5/24/00            25,740       16,521       17,503      0.0(b)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04.......  3/15/99-6/28/00       330,000      152,314      145,200      0.2
  Warrants, Class A..............  3/10/99-6/23/00         6,109        9,286        9,163      0.0(b)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.51%, due 9/30/04.............      5/24/00            23,351       13,862       17,046      0.0(b)
  Bank debt, Term Loan C
  10.35%, due 6/1/05.............      5/24/00             7,684        4,459        5,609      0.0(b)
Pacific & Atlantic (Holdings)
  Inc.
  Convertible Preferred Stock
  7.50%, Class A (a).............  5/29/98-5/10/99        19,336      110,672      106,348      0.2
President Casinos, Inc.
  12.00%, due 9/15/01............      12/3/98            35,000       35,000       28,000      0.0(b)
Republic of Algeria
  Term Loan, Tranche 3
  1.125%, due 3/4/10.............      3/5/01        Y15,000,000       91,831       85,993      0.1
Synthetic Industries, Inc.
  Bridge Loan
  17.00%, due 6/14/08............     12/17/99           355,000      355,000      209,450      0.3
                                                                   ----------   ----------      ---
                                                                   $1,489,129   $1,222,931      1.7%
                                                                   ==========   ==========      ===

-------
(a) PIK ("Payment in Kind")--interest payment is made with additional shares.
(b) Less than one tenth of a percent.
(c) Less than one dollar.
Y Security denominated in Japanese Yen.

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

MainStay Strategic Income Fund


investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change, which amounted to $61,047, had no impact on the Fund's total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by the Fund on December 31, 2000, as shown below. The Statement of Changes in Net Assets and Financial Highlights for periods have not been restated to reflect this change in presentation.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

STRATEGIC INCOME FUND

Foreign currency held at June 30, 2001:

           CURRENCY                                  COST                      VALUE
------------------------------                     ---------                 ---------
Euro              E    18,227                      $ 15,504                  $ 15,429
                                                   ========                  ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated

MainStay Strategic Income Fund


its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $208,296.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,054 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $31,600 and $673, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $83,994.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A and Class B with net asset values of $6,696,054 and $5,653,577, respectively. This represents 34.1% and 11.8% of the net assets at year end for Class A and Class B shares, respectively.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $779 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,215 for the six months ended June 30, 2001.

NOTE--4 FEDERAL INCOME TAX:

At December 31, 2000, for federal income tax purposes, capital loss carryforwards of $3,906,795, were available as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
       2007.................................................  $2,054
       2008.................................................   1,853
                                                              ------
                                                              $3,907
                                                              ======

In addition, the Fund has elected to treat for federal income tax purposes approximately $1,007,112 of qualifying realized capital gains and foreign exchange gains that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of U.S. Government securities were $17,478 and $26,133, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $35,316 and $24,271, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive

MainStay Strategic Income Fund


shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                     JUNE 30, 2001*               DECEMBER 31, 2000
                                               ---------------------------   ----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................    683        646       86       728        885        280
Shares issued in reinvestment of dividends
  and distributions..........................     60        123        4       133        307          5
                                                ----     ------      ---      ----     ------     ------
                                                 743        769       90       861      1,192        285
Shares redeemed..............................   (640)      (699)     (86)     (769)    (1,990)       (23)
                                                ----     ------      ---      ----     ------     ------
Net increase (decrease)......................    103         70        4        92       (798)       262
                                                ====     ======      ===      ====     ======     ======

---------------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MacKay SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSSI10- 08/01
                                                                16
[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500 Index, Lipper Flexible
                                                              Portfolio Fund Average, and Inflation--Class
                                                              A, Class B, and Class C Shares                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            23
                                                              Notes to Financial Statements                   28
                                                              The MainStay(R) Funds                           37

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay Strategic Value Fund versus S&P 500 Index, Lipper Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES Total Returns: 1 Year 4.40%, Since Inception 5.56%

                          [CLASS A SHARES LINE GRAPH]

                                                                                       LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                             PORTFOLIO FUND
Period-end                                   VALUE FUND           S&P 500 INDEX*          AVERAGE(+)         INFLATION (CPI)(++)
----------                               ------------------       --------------        ---------------      -------------------
10/22/97                                     $  9450                $ 10000                $ 10000                $ 10000
12/97                                           9839                  10243                  10031                  10019
12/98                                           9890                  13170                  11423                  10180
12/99                                          11234                  15943                  12793                  10453
12/00                                          11883                  14491                  12841                  10799
6/01                                           12211                  13520                  12271                  11003

CLASS B SHARES Total Returns: 1 Year 4.65%, Since Inception 5.94%

                          [CLASS B SHARES LINE GRAPH]

                                                                                      LIPPER FLEXIBLE
                                       MAINSTAY STRATEGIC                              PORTFOLIO FUND
Period-end                                  VALUE FUND          S&P 500 INDEX*            AVERAGE(+)         INFLATION (CPI)(++)
----------                             ------------------       --------------        ---------------        -------------------
10/22/97                                     $ 10000                $ 10000                $ 10000                $ 10000
12/97                                          10404                  10243                  10031                  10019
12/98                                          10376                  13170                  11423                  10180
12/99                                          11688                  15943                  12793                  10453
12/00                                          12280                  14491                  12841                  10799
6/01                                           12572                  13520                  12271                  11003

CLASS C SHARES Total Returns: 1 Year 8.65%, Since Inception 6.40%

                          [CLASS C SHARES LINE GRAPH]

                                                                                        LIPPER FLEXIBLE
                                         MAINSTAY STRATEGIC                              PORTFOLIO FUND
Period-end                                   VALUE FUND           S&P 500 INDEX*           AVERAGE(+)        INFLATION (CPI)(++)
----------                               ------------------       --------------        ---------------      -------------------
10/22/97                                     $ 10000                $ 10000                $ 10000                $ 10000
12/97                                          10404                  10243                  10031                  10019
12/98                                          10376                  13170                  11423                  10180
12/99                                          11688                  15943                  12793                  10453
12/00                                          12280                  14491                  12841                  10799
6/01                                           12372                  13520                  12271                  11003



The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
     (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. According to Lipper, a flexible portfolio fund allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The equity markets showed considerable volatility in the first six months of 2001, with many companies in the technology and communication-services sectors suffering severe price corrections. As the economy slowed during the first half of the year, the stock market reacted as if it were in the throes of a recession. To keep market concerns from becoming reality, the Federal Reserve lowered the targeted federal funds rate six times in the first six months of 2001--for a cumulative reduction of 2.75%.

Despite this aggressive action, the stock market continued its decline, bringing prices to more-realistic levels for a slowing economy. While Federal Reserve easing may have averted a recession, economic and corporate data have not yet indicated that the hoped-for recovery is fully underway. During the first six months of 2001, value stocks continued to outperform growth stocks and the equity market as a whole.

In the first half of the year, convertibles were influenced by the strength of bonds and the general weakness of equities. Since stocks exert more influence on convertibles than bonds, however, it's not surprising that the convertible market as a whole recorded negative returns.

In the high-yield bond market, strong gains in the first quarter of 2001 were offset by losses in the second. Default rates remained at high levels, and the telecommunications sector--the largest component of the high-yield market-- suffered dramatic reversals in the second quarter of 2001.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Strategic Value Fund returned 2.76% for Class A shares and 2.37% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -4.48% return of the average Lipper(1) flexible portfolio fund over the same period. All share classes also outperformed the -6.70% return of the S&P 500 Index(2) for the first six months of 2001.

The Fund's performance relative to its peers was largely a result of careful security selection in equities and convertible securities. The high-yield portion of the Fund suffered a few major setbacks, but benefited from takeovers in some of its holdings.


-------
(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P(R) 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
CLASS A SHARES

                           [CLASS A SHARES BAR GRAPH]


Period-end                                            Total Return %
----------                                            --------------
12/97                                                     4.11%
12/98                                                     0.52%
12/99                                                    13.59%
12/00                                                     5.78%
6/01                                                      2.76%

See footnote * on page 11 for more information on performance.

CLASS B AND C SHARES

                     [CLASS B AND CLASS C SHARES BAR GRAPH]


Period-end                                            Total Return %
----------                                            --------------
12/97                                                     4.04%
12/98                                                    -0.27%
12/99                                                    12.64%
12/00                                                     5.07%
6/01                                                      2.37%

See footnote * on page 11 for more information on performance. Class C share returns reflect the historical performance of Class B shares through 8/98.

EQUITY HIGHLIGHTS

During the first half of 2001, American Standard, which rose 22%,(3) made a significant positive contribution to the equity portion of the Fund's portfolio, as the market responded positively to new management's restructuring efforts. The Fund continues to hold the shares. Tosco Corp. advanced when the refiner agreed to be acquired by Phillips Petroleum. When the shares reached our price target in mid-April, we sold them at a gain of 25% from the beginning of the year. Alcoa benefited from cost-control measures, declining global aluminum capacity, and anticipation of a price rebound in the coming quarters. The stock rose 20% over the first six months of the year.




(3) Unless otherwise indicated, returns reflect performance for the six-month period ending 6/30/01.

Other strong equity performers included Apple Computer, which we sold in April and June at substantial gains, and IBM, which rose 34% during the first half of 2001, as the company maintained steady earnings in an otherwise volatile period.

Among value equities, negative contributors to the Fund's performance included El Paso Energy, which dropped on weaker natural gas prices and West-Coast energy concerns; Motorola, which declined with other semiconductor chip and handset manufacturers; and McDonald's, which suffered from cattle-disease scares and a weakening global economy. The Fund continues to hold all three of these stocks, believing their prospects are stronger than their values indicate.

The Fund's bottom-up stock-selection approach caused the equity portion of the Fund to be overweighted in the basic-materials and capital-goods sectors. We have trimmed the Fund's energy-stock holdings but remain overweighted in the energy sector, with an emphasis on large multinational oil concerns. During the reporting period, many of the Fund's refining stocks and exploration and production holdings were sold when they reached our price targets. The equity portion of the Fund is also overweighted in technology compared to its benchmark, as we seek to benefit from sharply reduced valuations among solid companies.

The equity portion of the Fund remains underweighted in utilities, which tend to underperform when interest rates decline. It is also underweighted in consumer cyclicals, where valuations appear excessive and high debt levels may present unnecessary risks.

CONVERTIBLE BONDS

In the convertible portion of the Fund's portfolio, Canadian National Railway stock appreciated 36% during the first half of 2001, based on strong performance in a difficult market. The Fund purchased Titan convertibles at a price that allowed shareholders to participate in the company's Surebeam division at a very low cost. Surebeam's electronic technology helps eliminate e. coli and other harmful pathogens in beef. The convertible was yielding 10% and Surebeam helped the Fund's Titan holdings rise 53% by the end of June.

Cendant has resolved earlier difficulties and its stock rose 102% during the first six months of 2001, with accretive acquisitions contributing to positive earnings surprises. We continue to hold Cendant convertibles for their earnings momentum and favorable risk/reward profile.

Following the market correction, we reevaluated an Efficient Networks high-yield convertible, believing that its yield more than compensated for the risk. We bought the bonds at about 50 cents on the dollar. When Siemans subsequently bought Efficient Networks, the bonds traded up to what we believe is about 95% of their intrinsic value.

On the negative side, the Fund suffered from setbacks in the technology and telecom sectors. XO Communications declined with the industry and we sold the Fund's position at a loss when the company's ability to raise necessary capital came into question. Since the price continued to drop, however, we believe the sale was prudent. At Home, a high-speed Internet access company, also disappointed when its Internet portal, Excite, faced cash difficulties. We believe the company can overcome these setbacks and the Fund continues to hold the position, even though it detracted from performance during the first six months of 2001.

During the reporting period, the Fund decreased its energy holdings on concerns that the spike in prices would stimulate drilling activity and eventually lower commodity prices. Reducing the Fund's energy holdings contributed positively to the Fund's performance, since the sector performed poorly in June.

HIGH-YIELD BONDS

During the first half of 2001, the high-yield bond portion of the Fund's portfolio suffered from an overweighted position in the international-cable sector and negative credit events in two of the Fund's larger holdings. On the other hand, the Fund's underweighted position in telecommunications contributed positively to performance, and several of the Fund's holdings were acquired by stronger credits.

Among the bonds that benefited from merger activity were Digital Island, which was acquired by Cable & Wireless, and Efficient Networks, which was bought by Siemans. Since both acquirers were investment-grade companies, the transactions had a positive impact on the Fund's performance.

Other top high-yield performers included Magellan Healthcare, which advanced by reducing debt and providing strong earnings; Alaris Medical, a distressed manufacturer that benefited from contracts for a new infusion pump; Conseco, an insurance and consumer-loan company that advanced on improved liquidity and stabilized earnings following successful asset sales; and BF Saul, a mortgage-property real estate investment trust (REIT), which rose with the market in general.

Weaker performers included UIH Australia, which suffered as equity valuations for international cable companies declined, reducing the asset coverage on bonds secured by a recent equity offering. FRI-MRD, a restaurant company, also declined when it was unable to reduce overhead after selling its El Torito chain. Other poor performers in the Fund were concentrated in the telecommunications sector, which faced severe setbacks when lower demand reduced capital spending and revealed industry excesses.

During the reporting period, the high-yield portion of the Fund's portfolio increased exposure in media, international cable, and distressed investments while reducing its exposure to telecommunications and restaurants. In the primary market, the Fund purchased bonds of two Canadian publishers--CanWest and Quebecor. We also added to the Fund's position in ONO, a cable operator in Spain. Among distressed investments, we added to the Fund's position in Crown Cork & Seal and Algoma Steel. The Fund's exposure to busted converts(4) declined moderately, but we added LSI Logic, a manufacturer of specialty semiconductors, which helped to offset the sales of Digital Island and Efficient Networks.

The Fund sold its position in CD Radio, a provider of digital satellite radio, on concerns that technology delays would increase costs. We also sold the Fund's remaining position in Advantica on declining company prospects. The Fund reduced its exposure to telecom during the first-quarter rally, selling its positions in Exodus Communications and FLAG Telecom Holdings with a positive impact on performance.

LOOKING AHEAD

We believe that Federal Reserve easing has yet to be fully felt throughout the economy and that the markets may rebound in the coming quarters. Since different companies may respond at different times, however, we continue to believe that individual security selection and continual monitoring will be key factors in taking advantage of any turnaround that may occur. We remain cautiously optimistic, yet aware of the potential risks inherent in high levels of corporate and consumer debt.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities.

Mark T. Spellman
Thomas Wynn
Don Morgan
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.



-------
(4) A busted convert is a convertible security that trades like a regular income instrument because the price of the common stock to which the security converts has dropped to a level that renders the convertible feature valueless.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/01
    Class A                           10.48%                    7.19%
    Class B                            9.65%                    6.40%
    Class C                            9.65%                    6.40%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 6/30/01
    Class A                           4.40%                     5.56%
    Class B                           4.65%                     5.94%
    Class C                           8.65%                     6.40%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                          SINCE INCEPTION
                                     1 YEAR               THROUGH 6/30/01
    Class A                    18 out of 241 funds      47 out of 166 funds
    Class B                    22 out of 241 funds      78 out of 166 funds
    Class C                    22 out of 241 funds      42 out of 195 funds
    Average Lipper
    flexible portfolio fund          -5.73%                    5.86%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01   INCOME    CAPITAL GAINS
    Class A    $10.70      $0.1384      $0.0000
    Class B    $10.69      $0.0984      $0.0000
    Class C    $10.69      $0.0984      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (10/22/97) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 6/30/01.

MainStay Strategic Value Fund



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
ASSET-BACKED SECURITIES (0.7%)+

ELECTRIC POWER COMPANIES (0.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............  $ 225,000       $   230,303
                                                  -----------

ENTERTAINMENT (0.0%) (b)
United Artists Theatre Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15..............     22,762            19,348
                                                  -----------
INDEPENDENT POWER PRODUCERS (0.2%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).........     85,000            84,302
                                                  -----------
Total Asset-Backed Securities
 (Cost $316,070)................                      333,953
                                                  -----------
CONVERTIBLE SECURITIES (17.0%)
CONVERTIBLE BONDS (12.1%)

BANKS (0.5%)
European Bank for Reconstruction
 &
 Development
 0.75%, due 7/2/01 (d)..........    250,000           243,125
                                                  -----------
BROADCAST/MEDIA (0.9%)
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03.............    200,000           218,750
News America Holdings, Inc.
 (zero coupon), due 2/28/21
 (c)(e).........................    500,000           248,125
                                                  -----------
                                                      466,875
                                                  -----------
CABLE TV (0.6%)
Cox Enterprises, Inc.
 2.00%, due 2/15/21 (c).........    300,000           304,500
                                                  -----------

COMMUNICATIONS--EQUIPMENT (0.1%)
Corning, Inc.
 (zero coupon), due 11/8/15.....    100,000            56,375
                                                  -----------



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------

COMPUTER SOFTWARE & SERVICES (0.8%)
Manugistics Group, Inc.
 5.00%, due 11/1/07.............  $ 250,000         $ 222,812
Rational Software Corp.
 5.00%, due 2/1/07..............    200,000           214,250
                                                  -----------
                                                      437,062
                                                  -----------
ELECTRONICS--COMPONENTS (0.4%)
SCI Systems, Inc.
 3.00%, due 3/15/07.............    250,000           200,625
                                                  -----------

ELECTRONICS--SEMICONDUCTORS (1.3%)
Adaptec, Inc.
 4.75%, due 2/1/04..............    250,000           217,500
General Semiconductor, Inc.
 5.75%, due 12/15/06............    250,000           230,625
Kulicke & Soffa Industries, Inc.
 4.75%, due 12/15/06............    150,000           142,687
LSI Logic Corp.
 4.00%, due 2/15/05.............     60,000            49,725
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05.............     40,000            32,500
                                                  -----------
                                                      673,037
                                                  -----------
FINANCIAL--MISCELLANEOUS (0.5%)
Stilwell Financial, Inc.
 (zero coupon), due 4/30/31
 (c)(e).........................    300,000           240,375
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (d)..........     75,000            66,801
                                                  -----------

HEALTH CARE--DRUGS (1.5%)
CV Therapeutics, Inc.
 4.75%, due 3/7/07..............    200,000           213,250
Medarex, Inc.
 4.50%, due 7/1/06..............    250,000           249,687
Teva Pharmaceutical Finance Ltd.
 1.50%, due 10/15/05............    300,000           304,875
                                                  -----------
                                                      767,812
                                                  -----------
HEALTH CARE--SERVICES (0.4%)
Health Management Associates,
 Inc.
 0.25%, due 8/16/20.............    300,000           219,375
                                                  -----------

INTERNET SOFTWARE & SERVICES (0.3%)
At Home Corp.
 4.75%, due 12/15/06............    250,000            84,063
Internet Capital Group, Inc.
 5.50%, due 12/21/04............     85,000            30,175
Juniper Networks, Inc.
 4.75%, due 3/15/07.............     50,000            35,938
                                                  -----------
                                                      150,176
                                                  -----------


-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)

INVESTMENT BANK/BROKERAGE (0.7%)
Merrill Lynch & Co., Inc.
 (zero coupon), due 5/23/31.....  $ 250,000       $   127,812
 0.25%, due 5/10/06.............    200,000           209,750
                                                  -----------
                                                      337,562
                                                  -----------
MANUFACTURING--DIVERSIFIED (0.9%)
Tyco International Ltd.
 (zero coupon), due 11/17/20
 (e)(f).........................    600,000           458,250
                                                  -----------

POLLUTION CONTROL (0.1%)
Waste Management, Inc.
 4.00%, due 2/1/02..............     70,000            69,388
                                                  -----------

SPECIALIZED SERVICES (0.1%)
Cendant Corp.
 (zero coupon), due 2/13/21 (c)..     90,000           66,375
                                                  -----------

SPECIALTY PRINTING (0.2%)
World Color Press, Inc.
 6.00%, due 10/1/07.............     75,000            80,813
                                                  -----------

TECHNOLOGY (0.9%)
Lehman Brothers Technology
 0.25%, due 1/5/06..............    500,000           440,625
                                                  -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.5%)
ITC/DeltaCom, Inc.
 4.50% due 5/15/06..............    500,000           240,000
                                                  -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.9%)
Amdocs Ltd.
 2.00%, due 6/1/08 (c)..........    290,000           272,420
Nextel Communications, Inc.
 5.25%, due 1/15/10.............    300,000           183,000
                                                  -----------
                                                      455,420
                                                  -----------
TELEPHONE (0.4%)
Verizon Global Funding Corp.
 4.25%, due 9/15/05 (c).........     50,000            49,125
 5.75%, due 4/1/03..............    150,000           150,750
                                                  -----------
                                                      199,875
                                                  -----------
Total Convertible Bonds
 (Cost $6,795,641)..............                    6,174,446
                                                  -----------
                                    SHARES           VALUE
                                  ---------------------------
CONVERTIBLE PREFERRED STOCKS (4.9%)

AEROSPACE/DEFENSE (0.1%)
Titan Capital Trust
 5.75%..........................      1,000       $    36,375
                                                  -----------

AUTO PARTS & EQUIPMENT (0.2%)
Tower Automotive Capital Trust
 6.75%..........................      5,000           125,625
                                                  -----------

BANKS--REGIONAL (0.1%)
National Australia Bank Ltd.
 7.875% (g).....................      1,600            49,840
                                                  -----------

BROADCAST/MEDIA (0.3%)
Comcast Corp.
 2.00% (h)......................      3,400           178,500
                                                  -----------

CABLE TV (0.3%)
UnitedGlobalCom, Inc.
 7.00%, Series D (i)............     10,000           136,880
                                                  -----------

FINANCIAL--MISCELLANEOUS (0.0%) (b)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (j).............      4,453            24,491
                                                  -----------

FOOD (0.6%)
Suiza Capital Trust II 5.50%....      7,000           287,875
                                                  -----------

INDEPENDENT POWER PRODUCERS (0.4%)
Calpine Capital Trust II 5.50%..      2,500           200,937
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.3%)
El Paso Energy Capital Trust I
 4.75%..........................      2,000           131,500
                                                  -----------

PUBLISHING--NEWSPAPERS (0.7%)
Tribune Co.
 2.00% (k)......................      2,300           273,401
 6.25%..........................      4,000            90,200
                                                  -----------
                                                      363,601
                                                  -----------
RAILROADS (1.0%)
Canadian National Railway Co.
 5.25%..........................      9,000           506,700
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                    SHARES           VALUE
                                  ---------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (j)(l)..............         47       $         1
                                                  -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.5%)
Qwest Trends Trust
 5.75% (c)......................      4,600           248,975
                                                  -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.4%)
DECS Trust V
 7.25%..........................     14,000           217,000
                                                  -----------
Total Convertible Preferred
 Stocks
 (Cost $2,489,607)..............                    2,508,300
                                                  -----------
Total Convertible Securities
 (Cost $9,285,248)..............                    8,682,746
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
CORPORATE BONDS (12.9%)

ADVERTISING & MARKETING SERVICES (0.1%)
Key3Media Group, Inc.
 11.25%, due 6/15/11............  $  75,000            73,500
                                                  -----------

ALUMINUM (0.2%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............     45,000            40,950
Ormet Corp.
 11.00%, due 8/15/08 (c)........     60,000            47,100
                                                  -----------
                                                       88,050
                                                  -----------
BANKS (0.2%)
B.F. Saul Real Estate Investment
 Trust
 Series B
 9.75%, due 4/1/08..............    100,000            97,125
                                                  -----------

BROADCAST/MEDIA (0.4%)
Big City Radio, Inc.
 11.25%, due 3/15/05............     60,000            24,300
LIN Television Corp.
 8.00%, due 1/15/08 (c).........     35,000            33,775
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.......     75,000            42,000
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07............     60,000            57,150

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
BROADCAST/MEDIA (CONTINUED)
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (m)........  $ 160,000       $    51,200
                                                  -----------
                                                      208,425
                                                  -----------
CABLE TV (1.0%)
Charter Communications Holdings,
 LLC
 (zero coupon), due 5/15/11
 11.75%, beginning 5/15/06
 (c)............................    175,000           101,500
 8.25%, due 4/1/07..............     10,000             9,475
 8.625%, due 4/1/09.............     25,000            23,750
 10.00%, due 4/1/09.............     75,000            76,125
 10.25%, due 1/15/10............     30,000            30,675
CSC Holdings, Inc.
 7.625%, due 4/1/11 (c).........     50,000            47,700
Ono Finance PLC
 14.00%, due 2/15/11 (c)(n).....    110,000            93,500
Telewest Communications PLC
 11.00%, due 10/1/07............     50,000            42,125
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03......    205,000            68,675
                                                  -----------
                                                      493,525
                                                  -----------
CHEMICALS (0.1%)
Agriculture Minerals & Chemical,
 Inc.
 10.75%, due 9/30/03............     45,000            37,575
                                                  -----------

CHEMICALS--SPECIALTY (0.1%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09............     35,000            20,300
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........     50,000            45,000
                                                  -----------
                                                       65,300
                                                  -----------
COMMUNICATIONS--EQUIPMENT (0.1%)
Lucent Technologies, Inc.
 6.45%, due 3/15/29.............     45,000            25,967
 7.25%, due 7/15/06.............     25,000            18,717
                                                  -----------
                                                       44,684
                                                  -----------
COMPUTER SOFTWARE & SERVICES (0.1%)
Globix Corp.
 12.50%, due 2/1/10.............    100,000            29,000
                                                  -----------

COMPUTER SYSTEMS (0.1%)
Unisys Corp.
 8.125%, due 6/1/06.............     50,000            48,625
                                                  -----------

CONSUMER PRODUCTS (0.1%)
American Greetings Corp.
 11.75%, due 7/15/08 (c)........     65,000            63,050
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

CONTAINERS--METAL & GLASS (0.1%)
Crown Cork & Seal Co., Inc.
 6.75%, due 4/15/03.............  $  25,000       $    11,500
 7.125%, due 9/1/02.............     50,000            29,000
 8.00%, due 4/15/23.............     40,000            14,400
                                                  -----------
                                                       54,900
                                                  -----------
COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08.............    100,000            98,000
                                                  -----------

ELECTRIC POWER COMPANIES (1.5%)
AES Corp., (The)
 8.75%, due 12/15/02............     70,000            70,700
Avista Corp.
 9.75%, due 6/1/08 (c)..........     50,000            53,369
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............     75,000            73,500
CMS Energy Corp.
 8.50%, due 4/15/11 (c).........    150,000           145,689
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04..........     70,000            72,800
Edison International
 6.875%, due 9/15/04 (m)........     55,000            44,000
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11 (c).......     85,000            84,844
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08 (c)........     75,000            75,623
 9.125%, due 2/10/04............     40,000            41,603
 10.00%, due 10/1/09............     25,000            26,901
Western Resources, Inc.
 6.25%, due 8/15/18.............     55,000            52,891
 6.875%, due 8/1/04.............     45,000            43,571
                                                  -----------
                                                      785,491
                                                  -----------
ELECTRONICS--COMPONENTS (0.2%)
Knowles Electronics, Inc.
 13.125%, due 10/15/09..........     80,000            79,200
Thomas & Betts Corp.
 6.625%, due 5/7/08.............     40,000            30,590
                                                  -----------
                                                      109,790
                                                  -----------
ENTERTAINMENT (0.1%)
Marvel Enterprises, Inc.
 12.00%, due 6/15/09............    120,000            57,000
                                                  -----------

FINANCE (0.1%)
Alamosa Delaware, Inc.
 12.50%, due 2/1/11.............     35,000            31,500
                                                  -----------



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
FINANCIAL--MISCELLANEOUS (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07 (c)(o)....  $  81,440       $    36,648
                                                  -----------

FOOD (0.1%)
Chiquita Brands International,
 Inc.
 10.00%, due 6/15/09 (m)........     45,000            30,487
                                                  -----------

FOOD & HEALTH CARE DISTRIBUTORS (0.1%)
Owens & Minor, Inc.
 8.50%, due 7/15/11 (c).........     65,000            65,487
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Newmont Mining Corp.
 8.625%, due 5/15/11............     75,000            74,055
                                                  -----------

HEALTH CARE--DRUGS (0.1%)
MedPartners, Inc.
 7.375%, due 10/1/06............     75,000            73,875
                                                  -----------

HEALTH CARE--HMOS (0.4%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02.............    135,000           135,000
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............     75,000            78,750
                                                  -----------
                                                      213,750
                                                  -----------
HEALTH CARE--HOSPITAL MANAGEMENT (0.6%)
HCA--The Healthcare Co.
 7.50%, due 11/15/95............    140,000           117,600
Magellan Health Services, Inc.
 9.00%, due 2/15/08 (c).........     75,000            70,688
 9.375%, due 11/15/07...........     40,000            40,650
Tenet Healthcare Corp.
 8.00%, due 1/15/05.............     75,000            76,969
                                                  -----------
                                                      305,907
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (0.2%)
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03......     75,000            26,625
Alaris Medical Systems, Inc.
 9.75%, due 12/1/06.............     80,000            61,600
                                                  -----------
                                                       88,225
                                                  -----------
HEALTH CARE--SERVICES (0.3%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............    170,000           136,000
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

HOMEBUILDING (0.1%)
Amatek Industries Property Ltd.
 14.50%, due 2/15/09 (c)(o).....  $     258       $       204
 14.50%, due 2/15/09 (d)(o).....     55,829            44,105
                                                  -----------
                                                       44,309
                                                  -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.6%)
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (m)........     75,000            37,500
Harborside Healthcare Corp.
 (zero Coupon), due 8/1/07
 12.00%, beginning 8/1/04 (j)...     88,000            38,720
Manor Care, Inc.
 8.00%, due 3/1/08..............     50,000            50,250
Multicare Companies, Inc. (The)
 9.00%, due 8/1/07 (m)(p).......    120,000             6,000
Unilab Corp.
 12.75%, due 10/1/09............    135,000           156,769
                                                  -----------
                                                      289,239
                                                  -----------
HOTEL/MOTEL (0.2%)
Hilton Hotels Corp.
 7.625%, due 5/15/08............     50,000            48,763
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15...........     55,000            50,362
                                                  -----------
                                                       99,125
                                                  -----------
INDEPENDENT POWER PRODUCERS (0.2%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08..............     60,000            58,498
Salton Sea Funding Corp.
 Series E
 7.375%, due 5/30/11............     48,422            44,272
                                                  -----------
                                                      102,770
                                                  -----------
INDUSTRIAL COMPONENTS (0.2%)
AES Drax Holdings Ltd.
 10.41%, due 12/31/20...........    100,000           111,555
Morris Material Handling, Inc.
 9.50%, due 4/1/08 (m)(p).......     70,000             1,400
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03 (m)...    165,000             2,475
                                                  -----------
                                                      115,430
                                                  -----------
INTERNET SOFTWARE & SERVICES (0.0%) (b)
PSINet, Inc.
 11.00%, due 8/1/09 (m)(p)......    120,000             7,200
 11.50%, due 11/1/08 (m)(p).....     35,000             2,100
                                                  -----------
                                                        9,300
                                                  -----------



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LEISURE TIME (0.7%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07...........  $ 110,000       $   109,175
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36............     45,000            39,565
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06.............     50,000            52,500
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07.............    100,000            92,000
Penn National Gaming, Inc.
 11.125%, due 3/1/08 (c)........     50,000            52,000
                                                  -----------
                                                      345,240
                                                  -----------
MANUFACTURING--DIVERSIFIED (0.2%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............    130,000            79,300
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)........    120,000            66,000
                                                  -----------

OIL--INTEGRATED DOMESTIC (0.1%)
DevX Energy, Inc.
 12.50%, due 7/1/08.............     49,000            48,510
                                                  -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Baytex Energy Ltd.
 10.50%, due 2/15/11 (c)........     40,000            40,800
Energy Corporation of America
 Series A
 9.50%, due 5/15/07.............    110,000            86,625
Mission Resources Corp.
 10.875%, due 4/1/07 (c)........     35,000            34,387
Petro Stopping Centers Holdings,
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, begining 8/1/04........     75,000            22,500
                                                  -----------
                                                      184,312
                                                  -----------
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............     80,000            73,600
                                                  -----------

PHOTOGRAPHY/IMAGING (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09............     40,000            32,400
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

PUBLISHING (0.3%)
General Media, Inc.
 15.00%, due 3/29/04 (q)........  $  29,000       $    21,750
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........     75,000            72,187
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10............    120,000            66,000
                                                  -----------
                                                      159,937
                                                  -----------
PUBLISHING--NEWSPAPERS (0.4%)
CanWest Media, Inc.
 10.625%, due 5/15/11 (c).......     75,000            76,125
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09.............    115,000           110,400
                                                  -----------
                                                      186,525
                                                  -----------
REAL ESTATE (0.4%)
Cresent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............    245,000           222,513
                                                  -----------

REAL ESTATE--INVESTMENT/MANAGEMENT (0.8%)
Blum CB Corp.
 11.25%, due 6/15/11 (c)........     75,000            73,688
Felcor Lodging L.P.
 9.50%, due 9/15/08.............     55,000            55,275
Golden State Holdings, Inc.
 7.125%, due 8/1/05.............    125,000           122,550
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11.............     50,000            49,767
LNR Property Corp.
 Series B
 9.375%, due 3/15/08............     95,000            91,200
MeriStar Hospitality Corp.
 9.00%, due 1/15/08 (c).........     45,000            45,338
                                                  -----------
                                                      437,818
                                                  -----------
RESTAURANTS (0.3%)
FRI-MRD Corp.
 15.00%, due 1/24/02
 (c)(j)(m)......................    250,000           170,000
                                                  -----------
SHIPPING (0.1%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06.............     70,000            74,375
                                                  -----------



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SPECIALTY PRINTING (0.3%)
American Color Graphics, Inc.
 12.75%, due 8/1/05.............  $  50,000       $    49,000
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06
 (c)............................    130,000            69,550
 11.125%, due 7/15/11 (c).......     40,000            39,900
                                                  -----------
                                                      158,450
                                                  -----------
SPECIALIZED SERVICES (0.1%)
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............     45,000            34,200
                                                  -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 2/1/04 (j)(l)(r)....      6,240               468
 10.00%, due 2/1/04 (j)(l)(r)...      6,330             2,421
                                                  -----------
                                                        2,889
                                                  -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.4%)
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05
 (c)............................     50,000            23,000
Colo.com
 13.875%, due 3/15/10 (c)(s)....    110,000            15,675
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05............    105,000            37,800
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03.....     55,000            11,550
 12.75%, due 8/1/10.............     50,000            14,500
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02......    100,000            36,000
PageMart Nationwide, Inc.
 15.00%, due 2/1/05.............     35,000             3,500
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (m)(p).........................    100,000             5,000
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....     90,000            44,212
                                                  -----------
                                                      191,237
                                                  -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
NTL Communications Corp.
 Series B
 11.50%, due 10/1/08............     50,000            33,000
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)

TOYS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05.............  $  25,000       $    21,256
 6.60%, due 7/15/28.............     45,000            29,551
                                                  -----------
                                                       50,807
                                                  -----------
Total Corporate Bonds
 (Cost $7,597,284)..............                    6,621,260
                                                  -----------
FOREIGN BONDS (0.2%)

CABLE TV (0.1%)
Ono Finance PLC
 13.00%, due 5/1/09.............  E  75,000            48,256
                                                  -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.1%)
COLT Telecom Group PLC
 2.00%, due 4/3/07 (c)..........  E 105,000            54,447
Global Telesystems Europe B.V.
 11.00%, due 12/1/09 (d)(m).....     70,000             8,297
                                                  -----------
                                                       62,744
                                                  -----------
Total Foreign Bonds
 (Cost $200,027)................                      111,000
                                                  -----------
LOAN ASSIGNMENTS (0.2%)

HOSPITALS/NURSING HOMES/HEALTH CARE (0.0%) (b)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 7.49%, due 9/30/04 (j)(m)(t)...  $   6,325             4,301
 Bank debt, Term Loan C
 7.74%, due 6/1/05 (j)(m)(t)....      6,129             4,168
Multicare Companies, Inc. (The)
 Bank debt, Term Loan B
 9.51%, due 9/30/04
 (j)(m)(p)(t)...................      5,296             3,866
 Bank debt, Term Loan C
 10.35%, due 6/1/05
 (j)(m)(p)(t)...................      1,921             1,402
                                                  -----------
                                                       13,737
                                                  -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
GT Group Telecom Services Corp.
 Term Loan B
 8.6875%, due 6/30/08 (j).......     25,007            19,693
 Term Loan A
 10.00%, due 6/30/08 (j)........     34,993            27,557
                                                  -----------
                                                       47,250
                                                  -----------



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
TEXTILES--HOME FURNISHINGS (0.1%)
Synthetic Industries, Inc.
 Bridge Loan
 17.00%, due 6/14/08 (j)(t).....  $  75,000       $    44,250
                                                  -----------
Total Loan Assignments
 (Cost $132,405)................                      105,237
                                                  -----------
YANKEE BONDS (2.6%)

BROADCAST/MEDIA (0.1%)
Central European Media Enterprises Ltd.
 9.375%, due 8/15/04 (m)........     40,000            12,800
Rogers Communications, Inc.
 8.875%, due 7/15/07............     30,000            29,775
                                                  -----------
                                                       42,575
                                                  -----------
CABLE TV (1.3%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09............     90,000            82,609
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07............    110,000            80,300
NTL, Inc.
 11.20%, due 11/15/07...........    200,000           136,000
Rogers Cablesystems Ltd.
 10.125%, due 9/1/12............    120,000           127,500
Telewest Communications PLC
 9.875%, due 2/1/10.............    105,000            88,200
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.......     25,000             4,000
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....    200,000            32,000
 10.875%, due 8/1/09............    195,000            68,738
 11.25%, due 2/1/10.............     95,000            35,625
                                                  -----------
                                                      654,972
                                                  -----------
CHEMICALS (0.2%)
Octel Developments PLC
 10.00%, due 5/1/06.............    100,000           102,000
                                                  -----------

CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03 (m)(p).....    150,000               937
                                                  -----------

FINANCE (0.1%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06............     65,000            50,700
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Agnico Eagle Mines Ltd.
 3.50%, due 1/27/04.............     70,000            57,662
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
YANKEE BONDS (CONTINUED)

STEEL (0.1%)
Algoma Steel, Inc.
 12.375%, due 7/15/05 (m).......  $ 165,000       $    33,000
                                                  -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.3%)
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06.............    140,000           120,400
Telesystem International
 Wireless, Inc.
 Series C
 (zero coupon), due 6/30/07
 13.25%, beginning 6/30/02......    140,000            29,400
360networks, Inc.
 13.00%, due 5/1/08 (m).........     60,000               900
                                                  -----------
                                                      150,700
                                                  -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.......     45,000            10,350
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04......    125,000            22,500
 9.375%, due 5/15/09............     45,000            14,400
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07 (m)........     40,000             6,400
                                                  -----------
                                                       53,650
                                                  -----------
TRANSPORTATION--SHIPPING (0.3%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (j)(l)(r)(u)...................     56,100            47,775
Sea Containers Ltd.
 10.50%, due 7/1/03.............    125,000           109,375
 Series B
 10.75%, due 10/15/06...........     35,000            24,150
                                                  -----------
                                                      181,300
                                                  -----------
Total Yankee Bonds
 (Cost $1,997,621)..............                    1,327,496
                                                  -----------
                                    SHARES
                                  ----------
COMMON STOCKS (59.2%)
ALUMINUM (1.2%)
Alcoa, Inc. ....................     16,000           630,400
                                                  -----------
AUTO PARTS & EQUIPMENT (0.0%) (b)
Delphi Automotive Systems
 Corp. .........................     11,600           184,788
                                                  -----------



                                    SHARES           VALUE
                                  ---------------------------
BANKS--MAJOR REGIONAL (3.3%)
FleetBoston Financial Corp. ....     23,478       $   926,207
PNC Financial Service Group,
 Inc. (The).....................      9,000           592,110
                                                  -----------
                                                    1,518,317
                                                  -----------
BANKS--MONEY CENTER (1.7%)
J.P. Morgan Chase & Co. ........     19,320           861,672
                                                  -----------

BANKS--SAVINGS & LOANS (1.4%)
Washington Mutual, Inc. ........     19,000           713,450
                                                  -----------

CABLE TV (0.0%) (b)
UnitedGlobalCom, Inc.
 Class A (a)....................        558             4,827
                                                  -----------

CHEMICALS (1.5%)
Air Products and Chemicals,
 Inc. ..........................      7,200           329,400
Solutia, Inc. ..................     33,500           427,125
                                                  -----------
                                                      756,525
                                                  -----------
COMMUNICATIONS--EQUIPMENT (0.4%)
Tellabs, Inc. (a)...............      9,600           185,088
                                                  -----------

COMPUTER SOFTWARE & SERVICES (0.3%)
Computer Sciences Corp. (a).....      4,600           159,160
                                                  -----------

COMPUTER SYSTEMS (4.1%)
Compaq Computer Corp. ..........      9,600           148,704
Gateway, Inc. (a)...............     39,100           643,195
International Business Machines
 Corp. .........................      6,600           745,800
Unisys Corp. (a)................     38,900           572,219
                                                  -----------
                                                    2,109,918
                                                  -----------
CONGLOMERATES (1.4%)
Textron, Inc. ..................     13,300           732,032
                                                  -----------

CONSUMER PRODUCTS (0.4%)
Energizer Holdings, Inc. (a)....      9,800           224,910
                                                  -----------

ELECTRIC POWER COMPANIES (1.7%)
FirstEnergy Corp. ..............     17,000           546,720
Niagara Mohawk Holdings, Inc.
 (a)............................     19,100           337,879
                                                  -----------
                                                      884,599
                                                  -----------
ELECTRONICS--DEFENSE (1.0%)
Raytheon Co. ...................     19,100           507,105
                                                  -----------

ELECTRONICS--SEMICONDUCTORS (1.5%)
Advanced Micro Devices, Inc.
 (a)............................      7,400           213,712
Intel Corp. ....................      6,000           175,500
Motorola, Inc. .................     21,300           352,728
                                                  -----------
                                                      741,940
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

FINANCE (0.0%) (b)
AMC Financial, Inc. (a).........      6,857       $     6,514
                                                  -----------
FINANCIAL--MISCELLANEOUS (4.4%)
American General Corp. .........      7,500           348,375
Citigroup, Inc. ................     21,800         1,151,912
Morgan Stanley Dean Witter &
 Co. ...........................      6,800           436,764
PMI Group, Inc. (The)...........      4,100           297,906
                                                  -----------
                                                    2,234,957
                                                  -----------
FOOD (2.4%)
Heinz (H.J) Co. ................      9,700           396,633
Kraft Foods, Inc. (a)...........     11,900           368,900
Ralston Purina Group............     15,000           450,300
                                                  -----------
                                                    1,215,833
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (0.5%)
Becton, Dickinson & Co. ........      7,200           257,688
                                                  -----------
HOTEL/MOTEL (0.5%)
Harrah's Entertainment, Inc.
 (a)............................      7,900           278,870
                                                  -----------

HOUSEHOLD PRODUCTS (2.8%)
Clorox Co. (The)................     13,000           440,050
Kimberly-Clark Corp. ...........     11,200           626,080
Proctor & Gamble Co. (The)......      6,000           382,800
                                                  -----------
                                                    1,448,930
                                                  -----------
HOUSEWARES (0.4%)
Fortune Brands, Inc. ...........      4,900           187,964
                                                  -----------
INDEPENDENT POWER PRODUCERS (0.6%)
Reliant Resources, Inc. (a).....     11,500           284,050
                                                  -----------
INSURANCE--LIFE & HEALTH (3.3%)
Lincoln National Corp. .........     13,300           688,275
Phoenix Companies, Inc. (The)...     55,000         1,023,000
                                                  -----------
                                                    1,711,275
                                                  -----------
INSURANCE--MULTI-LINE (0.7%)
Hartford Financial Services
 Group, Inc., (The).............      5,200           355,680
                                                  -----------

INSURANCE--PROPERTY & CASUALTY (1.4%)
Allstate Corp. (The)............     12,800           563,072
MGIC Investment Corp. ..........      2,300           167,072
                                                  -----------
                                                      730,144
                                                  -----------
INVESTMENT BANK/BROKERAGE (0.8%)
Goldman Sachs Group, Inc.
 (The)..........................      4,600           394,680
                                                  -----------



                                    SHARES           VALUE
                                    -------------------------
MACHINERY--DIVERSIFIED (1.0%)
Ingersoll-Rand Co. .............     12,800       $   527,360
                                                  -----------

MANUFACTURING--DIVERSIFIED (1.8%)
American Standard Companies,
 Inc. (a).......................     15,400           925,540
                                                  -----------

METALS--MISCELLANEOUS (0.5%)
Phelps Dodge Corp. .............      6,000           249,000
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (1.0%)
El Paso Corp. ..................      9,426           495,242
                                                  -----------

OFFICE EQUIPMENT & SUPPLIES (0.9%)
Pitney Bowes, Inc. .............     10,700           450,684
                                                  -----------

OIL--INTERGRATED INTERNATIONAL (2.8%)
Chevron Corp. ..................      6,000           543,000
Exxon Mobile Corp. .............      4,100           358,135
Texaco, Inc. ...................      8,100           539,460
                                                  -----------
                                                    1,440,595
                                                  -----------
OIL & GAS--EXPLORATION & PRODUCTION (1.5%)
Burlington Resources, Inc. .....      8,000           319,600
Unocal Corp. ...................     13,200           450,780
                                                  -----------
                                                      770,380
                                                  -----------
PAPER & FOREST PRODUCTS (1.0%)
International Paper Co. ........     14,300           510,510
                                                  -----------

RESTAURANTS (1.1%)
McDonald's Corp. ...............     20,700           560,142
                                                  -----------

RETAIL STORES--DEPARTMENT (0.8%)
Federated Department Stores,
 Inc. (a).......................      9,100           386,750
                                                  -----------

RETAIL STORES--GENERAL MERCHANDISE (1.7%)
Sears, Roebuck & Co. ...........     20,700           875,817
                                                  -----------

RETAIL STORES--SPECIALTY (1.0%)
Office Depot, Inc. (a)..........     48,700           505,506
                                                  -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.1%)
@Track Communications, Inc. (a).     23,846            39,346
International Wireless
 Communications
 Holdings, Inc. (a).............      9,669                96
                                                  -----------
                                                       39,442
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS--LONG DISTANCE (1.5%)
AT&T Corp. .....................     19,600       $   431,200
ICO Global Communications
 Holdings Ltd. .................      7,213            11,541
Sprint Corp. ...................     16,500           352,440
                                                  -----------
                                                      795,181
                                                  -----------
TELEPHONE (4.8%)
Alltel Corp. ...................      3,100           189,906
BellSouth Corp. ................        500            20,135
CenturyTel, Inc. ...............     14,600           442,380
SBC Communications, Inc. .......     20,700           829,242
Verizon Communications, Inc. ...     18,000           963,000
                                                  -----------
                                                    2,444,663
                                                  -----------
Total Common Stocks
 (Cost $27,717,964).............                   30,298,128
                                                  -----------
PREFERRED STOCKS (0.8%)

BROADCAST/MEDIA (0.2%)
Paxson Communications Corp.
 12.50% (l).....................        130           124,608
                                                  -----------

FINANCIAL--MISCELLANEOUS (0.2%)
North Atlantic Trading Co.
 12.00% (l).....................      7,371           101,347
                                                  -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.3%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Class A (c)............        130           129,350
                                                  -----------

TELECOMMUNICATIONS--LONG DISTANCE (0.1%)
Nextel Communications, Inc.
 13.00%, Series D (l)...........         39            24,465
                                                  -----------

TRANSPORTATION--SHIPPING (0.0%) (b)
Ermis Maritime Holdings Ltd.
 (j)(l)(r)(u)...................        864                 9
                                                  -----------
Total Preferred Stocks
 (Cost $403,115)................                      379,779
                                                  -----------

WARRANTS (0.0%) (b)

CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a).............         30                30
                                                  -----------



                                    SHARES           VALUE
                                    -------------------------
HOMEBUILDING (0.0%) (b)
Amatek Industries Property Ltd.
 Common Rights (a)..............         36       $         2
 Preferred Rights (a)...........      8,470             4,235
                                                  -----------
                                                        4,237
                                                  -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.0%) (b)
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(j)...........      1,636             2,454
                                                  -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (b)
Petro Stopping Centers Holdings
 L.P.
 expire 6/1/02 (a)(c)...........         75               750
                                                  -----------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.0%) (b)
Colo.com
 expire 3/15/10 (a)(c)..........        110                 1
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)..........         65               764
                                                  -----------
                                                          765
                                                  -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (b)
ICO Global Communications Holdings Ltd.
 expire 5/16/06 (a).............      1,810                18
                                                  -----------
Total Warrants
 (Cost $15,074).................                        8,254
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (6.3%)

COMMERCIAL PAPER (6.3%)
American Express Credit Corp.
 3.85%, due 7/3/01..............  $1,295,000        1,294,584
Anz Delaware, Inc.
 3.72%, due 7/18/01.............  1,325,000         1,322,533
UBS Finance Delaware LLC
 4.14%, due 7/2/01..............    620,000           619,858
                                                  -----------
                                                    3,236,975
                                                  -----------
Total Commercial Paper
 (Cost $3,236,975)..............                    3,236,975
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund



                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

SHORT-TERM BOND (0.0%) (b)

ELECTRIC POWER COMPANIES (0.0%) (b)
Southern California Edison Co.
 6.50%, due 12/31/01 (m)........  $  15,000       $    10,650
                                                  -----------
Total Short-Term Bond
 (Cost $12,375).................                       10,650
                                                  -----------
Total Short-Term Investments
 (Cost $3,249,350)..............                    3,247,625
                                                  -----------
Total Investments
 (Cost $50,914,158) (v).........       99.9%       51,115,478(w)
Cash and Other Assets,
 Less Liabilities...............        0.1            42,981
                                  ----------      -----------
Net Assets......................      100.0%      $51,158,459
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Eurobond-bond denominated in U.S. dollars or other
     currencies and sold to investors outside the country
     whose currency is used.
(e)  LYON--Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(f)  Yankee bond.
(g)  Capital Unit--each unit consists of $25 principal amount of 7.875% Perpetual Capital Securities and a purchase
     contract to make Optional Unit Exchanges.
(h)  ZONES--Zero-premium Option Note Exchangeable Security.
(i)  Depositary Shares--each share represents ownership of
     1/20th of a share of 7.00%, Series D Senior Cumulative
     Convertible Preferred Stock.
(j)  Restricted security.
(k)  PHONES--Participation Hybrid Option Note Exchangeable
     Security.
(l)  PIK ("Payment in Kind")--dividend payment is made with
     additional securities.
(m)  Issue in default.
(n)  110 Units--each unit reflects $1,000 principal amount of
     14.00% Senior Notes plus one dollar equity value
     certificate.
(o)  CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(p)  Issuer in bankruptcy.
(q)  29 Units--Each unit reflects $1,000 principal amount of
     15.00% Senior Secured Notes plus 0.1923 shares of Series
     A preferred stock.
(r)  Illiquid security.
(s)  110 Units--each unit reflects $1,000 principal amount of
     13.875% Senior Notes plus 1 warrant to acquire 19.9718
     shares of common stock at $0.01 per share at a future
     date.
(t)  Floating rate. Rate shown is the rate in effect at June
     30, 2001.
(u)  Fair valued security.
(v)  The cost for federal income tax purposes is $51,265,530.
(w)  At June 30, 2001, net unrealized depreciation was
     $150,052, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $4,097,313 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess cost over
     market value of $4,247,365.
  E  Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $50,914,158)..............................................       $51,115,478
Cash........................................................           472,426
Receivables:
  Investment securities sold................................         1,364,637
  Dividends and interest....................................           351,418
  Fund shares sold..........................................            98,472
Unrealized appreciation on foreign currency forward
  contracts.................................................               890
Unamortized organization expense............................            48,812
                                                                   -----------
        Total assets........................................        53,452,133
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,856,953
  Manager...................................................            30,856
  NYLIFE Distributors.......................................            30,758
  Fund shares redeemed......................................            25,648
  Transfer agent............................................            25,275
  Custodian.................................................             5,497
  Trustees..................................................               386
Accrued expenses............................................            55,862
Dividend payable............................................           262,439
                                                                   -----------
        Total liabilities...................................         2,293,674
                                                                   -----------
Net assets..................................................       $51,158,459
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    18,572
  Class B...................................................            28,949
  Class C...................................................               313
Additional paid-in capital..................................        50,156,281
Accumulated distribution in excess of net investment
  income....................................................           (52,804)
Accumulated undistributed net realized gain on
  investments...............................................           803,860
Accumulated undistributed net realized gain on foreign
  currency transactions.....................................             1,171
Net unrealized appreciation on investments..................           201,320
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................               797
                                                                   -----------
Net assets..................................................       $51,158,459
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,872,869
                                                                   ===========
Shares of beneficial interest outstanding...................         1,857,213
                                                                   ===========
Net asset value per share outstanding.......................       $     10.70
Maximum sales charge (5.50% of offering price)..............              0.62
                                                                   -----------
Maximum offering price per share outstanding................       $     11.32
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $30,951,450
                                                                   ===========
Shares of beneficial interest outstanding...................         2,894,857
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.69
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   334,140
                                                                   ===========
Shares of beneficial interest outstanding...................            31,254
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.69
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   351,997
  Interest..................................................      761,800
                                                              -----------
    Total income............................................    1,113,797
                                                              -----------
Expenses:
  Manager...................................................      188,519
  Distribution--Class B.....................................      114,000
  Distribution--Class C.....................................        1,065
  Transfer agent............................................       85,248
  Service--Class A..........................................       24,485
  Service--Class B..........................................       38,000
  Service--Class C..........................................          355
  Shareholder communication.................................       18,998
  Amortization of organization expense......................       18,148
  Registration..............................................       17,069
  Professional..............................................       16,255
  Custodian.................................................       11,911
  Recordkeeping.............................................       10,021
  Trustees..................................................          773
  Miscellaneous.............................................       17,662
                                                              -----------
    Total expenses..........................................      562,509
                                                              -----------
Net investment income.......................................      551,288
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    1,291,418
  Foreign currency transactions.............................        1,171
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    1,292,589
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................     (604,204)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....        6,162
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................     (598,042)
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................      694,547
                                                              -----------
Net increase in net assets resulting from operations........  $ 1,245,835
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $   551,288     $  1,128,943
  Net realized gain on investments and foreign currency
    transactions............................................     1,292,589        3,613,750
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........      (598,042)      (2,363,044)
                                                               -----------     ------------
  Net increase in net assets resulting from operations......     1,245,835        2,379,649
                                                               -----------     ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (258,269)        (516,575)
    Class B.................................................      (283,748)        (639,379)
    Class C.................................................        (2,799)          (4,295)
  From net realized gain on investments:
    Class A.................................................            --       (1,226,620)
    Class B.................................................            --       (1,980,907)
    Class C.................................................            --          (17,122)
  In excess of net investment income:
    Class A.................................................            --          (26,391)
    Class B.................................................            --          (32,665)
    Class C.................................................            --             (220)
  In excess of net realized gain on investments:
    Class A.................................................            --         (185,462)
    Class B.................................................            --         (299,507)
    Class C.................................................            --           (2,589)
                                                               -----------     ------------
      Total dividends and distributions to shareholders.....      (544,816)      (4,931,732)
                                                               -----------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     1,194,362        2,183,918
    Class B.................................................     2,586,251        3,299,744
    Class C.................................................       108,969          146,713
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       126,177        1,936,863
    Class B.................................................       143,115        2,890,877
    Class C.................................................           818           18,176
                                                               -----------     ------------
                                                                 4,159,692       10,476,291
  Cost of shares redeemed:
    Class A.................................................      (993,211)      (2,811,622)
    Class B.................................................    (2,344,413)     (10,149,695)
    Class C.................................................       (37,221)         (45,385)
                                                               -----------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       784,847       (2,530,411)
                                                               -----------     ------------
      Net increase (decrease) in net assets.................     1,485,866       (5,082,494)
NET ASSETS:
Beginning of period.........................................    49,672,593       54,755,087
                                                               -----------     ------------
End of period...............................................   $51,158,459     $ 49,672,593
                                                               ===========     ============
Accumulated distribution in excess of net investment income
  at end of period..........................................   $   (52,804)    $    (59,276)
                                                               ===========     ============

-------

 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                Class A
                                                     --------------------------------------------------------------
                                                     Six months                                        October 22*
                                                       ended           Year ended December 31,           through
                                                      June 30,     --------------------------------    December 31,
                                                       2001+         2000        1999        1998          1997
                                                     ----------    --------    --------    --------    ------------
Net asset value at beginning of period...........     $ 10.55      $ 11.15     $ 10.18     $ 10.29       $ 10.00
                                                      -------      -------     -------     -------       -------
Net investment income............................        0.14         0.31        0.22        0.15          0.03
Net realized and unrealized gain (loss) on
  investments....................................        0.15         0.29        1.15       (0.10)         0.38
                                                      -------      -------     -------     -------       -------
Total from investment operations.................        0.29         0.60        1.37        0.05          0.41
                                                      -------      -------     -------     -------       -------
Less dividends and distributions:
  From net investment income.....................       (0.14)       (0.31)      (0.22)      (0.15)        (0.03)
  From net realized gain on investments..........          --        (0.76)      (0.09)      (0.01)        (0.09)
  In excess of net investment income.............          --        (0.02)      (0.01)         --            --
  In excess of net realized gain on
    investments..................................          --        (0.11)      (0.08)         --            --
                                                      -------      -------     -------     -------       -------
Total dividends and distributions................       (0.14)       (1.20)      (0.40)      (0.16)        (0.12)
                                                      -------      -------     -------     -------       -------
Net asset value at end of period.................     $ 10.70      $ 10.55     $ 11.15     $ 10.18       $ 10.29
                                                      =======      =======     =======     =======       =======
Total investment return (a)......................        2.76%        5.78%      13.59%       0.52%         4.11%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income........................        2.66%++      2.76%       1.97%       1.49%         1.66%++
    Expenses.....................................        1.79%++      1.82%       1.69%       1.79%         2.73%++
Portfolio turnover rate..........................          42%         113%        122%        203%           29%
Net assets at end of period (in 000's)...........     $19,873      $19,278     $18,899     $17,946       $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                     Class C
    --------------------------------------------------------   ---------------------------------------------------------
    Six months                                  October 22*    Six months                                  September 1**
       ended        Year ended December 31,       through         ended       Year ended     Year ended       through
     June 30,     ---------------------------   December 31,    June 30,     December 31,   December 31,   December 31,
       2001+       2000      1999      1998         1997          2001+          2000           1999           1998
    -----------   -------   -------   -------   ------------   -----------   ------------   ------------   -------------
      $ 10.54     $ 11.13   $ 10.17   $ 10.29     $ 10.00        $ 10.54        $11.13         $10.17         $ 9.15
      -------     -------   -------   -------     -------        -------        ------         ------         ------
         0.10        0.23      0.14      0.08        0.02           0.10          0.23           0.14           0.05
         0.15        0.30      1.14     (0.11)       0.38           0.15          0.30           1.14           1.03
      -------     -------   -------   -------     -------        -------        ------         ------         ------
         0.25        0.53      1.28     (0.03)       0.40           0.25          0.53           1.28           1.08
      -------     -------   -------   -------     -------        -------        ------         ------         ------
        (0.10)      (0.24)    (0.14)    (0.08)      (0.02)         (0.10)        (0.24)         (0.14)         (0.05)
           --       (0.76)    (0.09)    (0.01)      (0.09)            --         (0.76)         (0.09)         (0.01)
           --       (0.01)    (0.01)       --          --             --         (0.01)         (0.01)            --
           --       (0.11)    (0.08)       --          --             --         (0.11)         (0.08)            --
      -------     -------   -------   -------     -------        -------        ------         ------         ------
        (0.10)      (1.12)    (0.32)    (0.09)      (0.11)         (0.10)        (1.12)         (0.32)         (0.06)
      -------     -------   -------   -------     -------        -------        ------         ------         ------
      $ 10.69     $ 10.54   $ 11.13   $ 10.17     $ 10.29        $ 10.69        $10.54         $11.13         $10.17
      =======     =======   =======   =======     =======        =======        ======         ======         ======
         2.37%       5.07%    12.64%    (0.27%)      4.04%          2.37%         5.07%         12.64%         11.77%
         1.91%++     2.01%     1.22%     0.74%       0.91%++        1.91%++       2.01%          1.22%          0.74%++
         2.54%++     2.57%     2.44%     2.54%       3.48%++        2.54%++       2.57%          2.44%          2.54%++
           42%        113%      122%      203%         29%            42%          113%           122%           203%
      $30,951     $30,134   $35,702   $38,528     $12,325        $   334        $  260         $  154         $   84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements unaudited


SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge

MainStay Strategic Value Fund



its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at June 30, 2001:

                                                              CONTRACT   CONTRACT
                                                               AMOUNT     AMOUNT      UNREALIZED
              FOREIGN CURRENCY SALE CONTRACTS                   SOLD     PURCHASED   APPRECIATION
              -------------------------------                 --------   ---------   ------------
Euro vs. U.S. Dollar, expiring 9/25/01......................  E121,900   $104,084      $   890
                                                                                       =======

----------

E Euro

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at June 30, 2001:

                                                               PRINCIPAL                          PERCENT
                                               DATE(S) OF       AMOUNT/               6/30/01        OF
                 SECURITY                     ACQUISITION       SHARES       COST      VALUE     NET ASSETS
                 --------                   ----------------   ---------   --------   --------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (b)...................     7/6/00-4/1/01   $  6,240    $  1,019   $    468      0.0%(a)
  10.00%, due 8/1/01 (b)..................     7/6/00-4/1/01      6,330       3,220      2,421      0.0(a)
  Preferred Stock Series A-1 (b)..........           5/20/98         47           1          1      0.0(a)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.....................  12/12/98-1/21/00     56,100      48,608     47,775      0.1
  Preferred Stock (b).....................  12/12/98-1/21/00        864           0(c)        9     0.0(a)
FRI-MRD Corp.
  15.00%, due 1/24/02.....................    8/12/97-4/3/98    250,000     251,615    170,000      0.3
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  7.49%, due 9/30/04......................           5/24/00      6,325       4,113      4,301      0.0(a)
  Bank debt, Term Loan C
  7.74%, due 6/1/05.......................           5/24/00      6,129       3,934      4,167      0.0(a)
GT Group Telecom Services Corp.
  Term Loan B
  8.6875%, due 6/30/08....................           1/30/01     25,007      18,895     19,693      0.0(a)
  Term Loan A
  10.00%, due 6/30/08.....................           1/30/01     34,993      26,205     27,557      0.1
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04................   8/20/99-6/28/00     88,000      40,617     38,720      0.1
  Warrants, Class A.......................   8/20/99-6/28/00      1,636       2,487      2,454      0.0(a)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.51%, due 9/30/04......................           5/24/00      5,296       3,144      3,866      0.0(a)
  Bank debt, Term Loan C
  10.35%, due 6/1/05......................           5/24/00      1,921       1,115      1,402      0.0(a)
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (b)......................            2/4/00      4,453      30,637     24,492      0.1
Synthetic Industries, Inc.
  Bridge Loan
  17.00%, due 6/14/08.....................          12/14/99     75,000      75,000     44,250      0.1
                                                                           --------   --------      ---
                                                                           $510,610   $391,576      0.8%
                                                                           ========   ========      ===

-------

(a)  Less than one tenth of a percent.
(b)  PIK ("Payment in Kind")--Interest payment is made with additional shares.
(c)  Less than one dollar.

MainStay Strategic Value Fund


FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change, which amounted to $5,294, had no impact on any Fund's total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by each Fund on December 31, 2000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay Strategic Value Fund


NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $188,519.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $861 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $28, $25,013 and $79, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001, amounted to $85,248.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A and Class B with net asset values of $1,246,796 and $11,468,043 which represents 6.3% and 37.1%, of Class A and Class B net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $562 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $10,021 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund has elected to treat for federal income tax purposes approximately $126,559 of qualifying realized capital gains and foreign exchange gains that arose (after October 31, 2000) as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $20,376 and $19,731, respectively.

MainStay Strategic Value Fund



NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                     JUNE 30, 2001*                   DECEMBER 31, 2000
                                               ---------------------------       ---------------------------
                                               CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                               -------   -------   -------       -------   -------   -------
Shares sold..................................    110       241       10            200       300       13
Shares issued in reinvestment of dividends
  and distributions..........................     12        14       --(a)         187       279        2
                                                 ---      ----       --           ----      ----       --
                                                 122       255       10            387       579       15
Shares redeemed..............................    (92)     (218)      (4)          (255)     (927)      (4)
                                                 ---      ----       --           ----      ----       --
Net increase (decrease)......................     30        37        6            132      (348)      11
                                                 ===      ====       ==           ====      ====       ==

-------

 *   Unaudited
(a)  Less than one thousand shares.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSST10-08/01
[RECYCLE LOGO]                                                 17

                                                           [MAINSTAY FUNDS LOGO]

MainStay(R)
Strategic Value Fund

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY LOGO]

                                          Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -34.74%, Since Inception 4.92%

[LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
Period end                                             GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
------------                                       ------------------            --------------             ----------------
6/1/98                                             $     9450.00                $   10000.00                $   10000.00
6/98                                                     9809.00                    10406.00                    10006.00
9/98                                                     8524.00                     9371.00                    10043.00
12/98                                                   11000.00                    11367.00                    10098.00
3/99                                                    11794.00                    11934.00                    10135.00
6/99                                                    12616.00                    12776.00                    10209.00
9/99                                                    12493.00                    11978.00                    10313.00
12/99                                                   15593.00                    13760.00                    10368.00
3/00                                                    16878.00                    14075.00                    10516.00
6/00                                                    16793.00                    13701.00                    10583.00
9/00                                                    15876.00                    13568.00                    10657.00
12/00                                                   14050.00                    12507.00                    10712.00
3/01                                                    11236.00                    11024.00                    10816.00
6/01                                                    11596.00                    11668.00                    10915.00

CLASS B SHARES Total Returns: 1 Year -34.93%, Since Inception 5.51%

[lINE GRAPH]

                                                   MAINSTAY BLUE CHIP
Period end                                             GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
------------                                       ------------------            --------------             ----------------
6/1/98                                             $    10000.00                $   10000.00                $   10000.00
6/98                                                    10380.00                    10406.00                    10006.00
9/98                                                     9010.00                     9371.00                    10043.00
12/98                                                   11600.00                    11367.00                    10098.00
3/99                                                    12420.00                    11934.00                    10135.00
6/99                                                    13260.00                    12776.00                    10209.00
9/99                                                    13110.00                    11978.00                    10313.00
12/99                                                   16330.00                    13760.00                    10368.00
3/00                                                    17640.00                    14075.00                    10516.00
6/00                                                    17520.00                    13701.00                    10583.00
9/00                                                    16530.00                    13568.00                    10657.00
12/00                                                   14608.00                    12507.00                    10712.00
3/01                                                    11649.00                    11024.00                    10816.00
6/01                                                    11800.00                    11668.00                    10915.00

CLASS C SHARES Total Returns: 1 Year -32.19%, Since Inception 6.09%

[LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
Period end                                            GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
-------------                                      ------------------            --------------             -----------------
6/1/98                                             $    10000.00                $   10000.00                $   10000.00
6/98                                                    10380.00                    10406.00                    10006.00
9/98                                                     9010.00                     9371.00                    10043.00
12/98                                                   11600.00                    11367.00                    10098.00
3/99                                                    12420.00                    11934.00                    10135.00
6/99                                                    13260.00                    12776.00                    10209.00
9/99                                                    13110.00                    11978.00                    10313.00
12/99                                                   16330.00                    13760.00                    10368.00
3/00                                                    17640.00                    14075.00                    10516.00
6/00                                                    17520.00                    13701.00                    10583.00
9/00                                                    16530.00                    13568.00                    10657.00
12/00                                                   14608.00                    12507.00                    10712.00
3/01                                                    11649.00                    11024.00                    10816.00
6/01                                                    12000.00                    11668.00                    10915.00

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
     (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Investors faced a challenging period in the first six months of 2001. As the U.S. economy slowed, many companies announced earnings disappointments, severely eroding investor confidence.

The Federal Reserve worked aggressively to stave off a recession by cutting interest rates six times in six months, but economic activity remained anemic. Manufacturing numbers reached their lowest levels since 1991. Labor markets lost their vigor as layoffs increased. The surge in business capital spending that had sustained the growth of technology and telecommunications stocks came to an abrupt halt. Many companies, especially those in the technology sector, reported dismal earnings for the first and second quarters. Together, these factors weighed heavily on the U.S. equity market. Stocks with the highest expected growth rates tended to suffer the most.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Blue Chip Growth Fund returned -17.46% for Class A shares and -17.85% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(1) large-cap growth fund, which returned -16.22% for the same period. All share classes also underperformed the S&P 500 Index,(2) which returned -6.70% for the six-month period.

The Fund's relative performance was primarily due to its overweighted position in the technology sector, which suffered a sharp inventory correction during the first half of the year. On the other hand, the portfolio's overweighted positions in media, financial, and health care stocks contributed positively to the Fund's performance.

In difficult times, it is important to remember the basic tenet of investing in large-cap growth stocks--buy when the news is negative; sell when the news is positive and prices are high. By strictly adhering to our growth-at-a-reasonable-price investment philosophy through every market environment, the Fund has continued to be a strong performer over the longer term.

STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the semiannual period spanned a wide array of economic sectors:(3)

- Microsoft (+68%) rose as investors were attracted by the software giant's high profit margins and the relative stability of its markets. We added to the portfolio's position in Microsoft early in the year, which had a positive impact on the Fund's performance.


-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.
(3) Unless otherwise indicated, returns reflect the performance for the six-month period ending 6/30/01.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

[BAR GRAPH]

Class A

Period end                                                                   Total Return %
----------                                                                   --------------
12/98                                                                            16.40%
12/99                                                                            41.75%
12/00                                                                            -9.89%
6/01                                                                            -17.46%

Classes B & C

Period end
----------
12/98                                                                            16.00%
12/99                                                                            40.78%
12/00                                                                           -10.55%
6/01                                                                            -17.85%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on Page 9 for more information on performance.

- Dell Computer (+50%) performed well as investors became hopeful that the personal-computer market had reached its low point and was poised for recovery.

- Clear Channel Communications (+29%), the Texas-based radio and outdoor advertising company, benefited from a rotation out of communications-technology stocks and into media stocks in anticipation of an improving advertising market in 2002. We added to the Fund's position in this stock during the first quarter of 2001.

- Tiffany (+15%) rose on healthy consumer spending and anticipation that an economic rebound could prompt stronger sales in the second half of the year.

- McGraw-Hill (+13%), which provides learning materials and solutions to the educational and professional markets, benefited from a market rotation out of higher-priced stocks with low earnings visibility and into more moderately priced stocks with more-predictable earnings growth.

During the first half of 2001, the worst-performing stocks in the Fund were those hit hard by the slowdown in spending on technology equipment. These stocks included networking-equipment companies Nortel Networks, Corning, and Tellabs. Each company faced lower earnings expectations as an unexpected drop in demand convinced investors that telecommunications infrastructure had been overbuilt in recent years.

STRATEGIC POSITIONING

We also made several strategic shifts within the Fund's technology, media, health care, and financial holdings during the semiannual period. In addition to the significant purchases already mentioned, we added to the Fund's holdings in Viacom and AOL Time Warner during the reporting period and built new positions in Cablevision and American Home Products.

During the reporting period, we reduced the Fund's positions in Eli Lilly, Baxter, Merck, and Mellon Financial. We sold the Fund's entire position in Emerson Electric, as we felt the assets could be put to better use elsewhere.

LOOKING AHEAD

We expect to see some improvement in the U.S. economy late this year or early in 2002, as the effects of the Federal Reserve's interest-rate cuts begin to take hold. The $300 to $600 tax rebates many Americans are scheduled to receive in the coming months should also put consumers in a better mood and provide the initial spark for a consumer-led recovery. Lower energy prices may also help. Corporate capital spending may lag until excess inventories are worked off, but we expect that capital spending will also rebound once the economy regains momentum.

If our economic outlook is correct, we expect the U.S. equity market will show signs of recovery in the second half of this year. Usually, the equity market anticipates the economic and corporate earnings recovery, and stocks regain ground before the fundamentals actually improve. Given this view, we slightly reduced the Fund's overweighted positions in the media, technology, financial, and health care sectors over the last six months but intend to remain overweighted in each.

We believe that advertising demand in 2002 will increase if the economy begins to rebound. The Olympics and political spending may also improve advertising revenues. In the technology sector, we believe that current earnings are cyclically depressed and that many of the Fund's holdings are likely to benefit from easier earnings comparisons in 2002. The technology revolution has paused, but it is certainly not over.

We have confidence in the companies represented in the Fund's portfolio. Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                    SINCE INCEPTION
                       1 YEAR       THROUGH 6/30/01
    Class A            -30.94%           6.86%
    Class B            -31.51%           6.09%
    Class C            -31.51%           6.09%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                  SINCE INCEPTION
                      1 YEAR      THROUGH 6/30/01
    Class A           -34.74%          4.92%
    Class B           -34.93%          5.51%
    Class C           -32.19%          6.09%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 6/30/01
    Class A         418 out of       128 out of
                    785 funds        477 funds
    Class B         433 out of       167 out of
                    785 funds        477 funds
    Class C         433 out of       173 out of
                    785 funds        505 funds
    Average Lipper
    large-cap
    growth fund     -30.71%          4.24%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $11.91      $0.0000      $0.0000
    Class B     $11.64      $0.0000      $0.0000
    Class C     $11.64      $0.0000      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.

MainStay Blue Chip Growth Fund


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (99.8%)+

BANKS (12.7%)
Mellon Financial Corp. ........    457,600       $ 21,049,600
Northern Trust Corp. ..........    154,600          9,662,500
State Street Corp. ............    445,000         22,023,050
                                                 ------------
                                                   52,735,150
                                                 ------------
BROADCAST/MEDIA (7.7%)
Cablevision Systems
 Corp.--Rainbow Media Group
 Class A (a)...................    107,500          6,288,750
Clear Channel Communications,
 Inc. (a)......................    313,700         19,668,990
Comcast Corp. Special Class A
 (a)...........................    140,000          6,076,000
                                                 ------------
                                                   32,033,740
                                                 ------------
COMMUNICATIONS--EQUIPMENT (10.2%)
Cisco Systems, Inc. (a)........    319,600          5,816,720
Corning Inc. ..................    250,000          4,177,500
General Motors Corp. Class H
 (a)...........................    320,000          6,480,000
Nokia Corp. ADR (b)............    215,000          4,738,600
Nortel Networks Corp. .........    355,000          3,226,950
QUALCOMM Inc. (a)..............    155,000          9,064,400
Tellabs, Inc. (a)..............    465,000          9,011,700
                                                 ------------
                                                   42,515,870
                                                 ------------
COMPUTER SOFTWARE & SERVICES (3.2%)
Automatic Data Processing,
 Inc. .........................    170,400          8,468,880
Microsoft Corp. (a)............     65,000          4,745,000
                                                 ------------
                                                   13,213,880
                                                 ------------
COMPUTER SYSTEMS (4.0%)
Dell Computer Corp. (a)........    241,200          6,307,380
EMC Corp. (a)..................    214,200          6,222,510
Sun Microsystems, Inc. (a).....    248,000          3,898,560
                                                 ------------
                                                   16,428,450
                                                 ------------
ELECTRONICS--SEMICONDUCTORS (10.0%)
Agere Systems Inc. Class A
 (a)...........................     83,200            624,000
Analog Devices, Inc. (a).......    250,000         10,812,500
Intel Corp. ...................    338,000          9,886,500
Motorola, Inc. ................    582,000          9,637,920
Texas Instruments, Inc. .......    330,000         10,395,000
                                                 ------------
                                                   41,355,920
                                                 ------------
ENTERTAINMENT (10.9%)
AOL Time Warner, Inc. (a)......    479,500         25,413,500
Viacom, Inc. Class B (a).......    383,728         19,857,924
                                                 ------------
                                                   45,271,424
                                                 ------------
FINANCE (1.5%)
Stilwell Financial, Inc. ......    181,000          6,074,360
                                                 ------------


                                   SHARES           VALUE
                                 ----------------------------
HEALTH CARE--DRUGS (9.8%)
Lilly (Eli) & Co. .............     76,000       $  5,624,000
Merck & Co., Inc. .............     63,600          4,064,676
Pfizer Inc. ...................    546,250         21,877,313
Schering-Plough Corp. .........    250,000          9,060,000
                                                 ------------
                                                   40,625,989
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (1.4%)
Baxter International Inc. .....    117,400          5,752,600
                                                 ------------

HEALTH CARE--MISCELLANEOUS (4.5%)
American Home Products
 Corp. ........................     85,000          4,967,400
Amgen Inc. (a).................     67,500          4,095,900
Johnson & Johnson..............    191,000          9,550,000
                                                 ------------
                                                   18,613,300
                                                 ------------
INSURANCE (3.9%)
Marsh & McLennan Cos., Inc. ...    162,000         16,362,000
                                                 ------------

INVESTMENT BANK/BROKERAGE (4.7%)
Goldman Sachs Group, Inc.
 (The).........................     71,000          6,091,800
Merrill Lynch & Co., Inc. .....    130,400          7,726,200
Schwab (Charles) Corp. (The)...    361,000          5,523,300
                                                 ------------
                                                   19,341,300
                                                 ------------
PUBLISHING (4.2%)
Dow Jones & Co., Inc. .........     85,000          5,075,350
McGraw-Hill Cos., Inc. (The)...    116,900          7,732,935
New York Times Co. (The) Class
 A.............................    114,000          4,788,000
                                                 ------------
                                                   17,596,285
                                                 ------------
RETAIL (5.0%)
Home Depot, Inc. (The).........    271,250         12,626,687
Tiffany & Co. .................    222,000          8,040,840
                                                 ------------
                                                   20,667,527
                                                 ------------
SPECIALIZED SERVICES (3.4%)
Interpublic Group of Cos., Inc.
 (The).........................    253,600          7,443,160
Omnicom Group Inc. ............     76,000          6,536,000
                                                 ------------
                                                   13,979,160
                                                 ------------
TELECOMMUNICATIONS (0.8%)
Vodafone Group PLC ADR (b).....    160,000          3,576,000
                                                 ------------

TELEPHONE (1.9%)
Qwest Communications
 International Inc. (a)........    250,864          7,995,036
                                                 ------------
Total Common Stocks
 (Cost $484,666,218)...........                   414,137,991
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited


                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENT (1.2%)

REPURCHASE AGREEMENT (1.2%)
State Street Bank and Trust
 Company,
 3.96%, due 7/02/01, with a
 maturity value of $5,020,656
 (Collateralized by $4,985,000
 U.S. Treasury Note, 4.75%,
 due 1/31/03, market
 value--$5,123,743)............  $5,019,000      $  5,019,000
                                                 ------------
Total Short-Term Investment
 (Cost $5,019,000).............                     5,019,000
                                                 ------------
Total Investments
 (Cost $489,685,218) (c).......      101.0%       419,156,991(d)
Liabilities in Excess of Cash
 and Other Assets..............       (1.0)        (4,106,705)
                                 ----------      ------------
Net Assets.....................      100.0%      $415,050,286
                                 ==========      ============

-------

(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $489,796,211.
(d)  At June 30 2001, net unrealized depreciation was
     $70,639,220, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $41,954,067 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $112,593,287.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $489,685,218).............................................       $419,156,991
Receivables:
  Investment securities sold................................          4,991,252
  Fund shares sold..........................................            527,456
  Dividends and interest....................................            213,295
Unamortized organization expense............................             25,988
                                                                   ------------
        Total assets........................................        424,914,982
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          8,365,059
  Transfer agent............................................            383,578
  Fund shares redeemed......................................            365,170
  Manager...................................................            346,398
  NYLIFE Distributors.......................................            282,708
  Custodian.................................................             18,001
  Trustees..................................................              4,350
Accrued expenses............................................             99,432
                                                                   ------------
        Total liabilities...................................          9,864,696
                                                                   ------------
Net assets..................................................       $415,050,286
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     79,311
  Class B...................................................            258,407
  Class C...................................................             16,979
Additional paid-in capital..................................        507,209,392
Accumulated net investment loss.............................         (3,783,193)
Accumulated net realized loss on investments................        (18,202,383)
Net unrealized depreciation on investments..................        (70,528,227)
                                                                   ------------
Net assets..................................................       $415,050,286
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 94,468,226
                                                                   ============
Shares of beneficial interest outstanding...................          7,931,137
                                                                   ============
Net asset value per share outstanding.......................       $      11.91
Maximum sales charge (5.50% of offering price)..............               0.69
                                                                   ------------
Maximum offering price per share outstanding................       $      12.60
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $300,815,778
                                                                   ============
Shares of beneficial interest outstanding...................         25,840,680
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.64
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 19,766,282
                                                                   ============
Shares of beneficial interest outstanding...................          1,697,867
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.64
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,510,688
  Interest..................................................        46,136
                                                              ------------
    Total income............................................     1,556,824
                                                              ------------
Expenses:
  Manager...................................................     2,246,393
  Distribution--Class B.....................................     1,226,826
  Distribution--Class C.....................................        76,293
  Transfer agent............................................     1,007,110
  Service--Class A..........................................       127,225
  Service--Class B..........................................       408,942
  Service--Class C..........................................        25,431
  Shareholder communication.................................        61,982
  Recordkeeping.............................................        35,615
  Custodian.................................................        30,929
  Registration..............................................        29,736
  Professional..............................................        27,712
  Trustees..................................................         7,454
  Amortization of organization expense......................         6,664
  Miscellaneous.............................................        21,705
                                                              ------------
    Total expenses..........................................     5,340,017
                                                              ------------
Net investment loss.........................................    (3,783,193)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (7,294,359)
Net change in unrealized appreciation on investments........   (80,344,118)
                                                              ------------
Net realized and unrealized loss on investments.............   (87,638,477)
                                                              ------------
Net decrease in net assets resulting from operations........  $(91,421,670)
                                                              ============


-------
(a)  Dividends recorded net of foreign withholding taxes of $11,459.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2001*        2000
                                                              ---------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (3,783,193)    $ (6,948,674)
  Net realized gain (loss) on investments...................     (7,294,359)       3,707,171
  Net change in unrealized appreciation on investments......    (80,344,118)     (64,370,823)
                                                               ------------     ------------
  Net decrease in net assets resulting from operations......    (91,421,670)     (67,612,326)
                                                               ------------     ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --       (3,022,497)
    Class B.................................................             --      (10,001,484)
    Class C.................................................             --         (579,207)
  In excess of net realized gain on investments:
    Class A.................................................             --         (385,762)
    Class B.................................................             --       (1,276,384)
    Class C.................................................             --          (73,958)
                                                               ------------     ------------
        Total distributions to shareholders.................             --      (15,339,292)
                                                               ------------     ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     16,322,866       89,372,332
    Class B.................................................     34,458,938      261,906,704
    Class C.................................................      4,374,757       20,901,258
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --        3,169,806
    Class B.................................................             --       10,834,995
    Class C.................................................             --          468,887
                                                               ------------     ------------
                                                                 55,156,561      386,653,982
  Cost of shares redeemed:
    Class A.................................................    (15,619,842)     (26,757,986)
    Class B.................................................    (40,342,763)     (60,780,204)
    Class C.................................................     (2,125,996)      (3,123,610)
                                                               ------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (2,932,040)     295,992,182
                                                               ------------     ------------
      Net increase (decrease) in net assets.................    (94,353,710)     213,040,564
NET ASSETS:
Beginning of period.........................................    509,403,996      296,363,432
                                                               ------------     ------------
End of period...............................................   $415,050,286     $509,403,996
                                                               ============     ============
Accumulated net investment loss at end of period............   $ (3,783,193)    $         --
                                                               ============     ============

-------
*  Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                            Class A
                                                               -----------------------------------------------------------------
                                                               Six months                                             June 1*
                                                                  ended          Year ended        Year ended         through
                                                                June 30,        December 31,      December 31,      December 31,
                                                                  2001+             2000              1999              1998
                                                               -----------      ------------      ------------      ------------
Net asset value at beginning of period...................       $  14.43          $  16.50          $  11.64          $  10.00
                                                                --------          --------          --------          --------
Net investment loss (a)..................................          (0.07)            (0.14)            (0.13)            (0.07)
Net realized and unrealized gain (loss) on investments...          (2.45)            (1.49)             4.99              1.71
                                                                --------          --------          --------          --------
Total from investment operations.........................          (2.52)            (1.63)             4.86              1.64
                                                                --------          --------          --------          --------
Less distributions to shareholders:
 From net realized gain on investments...................             --             (0.39)               --                --
 In excess of net realized gain on investments...........             --             (0.05)               --                --
                                                                --------          --------          --------          --------
Total distributions to shareholders......................             --             (0.44)               --                --
                                                                --------          --------          --------          --------
Net asset value at end of period.........................       $  11.91          $  14.43          $  16.50          $  11.64
                                                                ========          ========          ========          ========
Total investment return (b)..............................         (17.46%)           (9.89%)           41.75%            16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss...................................          (1.10%)++         (0.87%)           (1.02%)           (1.66%)++
   Expenses..............................................           1.79%++           1.66%             1.76%             2.34%++
Portfolio turnover rate..................................             13%               46%               43%               21%
Net assets at end of period (in 000's)...................       $ 94,468          $114,088          $ 66,326          $ 19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                     Class C
    --------------------------------------------------------   ---------------------------------------------------------
    Six months                                    June 1*      Six months                                  September 1**
       ended       Year ended     Year ended      through         ended       Year ended     Year ended       through
     June 30,     December 31,   December 31,   December 31,    June 30,     December 31,   December 31,   December 31,
       2001+          2000           1999           1998          2001+          2000           1999           1998
    -----------   ------------   ------------   ------------   -----------   ------------   ------------   -------------
     $  14.17       $  16.33       $  11.60       $  10.00      $  14.17       $  16.33       $  11.60        $  8.60
     --------       --------       --------       --------      --------       --------       --------        -------
        (0.12)         (0.26)         (0.23)         (0.10)        (0.12)         (0.26)         (0.23)         (0.06)
        (2.41)         (1.46)          4.96           1.70         (2.41)         (1.46)          4.96           3.06
     --------       --------       --------       --------      --------       --------       --------        -------
        (2.53)         (1.72)          4.73           1.60         (2.53)         (1.72)          4.73           3.00
     --------       --------       --------       --------      --------       --------       --------        -------
           --          (0.39)            --             --            --          (0.39)            --             --
           --          (0.05)            --             --            --          (0.05)            --             --
     --------       --------       --------       --------      --------       --------       --------        -------
           --          (0.44)            --             --            --          (0.44)            --             --
     --------       --------       --------       --------      --------       --------       --------        -------
     $  11.64       $  14.17       $  16.33       $  11.60      $  11.64       $  14.17       $  16.33        $ 11.60
     ========       ========       ========       ========      ========       ========       ========        =======
       (17.85%)       (10.55%)        40.78%         16.00%       (17.85%)       (10.55%)        40.78%         34.88%
        (1.85%)++      (1.62%)        (1.77%)        (2.41%)++     (1.85%)++      (1.62%)        (1.77%)        (2.41%)++
         2.54%++        2.41%          2.51%          3.09%++       2.54%++        2.41%          2.51%          3.09%++
           13%            46%            43%            21%           13%            46%            43%            21%
     $300,816       $373,652       $222,904       $ 38,478      $ 19,766       $ 21,664       $  7,133        $   120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements unaudited

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may

MainStay Blue Chip Growth Fund

differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $2,246,393.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $10,466 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,903, $284,369 and $5,454, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001, amounted to $1,007,110.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead

MainStay Blue Chip Growth Fund

Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $11,044,365, which represents 11.7% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $4,708 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $35,615 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $10,797,031 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $58,147 and $63,374, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     SIX MONTHS ENDED                 YEAR ENDED
                                                      JUNE 30, 2001*               DECEMBER 31, 2000
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   1,251     2,709      341      5,292    15,641     1,249
Shares issued in reinvestment of
  distributions...............................      --        --       --        217       757        33
                                                ------     -----     ----     ------    ------     -----
                                                 1,251     2,709      341      5,509    16,398     1,282
Shares redeemed...............................  (1,224)   (3,246)    (172)    (1,625)   (3,673)     (190)
                                                ------     -----     ----     ------    ------     -----
Net increase (decrease).......................      27      (537)     169      3,884    12,725     1,092
                                                ======     =====     ====     ======    ======     =====

-------

*   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT

Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSBC10-08/01

[RECYCLE LOGO]                                                   18

                                                          [MAINSTAY FUNDS LOGO]
 MainStay(R)

 Blue Chip Growth Fund

 SEMIANNUAL REPORT

 UNAUDITED

 JUNE 30, 2001

 [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Lipper Equity Income Fund Index,
                                                              Russell 1000 Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

                                                                               3
                                                                               -

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Equity
Income Fund versus Lipper Equity Income
Fund Index, Russell 1000 Value Index,
and Inflation

CLASS A SHARES Total Returns: 1 Year 15.59%, Since Inception 16.16%

                                  [LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX+           INFLATION (CPI)++
                                          ---------------       ------------------     ------------------     -----------------
6/1/98                                          9450                  10000                  10000                  10000
6/98                                            9478                  10081                  10128                  10006
9/98                                            9057                   9081                   8955                  10043
12/98                                           9829                  10282                  10442                  10098
3/99                                           10528                  10292                  10591                  10135
6/99                                           12520                  11211                  11786                  10209
9/99                                           11844                  10295                  10631                  10313
12/99                                          12296                  10713                  11208                  10368
3/00                                           12717                  10626                  11262                  10516
6/00                                           12980                  10474                  10734                  10583
9/00                                           14342                  11128                  11577                  10657
12/00                                          15099                  11511                  11994                  10712
3/01                                           15177                  10809                  11291                  10816
6/01                                           15876                  11281                  11842                  10915

CLASS B SHARES Total Returns: 1 Year 16.37%, Since Inception 16.94%

                                  [LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX+           INFLATION (CPI)++
                                          ---------------       ------------------     ------------------     -----------------
6/1/98                                         10000                  10000                  10000                  10000
6/98                                           10030                  10081                  10128                  10006
9/98                                            9558                   9081                   8955                  10043
12/98                                          10356                  10282                  10442                  10098
3/99                                           11076                  10292                  10591                  10135
6/99                                           13146                  11211                  11786                  10209
9/99                                           12406                  10295                  10631                  10313
12/99                                          12857                  10713                  11208                  10368
3/00                                           13266                  10626                  11262                  10516
6/00                                           13516                  10474                  10734                  10583
9/00                                           14914                  11128                  11577                  10657
12/00                                          15663                  11511                  11994                  10712
3/01                                           15718                  10809                  11291                  10816
6/01                                           16205                  11281                  11842                  10915

CLASS C SHARES Total Returns: 1 Year 20.37%, Since Inception 17.41%

                                  [LINE GRAPH]

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX+           INFLATION (CPI)++
                                          ---------------       ------------------     ------------------     -----------------
6/1/98                                         10000                  10000                  10000                  10000
6/98                                           10030                  10081                  10128                  10006
9/98                                            9558                   9081                   8955                  10043
12/98                                          10356                  10282                  10442                  10098
3/99                                           11076                  10292                  10591                  10135
6/99                                           13146                  11211                  11786                  10209
9/99                                           12406                  10295                  10631                  10313
12/99                                          12857                  10713                  11208                  10368
3/00                                           13266                  10626                  11262                  10516
6/00                                           13516                  10474                  10734                  10583
9/00                                           14914                  11128                  11577                  10657
12/00                                          15663                  11511                  11994                  10712
3/01                                           15718                  10809                  11291                  10816
6/01                                           16405                  11281                  11842                  10915

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lipper Equity Income Fund Index is an unmanaged equally weighted index of the thirty largest funds in the Lipper equity income fund universe. Lipper Inc. is an independent monitor of mutual fund performance. Results reflect total returns with capital gains and dividends reinvested and do not reflect any deduction of sales charges. An investment cannot be made directly into an index.

(+) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.



                                                                               5
                                                                               -

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.


(2) See footnote on page 5 for more information about the Russell 1000(R) Value Index and the Lipper Equity Income Fund Index.

Portfolio Management Discussion and Analysis

The U.S. equity market struggled to find direction in the first half of 2001. On the one hand, many investors were encouraged by aggressive moves by the Federal Reserve to ease interest rates. On the other hand, the markets were clearly troubled by a meaningful deterioration in the outlook for corporate profitability. With the U.S. economy experiencing a near-record deceleration in growth and with the full impact of interest-rate reductions yet to be felt in the market, most major stock indices declined over the first six months of 2001.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Equity Income Fund returned 5.15% for Class A shares and 4.74% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -2.05% return of the average Lipper(1) equity income fund over the same period. All share classes also out-performed the -1.26% return of the Russell 1000()(R) Value Index and the -2.00% return of the Lipper Equity Income Fund Index(2) for the first six months of 2001.

The Fund's success relative to its peers was largely due to our strict adherence to a well-defined investment process, which carefully analyzes company fundamentals and focuses on catalysts with the potential to improve price performance.

MANAGEMENT DECISIONS

In the first six months of 2001, the Fund shifted its sector orientation as previous purchases met with success. Over the previous two years, we had identified a number of energy and utility stocks we believed were undervalued, given their earnings growth, discount to private-market value, high dividend yields, share-repurchase activity, substantial insider ownership, and restructuring plans. From January through June, many market participants came to embrace our analysis of these holdings and we sold many energy and utility stocks when they met or exceeded our price targets.

As of June 30, 2001, the Fund had reduced its commitment to energy and utility stocks to a below-market level. Even so, we were able to sell at favorable prices, as we saw the fundamental backdrop for the group begin to deteriorate. As the Federal Reserve revealed its commitment to lower interest rates, we increased the Fund's financial holdings, since we believe they are likely to benefit from the Fed's action. During the reporting period, we favored the insurance sector over more credit-dependent financial firms.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                  [BAR GRAPH]

                                               12/98                  12/99                  12/00                   6/01
                                               -----                  -----                  -----                   ----
Class A                                         4.01                  25.11                  22.79                   5.15
Class B & Class C                               3.56                  24.16                  21.83                   4.74

STRONG AND WEAK PERFORMERS

In the energy sector, two of the Fund's strong performers were Tosco and Sunoco. Tosco benefited by agreeing to be acquired by Phillips Petroleum in a stock transaction. Once investors understood the deal, Tosco's stock price rose substantially, making a major positive contribution to the Fund's performance.

Sunoco's refining margins were improving, its valuation was low, the stock had a high dividend yield, and the company was in the process of repurchasing shares. This combination attracted investors and benefited the Fund's performance.

In the retail sector, Sears, Roebuck benefited from lower interest rates, positive management changes, and a share-repurchase program, helping the stock make a positive contribution to the Fund's performance.

PMI Group, a low-cost mortgage insurer, advanced on strong earnings growth and lower interest rates, with a positive impact on Fund results. TRICON Global Restaurants is a fast-food operator that showed improving earnings during the first half of the year and drew visibility by restructuring its business process. The result was a higher stock price that contributed positively to the Fund's performance.

Unfortunately, not all of the Fund's holdings showed gains. Motorola suffered as the telecommunications-equipment and semiconductor industries lost ground. The stock was one of the Fund's weakest holdings over the six-month reporting period. Among the Fund's health care holdings, Bausch & Lomb continued to miss earnings targets throughout the first half of 2001. Nevertheless, we remain committed to the stock, believing that the company's depressed valuations,



                                                                               7
                                                                               -
strong cash flow, and soon-to-be-announced restructuring plan may prompt a recovery. The Fund sold its position in ConAgra Foods after the company's restructuring program failed to meet our expectations. The stock detracted from the Fund's performance, but we believe the sale was prudent.

LOOKING AHEAD

Our intermediate-term outlook for U.S. equities remains optimistic, especially in the value sectors in which the Fund is concentrated. Over the shorter term, however, we intend to be somewhat defensive until we see a more stable world economy or more compelling equity valuations. While continued central-bank easing may help the global economy, we see high corporate and consumer debt as potential challenges to a swift recovery.

We believe our investment process is well adapted to the current market and will continue to focus on undervalued stocks with strong catalysts for improvement. Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Michael C. Sheridan
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/01
    Class A                   22.31%               18.31%
    Class B                   21.37%               17.41%
    Class C                   21.37%               17.41%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/01
    Class A                   15.59%               16.16%
    Class B                   16.37%               16.94%
    Class C                   20.37%               17.41%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                               SINCE INCEPTION
                              1 YEAR           THROUGH 6/30/01
    Class A             14 out of 202 funds  1 out of 170 funds
    Class B             16 out of 202 funds  2 out of 170 funds
    Class C             16 out of 202 funds  2 out of 176 funds
    Average Lipper
    equity income fund         7.11%                3.67%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $13.74      $0.0746      $0.0000
    Class B     $13.68      $0.0291      $0.0000
    Class C     $13.68      $0.0291      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.



                                                                               9
                                                                               -

MainStay Equity Income Fund

                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (89.6%)+

AIRLINES (0.6%)
Delta Air Lines, Inc. ..........       8,600       $    379,088
UAL Corp. ......................      12,100            425,315
                                                   ------------
                                                        804,403
                                                   ------------
AUTO PARTS & EQUIPMENT (1.6%)
Goodyear Tire & Rubber Co. .....      68,200          1,909,600
                                                   ------------
BANKS (6.9%)
BB&T Corp. .....................      39,497          1,449,540
Comerica Inc. ..................      10,050            578,880
Golden West Financial Corp. ....       8,900            571,736
KeyCorp.........................      20,450            532,723
M&T Bank Corp. .................      19,630          1,482,065
National City Corp. ............      20,600            634,068
PNC Financial Services Group,
 Inc. ..........................      25,300          1,664,487
SunTrust Banks, Inc. ...........      23,155          1,499,981
                                                   ------------
                                                      8,413,480
                                                   ------------
CHEMICALS (5.3%)
Air Products and Chemicals,
 Inc. ..........................      29,100          1,331,325
Arch Chemicals, Inc. ...........      43,800            956,154
Crompton Corp. .................     188,300          2,052,470
Solutia Inc. ...................     164,500          2,097,375
                                                   ------------
                                                      6,437,324
                                                   ------------
COMMUNICATIONS--EQUIPMENT (0.9%)
Tellabs, Inc. (a) ..............      54,700          1,060,086
                                                   ------------

COMPUTER SOFTWARE & SERVICES (0.6%)
Computer Sciences Corp. ........      20,900            723,140
                                                   ------------
COMPUTER SYSTEMS (1.5%)
Gateway, Inc. (a) ..............     112,400          1,848,980
                                                   ------------

CONGLOMERATES (1.8%)
Textron Inc. ...................      40,200          2,212,608
                                                   ------------

CONSUMER PRODUCTS (0.7%)
Energizer Holdings, Inc.........      39,333            902,692
                                                   ------------

ELECTRIC POWER COMPANIES (13.6%)
Allegheny Energy, Inc. .........      14,925            720,131
Constellation Energy Group,
 Inc. ..........................      11,500            489,900
DTE Energy Co. .................      26,200          1,216,728
---------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

                                    SHARES            VALUE
                                  -----------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
Edison International............      43,700       $    487,255
Entergy Corp. ..................      12,800            491,392
FirstEnergy Corp. ..............     187,700          6,036,432
Mirant Corp. (a)................      24,400            839,360
Niagara Mohawk Holdings, Inc.
 (a)............................      82,900          1,466,501
Orion Power Holdings, Inc.
 (a)............................      54,400          1,295,264
PG&E Corp. (a)..................     102,100          1,143,520
Public Service Enterprise Group
 Inc. ..........................      20,100            982,890
TXU Corp. ......................      29,300          1,411,967
                                                   ------------
                                                     16,581,340
                                                   ------------
ELECTRONICS--DEFENSE (0.6%)
Raytheon Co. ...................      27,400            727,470
                                                   ------------

FINANCE (2.3%)
American General Corp. .........      33,000          1,532,850
PMI Group, Inc. ................      17,700          1,286,082
                                                   ------------
                                                      2,818,932
                                                   ------------
FOOD (1.9%)
Heinz (H.J.) Co. ...............      19,600            801,444
Ralston Purina Group ...........      48,600          1,458,972
                                                   ------------
                                                      2,260,416
                                                   ------------
HEALTH CARE--MEDICAL PRODUCTS (3.9%)
Bausch & Lomb Inc. .............      75,800          2,746,992
Becton, Dickinson & Co. ........      44,700          1,599,813
Boston Scientific Corp. (a).....      26,600            452,200
                                                   ------------
                                                      4,799,005
                                                   ------------
HEAVY DUTY TRUCKS (1.6%)
Cummins, Inc. ..................      22,600            874,620
Navistar International Corp.
 (a)............................      36,800          1,035,184
                                                   ------------
                                                      1,909,804
                                                   ------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. .....................      73,400          2,484,590
                                                   ------------

HOUSEWARES (1.8%)
Fortune Brands, Inc. ...........      56,600          2,171,176
                                                   ------------

INDEPENDENT POWER PRODUCERS (1.0%)
Reliant Resources, Inc. (a).....      48,500          1,197,950
                                                   ------------

INSURANCE (8.7%)
Aon Corp. ......................      22,850            799,750
Hartford Financial Services
 Group Inc. ....................      23,800          1,627,920
Lincoln National Corp. .........      36,500          1,888,875
MGIC Investment Corp. ..........       9,100            661,024
PartnerRe Ltd. .................      49,222          2,726,899
Phoenix Cos., Inc. (The) (a) ...     158,600          2,949,960
                                                   ------------
                                                     10,654,428
                                                   ------------

10
-

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (CONTINUED)
INVESTMENT BANKS/BROKERAGE (1.3%)
Lehman Brothers Holdings
 Inc. ..........................      20,900       $  1,624,975
                                                   ------------

LEISURE TIME (0.7%)
Callaway Golf Co. ..............      55,000            869,000
                                                   ------------
MACHINERY (0.7%)
Ingersoll-Rand Co. .............      20,300            836,360
                                                   ------------
MANUFACTURING (1.6%)
AGCO Corp. .....................      84,700            775,005
American Standard Cos., Inc.
 (a)............................      18,800          1,129,880
                                                   ------------
                                                      1,904,885
                                                   ------------
METALS (1.2%)
Phelps Dodge Corp. .............      36,100          1,498,150
                                                   ------------

OFFICE EQUIPMENT & SUPPLIES (1.1%)
Pitney Bowes Inc. ..............      32,800          1,381,536
                                                   ------------

OIL & GAS SERVICES (3.5%)
Burlington Resources Inc. ......      42,900          1,713,855
Unocal Corp. ...................      73,500          2,510,025
                                                   ------------
                                                      4,223,880
                                                   ------------
OIL--INTEGRATED DOMESTIC (0.9%)
Sunoco, Inc. ...................      18,500            677,655
Tosco Corp. ....................       8,800            387,640
                                                   ------------
                                                      1,065,295
                                                   ------------
PAPER & FOREST PRODUCTS (1.8%)
International Paper Co. ........      60,600          2,163,420
                                                   ------------

RAILROADS (1.3%)
Burlington Northern Santa Fe
 Corp. .........................      32,200            971,474
CSX Corp. ......................      16,400            594,336
                                                   ------------
                                                      1,565,810
                                                   ------------
REAL ESTATE INVESTMENT/MANAGEMENT (3.6%)
Developers Diversified Realty
 Corp. .........................      37,200            683,736
Health Care Property Investors,
 Inc. ..........................      28,900            994,160
Healthcare Realty Trust Inc. ...      41,600          1,094,080
Highwoods Properties, Inc. .....      25,700            684,905
Nationwide Health Properties,
 Inc. ..........................      43,400            876,680
                                                   ------------
                                                      4,333,561
                                                   ------------

                                    SHARES            VALUE
                                  -----------------------------
RESTAURANTS (2.5%)
TRICON Global Restaurants, Inc.
 (a)............................      68,200       $  2,993,980
                                                   ------------

RETAIL (9.8%)
Albertson's, Inc. ..............      21,500            644,785
Federated Department Stores,
 Inc. ..........................      50,800          2,159,000
Limited, Inc. ..................     138,500          2,288,020
Payless ShoeSource, Inc. (a)....      11,900            769,930
Sears, Roebuck and Co. .........     142,820          6,042,714
                                                   ------------
                                                     11,904,449
                                                   ------------
TELECOMMUNICATIONS (1.1%)
Sprint Group....................      65,000          1,388,400
                                                   ------------

TELEPHONE (0.6%)
ALLTEL Corp. ...................      11,800            722,868
                                                   ------------

TRANSPORTATION (0.6%)
FedEx Corp. (a).................      18,700            751,740
                                                   ------------
Total Common Stocks
 (Cost $104,692,128)............                    109,145,733
                                                   ------------

PREFERRED STOCKS (0.5%)

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.
 5.25%..........................       6,000            260,250
                                                   ------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.3%)
General Growth Properties, Inc.
 (b)
 7.25%, 7/15/08.................      16,000            410,400
                                                   ------------
Total Preferred Stocks
 (Cost $686,500)................                        670,650
                                                   ------------
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
LONG-TERM BONDS (0.4%)
CORPORATE BONDS (0.4%)

ELECTRIC POWER COMPANIES (0.4%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............  $  490,000            480,200
                                                   ------------
Total Long-Term Bonds
 (Cost $423,514)................                        480,200
                                                   ------------

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  -----------------------------
i
SHORT-TERM INVESTMENTS (11.6%)

COMMERCIAL PAPER (7.2%)
Chevron USA Corp.
 3.77%, due 7/2/01..............  $1,500,000       $  1,499,685
Deutsche Bank Financial Inc.
 3.92%, due 7/2/01..............   5,000,000          4,998,910
UBS Finance (Delaware) LLC
 4.14%, due 7/2/01..............   2,335,000          2,334,463
                                                   ------------
Total Commercial Paper
 (Cost $8,833,058)..............                      8,833,058
                                                   ------------
                                    SHARES
                                  -----------
I
INVESTMENT COMPANY (4.4%)
Merrill Lynch Premier
 Institutional Fund.............   5,291,734          5,291,734
                                                   ------------
Total Investment Company
 (Cost $5,291,734)..............                      5,291,734
                                                   ------------
Total Short-Term Investments
 (Cost $14,124,792).............                     14,124,792
                                                   ------------
Total Investments
 (Cost $119,926,934) (c)........       102.1%       124,421,375(d)
Liabilities in Excess of Cash
 and Other Assets...............        (2.1)        (2,540,311)
                                       -----          ---------
Net Assets......................       100.0%      $121,881,064
                                       -----          ---------
                                       -----          ---------

-------
(a) Non-income producing security.
(b) PIERS--Preferred Income Equity Redeemable Stock.
(c) The cost for federal income tax purposes is $120,319,204.
(d) At June 30, 2001 net unrealized appreciation was $4,102,171, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,892,224 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,790,053.

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $119,926,934).............................................       $124,421,375
Receivables:
  Investment securities sold................................          6,657,532
  Fund shares sold..........................................          1,268,098
  Dividends and interest....................................            207,385
Unamortized organization expense............................             25,961
                                                                   ------------
        Total assets........................................        132,580,351
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         10,198,548
  Fund shares redeemed......................................             77,493
  NYLIFE Distributors.......................................             69,314
  Manager...................................................             68,488
  Transfer agent............................................             54,529
  Custodian.................................................              7,354
  Trustees..................................................                622
Accrued expenses............................................             32,842
Dividend payable............................................            190,097
                                                                   ------------
        Total liabilities...................................         10,699,287
                                                                   ------------
Net assets..................................................       $121,881,064
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     30,443
  Class B...................................................             54,294
  Class C...................................................              4,211
Additional paid-in capital..................................        110,094,521
Accumulated undistributed net investment income.............              1,119
Accumulated undistributed net realized gain on
  investments...............................................          7,202,035
Net unrealized appreciation on investments..................          4,494,441
                                                                   ------------
Net assets..................................................       $121,881,064
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 41,818,102
                                                                   ============
Shares of beneficial interest outstanding...................          3,044,280
                                                                   ============
Net asset value per share outstanding.......................       $      13.74
Maximum sales charge (5.50% of offering price)..............               0.80
                                                                   ------------
Maximum offering price per share outstanding................       $      14.54
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 74,300,244
                                                                   ============
Shares of beneficial interest outstanding...................          5,429,431
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.68
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  5,762,718
                                                                   ============
Shares of beneficial interest outstanding...................            421,137
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.68
                                                                   ============

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 1,080,736
  Interest..................................................      259,381
                                                              -----------
    Total income............................................    1,340,117
                                                              -----------
Expenses:
  Manager...................................................      345,624
  Distribution--Class B.....................................      220,925
  Distribution--Class C.....................................       14,075
  Transfer agent............................................      168,179
  Service--Class A..........................................       45,104
  Service--Class B..........................................       73,641
  Service--Class C..........................................        4,692
  Registration..............................................       20,039
  Recordkeeping.............................................       17,535
  Professional..............................................       15,456
  Shareholder communication.................................       15,311
  Custodian.................................................        9,572
  Amortization of organization expense......................        6,653
  Trustees..................................................        1,416
  Miscellaneous.............................................       17,890
                                                              -----------
    Total expenses..........................................      976,112
                                                              -----------
Net investment income.......................................      364,005
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    8,818,311
Net change in unrealized appreciation on investments........   (4,462,588)
                                                              -----------
Net realized and unrealized gain on investments.............    4,355,723
                                                              -----------
Net increase in net assets resulting from operations........  $ 4,719,728
                                                              ===========

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    364,005    $   744,803
  Net realized gain on investments..........................      8,818,311      4,022,816
  Net change in unrealized appreciation on investments......     (4,462,588)     8,166,317
                                                               ------------    -----------
  Net increase in net assets resulting from operations......      4,719,728     12,933,936
                                                               ------------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (214,619)      (410,750)
    Class B.................................................       (141,056)      (334,850)
    Class C.................................................         (9,841)       (17,677)
  From net realized gain on investments:
    Class A.................................................             --     (2,309,976)
    Class B.................................................             --     (3,489,573)
    Class C.................................................             --       (192,400)
  In excess of net realized gain on investments:
    Class A.................................................             --       (196,379)
    Class B.................................................             --       (296,682)
    Class C.................................................             --        (16,352)
                                                               ------------    -----------
      Total dividends and distributions to shareholders.....       (365,516)    (7,264,639)
                                                               ------------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     10,895,108     12,618,762
    Class B.................................................     26,914,622     26,920,363
    Class C.................................................      3,242,202      1,926,021
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         61,740      2,654,011
    Class B.................................................         63,836      3,937,838
    Class C.................................................          3,718        198,696
                                                               ------------    -----------
                                                                 41,181,226     48,255,691
  Cost of shares redeemed:
    Class A.................................................     (3,548,475)    (3,497,180)
    Class B.................................................     (5,398,077)    (7,777,197)
    Class C.................................................       (465,313)      (284,403)
                                                               ------------    -----------
      Increase in net assets derived from capital share
       transactions.........................................     31,769,361     36,696,911
                                                               ------------    -----------
      Net increase in net assets............................     36,123,573     42,366,208
NET ASSETS:
Beginning of period.........................................     85,757,491     43,391,283
                                                               ------------    -----------
End of period...............................................   $121,881,064    $85,757,491
                                                               ============    ===========
Accumulated undistributed net investment income at end of
  period....................................................   $      1,119    $     2,630
                                                               ============    ===========

-------

 *   Unaudited.

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                        ----------------------------------------------------------------
                                                        Six months                                            June 1*
                                                          ended          Year ended        Year ended         through
                                                         June 30,       December 31,      December 31,      December 31,
                                                          2001+             2000              1999              1998
                                                        ----------      ------------      ------------      ------------
Net asset value at beginning of period............       $ 13.14          $ 11.81           $ 10.25           $ 10.00
                                                         -------          -------           -------           -------
Net investment income.............................          0.07             0.21              0.22              0.07
Net realized and unrealized gain on investments...          0.60             2.44              2.30              0.32
                                                         -------          -------           -------           -------
Total from investment operations..................          0.67             2.65              2.52              0.39
                                                         -------          -------           -------           -------
Less dividends and distributions:
From net investment income........................         (0.07)           (0.21)            (0.22)            (0.07)
From net realized gain on investments.............            --            (1.02)            (0.74)            (0.07)
In excess of net realized gain on investments.....            --            (0.09)               --                --
                                                         -------          -------           -------           -------
Total dividends and distributions.................         (0.07)           (1.32)            (0.96)            (0.14)
                                                         -------          -------           -------           -------
Net asset value at end of period..................       $ 13.74          $ 13.14           $ 11.81           $ 10.25
                                                         =======          =======           =======           =======
Total investment return (a).......................          5.15%           22.79%            25.11%             4.01%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income.........................          1.21%++          1.66%             1.94%             1.20%++
    Net expenses..................................          1.50%++          1.59%             1.65%             3.11%++
    Expenses (before reimbursement)...............          1.50%++          1.59%             1.82%             3.11%++
Portfolio turnover rate...........................            74%             148%              193%              270%
Net assets at end of period (in 000's)............       $41,818          $32,782           $18,764           $10,290

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                                      Class C
    -------------------------------------------------------      --------------------------------------------------------
    Six months                                   June 1*         Six months                                 September 1**
      ended       Year ended     Year ended      through           ended       Year ended     Year ended       through
     June 30,    December 31,   December 31,   December 31,       June 30,    December 31,   December 31,   December 31,
      2001+          2000           1999           1998            2001+          2000           1999           1998
    ----------   ------------   ------------   ------------      ----------   ------------   ------------   -------------
     $ 13.09       $ 11.78        $ 10.24         $10.00           $13.09        $11.78         $10.24         $ 9.06
     -------       -------        -------         ------           ------        ------         ------         ------
        0.03          0.12           0.15           0.04             0.03          0.12           0.15           0.04
        0.59          2.42           2.28           0.31             0.59          2.42           2.28           1.25
     -------       -------        -------         ------           ------        ------         ------         ------
        0.62          2.54           2.43           0.35             0.62          2.54           2.43           1.29
     -------       -------        -------         ------           ------        ------         ------         ------
      (0.03)        (0.12)          (0.15)         (0.04)          (0.03)        (0.12)          (0.15)         (0.04)
          --        (1.02)          (0.74)         (0.07)              --        (1.02)          (0.74)         (0.07)
          --        (0.09)             --             --               --        (0.09)             --             --
     -------       -------        -------         ------           ------        ------         ------         ------
      (0.03)        (1.23)          (0.89)         (0.11)          (0.03)        (1.23)          (0.89)         (0.11)
     -------       -------        -------         ------           ------        ------         ------         ------
     $ 13.68       $ 13.09        $ 11.78         $10.24           $13.68        $13.09         $11.78         $10.24
     =======       =======        =======         ======           ======        ======         ======         ======
        4.74%        21.83%         24.16%          3.56%            4.74%        21.83%         24.16%         14.30%
        0.46%++       0.91%          1.19%          0.45%++          0.46%++       0.91%          1.19%          0.45%++
        2.25%++       2.34%          2.40%          3.86%++          2.25%++       2.34%          2.40%          3.86%++
        2.25%++       2.34%          2.57%          3.86%++          2.25%++       2.34%          2.57%          3.86%++
        0.74%          148%           193%           270%            0.74%          148%           193%           270%
     $74,300       $50,172        $23,803         $4,166           $5,763        $2,803         $  824         $   --(b)

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

18
-

Notes to Financial Statements unaudited

appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered

                                                                              19
                                                                               -

MainStay Equity Income Fund

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001.) This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A,

20
-

Class B and Class C shares, respectively. For the six months ended June 30, 2001, the Manager earned $345,624. It was not necessary for the Manager to reimburse the Fund for expenses during the six months ended June 30, 2001.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $13,915 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $261, $39,508 and $889, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $168,179.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

                                                                              21
                                                                               -

MainStay Equity Income Fund

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $14,425,625, which represents 34.5% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,127 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $17,535 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $1,173,995 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $94,262 and $67,037, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                    JUNE 30, 2001*               DECEMBER 31, 2000
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................     810     1,999      242        983     2,139      151
Shares issued in reinvestment of dividends
  and distributions.........................       5         5       --(a)     207       308       15
                                               -----     -----      ---      -----     -----      ---
                                                 815     2,004      242      1,190     2,447      166
Shares redeemed.............................    (266)     (407)     (35)      (283)     (635)     (22)
                                               -----     -----      ---      -----     -----      ---
Net increase................................     549     1,597      207        907     1,812      144
                                               =====     =====      ===      =====     =====      ===

-------

 *   Unaudited.
(a)  Less than one thousand.

22
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                                                                              23
                                                                               -

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSEN10- 08/01
                                                    19

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Constrained Composite--Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           27

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay Global High Yield Fund versus J.P. Morgan EMBI Global Constrained Composite

CLASS A SHARES Total Returns: 1 Year 4.65%, Since Inception 3.00%

[LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
PERIOD-END                                                                  FUND                      CONSTRAINED COMPOSITE*
----------                                                       --------------------------          -----------------------
6/1/98                                                                   $  9550                            $ 10000
6/98                                                                        9273                               9757
9/98                                                                        7066                               7930
12/98                                                                       7986                               8929
3/99                                                                        8250                               9356
6/99                                                                        8429                               9660
9/99                                                                        8597                               9771
12/99                                                                       9435                              10675
3/00                                                                       10043                              11225
6/00                                                                        9996                              11245
9/00                                                                       10278                              11809
12/00                                                                      10313                              12029
3/01                                                                       10527                              12426
6/01                                                                       10954                              12973

CLASS B SHARES Total Returns: 1 Year 3.69%, Since Inception 3.08%

[LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
PERIOD-END                                                                  FUND                      CONSTRAINED COMPOSITE*
----------                                                       --------------------------          -----------------------
6/1/98                                                                   $ 10000                            $ 10000
6/98                                                                        9700                               9757
9/98                                                                        7369                               7930
12/98                                                                       8318                               8929
3/99                                                                        8588                               9356
6/99                                                                        8759                               9660
9/99                                                                        8884                               9771
12/99                                                                       9733                              10675
3/00                                                                       10345                              11225
6/00                                                                       10288                              11245
9/00                                                                       10548                              11809
12/00                                                                      10568                              12029
3/01                                                                       10767                              12426
6/01                                                                       10982                              12973

CLASS C SHARES Total Returns: 1 Year 7.69%, Since Inception 3.69%

[LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
PERIOD-END                                                                  FUND                      CONSTRAINED COMPOSITE*
----------                                                       --------------------------          -----------------------
6/1/98                                                                   $ 10000                            $ 10000
6/98                                                                        9700                               9757
9/98                                                                        7369                               7930
12/98                                                                       8318                               8929
3/99                                                                        8588                               9356
6/99                                                                        8759                               9660
9/99                                                                        8884                               9771
12/99                                                                       9733                              10675
3/00                                                                       10345                              11225
6/00                                                                       10288                              11245
9/00                                                                       10548                              11809
12/00                                                                      10568                              12029
3/01                                                                       10767                              12426
6/01                                                                       11182                              12973

-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The J.P. Morgan EMBI Global Constrained Composite is a uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Constrained Composite limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. An investment cannot be made directly into an index or this composite.

Portfolio Management Discussion and Analysis

During the first six months of 2001, a number of factors--both positive and negative--affected high-yield bond markets around the world. A global economic slowdown made it more difficult for many companies to meet their profit projections. At the same time, setbacks in technology-related sectors created challenging equity markets and contributed to increasing default rates among high-yield issuers.

Higher energy prices took a toll on many manufacturing companies, but helped issuers such as Venezuela and Russia, which earn foreign currency through oil and natural gas exports. Other nations, such as Brazil, have suffered from insufficient power as dry weather has reduced hydroelectric output.

To help manage the economic slowdown and prevent a domestic recession, the U.S. Federal Reserve has aggressively eased monetary policy. This had a positive impact on emerging-market issuers, especially Mexico, since the country is heavily dependent on U.S. economic activity. Although increasing global liquidity was helpful, it did not prevent small crises from developing, specifically in Argentina and Turkey. Argentina's long-standing recession continues, but the country's debt burden has been eased by trading short-term debt for longer-dated paper. Turkey's banking crisis and political turmoil continue to challenge the country's bond market. On the other hand, political events in Ecuador and Peru have had a positive impact on bond performance in those nations.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Global High Yield Fund returned 6.22% for Class A shares and 5.81% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 6.57% return of the average Lipper(1) emerging-markets debt fund over the same period. All share classes also underperformed the 7.85% return of the J.P. Morgan EMBI Global Constrained Composite(2) for the first six months of 2001.

The Fund's performance relative to its peers was largely the result of our overall portfolio positioning. We have sought to take advantage of rising oil and gas prices by adding to the Fund's positions in Russia, Venezuela, and Algeria. We later added Ecuador, when we felt confident that the government would implement the International Monetary Fund program and that progress was being made on a second oil pipeline. These steps could double Ecuador's oil exports and improve the country's ability to service its foreign debt. In Venezuela, we remain positive, but have reduced the Fund to a neutral weighting on concern over political rhetoric. We look forward to identifying specific opportunities in Venezuela over time.

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the J.P. Morgan EMBI Global Constrained Composite.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

[BAR GRAPH]

Class A
Period-end                                                  Total Return %
----------                                                  --------------
12/98                                                           -16.38%
12/99                                                            18.15%
12/00                                                             9.30%
 6/01                                                             6.22%

Class B & Class C
Period-end                                                  Total Return %
----------                                                  --------------
12/98                                                           -16.82%
12/99                                                            17.01%
12/00                                                             8.58%
 6/01                                                             5.81%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.

Peru's political turmoil initially had a negative impact on the Fund, but the Fund's overweighted position withstood the volatility that accompanied rumors about political candidate Toledo. When he won the election, Peruvian bonds more than recovered, and once the election opportunity had passed, we began actively looking for alternatives.

The Fund's worst-performing securities during the first six months of 2001 were both Asian credits. Fortunately, the Fund was able to sell all of its Indah Kiat bonds before the issuer, a paper and pulp company, defaulted in March. Unfortunately, the bonds had declined substantially prior to the sale and took a toll on the Fund's performance.

Although Astra International had to restructure its debt, we established a position for the Fund in the company's overseas-finance bonds, anticipating a creditor-friendly attitude, aggressive asset sales to satisfy debt-holders, and possible company improvements through an investor and management advisor in Singapore. In previous debt restructurings, Astra has treated bondholders well by extending maturities rather than asking for debt forgiveness. Finally, we believe that if the current president of Indonesia is replaced by the vice president, some of the nation's political instability may disappear.

The Fund's best-performing assets during the first half of 2001 have been in Russia. Solid performers include Russian Eurobonds, Soviet-era Russian debt (known as Min-Fins), and municipal debt of St. Petersburg, Yamel Nenets, and Nizhny Novgorod. Given our positive outlook for Russian debt, the Fund closed the reporting period with approximately 13% of its assets invested in Russian bonds.

The Fund cut back its overweighted position in Brazil as we saw the country's energy crisis beginning to take a toll. The Fund remains underweighted in countries experiencing special difficulties, such as Argentina and Turkey, but maintains positions there.

LOOKING AHEAD

As we look to the second half of 2001, we continue to emphasize government debt and have committed between 5% and 10% of the Fund's portfolio to corporate obligations. While corporate debt may be more volatile at times, we believe it may also offer attractive performance opportunities.

Although we remain bullish on oil producers, we will continue to monitor oil prices and will seek to adjust the portfolio if we see signs of weakness emerging. If Argentina and Turkey can generate growth and clean up their domestic difficulties, they could help emerging-market bonds rise across the board. We believe that even if a degree of uncertainty remains, the higher yields of Argentinean and Turkish bonds may help protect the Fund. Either way, we see more upside potential than downside risk in our underweighted positions in these nations.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the first six months of 2001, the Fund's dividend remained stable. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/01
    Class A                      9.59%                   4.55%
    Class B                      8.69%                   3.69%
    Class C                      8.69%                   3.69%

   FUND RETURNS (WITH SALES CHARGES)*

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/01
    Class A                      4.65%                   3.00%
    Class B                      3.69%                   3.08%
    Class C                      7.69%                   3.69%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                1 YEAR    SINCE INCEPTION THROUGH 6/30/01
    Class A                    38 out of             26 out of
                               51 funds               46 funds
    Class B                    40 out of             29 out of
                               51 funds               46 funds
    Class C                    40 out of             35 out of
                               51 funds               47 funds
    Average Lipper emerging-
    markets debt fund           10.21%                 4.11%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $8.61       $0.3972      $0.0000
    Class B     $8.58       $0.3624      $0.0000
    Class C     $8.58       $0.3624      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.

MainStay Global High Yield Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LONG-TERM BONDS (96.8%)+
BRADY BONDS (12.6%)

BRAZIL (5.5%)
Republic of Brazil
 Series 30 year
 6.00%, due 4/15/24.............  $ 150,000       $    99,000
 Series 20 year
 8.00%, due 4/15/14 (c).........  1,015,913           749,236
                                                  -----------
                                                      848,236
                                                  -----------
BULGARIA (4.1%)
Republic of Bulgaria
 Series A
 6.3125%, due 7/28/24 (b).......    600,000           472,500
 Series PDI
 6.3125%, due 7/28/11 (b).......    200,000           157,000
                                                  -----------
                                                      629,500
                                                  -----------
PERU (3.0%)
Republic of Peru
 Series 20 year
 4.00%, due 3/7/17 (d)..........    750,000           466,875
                                                  -----------
Total Brady Bonds
 (Cost $1,931,021)..............                    1,944,611
                                                  -----------
CORPORATE BONDS (11.4%)

BRAZIL (3.2%)
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08...........    224,000           189,359
RBS Participacoes S.A.
 Series REGS
 11.00%, due 4/1/07.............    200,000           163,858
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07...........    180,000           137,982
                                                  -----------
                                                      491,199
                                                  -----------
MALAYSIA (2.7%)
Petroliam Nasional Berhad
 Series REGS
 7.625%, due 10/15/26...........    300,000           272,536
 Series REGS
 7.75%, due 8/15/15.............    150,000           145,830
                                                  -----------
                                                      418,366
                                                  -----------
MEXICO (1.6%)
Bepensa S.A. de C.V.
 Series REGS
 9.75%, due 9/30/04.............    250,000           252,307
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
NETHERLANDS (3.0%)
Astra Overseas Finance B.V.
 Series REGS
 6.9045%, due 6/30/05 (b).......  $ 226,736       $   112,519
 6.9045%, due 6/30/05 (a)(b)....     82,450            40,014
TuranAlem Finance B.V.
 11.50%, due 6/28/04 (a)........    320,000           316,800
                                                  -----------
                                                      469,333
                                                  -----------
THAILAND (0.9%)
Total Access Communication
 Public Co., Ltd.
 Series REGS
 8.375%, due 11/4/06............    150,000           137,376
                                                  -----------
Total Corporate Bonds
 (Cost $1,820,174)..............                    1,768,581
                                                  -----------
GOVERNMENTS & FEDERAL AGENCIES (66.0%)

ARGENTINA (8.7%)
Republic of Argentina
 Series 2008
 7.00%, due 12/19/08............    250,000           188,750
 Series BGL4
 11.00%, due 10/9/06............    250,000           208,750
 Series BGL5
 11.375%, due 1/30/17...........    550,000           408,375
 11.75%, due 4/7/09.............    250,000           192,500
 Series 2018
 12.25%, due 6/19/18............    500,000           355,000
                                                  -----------
                                                    1,353,375
                                                  -----------
BRAZIL (11.1%)
Republic of Brazil
 10.125%, due 5/15/27...........    450,000           326,700
 11.625%, due 4/15/04 (c).......    845,000           859,787
 12.25%, due 3/6/30.............    500,000           420,000
 14.50%, due 10/15/09...........    100,000           103,500
                                                  -----------
                                                    1,709,987
                                                  -----------
COLOMBIA (2.1%)
Republic of Colombia
 10.50%, due 6/13/06............    315,000           324,450
                                                  -----------

ECUADOR (3.9%)
Republic of Ecuador
 Series REGS
 4.00%, due 8/15/30.............    525,000           226,012
 4.00%, due 8/15/30 (a).........    175,000            75,250
 Series REGS
 12.00%, due 11/15/12...........    200,000           139,700
 12.00%, due 11/15/12 (a).......    225,000           157,613
                                                  -----------
                                                      598,575
                                                  -----------

-------
+ Percentages indicated are based on Fund net assets.
* Investments are grouped by country of issuance.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments* June 30, 2001 unaudited

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
MEXICO (12.3%)
United Mexican States
 8.125%, due 12/30/19...........  $ 400,000       $   378,000
 9.875%, due 2/1/10.............    615,000           672,675
 11.50%, due 5/15/26............    675,000           850,500
                                                  -----------
                                                    1,901,175
                                                  -----------
PANAMA (2.4%)
Republic of Panama
 8.875%, due 9/30/27 (c)........    400,000           365,000
                                                  -----------

PHILIPPINES (2.9%)
Republic of Philippines
 10.625%, due 3/16/25 (c).......    500,000           452,500
                                                  -----------

RUSSIA (13.5%)
City of St. Petersburg
 Series REGS
 9.50%, due 6/18/02.............    120,000           120,528
Ministry of Finance
 Series IV
 3.00%, due 5/14/03.............    300,000           247,563
Russian Federation
 Series REGS
 5.00%, due 3/31/30.............  2,093,750           988,250
 5.00%, due 3/31/30 (a).........     28,204            13,362
 Series REGS
 8.25%, due 3/31/10.............    166,251           127,390
 8.25%, due 3/31/10 (a).........      3,634             2,784
 10.00%, due 6/26/07............    100,000            88,750
 12.75%, due 6/24/28............    500,000           492,500
                                                  -----------
                                                    2,081,127
                                                  -----------
TURKEY (2.2%)
Republic of Turkey
 11.875%, due 1/15/30...........    400,000           335,000
                                                  -----------

UKRAINE (2.0%)
Ukraine Government
 Series REGS
 11.00%, due 3/15/07............    405,460           313,045
                                                  -----------

VENEZUELA (4.9%)
Republic of Venezuela
 9.25%, due 9/15/27 (c).........    637,000           439,530
 13.625%, due 8/15/18...........    330,000           320,100
                                                  -----------
                                                      759,630
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $9,916,298)..............                   10,193,864
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LOAN PARTICIPATIONS (2.2%)
ALGERIA (1.2%)
Republic of Algeria, Tranche 1
 7.6875%, due 9/4/06 (b)(e).....  $ 211,538       $   181,923
                                                  -----------

MOROCCO (1.0%)
Kingdom of Morocco, Tranche A
 7.625%, due 1/1/09 (b)(e)......    173,099           159,468
                                                  -----------
Total Loan Participations
 (Cost $317,791)................                      341,391
                                                  -----------
YANKEE BONDS (4.6%)

ARGENTINA (2.0%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07............     50,000            36,500
 Series 5, Tranche 1
 13.75%, due 5/1/09.............    200,000           141,000
Multicanal S.A.
 Series E
 13.125%, due 4/15/09...........    200,000           136,000
                                                  -----------
                                                      313,500
                                                  -----------
MEXICO (2.6%)
Corporacion Durango S.A. de C.V.
 13.125%, due 8/1/06............    150,000           151,500
Innova S. de R.L.
 12.875%, due 4/1/07............    150,000           135,750
Vicap S.A.
 11.375%, due 5/15/07...........    140,000           116,200
                                                  -----------
                                                      403,450
                                                  -----------
Total Yankee Bonds
 (Cost $831,379)................                      716,950
                                                  -----------
Total Long-Term Bonds
 (Cost $14,816,663).............                   14,965,397
                                                  -----------
SHORT-TERM INVESTMENT (0.6%)
COMMERCIAL PAPER (0.6%)

UNITED STATES (0.6%)
UBS Finance Delaware LLC
 4.14%, due 7/2/01..............     99,977            99,977
                                                  -----------
Total Short-Term Investment
 (Cost $99,977).................                       99,977
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

                                                     VALUE
                                                  -----------
Total Investments
 (Cost $14,916,640) (f).........       97.4%      $15,065,374(g)
Cash and Other Assets,
 Less Liabilities...............        2.6           394,819
                                  ----------      -----------
Net Assets......................      100.0%      $15,460,193
                                  ==========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at June
     30, 2001.
(c)  Represents security of which a portion is out on loan.
     (See Note 2)
(d)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 7 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(e)  Restricted security.
(f)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(g)  At June 30, 2001 net unrealized appreciation for
     securities was $148,734, based on cost for federal income
     tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of $592,741
     and aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $444,007.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $14,916,640)..............................................       $15,065,374
Cash........................................................           403,914
Collateral held for securities loaned, at value (Note 2)....         2,247,925
Receivables:
  Interest..................................................           399,065
  Fund shares sold..........................................            19,536
Unamortized organization expense............................            25,961
                                                                   -----------
  Total assets..............................................        18,161,775
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................         2,247,925
Payables:
  Investment securities purchased...........................           271,236
  Transfer agent............................................            11,564
  Custodian.................................................             8,156
  NYLIFE Distributors.......................................             6,957
  Fund shares redeemed......................................             1,079
  Manager...................................................               566
  Trustees..................................................               114
Accrued expenses............................................            39,225
Dividend payable............................................           114,760
                                                                   -----------
  Total liabilities.........................................         2,701,582
                                                                   -----------
Net assets..................................................       $15,460,193
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    10,506
  Class B...................................................             6,743
  Class C...................................................               742
Additional paid-in capital..................................        16,767,540
Accumulated undistributed net investment income.............            65,026
Accumulated net realized loss on investments................        (1,539,098)
Net unrealized appreciation on investments..................           148,734
                                                                   -----------
Net assets..................................................       $15,460,193
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 9,041,070
                                                                   ===========
Shares of beneficial interest outstanding...................         1,050,596
                                                                   ===========
Net asset value per share outstanding.......................       $      8.61
Maximum sales charge (4.50% of offering price)..............              0.41
                                                                   -----------
Maximum offering price per share outstanding................       $      9.02
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 5,782,968
                                                                   ===========
Shares of beneficial interest outstanding...................           674,334
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.58
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   636,155
                                                                   ===========
Shares of beneficial interest outstanding...................            74,185
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.58
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $  899,468
                                                              ----------
Expenses:
  Manager...................................................      53,054
  Transfer agent............................................      36,977
  Distribution--Class B.....................................      20,959
  Distribution--Class C.....................................       2,191
  Registration..............................................      17,229
  Custodian.................................................      12,987
  Shareholder communication.................................      12,033
  Professional..............................................      11,870
  Service--Class A..........................................      11,229
  Service--Class B..........................................       6,986
  Service--Class C..........................................         733
  Amortization of organization expense......................       6,653
  Recordkeeping.............................................       6,000
  Trustees..................................................         234
  Miscellaneous.............................................      11,753
                                                              ----------
    Total expenses before waiver and reimbursement..........     210,888
Fees waived and reimbursed by Manager.......................     (58,890)
                                                              ----------
    Net expenses............................................     151,998
                                                              ----------
Net investment income.......................................     747,470
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................      43,028
Net change in unrealized appreciation on investments........      95,049
                                                              ----------
Net realized and unrealized gain on investments.............     138,077
                                                              ----------
Net increase in net assets resulting from operations........  $  885,547
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $   747,470     $ 1,309,431
  Net realized gain on investments and foreign currency
    transactions............................................        43,028         439,280
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................        95,049        (601,226)
                                                               -----------     -----------
  Net increase in net assets resulting from operations......       885,547       1,147,485
                                                               -----------     -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (419,723)       (859,287)
    Class B.................................................      (238,694)       (433,560)
    Class C.................................................       (25,740)        (28,096)
                                                               -----------     -----------
      Total dividends to shareholders.......................      (684,157)     (1,320,943)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       484,947         918,522
    Class B.................................................     1,313,290       2,626,798
    Class C.................................................       327,026         406,769
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................        44,086          69,655
    Class B.................................................       115,781         231,464
    Class C.................................................         6,418          17,653
                                                               -----------     -----------
                                                                 2,291,548       4,270,861
  Cost of shares redeemed:
    Class A.................................................      (438,081)       (255,828)
    Class B.................................................    (1,219,259)     (1,040,099)
    Class C.................................................      (159,959)        (38,514)
                                                               -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................       474,249       2,936,420
                                                               -----------     -----------
      Net increase in net assets............................       675,639       2,762,962
NET ASSETS:
Beginning of period.........................................    14,784,554      12,021,592
                                                               -----------     -----------
End of period...............................................   $15,460,193     $14,784,554
                                                               ===========     ===========
Accumulated undistributed net investment income at end of
  period....................................................   $    65,026     $     2,571
                                                               ===========     ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                        ----------------------------------------------------------------
                                                        Six months                                            June 1*
                                                          ended          Year ended        Year ended         through
                                                         June 30,       December 31,      December 31,      December 31,
                                                          2001+             2000              1999              1998
                                                        ----------      ------------      ------------      ------------
Net asset value at beginning of period............       $  8.49          $  8.58           $  8.00           $ 10.00
                                                         -------          -------           -------           -------
Net investment income.............................          0.43             0.85              0.78              0.34(a)
Net realized and unrealized gain (loss) on
  investments.....................................          0.09            (0.08)             0.58             (1.99)
Net realized and unrealized gain (loss) on foreign
  currency transactions...........................            --            (0.00)(b)          0.01             (0.01)
                                                         -------          -------           -------           -------
Total from investment operations..................          0.52             0.77              1.37             (1.66)
                                                         -------          -------           -------           -------
Less dividends from net investment income.........         (0.40)           (0.86)            (0.79)            (0.34)
                                                         -------          -------           -------           -------
Net asset value at end of period..................       $  8.61          $  8.49           $  8.58           $  8.00
                                                         =======          =======           =======           =======
Total investment return (c).......................          6.22%            9.30%            18.15%           (16.38%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.........................         10.17%++         10.05%             9.57%             7.40%++
    Net expenses..................................          1.70%++          1.71%(d)          1.70%             3.39%++
    Expenses (before waiver and reimbursement)....          2.48%++          2.53%             2.78%             3.59%++
Portfolio turnover rate...........................            64%              96%              104%               96%
Net assets at end of period (in 000's)............       $ 9,041          $ 8,827           $ 8,186           $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c) Total return is calculated exclusive of sales charges and is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(e)  Less than one thousand dollars.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                     Class C
    ---------------------------------------------------------   ---------------------------------------------------------
    Six months                                     June 1*      Six months                                  September 1**
       ended        Year ended     Year ended      through         ended       Year ended     Year ended       through
     June 30,      December 31,   December 31,   December 31,    June 30,     December 31,   December 31,   December 31,
       2001+           2000           1999           1998          2001+          2000           1999           1998
    -----------    ------------   ------------   ------------   -----------   ------------   ------------   -------------
      $  8.46        $  8.54        $  7.98        $ 10.00        $  8.46       $  8.54        $  7.98         $  7.18
      -------        -------        -------        -------        -------       -------        -------         -------
         0.40           0.79           0.71           0.32(a)        0.40          0.79           0.71            0.27(a)
         0.08          (0.08)          0.56          (2.01)          0.08         (0.08)          0.56            0.81
           --          (0.00)(b)       0.01          (0.01)            --         (0.00)(b)       0.01           (0.01)
      -------        -------        -------        -------        -------       -------        -------         -------
         0.48           0.71           1.28          (1.70)          0.48          0.71           1.28            1.07
      -------        -------        -------        -------        -------       -------        -------         -------
        (0.36)         (0.79)         (0.72)         (0.32)         (0.36)        (0.79)         (0.72)          (0.27)
      -------        -------        -------        -------        -------       -------        -------         -------
      $  8.58        $  8.46        $  8.54        $  7.98        $  8.58       $  8.46        $  8.54         $  7.98
      =======        =======        =======        =======        =======       =======        =======         =======
         5.81%          8.58%         17.01%        (16.82%)         5.81%         8.58%         17.01%          14.99%

         9.42%++        9.30%          8.82%          6.65%++        9.42%%++      9.30%          8.82%           6.65%++
         2.45%++        2.46%(d)       2.45%          4.14%++        2.45%++       2.46%(d)       2.45%           4.14%++
         3.23%++        3.28%          3.53%          4.34%++        3.23%++       3.28%          3.53%           4.34%++
           64%            96%           104%            96%            64%           96%           104%             96%
      $ 5,783        $ 5,498        $ 3,756        $ 2,532        $   636       $   460        $    79         $    --(e)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Global High Yield Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements unaudited

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay Global High Yield Fund

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At June 30, 2001, the Fund had portfolio securities with a fair market value of $1,994,125 on loan to broker-dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $3,141, net of broker fees and rebates, for the six months ended June 30, 2001, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at June 30, 2001:

                                                                SHARES        VALUE
                                                              ----------    ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group ..............................      44,017    $   44,017
Cash with Security Lending Agent ...........................                     3,908
                                                                            ----------
                                                                                47,925
                                                                            ----------
                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
CORPORATE BOND
Bank of America 4.25%, 7/2/01...............................  $  500,000       500,000
                                                                            ----------
                                                                               547,925
                                                                            ----------
REPURCHASE AGREEMENTS
CS First Boston Corporation 4.17%, due 7/2/01
    (Collateralized by
    $634,040 CE Generation LLC 7.416%, due 12/15/18 Market
     Value $634,040)........................................     600,000       600,000

                                                              PRINCIPAL
                                                                AMOUNT        VALUE
                                                              ----------    ----------
REPURCHASE AGREEMENTS (continued)
Lehman Brothers, Inc. 4.17%, due 7/2/01 (Collateralized by
    $612,257 Federal Home Loan Bank 5.25%, due 2/13/04
     Market Value $624,491).................................  $  600,000    $  600,000
Morgan Stanley & Co., Inc. 4.17%, due 7/2/01 (Collateralized
    by
    $527,350 Dexia Delaware LLC 3.62%, due 7/5/01 Market
     Value $527,350)........................................     500,000       500,000
                                                                            ----------
                                                                             1,700,000
                                                                            ----------
Total investment made with cash collateral..................                $2,247,925
                                                                            ==========

There was no non-cash collateral received and held by the Fund at June 30, 2001.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              6/30/01        OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Republic of Algeria, Tranche 1
  7.6875%, due 9/4/06..............   8/13/99-1/6/00   $161,144    $103,497   $181,923      1.2%
Kingdom of Morocco, Tranche A
  7.625%, due 1/1/09...............  11/30/99-1/6/00    156,647     170,944    159,468      1.0
                                                                   --------   --------      ---
                                                                   $274,441   $341,391      2.2%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

MainStay Global High Yield Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date.

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the Fund's total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by the Fund on December 31, 2000. The initial adjustment required upon adoption of premium amortization has not materially affected the Fund. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with

MainStay Global High Yield Fund

the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, the Manager earned $53,054, which was waived, and reimbursed Fund expenses of $5,836. The fees waived and reimbursed by the Manager total $58,890.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $504 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $8,763 for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense amounted to $36,977 for the six months ended June 30, 2001.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A and Class B with net asset values of $7,749,093 and $858,093, respectively. This represents 85.7% and 14.8%, respectively, of the net assets at period end for Class A and B shares.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $168 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,000 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2000, for Federal income tax purposes, capital loss carryforwards of $1,582,126, were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

  CAPITAL LOSS                                                AMOUNT
AVAILABLE THROUGH                                             (000'S)
-----------------                                             -------
     2006...................................................  $  523
     2007...................................................   1,059
                                                              ------
                                                              $1,582
                                                              ======

MainStay Global High Yield Fund

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of U.S. Government securities were $1,081 and $1,084, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $9,066 and $7,976, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the period ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                  JUNE 30, 2001*                   DECEMBER 31, 2000
                                            ---------------------------      -----------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B    CLASS C
                                            -------   -------   -------      -------   -------   ---------
Shares sold...............................     57       154        38          107       304        47
Shares issued in reinvestment of
  dividends...............................      5        13         1            8        27         2
                                              ---      ----       ---          ---      ----        --
                                               62       167        39          115       331        49
Shares redeemed...........................    (51)     (143)      (19)         (30)     (121)       (4)
                                              ---      ----       ---          ---      ----        --
Net increase..............................     11        24        20           85       210        45
                                              ===      ====       ===          ===      ====        ==

-------

* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

---------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSGH10-08/01
[RECYCLE LOGO]                                       20


                                                           [MAINSTAY FUNDS LOGO]


    MainStay(R) Global
    High Yield Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus Lipper Growth &
                                                              Income Funds Index, S&P 500 Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay Growth
Opportunities Fund versus Lipper Growth &
Income Funds Index, S&P 500 Index, and Inflation

CLASS A SHARES Total Returns: 1 Year -20.92%, Since Inception 7.66%

[CLASS A SHARES LINE GRAPH]

                                                                 LIPPER GROWTH &
  PERIOD                                  MAINSTAY GROWTH          INCOME FUNDS
   ENDS                                  OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
----------                               ------------------      ---------------       -----------------        --------------
6/1/98                                       $  9450                $ 10000                $ 10000                $ 10000
6/98                                           10055                  10120                  10006                  10406
9/98                                            9308                   8858                  10043                   9371
12/98                                          11208                  10298                  10098                  11367
3/99                                           11765                  10517                  10135                  11934
6/99                                           12644                  11493                  10209                  12776
9/99                                           11907                  10573                  10313                  11978
12/99                                          14533                  11521                  10368                  13760
3/00                                           15384                  11714                  10516                  14075
6/00                                           15006                  11420                  10583                  13701
9/00                                           14940                  11758                  10657                  13568
12/00                                          14140                  11565                  10712                  12507
3/01                                           11991                  10856                  10815                  11024
6/01                                           12557                  11235                  10915                  11668

CLASS B SHARES Total Returns: 1 Year -21.12%, Since Inception 8.27%

[CLASS B SHARES LINE GRAPH]

                                                                 LIPPER GROWTH &
  PERIOD                                  MAINSTAY GROWTH          INCOME FUNDS
   ENDS                                  OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
----------                               ------------------      ---------------       -----------------        --------------
6/1/98                                       $ 10000                $ 10000                $ 10000                $ 10000
6/98                                           10630                  10120                  10006                  10406
9/98                                            9820                   8858                  10043                   9371
12/98                                          11800                  10298                  10098                  11367
3/99                                           12360                  10517                  10135                  11934
6/99                                           13260                  11493                  10209                  12776
9/99                                           12470                  10573                  10313                  11978
12/99                                          15199                  11521                  10368                  13760
3/00                                           16049                  11714                  10516                  14075
6/00                                           15629                  11420                  10583                  13701
9/00                                           15529                  11758                  10657                  13568
12/00                                          14573                  11565                  10712                  12507
3/01                                           12419                  10856                  10815                  11024
6/01                                           12777                  11235                  10915                  11668

CLASS C SHARES Total Returns: 1 Year -17.80%, Since Inception 8.81%

[CLASS C SHARES LINE GRAPH]

                                                                 LIPPER GROWTH &
  PERIOD                                  MAINSTAY GROWTH          INCOME FUNDS
   ENDS                                  OPPORTUNITIES FUND           INDEX*           INFLATION (CPI)++        S&P 500 INDEX+
----------                               ------------------      ---------------       -----------------        --------------
6/1/98                                       $ 10000                $ 10000                $ 10000                $ 10000
6/98                                           10630                  10120                  10006                  10406
9/98                                            9820                   8858                  10043                   9371
12/98                                          11800                  10298                  10098                  11367
3/99                                           12360                  10517                  10135                  11934
6/99                                           13260                  11493                  10209                  12776
9/99                                           12470                  10573                  10313                  11978
12/99                                          15199                  11521                  10368                  13760
3/00                                           16049                  11714                  10516                  14075
6/00                                           15629                  11420                  10583                  13701
9/00                                           15529                  11758                  10657                  13568
12/00                                          14673                  11565                  10712                  12507
3/01                                           12419                  10856                  10815                  11024
6/01                                           12977                  11235                  10915                  11668


-------

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gains and income dividends, of the thirty largest qualifying funds in the Lipper growth and income fund universe. An investment cannot be made directly into an index.

(+) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
    500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
The U.S. stock market faced a challenging period in the first six months of 2001, with several major indices reporting negative returns. Both small-cap and mid-cap equities outperformed large-cap stocks for first half of the year. Within the large-cap sector, value-oriented stocks outperformed their growth counterparts by a wide margin. The relative outperformance of large-cap value-oriented stocks was primarily driven by a sharp inventory correction in the technology sector, and to a lesser extent, by disappointments in the pharmaceutical sector.

During the first half of 2001, the Federal Reserve's aggressive moves to lower interest rates had a major impact on the U.S. equity market. Concerned that a slowing economy could turn into a recession, the Federal Reserve lowered the targeted federal funds rate six times, from 6.50% at the beginning of January to 3.75% at the end of June 2001--for a total reduction of 275 basis points.

Although it usually takes nine to twelve months for Fed easing to provide tangible signs of recovery, in this case, the Federal Reserve's early aggressive easing helped to stabilize the equity markets by April 2001. Additional easing moves in May and June 2001 also helped some of the more cyclical sectors of the market perform particularly well in the first half of the year.

Following a trend that began in March of 2000, the technology sector suffered major losses during the first half of 2001. Technology spending all but dried up during the first six months of the year, as many corporate customers cut back capital outlays in response to rapidly declining business conditions. Many technology-related stocks that had reached lofty valuations fell precipitously in February and March of 2001.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Growth Opportunities Fund returned -11.19% for Class A shares and -11.56% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(1) large-cap core fund, which returned -8.56% over the same period. All share classes also underperformed the -6.70% return of the S&P 500 Index(2) for the same period.

The Fund's relative performance resulted primarily from remaining invested in growth stocks when shifting market sentiment in early 2001 warranted a more aggressive move to value equities.

STRATEGIC POSITIONING

The Fund began the new year with a focus on the less-cyclical sectors of the market, such as health care and consumer staples. While this positioning benefited returns in the second half of 2000, the Fund's overweighted position

-------

(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the S&P 500 Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
[FUND PERFORMANCE BAR CHART]

PERIOD
 END
------                                                                          ------
12/98                                                                            18.6 %
12/99                                                                            29.67
12/00                                                                            -2.70
 6/01                                                                           -11.19
12/98                                                                            18.00
12/99                                                                            28.80
12/00                                                                            -3.46
 6/01                                                                           -11.56

Class C shares returns reflect the historical performance of the Class B shares through 8/98. See footnotes * on page 9 for more information on performance.

in these more-defensive stocks hurt performance when the Federal Reserve began to aggressively lower interest rates. The equity market quickly began to favor industries that tend to do well early in a recovery cycle, despite the fact that many of these companies had a disappointing earnings outlook.

We followed the market by gradually increasing the Fund's weightings in sectors such as basic materials, capital goods, and consumer cyclicals. Although we anticipate better relative earnings growth in these sectors over the next 12 months, we moved cautiously and slowly, failing to foresee the strong relative performance these economically sensitive cyclical sectors would have so early in the year. The Fund's telecommunications-related stocks were also a drag on performance during the first half of the year.

In addition to giving the Fund a more cyclical focus during the first half of 2001, we also moved its portfolio from an overweighted to an underweighted position in the utilities sector by taking gains in some holdings. While we continued to like the long-term fundamentals for the utilities sector, we were concerned about a heightened risk of government intervention. The Fund remained underweighted in the energy sector, as we expected commodity prices to trend down from the peaks we saw during this past winter.

We maintained a neutral weighting in technology and continued to emphasize companies in the computer-services and software industries that tend to have more predictable and recurring revenues. After reducing the Fund's exposure to semiconductor companies last year, we added to this more-cyclical area during the first half of 2001. Although this sector is currently experiencing poor earnings, we expect to see improvements in the semiconductor industry as we move into 2002. We believe the Fund is well positioned to benefit if the technology sector experiences a turnaround.

STRONG AND WEAK PERFORMERS

Not surprisingly, some of the Fund's best-performing and worst-performing holdings for the semiannual period could be found in the technology sector. Two computer-service stocks, Fiserv (+34.9%)(3) and SunGard Data Systems (+27.4%), benefited as technology investors moved toward companies with consistent earnings growth. IBM (+33.3%) also did well, as the market viewed the company as a safe haven in the technology sector, based on the solid performance of its mainframe and computer-services businesses.

On the other hand, EMC (-55.1%), a computer storage company, and Cisco Systems (-52.4%), a large networking company, were among the Fund's worst-performing stocks during the first half of 2001. As the valuations of these stocks declined, we lowered the Fund's weightings in these issues, anticipating continued pressure over the short term. We continue to hold small positions in both stocks, given the dominant position the companies hold in their respective industries.

Outside of technology, USA Networks (+44.1%) and Clear Channel Communications (+29.5%), two of the Fund's broadcasting holdings, benefited from strong internal cash flow generation despite an advertising slowdown during the first half of the year. Mattel (+31.0%) was also a strong performer for the Fund, benefiting from the stock's attractive valuation and from an improving outlook for the company's core toy business. One of the Fund's best performing new purchases was Lowe's (+25.3%), the large home-discount retailer. Despite the sluggish economy, this company benefited from strong consumer spending in this segment of the retail market.

Nokia (-48.6%), a wireless communications company, was a poor performer for the Fund. The company experienced a significant slowdown in phone sales. The Fund's decision to sell other declining stocks contributed positively to its relative performance. We sold Tellabs, a telecommunications-equipment supplier, before its stock price dropped 65%. We sold the Fund's shares of CVS, a major drugstore chain, due to operating problems that negatively impacted the company's earnings. After the sale, the stock declined by 29%, supporting our belief that the sale was prudent.

LOOKING AHEAD

We are cautiously optimistic about the U.S. equity market for the remainder of 2001. While we believe that the equity market may have bottomed in March 2001, we also recognize that it usually takes time for markets to recover after a severe downturn. Future market gains will likely be more subdued than those seen in the late 1990s. We expect that over time, stock returns will move closer to their historical norms. We would not be surprised if market gains should repeatedly take the form of two steps forward and one step back.

We have positioned the Fund to take advantage of expected volatility by balancing the Fund rather evenly between value and growth stocks. Among

-------

(3) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/01.

value stocks, we're focusing on the companies that we believe are most likely to benefit from an eventual economic recovery sometime in 2002. On the growth side, we intend to emphasize companies that we believe will meet or exceed expected earnings estimates, even in a difficult economy. No matter how the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

Returns and Lipper Rankings as of 6/30/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                SINCE INCEPTION
                      1 YEAR    THROUGH 6/30/01
Class A               -16.32%         9.65%
Class B               -16.97%         8.81%
Class C               -16.97%         8.81%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                SINCE INCEPTION
                      1 YEAR    THROUGH 6/30/01
Class A               -20.92%         7.66%
Class B               -21.12%         8.27%
Class C               -17.80%         8.81%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 6/30/01
Class A               362 out of        20 out of
                      627 funds        417 funds
Class B               394 out of        28 out of
                      627 funds        417 funds
Class C               394 out of        89 out of
                      627 funds        443 funds
Average Lipper
large-cap core fund    -15.62%         3.81%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $13.09      $0.0000      $0.0000
    Class B     $12.78      $0.0000      $0.0000
    Class C     $12.78      $0.0000      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.

MainStay Growth Opportunities Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (96.6%)+

AEROSPACE/DEFENSE (2.2%)
General Dynamics Corp. ........     15,800       $  1,229,398
Lockheed Martin Corp. .........     35,000          1,296,750
                                                 ------------
                                                    2,526,148
                                                 ------------
AIRLINES (0.5%)
AMR Corp. (a)..................     17,000            614,210
                                                 ------------
ALUMINUM (1.1%)
Alcoa Inc. ....................     31,500          1,241,100
                                                 ------------
BANKS (6.6%)
Bank of America Corp. .........     31,100          1,866,933
Bank of New York Co., Inc.
 (The).........................     25,250          1,212,000
First Union Corp. .............     16,500            576,510
FleetBoston Financial Corp. ...     30,200          1,191,390
JP Morgan Chase & Co. .........     38,000          1,694,800
Washington Mutual, Inc. .......     31,200          1,171,560
                                                 ------------
                                                    7,713,193
                                                 ------------
BEVERAGES (1.2%)
Anheuser-Busch Cos., Inc. .....     32,600          1,343,120
                                                 ------------

BIOTECHNOLOGY (0.6%)
Genentech, Inc. (a)............     13,000            716,300
                                                 ------------

BROADCAST/MEDIA (5.1%)
Charter Communications, Inc.
 Class A (a)...................     21,900            511,365
Clear Channel Communications,
 Inc. (a)......................     36,986          2,319,022
Comcast Corp. Class A (a)......     34,300          1,488,620
USA Networks, Inc. (a).........     60,000          1,691,400
                                                 ------------
                                                    6,010,407
                                                 ------------
CHEMICALS (0.9%)
Dow Chemical Co. (The).........     30,000            997,500
                                                 ------------
COMMUNICATIONS--EQUIPMENT (1.9%)
Cisco Systems, Inc. (a)........     28,500            518,700
Nokia Corp. ADR (b)............     38,500            848,540
QUALCOMM Inc. (a)..............     14,400            842,112
                                                 ------------
                                                    2,209,352
                                                 ------------
COMPUTER SOFTWARE & SERVICES (7.1%)
Computer Associates
 International, Inc. ..........     19,500            702,000
Compuware Corp. (a)............     56,000            783,440
Concord EFS, Inc. (a)..........     26,200          1,362,662
Fiserv, Inc. (a)...............     29,000          1,855,420

                                   SHARES           VALUE
                                 ----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Microsoft Corp. (a)............     33,600       $  2,452,800
SunGard Data Systems Inc.
 (a)...........................     39,200          1,176,392
                                                 ------------
                                                    8,332,714
                                                 ------------
COMPUTER SYSTEMS (4.3%)
Dell Computer Corp. (a)........     39,000          1,019,850
EMC Corp. (a)..................     15,500            450,275
International Business Machines
 Corp. ........................     14,400          1,627,200
Lexmark International, Inc.
 (a)...........................     29,200          1,963,700
                                                 ------------
                                                    5,061,025
                                                 ------------
CONGLOMERATES (1.3%)
Textron, Inc. .................     28,000          1,541,120
                                                 ------------

COSMETICS/PERSONAL CARE (1.0%)
Avon Products, Inc. ...........     26,000          1,203,280
                                                 ------------

ELECTRIC POWER COMPANIES (2.0%)
Duke Energy Corp. .............     15,500            604,655
Exelon Corp. ..................     14,500            929,740
Mirant Corp. (a)...............     24,000            825,600
                                                 ------------
                                                    2,359,995
                                                 ------------
ELECTRICAL EQUIPMENT (2.5%)
General Electric Co. ..........     60,000          2,925,000
                                                 ------------

ELECTRONICS--COMPONENTS (1.6%)
SPX Corp. (a)..................     15,100          1,890,218
                                                 ------------

ELECTRONICS--SEMICONDUCTORS (6.0%)
Advanced Micro Devices, Inc.
 (a)...........................     37,000          1,068,560
Applied Materials, Inc. (a)....     22,000          1,080,200
Intel Corp. ...................     41,000          1,199,250
Micron Technology, Inc. (a)....     25,000          1,027,500
Novellus Systems, Inc. (a).....     16,900            959,751
Teradyne, Inc. (a).............     21,300            705,030
Texas Instruments, Inc. .......     32,500          1,023,750
                                                 ------------
                                                    7,064,041
                                                 ------------
ENGINEERING & CONSTRUCTION (0.4%)
Fluor Corp. ...................     10,900            492,135
                                                 ------------

ENTERTAINMENT (2.5%)
AOL Time Warner, Inc. (a)......     29,000          1,537,000
Viacom, Inc. Class B (a).......     27,000          1,397,250
                                                 ------------
                                                    2,934,250
                                                 ------------
FINANCE (6.3%)
Ambac Financial Group, Inc. ...     12,000            698,400
Citigroup Inc. ................     38,497          2,034,182
Freddie Mac....................     30,000          2,100,000

-------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
FINANCE (CONTINUED)
Morgan Stanley Dean Witter &
 Co. ..........................     16,200       $  1,040,526
USA Education, Inc. ...........     20,700          1,511,100
                                                 ------------
                                                    7,384,208
                                                 ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.9%)
Archer-Daniels-Midland Co. ....     55,000            715,000
McKesson HBOC, Inc. ...........      8,800            326,656
                                                 ------------
                                                    1,041,656
                                                 ------------
HEALTH CARE--DRUGS (3.9%)
Elan Corp. (a).................     22,000          1,342,000
Pharmacia Corp. ...............     20,200            928,190
Schering-Plough Corp. .........     25,000            906,000
Watson Pharmaceuticals, Inc.
 (a)...........................     22,000          1,356,080
                                                 ------------
                                                    4,532,270
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (4.2%)
Baxter International Inc. .....     28,000          1,372,000
Boston Scientific Corp. (a)....     79,000          1,343,000
Stryker Corp. .................     18,000            987,300
Varian Medical Systems, Inc.
 (a)...........................     16,700          1,194,050
                                                 ------------
                                                    4,896,350
                                                 ------------
HEALTH CARE--MISCELLANEOUS (2.7%)
Amgen Inc. (a).................     18,500          1,122,580
Johnson & Johnson..............     40,800          2,040,000
                                                 ------------
                                                    3,162,580
                                                 ------------
HEAVY DUTY TRUCKS (1.0%)
Eaton Corp. ...................     16,000          1,121,600
                                                 ------------

HOTEL/MOTEL (3.2%)
Carnival Corp. ................     42,000          1,289,400
Harrah's Entertainment, Inc.
 (a)...........................     33,400          1,179,020
Starwood Hotels & Resorts
 Worldwide, Inc. ..............     35,000          1,304,800
                                                 ------------
                                                    3,773,220
                                                 ------------
INSURANCE (3.2%)
Allstate Corp. (The)...........     28,000          1,231,720
American International Group,
 Inc. .........................     14,525          1,249,150
Lincoln National Corp. ........     23,100          1,195,425
                                                 ------------
                                                    3,676,295
                                                 ------------
INVESTMENT BANK/BROKERAGE (0.9%)
Goldman Sachs Group, Inc.
 (The).........................     12,000          1,029,600
                                                 ------------
MANUFACTURING (1.3%)
Illinois Tool Works, Inc. .....     24,000          1,519,200
                                                 ------------
OFFICE EQUIPMENT & SUPPLIES (0.7%)
Pitney Bowes, Inc. ............     17,900            753,948
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
OIL & GAS SERVICES (2.1%)
Baker Hughes, Inc. ............     28,000       $    938,000
Schlumberger Ltd. .............     14,000            737,100
Transocean Sedco Forex Inc. ...     20,000            825,000
                                                 ------------
                                                    2,500,100
                                                 ------------
OIL--INTEGRATED DOMESTIC (0.9%)
USX-Marathon Group.............     36,000          1,062,360
                                                 ------------

OIL--INTEGRATED INTERNATIONAL (1.2%)
Chevron Corp. .................     16,000          1,448,000
                                                 ------------

PAPER & FOREST PRODUCTS (0.5%)
International Paper Co. .......     17,500            624,750
                                                 ------------

PERSONAL LOANS (1.0%)
Household International,
 Inc. .........................     17,900          1,193,930
                                                 ------------

POLLUTION CONTROL (1.4%)
Waste Management, Inc. ........     52,500          1,618,050
                                                 ------------

RAILROADS (1.0%)
Burlington Northern Santa Fe
 Corp. ........................     38,700          1,167,579
                                                 ------------

RETAIL (5.8%)
Federated Department Stores,
 Inc. (a)......................     26,400          1,122,000
Kroger Co. (The) (a)...........     50,000          1,250,000
Lowe's Cos., Inc. .............     18,000          1,305,900
Office Depot, Inc. (a).........     28,000            290,640
Target Corp. ..................     40,000          1,384,000
Wal-Mart Stores, Inc. .........     29,000          1,415,200
                                                 ------------
                                                    6,767,740
                                                 ------------
STEEL (1.0%)
Nucor Corp. ...................     24,300          1,188,027
                                                 ------------

TELECOMMUNICATIONS (0.5%)
Sprint Corp. (PCS Group) (a)...     27,550            603,750
                                                 ------------

TELEPHONE (2.9%)
Qwest Communications
 International, Inc. ..........     29,000            924,230
SBC Communications Inc. .......     31,500          1,261,890
Verizon Communications,
 Inc. .........................     22,000          1,177,000
                                                 ------------
                                                    3,363,120
                                                 ------------
TOYS (1.2%)
Mattel, Inc. ..................     72,000          1,362,240
                                                 ------------
Total Common Stocks
 (Cost $108,283,807)...........                   112,965,681
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENT (5.8%)

COMMERCIAL PAPER (5.8%)
Honeywell International, Inc.
 4.15%, due 7/2/01.............  $6,813,000      $  6,811,429
                                                 ------------
Total Short-Term Investment
 (Cost $6,811,429).............                     6,811,429
                                                 ------------
Total Investments
 (Cost $115,095,236) (c).......      102.4%       119,777,110(d)
Liabilities in Excess of Cash
 and Other Assets..............       (2.4)        (2,845,718)
                                 ----------      ------------
Net Assets.....................      100.0%      $116,931,392
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for Federal income tax purposes is $115,082,972.
(d)  At June 30, 2001, net unrealized appreciation was
     $4,694,138, based on cost for Federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $12,466,876 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $7,772,738.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $115,095,236).............................................       $119,777,110
Cash........................................................                368
Receivables:
  Investment securities sold................................          6,990,000
  Dividends and interest....................................             80,794
  Fund shares sold..........................................             69,393
Unamortized organization expense............................             25,961
                                                                   ------------
        Total assets........................................        126,943,626
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          9,616,157
  Fund shares redeemed......................................            107,657
  Transfer agent............................................             92,351
  NYLIFE Distributors.......................................             72,846
  Manager...................................................             68,654
  Custodian.................................................              6,369
  Trustees..................................................              1,030
Accrued expenses............................................             47,170
                                                                   ------------
        Total liabilities...................................         10,012,234
                                                                   ------------
Net assets..................................................       $116,931,392
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     26,313
  Class B...................................................             62,893
  Class C...................................................              1,676
Additional paid-in capital..................................        118,710,640
Accumulated net investment loss.............................           (592,801)
Accumulated net realized loss on investments................         (5,959,203)
Net unrealized appreciation on investments..................          4,681,874
                                                                   ------------
Net assets..................................................       $116,931,392
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 34,432,807
                                                                   ============
Shares of beneficial interest outstanding...................          2,631,318
                                                                   ============
Net asset value per share outstanding.......................       $      13.09
Maximum sales charge (5.50% of offering price)..............               0.76
                                                                   ------------
Maximum offering price per share outstanding................       $      13.85
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 80,356,716
                                                                   ============
Shares of beneficial interest outstanding...................          6,289,322
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.78
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,141,869
                                                                   ============
Shares of beneficial interest outstanding...................            167,638
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.78
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    542,478
  Interest..................................................       104,572
                                                              ------------
    Total income............................................       647,050
                                                              ------------
Expenses:
  Manager...................................................       412,133
  Distribution--Class B.....................................       304,368
  Distribution--Class C.....................................         7,742
  Transfer agent............................................       258,252
  Service--Class A..........................................        43,153
  Service--Class B..........................................       101,456
  Service--Class C..........................................         2,581
  Shareholder communication.................................        22,925
  Registration..............................................        20,056
  Recordkeeping.............................................        19,037
  Professional..............................................        16,615
  Custodian.................................................        10,560
  Amortization of organization expense......................         6,653
  Trustees..................................................         1,923
  Miscellaneous.............................................        12,397
                                                              ------------
    Total expenses..........................................     1,239,851
                                                              ------------
Net investment loss.........................................      (592,801)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (4,603,974)
Net change in unrealized appreciation on investments........   (10,054,342)
                                                              ------------
Net realized and unrealized loss on investments.............   (14,658,316)
                                                              ------------
Net decrease in net assets resulting from operations........  $(15,251,117)
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $1,537.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $   (592,801)   $   (944,330)
  Net realized loss on investments..........................     (4,603,974)       (372,992)
  Net change in unrealized appreciation on investments......    (10,054,342)     (3,866,863)
                                                               ------------    ------------
  Net decrease in net assets resulting from operations......    (15,251,117)     (5,184,185)
                                                               ------------    ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --        (430,756)
    Class B.................................................             --      (1,060,495)
    Class C.................................................             --         (25,456)
  In excess of net realized gain on investments:
    Class A.................................................             --         (95,663)
    Class B.................................................             --        (235,519)
    Class C.................................................             --          (5,658)
                                                               ------------    ------------
      Total distributions to shareholders...................             --      (1,853,547)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      3,836,204      18,640,429
    Class B.................................................      9,402,434      50,550,783
    Class C.................................................        559,494       1,857,926
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --         513,511
    Class B.................................................             --       1,258,666
    Class C.................................................             --          28,179
                                                               ------------    ------------
                                                                 13,798,132      72,849,494
  Cost of shares redeemed:
    Class A.................................................     (3,104,125)     (5,447,199)
    Class B.................................................     (9,642,028)    (14,452,687)
    Class C.................................................       (448,213)       (290,694)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................        603,766      52,658,914
                                                               ------------    ------------
      Net increase (decrease) in net assets.................    (14,647,351)     45,621,182
NET ASSETS:
Beginning of period.........................................    131,578,743      85,957,561
                                                               ------------    ------------
End of period...............................................   $116,931,392    $131,578,743
                                                               ============    ============
Accumulated net investment loss at end of period............   $   (592,801)   $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS selected per share data and ratios

                                                                                  Class A
                                                      ----------------------------------------------------------------
                                                      Six months                                            June 1*
                                                        ended          Year ended        Year ended         through
                                                       June 30,       December 31,      December 31,      December 31,
                                                        2001+             2000              1999              1998
                                                      ----------      ------------      ------------      ------------
Net asset value at beginning of period..........       $ 14.74          $ 15.37           $ 11.86           $ 10.00
                                                       -------          -------           -------           -------
Net investment loss (a).........................         (0.03)           (0.04)            (0.02)            (0.05)
Net realized and unrealized gain (loss) on
  investments...................................         (1.62)           (0.38)             3.54              1.91
                                                       -------          -------           -------           -------
Total from investment operations................         (1.65)           (0.42)             3.52              1.86
                                                       -------          -------           -------           -------
Less distributions to shareholders:
  From net realized gain on investments.........            --            (0.17)            (0.01)               --
  In excess of net realized gain on
    investments: ...............................            --            (0.04)               --                --
                                                       -------          -------           -------           -------
Total distributions to shareholders: ...........            --            (0.21)            (0.01)               --
                                                       -------          -------           -------           -------
Net asset value at end of period................       $ 13.09          $ 14.74           $ 15.37           $ 11.86
                                                       =======          =======           =======           =======
Total investment return (b).....................        (11.19%)          (2.70%)           29.67%            18.60%
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.........................         (0.48%)++        (0.26%)           (0.16%)           (1.09%)++
    Expenses....................................          1.58%++          1.49%             1.59%             2.53%++
Portfolio turnover rate.........................            54%              70%               72%               32%
Net assets at end of period (in 000's)..........       $34,433          $38,040           $26,214           $13,293

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                        Class C
    ----------------------------------------------------------    -----------------------------------------------------------
    Six months                                      June 1*       Six months                                    September 1**
      ended        Year ended      Year ended       through         ended        Year ended      Year ended        through
     June 30,     December 31,    December 31,    December 31,     June 30,     December 31,    December 31,    December 31,
      2001+           2000            1999            1998          2001+           2000            1999            1998
    ----------    ------------    ------------    ------------    ----------    ------------    ------------    -------------
     $ 14.45        $ 15.19         $ 11.80         $ 10.00        $ 14.45        $ 15.19          $11.80          $ 9.22
     -------        -------         -------         -------        -------        -------          ------          ------
       (0.08)         (0.15)          (0.11)          (0.08)         (0.08)         (0.15)          (0.11)          (0.06)
       (1.59)         (0.38)           3.51            1.88          (1.59)         (0.38)           3.51            2.64
     -------        -------         -------         -------        -------        -------          ------          ------
       (1.67)         (0.53)           3.40            1.80          (1.67)         (0.53)           3.40            2.58
     -------        -------         -------         -------        -------        -------          ------          ------
          --          (0.17)          (0.01)             --             --          (0.17)          (0.01)             --
          --          (0.04)             --              --             --          (0.04)             --              --
     -------        -------         -------         -------        -------        -------          ------          ------
          --          (0.21)          (0.01)             --             --          (0.21)          (0.01)             --
     -------        -------         -------         -------        -------        -------          ------          ------
     $ 12.78        $ 14.45         $ 15.19         $ 11.80        $ 12.78        $ 14.45          $15.19          $11.80
     =======        =======         =======         =======        =======        =======          ======          ======
      (11.56%)        (3.46%)         28.80%          18.00%        (11.56%)        (3.46%)         28.80%          27.98%
       (1.23%)++      (1.01%)         (0.91%)         (1.84%)++      (1.23%)++      (1.01%)         (0.91%)         (1.84%)++
        2.33%++        2.24%           2.34%           3.28%++        2.33%++        2.24%           2.34%           3.28%++
          54%            70%             72%             32%            54%            70%             72%             32%
     $80,357        $91,246         $58,937         $12,351        $ 2,142        $ 2,293          $  806          $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Opportunities Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

Notes to Financial Statements unaudited

system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the

MainStay Growth Opportunities Fund

distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through January 1, 2001, Madison Square Advisors LLC served as subadvisor to the Fund under a Sub-Advisory Agreement with MainStay Management. As of January 2, 2001, the Fund is advised by NYLIM directly, without a subadvisor, and Madison Square Advisors LLC was merged into NYLIM on February 28, 2001.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, the Manager earned $412,133. It was not necessary for the Manager to reimburse the Fund for expenses.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,831 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,506, $70,471 and $929, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001, amounted to $258,252.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $11,959,357, which represents 34.7% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,272 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,037 for the six months ended June 30, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $1,367,493 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $63,041 and $62,460, respectively.

MainStay Growth Opportunities Fund

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      SIX MONTHS ENDED                    YEAR ENDED
                                                       JUNE 30, 2001*                  DECEMBER 31, 2000
                                                 ---------------------------      ---------------------------
                                                 CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------      -------   -------   -------
Shares sold....................................    285       714        42         1,196     3,298      123
Shares issued in reinvestment of
  distributions................................     --        --        --            36        89        2
                                                  ----      ----       ---         -----     -----      ---
                                                   285       714        42         1,232     3,387      125
Shares redeemed................................   (235)     (740)      (33)         (356)     (953)     (19)
                                                  ----      ----       ---         -----     -----      ---
Net increase (decrease)........................     50       (26)        9           876     2,434      106
                                                  ====      ====       ===         =====     =====      ===

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSGP10- 08/01
                                       21
[RECYCLE LOGO]


                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth Opportunities Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

PRESIDENT'S LETTER

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 INVESTED IN MAINSTAY
RESEARCH VALUE FUND VERSUS
RUSSELL 1000 VALUE INDEX AND INFLATION

CLASS A SHARES Total Returns: 1 Year -5.55%, Since Inception 7.79%

                                 [LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
                                                          FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                 -----------------------        ----------------        -------------------------
6/1/98                                                     9450                       10000                       10000
6/98                                                       9327                       10006                       10128
9/98                                                       8203                       10043                        8955
12/98                                                      9734                       10098                       10442
3/99                                                      10074                       10135                       10591
6/99                                                      11227                       10209                       11786
9/99                                                      10499                       10313                       10631
12/99                                                     11520                       10368                       11208
3/00                                                      12412                       10516                       11262
6/00                                                      12610                       10583                       10734
9/00                                                      13155                       10657                       11577
12/00                                                     13236                       10712                       11994
3/01                                                      12306                       10816                       11291
6/01                                                      12603                       10915                       11842

CLASS B SHARES Total Returns: 1 Year -5.84%, Since Inception 8.40%

                                 [LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
                                                          FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                 -----------------------        ----------------        -------------------------
6/1/98                                                    10000                       10000                       10000
6/98                                                       9870                       10006                       10128
9/98                                                       8660                       10043                        8955
12/98                                                     10250                       10098                       10442
3/99                                                      10590                       10135                       10591
6/99                                                      11780                       10209                       11786
9/99                                                      11000                       10313                       10631
12/99                                                     12050                       10368                       11208
3/00                                                      12963                       10516                       11262
6/00                                                      13142                       10583                       10734
9/00                                                      13677                       10657                       11577
12/00                                                     13741                       10712                       11994
3/01                                                      12758                       10816                       11291
6/01                                                      12826                       10915                       11842

CLASS C SHARES Total Returns: 1 Year -1.87%, Since Inception 8.95%

                                 [LINE GRAPH]

                                                 MAINSTAY RESEARCH VALUE
                                                          FUND                  INFLATION (CPI)+        RUSSELL 1000 VALUE INDEX*
                                                 -----------------------        ----------------        -------------------------
6/1/98                                                    10000                       10000                       10000
6/98                                                       9870                       10006                       10128
9/98                                                       8660                       10043                        8955
12/98                                                     10250                       10098                       10442
3/99                                                      10590                       10135                       10591
6/99                                                      11780                       10209                       11786
9/99                                                      11000                       10313                       10631
12/99                                                     12050                       10368                       11208
3/00                                                      12963                       10516                       11262
6/00                                                      13142                       10583                       10734
9/00                                                      13677                       10657                       11577
12/00                                                     13741                       10712                       11994
3/01                                                      12758                       10816                       11291
6/01                                                      13026                       10915                       11842

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
    (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Several factors drove equity market performance during the first half of 2001. Ranking high among them was a setback in corporate profitability. In the first quarter of 2001, reported earnings for the companies of the S&P 500 Index(1) fell for the third consecutive period, to approximately $12.24--down 14% from the $14.20 recorded in the first quarter of 2000. Many companies continued to guide future earnings expectations even lower in the second quarter of 2001.

The United States pursued several monetary and fiscal policies designed to stimulate its economy during the first half of the year. A major tax reduction program was signed into law in early June, a portion of which is scheduled to take effect in the third quarter of 2001. An expansion in the money supply added liquidity to the economy. Notably, the Federal Reserve moved to lower interest rates six times in the six-month period, reducing the targeted federal funds rate by a total of 2.75%.

Despite these proactive efforts to reinvigorate the economy, corporate earnings remained sluggish across most industry sectors. The stock market has been slow to respond to monetary and fiscal initiatives because investors have found it difficult to predict the timing and magnitude of their economic impact.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Research Value Fund returned -4.78% for Class A shares and -5.20% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 1.36% return of the average Lipper(2) multi-cap value fund and the -1.26% return of the Russell 1000(R) Value Index,(3) but all share classes outperformed the -6.70% return of the S&P 500 Index over the same period.

Throughout the reporting period, we strictly adhered to the Fund's fundamental analysis and portfolio diversification disciplines. The Fund's performance relative to its peers was due primarily to mixed results from individual stock selection.

STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the semiannual period were spread across several economic sectors.(4) Among the Fund's performance leaders were the following:

- Kmart preferred stock (+76.11%), which advanced as the nationally known retailer made important strides in its restructuring plan and in liquidating excess inventory.


-------


(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.


(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) See footnote on page 4 for more information about the Russell 1000(R) Value Index.


(4) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/01.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                 [BAR GRAPH]

                                               12/98                  12/99                  12/00                   6/01
                                               -----                  -----                  -----                   ----
Class A                                         3.00                  18.35                  14.89                  -4.78
Class B and Class C                             2.50                  17.56                  14.03                  -5.20

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 9 for more information on performance.


- IBM (+32.94%) performed well as the company's service businesses enabled it to maintain stable earnings in a difficult market for technology stocks.

- Sprint (PCS) (+18.16%) benefited during the period as the wireless-telecommunications sector began to show some faint signs of life.

- First Data (+21.94%), which provides merchant-processing, credit-card, and money-transfer services, showed strong performance as it continued to generate quality earnings.

- UnumProvident (+19.52%), the industry leader in group and individual disability insurance, performed well as investors gained confidence that Unum and Provident could effect a smooth integration after their merger. We purchased this stock for the Fund during the semiannual period.

Besides UnumProvident, we also purchased KPMG Consulting Group and McDonald's over the first half of the year. KPMG Consulting is one of the world's largest consulting firms with over 2,500 clients. Despite a slowdown in new consulting engagements during the global economic slowdown, we believe the stock is attractively valued given its business model. McDonald's has suffered from economic softness in Europe, rising commodity costs, a strong U.S. dollar, and concerns over outbreaks of mad cow disease and hoof-and-mouth disease. Nevertheless, we anticipate a rebound in beef consumption in Europe in the near term and believe that McDonald's may post respectable sales growth later in 2001.

Some of the Fund's stocks that did not do well were Pharmacia (-24.67%), Texas Instruments (-32.67%), and Sara Lee (-22.89%). Pharmacia declined along with many pharmaceutical stocks, as investors perceived the sector to be overpriced after a substantial run-up. Concerns also emerged about government intervention in drug pricing and slow Federal Drug Administration approvals for new drugs. Texas Instruments tracked the poor performance of the semiconductor industry, as slack demand for computers and telecommunications equipment adversely impacted company earnings. Sara Lee experienced earnings disappointments and was further affected by some investors' speculation that the outbreak of diseases that affect cattle may hurt the company's future earnings. The Fund continues to hold these issues, however, since all three companies are among the leaders in their respective industries and we believe each is now at a compelling valuation.

We sold the Fund's positions in United Technologies, JP Morgan Chase, and Target during the reporting period. The Fund sold United Technologies at a profit primarily due to valuation concerns. We sold the Fund's entire position in JP Morgan Chase based on concerns about its loan portfolio, venture-capital portfolio, reduced capital-markets activity, and uncertain profit outlook. Target was sold in keeping with our investment disciplines. The stock had risen significantly from its purchase price and we believed it had reached its full value.

We do not seek to over- or underweight sectors in the Fund, but rather construct the portfolio on a stock-by-stock basis. As a result of our bottom-up security selection, however, we did decrease the Fund's exposure to financial stocks toward the end of the semiannual period, after prices rose significantly as interest rates declined.

LOOKING AHEAD

It's not certain when the U.S. economy will recover. While lower interest rates should help corporations reduce debt and strengthen their balance sheets, it's difficult to say whether monetary easing will provide the catalyst needed for a new cycle of capital spending. The fact that many firms have pared inventories, reducing the need for future production cuts, is a promising sign. In addition, consumer confidence and spending growth appear to be stabilizing at reasonably healthy levels.

On the other hand, we can envision many countervailing factors that might delay an economic resurgence. We will remain alert to dislocations in energy and raw materials prices, global economic sluggishness, continued strength in the U.S. dollar, or unforeseen political developments following a shift in Senate majority leadership.

We remain focused on our disciplined strategy of value investing, searching for new ideas primarily among stocks that are out of favor or that have suffered temporary setbacks. We continue to seek opportunities to add new securities to the portfolio when their stock prices are near a 52-week low or below a recent high. Importantly, these stocks must also be attractively valued with a demonstrable event, catalyst, or market position that we believe will drive future value creation. In an effort to counterbalance recent market volatility, we are especially interested in relatively stable names.

Finally, and most significantly, we continue to seek to manage risk through intense fundamental research. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Daniel M. Theriault
Joseph A. Austin
John (Jack) W. Murphy
Portfolio Managers
John A. Levin & Co., Inc.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/01
    Class A                       -0.05%                      9.78%
    Class B                       -0.88%                      8.95%
    Class C                       -0.88%                      8.95%

   FUND RETURNS (WITH SALES CHARGES)*

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/01
    Class A                       -5.55%                      7.79%
    Class B                       -5.84%                      8.40%
    Class C                       -1.87%                      8.95%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                  1 YEAR         SINCE INCEPTION THROUGH 6/30/01
    Class A                419 out of 515 funds        76 out of 370 funds
    Class B                425 out of 515 funds        96 out of 370 funds
    Class C                425 out of 515 funds        110 out of 382 funds
    Average Lipper
    multi-cap value fund          11.37%                      6.19%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $11.96      $0.0000      $0.0000
    Class B     $11.66      $0.0000      $0.0000
    Class C     $11.66      $0.0000      $0.0000

-------

* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.

MainStay Research Value Fund




                                      SHARES           VALUE
                                    ---------------------------
COMMON STOCKS (89.5%)
AEROSPACE/DEFENSE (1.4%)
Rockwell International Corp. .....      20,500      $   781,460
                                                    -----------

AGRICULTURAL PRODUCTS (1.2%)
Monsanto Co. .....................      18,100          669,700
                                                    -----------

BANKS (5.1%)
Bank of New York Co., Inc.
 (The)............................      24,500        1,176,000
FleetBoston Financial Corp. ......      22,000          867,900
U.S. Bancorp......................      36,958          842,273
                                                    -----------
                                                      2,886,173
                                                    -----------
BEVERAGES (2.2%)
Anheuser-Busch Cos., Inc. ........      20,500          844,600
Coca-Cola Co. (The)...............       9,600          432,000
                                                    -----------
                                                      1,276,600
                                                    -----------
BROADCAST/MEDIA (0.8%)
Grupo Televisa S.A. Class A GDR
 (a)(c)...........................       4,600          184,046
Pegasus Communications Corp.
 (a)..............................      12,600          283,500
                                                    -----------
                                                        467,546
                                                    -----------
CHEMICALS (2.3%)
Du Pont (E.I.) De Nemours &
 Co. .............................      27,600        1,331,424
                                                    -----------

COMMUNICATIONS--EQUIPMENT (1.9%)
General Motors Corp. Class H
 (a)..............................      54,600        1,105,650
                                                    -----------

COMPUTER SOFTWARE & SERVICES (5.8%)
Automatic Data Processing,
 Inc. ............................      17,100          849,870
First Data Corp. Class A..........      24,400        1,567,700
Sabre Holdings Corp. Class A
 (a)..............................      17,038          851,900
                                                    -----------
                                                      3,269,470
                                                    -----------
COMPUTER SYSTEMS (5.2%)
Compaq Computer Corp. ............      72,700        1,126,123
Hewlett-Packard Co. ..............      40,100        1,146,860
International Business Machines
 Corp. ...........................       5,800          655,400
                                                    -----------
                                                      2,928,383
                                                    -----------
ELECTRIC POWER COMPANIES (2.1%)
Constellation Energy Group,
 Inc. ............................      27,400        1,167,240
                                                    -----------
ELECTRICAL EQUIPMENT (5.6%)
Emerson Electric Co. .............      18,700        1,131,350
General Electric Co. .............      19,200          936,000
Koninklijke Philips Electronics...      41,889        1,107,126
                                                    -----------
                                                      3,174,476
                                                    -----------

                                      SHARES           VALUE
                                    ---------------------------
ELECTRONICS--SEMICONDUCTORS (1.7%)
Texas Instruments Inc. ...........      30,900      $   973,350
                                                    -----------

FOOD (4.1%)
Heinz (H.J.) Co. .................      21,900          895,491
Sara Lee Corp. ...................      77,000        1,458,380
                                                    -----------
                                                      2,353,871
                                                    -----------
HARDWARE & TOOLS (2.0%)
Black & Decker Corp. (The)........      28,250        1,114,745
                                                    -----------

HEALTH CARE--DRUGS (3.0%)
Lilly (Eli) & Co. ................      11,200          828,800
Pharmacia Corp. ..................      19,433          892,946
                                                    -----------
                                                      1,721,746
                                                    -----------
HEALTH CARE--HMOS (1.4%)
Aetna Inc. (a)....................      31,100          804,557
                                                    -----------

HEALTH CARE--MISCELLANEOUS (3.3%)
American Home Products Corp. .....      17,500        1,022,700
Johnson & Johnson.................      16,600          830,000
                                                    -----------
                                                      1,852,700
                                                    -----------
HOUSEHOLD PRODUCTS (1.5%)
Clorox Co. (The)..................      25,700          869,945
                                                    -----------

INDEPENDENT POWER PRODUCERS (1.4%)
Reliant Resources, Inc. (a).......      33,300          822,510
                                                    -----------

INSURANCE (11.9%)
ACE Ltd. .........................      37,600        1,469,784
Aon Corp. ........................      52,500        1,837,500
John Hancock Financial Services,
 Inc. ............................      18,000          724,680
UnumProvident Corp. ..............      47,500        1,525,700
XL Capital Ltd. Class A...........      14,600        1,198,660
                                                    -----------
                                                      6,756,324
                                                    -----------
MACHINERY--DIVERSIFIED (1.1%)
Deere & Co. ......................      16,000          605,600
                                                    -----------

MANUFACTURING (4.7%)
Honeywell International Inc. .....      34,500        1,207,155
Tyco International Ltd. ..........      26,700        1,455,150
                                                    -----------
                                                      2,662,305
                                                    -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.6%)
El Paso Corp......................      17,000          893,180
                                                    -----------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                      SHARES           VALUE
                                    ---------------------------
COMMON STOCKS (CONTINUED)

OIL & GAS SERVICES (4.4%)
Burlington Resources Inc. ........      25,700      $ 1,026,715
Schlumberger Ltd. ................      11,600          610,740
Unocal Corp. .....................      25,700          877,655
                                                    -----------
                                                      2,515,110
                                                    -----------
OIL--INTERGRATED DOMESTIC (1.9%)
Conoco Inc. Class A...............      38,800        1,094,160
                                                    -----------
PUBLISHING (1.9%)
Tribune Co. ......................      26,900        1,076,269
                                                    -----------

RESTAURANTS (1.0%)
McDonald's Corp. .................      21,600          584,496
                                                    -----------

SPECIALIZED SERVICES (2.2%)
KPMG Consulting Inc. .............      80,400        1,234,140
                                                    -----------

TELECOMMUNICATIONS (2.0%)
Sprint Corp. (PCS Group) (a)......      46,400        1,120,560
                                                    -----------

TELEPHONE (4.8%)
BellSouth Corp. ..................      40,300        1,622,881
Verizon Communications Inc. ......      21,000        1,123,500
                                                    -----------
                                                      2,746,381
                                                    -----------
Total Common Stocks
 (Cost $50,454,738)...............                   50,860,071
                                                    -----------
PREFERRED STOCKS (3.6%)

Crown Castle International Corp.
 Conv. Pfd, 6.25%.................       9,400          321,950
Kmart Financing Conv. Pfd,
 7.75%............................      10,500          493,500
News Corp. Ltd.-- Pfd ADR (b).....      38,300        1,240,920
                                                    -----------
                                                      2,056,370
                                                    -----------
Total Preferred Stocks
 (Cost $2,080,350)................                    2,056,370
                                                    -----------
                                    PRINCIPAL
                                      AMOUNT           VALUE
                                    ---------------------------
SHORT-TERM INVESTMENT (6.4%)

Bank of New York Cayman
 3.625%, due 7/2/01...............  $3,633,000      $ 3,633,000
                                                    -----------
Total Short-Term Investment
 (Cost $3,633,000)................                    3,633,000
                                                    -----------
Total Investments
 (Cost $56,168,088) (d)...........        99.5%      56,549,441(e)
Cash and Other Assets,
 Less Liabilities.................         0.5          273,292
                                    ----------      -----------
Net Assets........................       100.0%     $56,822,733
                                    ==========      ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  GDR--Global Depositary Receipt.
(d)  The cost for federal income tax purposes is $56,255,404.
(e) At June 30, 2001, net unrealized appreciation was $294,037, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,186,943 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,892,906.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001 UNAUDITED

ASSETS:
Investment in securities, at value (identified cost
  $56,168,088)..............................................       $56,549,441
Receivables:
  Investment Securities Sold................................         4,420,631
  Fund shares sold..........................................           137,188
  Dividends and interest....................................            67,330
Unamortized organization expense............................            25,961
                                                                   -----------
        Total assets........................................        61,200,551
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         3,849,187
  Fund shares redeemed......................................           359,977
  Manager...................................................            47,308
  Transfer agent............................................            34,092
  NYLIFE Distributors.......................................            31,858
  Custodian.................................................            18,074
  Trustees..................................................               380
Accrued expenses............................................            36,942
                                                                   -----------
        Total liabilities...................................         4,377,818
                                                                   -----------
Net assets..................................................       $56,822,733
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    19,555
  Class B...................................................            23,559
  Class C...................................................             5,112
Additional paid-in capital..................................        55,113,940
Accumulated net investment loss.............................          (118,573)
Accumulated undistributed net realized gain on
  investments...............................................         1,397,787
Net unrealized appreciation on investments..................           381,353
                                                                   -----------
Net assets..................................................       $56,822,733
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $23,379,351
                                                                   ===========
Shares of beneficial interest outstanding...................         1,955,494
                                                                   ===========
Net asset value per share outstanding.......................       $     11.96
Maximum sales charge (5.50% of offering price)..............              0.70
                                                                   -----------
Maximum offering price per share outstanding................       $     12.66
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $27,480,171
                                                                   ===========
Shares of beneficial interest outstanding...................         2,355,855
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.66
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 5,963,211
                                                                   ===========
Shares of beneficial interest outstanding...................           511,223
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.66
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2001 UNAUDITED

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   394,268
  Interest..................................................       92,934
                                                              -----------
    Total income............................................      487,202
                                                              -----------
Expenses:
  Manager...................................................      230,604
  Distribution--Class B.....................................       96,825
  Distribution--Class C.....................................       19,930
  Transfer agent............................................       92,811
  Service--Class A..........................................       28,906
  Service--Class B..........................................       32,275
  Service--Class C..........................................        6,644
  Registration..............................................       24,538
  Custodian.................................................       17,525
  Professional..............................................       14,321
  Shareholder communication.................................       11,339
  Recordkeeping.............................................       10,686
  Amortization of organization expense......................        6,653
  Trustees..................................................          816
  Miscellaneous.............................................       12,109
                                                              -----------
    Total expenses before reimbursement.....................      605,982
Expense reimbursement by Manager............................         (207)
                                                              -----------
    Net expenses............................................      605,775
                                                              -----------
Net investment loss.........................................     (118,573)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................      909,500
Net change in unrealized appreciation on investments........   (3,670,773)
                                                              -----------
Net realized and unrealized loss on investments.............   (2,761,273)
                                                              -----------
Net decrease in net assets resulting from operations........  $(2,879,846)
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $2,310.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2001*        2000
                                                              ---------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $  (118,573)    $  (110,457)
  Net realized gain on investments..........................        909,500       3,783,455
  Net change in unrealized appreciation on investments......     (3,670,773)        801,022
                                                                -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (2,879,846)      4,474,020
                                                                -----------     -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --      (1,290,721)
    Class B.................................................             --      (1,322,917)
    Class C.................................................             --        (212,080)
                                                                -----------     -----------
      Total distributions to shareholders...................             --      (2,825,718)
                                                                -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      3,337,291       7,524,615
    Class B.................................................      7,835,639      13,382,748
    Class C.................................................      2,666,339       3,381,650
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --       1,139,725
    Class B.................................................             --       1,199,702
    Class C.................................................             --         129,874
                                                                -----------     -----------
                                                                 13,839,269      26,758,314
  Cost of shares redeemed:
    Class A.................................................     (1,407,662)     (1,092,487)
    Class B.................................................     (2,026,471)     (2,246,401)
    Class C.................................................       (754,518)       (325,720)
                                                                -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................      9,650,618      23,093,706
                                                                -----------     -----------
      Net increase in net assets............................      6,770,772      24,742,008
NET ASSETS:
Beginning of period.........................................     50,051,961      25,309,953
                                                                -----------     -----------
End of period...............................................    $56,822,733     $50,051,961
                                                                ===========     ===========
Accumulated net investment loss at end of period............    $  (118,573)    $        --
                                                                ===========     ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                       Class A
                                                              ---------------------------------------------------------
                                                               Six months                                    June 1*
                                                                 ended        Year ended     Year ended      through
                                                                June 30,     December 31,   December 31,   December 31,
                                                                 2001+           2000           1999           1998
                                                              ------------   ------------   ------------   ------------
Net asset value at beginning of period......................    $ 12.56        $ 11.62        $ 10.30        $ 10.00
                                                                -------        -------        -------        -------
Net investment income (loss) (a)............................      (0.00)(b)       0.00(b)       (0.03)         (0.07)
Net realized and unrealized gain (loss) on investments......      (0.60)          1.70           1.90           0.37
                                                                -------        -------        -------        -------
Total from investment operations............................      (0.60)          1.70           1.87           0.30
                                                                -------        -------        -------        -------
Less distributions:
  From net realized gain on investments.....................         --          (0.76)         (0.37)            --
  In excess of net realized gain on investments.............         --             --          (0.18)            --
                                                                -------        -------        -------        -------
Total distributions to shareholders.........................         --          (0.76)         (0.55)            --
                                                                -------        -------        -------        -------
Net asset value at end of period............................    $ 11.96        $ 12.56        $ 11.62        $ 10.30
                                                                =======        =======        =======        =======
Total investment return (c).................................      (4.78%)        14.89%         18.35%          3.00%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income (loss)............................      (0.01%)++       0.06%         (0.33%)        (1.48%)++
    Net expenses............................................       1.80%++        1.80%          1.80%          3.15%++
    Expenses (before reimbursement).........................       1.80%++        1.89%          2.14%          3.15%++
Portfolio turnover rate.....................................         19%            60%            63%            53%
Net assets at end of period (in 000's)......................    $23,379        $22,619        $13,987        $10,378

-------
 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                                     Class C
     ---------------------------------------------------------   ----------------------------------------------------------
      Six months                                    June 1*       Six months                                  September 1**
        ended        Year ended     Year ended      through         ended        Year ended     Year ended       through
       June 30,     December 31,   December 31,   December 31,     June 30,     December 31,   December 31,   December 31,
        2001+           2000           1999           1998          2001+           2000           1999           1998
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   -------------
       $ 12.30        $ 11.48        $ 10.25        $ 10.00        $ 12.30        $ 11.48        $ 10.25         $  8.30
       -------        -------        -------        -------        -------        -------        -------         -------
        (0.04)          (0.08)         (0.09)         (0.10)        (0.04)          (0.08)         (0.09)          (0.06)
        (0.60)           1.66           1.87           0.35         (0.60)           1.66           1.87            2.01
       -------        -------        -------        -------        -------        -------        -------         -------
        (0.64)           1.58           1.78           0.25         (0.64)           1.58           1.78            1.95
       -------        -------        -------        -------        -------        -------        -------         -------
            --          (0.76)         (0.37)            --             --          (0.76)         (0.37)             --
            --             --          (0.18)            --             --             --          (0.18)             --
       -------        -------        -------        -------        -------        -------        -------         -------
            --          (0.76)         (0.55)            --             --          (0.76)         (0.55)             --
       -------        -------        -------        -------        -------        -------        -------         -------
       $ 11.66        $ 12.30        $ 11.48        $ 10.25        $ 11.66        $ 12.30        $ 11.48         $ 10.25
       =======        =======        =======        =======        =======        =======        =======         =======
         (5.20%)        14.03%         17.56%          2.50%         (5.20%)        14.03%         17.56%          23.49%
         (0.76%)++      (0.69%)        (1.08%)        (2.23%)++      (0.76%)++      (0.69%)        (1.08%)         (2.23%)++
          2.55%++        2.55%          2.55%          3.90%++        2.55%++        2.55%          2.55%           3.90%++
          2.55%++        2.64%          2.89%          3.90%++        2.55%++        2.64%          2.89%           3.90%++
            19%            60%            63%            53%            19%            60%            63%             53%
       $27,480        $23,087        $10,176        $ 4,589        $ 5,963        $ 4,345        $ 1,146         $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY RESEARCH VALUE FUND

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices

NOTES TO FINANCIAL STATEMENTS UNAUDITED


supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MAINSTAY RESEARCH VALUE FUND

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, the Manager earned $230,604 and reimbursed the Fund $207.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $2,842 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $2,856, $16,923 and $1,361, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001, amounted to $92,811.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of 12,003,306. This represents 51.3% of the net assets at period end for Class A.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $616 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $10,686 for the six months ended June 30, 2001.

MAINSTAY RESEARCH VALUE FUND


NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $18,590 and $9,541, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               SIX MONTHS ENDED                             YEAR ENDED
                                                JUNE 30, 2001*                           DECEMBER 31, 2000
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    271           650           221           590          1,076          269
Shares issued in reinvestment of
  distributions.....................     --            --            --            94            101           11
                                       ----          ----           ---           ---          -----          ---
                                        271           650           221           684          1,177          280
Shares redeemed.....................   (116)         (171)          (63)          (86)          (186)         (27)
                                       ----          ----           ---           ---          -----          ---
Net increase........................    155           479           158           598            991          253
                                       ====          ====           ===           ===          =====          ===

-------
*   Unaudited

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

OFFICERS AND TRUSTEES*

                                                           [MAINSTAY FUNDS LOGO]

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP

Independent Accountants

* As of June 30, 2001.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
- Not FDIC insured.  - No bank guarantee.  - May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSRV10-08/01

[RECYCLE LOGO]                                                   22


MainStay(R)
Research Value Fund

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              The MainStay(R) Funds                           23

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
July 2001

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Small Cap
Growth Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES Total Returns: 1 Year -29.57%, Since Inception 13.96%

                                  [LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                   ------------------          -------------------          ----------------
6/1/98                                                     9450                       10000                       10000
6/98                                                      10272                       10021                       10006
9/98                                                       8505                        8002                       10043
12/98                                                      9932                        9307                       10098
3/99                                                      10159                        8802                       10135
6/99                                                      12200                       10136                       10209
9/99                                                      13428                        9495                       10313
12/99                                                     20620                       11246                       10368
3/00                                                      23994                       12043                       10516
6/00                                                      20081                       11587                       10583
9/00                                                      21177                       11716                       10657
12/00                                                     16447                       10906                       10712
3/01                                                      12362                       10196                       10816
6/01                                                      14967                       11663                       10915

CLASS B SHARES Total Returns: 1 Year -29.79%, Since Inception 14.65%

                                  [LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                   ------------------          -------------------          ----------------
6/1/98                                                    10000                       10000                       10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                     10460                        9307                       10098
3/99                                                      10680                        8802                       10135
6/99                                                      12800                       10136                       10209
9/99                                                      14060                        9495                       10313
12/99                                                     21550                       11246                       10368
3/00                                                      25010                       12043                       10516
6/00                                                      20900                       11587                       10583
9/00                                                      21990                       11716                       10657
12/00                                                     17044                       10906                       10712
3/01                                                      12780                       10196                       10816
6/01                                                      15246                       11663                       10915

CLASS C SHARES Total Returns: 1 Year -26.83%, Since Inception 15.14%

                                  [LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND             RUSSELL 2000 INDEX*          INFLATION (CPI)+
                                                   ------------------          -------------------          ----------------
6/1/98                                                    10000                       10000                       10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                     10460                        9307                       10098
3/99                                                      10680                        8802                       10135
6/99                                                      12800                       10136                       10209
9/99                                                      14060                        9495                       10313
12/99                                                     21550                       11246                       10368
3/00                                                      25010                       12043                       10516
6/00                                                      20900                       11587                       10583
9/00                                                      21990                       11716                       10657
12/00                                                     17044                       10906                       10712
3/01                                                      12780                       10196                       10816
6/01                                                      15446                       11663                       10915

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first half of 2001 was a challenging period for U.S. growth stocks. Although the stock market in general experienced a significant rebound in the second quarter of 2001, several major equity indices showed negative year-to-date performance as of June 30, 2001. Small-cap stocks were a notable exception, with both growth and value small-cap equities managing to gain ground during the first six months of the year.

Difficulties in the mid-cap and large-cap sectors stemmed largely from an economic slowdown, which the Federal Reserve had worked hard to achieve by tightening interest rates in 2000. Concerned that the slowdown might turn into a recession, however, the Federal Reserve reversed course and began aggressively easing monetary policy early in 2001. From January through June of 2001, the Federal Reserve lowered the targeted federal funds rate six times--for a cumulative reduction of 2.75%.

Realizing that rapid growth could not be sustained in a slowing economy, many companies lowered their earnings estimates and began to lay off workers. Technology and telecommunications companies were among the hardest hit, as capital spending slowed and demand dried up. Several other sectors followed suit, taking a toll on the overall performance of small-cap growth stocks.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Small Cap Growth Fund returned -9.00% for Class A shares and -9.37% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.80% return of the average Lipper(1) small-cap growth fund over the same period. All share classes also underperformed the 6.94% return of the Russell 2000(R) Index.(2)

POSITIONING THE PORTFOLIO

After a resounding trouncing in the first quarter of 2001, communication-services, health care, and technology stocks rebounded sharply in the early part of the second quarter, only to retreat once again in the face of disappointing earnings reports. Fund holdings in all three of these sectors ended the first half of 2001 with negative overall returns.

Three sectors that provided positive contributions to performance were consumer cyclicals, consumer staples, and finance. The Fund's communications-sector holdings were also modestly positive, but the Fund's small weighting in communications was distorted by a single stock's performance.

-------
(1) See footnote and table on page 8 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Russell 2000(R) Index.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

                                  [BAR GRAPH]

12/98                                                                             5.10
12/99                                                                           107.61
12/00                                                                           -20.24
6/01                                                                             -9.00
12/98                                                                             4.60
12/99                                                                           106.02
12/00                                                                           -20.91
6/01                                                                             -9.37

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 8 for more information on performance.

All of the other sectors in which the Fund invested provided negative performance over the six-month reporting period. Due to their large relative weightings in the portfolio, the Fund's health care and technology holdings accounted for the largest portion of the Fund's negative return.

Recent disappointments across a wide array of sectors suggest that few areas with economic sensitivity are immune to the current economic malaise. As we anticipated, financial stocks have performed well as interest rates have declined. Despite disappointing overall results from health care stocks, some issues that are considered more defensive have held up relatively well. Consumer cyclicals have also shown strong relative performance, as consumer spending has remained strong, even though consumer confidence has declined.

To take advantage of these trends, we have been adding to the strong-performing consumer-cyclical and consumer-staple sectors, and selectively expanding the Fund's communication-services and financial holdings. We have also been increasing exposure in health care. Although the Fund is close to its benchmark in most sectors--including technology--it is overweighted in financial stocks.

LOOKING AHEAD

The sharp pullback in the health care, energy, and technology areas may have done severe damage to valuations, but we believe it may also have a bright side. Assuming an eventual economic recovery, there are now a number of companies at compelling valuations whose fundamentals suggest a positive intermediate- to long-term outlook. While we are seeking to manage current risk, we are also selectively establishing positions we believe will have attractive appreciation potential when the economy and the markets turn around.

In the meantime, we remain committed to our disciplined approach to growth investing. Whatever the economy or the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/01
    Class A              -25.47%                       16.07%
    Class B              -26.09%                       15.14%
    Class C              -26.09%                       15.14%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                          1 YEAR          SINCE INCEPTION THROUGH 6/30/01
    Class A              -29.57%                       13.96%
    Class B              -29.79%                       14.65%
    Class C              -26.83%                       15.14%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                           1 YEAR          SINCE INCEPTION THROUGH 6/30/01
    Class A         213 out of 330 funds          52 out of 231 funds
    Class B         222 out of 330 funds          57 out of 231 funds
    Class C         222 out of 330 funds         100 out of 242 funds
    Average Lipper
    small-cap
    growth fund                  -18.99%                       10.80%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A     $15.57      $0.0000      $0.0000
    Class B     $15.18      $0.0000      $0.0000
    Class C     $15.18      $0.0000      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.

                       This page intentionally left blank

MainStay Small Cap Growth Fund


                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (95.2%)+

AEROSPACE/DEFENSE (1.3%)
B/E Aerospace, Inc. (a).........      104,300      $  1,986,915
Triumph Group, Inc. (a).........       47,900         2,347,100
                                                   ------------
                                                      4,334,015
                                                   ------------
BANKS (1.9%)
BankUnited Financial Corp. Class
 A (a)..........................      118,400         1,663,520
New York Community Bancorp,
 Inc. ..........................      114,500         4,310,925
                                                   ------------
                                                      5,974,445
                                                   ------------
BEVERAGES (0.9%)
Constellation Brands, Inc. Class
 A (a)..........................       67,400         2,763,400
                                                   ------------

BIOTECHNOLOGY (4.1%)
InterMune, Inc. (a).............       47,900         1,706,198
Invitrogen Corp. (a)............       38,900         2,793,020
Myriad Genetics, Inc. (a).......       45,300         2,868,391
Protein Design Labs, Inc. (a)...       44,000         3,817,440
TECHNE Corp. (a)................       68,200         2,216,500
                                                   ------------
                                                     13,401,549
                                                   ------------
BROADCAST/MEDIA (1.5%)
Emmis Communications Corp. Class
 A (a)..........................       74,500         2,290,875
Insight Communications Co. Inc.
 Class A (a)....................       77,500         1,937,500
Martha Stewart Living Omnimedi,
 Inc. Class A (a)...............       24,800           572,880
                                                   ------------
                                                      4,801,255
                                                   ------------
COMMUNICATIONS & CONSUMER SERVICES (1.5%)
BISYS Group, Inc. (a)...........       80,300         4,737,700
                                                   ------------

COMPUTER SOFTWARE & SERVICES (10.3%)
Advent Software, Inc. (a).......       85,200         5,410,200
EXE Technologies, Inc. (a)......      280,400         1,643,144
Macrovision Corp. (a)...........       56,100         3,842,850
Manhattan Associates, Inc.
 (a)............................      129,300         5,139,675
Manugistics Group, Inc. (a).....       99,600         2,499,960
Netegrity, Inc. (a).............       62,300         1,869,000
PEC Solutions, Inc. ............       89,900         1,986,790
Radiant Systems, Inc. (a).......      174,600         2,814,552
Synplicity, Inc. (a)............      190,000         1,901,900
Verity, Inc. (a)................       97,400         1,943,130
Precise Software Solutions Ltd.
 (a)............................      141,700         4,350,190
                                                   ------------
                                                     33,401,391
                                                   ------------
COMPUTER SYSTEMS (0.5%)
CACI International Inc. Class A
 (a)............................       33,500         1,574,500
                                                   ------------

                                    SHARES            VALUE
                                  -----------------------------
COMPUTERS--HARDWARE (2.7%)
Avocent Corp. (a)...............      153,600      $  3,494,400
Cabot Microelectronics Corp.
 (a)............................       47,200         2,926,400
Ixia (a)........................      125,000         2,375,000
                                                   ------------
                                                      8,795,800
                                                   ------------
COMPUTERS--NETWORKING (0.9%)
Stratos Lightwave, Inc. (a).....      216,100         2,809,300
                                                   ------------

COMPUTERS--PERIPHERAL (1.0%)
Integrated Circuit Systems, Inc.
 (a)............................      169,000         3,244,800
                                                   ------------

EDUCATION (2.6%)
Corinthian Colleges, Inc. (a)...      113,900         5,361,273
Edison Schools Inc. (a).........      128,600         2,937,224
                                                   ------------
                                                      8,298,497
                                                   ------------
ELECTRICAL EQUIPMENT (0.5%)
Gilat Satellite Networks Ltd.
 (a)............................       48,100           577,200
Proton Energy Systems, Inc.
 (a)............................       98,500         1,182,000
                                                   ------------
                                                      1,759,200
                                                   ------------
ELECTRONICS--COMPONENTS (6.9%)
Amphenol Corp. Class A (a)......       90,200         3,612,510
DDi Corp. (a)...................      109,800         2,196,000
Merix Corp. (a).................      139,300         2,436,357
Microtune, Inc. (a).............      106,700         2,347,400
Plexus Corp. (a)................      138,900         4,583,700
Rudolph Technologies, Inc.
 (a)............................       77,800         3,656,600
Zoran Corp. (a).................      121,900         3,622,868
                                                   ------------
                                                     22,455,435
                                                   ------------
ELECTRONICS--DEFENSE (0.6%)
Aeroflex Inc. (a)...............      186,550         1,958,775
                                                   ------------

ELECTRONICS--INSTRUMENTATION (2.7%)
FEI Co. (a).....................       84,400         3,460,400
Mettler-Toledo International
 Inc. (a).......................      121,800         5,267,850
                                                   ------------
                                                      8,728,250
                                                   ------------
ELECTRONICS--SEMICONDUCTORS (3.5%)
EMCORE Corp. (a)................      124,000         3,813,000
Integrated Silicon Solution,
 Inc. (a).......................      287,300         3,993,470
Photronics, Inc. (a)............       94,000         2,412,040
Simplex Solutions, Inc. (a).....       49,600         1,175,520
                                                   ------------
                                                     11,394,030
                                                   ------------
FINANCE ( 5.6%)
AmeriCredit Corp. (a)...........      148,300         7,704,185
BlackRock, Inc. Class A (a).....       76,800         2,633,472
IndyMac Bancorp, Inc. (a).......       91,100         2,441,480
Investors Financial Services
 Corp. .........................       32,000         2,144,000
Metris Cos. Inc. ...............       98,600         3,323,806
                                                   ------------
                                                     18,246,943
                                                   ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited

                                    SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (CONTINUED)
FOOD & HEALTH CARE DISTRIBUTORS (3.3%)
AmeriSource Health Corp. Class A
 (a)............................       67,000      $  3,705,100
Patterson Dental Co. (a)........       82,600         2,725,800
Performance Food Group Co.
 (a)............................      145,400         4,395,442
                                                   ------------
                                                     10,826,342
                                                   ------------
HEALTH CARE--DRUGS (4.6%)
Abgenix, Inc. (a)...............       30,600         1,377,000
Barr Laboratories, Inc. (a).....       73,600         5,182,176
Cell Therapeutics, Inc. (a).....       59,800         1,652,872
Cubist Pharmaceuticals, Inc.
 (a)............................       39,800         1,512,400
CV Therapeutics, Inc. (a).......       32,800         1,869,600
Kos Pharmaceuticals, Inc. ......       44,200         1,644,240
Titan Pharmaceuticals, Inc.
 (a)............................       56,800         1,704,568
                                                   ------------
                                                     14,942,856
                                                   ------------
HEALTH CARE--MISCELLANEOUS (8.1%)
AdvancePCS (a)..................       69,400         4,445,070
Digene Corp. (a)................       63,600         2,594,880
MAXIMUS, Inc. (a)...............       86,100         3,451,749
Orthodontic Centers of
 America, Inc. (a)..............      100,300         3,048,117
PRAECIS PHARMACEUTICALS INC.
 (a)............................       69,000         1,134,360
Province Healthcare Co. (a).....      145,000         5,117,050
RehabCare Group, Inc. (a).......       73,100         3,523,420
Respironics, Inc. (a)...........       80,900         2,407,584
Unilab Corp. (a)................       15,400           388,080
                                                   ------------
                                                     26,110,310
                                                   ------------
INSURANCE (1.0%)
RenaissanceRe Holdings Ltd. ....       41,600         3,080,480
                                                   ------------

INTERNET SOFTWARE & SERVICES (1.7%)
Agile Software Corp. (a)........      146,100         2,483,700
RADWARE Ltd. (a)................      164,300         2,965,615
                                                   ------------
                                                      5,449,315
                                                   ------------
INVESTMENT MANAGEMENT (2.0%)
Affiliated Managers Group, Inc.
 (a)............................      105,300         6,475,950
                                                   ------------

MACHINERY (0.1%)
Global Power Equipment Group
 Inc. (a).......................       16,000           468,800
                                                   ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.9%)
Equitable Resources, Inc. ......       83,800         2,791,378
                                                   ------------
OIL & GAS SERVICES (2.6%)
Hanover Compressor Co. (a)......      100,800         3,335,472
Horizon Offshore, Inc. (a)......      112,000         1,512,000

                                    SHARES            VALUE
                                  -----------------------------
OIL & GAS SERVICES (CONTINUED)
Louis Dreyfus Natural Gas Corp.
 (a)............................       51,900      $  1,808,715
Pride International, Inc. (a)...       91,800         1,744,200
                                                   ------------
                                                      8,400,387
                                                   ------------
RESTAURANTS (1.8%)
CEC Entertainment, Inc. (a).....       46,800         2,309,580
Cheesecake Factory Inc. (The)
 (a)............................       57,400         1,624,420
Smith & Wollensky Restaurant
 Group, Inc. (a)................      315,700         1,767,920
                                                   ------------
                                                      5,701,920
                                                   ------------
RETAIL (10.2%)
Abercrombie & Fitch Co. (a).....      172,100         7,658,450
Cost Plus, Inc. (a).............      227,700         6,831,000
Galyan's Trading Co., Inc.
 (a)............................       51,400         1,048,560
Genesco Inc. (a)................       98,100         3,296,160
Linens 'n Things, Inc. (a)......      133,100         3,636,292
Mobile Mini, Inc. (a)...........        5,000           164,900
Rent-A-Center, Inc. (a).........       57,700         3,035,020
Tweeter Home Entertainment
 Group, Inc. (a)................      210,900         7,444,770
                                                   ------------
                                                     33,115,152
                                                   ------------
SPECIALIZED SERVICES (1.3%)
Corporate Executive Board Co.
 (a)............................      101,700         4,271,400
                                                   ------------

TELECOMMUNICATIONS (2.9%)
BreezeCOM Ltd. (a)..............      165,300           728,973
Digital Lightwave, Inc. (a).....       81,900         3,027,024
EXFO Electro-Optical
 Engineering Inc. (a)...........       69,900         1,128,885
LCC International, Inc. Class A
 (a)............................      149,300           988,366
Metro One Telecommunications,
 Inc. (a).......................       54,800         3,554,876
                                                   ------------
                                                      9,428,124
                                                   ------------
TEXTILES (1.3%)
Coach, Inc. (a).................      114,700         4,364,335
                                                   ------------

TRANSPORTATION (2.3%)
C.H. Robinson Worldwide,
 Inc. ..........................      163,300         4,554,437
UTi Worldwide Inc. .............      176,300         2,806,696
                                                   ------------
                                                      7,361,133
                                                   ------------
WASTE MANAGEMENT (2.1%)
Waste Connections, Inc. (a).....      189,200         6,811,200
                                                   ------------
Total Common Stocks
 (Cost $284,709,430)............                    308,278,367
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Growth Fund


                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  -----------------------------
SHORT-TERM INVESTMENTS (6.2%)

COMMERCIAL PAPER (2.1%)
American Express Credit Corp.
 3.85%, due 7/3/01..............  $ 4,895,000      $  4,893,428
Chevron USA Inc.
 3.77%, due 7/2/01..............    1,500,000         1,499,686
UBS Finance (Delaware) LLC
 4.14%, due 7/2/01..............      450,000           449,896
                                                   ------------
Total Commercial Paper
 (Cost $6,843,010)..............                      6,843,010
                                                   ------------
                                    SHARES
                                  -----------
INVESTMENT COMPANY (4.1%)
Merrill Lynch Premier
 Institutional Fund.............   13,112,672        13,112,672
                                                   ------------
Total Investment Company
 (Cost $13,112,672).............                     13,112,672
                                                   ------------
Total Short-Term Investments
 (Cost $19,955,682).............                     19,955,682
                                                   ------------
Total Investments
 (Cost $304,665,112) (b)........        101.4%      328,234,049(c)
Liabilities in Excess of Cash
 and Other Assets...............         (1.4)       (4,606,833)
                                  -----------      ------------
Net Assets......................        100.0%     $323,627,216
                                  ===========      ============



-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $304,957,847.
(c) At June 30, 2001, net unrealized appreciation was $23,276,202, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $57,641,372 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $34,365,170.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $304,665,112).............................................       $328,234,049
Cash........................................................              2,781
Receivables:
  Investment securities sold................................          9,622,025
  Fund shares sold..........................................            268,816
  Dividends.................................................             27,638
Unamortized organization expense............................             25,961
                                                                   ------------
        Total assets........................................        338,181,270
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         13,262,314
  Fund shares redeemed......................................            459,054
  Transfer agent............................................            271,194
  Manager...................................................            252,310
  NYLIFE Distributors.......................................            198,208
  Custodian.................................................             18,981
  Trustees..................................................              2,768
Accrued expenses............................................             89,225
                                                                   ------------
        Total liabilities...................................         14,554,054
                                                                   ------------
Net assets..................................................       $323,627,216
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     55,853
  Class B...................................................            150,554
  Class C...................................................              5,310
Additional paid-in capital..................................        422,097,898
Accumulated net investment loss.............................         (3,067,295)
Accumulated net realized loss on investments................       (119,184,041)
Net unrealized appreciation on investments..................         23,568,937
                                                                   ------------
Net assets..................................................       $323,627,216
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 86,973,105
                                                                   ============
Shares of beneficial interest outstanding...................          5,585,258
                                                                   ============
Net asset value per share outstanding.......................       $      15.57
Maximum sales charge (5.50% of offering price)..............               0.91
                                                                   ------------
Maximum offering price per share outstanding................       $      16.48
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $228,592,087
                                                                   ============
Shares of beneficial interest outstanding...................         15,055,433
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.18
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  8,062,024
                                                                   ============
Shares of beneficial interest outstanding...................            530,978
                                                                   ============
Net asset value and offering price per share outstanding....       $      15.18
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $    342,884
  Dividends.................................................       308,502
                                                              ------------
    Total income............................................       651,386
                                                              ------------
Expenses:
  Manager...................................................     1,531,207
  Distribution--Class B.....................................       811,524
  Distribution--Class C.....................................        29,701
  Transfer agent............................................       787,944
  Service--Class A..........................................       102,393
  Service--Class B..........................................       270,508
  Service--Class C..........................................         9,901
  Shareholder communication.................................        49,627
  Recordkeeping.............................................        28,459
  Custodian.................................................        27,555
  Professional..............................................        22,011
  Registration..............................................        21,430
  Amortization of organization expense......................         6,653
  Trustees..................................................         4,856
  Miscellaneous.............................................        14,912
                                                              ------------
    Total expenses..........................................     3,718,681
                                                              ------------
Net investment loss.........................................    (3,067,295)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (47,094,332)
Net change in unrealized appreciation on investments........    15,132,989
                                                              ------------
Net realized and unrealized loss on investments.............   (31,961,343)
                                                              ------------
Net decrease in net assets resulting from operations........  $(35,028,638)
                                                              ============

Statement of Changes in Net Assets

                                                                Six months       Year ended
                                                                   ended        December 31,
                                                              June 30, 2001*        2000
                                                              ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................   $ (3,067,295)    $  (7,026,117)
  Net realized loss on investments..........................    (47,094,332)      (72,089,709)
  Net change in unrealized appreciation on investments......     15,132,989       (59,798,619)
                                                               ------------     -------------
  Net decrease in net assets resulting from operations......    (35,028,638)     (138,914,445)
                                                               ------------     -------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................             --        (1,675,233)
    Class B.................................................             --        (4,325,912)
    Class C.................................................             --          (165,392)
                                                               ------------     -------------
      Total distributions to shareholders...................             --        (6,166,537)
                                                               ------------     -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     34,079,109       165,391,059
    Class B.................................................     32,881,445       343,733,165
    Class C.................................................        758,940        23,378,245
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................             --         1,580,538
    Class B.................................................             --         4,190,214
    Class C.................................................             --           142,164
                                                               ------------     -------------
                                                                 67,719,494       538,415,385
  Cost of shares redeemed:
    Class A.................................................    (37,667,815)      (93,213,639)
    Class B.................................................    (40,067,844)     (116,263,582)
    Class C.................................................     (1,585,027)      (10,589,750)
                                                               ------------     -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (11,601,192)      318,348,414
                                                               ------------     -------------
      Net increase (decrease) in net assets.................    (46,629,830)      173,267,432
NET ASSETS:
Beginning of period.........................................    370,257,046       196,989,614
                                                               ------------     -------------
End of period...............................................   $323,627,216     $ 370,257,046
                                                               ============     =============
Accumulated net investment loss at end of period............   $ (3,067,295)    $          --
                                                               ============     =============

-------


 *   Unaudited.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                            ---------------------------------------------------------
                                                             Six months                                    June 1*
                                                               ended        Year ended     Year ended      through
                                                              June 30,     December 31,   December 31,   December 31,
                                                               2001+           2000           1999           1998
                                                            ------------   ------------   ------------   ------------
Net asset value at beginning of period....................    $ 17.11        $ 21.82        $ 10.51        $ 10.00
                                                              -------        -------        -------        -------
Net investment loss (a)...................................      (0.11)         (0.26)        (0.20)          (0.10)
Net realized and unrealized gain (loss) on investments....      (1.43)         (4.17)         11.51           0.61
                                                              -------        -------        -------        -------
Total from investment operations..........................      (1.54)         (4.43)         11.31           0.51
                                                              -------        -------        -------        -------
Less distributions:
From net realized gain on investments.....................         --          (0.28)            --             --
                                                              -------        -------        -------        -------
Net asset value at end of period..........................    $ 15.57        $ 17.11        $ 21.82        $ 10.51
                                                              =======        =======        =======        =======
Total investment return (b)...............................      (9.00%)       (20.24%)       107.61%          5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss....................................      (1.45%)++      (1.20%)        (1.48%)        (2.12%)++
   Expenses...............................................       1.88%++        1.70%          1.91%          2.63% ++
Portfolio turnover rate...................................         49%           122%            86%            32%
Net assets at end of period (in 000's)....................    $86,973        $99,415        $64,470        $15,319

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

                              Class B                                                      Class C
     ---------------------------------------------------------   -----------------------------------------------------------
      Six months                                    June 1*       Six months                                  September 1**
        ended        Year ended     Year ended      through         ended        Year ended     Year ended       through
       June 30,     December 31,   December 31,   December 31,     June 30,     December 31,   December 31,    December 31,
        2001+           2000           1999           1998          2001+           2000           1999            1998
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   -------------
       $  16.75       $  21.55       $  10.46       $ 10.00         $16.75         $21.55         $10.46          $ 8.43
       --------       --------       --------       -------         ------         ------         ------          ------
          (0.16)         (0.42)        (0.29)         (0.12)         (0.16)        (0.42)          (0.29)          (0.09)
          (1.41)         (4.10)         11.38          0.58          (1.41)        (4.10)          11.38            2.12
       --------       --------       --------       -------         ------         ------         ------          ------
          (1.57)         (4.52)         11.09          0.46          (1.57)        (4.52)          11.09            2.03
       --------       --------       --------       -------         ------         ------         ------          ------
             --          (0.28)            --            --             --         (0.28)             --              --
       --------       --------       --------       -------         ------         ------         ------          ------
       $  15.18       $  16.75       $  21.55       $ 10.46         $15.18         $16.75         $21.55          $10.46
       ========       ========       ========       =======         ======         ======         ======          ======
          (9.37%)       (20.91%)       106.02%         4.60%         (9.37%)       (20.91%)       106.02%          24.08%
          (2.20%)++      (1.95%)        (2.23%)       (2.87%)++      (2.20%)++      (1.95%)        (2.23%)         (2.87%)++
           2.63%++        2.45%          2.66%         3.38%++        2.63%++        2.45%          2.66%           3.38% ++
             49%           122%            86%           32%            49%           122%            86%             32%
       $228,592       $260,999       $130,487       $20,748         $8,062         $9,843         $2,032          $    1

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements unaudited


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

MainStay Small Cap Growth Fund


SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended June 30, 2001, the Manager earned $1,531,207.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,787 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $14,030, $177,351 and $4,738, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $787,944.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $14,254,024, which represents 16.4% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $3,161 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $28,459 for the six months ended June 30, 2001.

MainStay Small Cap Growth Fund


NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $27,260,607 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001. At December 31, 2000, for federal income tax purposes, a capital loss carryforward of $44,310,080 is available to the extent provided by the regulations to offset future realized gains through 2008. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $147,852 and $150,202, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    SIX MONTHS ENDED                 YEAR ENDED
                                                     JUNE 30, 2001*               DECEMBER 31, 2000
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................    2,281    2,303       52       7,189   14,856     1,019
Shares issued in reinvestment of
  and distributions..........................       --       --       --          96      260         9
                                               -------   ------     ----     -------   ------     -----
                                                 2,281    2,303       52       7,285   15,116     1,028
Shares redeemed..............................   (2,507)  (2,832)    (109)     (4,429)  (5,588)     (534)
                                               -------   ------     ----     -------   ------     -----
Net increase (decrease)......................     (226)    (529)     (57)      2,856    9,528       494
                                               =======   ======     ====     =======   ======     =====

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management, LLC.

                                                          [MAINSTAY FUNDS LOGO]
Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY FUNDS LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSSG10- 08/01
                                                               24

[RECYCLE.LOGO]


    MainStay(R)
    Small Cap Growth Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

[MAINSTAY FUNDS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year and Six-Month Performance           6
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                         9
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              The MainStay(R) Funds                           21

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay
Small Cap Value Fund versus Russell 2000
Index and Inflation

CLASS A SHARES Total Returns: 1 Year 19.08%, Since Inception 9.67%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD-END                                             VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)(+)
----------                                             --------------          -------------------          ------------------
6/1/98                                                $    9450                  $    10000                 $     10000
6/98                                                       9119                       10021                       10006
9/98                                                       7532                        8002                       10043
12/98                                                      8533                        9307                       10098
3/99                                                       7749                        8802                       10135
6/99                                                       9119                       10136                       10209
9/99                                                       8600                        9495                       10313
12/99                                                      9055                       11246                       10368
3/00                                                       9850                       12043                       10516
6/00                                                      10551                       11587                       10583
9/00                                                      11100                       11716                       10657
12/00                                                     11774                       10906                       10712
3/01                                                      11764                       10196                       10816
6/01                                                      13295                       11663                       10915

CLASS B SHARES Total Returns: 1 Year 20.08%, Since Inception 10.36%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD-END                                             VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)(+)
----------                                             --------------          -------------------          ------------------
6/1/98                                              $     10000                  $    10000                  $    10000
6/98                                                       9640                       10021                       10006
9/98                                                       7950                        8002                       10043
12/98                                                      9000                        9307                       10098
3/99                                                       8150                        8802                       10135
6/99                                                       9580                       10136                       10209
9/99                                                       9020                        9495                       10313
12/99                                                      9481                       11246                       10368
3/00                                                      10283                       12043                       10516
6/00                                                      10995                       11587                       10583
9/00                                                      11546                       11716                       10657
12/00                                                     12228                       10906                       10712
3/01                                                      12195                       10196                       10816
6/01                                                      13553                       11663                       10915

CLASS C SHARES Total Returns: 1 Year 24.08%, Since Inception 10.88%

[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
PERIOD-END                                             VALUE FUND              RUSSELL 2000 INDEX*          INFLATION (CPI)(+)
----------                                             --------------          -------------------          ------------------
6/1/98                                              $     10000                  $    10000                   $   10000
6/98                                                       9640                       10021                       10006
9/98                                                       7950                        8002                       10043
12/98                                                      9000                        9307                       10098
3/99                                                       8150                        8802                       10135
6/99                                                       9580                       10136                       10209
9/99                                                       9020                        9495                       10313
12/99                                                      9481                       11246                       10368
3/00                                                      10283                       12043                       10516
6/00                                                      10995                       11587                       10583
9/00                                                      11546                       11716                       10657
12/00                                                     12228                       10906                       10712
3/01                                                      12195                       10196                       10816
6/01                                                      13753                       11663                       10915


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
    (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

During the first six months of 2001, small-capitalization stocks continued to outperform large-cap issues, as they had in the year 2000. Performance for both small- and large-cap stocks, however, varied considerably between the first and second quarters.

During the first quarter of 2001, the Russell 2000(R) Index(1) lost 6.51%, as small-cap stocks were impacted by the overall market decline. During the second quarter of 2001, the same Index rose 14.38%. This rebound provided the first positive quarterly performance for the Index since the third quarter of 2000.

Within the small-cap sector, growth-oriented stocks significantly outperformed value-oriented stocks during the second quarter of 2001. This was the first time they had done so in over a year. Until the second quarter of 2001, growth stocks had been dropping precipitously from the extremely high valuations they had reached during the "dot.com fever" that accompanied the transition into the year 2000. Even with the recent recovery among growth stocks, however, small-cap value equities outperformed small-cap growth stocks for the first half of 2001.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Small Cap Value Fund returned 12.92% for Class A shares and 12.47% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 14.81% return of the average Lipper(2) small-cap value fund over the same period. All share classes outperformed the 6.94% return of the Russell 2000(R) Index. Class A shares outperformed and Class B and C shares underperformed the 12.78% return of the Russell 2000(R) Value Index over the semiannual period.

As of June 30, 2001, Class A shares of MainStay Small Cap Value Fund maintained their four-star Overall Morningstar Rating(TM) out of 4,473 domestic equity funds. On June 30, 2001, the Fund's Class B shares were upgraded to a five-star Overall Morningstar Rating(TM) out of 4,473 domestic equity funds.(3) The Overall Morningstar Ratings for both Class A and Class B shares as of June 30, 2001, reflect the three-year Morningstar ratings of the respective share classes out of 4,473 domestic equity funds for the period then ended.

The Fund's performance was heavily impacted by its strict investment discipline. During the semiannual period, deep-value stocks performed extremely well, including companies with poor earnings and weak balance sheets. Since the Fund seeks to buy quality companies when they are priced at a discount, we did not fully participate in the rally among lower-quality names.

Even so, the Fund benefited from its sector allocation and stock selection. As one example, the financial sector, which represented about 18% of the Fund at the end of June, was underweighted compared to most small-cap value funds. Due to our careful stock selection, however, this sector was a significant


-------

(1) See footnote on page 4 for more information on the Russell 2000(R) Index.

(2) See footnote and table on page 8 for more information about Lipper Inc.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

[BAR GRAPH]

PERIOD-END                                                              TOTAL RETURNS %
----------                                                              ---------------
12/98  Class A                                                                   -9.70%
12/99  Class A                                                                    6.11%
12/00  Class A                                                                   30.04%
6/01   Class A                                                                   12.92%
12/98  Class B and Class C                                                      -10.00%
12/99  Class B and Class C                                                        5.35%
12/00  Class B and Class C                                                       28.97%
6/01   Class B and Class C                                                       12.47%

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote * on page 8 for more information on performance.

contributor to the Fund's performance during the semiannual period. The other particularly strong sector for the Fund in the first half of 2001 was consumer cyclicals. Holdings in the retail and consumer-durables sectors also contributed positively to the Fund's performance over the reporting period.

STRONG AND WEAK PERFORMERS

For the first half of 2001, the Fund's best-performing stocks were spread across a wide array of economic sectors.(4) Positive performers included:

- THQ (+50%), a video-game software designer, expanded its business by introducing new game platforms. After the stock's substantial gain, we sold the Fund's position in April.

- LNR Property (+59%), a real estate financier and developer, gained on continued strength in the real estate markets, despite a sluggish U.S. economy.

- Steiner Leisure (+43%), a spa-service provider, experienced a rebound in its stock primarily due to two acquisitions that should solidify the company's position as a leader in its market.

- Landry's Seafood Restaurants (+71%) saw continued improvements in its seafood restaurant business, and the recent acquisition of Rainforest Cafe is expected to add to earnings growth.

- Centura Banks (+27%) was a Fund holding we sold in February after a substantial gain, which we felt had brought the stock to its full value. We replaced the position with another bank stock we believed was more attractive.



-------


(4) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/01

- Sierra Pacific Resources (+23%), a Nevada-based electric utility, benefited from an improving regulatory environment. The Fund purchased the stock in March and captured much of the price improvement.

Besides Sierra Pacific Resources, Tucker Anthony Sutro and Herman Miller were also purchased for the Fund during the first half of 2001. Tucker Anthony Sutro is a leading regional broker/dealer with a diversified business mix that we believe may make it a leading acquisition candidate. We established the Fund's position in the company in February. Herman Miller is a leading manufacturer of office furniture. Due to market concerns regarding business capital spending, the Fund was able to purchase shares of this well-managed company in June at a what we took to be a very reasonable price.

One of the portfolio's worst performers was Pride International, a contract-drilling company, which declined 30% during the reporting period, as natural gas prices weakened and investors became concerned about future pricing. We continue to hold this stock, however, because the company's core business has not deteriorated and a recently announced merger with Marine Drilling is expected to improve future prospects. We also continued to hold Plantronics, the world's largest manufacturer of headsets, despite a stock-price decline of 50% during the reporting period. The drop was triggered by deteriorating results in the company's call-center business and in the mobile market. Since we expect these markets to resume growth soon, the Fund actually added to its position in Plantronics. We sold G&K Services in January 2001, incurring a loss of 24% as the uniform provider announced disappointing earnings after recent acquisitions performed poorly.

LOOKING AHEAD

We expect the second half of 2001 to remain a difficult period both for the U.S. economy and for corporate earnings. Strong consumer spending will need to be maintained to provide a lasting rejuvenation of the economy. We are monitoring spending trends closely with a view to increasing cyclical sensitivity when economic growth shows signs of recovery and acceleration. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Stephen J. Bruno
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                                SINCE INCEPTION
                               1 YEAR           THROUGH 6/30/01
    Class A                    26.01%                11.70%
    Class B                    25.08%                10.88%
    Class C                    25.08%                10.88%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                                SINCE INCEPTION
                               1 YEAR           THROUGH 6/30/01
    Class A                    19.08%                 9.67%
    Class B                    20.08%                10.36%
    Class C                    24.08%                10.88%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                    SINCE INCEPTION
                                 1 YEAR             THROUGH 6/30/01
    Class A                    159 out of                37 out of 175
                               241 funds                funds
    Class B                    166 out of                45 out of 175
                               241 funds                funds
    Class C                    166 out of                47 out of 184
                               241 funds                funds
    Average Lipper small-cap
    value fund                   29.50%                  8.25%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

             NAV (6/30/01)    INCOME    CAPITAL GAINS
    Class A      $12.76       $0.0000      $0.0000
    Class B      $12.45       $0.0000      $0.0000
    Class C      $12.45       $0.0000      $0.0000

-------
* Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from inception (6/1/98) through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 6/30/01.

Portfolio of Investments June 30, 2001 unaudited

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (93.2%)

AUTO PARTS & EQUIPMENT (1.3%)
BorgWarner Inc. ................     26,100       $ 1,295,082
                                                  -----------
BANKS (7.7%)
Banknorth Group, Inc. ..........     95,950         2,173,267
Colonial BancGroup, Inc.
 (The)..........................    135,800         1,952,804
Commerce Bancshares, Inc. ......     32,300         1,191,870
Local Financial Corp. (a).......    143,400         1,849,860
Staten Island Bancorp, Inc. ....     12,600           350,910
                                                  -----------
                                                    7,518,711
                                                  -----------
BROADCAST MEDIA (1.6%)
Mediacom Communications Corp.
 (a)............................     90,700         1,601,762
                                                  -----------

BUILDING MATERIALS (3.0%)
NCI Building Systems, Inc.
 (a)............................     63,200         1,153,400
Simpson Manufacturing Co., Inc.
 (a)............................     29,700         1,796,850
                                                  -----------
                                                    2,950,250
                                                  -----------
CHEMICALS (3.5%)
Arch Chemicals, Inc. ...........     80,000         1,746,400
H.B. Fuller Co. ................     33,200         1,656,680
                                                  -----------
                                                    3,403,080
                                                  -----------
COMMERCIAL & CONSUMER SERVICES (1.8%)
Banta Corp. ....................     58,500         1,714,050
                                                  -----------
COMMUNICATIONS--EQUIPMENT (3.0%)
EMS Technologies, Inc. (a)......     54,400           829,600
Plantronics, Inc. (a)...........     43,400         1,004,710
Sawtek, Inc. (a)................     46,100         1,084,733
                                                  -----------
                                                    2,919,043
                                                  -----------
COMPUTER SOFTWARE & SERVICES (3.1%)
Perot Systems Corp. Class A
 (a)............................    104,100         1,884,210
Systems & Computer Technology
 Corp. (a)......................     23,900           216,295
Take-Two Interactive Software,
 Inc. (a).......................     50,500           936,775
                                                  -----------
                                                    3,037,280
                                                  -----------
CONSUMER PRODUCTS (1.6%)
Lancaster Colony Corp. .........     47,300         1,559,954
                                                  -----------

COSMETICS/PERSONAL CARE (1.2%)
Steiner Leisure Ltd. (a)........     60,400         1,208,000
                                                  -----------
EDUCATION (0.5%)
Learning Tree International,
 Inc. (a).......................     20,000           459,200
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
ELECTRIC POWER COMPANIES (1.8%)
Sierra Pacific Resources........    112,700       $ 1,802,073
                                                  -----------
ELECTRICAL EQUIPMENT (4.1%)
Artesyn Technologies, Inc.
 (a)............................     75,800           977,820
Harman International Industries,
 Inc. ..........................     26,100           994,149
Littelfuse, Inc. (a)............     36,800           985,872
Technitrol, Inc. ...............     38,400           998,400
                                                  -----------
                                                    3,956,241
                                                  -----------
ELECTRONICS--COMPONENTS (1.1%)
Plexus Corp. (a)................     33,200         1,095,600
                                                  -----------

ELECTRONICS--SEMICONDUCTORS (0.1%)
Actel Corp. (a).................      4,700           115,385
                                                  -----------

FOOD (1.6%)
Flowers Foods, Inc. ............     48,540         1,521,729
                                                  -----------

HEALTH CARE--MEDICAL PRODUCTS (7.2%)
Arrow International, Inc. ......     37,400         1,436,160
Beckman Coulter, Inc. ..........     43,000         1,754,400
DENTSPLY International, Inc. ...     36,900         1,636,515
Sybron Dental Specialties, Inc.
 (a)............................     52,300         1,071,627
West Pharmaceutical Services,
 Inc. ..........................     40,300         1,088,100
                                                  -----------
                                                    6,986,802
                                                  -----------
HEALTH CARE--MISCELLANEOUS (4.6%)
Omnicare, Inc. .................     49,500           999,900
Orthodontic Centers of America
 Inc. (a).......................     57,200         1,738,308
Renal Care Group, Inc. (a)......     53,600         1,762,904
                                                  -----------
                                                    4,501,112
                                                  -----------
HOUSEWARES (0.9%)
Oneida Ltd. ....................     42,600           866,058
                                                  -----------

INSURANCE (2.8%)
American Medical Security Group,
 Inc. ..........................     39,700           221,129
Delphi Financial Group, Inc. ...     29,200         1,124,200
Reinsurance Group of America,
 Inc. ..........................     38,000         1,440,200
                                                  -----------
                                                    2,785,529
                                                  -----------
INVESTMENT BANK/BROKERAGE (1.2%)
Jefferies Group, Inc. ..........      1,600            51,840
Tucker Anthony Sutro Corp. .....     50,400         1,108,800
                                                  -----------
                                                    1,160,640
                                                  -----------
LEISURE TIME (2.4%)
Arctic Cat Inc. ................     66,000           957,000
Coachmen Industries, Inc. ......    105,000         1,391,250
                                                  -----------
                                                    2,348,250
                                                  -----------
MANUFACTURING (10.9%)
Ametek, Inc. ...................     73,300         2,239,315
Brady Corp. Class A.............     32,100         1,159,773

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund


                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURING (CONTINUED)
Briggs & Stratton Corp. ........     36,600       $ 1,540,860
CLARCOR Inc. ...................     56,500         1,517,025
Esterline Technologies
 Corp.(a).......................     80,000         1,740,000
IDEX Corp. .....................     28,200           958,800
Matthews International Corp. ...     34,100         1,499,292
                                                  -----------
                                                   10,655,065
                                                  -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.9%)
El Paso Electric Co. (a)........    118,700         1,898,013
                                                  -----------

OFFICE EQUIPMENT & SUPPLIES (0.8%)
Miller (Herman), Inc............     33,800           817,960
                                                  -----------

OIL & GAS SERVICES (4.2%)
Houston Exploration Co. (The)
 (a)............................     63,800         1,993,750
McMoRan Exploration Co.(a)......     84,000         1,260,000
Pride International, Inc. (a)...     44,400           843,600
                                                  -----------
                                                    4,097,350
                                                  -----------
PAPER & FOREST PRODUCTS (1.4%)
Wausau-Mosinee Paper Corp. .....    104,200         1,343,138
                                                  -----------

PUBLISHING (3.3%)
Hollinger International Inc.
 Class A........................     83,200         1,144,000
R. H. Donnelley Corp. (a).......     64,200         2,054,400
                                                  -----------
                                                    3,198,400
                                                  -----------
REAL ESTATE INVESTMENT/MANAGEMENT (5.7%)
Bedford Property Investors,
 Inc. ..........................     31,900           668,305
Koger Equity, Inc. .............     50,200           828,300
LNR Property Corp. .............     45,100         1,578,500
Pan Pacific Retail Properties,
 Inc. ..........................     46,500         1,209,000
Post Properties, Inc. ..........      2,000            75,700
United Dominion Realty Trust,
 Inc. ..........................     80,900         1,160,915
                                                  -----------
                                                    5,520,720
                                                  -----------
RESTAURANTS (2.5%)
Landry's Seafood Restaurants,
 Inc. ..........................    141,100         2,398,700
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
RETAIL (2.9%)
Dress Barn, Inc. (The) (a)......     67,700       $ 1,540,175
Payless ShoeSource Inc. (a).....     20,200         1,306,940
                                                  -----------
                                                    2,847,115
                                                  -----------
TRUCKERS (3.5%)
Arnold Industries, Inc. ........     88,000         1,703,680
Heartland Express, Inc. (a).....     74,500         1,698,600
                                                  -----------
                                                    3,402,280
                                                  -----------
Total Common Stocks
 (Cost $74,451,588).............                   90,984,572
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENT

TIME DEPOSIT (6.0%)
Bank of New York Cayman
 3.625%, due 7/2/01.............  $5,854,000        5,854,000
                                                  -----------
Total Short-Term Investment
 (Cost $5,854,000)..............                    5,854,000
                                                  -----------
Total Investments
 (Cost $80,305,588) (b).........       99.2%       96,838,572(c)
Cash and other Assets,
 Less Liabilities...............        0.8           789,312
                                  ----------      -----------
Net Assets......................      100.0%      $97,627,884
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  The cost cost for Federal income tax purposes is $80,309,409.
(c) At June 30, 2001, net unrealized appreciation was $16,529,163, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $17,825,838 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,296,675.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $80,305,588)..............................................       $96,838,572
Cash........................................................             1,361
Receivables:
  Investment securities sold................................         6,258,009
  Fund shares sold..........................................           949,936
  Dividends and interest....................................            76,665
Unamortized organization expense............................            25,961
                                                                   -----------
        Total assets........................................       104,150,504
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         6,168,869
  Fund shares redeemed......................................            99,686
  Manager...................................................            85,623
  Transfer agent............................................            54,976
  NYLIFE Distributors.......................................            49,711
  Custodian.................................................            21,993
  Trustees..................................................               451
Accrued expenses............................................            41,311
                                                                   -----------
        Total liabilities...................................         6,522,620
                                                                   -----------
Net assets..................................................       $97,627,884
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    32,741
  Class B...................................................            41,332
  Class C...................................................             3,514
Additional paid-in capital..................................        80,461,312
Accumulated net investment loss.............................          (289,480)
Accumulated undistributed net realized gain on
  investments...............................................           845,481
Net unrealized appreciation on investments..................        16,532,984
                                                                   -----------
Net assets..................................................       $97,627,884
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $41,779,674
                                                                   ===========
Shares of beneficial interest outstanding...................         3,274,070
                                                                   ===========
Net asset value per share outstanding.......................       $     12.76
Maximum sales charge (5.50% of offering price)..............              0.74
                                                                   -----------
Maximum offering price per share outstanding................       $     13.50
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $51,471,987
                                                                   ===========
Shares of beneficial interest outstanding...................         4,133,157
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.45
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 4,376,223
                                                                   ===========
Shares of beneficial interest outstanding...................           351,394
                                                                   ===========
Net asset value and offering price per share outstanding....       $     12.45
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   472,679
  Interest..................................................      124,474
                                                              -----------
    Total income............................................      597,153
                                                              -----------
Expenses:
  Manager...................................................      387,734
  Distribution--Class B.....................................      153,352
  Distribution--Class C.....................................       11,032
  Transfer agent............................................      154,738
  Service--Class A..........................................       42,139
  Service--Class B..........................................       51,117
  Service--Class C..........................................        3,677
  Custodian.................................................       24,766
  Registration..............................................       24,243
  Shareholder communication.................................       16,051
  Professional..............................................       14,832
  Recordkeeping.............................................       14,567
  Amortization of organization expense......................        6,653
  Trustees..................................................        1,076
  Miscellaneous.............................................       12,212
                                                              -----------
    Total expenses before reimbursement.....................      918,189
Expense reimbursement by Manager............................      (17,101)
                                                              -----------
    Net expenses............................................      901,088
                                                              -----------
Net investment loss.........................................     (303,935)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................      118,858
Net change in unrealized appreciation on investments........   10,124,513
                                                              -----------
Net realized and unrealized gain on investments.............   10,243,371
                                                              -----------
Net increase in net assets resulting from operations........  $ 9,939,436
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................   $  (303,935)    $  (140,416)
  Net realized gain on investments..........................       118,858       6,815,559
  Net change in unrealized appreciation on investments......    10,124,513       4,718,358
                                                               -----------     -----------
  Net increase in net assets resulting from operations......     9,939,436      11,393,501
                                                               -----------     -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................            --      (2,337,835)
    Class B.................................................            --      (2,791,913)
    Class C.................................................            --        (179,292)
                                                               -----------     -----------
      Total distributions to shareholders...................            --      (5,309,040)
                                                               -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    14,560,110      13,297,354
    Class B.................................................    18,380,983      16,656,487
    Class C.................................................     2,045,941       2,031,756
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................            --       2,166,104
    Class B.................................................            --       2,630,388
    Class C.................................................            --         143,908
                                                               -----------     -----------
                                                                34,987,034      36,925,997
  Cost of shares redeemed:
    Class A.................................................    (4,745,736)     (6,090,777)
    Class B.................................................    (4,837,280)     (5,122,697)
    Class C.................................................      (193,653)       (880,362)
                                                               -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................    25,210,365      24,832,161
                                                               -----------     -----------
      Net increase in net assets............................    35,149,801      30,916,622
NET ASSETS:
Beginning of period.........................................    62,478,083      31,561,461
                                                               -----------     -----------
End of period...............................................   $97,627,884     $62,478,083
                                                               ===========     ===========
Accumulated undistributed net investment income (loss) at
  end of period.............................................   $  (289,480)    $    14,455
                                                               ===========     ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                        ----------------------------------------------------------------
                                                        Six months                                            June 1*
                                                          ended          Year ended        Year ended         through
                                                         June 30,       December 31,      December 31,      December 31,
                                                          2001+             2000              1999              1998
                                                        ----------      ------------      ------------      ------------
Net asset value at beginning of period............       $ 11.30          $  9.56           $  9.03           $ 10.00
                                                         -------          -------           -------           -------
Net investment income (loss) (a)..................         (0.02)            0.00(b)          (0.03)            (0.06)
Net realized and unrealized gain (loss) on
  investments.....................................          1.48             2.80              0.58             (0.91)
                                                         -------          -------           -------           -------
Total from investment operations..................          1.46             2.80              0.55             (0.97)
                                                         -------          -------           -------           -------
Less distributions:
  From net realized gain on investments...........            --            (1.06)            (0.02)               --
                                                         -------          -------           -------           -------
Net asset value at end of period..................       $ 12.76          $ 11.30           $  9.56           $  9.03
                                                         =======          =======           =======           =======
Total investment return (c).......................         12.92%           30.04%             6.11%            (9.70%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)..................         (0.36%)++         0.08%            (0.34%)           (1.53%)++
    Net expenses..................................          1.90%++          1.90%             1.90%             3.14%++
    Expenses (before reimbursement)...............          1.94%++          2.07%             2.21%             3.14%++
Portfolio turnover rate...........................            22%              69%               42%               24%
Net assets at end of period (in 000's)............       $41,780          $27,610           $15,205           $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                                      Class C
    ---------------------------------------------------------   -----------------------------------------------------------
    Six months                                     June 1*      Six months                                   September 1**
       ended        Year ended     Year ended      through         ended       Year ended     Year ended        through
     June 30,      December 31,   December 31,   December 31,    June 30,     December 31,   December 31,    December 31,
       2001+           2000           1999           1998          2001+          2000           1999            1998
    -----------    ------------   ------------   ------------   ----------    ------------   ------------    -------------
      $ 11.07        $  9.46        $  9.00        $ 10.00        $ 11.07       $  9.46        $  9.00          $ 7.49
      -------        -------        -------        -------        -------       -------        -------          ------
       (0.06)          (0.07)         (0.10)         (0.09)        (0.06)         (0.07)         (0.10)          (0.06)
         1.44           2.74           0.58          (0.91)          1.44          2.74           0.58            1.57
      -------        -------        -------        -------        -------       -------        -------          ------
         1.38           2.67           0.48          (1.00)          1.38          2.67           0.48            1.51
      -------        -------        -------        -------        -------       -------        -------          ------
                       (1.06)         (0.02)            --                        (1.06)         (0.02)             --
      -------        -------        -------        -------        -------       -------        -------          ------
      $ 12.45        $ 11.07        $  9.46        $  9.00        $ 12.45       $ 11.07        $  9.46          $ 9.00
      =======        =======        =======        =======        =======       =======        =======          ======
        12.47%         28.97%          5.35%        (10.00%)        12.47%        28.97%          5.35%          20.16%
        (1.11%)++      (0.67%)        (1.09%)        (2.28%)++      (1.11%)++     (0.67%)        (1.09%)         (2.28%)++
         2.65%++        2.65%          2.65%          3.89%++        2.65%++       2.65%          2.65%           3.89%++
         2.69%++        2.82%          2.96%          3.89%++        2.69%++       2.82%          2.96%           3.89%++
           22%            69%            42%            24%            22%           69%            42%             24%
      $51,472        $32,777        $15,722        $10,145        $ 4,376       $ 2,090        $   634          $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal

Notes to Financial Statements

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Small Cap Value Fund


EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the six months ended June 30, 2001, the Manager earned $387,734 and reimbursed the Fund $17,101.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,196 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,180, $24,274 and $801, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001, amounted to $154,738.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At June 30, 2001, New York Life held shares of Class A with a net asset value of $12,662,352, which represents 30.3% of the Class A net assets at period end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $887 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $14,567 for the six months ended June 30, 2001.

MainStay Small Cap Value Fund


NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $104,825 of qualifying capital losses that arose after October 31, 2000 as if they arose on January 1, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $38,322 and $16,507, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       SIX MONTHS ENDED                 YEAR ENDED
                                                        JUNE 30, 2001*               DECEMBER 31, 2000
                                                  ---------------------------   ---------------------------
                                                  CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                  -------   -------   -------   -------   -------   -------
Shares sold.....................................   1,234     1,602      179      1,200     1,538      172
Shares issued in reinvestment of
  distributions.................................      --        --       --        205       254       14
                                                   -----     -----      ---      -----     -----      ---
                                                   1,234     1,602      179      1,405     1,792      186
Shares redeemed.................................    (403)     (431)     (17)      (552)     (492)     (64)
                                                   -----     -----      ---      -----     -----      ---
Net increase....................................     831     1,171      162        853     1,300      122
                                                   =====     =====      ===      =====     =====      ===

-------
* Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSSV10-08/01

[RECYCLE LOGO]                                                  25

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    SEMIANNUAL REPORT
    UNAUDITED
    JUNE 30, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay MAP Equity Fund
                                                              versus S&P 500 Index, Lipper Growth & Income
                                                              Fund Index, and Inflation--Class A, B, C, and
                                                              I Shares                                         4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year and Six-Month Performance           7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   22
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

$10,000 Invested in MainStay MAP Equity
Fund versus S&P 500 Index, Lipper Growth & Income Fund Index, and Inflation

CLASS I SHARES Total Returns: 1 Year 15.20%, 5 Years 19.10%, 10 Years 16.97% [LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
                                         INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
                                         ------------------        ------------        -----------------        --------------
12/90                                          10000                   9525                  10000                  10000
12/91                                          12775                  12164                  10298                  13040
12/92                                          14005                  13457                  10603                  14032
12/93                                          16053                  14619                  10893                  15441
12/94                                          15987                  15029                  11177                  15645
12/95                                          20965                  19930                  11467                  21518
12/96                                          25299                  24718                  11847                  26454
12/97                                          32099                  31725                  12048                  35280
12/98                                          36458                  39418                  12242                  45363
12/99                                          40782                  44220                  12570                  54907
12/00                                          40941                  51686                  12995                  49910
6/01                                           39770                  54259                  13241                  46566

CLASS A SHARES Total Returns: 1 Year 8.59%, Since Inception 11.12%
[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
                                         INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
                                         ------------------        ------------        -----------------        --------------
6/9/99                                         10000                   9450                  10000                  10000
6/99                                           10266                   9858                  10000                  10416
9/99                                            9445                   9119                  10102                   9765
12/99                                          10291                  10161                  10157                  11218
3/00                                           10464                  11049                  10301                  11475
6/00                                           10201                  10816                  10367                  11170
9/00                                           10501                  11378                  10439                  11061
12/00                                          10331                  11855                  10494                  10196
3/01                                            9519                  11424                  10595                   8987
6/01                                           10036                  12429                  10692                   9513

CLASS B SHARES Total Returns: 1 Year 9.07%, Since Inception 12.12%
[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
                                         INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
                                         ------------------        ------------        -----------------        --------------
6/9/99                                         10000                  10000                  10000                  10000
6/99                                           10266                  10430                  10000                  10416
9/99                                            9445                   9632                  10102                   9765
12/99                                          10291                  10723                  10157                  11218
3/00                                           10464                  11625                  10301                  11475
6/00                                           10201                  11363                  10367                  11170
9/00                                           10501                  11929                  10439                  11061
12/00                                          10331                  12409                  10494                  10196
3/01                                            9519                  11934                  10595                   8987
6/01                                           10036                  12662                  10692                   9513


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

CLASS C SHARES Total Returns: 1 Year 13.07%, Since Inception 13.40%
[LINE GRAPH]

                                          LIPPER GROWTH &          MAINSTAY MAP
                                         INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++        S&P 500 INDEX*
                                         ------------------        ------------        -----------------        --------------
6/9/99                                         10000                  10000                  10000                  10000
6/99                                           10266                  10430                  10000                  10416
9/99                                            9445                   9632                  10102                   9765
12/99                                          10291                  10723                  10157                  11218
3/00                                           10464                  11625                  10301                  11475
6/00                                           10201                  11363                  10367                  11170
9/00                                           10501                  11929                  10439                  11061
12/00                                          10331                  12409                  10494                  10196
3/01                                            9519                  11934                  10595                   8987
6/01                                           10036                  12962                  10692                   9513

-------
   On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 3%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all capital gains and dividends. An investment cannot be made directly into an index.

+ The Lipper Growth & Income Fund Index is an unmanaged equally weighted performance index of the 30 largest qualifying funds in the Lipper growth & income fund universe, based on period-end assets. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total return with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. An investment cannot be made directly into an index.

++ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The first six months of 2001 represented a challenging period for equity investors, with the S&P 500 Index(1) declining 6.70% from the beginning of the year through the end of June. Small-cap stocks continued to outperform large-cap issues as they had in 2000, while returns for mid-cap stocks over the six-month period stood squarely in between.

Volatility remained high throughout the reporting period, with widely divergent results in the first and second quarters of the year. Although growth stocks outperformed value stocks in the second quarter, over the full six-month reporting period, value stocks outperformed growth equities by a substantial margin at all capitalization levels.

In the first quarter of 2001, a sharp inventory correction in the technology and telecommunications sectors took a severe toll on the market. Most industries felt the impact, and many companies lowered their earnings estimates. Stock prices tumbled, despite three interest-rate cuts by the Federal Reserve from January through March 2001.

During the second quarter, most equity indices rebounded, responding favorably to three additional Federal Reserve interest-rate cuts from April through June. With six easing moves over the first half of 2001, the Fed reduced the targeted federal funds rate by a total of 2.75%--the most concentrated economic-rejuvenation effort in the central bank's history.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay MAP Equity Fund returned 4.98% for Class I shares. Class A shares returned 4.84% and Class B and Class C shares returned 4.46%, excluding all sales charges. All share classes outperformed the 1.36% return of the average Lipper(2) multi-cap value fund and the -6.70% return of the S&P 500 Index for the same period.

As of June 30, 2001, Morningstar(3) rated MainStay MAP Equity Fund Class I shares five stars overall out of 4,473 domestic equity funds. The Fund's Class I shares were rated five stars out of 4,473 domestic equity funds for the three-year period, five stars out of 2,722 domestic equity funds for the five-year period, and five stars out of 864 domestic equity funds for the 10-year period ended June 30, 2001.

There were several reasons for the Fund's outperformance. First, we adhered closely to the Fund's disciplined stock-by-stock selection process. Second, for much of the semiannual period, the Fund focused on the small-cap and mid-cap sectors of the market, which outperformed. Finally, we made a conscious effort to reduce the volatility of the Fund by allocating a substantial portion of the portfolio to cash.




-------
(1) See footnote on page 5 for more information about the S&P 500 Index.

(2) See footnote and table on page 10 for more information about Lipper Inc.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE

CLASS I SHARES

[BAR GRAPH]

Period end                                             Total Return %
----------                                             --------------
12/91                                                       27.69%
12/92                                                       10.53%
12/93                                                        8.67%
12/94                                                        2.76%
12/95                                                       32.50%
12/96                                                       23.82%
12/97                                                       27.99%
12/98                                                       24.23%
12/99                                                       12.18%
12/00                                                       16.88%
6/01                                                         4.98%

Class I share returns include the performance of MAP-Equity Fund through 6/8/99. See footnote * on page 10 for more information on performance


CLASS A, B, AND C SHARES

[BAR GRAPH]

Class A

Period end                                              Total Return %
----------                                              --------------
12/99                                                        7.53%
12/00                                                       16.67%
6/01                                                         4.84%

Class B and Class C

Period end
----------
12/99                                                        7.23%
12/00                                                       15.72%
6/01                                                         4.46%

See footnote * on page 10 for more information on performance.

DIVERSIFIED VALUE APPROACH

During the first half of the year, the Fund remained broadly diversified across many industries. Aside from cash, which constituted over 17% of the Fund's assets as of June 30, 2001, the Fund's largest weightings at the end of the reporting period were in the financial, technology, and industrial sectors. The following were among the Fund's top-performing securities during the first six months of 2001.(4)

- S1 Corporation (+166%) offers Internet software for financial companies around the world and has service bureaus in Singapore, Georgia, and the U.K. The Fund bought S1 Corporation at approximately 8% of its former high after



-------

(4) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/01.

  Jamie Ellertson joined the company as CEO. The company's stock benefited from lower costs, improving receivables collections, a tax-loss carry forward, and an ownership interest in a strong data-aggregation venture.

- Compuware (+123%) is a stock we bought for the Fund after it had declined substantially and signs of insider buying began to emerge. Early in 2001, it became apparent that IBM-mainframe upgrades were beginning to benefit companies like Compuware. As this improving trend was confirmed, the stock continued to appreciate.

- Electronics for Imaging (+111%), an operationally aggressive but financially conservative engineering-oriented supplier to the digital copier/printer market, is in the midst of a new product cycle. The stock advanced as the industry moved to color and as the company's customers benefited from the strength of the dollar.

- Pathmark Stores (+49%) is a well-run, highly competitive supermarket chain in the New York, New Jersey, and Pennsylvania area. Following a failed leveraged buyout, the company emerged from bankruptcy with a stronger balance sheet. The stock advanced on the company's swift recovery, its competitive approach, and its potential as an acquisition candidate in the consolidating supermarket sector.

- Westwood One (+90%), a leading radio network, programming, and broadcasting company, benefited from strong and stable profits, an underleveraged balance sheet, and an aggressive stock-repurchase program. With the recent decline in dot.com advertising, we believe that earnings comparisons should get easier if the economy improves.

Of course, not all of the Fund's stocks performed well. Catalina Marketing fell when the company announced that it would not meet first- or second-quarter earnings expectations due to an advertising slowdown among packaged-goods manufacturers. Pharmacia declined during the first half of the year when continued U.S. dollar strength weakened the value of the company's international sales. Pharmacia also was hurt by increased competition to its arthritic painkiller, Celebrex. Although Boeing has healthy military prospects and has increased its share in the space market, the company's stock underperformed when softening airline profits led to mixed demand from commercial customers. While these Fund positions detracted from performance during the semiannual period, we continue to hold them, believing that each issuer has positive long-term potential.

LOOKING AHEAD

In our view, the third calendar quarter may be more challenging for equity investors than the first six months of the year. We are monitoring the political front, energy prices, Federal Drug Administration prescription drug approvals, and capital spending in the telecommunications industry to identify opportunities and potential areas of weakness.

As we look ahead, we see potential in the agricultural sector, as China begins to import corn and ethanol replaces MTBE as an oxygenator for gasoline. These trends should boost demand for U.S. corn and help farm income. Containerboard and packaging companies, transportation companies and related capital-equipment suppliers, and broken dot.coms may also present various opportunities. We are looking at several industries in which a few companies appear to exert substantial control. We believe consolidation in the supermarket business could spell opportunity for the Fund's positions in Pathmark and Wild Oats Markets.

If monetary easing and tax rebates begin to stimulate the economy and year-end tax selling helps keep stock prices at corrected levels, we believe the fourth quarter of 2001 may present attractive buying opportunities. Regardless of what the markets or the economy may bring, however, the Fund will continue to seek long-term appreciation of capital. The Fund will also seek to earn income, but only as a secondary objective.

Michael Mullarkey
Roger Lob
Portfolio Managers
Markston International, LLC

Returns and Lipper Rankings as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/01
Class A         14.91%      n/a        n/a         14.21%
Class B         14.07%      n/a        n/a         13.40%
Class C         14.07%      n/a        n/a         13.40%
Class I         15.20%   20.26%     17.54%         12.22%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 6/30/01
Class A          8.59%      n/a        n/a         11.12%
Class B          9.07%      n/a        n/a         12.12%
Class C         13.07%      n/a        n/a         13.40%
Class I         15.20%   19.10%     16.97%         12.04%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 6/30/01

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 6/30/01
Class A         193 out of   n/a          n/a               43 out of
                515 funds                                  452 funds
Class B         204 out of   n/a          n/a               45 out of
                515 funds                                  452 funds
Class C         204 out of   n/a          n/a               45 out of
                515 funds                                  452 funds
Class I         191 out of   6 out of     10 out of         13 out of
                515 funds    237 funds    93 funds          24 funds
Average Lipper
multi-cap
value fund      11.37%       12.76%       14.23%           12.32%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

                NAV 6/30/01    INCOME    CAPITAL GAINS
Class A            $28.57      $0.0000      $0.0000
Class B            $28.12      $0.0000      $0.0000
Class C            $28.12      $0.0000      $0.0000
Class I            $28.67      $0.0000      $0.0000

-------
 * On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

   Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

   Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 6/30/01. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of MAP-Equity Fund from inception (1/21/71) through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 6/30/01. Lipper averages are not class specific.

MainStay MAP Equity Fund



                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (80.6%)+

ADVERTISING & MARKETING SERVICES (2.0%)
Catalina Marketing Corp. (a)...     116,311       $  3,548,649
Harte-Hanks, Inc. .............      57,662          1,427,711
                                                  ------------
                                                     4,976,360
                                                  ------------
AEROSPACE/DEFENSE (4.8%)
Aviall, Inc. (a)...............      13,100            143,707
Boeing Co. (The)...............      33,348          1,854,149
Lockheed Martin Corp. .........      52,500          1,945,125
Northrop Grumman Corp. ........      80,900          6,480,090
Teledyne Technologies Inc.
 (a)...........................     109,100          1,658,320
                                                  ------------
                                                    12,081,391
                                                  ------------
AIRLINES (1.4%)
AMR Corp. (a)..................      39,500          1,427,135
UAL Corp. .....................      62,000          2,179,300
                                                  ------------
                                                     3,606,435
                                                  ------------
BANKS (8.9%)
Bank One Corp. ................      95,000          3,401,000
Northern Trust Corp. ..........      52,010          3,250,625
Popular, Inc. .................     204,640          6,740,842
State Street Corp. ............     125,000          6,186,250
Wachovia Corp. ................      40,500          2,881,575
                                                  ------------
                                                    22,460,292
                                                  ------------
BEVERAGES (0.0%) (b)
PepsiCo, Inc. .................       1,997             88,267
                                                  ------------

BROADCAST/MEDIA (0.8%)
Adelphia Communications Corp.
 (a)...........................       3,800            155,800
Roxio, Inc. (a)................       2,715             35,295
Westwood One, Inc. (a).........      48,200          1,776,170
                                                  ------------
                                                     1,967,265
                                                  ------------
BUILDING MATERIALS (1.8%)
Vulcan Materials Co. ..........      84,478          4,540,692
                                                  ------------

CHEMICALS (0.7%)
Eastman Chemical Co. ..........      14,200            676,346
Great Lakes Chemical Corp. ....      36,205          1,116,924
IMC Global Inc. ...............       3,050             31,110
Valspar Corp. (The)............         200              7,100
                                                  ------------
                                                     1,831,480
                                                  ------------
COMMERCIAL & CONSUMER SERVICES (0.1%)
New Dun & Bradstreet Corp.
 (The) (a).....................       9,960            280,872
                                                  ------------

COMMUNICATIONS--EQUIPMENT (1.0%)
Cabletron Systems, Inc. (a)....      67,200          1,535,520
CommScope, Inc. (a)............      21,318            500,973

                                   SHARES            VALUE
                                 -----------------------------
COMMUNICATIONS--EQUIPMENT (CONTINUED)
Harmonic Inc. (a)..............       8,100       $     81,000
Harris Corp. ..................      10,000            272,100
Metromedia Fiber Network, Inc.
 (a)...........................      65,000            132,600
Nortel Networks Corp. .........      10,944             99,481
                                                  ------------
                                                     2,621,674
                                                  ------------
COMPUTER SOFTWARE & SERVICES (10.4%)
Adobe Systems Inc. ............     232,400         10,922,800
Advanced Digital Information
 Corp. (a).....................      65,600          1,134,880
Avid Technology, Inc. (a)......      19,532            306,652
Compuware Corp. (a)............      49,300            689,707
Electronic Data Systems
 Corp. ........................      27,713          1,732,062
Gartner Group, Inc. Class B
 (a)...........................       5,878             54,078
Informix Corp. (a).............      91,550            534,652
Marimba, Inc. (a)..............      13,000             27,430
Network Associates, Inc. (a)...      47,900            596,355
Novell, Inc. (a)...............      86,900            494,461
Per-Se Technologies, Inc.
 (a)...........................      18,000            146,700
S1 Corp. (a)...................     289,800          4,057,200
SYNAVANT Inc. (a)..............       6,436             45,760
Titan Corp. (The) (a)..........      69,200          1,584,680
VERITAS Software Corp. (a).....       6,328            421,002
WatchGuard Technologies, Inc.
 (a)...........................       9,000             92,250
Yahoo! Inc. (a)................     171,200          3,422,288
                                                  ------------
                                                    26,262,957
                                                  ------------
COMPUTER SYSTEMS (3.3%)
InterVoice-Brite, Inc. (a).....      25,700            282,700
Lexmark International Inc.
 (a)...........................     111,700          7,511,825
Silicon Storage Technology,
 Inc. (a)......................      61,200            619,956
                                                  ------------
                                                     8,414,481
                                                  ------------
COMPUTERS--PERIPHERALS (0.0%) (b)
Sigma Designs, Inc. (a)........       3,300              7,260
                                                  ------------

CONSUMER PRODUCTS (0.4%)
Energizer Holdings, Inc. (a)...      50,280          1,153,926
                                                  ------------

CONTAINERS (0.1%)
Smurfit--Stone Container Corp.
 (a)...........................      11,000            178,200
                                                  ------------

ELECTRIC POWER COMPANIES (0.4%)
Black Hills Corp. .............         900             36,207
Reliant Energy, Inc. ..........      31,622          1,018,545
                                                  ------------
                                                     1,054,752
                                                  ------------
ELECTRONICS--COMPONENTS (0.3%)
Arrow Electronics, Inc. (a)....       1,875             45,544
Cypress Semiconductor Corp.
 (a)...........................      32,800            782,280
TriQuint Semiconductor, Inc.
 (a)...........................       1,356             30,510
                                                  ------------
                                                       858,334
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2001 unaudited




                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
ELECTRONICS--DEFENSE (0.6%)
Raytheon Co. ..................      61,000       $  1,619,550
                                                  ------------

ELECTRONICS--SEMICONDUCTORS (0.8%)
Adaptec, Inc. (a)..............      16,500            164,010
Altera Corp. (a)...............      64,900          1,882,100
                                                  ------------
                                                     2,046,110
                                                  ------------
ENGINEERING & CONSTRUCTION (0.4%)
Massey Energy Co. .............      49,100            970,216
                                                  ------------

ENTERTAINMENT (0.7%)
AOL Time Warner Inc. (a).......      32,953          1,746,509
                                                  ------------
FINANCE (0.3%)
American Express Co. ..........         621             24,095
Moody's Corp. .................      19,920            667,320
                                                  ------------
                                                       691,415
                                                  ------------
FOOD (2.6%)
Archer-Daniels-Midland Co. ....     287,885          3,742,505
Quaker Oats Co. (The)..........      27,949          2,550,346
Ralston-Ralston Purina Group...      14,641            439,523
                                                  ------------
                                                     6,732,374
                                                  ------------
HEALTH CARE--DRUGS (3.2%)
Cell Therapeutics, Inc. (a)....      32,200            890,008
King Pharmaceuticals, Inc.
 (a)...........................       4,500            241,875
Pharmacia Corp. ...............      49,521          2,275,490
POZEN Inc. (a).................      15,700            235,500
Sepracor Inc. (a)..............      85,400          3,398,920
United Therapeutics Corp.
 (a)...........................      73,600            982,560
                                                  ------------
                                                     8,024,353
                                                  ------------
HEALTH CARE--HMOS (0.3%)
Humana Inc. (a)................      76,500            753,525
                                                  ------------
HEALTH CARE--MEDICAL PRODUCTS (0.8%)
Becton, Dickinson & Co. .......      56,900          2,036,451
                                                  ------------
HEALTH CARE--MISCELLANEOUS (1.8%)
Caremark Rx, Inc. (a)..........      38,542            634,016
Johnson & Johnson..............      62,054          3,102,700
Magellan Health Services, Inc.
 (a)...........................       2,500             32,000
WebMD Corp. (a)................     118,400            828,800
                                                  ------------
                                                     4,597,516
                                                  ------------
HOUSEHOLD PRODUCTS (0.8%)
Clorox Co. (The)...............      63,200          2,139,320
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
HOUSEWARES (0.0%) (b)
KRUG International Corp. (a)...      41,200       $    100,940
                                                  ------------

INSURANCE (1.1%)
ALLmerica Financial Corp. .....      47,151          2,711,182
Ohio Casualty Corp. (a)........       5,600             72,520
SAFECO Corp. (The).............          80              2,360
                                                  ------------
                                                     2,786,062
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.6%)
Digital Impact, Inc. (a).......       2,000              2,500
EDGAR Online, Inc. (a).........       2,200              8,008
Hoover's Inc. (a)..............       7,600             36,100
InfoSpace, Inc. (a)............      13,300             51,072
MyPoints.com, Inc. (a).........     124,200            319,194
ValueClick, Inc. (a)...........      21,500             68,800
Vignette Corp. (a).............     115,100          1,020,937
                                                  ------------
                                                     1,506,611
                                                  ------------
MANUFACTURING (1.9%)
Minnesota Mining &
 Manufacturing Co. ............      16,390          1,870,099
Pentair, Inc. .................       2,074             70,101
Tyco International Ltd. .......      25,202          1,373,509
Walter Industries, Inc. .......     115,000          1,368,500
                                                  ------------
                                                     4,682,209
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.2%)
Kinder Morgan, Inc. ...........     156,900          7,884,225
Questar Corp. .................       5,000            123,800
                                                  ------------
                                                     8,008,025
                                                  ------------
OIL & GAS SERVICES (1.9%)
Apache Corp. ..................       5,661            287,296
Devon Energy Corp. ............      62,242          3,267,705
McDermott International, Inc.
 (a)...........................      62,400            726,960
Newpark Resources, Inc. (a)....      40,300            447,330
                                                  ------------
                                                     4,729,291
                                                  ------------
OIL--INTEGRATED DOMESTIC (1.6%)
Conoco, Inc. Class A...........     148,000          4,173,600
                                                  ------------

OIL--INTEGRATED INTERNATIONAL (0.5%)
BP Amoco PLC ADR (c)...........      26,236          1,307,865
                                                  ------------

PAPER & FOREST PRODUCTS (2.3%)
Louisiana-Pacific Corp. .......      79,400            931,362
Westvaco Corp. ................      32,300            784,567
Weyerhaeuser Co. ..............      77,200          4,243,684
                                                  ------------
                                                     5,959,613
                                                  ------------
PHOTOGRAPHY/IMAGING (2.3%)
Electronics for Imaging, Inc.
 (a)...........................     176,800          5,215,600
IKON Office Solutions, Inc. ...      13,000            127,400
Pinnacle Systems, Inc. (a).....      75,400            456,170
                                                  ------------
                                                     5,799,170
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund



                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
PUBLISHING (0.6%)
Meredith Corp. ................      15,400       $    551,474
PRIMEDIA Inc. (a)..............     120,556            818,575
Thomas Nelson, Inc. ...........       5,482             38,539
                                                  ------------
                                                     1,408,588
                                                  ------------
RAILROADS (0.6%)
Norfolk Southern Corp. ........      78,800          1,631,160
                                                  ------------

REAL ESTATE INVESTMENT/MANAGEMENT (1.6%)
Health Care Property Investors,
 Inc. .........................      48,446          1,666,542
Pinnacle Holdings, Inc. (a)....      26,200            157,462
United Dominion Realty Trust,
 Inc. .........................     148,639          2,132,970
                                                  ------------
                                                     3,956,974
                                                  ------------
RETAIL (5.0%)
Big Lots, Inc. (a).............     266,900          3,651,192
Burlington Coat Factory
 Warehouse Corp. ..............      31,348            626,960
Charming Shoppes, Inc. (a).....      97,400            584,400
CVS Corp. .....................       7,076            273,134
Kroger Co. (The) (a)...........      24,128            603,200
Mazel Stores, Inc. (a).........      51,400            149,060
Pathmark Stores, Inc. (a)......     109,800          2,701,080
RadioShack Corp. ..............     100,500          3,065,250
Systemax Inc. (a)..............      15,306             37,193
Wild Oats Markets, Inc. (a)....      91,683            954,420
                                                  ------------
                                                    12,645,889
                                                  ------------
SPECIALIZED SERVICES (1.7%)
Cendant Corp. (a)..............     190,000          3,705,000
DiamondCluster International
 Inc. (a)......................      10,900            138,757
IMS Health Inc. ...............      16,730            476,805
                                                  ------------
                                                     4,320,562
                                                  ------------
TELECOMMUNICATIONS (3.4%)
Alamosa Holdings, Inc. (a).....       2,100             34,230
AT&T Corp. ....................       5,308            116,776
Endwave Corp. (a)..............      21,600             19,656
InterDigital Communications
 Corp. (a).....................      11,500            152,375
Nextel Communications, Inc.
 (a)...........................     176,800          3,094,000
Sprint Corp. (Fon Group).......      83,934          1,792,830
Sprint Corp. (PCS Group) (a)...     136,366          3,293,239
                                                  ------------
                                                     8,503,106
                                                  ------------
TELEPHONE (1.7%)
ALLTEL Corp. ..................      45,800          2,805,708
Qwest Communications
 International Inc. ...........      45,421          1,447,567
                                                  ------------
                                                     4,253,275
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
TOYS (1.9%)
Hasbro, Inc. ..................      28,800       $    416,160
Mattel, Inc. (a)...............     232,000          4,389,440
                                                  ------------
                                                     4,805,600
                                                  ------------
Total Common Stocks
 (Cost $174,677,777)...........                    204,320,517
                                                  ------------
PREFERRED STOCKS (0.3%)

AEROSPACE/DEFENSE (0.2%)
Titan Capital
 Trust, Conv. Pfd. 5.75%.......      15,000            545,625
                                                  ------------

BROADCAST/MEDIA (0.1%)
News Corp. Ltd., Pfd. ADR
 (c)...........................       8,614            279,094
                                                  ------------
Total Preferred Stocks
 (Cost $537,905)...............                        824,719
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
LONG-TERM BONDS (0.8%)
CORPORATE BONDS (0.8%)

COMMUNICATIONS--EQUIPMENT (0.4%)
Metromedia Fiber Network, Inc.
 10.00%, due 11/15/08..........  $2,400,000            912,000
                                                  ------------

TELECOMMUNICATIONS (0.4%)
Nextlink Communications, Inc.
 10.75%, due 6/1/09............     500,000            160,000
Williams Communications Group,
 Inc.
 10.875%, due 10/1/09..........   2,350,000            951,750
                                                  ------------
                                                     1,111,750
                                                  ------------
Total Long-Term Bonds
 (Cost $3,910,900).............                      2,023,750
                                                  ------------
SHORT-TERM INVESTMENT (18.7%)

TIME DEPOSIT (18.7%)
Bank of New York Cayman
 3.625%, due 7/2/01............  47,379,000         47,379,000
                                                  ------------
Total Short-Term Investment
 (Cost $47,379,000)............                     47,379,000
                                                  ------------
Total Investments
 (Cost $226,505,582) (d).......       100.4%       254,547,986(e)
Liabilities in Excess of Cash
 and Other Assets..............        (0.4)        (1,046,675)
                                 -----------      ------------
Net Assets.....................       100.0%      $253,501,311
                                 ===========      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR--American Depositary Receipt.
(d)  The cost for federal income tax purposes is $226,478,186.
(e)  At June 30, 2001, net unrealized appreciation was
     $28,069,800, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $37,997,064 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $9,927,264.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $226,505,582).............................................       $254,547,986
Cash........................................................              9,822
Receivables:
  Investment securities sold................................         47,730,740
  Fund shares sold..........................................          4,152,105
  Dividends and interest....................................            256,779
                                                                   ------------
        Total assets........................................        306,697,432
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         52,796,847
  Manager...................................................            126,888
  NYLIFE Distributors.......................................             94,169
  Transfer agent............................................             90,193
  Fund shares redeemed......................................             53,770
  Custodian.................................................              2,440
  Trustees..................................................              1,039
Accrued expenses............................................             30,775
                                                                   ------------
        Total liabilities...................................         53,196,121
                                                                   ------------
Net assets..................................................       $253,501,311
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     22,006
  Class B...................................................             32,031
  Class C...................................................              8,973
  Class I...................................................             26,276
Additional paid-in capital..................................        218,298,510
Accumulated undistributed net investment income.............             36,515
Accumulated undistributed net realized gain on
  investments...............................................          7,034,596
Net unrealized appreciation on investments..................         28,042,404
                                                                   ------------
Net assets..................................................       $253,501,311
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 62,875,072
                                                                   ============
Shares of beneficial interest outstanding...................          2,200,555
                                                                   ============
Net asset value per share outstanding.......................       $      28.57
Maximum sales charge (5.50% of offering price)..............               1.66
                                                                   ------------
Maximum offering price per share outstanding................       $      30.23
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 90,063,166
                                                                   ============
Shares of beneficial interest outstanding...................          3,203,132
                                                                   ============
Net asset value and offering price per share outstanding....       $      28.12
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 25,229,178
                                                                   ============
Shares of beneficial interest outstanding...................            897,291
                                                                   ============
Net asset value and offering price per share outstanding....       $      28.12
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $ 75,333,895
                                                                   ============
Shares of beneficial interest outstanding...................          2,627,619
                                                                   ============
Net asset value and offering price per share outstanding....       $      28.67
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  806,170
  Interest..................................................     499,152
                                                              ----------
    Total income............................................   1,305,322
                                                              ----------
Expenses:
  Manager...................................................     658,622
  Transfer agent............................................     221,629
  Distribution--Class B.....................................     214,240
  Distribution--Class C.....................................      45,162
  Service--Class A..........................................      44,772
  Service--Class B..........................................      71,413
  Service--Class C..........................................      15,054
  Shareholder communication.................................      25,757
  Registration..............................................      25,623
  Recordkeeping.............................................      21,933
  Professional..............................................      18,730
  Custodian.................................................       9,289
  Trustees..................................................       2,349
  Miscellaneous.............................................      20,906
                                                              ----------
    Total expenses before reimbursement.....................   1,395,479
                                                              ----------
Expense reimbursement by Manager............................    (126,672)
                                                              ----------
    Net expenses............................................   1,268,807
                                                              ----------
Net investment income.......................................      36,515
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   5,146,503
Net change in unrealized appreciation on investments........   3,538,771
                                                              ----------
Net realized and unrealized gain on investments.............   8,685,274
                                                              ----------
Net increase in net assets resulting from operations........  $8,721,789
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $4,202.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Six months      Year ended
                                                                  ended        December 31,
                                                              June 30, 2001*       2000
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $     36,515    $     70,423
  Net realized gain on investments..........................      5,146,503      14,862,338
  Net change in unrealized appreciation on investments......      3,538,771       2,412,003
                                                               ------------    ------------
  Net increase in net assets resulting from operations......      8,721,789      17,344,764
                                                               ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................             --              --
    Class B.................................................             --              --
    Class C.................................................             --              --
    Class I.................................................             --         (66,943)
  From net realized gain on investments:
    Class A.................................................             --      (2,205,840)
    Class B.................................................             --      (4,008,861)
    Class C.................................................             --        (673,736)
    Class I.................................................             --      (7,189,079)
                                                               ------------    ------------
      Total dividends and distributions to shareholders.....             --     (14,144,459)
                                                               ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     44,552,762      14,874,183
    Class B.................................................     50,196,365      27,578,588
    Class C.................................................     18,759,831       4,084,492
    Class I.................................................      7,393,042       7,241,799
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --       2,078,469
    Class B.................................................             --       3,805,143
    Class C.................................................             --         633,102
    Class I.................................................             --       6,839,469
                                                               ------------    ------------
                                                                120,902,000      67,135,245
  Cost of shares redeemed:
    Class A.................................................     (5,571,327)     (3,811,979)
    Class B.................................................     (2,987,117)     (2,736,156)
    Class C.................................................       (743,276)       (689,234)
    Class I.................................................     (4,926,368)    (11,091,674)
                                                               ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    106,673,912      48,806,202
                                                               ------------    ------------
      Net increase in net assets............................    115,395,701      52,006,507
NET ASSETS:
Beginning of period.........................................    138,105,610      86,099,103
                                                               ------------    ------------
End of period...............................................   $253,501,311    $138,105,610
                                                               ============    ============
Accumulated undistributed net investment income at end of
  period....................................................   $     36,515    $         --
                                                               ============    ============

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                     Class A                                    Class B
                                     ----------------------------------------   ----------------------------------------
                                     Six months                    June 9*      Six months                    June 9*
                                       ended       Year ended      through        ended       Year ended      through
                                      June 30,    December 31,   December 31,    June 30,    December 31,   December 31,
                                       2001+          2000           1999         2001+          2000           1999
                                     ----------   ------------   ------------   ----------   ------------   ------------
Net asset value at beginning of
  period...........................   $ 27.25       $ 26.22        $ 25.38       $ 26.92       $ 26.15        $ 25.38
                                      -------       -------        -------       -------       -------        -------
Net investment income (loss).......      0.02          0.02           0.05         (0.04)        (0.11)          0.02
Net realized and unrealized gain on
  investments......................      1.30          4.17           1.81          1.24          4.04           1.76
                                      -------       -------        -------       -------       -------        -------
Total from investment operations...      1.32          4.19           1.86          1.20          3.93           1.78
                                      -------       -------        -------       -------       -------        -------
Less dividends and distributions:
  From net investment income.......        --            --          (0.08)           --            --          (0.07)
  From net realized gain on
    investments....................        --         (3.16)         (0.94)           --         (3.16)         (0.94)
                                      -------       -------        -------       -------       -------        -------
Total dividends and
  distributions....................        --         (3.16)         (1.02)           --         (3.16)         (1.01)
                                      -------       -------        -------       -------       -------        -------
Net asset value at end of period...   $ 28.57       $ 27.25        $ 26.22       $ 28.12       $ 26.92        $ 26.15
                                      =======       =======        =======       =======       =======        =======
Total investment return (a)........      4.84%        16.67%          7.53%         4.46%        15.72%          7.23%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)...      0.24%++       0.12%          0.46%++      (0.51%)++     (0.63%)        (0.29%)++
    Net expenses...................      1.25%++       1.25%          1.25%++       2.00%++       2.00%          2.00%++
    Expenses (before
      reimbursement)...............      1.39%++       1.44%          1.41%++       2.14%++       2.19%          2.16%++
Portfolio turnover rate............        12%           40%            32%           12%           40%            32%
Net assets at end of period (in
  000's)...........................   $62,875       $22,048        $ 8,651       $90,063       $40,078        $11,511

-------
 *   Class A, B and C shares first offered on June 9, 1999.

** The financial information for the year ended December 31, 1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Equity Fund.
+    Unaudited.
++   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                    Class C                                             Class I**
    ----------------------------------------   ------------------------------------------------------------
    Six months                    June 9*      Six months
      ended       Year ended      through        ended                  Year ended December 31,
     June 30,    December 31,   December 31,    June 30,    -----------------------------------------------
      2001+          2000           1999         2001+       2000      1999      1998      1997      1996
    ----------   ------------   ------------   ----------   -------   -------   -------   -------   -------
     $ 26.92       $ 26.15        $ 25.38       $ 27.31     $ 26.25   $ 24.58   $ 22.73   $ 20.66   $ 19.36
     -------       -------        -------       -------     -------   -------   -------   -------   -------
       (0.04)        (0.11)          0.02          0.06        0.12      0.11      0.33      0.28      0.36
        1.24          4.04           1.76          1.30        4.13      2.81      4.81      5.49      4.16
     -------       -------        -------       -------     -------   -------   -------   -------   -------
        1.20          3.93           1.78          1.36        4.25      2.92      5.14      5.77      4.52
     -------       -------        -------       -------     -------   -------   -------   -------   -------
          --            --          (0.07)           --       (0.03)    (0.11)    (0.33)    (0.29)    (0.36)
          --         (3.16)         (0.94)           --       (3.16)    (1.14)    (2.96)    (3.41)    (2.86)
     -------       -------        -------       -------     -------   -------   -------   -------   -------
          --         (3.16)         (1.01)           --       (3.19)    (1.25)    (3.29)    (3.70)    (3.22)
     -------       -------        -------       -------     -------   -------   -------   -------   -------
     $ 28.12       $ 26.92        $ 26.15       $ 28.67     $ 27.31   $ 26.25   $ 24.58   $ 22.73   $ 20.66
     =======       =======        =======       =======     =======   =======   =======   =======   =======
        4.46%        15.72%          7.23%         4.98%      16.88%    12.18%    24.23%    27.99%    23.82%
       (0.51)%++     (0.63)%        (0.29)%++      0.49%++     0.37%     0.39%     1.10%     1.18%     1.82%
        2.00%++       2.00%          2.00%++       1.00%++     1.00%     0.88%     0.70%     0.82%     0.74%
        2.14%++       2.19%          2.16%++       1.14%++     1.19%     0.96%     0.77%     0.82%     0.74%
          12%           40%            32%           12%         40%       32%       41%       58%       53%
     $25,229       $ 6,546        $ 2,478       $75,334     $69,434   $63,460   $60,414   $94,172   $73,591

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay MAP Equity Fund



NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Equity Fund (the "Fund").

MainStay MAP Equity Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The acquisition was accomplished by a tax free exchange of Class I shares of MainStay MAP Equity Fund in the amount equal to the outstanding shares of MAP-Equity Fund, effective on June 9, 1999. The financial statements of the MainStay MAP Equity Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization. Prior to the reorganization, the MainStay MAP Equity Fund had not commenced operations and had no assets or liabilities. MainStay Management LLC agreed to bear all costs related to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of the four classes commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Prior to reorganization Class I shares were subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the

Notes to Financial Statements unaudited




Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassi-

MainStay MAP Equity Fund



fied within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 2001, the Manager earned $658,622 and reimbursed the Fund $126,672. The Manager had contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager voluntarily agreed to continue the limitation. For a two-year period following expiration of the contractual expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the contractual expense limitation. At June 30, 2001, the amount of such expenses was $376,582.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to Class A, Class B and Class C shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $69,936 for the six months ended June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $173, $29,595 and $1,024, respectively, for the six months ended June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the six months ended June 30, 2001 amounted to $221,629.

MainStay MAP Equity Fund



TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or NYLIFE Distributors, currently are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,962 for the six months ended June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $21,933 for the six months ended June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, were $85,131 and $20,033, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        SIX MONTHS ENDED                           YEAR ENDED
                                         JUNE 30, 2001*                         DECEMBER 31, 2000
                              -------------------------------------   -------------------------------------
                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                              -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.................   1,594     1,825      681       265       534        998      146       265
Shares issued in
  reinvestment of dividends
  and distributions.........      --        --       --        --        81        150       25       265
                               -----     -----      ---      ----      ----      -----      ---      ----
                               1,594     1,825      681       265       615      1,148      171       530
Shares redeemed.............    (203)     (111)     (27)     (179)     (136)       (99)     (23)     (406)
                               -----     -----      ---      ----      ----      -----      ---      ----
Net increase................   1,391     1,714      654        86       479      1,049      148       124
                               =====     =====      ===      ====      ====      =====      ===      ====

-------
 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSME10-08/01
                                                              30

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

MainStay(R)
MAP Equity Fund

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY LOGO]

                               Table of Contents

                                                    President's Letter                               2
                                                    Portfolio Management Discussion and Analysis     3
                                                    Performance from 1/2/01 through 6/30/01          4
                                                    Fund and Lipper Returns                          6
                                                    Portfolio of Investments                         7
                                                    Financial Statements                            10
                                                    Notes to Financial Statements                   14
                                                    The MainStay(R) Funds                           19

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

Portfolio Management Discussion and Analysis

The first six months of 2001 proved to be one of the most volatile periods in U.S. stock-market history. Several factors contributed to the market swings, including a rapidly decelerating economy, a new political administration, shifting congressional leadership, and a corporate earnings outlook that showed few encouraging signs. As it became progressively evident that the economy was slowing, several technology-related companies lowered their earnings estimates. By the end of June, companies in several sectors were announcing layoffs and international markets were beginning to weaken.

To keep the economic slowdown from turning into a recession, the Federal Reserve moved aggressively to lower interest rates. From January through June of 2001, the Fed cut the targeted federal funds rate six times--for a total reduction of 2.75%. While the stock market responded positively to these moves, many observers believe that it will be several months before interest-rate reductions will have a measurable impact on the corporate bottom line.

During the first six months of 2001, mid-cap stocks generally outperformed large-cap issues but underperformed small-cap stocks. Value equities generally showed stronger performance than growth stocks at all capitalization levels.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Mid Cap Growth Fund returned -7.60% for Class A shares and -8.10% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -12.69% return of the average Lipper(1) mid-cap growth fund over the same period. All share classes underperformed the -2.88% return of the Russell 2500(TM) Growth Index(2) for the first six months of 2001.

The Fund's performance relative to its peers was largely due to individual security selection, which gave the Fund an overweighted position in health care and financial stocks, and helped the portfolio remain underweighted in the technology sector.

STRONG AND WEAK PERFORMERS

Advent Software, NVIDIA, and Abercrombie & Fitch were among the strongest positive contributors to the Fund's performance during the first half of 2001. Advent provides enterprise investment-management solutions to financial companies and managed to successfully navigate a market where many of its peers faced setbacks. NVIDIA, an interactive 3D graphics company, benefited from its well-defined marketing strategy and insightful management. Abercrombie & Fitch advanced with other retailers as consumers continued to spend, even


-------
(1) See footnote and table on page 6 for more information about Lipper Inc.
(2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

PERFORMANCE FROM 1/2/01 THROUGH 6/30/01
[BAR GRAPH]

                                              6/01
                                           Period-end
                                           ----------
Class A                                      -7.60
Class B and Class C                          -8.10

Past Performance is no guarantee of future results.
See footnote * on page 6 for more information on performance.

though their confidence declined. All three stocks more than doubled in price during the reporting period, and the Fund continues to hold them for their fundamental strengths and long-term potential.

Three takeover candidates--Tosco, Alza, and MiniMed--also contributed to the Fund's strong performance relative to its peers. Tosco, a petroleum refiner, advanced when it agreed to be acquired by Phillips Petroleum at a considerable premium. Alza benefited when it was acquired by Johnson & Johnson; and MiniMed advanced when it signed a definitive merger agreement with Medtronic.

Technology stocks were among the worst-performing securities during the first half of the year. Although the Fund remained underweighted in technology relative to its benchmark, a handful of technology-related holdings detracted significantly from the Fund's overall performance.

When capital spending in the telecommunications-equipment sector suddenly declined, four of the Fund's holdings recorded price declines of more than 50%. These included Waters, which makes high-performance liquid chromatography products; Newport, which provides fiber-optic components to the telecommunications industry; Vitesse Semiconductor, which makes chips for communications and automated test equipment; and McData, which provides enterprise switches and related software to connect servers and storage systems. Later in the reporting period, the Fund sold all four of these technology holdings. We redeployed the Fund's assets in health care and specialty-finance companies that we believe have stronger earnings potential.

Energy stocks also detracted from the Fund's performance during the reporting period. With falling oil and gas prices and growing concern over the California energy crisis, oil and gas drilling companies Newfield Exploration, ENSCO International, and National-Oilwell each fell more than 20% over the first half of 2001. Although we have reduced the Fund's positions in these companies, we continue to hold the stocks, believing that they are now attractively valued in light of company fundamentals, earnings potential, and the industry's long-term prospects.

STRATEGIC POSITIONING

During the reporting period, we added significantly to the Fund's positions in AdvancePCS, which provides pharmacy benefit-management services, and AmeriCredit and Heller Financial, two consumer-finance companies. Each of these additions had a positive impact on Fund performance during the first half of 2001.

Virtually all of the securities the Fund sold during the first half of the year had a positive impact on performance--many of them technology companies that subsequently went lower. In addition to the sales mentioned earlier, the Fund sold all of its holdings in Manugistics, Qlogic, and Manhattan Associates.

As of June 30, 2001, the Fund was slightly overweighted in health care and significantly overweighted in financials. Our disciplined, bottom-up stock-selection process helped us identify several promising companies within these sectors, based on current fundamentals, future earnings prospects, and relative valuations.

LOOKING AHEAD

In the coming months, we expect to see volatility continue, fueled by shifting investor perceptions about corporate profit potential and the global economic outlook. In light of recent tax cuts and the Federal Reserve's aggressive easing moves, we are cautiously optimistic about the outlook for the economy and corporate earnings. If our optimism is well founded, we may see a healthier environment for stocks in general. We believe mid-cap stocks, which have recently surpassed their large-capitalization counterparts, may continue to outperform.

Although new developments could always adjust our viewpoint, no matter what the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Fund and Lipper Returns as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                         SINCE INCEPTION
                         THROUGH 6/30/01
    Class A                   -7.60%
    Class B                   -8.10%
    Class C                   -8.10%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                         SINCE INCEPTION
                         THROUGH 6/30/01
    Class A                  -12.68%
    Class B                  -12.70%
    Class C                   -9.02%

   LIPPER(+) CATEGORY RETURN AS OF 6/30/01

                         SINCE INCEPTION
                         THROUGH 6/30/01
    Average Lipper
    mid-cap growth
    fund                    -12.69%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
6/30/01

                NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A        $9.24       $0.0000      $0.0000
    Class B        $9.19       $0.0000      $0.0000
    Class C        $9.19       $0.0000      $0.0000

-------

 *   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
     MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 + Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 6/30/01.

Portfolio of Investments June 30, 2001 unaudited

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (100.7%)+

AIR FREIGHT (0.6%)
Expeditors International of
 Washington, Inc. ..............     3,000       $   179,997
                                                 -----------

BANKS (3.7%)
Roslyn Bancorp, Inc. ...........    14,200           373,460
Synovus Financial Corp. ........    12,500           392,250
Zions Bancorporation............     5,300           312,700
                                                 -----------
                                                   1,078,410
                                                 -----------
BEVERAGES (0.8%)
Constellation Brands, Inc.
 Class A (a)....................     5,800           237,800
                                                 -----------
BIOTECHNOLOGY (3.8%)
Cephalon, Inc. (a)..............     2,300           162,150
Human Genome Sciences, Inc.
 (a)............................     3,700           222,925
Millennium Pharmaceuticals, Inc.
 (a)............................     9,000           320,220
Protein Design Labs, Inc. (a)...     2,500           216,900
Techne Corp. (a)................     6,300           204,750
                                                 -----------
                                                   1,126,945
                                                 -----------
BROADCAST/MEDIA (0.5%)
Emmis Communications Corp.
 Class A (a)....................     4,600           141,450
                                                 -----------
COMMERCIAL & CONSUMER SERVICES (2.5%)
BISYS Group, Inc. (The) (a).....     6,900           407,100
DST Systems, Inc. (a)...........     6,200           326,740
                                                 -----------
                                                     733,840
                                                 -----------
COMMUNICATIONS--EQUIPMENT (2.2%)
L-3 Communications Holdings,
 Inc. (a).......................     4,100           312,830
Scientific-Atlanta, Inc. .......     8,500           345,100
                                                 -----------
                                                     657,930
                                                 -----------
COMPUTER SOFTWARE & SERVICES (5.4%)
Advent Software, Inc. (a).......     7,700           488,950
Fiserv, Inc. (a)................    11,500           735,770
Macrovision Corp. (a)...........     5,600           383,600
                                                 -----------
                                                   1,608,320
                                                 -----------
COMPUTERS--HARDWARE (1.2%)
SanDisk Corp. (a)...............    13,000           362,570
                                                 -----------

COMPUTERS--PERIPHERALS (1.3%)
Integrated Circuit Systems, Inc.
 (a)............................    20,000           384,000
                                                 -----------


                                   SHARES           VALUE
                                  --------------------------
ELECTRIC POWER COMPANIES (1.6%)
Constellation Energy Group,
 Inc. ..........................     6,000       $   255,600
Reliant Energy, Inc. (a)........     8,400           207,480
                                                 -----------
                                                     463,080
                                                 -----------

ELECTRICAL EQUIPMENT (1.2%)
Symbol Technologies, Inc. ......    15,900           352,980
                                                 -----------

ELECTRONICS--COMPONENTS (8.0%)
Amphenol Corp. Class A (a)......     6,800           272,340
Atmel Corp. (a).................    29,100           392,559
Integrated Device Technology,
 Inc. (a).......................    11,400           361,266
Lattice Semiconductor Corp.
 (a)............................    13,000           317,200
NVIDIA Corp. (a)................     3,800           352,450
Plexus Corp. (a)................     9,000           297,000
Rudolph Technologies Inc. (a)...     7,500           352,500
                                                 -----------
                                                   2,345,315
                                                 -----------
ELECTRONICS--INSTRUMENTATION (1.4%)
Mettler-Toledo International
 Inc. (a).......................     3,200           138,400
PerkinElmer, Inc. ..............     9,900           272,547
                                                 -----------
                                                     410,947
                                                 -----------
ELECTRONICS--SEMICONDUCTORS (1.6%)
LSI Logic Corp. (a).............    17,400           327,120
Teradyne, Inc. (a)..............     4,000           132,400
                                                 -----------
                                                     459,520
                                                 -----------
FINANCE (7.4%)
Affiliated Managers Group, Inc.
 (a)............................     6,100           375,150
AmeriCredit Corp. (a)...........    15,000           779,250
Heller Financial, Inc. Class
 A..............................    13,200           528,000
SEI Investments Co. ............    10,800           511,920
                                                 -----------
                                                   2,194,320
                                                 -----------
FOOD & HEALTH CARE DISTRIBUTORS (2.6%)
AmeriSource Health Corp. Class A
 (a)............................    10,500           580,650
Patterson Dental Co. (a)........     6,000           180,000
                                                 -----------
                                                     760,650
                                                 -----------
GOLD & PRECIOUS METALS MINING (0.6%)
CONSOL Energy Inc. .............     7,300           184,690
                                                 -----------

HARDWARE & TOOLS (1.2%)
Toro Co. (The)..................     8,000           359,600
                                                 -----------

HEALTH CARE--DRUGS (8.4%)
Andrx Group (a).................     2,200           169,400
Barr Laboratories, Inc. (a).....     3,200           225,312
Elan Corp. PLC ADR (a) (b)......     6,700           408,700
IVAX Corp. (a)..................     9,750           380,250
King Pharmaceuticals, Inc.
 (a)............................     7,000           376,250
Kos Pharmaceuticals, Inc. (a)...    15,000           592,500
Watson Pharmaceuticals, Inc.
 (a)............................     5,100           314,364
                                                 -----------
                                                   2,466,776
                                                 -----------

-------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund


                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)

HEALTH CARE--HMOS (1.4%)
WellPoint Health Networks Inc.
 (a)............................     4,400       $   414,656
                                                 -----------
HEALTH CARE--MEDICAL PRODUCTS (3.7%)
Biomet, Inc. ...................     6,000           288,360
Laboratory Corp. of America
 Holdings (a)...................     6,800           522,920
St. Jude Medical, Inc. (a)......     4,700           282,000
                                                 -----------
                                                   1,093,280
                                                 -----------
HEALTH CARE--MISCELLANEOUS (8.7%)
AdvancePCS (a)..................     9,100           582,855
Allergan, Inc. .................     5,200           444,600
Lincare Holdings Inc. (a).......    10,000           300,100
MedImmune, Inc. (a).............     4,000           188,800
Orthodontic Centers of America,
 Inc. (a).......................     8,900           270,471
Quest Diagnostics Inc. (a)......     2,300           172,155
Trigon Healthcare, Inc. (a).....     5,000           324,250
Universal Health Services, Inc.
 Class B (a)....................     6,300           286,650
                                                 -----------
                                                   2,569,881
                                                 -----------
HOMEBUILDING (5.5%)
KB Home.........................    17,500           527,975
Lennar Corp. ...................    13,900           579,630
M.D.C. Holdings, Inc. ..........    14,800           523,920
                                                 -----------
                                                   1,631,525
                                                 -----------
INDEPENDENT POWER PRODUCERS (1.8%)
Calpine Corp. (a)...............     8,300           313,740
NRG Energy, Inc. (a)............     9,600           211,968
                                                 -----------
                                                     525,708
                                                 -----------
INSURANCE (0.4%)
Willis Group Holdings Ltd.
 (a)............................     6,600           117,150
                                                 -----------
INTERNET SOFTWARE & SERVICES (1.2%)
Agile Software Corp. (a)........    21,000           357,000
                                                 -----------
INVESTMENT BANK/BROKERAGE (1.7%)
Instinet Group Inc. (a).........    12,800           238,592
Legg Mason, Inc. ...............     5,400           268,704
                                                 -----------
                                                     507,296
                                                 -----------
LEISURE TIME (4.1%)
Harley-Davidson, Inc. ..........     7,900           371,932
International Game Technology
 (a)............................     8,500           533,375
Mandalay Resort Group (a).......    11,500           315,100
                                                 -----------
                                                   1,220,407
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
MANUFACTURING (0.6%)
Danaher Corp. ..................     3,200       $   179,200
                                                 -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.9%)
Equitable Resources, Inc. ......     8,200           273,142
                                                 -----------

OIL & GAS SERVICES (3.3%)
ENSCO International Inc. .......     9,400           219,960
Hanover Compressor Co. (a)......     6,500           215,085
National-Oilwell, Inc. (a)......     5,500           147,400
Newfield Exploration Co. (a)....     7,600           243,656
Pride International, Inc. (a)...     8,300           157,700
                                                 -----------
                                                     983,801
                                                 -----------
RETAIL (7.9%)
Abercrombie & Fitch Co. Class A
 (a)............................    15,000           667,500
Bed Bath & Beyond Inc. (a)......    13,900           433,680
BJ's Wholesale Club, Inc. (a)...     5,700           303,582
Dollar Tree Stores, Inc. (a)....    11,400           317,376
Talbots, Inc. (The).............     7,500           328,125
Target Corp. ...................     7,800           269,880
                                                 -----------
                                                   2,320,143
                                                 -----------
SPECIALIZED SERVICES (0.6%)
Tetra Tech, Inc. (a)............     6,000           163,200
                                                 -----------

TELECOMMUNICATIONS (1.1%)
Digital Lightwave, Inc. (a).....     8,800           325,248
                                                 -----------

TEXTILES (1.1%)
Jones Apparel Group, Inc. (a)...     7,200           311,040
                                                 -----------

WASTE MANAGEMENT (0.7%)
Republic Services, Inc. (a).....    10,000           198,500
                                                 -----------
Total Common Stocks
 (Cost $28,387,324).............                  29,700,317
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM INVESTMENT (1.5%)

COMMERCIAL PAPER (1.5%)
UBS Finance Delaware LLC
 4.14%, due 7/2/01..............  $445,000           444,898
                                                 -----------
Total Short-Term Investment
 (Cost $444,898)................                     444,898
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    VALUE
                                                 -----------
Total Investments
 (Cost $28,832,222) (c).........     102.2%      $30,145,215(d)
Liabilities in Excess of
 Cash and Other Assets..........      (2.2)         (647,235)
                                  --------       -----------
Net Assets......................     100.0%      $29,497,980
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(d)  At June 30, 2001, net unrealized appreciation was
     $1,312,993, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $2,709,016 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,396,023.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $28,832,222)..............................................       $30,145,215
Cash........................................................             2,880
Receivables:
  Investment securities sold................................           770,000
  Fund shares sold..........................................            43,333
  Dividends.................................................             3,868
                                                                   -----------
        Total assets........................................        30,965,296
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,238,483
  Fund shares redeemed......................................           104,089
  Transfer agent............................................            59,712
  Manager...................................................            14,570
  Custodian.................................................            10,839
  NYLIFE Distributors.......................................             8,176
  Trustees..................................................               658
Accrued expenses............................................            30,789
                                                                   -----------
        Total liabilities...................................         1,467,316
                                                                   -----------
Net assets..................................................       $29,497,980
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    27,345
  Class B...................................................             4,320
  Class C...................................................               298
Additional paid-in capital..................................        31,458,831
Accumulated net investment loss.............................          (125,817)
Accumulated net realized loss on investments................        (3,179,990)
Net unrealized appreciation on investments..................         1,312,993
                                                                   -----------
Net assets..................................................       $29,497,980
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $25,253,618
                                                                   ===========
Shares of beneficial interest outstanding...................         2,734,463
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.24
Maximum sales charge (5.50% of offering price)..............              0.54
                                                                   -----------
Maximum offering price per share outstanding................       $      9.78
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 3,970,773
                                                                   ===========
Shares of beneficial interest outstanding...................           431,987
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.19
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   273,589
                                                                   ===========
Shares of beneficial interest outstanding...................            29,764
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.19
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 2, 2001 through June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Interest..................................................  $    45,722
  Dividends.................................................       31,926
                                                              -----------
    Total income............................................       77,648
                                                              -----------
Expenses:
  Manager...................................................       97,387
  Transfer agent............................................       79,253
  Service--Class A..........................................       29,565
  Service--Class B..........................................        2,643
  Service--Class C..........................................          254
  Shareholder communication.................................       14,950
  Professional..............................................       12,537
  Registration..............................................       11,878
  Custodian.................................................       11,572
  Distribution--Class B.....................................        7,930
  Distribution--Class C.....................................          761
  Recordkeeping.............................................        6,147
  Trustees..................................................          817
  Miscellaneous.............................................       26,346
                                                              -----------
    Total expenses before reimbursement.....................      302,040
Expense reimbursement by Manager............................      (98,575)
                                                              -----------
    Net expenses............................................      203,465
                                                              -----------
Net investment loss.........................................     (125,817)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (3,179,990)
Net unrealized appreciation on investments..................    1,312,993
                                                              -----------
Net realized and unrealized loss on investments.............   (1,866,997)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,992,814)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              January 2, 2001
                                                                  through
                                                              June 30, 2001*
                                                              ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $  (125,817)
  Net realized loss on investments..........................     (3,179,990)
  Net unrealized appreciation on investments................      1,312,993
                                                                -----------
  Net decrease in net assets resulting from operations......     (1,992,814)
                                                                -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     27,856,639
    Class B.................................................      4,198,069
    Class C.................................................        303,647
  Cost of shares redeemed:
    Class A.................................................       (638,054)
    Class B.................................................       (217,059)
    Class C.................................................        (12,448)
                                                                -----------
      Increase in net assets derived from capital share
       transactions.........................................     31,490,794
                                                                -----------
      Net increase in net assets............................     29,497,980
NET ASSETS:
Beginning of period.........................................             --
                                                                -----------
End of period...............................................    $29,497,980
                                                                ===========
Accumulated net investment loss at end of period............    $  (125,817)
                                                                ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A            Class B            Class C
                                                              ----------------   ----------------   ----------------
                                                                      January 2, 2001 through June 30, 2001+
                                                              ------------------------------------------------------
Net asset value at beginning of period......................      $ 10.00            $ 10.00            $ 10.00
                                                                  -------            -------            -------
Net investment loss (a).....................................        (0.04)             (0.06)             (0.06)
Net realized and unrealized loss on investments.............        (0.72)             (0.75)             (0.75)
                                                                  -------            -------            -------
Total from investment operations............................        (0.76)             (0.81)             (0.81)
                                                                  -------            -------            -------
Net asset value at end of period............................      $  9.24            $  9.19            $  9.19
                                                                  =======            =======            =======
Total investment return (b).................................        (7.60%)            (8.10%)            (8.10%)
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.....................................        (0.90%)++          (1.65%)++          (1.65%)++
    Net expenses............................................         1.50%++            2.25%++            2.25%++
    Expenses (before reimbursement).........................         2.25%++            3.00%++            3.00%++
Portfolio turnover rate.....................................           56%                56%                56%
Net assets at end of period (in 000's)......................      $25,254            $ 3,971            $   273

-------
 +  Unaudited.
++  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Mid Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc., an indirect wholly-owned subsidiary of New York Life Insurance Company, at a net asset value of $10.00. Distribution of Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal

Notes to Financial Statements unaudited


exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the

MainStay Mid Cap Growth Fund

distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the period January 2, 2001 to June 30, 2001, the Manager earned $97,387 which was waived, and reimbursed the Fund $1,188.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,555 for the period January 2, 2001 to June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class B shares of $181 and $436, respectively, for the period January 2, 2001 to June 30, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the period January 2, 2001 to June 30, 2001 amounted to $79,253.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $296 for the period January 2, 2001 to June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,147 for the period January 2, 2001 to June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the period January 2, 2001 to June 30, 2001, purchases and sales of securities, other than short-term securities, were $46,299 and $14,732, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the

MainStay Mid Cap Growth Fund


syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the period ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                   SIX MONTHS ENDED
                                                                    JUNE 30, 2001*
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Shares sold.................................................   2,805      456       31
Shares redeemed.............................................     (71)     (24)      (1)
                                                               -----      ---       --
Net increase................................................   2,734      432       30
                                                               =====      ===       ==

-------
*   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
Mainstay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS
MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSMC10-08/01

[RECYCLE LOGO]                                                 11

                                                           [MAINSTAY FUNDS LOGO]

MainStay(R)
Mid Cap Growth Fund

SEMIANNUAL REPORT
UNAUDITED
JUNE 30, 2001

[MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Performance from 1/2/01 through 6/30/01          5
                                                              Fund and Lipper Returns                          7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                             9
                                                              Notes to Financial Statements                   14
                                                              The MainStay(R) Funds                           19

                       This page intentionally left blank

President's Letter

During the first six months of 2001, economies around the globe felt the impact of a major market correction in the technology and telecommunications sectors. In the United States, signs of an economic slowdown led to concerns over a possible recession, leading the Federal Reserve to ease interest rates aggressively in the first half of 2001.

For most income investors, lower interest rates meant higher bond prices. Severe setbacks in the telecommunications and international-cable sectors, however, had a negative impact on high-yield bond returns. While lower interest rates may make it easier for corporations to finance future growth, it may take several months for Federal Reserve easing to be reflected in the stock market.

During the first half of the year, many companies lowered their earnings estimates and profit projections to better reflect the realities of a slowing economy. Although domestic equities recovered in the second quarter of 2001, the turnaround was insufficient to lift major stock indices into positive territory for the first half of the year. Throughout this period, value equities outpaced growth stocks at all capitalization levels.

International equities also faced challenges, with few countries earning positive returns in their local currencies--and even fewer in U.S. dollar terms. Only a handful of world industry groups provided positive returns for U.S. investors as the global economy slowed during the first half of 2001.

Despite these turbulent markets, MainStay's portfolio managers remained focused on long-term results. Each of our Funds consistently follows a disciplined and time-tested investment process, to pursue its objective without style drift, regardless of where the markets may move.

The commentary that follows will give you a more detailed look at the market forces, portfolio holdings, and management decisions that affected your results during the first six months of 2001. If you have any questions about the Fund's strategies or performance, your registered representative will be pleased to assist you.

As we look to the future, we believe that MainStay's unwavering commitment to consistency, integrity, and shareholder service will continue to add value to your investments in both up and down markets. We look forward to serving you for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
July 2001

Portfolio Management Discussion and Analysis

The equity markets showed considerable volatility in the first six months of 2001, with many companies in the technology and communication-services sectors suffering severe price corrections. As the economy slowed during the first half of the year, the stock market reacted as if it were in the throes of a recession. To keep market concerns from becoming reality, the Federal Reserve lowered the targeted federal funds rate six times in the first six months of 2001--for a cumulative reduction of 2.75%.

Despite this aggressive action, disappointing corporate profit announcements and dim prospects for a rapid economic turnaround caused the stock market to continue its decline. An unprecedented build-out in many industries over the past few years had led to structural excesses. When demand suddenly contracted, the impact on operating margins and earnings was severely negative. While the Federal Reserve's aggressive easing may have avoided an even sharper downturn, economic and corporate profit data have not yet indicated that the hoped-for recovery is fully underway. During the first six months of 2001, value stocks continued to outperform growth stocks at all capitalization levels.

PERFORMANCE REVIEW

For the six months ended June 30, 2001, MainStay Select 20 Equity Fund returned -10.50% for Class A shares and -10.80% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -8.56% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -6.70% return of the S&P 500 Index(2) for the first six months of 2001.

STRONG AND WEAK PERFORMERS

During the first half of 2001, Tosco was the stock that made the greatest positive contribution to the Fund's performance. After the Fund established a position in the company--a refiner and marketer of petroleum products--Tosco agreed to be acquired by Phillips Petroleum. The shares rose 24%(3) before they reached our price target and were sold in mid-February. Harley-Davidson was also a positive contributor to the Fund's performance in the first half of 2001, rising 18%. The famous motorcycle company enjoyed excellent sales both in the U.S. and overseas, and it continues to show impressive growth even in the midst of the recent economic slowdown. These shares are still held in the portfolio.


-------
(1) See footnote and table on page 7 for more information about Lipper Inc.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns assume the reinvestment of all dividends and capital gains. You cannot invest directly in an index.
(3) Unless otherwise indicated, returns reflect performance for the six-month period ended 6/30/01.

PERFORMANCE FROM 1/2/01 THROUGH 6/30/01
[BAR GRAPH]

CLASS A SHARES
PERIOD-END               TOTAL RETURN %
-----------              --------------
6/01                       -10.5 %

CLASS B AND CLASS C SHARES
PERIOD-END                   TOTAL RETURN %
-----------                  --------------
6/01                          -10.8 %

Another positive contributor to the Fund was American Standard, a multi-industry manufacturing company. American Standard rose 22%, as the market responded positively to new management's restructuring efforts. The Fund continues to hold the company's shares. American General, a U.S. life insurance company, agreed to be acquired by American International Group, another insurer. The stock rose 5% through April, and following the announcement, we sold the position. The Fund purchased Alcoa, a major global aluminum producer, in late March 2001. The shares rose rapidly--in less than three months--and we sold the position when it reached our price target.

Although the Fund remained underweighted in technology stocks relative to its benchmark, two of the Fund's technology-related holdings detracted from performance. Corning, which makes fiber-optic cable and equipment, fell 70% from its original purchase price. EMC, which makes storage systems for network computing, dropped 52%. Both stocks were victims of the severe correction in technology spending that caused earnings multiples to contract throughout the technology and telecommunications industries. We sold the Fund's positions in Corning and EMC in mid-June when we realized it would take longer than we had anticipated for the stocks to rebound. With an unstable outlook, we no longer considered the stocks to be among our best holdings.

El Paso dropped 26% in the first half of the year due to weaker natural gas prices, supply concerns, and problems on the West Coast. We believe the recent pullback has brought El Paso to a more attractive valuation given the company's earnings outlook, and the Fund continues to hold the shares.

STOCK SELECTION AND SECTOR WEIGHTINGS

The Fund's stock-selection process individually evaluates securities, drawing ideas from both a growth perspective and a value orientation. The Fund concentrates on the 20 stocks we believe have the best outlook for performance. Our bottom-up approach means we consider securities one-by-one. We do not base our selections on a top-down assessment of the economy or the prospects for various market sectors.

Although each Fund holding was selected on its individual merits, our bottom-up approach did lead to variations in the Fund's sector weightings. As of June 30, 2001, the Fund was overweighted in capital goods, utilities, and communication services and underweighted in consumer staples and technology.

LOOKING AHEAD

We intend to remain somewhat defensive until we see clearer evidence that the global economy is stabilizing, although more compelling equity valuations could alter our perspective. We are cautiously optimistic that central-bank easing will help strengthen the economy, but worry that structural issues may prevent a number of companies from taking full advantage of additional liquidity. We also see high corporate and consumer debt levels as potential challenges to a swift recovery.

Since companies may vary in their response to fiscal, monetary, and economic events, we continue to believe that individual stock selection and ongoing evaluation are essential for successful investing. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Richard A. Rosen
Mark T. Spellman
Portfolio Managers
MacKay Shields LLC

The Fund is nondiversified, which means it may invest more of its assets in fewer companies than a diversified fund. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.

Fund and Lipper Returns as of 6/30/01

   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)*

                         SINCE INCEPTION
                         THROUGH 6/30/01
    Class A                  -10.50%
    Class B                  -10.80%
    Class C                  -10.80%

   FUND TOTAL RETURNS (WITH SALES CHARGES)*

                         SINCE INCEPTION
                         THROUGH 6/30/01
    Class A                  -15.42%
    Class B                  -15.26%
    Class C                  -11.69%

   LIPPER(+) CATEGORY RETURN AS OF 6/30/01

                         SINCE INCEPTION
                         THROUGH 6/30/01
    Average Lipper
    large-cap core
    fund                    -8.56%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
   6/30/01

                NAV 6/30/01    INCOME    CAPITAL GAINS
    Class A        $ 8.95      $0.0000      $0.0000
    Class B        $ 8.92      $0.0000      $0.0000
    Class C        $ 8.92      $0.0000      $0.0000

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

  Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 6/30/01.

MainStay Select 20 Equity Fund
Portfolio of Investments June 30, 2001 unaudited

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (99.2%)+

BANKS (10.0%)
FleetBoston Financial Corp. ....    38,800       $ 1,530,660
J.P. Morgan Chase & Co. ........    33,800         1,507,480
                                                 -----------
                                                   3,038,140
                                                 -----------
COMPUTER SOFTWARE & SERVICES (5.3%)
Microsoft Corp. (a).............    22,000         1,606,000
                                                 -----------

ELECTRIC POWER COMPANIES (5.0%)
AES Corp. (The) (a).............    35,200         1,515,360
                                                 -----------

ELECTRICAL EQUIPMENT (5.0%)
General Electric Co. ...........    30,800         1,501,500
                                                 -----------

ENTERTAINMENT (5.2%)
AOL Time Warner, Inc. (a).......    30,000         1,590,000
                                                 -----------

FINANCE (5.4%)
Citigroup Inc. .................    30,900         1,632,756
                                                 -----------

HEALTH CARE--HMOS (5.3%)
UnitedHealth Group Inc. ........    26,000         1,605,500
                                                 -----------
HEALTH CARE--MEDICAL PRODUCTS (4.8%)
Baxter International Inc. ......    30,000         1,470,000
                                                 -----------

HEALTH CARE--MISCELLANEOUS (4.5%)
Amgen Inc. (a)..................    22,500         1,365,300
                                                 -----------
HOUSEHOLD PRODUCTS (4.7%)
Kimberly-Clark Corp. ...........    25,500         1,425,450
                                                 -----------

LEISURE TIME (5.1%)
Harley-Davidson, Inc. ..........    33,100         1,558,348
                                                 -----------

MANUFACTURING (9.6%)
American Standard Companies Inc.
 (a)............................    23,700         1,424,370
Tyco International Ltd. ........    27,100         1,476,950
                                                 -----------
                                                   2,901,320
                                                 -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (4.7%)
El Paso Corp. ..................    27,400         1,439,596
                                                 -----------

                                   SHARES           VALUE
                                  --------------------------
OIL--INTEGRATED DOMESTIC (4.7%)
Phillips Petroleum Co. .........    25,000       $ 1,425,000
                                                 -----------

OIL--INTEGRATED INTERNATIONAL (4.7%)
Chevron Corp. ..................    15,700         1,420,850
                                                 -----------

PERSONAL LOANS (5.1%)
Household International,
 Inc. ..........................    23,000         1,534,100
                                                 -----------

RETAIL (5.1%)
Kohl's Corp. (a)................    24,700         1,549,431
                                                 -----------

TELEPHONE (5.0%)
Verizon Communications Inc. ....    28,200         1,508,700
                                                 -----------
Total Common Stocks
 (Cost $30,522,741).............                  30,087,351
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM INVESTMENT (0.8%)

COMMERCIAL PAPER (0.8%)
UBS Finance Delaware LLC
 4.14%, due 7/2/01..............  $245,000           244,944
                                                 -----------
Total Short-Term Investment
 (Cost $244,944)................                     244,944
                                                 -----------
Total Investments
 (Cost $30,767,685)(c)..........     100.0%       30,332,295(d)
Liabilities in Excess of
 Cash and Other Assets..........      (0.0)(b)       (13,069)
                                  --------       -----------
Net Assets......................     100.0%      $30,319,226
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(d)  At June 30, 2001, net unrealized depreciation was
     $435,390, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $994,998 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $1,430,388.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2001 unaudited

ASSETS:
Investment in securities, at value (identified cost
  $30,767,685)..............................................       $30,332,295
Cash........................................................             1,540
Receivables:
  Investment securities sold................................           225,000
  Fund shares sold..........................................            72,310
  Dividends.................................................            39,811
                                                                   -----------
        Total assets........................................        30,670,956
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           244,915
  Transfer agent............................................            49,222
  Shareholder communication.................................            14,361
  Manager...................................................            12,688
  Custodian.................................................            10,806
  NYLIFE Distributors.......................................             9,140
  Trustees..................................................               470
Accrued expenses............................................            10,128
                                                                   -----------
        Total liabilities...................................           351,730
                                                                   -----------
Net assets..................................................       $30,319,226
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    28,215
  Class B...................................................             5,581
  Class C...................................................               101
Additional paid-in capital..................................        33,631,333
Accumulated net investment loss.............................           (11,026)
Accumulated net realized loss on investments................        (2,899,588)
Net unrealized depreciation on investments..................          (435,390)
                                                                   -----------
Net assets..................................................       $30,319,226
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $25,250,603
                                                                   ===========
Shares of beneficial interest outstanding...................         2,821,507
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.95
Maximum sales charge (5.50% of offering price)..............              0.52
                                                                   -----------
Maximum offering price per share outstanding................       $      9.47
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 4,978,412
                                                                   ===========
Shares of beneficial interest outstanding...................           558,063
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.92
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    90,211
                                                                   ===========
Shares of beneficial interest outstanding...................            10,112
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.92
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period January 2, 2001 through June 30, 2001 unaudited

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   160,556
  Interest..................................................       51,706
                                                              -----------
    Total income............................................      212,262
                                                              -----------
Expenses:
  Manager...................................................       98,612
  Transfer agent............................................       70,694
  Service--Class A..........................................       31,226
  Service--Class B..........................................        3,924
  Service--Class C..........................................           68
  Shareholder communication.................................       14,962
  Registration..............................................       11,919
  Professional..............................................       11,872
  Distribution--Class B.....................................       11,772
  Distribution--Class C.....................................          205
  Custodian.................................................       11,572
  Recordkeeping.............................................        6,409
  Trustees..................................................          655
  Miscellaneous.............................................       21,358
                                                              -----------
    Total expenses before reimbursement.....................      295,248
Expense reimbursement by Manager............................      (71,960)
                                                              -----------
    Net expenses............................................      223,288
                                                              -----------
Net investment loss.........................................      (11,026)
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (2,899,588)
Net unrealized depreciation on investments..................     (435,390)
                                                              -----------
Net realized and unrealized loss on investments.............   (3,334,978)
                                                              -----------
Net decrease in net assets resulting from operations........  $(3,346,004)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                              January 2, 2001
                                                                  through
                                                              June 30, 2001*
                                                              ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $   (11,026)
  Net realized loss on investments..........................     (2,899,588)
  Net unrealized depreciation on investments................       (435,390)
                                                                -----------
  Net decrease in net assets resulting from operations......     (3,346,004)
                                                                -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     28,351,387
    Class B.................................................      6,039,348
    Class C.................................................         98,217
  Cost of shares redeemed:
    Class A.................................................       (209,787)
    Class B.................................................       (613,935)
    Class C.................................................             --
                                                                -----------
      Increase in net assets derived from capital share
       transactions.........................................     33,665,230
                                                                -----------
      Net increase in net assets............................     30,319,226
NET ASSETS:
Beginning of period.........................................             --
                                                                -----------
End of period...............................................    $30,319,226
                                                                ===========
Accumulated net investment loss at end of period............    $   (11,026)
                                                                ===========

-------
* Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                  Class A           Class B           Class C
                                                              ---------------   ---------------   ---------------
                                                                    January 2, 2001 through June 30, 2001+
                                                              ---------------------------------------------------
Net asset value at beginning of period......................      $ 10.00           $10.00            $10.00
                                                                  -------           ------            ------
Net investment gain (loss) (a)..............................         0.00(b)         (0.03)            (0.03)
Net realized and unrealized loss on investments.............        (1.05)           (1.05)            (1.05)
                                                                  -------           ------            ------
Total from investment operations............................        (1.05)           (1.08)            (1.08)
                                                                  -------           ------            ------
Net asset value at end of period............................      $  8.95           $ 8.92            $ 8.92
                                                                  =======           ======            ======
Total investment return (c).................................       (10.50%)         (10.80%)          (10.80%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment gain (loss)..............................         0.01%++         (0.74%)++         (0.74%)++
    Net expenses............................................         1.50%++          2.25%++           2.25%++
    Expenses (before reimbursement).........................         2.01%++          2.76%++           2.76%++
Portfolio turnover rate.....................................           61%              61%               61%
Net assets at end of period (in 000's)......................      $25,251           $4,978            $   90

-------

 +   Unaudited.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

MainStay Select 20 Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-five funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Select 20 Equity Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLife Distributors Inc., an indirect wholly-owned subsidiary of New York Life Insurance Company, at a net asset value of $10.00. Distribution of Class A shares, Class B shares and Class C shares commenced on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal

Notes to Financial Statements unaudited

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Select 20 Equity Fund


EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the period January 2, 2001 to June 30, 2001, the Manager earned $98,612 and reimbursed the Fund $71,960.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the

Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,714 for the period January 2, 2001 to June 30, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $1,043 for the same period.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the period January 2, 2001 to June 30, 2001 amounted to $70,694.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $330 for the period January 2, 2001 to June 30, 2001.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $6,409 for the period January 2, 2001 to June 30, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000's):

During the period January 2, 2001 to June 30, 2001, purchases and sales of securities, other than short-term securities, were $50,247 and $16,824, respectively.

MainStay Select 20 Equity Fund


NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the period ended June 30, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                                                   SIX MONTHS ENDED
                                                                    JUNE 30, 2001*
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Shares sold.................................................   2,844      624       10
Shares redeemed.............................................     (22)     (66)      --
                                                               -----      ---       --
Net increase................................................   2,822      558       10
                                                               =====      ===       ==

-------

 *   Unaudited.

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An affiliate of New York Life Investment Management LLC.

Officers and Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
GARY E. WENDLANDT         Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
* As of June 30, 2001.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed to Fund shareholders or when accompanied or preceded by a current Fund prospectus.

(C)2001 NYLIFE Distributors Inc. All rights reserved. MSSE10- 08/01


[RECYCLE LOGO]                                                               23

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Select 20 Equity Fund

    SEMIANNUAL REPORT

    UNAUDITED

    JUNE 30, 2001

    [MAINSTAY.LOGO]